UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04347

GMO Trust

(Exact name of the registrant as specified in charter)

40 Rowes Wharf, Boston, MA 02110

(Address of principal executive offices) (Zip Code)

J.B. Kittredge, Chief Executive Officer, 40 Rowes Wharf, Boston, MA 02110

(Name and address of agent for services)

Registrant’s telephone number, including area code: 617-346-7646

Date of fiscal year end: 02/29/12

Date of reporting period: 02/29/12

Item 1. Reports to Stockholders.

The annual reports for each series of the registrant for the periods ended February 29, 2012 are filed herewith.

GMO Alpha Only Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Alpha Only Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Alpha Only Fund returned +4.1% for the fiscal year ended February 29, 2012, as compared with +0.1% for the Citigroup 3 Month Treasury Bill Index.

Underlying fund implementation was the primary contributor to the Fund’s performance, as GMO Quality Fund and GMO U.S. Core Equity Fund both outperformed their respective benchmarks during the period.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in

GMO Alpha Only Fund Class III Shares and the Citigroup 3 Month Treasury Bill Index

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2012. All information is unaudited. Performance for classes may vary due to different fees.

GMO Alpha Only Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	83.5%
Short-Term Investments	7.0
Investment Funds	2.3
Swap Agreements	2.0
Preferred Stocks	0.3
Rights/Warrants	0.0 ^
Forward Currency Contracts	(0.0)^
Futures Contracts	(4.8)
Other	9.7

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Swap agreements and futures contracts in the table are based on the net unrealized appreciation/depreciation of the respective contracts. The Fund’s investment program involves having both long and short investment exposures. The additional short exposures that the Fund has to swaps agreements and futures contracts based on notional amounts are (38.7%) and (46.9%) of net assets, respectively.

^	Rounds to 0.0%.

1

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Shares / Par Value		Description	Value ($)

		MUTUAL FUNDS — 89.2%

		United States — 89.2%
		Affiliated Issuers
	16,349,368	GMO International Growth Equity Fund, Class IV	371,621,126
	27,355,606	GMO International Intrinsic Value Fund, Class IV	557,233,684
	25,792,710	GMO Quality Fund, Class VI	603,807,351
	23,878,450	GMO U.S. Core Equity Fund, Class VI	310,897,414
	2,036,874	GMO U.S. Treasury Fund	50,921,848

		Total United States	1,894,481,423

		TOTAL MUTUAL FUNDS (COST $1,791,291,090)	1,894,481,423

		INVESTMENT FUNDS — 2.2%

		United States — 2.2%
	1,024,841	Vanguard Emerging Markets ETF (a)	45,738,654

		TOTAL INVESTMENT FUNDS (COST $45,088,415)	45,738,654

		SHORT-TERM INVESTMENTS — 2.4%

		Time Deposits — 2.4%
USD	15,000,000	Australia and New Zealand Banking Group Ltd. (ANZ) Time Deposit, 0.03%, due 03/01/12	15,000,000
USD	15,000,000	Bank of Tokyo-Mitsubishi (Tokyo) Time Deposit, 0.03%, due 03/01/12	15,000,000
USD	6,389,841	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.03%, due 03/01/12	6,389,841
USD	15,000,000	Royal Bank of Scotland (London) Time Deposit, 0.03%, due 03/01/12	15,000,000

		Total Time Deposits	51,389,841

		TOTAL SHORT-TERM INVESTMENTS (COST $51,389,841)	51,389,841

		TOTAL INVESTMENTS — 93.8% (Cost $1,887,769,346)	1,991,609,918
		Other Assets and Liabilities (net) — 6.2%	132,142,618

		TOTAL NET ASSETS — 100.0%	$2,123,752,536

2	See accompanying notes to the financial statements.

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

A summary of outstanding financial instruments at February 29, 2012 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)

Sales #
4/20/12	Bank of America, N.A.	AUD	4,912,247	$5,238,255	$(30,291)
4/20/12	Deutsche Bank AG	AUD	248,467	264,957	(1,582)
4/20/12	Morgan Stanley & Co.	AUD	4,586,569	4,890,963	(19,187)
4/20/12	International PLC Royal Bank of Scotland PLC	AUD	3,303,403	3,522,638	(16,812)
4/20/12	State Street Bank and Trust Company	AUD	5,209,374	5,555,101	(31,498)
4/20/12	Bank of America, N.A.	CHF	2,508,617	2,774,402	(27,911)
4/20/12	Bank of New York Mellon	CHF	3,025,027	3,345,525	(31,044)
4/20/12	Barclays Bank PLC	CHF	4,507,208	4,984,741	(38,777)
4/20/12	Deutsche Bank AG	CHF	3,128,070	3,459,485	(33,341)
4/20/12	Royal Bank of Scotland PLC	CHF	4,152,114	4,592,025	(39,703)
4/20/12	Bank of America, N.A.	DKK	4,075,518	730,559	(6,180)
4/20/12	Barclays Bank PLC	DKK	4,173,855	748,187	(4,599)
4/20/12	Morgan Stanley & Co. International PLC	DKK	4,726,029	847,167	(4,287)
4/20/12	Bank of New York Mellon	EUR	8,799,013	11,725,389	(85,878)
4/20/12	Brown Brothers Harriman & Co.	EUR	4,547,531	6,059,949	(46,112)
4/20/12	Deutsche Bank AG	EUR	5,112,115	6,812,302	(49,485)
4/20/12	Morgan Stanley & Co. International PLC	EUR	9,855,026	13,132,610	(52,596)
4/20/12	Royal Bank of Scotland PLC	EUR	9,367,977	12,483,579	(83,356)
4/20/12	State Street Bank and Trust Company	EUR	8,425,608	11,227,796	(81,046)
4/20/12	Bank of America, N.A.	GBP	3,968,901	6,311,885	(37,498)
4/20/12	Bank of New York Mellon	GBP	5,360,946	8,525,705	(63,290)
4/20/12	Brown Brothers Harriman & Co.	GBP	5,595,736	8,899,100	(58,956)
4/20/12	Deutsche Bank AG	GBP	3,591,294	5,711,364	(44,302)
4/20/12	JPMorgan Chase Bank, N.A.	GBP	4,124,354	6,559,108	(48,493)

See accompanying notes to the financial statements.	3

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Forward Currency Contracts — continued

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
4/20/12	Morgan Stanley & Co. International PLC	GBP	6,857,488	$10,905,709	$(70,014)
4/20/12	State Street Bank and Trust Company	GBP	2,538,099	4,036,430	(31,421)
4/20/12	Bank of New York Mellon	HKD	14,628,379	1,886,232	137
4/20/12	Brown Brothers Harriman & Co.	HKD	16,069,259	2,072,024	212
4/20/12	JPMorgan Chase Bank, N.A.	HKD	16,770,879	2,162,493	569
4/20/12	Bank of America, N.A.	JPY	816,784,711	10,052,105	204,500
4/20/12	Barclays Bank PLC	JPY	766,237,735	9,430,027	194,503
4/20/12	JPMorgan Chase Bank, N.A.	JPY	897,931,058	11,050,766	226,247
4/20/12	State Street Bank and Trust Company	JPY	1,022,345,110	12,581,920	249,200
4/20/12	Barclays Bank PLC	NOK	5,222,466	932,374	(15,854)
4/20/12	Morgan Stanley & Co. International PLC	NOK	6,530,988	1,165,986	(18,328)
4/20/12	Brown Brothers Harriman & Co.	NZD	378,476	314,710	156
4/20/12	Bank of America, N.A.	SEK	7,460,776	1,125,320	(8,759)
4/20/12	Bank of New York Mellon	SEK	6,878,269	1,037,459	(6,828)
4/20/12	JPMorgan Chase Bank, N.A.	SEK	9,883,287	1,490,710	(7,268)
4/20/12	Morgan Stanley & Co. International PLC	SEK	10,411,349	1,570,359	(7,858)
4/20/12	State Street Bank and Trust Company	SEK	11,613,817	1,751,729	(12,173)
4/20/12	Bank of New York Mellon	SGD	2,199,618	1,758,839	(8,275)
4/20/12	Deutsche Bank AG	SGD	1,445,017	1,155,452	(5,418)
4/20/12	JPMorgan Chase Bank, N.A.	SGD	1,123,490	898,355	(4,000)

				$215,781,791	$(256,896)

#	Fund sells foreign currency; buys USD.

4	See accompanying notes to the financial statements.

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Futures Contracts

Number of Contracts	Type	Expiration Date	Value	Net Unrealized Appreciation (Depreciation)
Sales
41	Amsterdam IDX	March 2012	$3,534,237	$(18,617)
290	CAC 40	March 2012	13,303,944	(235,081)
54	DAX	March 2012	12,321,593	(1,982,312)
354	FTSE 100 Index	March 2012	32,934,557	(2,444,069)
30	FTSE/MIB	March 2012	3,264,511	(311,801)
30	Hang Seng	March 2012	4,171,279	(40,448)
39	IBEX 35	March 2012	4,380,485	190,409
45	MSCI Singapore	March 2012	2,493,617	(11,483)
276	OMXS 30	March 2012	4,601,404	(102,764)
3,733	Russell 2000 Mini	March 2012	302,373,000	(30,235,135)
364	S&P 400 E-Mini Index	March 2012	35,548,240	(4,013,215)
9,358	S&P 500 E-Mini Index	March 2012	638,449,550	(61,778,662)
106	SPI 200	March 2012	12,138,669	(324,507)
291	TOPIX	March 2012	29,926,973	(3,238,378)

			$1,099,442,059	$(104,546,063)

Swap Agreements

Total Return Swaps

Notional Amount	Expiration Date	Counterparty	Fund Pays	Fund (Pays)/ Receives	Net Unrealized Appreciation/ (Depreciation)
67,674,918	3/21/2012	BNP Paribas	MSCI Daily Total Return EAFE	12 month USD LIBOR BBA minus 0.60%	$ 360,505
71,790,697	3/12/2012	JP Morgan Chase Bank, N.A.	MSCI Daily Total Return EAFE	12 month USD LIBOR BBA minus 0.59%	5,275,464
34,844,229	3/15/2012	Morgan Stanley Capital Services LLC	MSCI Daily Total Return EAFE	12 month USD LIBOR BBA minus 0.55%	1,117,063

See accompanying notes to the financial statements.	5

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Total Return Swaps — (Continued)

Notional Amount	Expiration Date	Counterparty	Fund Pays	Fund (Pays)/ Receives	Net Unrealized Appreciation/ (Depreciation)
41,682,173	4/3/2012	Deutsche Bank AG	MSCI Daily Total Return EAFE	12 month USD LIBOR BBA minus 0.65%	$2,467,882
199,997,901	5/9/2012	JP Morgan Chase Bank, N.A.	MSCI Daily Total Return EAFE	12 month USD LIBOR BBA minus 0.60%	18,677,100
37,544,577	2/8/2013	Citibank N.A.	MSCI Daily Total Return EAFE	1 month USD LIBOR BBA minus 0.09%	(586,546)
124,881,524	5/11/2012	BNP Paribas	MSCI Daily Total Return EAFE	12 month USD LIBOR BBA minus 0.61%	11,360,945
58,999,209	6/12/2012	Citibank N.A.	MSCI Daily Total Return EAFE	12 month USD LIBOR BBA minus 0.56%	2,818,942
55,599,968	7/19/2012	Citibank N.A.	MSCI Daily Total Return EAFE	12 month USD LIBOR BBA minus 0.52%	2,444,692
42,003,150	8/7/2012	Citibank N.A.	MSCI Daily Total Return EAFE	12 month USD LIBOR BBA minus 0.54%	(883,994)
45,752,939	1/29/2013	Citibank N.A.	MSCI Daily Total Return EAFE	12 month USD LIBOR BBA minus 0.03%	133,443

					$43,185,496

				Premiums to (Pay) Receive	$—

As of February 29, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

6	See accompanying notes to the financial statements.

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Notes to Schedule of Investments:

BBA - British Banks Association

ETF - Exchange-Traded Fund

MSCI - Morgan Stanley Capital International

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

(a)	Represents an investment to obtain exposure in Emerging Markets. The Vanguard Emerging Markets ETF is a separate investment portfolio of Vanguard, Inc., a registered investment company. The Vanguard Emerging Markets ETF prospectus states that the fund invests substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Market Index, while employing a form of sampling to reduce risk.

Currency Abbreviations:

AUD - Australian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

See accompanying notes to the financial statements.	7

GMO Alpha Only Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments in unaffiliated issuers, at value (cost $96,478,256) (Note 2)	$97,128,495
Investments in affiliated issuers, at value (cost $1,791,291,090) (Notes 2 and 10)	1,894,481,423
Cash	6,214
Receivable for Fund shares sold	24,257,677
Interest Receivable	107,405
Unrealized appreciation on open forward currency contracts (Note 4)	875,524
Due from broker on open futures contracts (Note 2)	79,985,754
Receivable for variation margin on open futures contracts (Note 4)	9,390,929
Receivable for open swap agreements (Note 4)	44,656,036
Receivable for expenses reimbursed by Manager (Note 5)	708,225
Miscellaneous receivable	2,111

Total assets	2,151,599,793

Liabilities:
Payable for investments purchased	2,132,346
Payable for Fund shares repurchased	21,934,677
Payable to affiliate for (Note 5):
Management fee	836,987
Shareholder service fee	168,888
Trustees and Trust Officers or agents unaffiliated with the Manager	5,738
Unrealized depreciation on open forward currency contracts (Note 4)	1,132,420
Payable for open swap agreements (Note 4)	1,470,540
Accrued expenses	165,661

Total liabilities	27,847,257

Net assets	$2,123,752,536

8	See accompanying notes to the financial statements.

GMO Alpha Only Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012 — (Continued)

Net assets consist of:
Paid-in capital	$3,179,909,743
Accumulated undistributed net investment income	8,078,386
Accumulated net realized loss	(1,106,458,701)
Net unrealized appreciation	42,223,108

$2,123,752,536

Net assets attributable to:
Class III shares	$37,752,023

Class IV shares	$2,086,000,513

Shares outstanding:
Class III	1,564,499

Class IV	86,401,533

Net asset value per share:
Class III	$24.13

Class IV	$24.14

See accompanying notes to the financial statements.	9

GMO Alpha Only Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Dividends from affiliated issuers (Note 10)	$47,300,177
Dividends from unaffiliated issuers	975,203
Interest	40,541

Total investment income	48,315,921

Expenses:
Management fee (Note 5)	11,481,439
Shareholder service fee – Class III (Note 5)	64,455
Shareholder service fee – Class IV (Note 5)	2,253,318
Custodian and fund accounting agent fees	241,424
Legal fees	95,410
Audit and tax fees	71,637
Trustees fees and related expenses (Note 5)	69,658
Transfer agent fees	42,471
Registration fees	24,327
Miscellaneous	39,199

Total expenses	14,383,338
Fees and expenses reimbursed by Manager (Note 5)	(466,496)
Indirectly incurred fees waived or borne by Manager (Note 5)	(8,081,517)
Shareholder service fee waived (Note 5)	(1,423,596)
Expense reductions (Note 2)	(16)

Net expenses	4,411,713

Net investment income (loss)	43,904,208

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,144,468
Investments in affiliated issuers	124,174,812
Realized gains distributions from affiliated issuers (Note 10)	8,865
Futures contracts	60,750,425
Swap agreements	(21,336,256)
Foreign currency, forward contracts and foreign currency related transactions	(13,354,169)

Net realized gain (loss)	152,388,145

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(4,307,524)
Investments in affiliated issuers	(157,431,901)
Futures contracts	(30,610,456)
Swap agreements	96,565,395
Foreign currency, forward contracts and foreign currency related transactions	9,631,190

Net unrealized gain (loss)	(86,153,296)

Net realized and unrealized gain (loss)	66,234,849

Net increase (decrease) in net assets resulting from operations	$110,139,057

10	See accompanying notes to the financial statements.

GMO Alpha Only Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$43,904,208	$23,200,055
Net realized gain (loss)	152,388,145	(92,835,579)
Change in net unrealized appreciation (depreciation)	(86,153,296)	(11,601,214)

Net increase (decrease) in net assets from operations	110,139,057	(81,236,738)

Distributions to shareholders from:
Net investment income
Class III	(522,891)	—
Class IV	(29,484,544)	—

Total distributions from net investment income	(30,007,435)	—

Net share transactions (Note 9):
Class III	(23,525,041)	(8,732,467)
Class IV	77,052,861	360,299,813

Increase (decrease) in net assets resulting from net share transactions	53,527,820	351,567,346

Total increase (decrease) in net assets	133,659,442	270,330,608

Net assets:
Beginning of period	1,990,093,094	1,719,762,486

End of period (including accumulated undistributed net investment income of $8,078,386 and $9,711,211, respectively)	$2,123,752,536	$1,990,093,094

See accompanying notes to the financial statements.	11

GMO Alpha Only Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2012	2011(a)	2010(a)	2009(a)	2008(a)
Net asset value, beginning of period	$23.49	$24.55	$28.85	$55.55	$52.10

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.46	0.30	0.55	1.15	1.05
Net realized and unrealized gain (loss)	0.52	(1.36)	(3.35)	4.65	3.50

Total from investment operations	0.98	(1.06)	(2.80)	5.80	4.55

Less distributions to shareholders:
From net investment income	(0.34)	—	(1.50)	(22.05)	(1.10)
From net realized gains	—	—	—	(10.45)	—

Total distributions	(0.34)	—	(1.50)	(32.50)	(1.10)

Net asset value, end of period	$24.13	$23.49	$24.55	$28.85	$55.55

Total Return(c)	4.13%	(4.32)%	(10.30)%	11.92%	8.74%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$37,752	$59,746	$71,481	$121,711	$176,067
Net expenses to average daily net assets(d)(e)	0.24%	0.23%	0.24%	0.23%	0.16%
Net investment income (loss) to average daily net assets(b)	1.89%	1.26%	2.16%	2.37%	1.91%
Portfolio turnover rate	125%	89%	114%	87%	44%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:(f)	0.44%	0.46%	0.45%	0.44%	0.51%
Redemption fees consisted of the following per share amounts:†	$—	$—	$—	$0.00 (g)	$0.01

(a)	Per share amounts were adjusted to reflect a 1:5 reverse stock split effective November 15, 2010.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Ratios include reimbursement of direct operating expenses and waiver of expenses indirectly incurred through investment in the underlying funds (See Note 5).
(g)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

12	See accompanying notes to the financial statements.

GMO Alpha Only Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)

(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2012	2011(a)	2010(a)	2009(a)	2008(a)
Net asset value, beginning of period	$23.50	$24.55	$28.85	$55.55	$52.05

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.47	0.31	0.55	1.20	1.05
Net realized and unrealized gain (loss)	0.52	(1.36)	(3.35)	4.60	3.55

Total from investment operations	0.99	(1.05)	(2.80)	5.80	4.60

Less distributions to shareholders:
From net investment income	(0.35)	—	(1.50)	(22.05)	(1.10)
From net realized gains	—	—	—	(10.45)	—

Total distributions	(0.35)	—	(1.50)	(32.50)	(1.10)

Net asset value, end of period	$24.14	$23.50	$24.55	$28.85	$55.55

Total Return(c)	4.19%	(4.28)%	(10.30)%	12.00%	8.90%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,086,001	$1,930,347	$1,648,282	$1,854,153	$2,557,970
Net expenses to average daily net assets(d)(e)	0.19%	0.18%	0.18%	0.18%	0.11%
Net investment income (loss) to average daily net assets(b)	1.91%	1.27%	2.11%	2.52%	1.96%
Portfolio turnover rate	125%	89%	114%	87%	44%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:(f)	0.43%	0.46%	0.46%	0.44%	0.51%
Redemption fees consisted of the following per share amounts:†	$—	$—	$—	$0.00 (g)	$0.01

(a)	Per share amounts were adjusted to reflect a 1:5 reverse stock split effective November 15, 2010.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(f)	Ratios include reimbursement of direct operating expenses and waiver of expenses indirectly incurred through investment in the underlying funds (See Note 5).
(g)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	13

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO Alpha Only Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks to outperform its benchmark, the Citigroup 3 Month Treasury Bill Index. The Fund’s investment program involves having both long and short investment exposures. The Fund seeks to construct a portfolio in which it has long investment exposure to asset classes and sub-asset classes that it expects will outperform relative to the asset classes and sub-asset classes to which it has short investment exposure.

To gain long investment exposure, the Fund invests primarily in shares of the GMO U.S. Equity Funds and the GMO International Equity Funds, and also may invest in shares of GMO Emerging Country Debt Fund (GMO Funds in which the Fund invests are collectively referred to as “underlying funds”). In addition, the Fund may gain long investment exposure by investing in securities directly, rather than through the underlying funds.

To gain short investment exposure, the Fund may use over-the-counter (“OTC”) and exchange-traded derivatives (including futures, swap contracts and currency forwards) and make short sales of securities (e.g., shares of exchange-traded funds), including short sales of securities the Fund does not own. The Fund is not limited in its use of derivatives or in the absolute face value of its derivatives positions, and, as a result, the Fund may be leveraged in relation to its assets.

The Manager uses multi-year forecasts of relative value and risk among asset classes (e.g., foreign equity, U.S. equity, emerging country equity and emerging country debt) and sub-asset classes (e.g., small- to mid-cap stocks in the foreign equity asset class and quality stocks in the U.S. equity and emerging country equity asset classes) to select the underlying funds and securities in which the Fund invests or takes short positions and to decide how much to invest and/or short in each. The Manager changes the Fund’s holdings in response to changes in its investment outlook and market valuations and may use redemption/purchase activity to rebalance the Fund’s investments.

For cash management purposes, the Fund may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund normally does not take temporary defensive positions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

Throughout the year ended February 29, 2012, the Fund had two classes of shares outstanding: Class III and Class IV. Each class of shares bears a different shareholder service fee.

14

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect) or by visiting GMO’s website at www.gmo.com.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows: Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 29, 2012, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.0% of net assets. The Fund and the underlying funds classify such securities (levels defined below) as Level 3. For the year ended February 29, 2012, the Fund did not reduce the value of any of its OTC derivatives contracts based on the creditworthiness of its counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing pricing methodologies are modified for the fair value of equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the NYSE due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for

15

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund, either directly or through investments in the underlying funds, that were valued using fair value prices obtained from an independent pricing service as of February 29, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below and as described in the disclosures of the underlying funds.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	44.8%
Futures Contracts	(0.3)%
Swap Agreements	2.0%

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

16

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Level 2 – Valuations determined using other significant direct or indirect observable inputs such as fair value adjustments provided by an independent pricing service and applied to equity securities, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives, due to market events that have occurred since the local market close but prior to the close of the NYSE.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds
United States	$1,894,481,423	$—	$—	$1,894,481,423

TOTAL MUTUAL FUNDS	1,894,481,423	—	—	1,894,481,423

Investment Funds
United States	45,738,654	—	—	45,738,654

TOTAL INVESTMENT FUNDS	45,738,654	—	—	45,738,654

Short-Term Investments	51,389,841	—	—	51,389,841

Total Investments	1,991,609,918	—	—	1,991,609,918

Derivatives *
Forward Currency Contracts
Foreign currency risk	—	875,524	—	875,524
Futures Contracts
Equity risk	—	190,409	—	190,409
Swap Agreements
Equity risk	—	44,656,036	—	44,656,036

Total Derivatives	—	45,721,969	—	45,721,969

Total	$1,991,609,918	$45,721,969	$—	$2,037,331,887

17

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(1,132,420)	$—	$(1,132,420)
Futures Contracts
Equity risk	(96,027,012)	(8,709,460)	—	(104,736,472)
Swap Agreements
Equity risk	—	(1,470,540)	—	(1,470,540)

Total Derivatives	(96,027,012)	(11,312,420)	—	(107,339,432)

Total	$(96,027,012)	$(11,312,420)	$—	$(107,339,432)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s indirect investments in securities using Level 3 inputs were less than 0.1% of total net assets.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

On both February 29, 2012 and February 28, 2011, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in

18

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 29, 2012, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, foreign currency transactions, losses on wash sale transactions and post-October capital losses.

19

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The tax character of distributions declared to shareholders is as follows:

	February 29, 2012	February 28, 2011
Ordinary income (including any net short-term capital gain)	$30,007,435	$—

Total distributions	$30,007,435	$—

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 29, 2012, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$7,423,453

Other Tax Attributes:
Capital loss carryforwards	$(961,160,422)
Post-October capital loss deferral	$(88,680,662)

As of February 29, 2012, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Due to recent tax law changes, net capital losses recognized in taxable years beginning after February 28, 2011 shall be carried forward indefinitely and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses realized in years beginning prior to February 28, 2011. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Utilization of the capital loss carryforwards, post-October capital losses, and losses realized subsequent to February 29, 2012, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Fund’s capital loss carryforwards expire as follows:

	Short-Term	Long-Term	Total
February 28, 2018	$(652,138,061)	Not Applicable	$(652,138,061)
February 28, 2019	(309,022,361)	Not Applicable	(309,022,361)

Total	$(961,160,422)	$—	$(961,160,422)

20

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,042,858,043	$83,990,209	$135,238,334	$(51,248,125)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2009 through February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

21

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s custodian and fund accounting agent. State Street Bank and Trust Company (“State Street”) serves as the Fund’s transfer agent. BBH’s and State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. The Fund and some of the underlying funds are non-diversified investment companies under the 1940 Act and therefore a decline in the market value of a particular security held by the Fund or an underlying fund may affect the Fund’s or the underlying fund’s performance more than if the Fund or the underlying fund were diversified. Selected risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

22

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund or an underlying fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund or an underlying fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. In addition, the value of the Fund’s shares will be adversely affected if the equity investments that are the subject of the Fund’s short positions appreciate in value.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent a Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected or that the Fund will invest in underlying funds with higher fees or expenses.

• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Leveraging Risk — The use of reverse repurchase agreements and other derivatives may cause the Fund’s portfolio to be leveraged. The Fund and some underlying funds are not limited in the extent to which they may use derivatives or in the absolute face value of their derivative positions. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

23

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies, or that the U.S. dollar will decline in value relative to the foreign currency being hedged.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Real Estate Risk — To the extent an underlying fund concentrates its assets in real estate-related investments, the value of its portfolio is subject to factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Short Sales Risk — The Fund runs the risk that the Fund’s loss on a short sale of securities that the Fund does not own is unlimited.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds, or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

24

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

25

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund may be leveraged in terms of aggregate exposure of its assets, and its net long exposure may exceed 100% of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to

26

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.

27

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 29, 2012, the Fund used forward currency contracts to hedge some or all of the currency exposure of the underlying Funds and assets in which the Fund invests, adjust against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market.

Because regular trading on many foreign exchanges closes prior to the close of the NYSE, closing prices for these foreign futures contracts (including foreign index futures) do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally value foreign futures contracts using fair value prices, which are based on local closing prices adjusted by a factor, supplied by a third party vendor using that vendor’s proprietary models. During the year ended February 29, 2012, the Fund used futures contracts to hedge some or all of the broad market exposure of the underlying Funds and assets in which the Fund invests. Futures contracts outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

28

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the year.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the year.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance

29

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses in the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract.

30

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees) and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 29, 2012, the Fund used swap agreements to hedge some or all of the broad market exposure of the underlying Funds and assets in which the Fund invests. Swap agreements outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the year.

31

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$875,524	$—	$—	$—	$875,524
Unrealized appreciation on futures contracts *	—	—	—	190,409	—	190,409
Unrealized appreciation on swap agreements	—	—	—	44,656,036	—	44,656,036

Total	$—	$875,524	$—	$44,846,445	$—	$45,721,969

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(1,132,420)	$—	$—	$—	$(1,132,420)
Unrealized depreciation on futures contracts *	—	—	—	(104,736,472)	—	(104,736,472)
Unrealized depreciation on swap agreements	—	—	—	(1,470,540)	—	(1,470,540)

Total	$—	$(1,132,420)	$—	$(106,207,012)	$—	$(107,339,432)

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Forward currency contracts	$—	$(12,620,375)	$—	$—	$—	$(12,620,375)
Futures contracts	—	—	—	60,750,425	—	60,750,425
Swap agreements	—	—	—	(21,336,256)	—	(21,336,256)

Total	$—	$(12,620,375)	$—	$39,414,169	$—	$26,793,794

Change in Unrealized Appreciation (Depreciation) on:
Forward currency contracts	$—	$9,633,534	$—	$—	$—	$9,633,534
Futures contracts	—	—	—	(30,610,456)	—	(30,610,456)
Swap agreements	—	—	—	96,565,395	—	96,565,395

Total	$—	$9,633,534	$—	$65,954,939	$—	$75,588,473

32

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

^	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Year end variation margin on open futures contracts is reported within the Statement of Assets and Liabilities.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives.

Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount.

For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts) or notional amounts (swap agreements) outstanding at each month-end, was as follows for the year ended February 29, 2012.

	Forward currency contracts	Futures contracts	Swap agreements
Average amount outstanding	$340,562,759	$1,227,543,959	$754,604,030

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.50% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.10% for Class IV shares. The Manager has contractually agreed through at least June 30, 2012 to waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds 0.15% for Class III shares and 0.10% for Class IV shares; provided, however, that the amount of this waiver will not exceed the respective Class’ shareholder service fee.

The Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including shareholder service fees and certain other expense) exceeds 0.50% of the Fund’s average daily

33

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

net assets. In addition, the Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover specified costs that the Fund may incur as a result of investing in other GMO Trust Funds. These agreements will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $69,658 and $17,419, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2012, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.354%	0.062%	0.416%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2012 aggregated $2,685,483,148 and $2,609,282,484, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, 92.79% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund’s outstanding shares. Two of the shareholders are other funds of the Trust. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, 0.11% of the shares of the Fund were held by senior management of the Manager and GMO Trust officers and 99.64% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

34

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class III:	Shares	Amount	Shares *	Amount
Shares sold	684,901	$16,402,422	963,045	$23,254,195
Shares issued to shareholders in reinvestment of distributions	10,138	248,975	—	—
Shares repurchased	(1,674,249)	(40,176,438)	(1,329,071)	(31,986,662)

Net increase (decrease)	(979,210)	$(23,525,041)	(366,026)	$(8,732,467)

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class IV:	Shares	Amount	Shares *	Amount
Shares sold	107,920,481	$2,619,926,096	33,324,185	$801,196,824
Shares issued to shareholders in reinvestment of distributions	1,199,949	29,482,733	—	—
Shares repurchased	(104,875,812)	(2,572,355,968)	(18,265,845)	(440,897,011)

Net increase (decrease)	4,244,618	$77,052,861	15,058,340	$360,299,813

*	Shares were adjusted to reflect a 1:5 reverse stock split effective November 15, 2010.

35

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO International Growth Equity
Fund, Class IV	$442,255,674	$289,417,884	$317,307,016	$7,987,908	$—	$371,621,126
GMO International Intrinsic Value
Fund, Class IV	442,388,249	424,463,718	239,808,064	18,988,688	—	557,233,684
GMO Quality Fund, Class VI	580,359,319	367,261,447	403,788,576	13,376,379	—	603,807,351
GMO U.S. Core Equity Fund, Class VI	300,019,377	185,872,884	194,270,576	6,905,558	—	310,897,414
GMO U.S. Treasury Fund	95,036,569	1,387,130,507	1,431,292,884	41,644	8,865	50,921,848

Totals	$1,860,059,188	$2,654,146,440	$2,586,467,116	$47,300,177	$8,865	$1,894,481,423

36

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of GMO Alpha Only Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Alpha Only Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

37

GMO Alpha Only Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

38

GMO Alpha Only Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *

Class III
1) Actual	0.66%	$1,000.00	$989.10	$3.26
2) Hypothetical	0.66%	$1,000.00	$1,021.58	$3.32

Class IV
1) Actual	0.61%	$1,000.00	$989.30	$3.02
2) Hypothetical	0.61%	$1,000.00	$1,021.83	$3.07

*	Expenses are calculated using each Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

39

GMO Alpha Only Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

During the year ended February 29, 2012, the Fund paid foreign taxes of $3,058,329 and recognized foreign source income of $29,818,767.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 65.29% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 qualified for the dividends-received deduction.

For the year ended February 29, 2012, the Fund expects to elect to treat foreign taxes of $3,058,329, attributed to foreign source income of $29,805,480 from certain of its underlying investments, as if incurred by the Fund’s shareholders.

40

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 –March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

41

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

42

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 –November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 –April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

43

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President – Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 – present), Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).
David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

44

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011-present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 –present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

45

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a private placement memorandum, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The private placement memorandum can be obtained by calling 1-617-346-7646 (collect).

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Systematic Global Macro Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Alternative Asset Opportunity Fund returned -7.7% for the fiscal year ended February 29, 2012, as compared with -7.6% for the GMO Alternative Asset Opportunity Index1. On October 3, 2011, the Fund implemented a new investment strategy and objective. The Fund’s performance prior to October 3 resulted from the Fund’s prior investment strategy. In connection with this change, the Fund also changed it benchmark from the 50% Dow Jones-UBS Commodity Index/50% J.P. Morgan U.S. 3 Month Cash Index to the Citigroup 3 Month Treasury Bill Index.

The Fund underperformed the GMO Alternative Asset Opportunity Index by 0.1% during the fiscal year.

Prior to the implementation of the Fund’s new investment strategy on October 3, 2011, commodity positions were responsible for the bulk of the Fund’s underperformance, as the Fund was incorrectly positioned for rising prices in live cattle contracts, and falling prices in cotton, coffee, and cocoa contracts. Gold contracts partly offset losses, due to correct positioning for the rising prices of these contracts.

The Fund’s investment through GMO Short Duration Collateral Fund (SDCF) also detracted during the period. SDCF returned -2.3% for the period ended September 30, 2011, as compared with +0.2% for its benchmark, the J.P. Morgan U.S. 3 Month Cash Index. SDCF underperformed its benchmark during this time by 2.5%, with negative performance attributable to the spread widening in some asset-backed security holdings.

Since October 3, 2011, the Fund’s new investment strategy has returned +1.7%, with commodity and equity market positions adding value. In commodities, a short position in natural gas helped performance as natural gas prices fell. The S&P 500 rose 25.4% during the period, and the Fund’s net long allocation to this asset class added value. Equity market selection contributed positive performance as short positions in Australia and Canada lagged the U.S. market, held long. However, currency positions lost value, mostly due to a long position in the weaker U.S. dollar.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

[1]

The GMO Alternative Asset Opportunity Index is a composite benchmark computed by GMO and comprised of 50% Dow Jones-UBS Commodity Index and 50% J.P. Morgan U.S. 3 Month Cash Index through 10/3/11 and the Citigroup 3 Month Treasury Bill Index thereafter.

Comparison of Change in Value of a $10,000,000 Investment in

GMO Alternative Asset Opportunity Fund and the GMO Alternative Asset Opportunity Index

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2012. All information is unaudited.

*	The GMO Alternative Asset Opportunity Index is a composite benchmark computed by GMO and comprised of 50% Dow Jones-UBS Commodity Index (formerly the Dow Jones-AIG Commodity Index) and 50% J.P. Morgan U.S. 3 Month Cash Index through 10/3/11 and the Citigroup 3 Month Treasury Bill Index thereafter.

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Investments Concentration Summary (a)

February 29, 2012 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Short-Term Investments	43.3%
Futures Contracts**	40.5
Debt Obligations	17.0
Forward Currency Contracts	(0.8)

100.0%

(a)	GMO Alternative Asset SPC Ltd. is a 100% owned subsidiary of GMO Alternative Asset Opportunity Fund. As such, the holdings of GMO Alternative Asset SPC Ltd. have been included with GMO Alternative Asset Opportunity Fund.

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Futures concentrations use the notional value of respective contracts for purposes of computing asset class exposures.

**	Represents commodity exposure. See Consolidated Schedule of Investments.

1

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Par Value ($) / Shares	Description	Value ($)

	DEBT OBLIGATIONS — 18.0%

	U.S. Government — 18.0%
7,444,342	U.S. Treasury Inflation Indexed Note, 0.63%, due 04/15/13 (a) (b)	7,692,097
253,584	U.S. Treasury Inflation Indexed Note, 2.00%, due 04/15/12 (a) (b) (c)	255,684

	TOTAL DEBT OBLIGATIONS (COST $7,954,219)	7,947,781

	MUTUAL FUNDS — 46.0%

	Affiliated Issuers — 46.0%
791,020	GMO Short-Duration Collateral Fund	4,714,481
626,824	GMO U.S. Treasury Fund	15,670,612

	TOTAL MUTUAL FUNDS (COST $21,440,375)	20,385,093

	SHORT-TERM INVESTMENTS — 37.0%

	Money Market Funds — 1.4%
508,485	SSgA USD Liquidity Fund-Class S2 Shares, 0.00% (a) (d) (e)	508,485
122,347	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (e)	122,347

	Total Money Market Funds	630,832

	U.S. Government — 35.6%
15,000,000	U.S. Treasury Bill, 0.14%, due 10/18/12 (a) (c) (f)	14,987,010
800,000	U.S. Treasury Bill, 0.17%, due 02/07/13 (a) (f)	798,763

	Total U.S. Government	15,785,773

	TOTAL SHORT-TERM INVESTMENTS (COST $16,419,775)	16,416,605

	TOTAL INVESTMENTS — 101.0% (Cost $45,814,369)	44,749,479
	Other Assets and Liabilities (net) — (1.0%)	(429,337)

	TOTAL NET ASSETS — 100.0%	$44,320,142

2	See accompanying notes to the financial statements.

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 29, 2012

A summary of outstanding financial instruments at February 29, 2012 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
3/06/12	Deutsche Bank AG	CAD	3,900,000	$3,941,161	$52,395
4/03/12	Deutsche Bank AG	CHF	300,000	331,712	6,579
3/20/12	Credit Suisse International	GBP	1,600,000	2,545,115	14,339
4/17/12	Citibank N.A.	JPY	411,300,000	5,061,651	(259,177)
3/27/12	Deutsche Bank AG	NZD	2,100,000	1,749,346	(4,233)

				$13,628,985	$(190,097)

Sales #
3/06/12	Deutsche Bank AG	CAD	6,400,000	$6,467,546	$(231,786)
4/03/12	Deutsche Bank AG	CHF	300,000	331,712	(4,201)
4/10/12	Deutsche Bank AG	EUR	3,700,000	4,930,288	(58,708)
3/20/12	Credit Suisse International	GBP	2,700,000	4,294,881	(115,810)
4/17/12	Citibank N.A.	JPY	184,600,000	2,271,774	31,697

				$18,296,201	$(378,808)

†	Fund buys foreign currency; sells USD.
#	Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Value	Net Unrealized Appreciation (Depreciation)
Buys
60	FTSE 100	March 2012	$5,586,923	$382,039
88	FTSE/JSE Top 40	March 2012	3,576,605	164,400
6	Gasoline RBOB (a)	April 2012	820,814	47,139
10	Live Cattle (a)	April 2012	519,000	3,645
6	MSCI Taiwan	March 2012	173,100	2,595
13	S&P 500 Index	March 2012	4,434,300	355,859
5	U.S. Treasury Note 10 Yr. (CBT)	June 2012	654,766	(1,945)

			$15,765,508	$953,732

See accompanying notes to the financial statements.	3

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 29, 2012

Number of Contracts	Type	Expiration Date	Value	Net Unrealized Appreciation (Depreciation)
Sales
28	Corn (a)	May 2012	$921,200	$(31,054)
31	Natural Gas (a)	May 2012	840,100	23,990
18	Nikkei 225	March 2012	2,150,080	(229,698)
29	S&P TSE 60 Index	March 2012	4,207,630	(194,838)
5	Silver (a)	May 2012	866,050	(24,392)
46	SPI 200	March 2012	5,288,468	(95,217)

			$14,273,528	$(551,209)

As of February 29, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

RBOB	- Reformulated Blendstock for Oxygenate Blending.

(a)	All or a portion of this security is owned by GMO Alternative Asset SPC Ltd., which is a 100% owned subsidiary of GMO Alternative Asset Opportunity Fund.

(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(c)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(d)	Fund is domiciled in Ireland.

(e)	The rate disclosed is the 7 day net yield as of February 29, 2012. Note: Yield rounds to 0.00%.

(f)	Rate shown represents yield-to-maturity.

Currency Abbreviations:

CAD	- Canadian Dollar

CHF	- Swiss Franc

EUR	- Euro

GBP	- British Pound

JPY	- Japanese Yen

NZD	- New Zealand Dollar

4	See accompanying notes to the financial statements.

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments in unaffiliated issuers, at value (consolidated cost $24,373,994) (Note 2)	$24,364,386
Investments in affiliated issuers, at value (consolidated cost $21,440,375) (Note 2)	20,385,093
Receivable for investments sold	1,889,467
Dividends and interest receivable	16,630
Receivable for Fund shares sold	874,055
Receivable for variation margin on open futures contracts (Note 4)	52,250
Unrealized appreciation on open forward currency contracts (Note 4)	105,010
Receivable for expenses reimbursed by Manager (Note 5)	43,256

Total assets	47,730,147

Liabilities:
Payable for investments purchased	1,850,733
Payable for Fund shares repurchased	680,851
Payable to affiliate for (Note 5):
Management fee	24,670
Shareholder service fee	5,286
Trustees and Chief Compliance Officer of GMO Trust fees	182
Unrealized depreciation on open forward currency contracts (Note 4)	673,915
Payable for variation margin on open futures contracts (Note 4)	72,245
Accrued expenses	102,123

Total liabilities	3,410,005

Net assets	$44,320,142

Shareholders’ capital	$44,320,142

Shares outstanding	1,475,027

Net asset value per share	$30.05

See accompanying notes to the financial statements.	5

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Statement of Operations — For the Year Ended February 29, 2012

Investment Income:
Dividends from affiliated issuers (Note 10)	$68,478
Dividends from unaffiliated issuers	570
Interest	142,138

Total income (loss)	211,186

Expenses:
Management fee (Note 5)	219,620
Shareholder service fee (Note 5)	47,060
Audit and tax fees	116,811
Custodian and transfer agent fees	93,135
Trustees fees and related expenses (Note 5)	17,443
Legal fees	91,954
Miscellaneous	25,674

Total expenses	611,697
Fees and expenses reimbursed by Manager (Note 5)	(395,932)
Expense reductions (Note 2)	(26)

Net expenses	215,739

Net investment income (loss)	(4,553)

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	44,673
Investments in affiliated issuers	928
Realized gains distribution from affiliated issuers (Note 10)	3,206
Futures contracts	638,756
Swap agreements	(1,461,440)
Foreign currency, forward contracts and foreign currency related transaction	(151,559)

Net realized gain (loss)	(925,436)

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(67,493)
Investments in affiliated issuers	(94,263)
Futures contracts	277,518
Swap agreements	(241,889)
Foreign currency, forward contracts and foreign currency related transactions	(568,958)

Net unrealized gain (loss)	(695,085)

Net realized and unrealized gain (loss)	(1,620,521)

Net increase (decrease) in net assets resulting from operations	$(1,625,074)

6	See accompanying notes to the financial statements.

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(4,553)	$86,816
Net realized gain (loss)	(925,436)	2,821,347
Change in net unrealized appreciation (depreciation)	(695,085)	1,180,364

Net increase (decrease) in net assets from operations	(1,625,074)	4,088,527

Fund share transactions: (Note 9)
Proceeds from sale of shares	67,755,155	1,001,547
Cost of shares repurchased	(47,355,754)	(2,644,369)

Net increase (decrease) in Fund share transactions	20,399,401	(1,642,822)

Total increase (decrease) in net assets	18,774,327	2,445,705

Net assets:
Beginning of period	25,545,815	23,100,110

End of period	$44,320,142	$25,545,815

See accompanying notes to the financial statements.	7

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011	2010	2009		2008
Net asset value, beginning of period	$32.55		$27.24	$21.94	$33.11		$28.54

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.00		0.11	0.46	0.93		0.69
Net realized and unrealized gain (loss)	(2.50)		5.20	4.84	(12.10)		3.88 (b)

Total from investment operations	(2.50)		5.31	5.30	(11.17)		4.57

Net asset value, end of period	$30.05		$32.55	$27.24	$21.94		$33.11

Total Return(c)	(7.68)%		19.49%	24.16%	(33.74)%		16.01%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$44,320		$25,546	$23,100	$22,389		$33,972
Net expenses to average daily net assets(d)	0.69	%(e)	0.60%	0.60%	0.60	%(e)	0.60%
Net investment income to average daily net assets(a)	(0.01)%		0.38%	1.85%	3.24%		2.41%
Portfolio turnover rate	48%		60%	73%	89%		24%
Fees and expenses reimbursed by the Manager to average daily net assets:	1.64%		1.15%	1.06%	0.73%		0.21%
Redemption fees consisted of the following per share amounts (Note 2):†	—		—	$0.03	$0.00	(f)	—

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)	Total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown.
Calculation excludes redemption fees which are borne by the shareholder, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

8	See accompanying notes to the financial statements.

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements

February 29, 2012

1.	Organization

GMO Alternative Asset Opportunity Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

Effective October 3, 2011, the Fund implemented a new investment strategy. In accordance with that new strategy, the Fund changed its investment objective, benchmark, principal risks and GMO changed its voluntary management fee waiver. The information below describes the Fund’s investment objective and benchmark after October 3, 2011.

The Fund’s investment objective is long-term total return. The Fund plans to pursue its investment objective by investing in a range of global equity, bond, currency, and commodity markets using exchange traded futures and forward foreign exchange contracts as well as making other investments. The Fund seeks to take advantage of the Manager’s proprietary quantitative investment models for global tactical asset allocation and equity, bond, currency and commodity market selection.

In addition, the Fund normally invests in assets not held as margin for futures or forward transactions or paid as option premiums in U.S. and non-U.S. fixed income securities. The Fund may hold cash directly (i.e., Treasury Bills), invest in money market funds or hold shares of other series of the Trust, including GMO Short-Duration Collateral Fund (“SDCF”) and GMO U.S. Treasury Fund.

The Manager’s models for this active quantitative process are based on the following strategies:

Value-Based Strategies. Value factors compare the price of an asset class or market to an economic fundamental value. Generally, value strategies include yield analysis and mean reversion analysis.

Sentiment-Based Strategies. Generally, sentiment-based strategies assess factors such as risk aversion, analyst behavior and momentum.

The Manager may eliminate strategies or add new strategies in response to additional research, changing market conditions, or other factors.

To gain exposure to commodities and certain other assets, the Fund invests in a wholly-owned subsidiary company. GMO serves as the investment manager to this company but does not receive any additional management or other fees for such services. The company invests primarily in commodity- related derivatives and fixed income securities, but may also invest in any other investments in which the Fund may invest directly. References to the Fund in this summary of the Fund’s investment strategy may refer to actions undertaken by the Fund or the subsidiary company. The Fund does not invest directly in commodities and commodity-related derivatives.

9

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)

February 29, 2012

If deemed prudent by the Manager, the Fund will take temporary defensive measures until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with the Fund’s normal investment strategies. The Fund may not achieve its investment objective while it is taking temporary defensive measures. The Fund has previously taken temporary defensive positions and has availed itself of the right to honor redemption requests in-kind. The Fund does not seek to maintain a specified interest rate duration for its portfolio. The Fund’s benchmark is the Citigroup 3 Month Treasury Bill Index, which is a short-term Treasury bill index independently maintained and published by Citigroup.

Currently, shares of the Fund are not publicly offered and are principally available for purchase by other GMO Funds and certain other accredited investors.

The financial statements of the GMO funds in which the Fund invests, collectively referred to as the “underlying funds” should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO’s website at www.gmo.com.

The Fund currently limits subscriptions.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Basis of presentation and principles of consolidation

The accompanying consolidated financial statements include the accounts of the GMO Alternative Asset Opportunity Fund and its wholly owned investment in GMO Alternative Asset SPC Ltd. The consolidated financial statements include 100% of the assets and liabilities of GMO Alternative Asset SPC Ltd. All interfund accounts and transactions have been eliminated.

Portfolio valuation

Typically, the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable.

10

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)

February 29, 2012

Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of February 29, 2012, the total value of securities held directly and/or indirectly for which no alternative pricing source was available represented 0.9% of the net assets of the Fund. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value.

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 29, 2012, the total value of securities held directly and/or indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.4% of net assets. The underlying funds classify such securities (levels defined below) as Level 3. For the year ended February 29, 2012, the Fund did not reduce the value of any of its OTC derivatives contracts based on the creditworthiness of its counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing pricing methodologies are modified for the fair value of equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service as of February 29, 2012. These securities listed on foreign exchanges (including the value of equity

11

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)

February 29, 2012

securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Futures Contracts	0.1%

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs such as most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

12

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)

February 29, 2012

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Debt Obligations	$—	$7,947,781	$—	$7,947,781
Mutual Funds	20,385,093	—	—	20,385,093
Short-Term Investments	16,416,605	—	—	16,416,605

Total Investments	36,801,698	7,947,781	—	44,749,479

Derivatives *
Forward Currency Contracts
Foreign currency risk	—	105,010	—	105,010
Futures Contracts
Physical commodity contract risk	74,774	—	—	74,774
Equity risk	355,859	549,034	—	904,893

Total	$37,232,331	$8,601,825	$—	$45,834,156

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Derivatives *
Forward Currency Contracts
Foreign currency risk	$—	$(673,915)	$—	$(673,915)
Futures Contracts
Physical commodity contract risk	(55,446)	—	—	(55,446)
Equity risk	—	(519,753)	—	(519,753)
Interest risk	(1,945)	—	—	(1,945)

Total	$(57,391)	$(1,193,668)	$—	$(1,251,059)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

13

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)

February 29, 2012

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s direct and/or indirect investments in securities using Level 3 inputs were 8.1% of total net assets.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

On both February 29, 2012 and February 28, 2011, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Loan agreements

The Fund may invest in loans to corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, the Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When the Fund purchases assignments of loans, it acquires direct rights against the borrower. The Fund had no loan agreements outstanding at the end of the year.

14

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)

February 29, 2012

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the year.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the year.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in

15

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)

February 29, 2012

nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Taxes

The Fund and the wholly-owned subsidiary have elected to be treated as a partnership and a (non-U.S.) corporation, respectively, for U.S. federal income tax purposes. As a partnership, the Fund is not itself subject to federal income tax. Instead, each shareholder is required to take into account in determining its tax liability, its distributive share of items of Fund income, gain, loss, deduction, credit, and tax preference for each taxable year substantially as though such items have been realized directly by the shareholder and without regard to whether any distribution by the Fund has been or will be received. The Fund trades securities for its own account and, as such, is generally not subject to U.S. tax on such earnings (other than certain withholding taxes). The Manager intends to conduct the business of the Fund to the maximum extent practicable so that the Fund’s activities do not constitute a U.S. trade or business. Accordingly, no provision (benefit) for U.S. federal and state income tax is reflected in the accompanying financial statements. Dividends and other revenue may be subject to withholding or similar taxes imposed by the country in which such dividends or other revenue originate. The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction based taxes imposed by certain countries in which it invests. Taxes and associated penalty and interest amounts related to capital gains realized during the year ended February 29, 2012, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. The Fund was required to close its tax year on July 25, 2011. Effective on July 26, 2011, the Fund was required to maintain a tax year-end of February 28/29.

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$53,222,713	$484,845	$(8,958,079)	$(8,473,234)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s

16

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)

February 29, 2012

understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the tax years ended February 28, 2009, February 28, 2010, February 28, 2011, July 25, 2011 and February 29, 2012.

Distributions

Because the Fund has elected to be treated as a partnership for U.S. federal income tax purposes, it is not required to make distributions to its shareholders. It is the policy of the Fund to declare and pay distributions as determined by the Trustees (or their delegates). Distributions made by the Fund, if any, other than distributions made in partial or complete redemption of shareholders’ interests in the Fund, are reported in the Fund’s Statement of Changes in Net Assets as cash distributions to shareholders.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

17

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)

February 29, 2012

3.	Investment and other risks

The information below describes the Fund’s investment risks for the period after October 3, 2011. The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the 1940 Act and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

Because the Fund invests in its wholly-owned subsidiary, other GMO Funds, including SDCF, and unaffiliated money market funds, it is exposed to the risks to which its wholly-owned subsidiary and the other underlying funds in which it invests are exposed, as well as the risk that investments made through its wholly-owned subsidiary will not perform as expected. Therefore, unless otherwise noted herein, the risks summarized below include both direct and indirect selected risks of the Fund, and as indicated above, references in this section to investments made by the Fund include those made both directly by the Fund and indirectly by the Fund through its wholly-owned subsidiary, another GMO Fund or an unaffiliated money market fund.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If an underlying fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. An underlying fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

18

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)

February 29, 2012

• Commodities Risk — To the extent an underlying fund has exposure to global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Short Sales Risk — The Fund runs the risk that an underlying fund’s loss on a short sale of securities that the underlying fund does not own is unlimited.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to

19

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)

February 29, 2012

pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. Below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Leveraging Risk — The use of reverse repurchase agreements and other derivatives and securities lending may cause the Fund’s portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a

20

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)

February 29, 2012

counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in global equities, bonds, currencies, commodities, or other assets. In particular, the Fund may use exchange traded futures and forward foreign exchange contracts to gain exposure to a range of global equity, bond, currency, and commodity markets. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives, such as futures, related options, and swap contracts, in an attempt to adjust elements of its investment exposures to individual commodities, various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of a certain type of security or commodity and the Manager believes that another security or commodity will outperform such security or commodity, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). Long and short swap contracts and contracts for differences also may be used for these purposes. Derivatives used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased. In addition, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

21

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)

February 29, 2012

The Fund may also use derivatives to effect transactions intended as substitutes for securities lending.

The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund may be leveraged in terms of aggregate exposure of its assets, and its net long exposure may exceed 100% of its net assets.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

22

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)

February 29, 2012

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

23

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)

February 29, 2012

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the year ended February 29, 2012, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 29, 2012, the Fund used futures contracts to adjust exposure to certain markets and enhance the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the year.

24

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)

February 29, 2012

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the year.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses in the Statement of Operations.

25

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)

February 29, 2012

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due time zone

26

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)

February 29, 2012

differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees) and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 29, 2012, the Fund used swap agreements to adjust exposure to certain markets.

The Fund had no swap agreements outstanding at the end of the year.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the year.

27

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)

February 29, 2012

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Physical commodity contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$105,010	$—	$—	$—	$105,010
Unrealized appreciation on futures contracts *	—	—	—	904,893	74,774	979,667

Total	$—	$105,010	$—	$904,893	$74,774	$1,084,677

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(673,915)	$—	$—	$—	$(673,915)
Unrealized depreciation on futures contracts *	(1,945)	—	—	(519,753)	(55,446)	(577,144)

Total	$(1,945)	$(673,915)	$—	$(519,753)	$(55,446)	$(1,251,059)

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Physical commodity contracts	Total

Net Realized Gain (Loss) on:
Forward currency contracts	$—	$(155,282)	$—	$—	$—	$(155,282)
Futures contracts	(37,695)	—	—	45,374	631,077	638,756
Swap agreements	—	—	—	—	(1,461,440)	(1,461,440)

Total	$(37,695)	$(155,282)	$—	$45,374	$(830,363)	$(977,966)

Change in Unrealized Appreciation (Depreciation) on:
Forward contracts	$—	$(568,905)	$—	$—	$—	$(568,905)
Futures contracts	(1,945)	—	—	385,140	(105,677)	277,518
Swap agreements	—	—	—	—	(241,889)	(241,889)

Total	$(1,945)	$(568,905)	$—	$385,140	$(347,566)	$(533,276)

28

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)

February 29, 2012

^	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.
*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Period-end variation margin on open futures contracts is reported within the Statement of Assets and Liabilities.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts) or notional amounts (swap agreements) outstanding at each month-end, was as follows for the year ended February 29, 2012.

	Forward Currency Contracts	Futures Contracts	Swap Agreements
Average amount outstanding	$8,662,532	$14,299,950	$6,225,307

5.	Fees and other transactions with affiliates

Prior to October 3, 2011, the Manager voluntarily agreed to waive the Fund’s management fee by 0.25% and to reimburse the Fund to the extent the Fund’s total annual operating expenses exceed 0.45% of the Fund’s average daily net assets for the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses). The information below describes the Fund’s fees and other transactions with affiliates for the period after October 3, 2011. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15%.

The Fund is contractually obligated to pay an investment management fee to GMO at the annual rate of 0.70% of average daily net assets. GMO has voluntarily agreed to waive the Fund’s management fee to 0.60%. GMO may change or terminate this waiver at any time. The Fund offers a single class of shares. The Fund pays shareholder service fees to the Manager at the annual rate of 0.15% of average daily net assets.

29

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)

February 29, 2012

The Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including shareholder service fees and certain other expenses) exceeds 0.70% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover specified cost that the Fund may incur as a result of investing in other GMO Trust Funds. These agreements will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $17,443 and $203, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2012, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.001%	0.000%	0.001%

The Fund’s investments in commodity-related derivatives are generally made through GMO Alternative Asset SPC Ltd., a wholly owned subsidiary organized as a Bermuda limited liability company, which GMO serves as investment manager but does not receive any additional management or other fees for such services.

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2012 were as follows:

	Purchases	Sales
U.S. Government securities	$7,699,798	$7,821,354
Investments (non-U.S. Government securities)	13,287,292	3,095,000

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s

30

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)

February 29, 2012

maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, 95.68% of the outstanding shares of the Fund were held by one shareholder. The shareholder is another Fund of the Trust. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and 99.98% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
	Shares	Amount	Shares	Amount
Shares sold	2,191,918	$67,755,155	33,402	$1,001,547
Shares repurchased	(1,501,700)	(47,355,754)	(96,619)	(2,644,369)

Net increase (decrease)	690,218	$20,399,401	(63,217)	$(1,642,822)

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of year	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Return of Capital	Value, end of year
GMO Short-Duration Collateral Fund	$8,210,791	$—	$—	$65,392	$—	$3,406,590	$4,714,481
GMO U.S. Treasury Fund	5,481,937	13,287,292	3,095,000	3,086	3,206	—	15,670,612

Totals	$13,692,728	$13,287,292	$3,095,000	$68,478	$3,206	$3,406,590	$20,385,093

31

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO Alternative Asset Opportunity Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Alternative Asset Opportunity Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

32

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
1) Actual	0.75%	$1,000.00	$943.80	$3.62
2) Hypothetical	0.75%	$1,000.00	$1,021.13	$3.77

*	Expenses are calculated using the Fund’s annualized expense ratio (including indirect expenses incurred) for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

33

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989-2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

34

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

35

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

36

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 –December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President – Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 –present), Clerk (May 2011 –present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

37

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

38

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division while the overall management and strategic direction of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Asset Allocation Bond Fund returned +4.5% for the fiscal year ended February 29, 2012, as compared with +0.1% for the Citigroup 3 Month Treasury Bill Index.

The Fund outperformed the benchmark during the period by 4.4%. Outperformance came from correctly anticipating interest rate moves. This was achieved primarily through security selection in Treasury TIPS as well as STRIPS.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Asset Allocation Bond Fund Class III Shares and the Citigroup 3 Month Treasury Bill Index As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher then the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29,2012. All information is unaudited. Performance for classes may vary due to different fees.

*	For the period from March 18,2009 to March 27,2009, no Class III shares were outstanding. Performance for that period is that of class VI, which has lower expenses. Therefore, the performance shown is higher than it would have been if Class III expenses had been applied throughout.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 29, 2012 (unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	99.1%
Options Purchased	1.9
Short-Term Investments	0.4
Written Options	(1.5)
Other	0.1

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

1

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Par Value ($)/ Shares/ Number of Contracts/ Principal Amounts		Description	Value ($)

		DEBT OBLIGATIONS — 99.1%

		U.S. Government — 99.1%
	54,000,000	U.S. Treasury Note, 1.13% , due 06/15/13(a)	54,611,712
	116,000,000	U.S. Treasury Note, 1.00% , due 07/15/13	117,187,144

		Total U.S. Government	171,798,856

		TOTAL DEBT OBLIGATIONS (COST $171,272,241)	171,798,856

		Mutual Funds — 0.2%

		Affiliated Issuers — 0.2%
	14,839	GMO U.S. Treasury Fund	370,970

		TOTAL MUTUAL FUNDS (COST $370,970)	370,970

		Options Purchased — 1.9%

		Options on Futures — 1.0%
	600	30 Year U.S. Treasury Bond Future Options Put, Expires 03/23/12, Strike 139.00	337,500
	600	30 Year U.S. Treasury Bond Future Options Put, Expires 03/23/12, Strike 143.00	1,350,000
	1,000	Eurodollar 90 Day Future Options Put, Expires 06/18/12, Strike 99.38	68,750

		Total Options on Futures	1,756,250

		Options on Interest Rate Swaps — 0.9%
USD	20,000,000	Swaption Call, Expires 05/01/12, Strike 1.60% Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 20,000,000 USD in which it will pay 3 month USD LIBOR and will receive 1.60%, maturing on May 3, 2013. (OTC) (CP – Citibank N.A.)	14,160
USD	20,000,000	Swaption Call, Expires 05/01/12, Strike 2.00% Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 20,000,000 USD in which it will pay 3 month USD LIBOR and will receive 2.00%, maturing on May 3, 2013. (OTC) (CP – Citibank N.A.)	169,920

2	See accompanying notes to the financial statements.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($)/ Shares/ Number of Contracts/ Principal Amounts		Description	Value ($)

USD	250,000,000	Swaption Call, Expires 05/21/12, Strike 0.77% Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 250,000,000 USD in which it will pay 3 month USD LIBOR and will receive 0.77%, maturing on May 23, 2013. (OTC) (CP - Merrill Lynch Capital Services Inc.)	678,500
USD	250,000,000	Swaption Call, Expires 05/20/13, Strike 0.77% Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 250,000,000 USD in which it will pay 3 month USD LIBOR and will receive 0.77%, maturing on May 22, 2014. (OTC) (CP - Merrill Lynch Capital Services Inc.)	652,750

		Total Options on Interest Rate Swaps	1,515,330

		TOTAL OPTIONS PURCHASED (COST $3,667,641)	3,271,580

		SHORT-TERM INVESTMENTS — 0.2%

		Money Market Funds — 0.2%
	328,352	State Street Institutional U.S. Government Money Market Fund-Institutional Class, 0.00%(b)	328,352

		TOTAL SHORT-TERM INVESTMENTS (COST $328,352)	328,352

		TOTAL INVESTMENTS — 101.4% (Cost $175,639,204)	175,769,758
		Other Assets and Liabilities (net) — (1.4%)	(2,486,802)

		TOTAL NET ASSETS — 100.0%	$173,282,956

A summary of outstanding financial instruments at February 29, 2012 is as follows:

Written Options

A summary of open written option contracts for the Fund at February 29, 2012 is as follows:

Options on Futures

	Contract Number	Expiration Date		Description	Premiums	Market Value
Put	(1,200)	03/23/12	USD	30 Year U.S. Treasury Bond, Strike 141.00	$(2,378,634)	$(1,443,750)
Put	(1,000)	06/18/12	USD	Eurodollar 90 Day Future Options Put, Strike 99.13	(85,100)	(37,500)

					$(2,463,734)	$(1,481,250)

See accompanying notes to the financial statements.	3

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Options on Interest Rate Swaps

					Description of Underlying Swap
Description	Notional Amount		Expiration Date	Counterparty	Receive/ (Pay) #	Fixed Rate	Variable Rate	Premiums	Market Value
Call-OTC 2 Year Interest Rate Swap	(250,000,000)	USD	05/21/12	Merrill Lynch Capital Services, Inc.	(Pay)	0.77%	3 Month LIBOR	$(193,750)	$(961,750)

Call- OTC 10 Year Interest Rate Swap	(40,000,000)	USD	05/01/12	Citibank N.A.	(Pay)	1.80%	3 Month LIBOR	(297,000)	(121,160)

								(490,750)	(1,082,910)

								$(2,954,484)	$(2,564,160)

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

Reverse Repurchase Agreements

Average balance outstanding	$(28,864,923)
Average interest rate	0.16%
Maximum balance outstanding	$(51,381,250)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund has entered into reverse repurchase agreements. The Fund had no reverse repurchase agreements outstanding at the end of the year.

As of February 29, 2012, for the above contracts and or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

CP - Counterparty

LIBOR - London Interbank Offered Rate

OTC - Over-the-Counter

(a)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(b)	The rate disclosed is the 7 day net yield as of February 29, 2012. Note: Yield rounds to 0.00%.

Currency Abbreviations:

USD - United States Dollar

4	See accompanying notes to the financial statements.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments in unaffiliated issuers, at value (cost $175,268,234) (Note 2)	$175,398,788
Investments in affiliated issuers, at value (cost $370,970) (Notes 2 and 10)	370,970
Interest receivable	274,401
Receivable for expenses reimbursed by Manager (Note 5)	10,701

Total assets	176,054,860

Liabilities:
Payable to affiliate for (Note 5):
Management fee	34,514
Shareholder service fee	11,858
Trustees and Trust Officers or agents unaffiliated with the Manager	1,388
Payable for variation margin on closed futures contracts (Note 4)	88,153
Written options outstanding, at value (premiums $2,954,484) (Note 4)	2,564,160
Accrued expenses	71,831

Total liabilities	2,771,904

Net assets	$173,282,956

Net assets consist of:
Paid-in capital	$178,219,265
Accumulated undistributed net investment income	77,692
Accumulated net realized loss	(5,534,879)
Net unrealized appreciation	520,878

$173,282,956

Net assets attributable to:
Class III shares	$56,692,334

Class VI shares	$116,590,622

Shares outstanding:
Class III	2,304,781

Class VI	4,738,423

Net asset value per share:
Class III	$24.60

Class VI	$24.61

See accompanying notes to the financial statements.	5

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Interest	$10,796,416
Dividends from affiliated issuers (Note 10)	6,657
Dividends from unaffiliated issuers	71

Total investment income	10,803,144

Expenses:
Management fee (Note 5)	1,113,274
Shareholder service fee—Class III (Note 5)	111,400
Shareholder service fee—Class VI (Note 5)	204,074
Custodian, fund accounting agent and transfer agent fees	89,802
Audit and tax fees	69,887
Interest expense	38,242
Legal fees	18,239
Trustees fees and related expenses (Note 5)	8,972
Registration fees	6,366
Miscellaneous	16,616

Total expenses	1,676,872
Fees and expenses reimbursed by Manager (Note 5)	(196,596)
Expense reductions (Note 2)	(22)

Net expenses	1,480,254

Net investment income (loss)	9,322,890

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	25,665,116
Investments in affiliated issuers	(5,983)
Realized gains distributions from affiliated issuers (Note 10)	510
Futures contracts	(51,119,519)
Written options	1,557,691
Swap agreements	6,403,000
Foreign currency, forward contracts and foreign currency related transactions	26

Net realized gain (loss)	(17,499,159)

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(2,966,155)
Futures contracts	29,037,402
Written options	59,499
Swap agreements	3,004,417

Net unrealized gain (loss)	29,135,163

Net realized and unrealized gain (loss)	11,636,004

Net increase (decrease) in net assets resulting from operations	$20,958,894

6	See accompanying notes to the financial statements.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$9,322,890	$15,120,396
Net realized gain (loss)	(17,499,159)	65,864,966
Change in net unrealized appreciation (depreciation)	29,135,163	(52,212,047)

Net increase (decrease) in net assets from operations	20,958,894	28,773,315

Distributions to shareholders from:
Net investment income
Class III	(1,729,722)	(800,265)
Class VI	(7,685,640)	(11,443,617)

Total distributions from net investment income	(9,415,362)	(12,243,882)

Net realized gains
Class III	(3,981,023)	(2,895,554)
Class VI	(25,781,800)	(28,083,138)

Total distributions from net realized gains	(29,762,823)	(30,978,692)

	(39,178,185)	(43,222,574)

Net share transactions (Note 9):
Class III	10,914,141	10,435,994
Class VI	(357,290,049)	(358,096,684)

Increase (decrease) in net assets resulting from net share transactions	(346,375,908)	(347,660,690)

Total increase (decrease) in net assets	(364,595,199)	(362,109,949)

Net assets:
Beginning of period	537,878,155	899,988,104

End of period (including accumulated undistributed net investment income of $77,692 and $837,553, respectively)	$173,282,956	$537,878,155

See accompanying notes to the financial statements.	7

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout the period)

	Year Ended February 28/29,
	2012		2011		2010(a)
Net asset value, beginning of period	$25.01		$26.13		$25.15

Income (loss) from investment operations:
Net investment income (loss)†	0.32		0.51		0.92
Net realized and unrealized gain (loss)	0.78		0.64		0.85

Total from investment operations	1.10		1.15		1.77

Less distributions to shareholders:
From net investment income	(0.51)		(0.50)		(0.60)
From net realized gains	(1.00)		(1.77)		(0.19)

Total distributions	(1.51)		(2.27)		(0.79)

Net asset value, end of period	$24.60		$25.01		$26.13

Total Return(b)	4.49%		4.51%		7.07	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$56,692		$48,676		$40,225
Net operating expenses to average daily net assets(c)	0.40	%(d)	0.41	%(d)	0.40	%*
Interest expense to average daily net assets(e)	0.01%		0.03%		0.03	%*
Total net expenses to average daily net assets(c)	0.41%		0.44%		0.43	%*
Net investment income (loss) to average daily net assets	1.31%		1.94%		3.86	%*
Portfolio turnover rate	319%		315%		116	%(f)**
Fees and expenses reimbursed by the Manager to average daily net assets:(g)	0.06%		0.04%		0.04	%*

(a)	Period from March 27, 2009 (commencement of operations) through February 28, 2010.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(f)	Calculation represents portfolio turnover of the Fund for the period from March 18, 2009 (commencement of operations) through February 28, 2010.
(g)	Ratios include reimbursement of direct operating expenses and waiver of expenses indirectly incurred through investment in the underlying funds (See Note 5).
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

8	See accompanying notes to the financial statements.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class VI share outstanding throughout the period)

	Year Ended February 28/29,
	2012		2011		2010(a)
Net asset value, beginning of period	$25.01		$26.13		$25.00

Income (loss) from investment operations:
Net investment income (loss)†	0.56		0.64		0.80
Net realized and unrealized gain (loss)	0.57		0.54		1.15

Total from investment operations	1.13		1.18		1.95

Less distributions to shareholders:
From net investment income	(0.53)		(0.53)		(0.63)
From net realized gains	(1.00)		(1.77)		(0.19)

Total distributions	(1.53)		(2.30)		(0.82)

Net asset value, end of period	$24.61		$25.01		$26.13

Total Return(b)	4.61%		4.60%		7.83	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$116,591		$489,202		$859,763
Net operating expenses to average daily net assets(c)	0.31	%(d)	0.31	%(d)	0.31	%*
Interest expense to average daily net assets(e)	0.01%		0.03%		0.03	%*
Total net expenses to average daily net assets(c)	0.32%		0.34%		0.34	%*
Net investment income (loss) to average daily net assets	2.25%		2.43%		3.24	%*
Portfolio turnover rate	319%		315%		116	%(f)**
Fees and expenses reimbursed by the Manager to average daily net assets:(g)	0.04%		0.04%		0.04	%*

(a)	Period from March 18, 2009 (commencement of operations) through February 28, 2010.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(f)	Calculation represents portfolio turnover of the Fund for the period from March 18, 2009 (commencement of operations) through February 28, 2010.
(g)	Ratios include reimbursement of direct operating expenses and waiver of expenses indirectly incurred through investment in the underlying funds (See Note 5).
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	9

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO Asset Allocation Bond Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks total return in excess of that of its benchmark, the Citigroup 3 Month Treasury Bill Index. The Manager pursues the Fund’s investment objective by using investment strategies designed to complement broader asset allocation strategies being implemented by the Manager in other GMO Asset Allocation Funds or accounts. Accordingly, the Fund is not a standalone investment. The Manager uses multi-year forecasts of relative value and risk to determine the Fund’s strategic direction.

Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds (the “underlying funds”) or derivatives) at least 80% of its assets in bonds. The term “bond” includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward or option). The Fund is permitted to invest in bonds of any kind (e.g., bonds of any maturity, duration or credit quality).

The Fund may invest in any sector of the bond market and is not required to maintain a minimum or maximum allocation of investments in any one sector. The sectors and types of bonds in which the Fund may invest include, but are not limited to: investment grade bonds denominated in various currencies, including bonds issued by the U.S. and foreign governments and their agencies or instrumentalities (as well as bonds neither guaranteed nor insured by the U.S. government), corporate bonds and taxable and tax-exempt municipal bonds; below investment grade bonds (also known as “junk bonds”); inflation indexed bonds issued by the U.S. government (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) and foreign governments and their agencies or instrumentalities (as well as bonds neither guaranteed nor insured by the U.S. and/or foreign governments) and inflation indexed bonds issued by corporations; sovereign debt of emerging countries and other bonds issued in emerging countries (including junk bonds); and asset-backed securities, including mortgage related and mortgage-backed securities.

The Fund may also invest in exchange traded and over-the-counter (“OTC”) derivatives, including futures contracts, currency options, currency forwards, reverse repurchase agreements, swap contracts (including credit default swaps), interest rate options, swaps on interest rates and other types of derivatives. The Fund is not limited in its use of derivatives or in the absolute face value of its derivatives positions, and, as a result, the Fund may be leveraged in relation to its assets.

10

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund may gain exposure to the investments described above through investments in shares of other GMO Funds, including GMO High Quality Short-Duration Bond Fund (to seek to generate a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and foreign debt investments), GMO Debt Opportunities Fund (to gain exposure to global credit markets) and GMO U.S. Treasury Fund (for cash management purposes). The Fund also may invest in unaffiliated money market funds for cash management purposes.

The Fund may invest up to 100% of its assets in junk bonds.

The Manager does not seek to maintain a specified interest rate duration for the Fund, and the Fund’s interest rate duration will change depending on the Fund’s investments and the Manager’s assessment of different sectors of the bond market. The Fund, if deemed prudent by the Manager, will take temporary defensive measures until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with the Fund’s normal investment strategies. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

The financial statements of the underlying funds should be read in conjuction with the Fund’s financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect) or visiting GMO’s website at www.gmo.com.

Throughout the year ended February 29, 2012, the Fund had two classes of shares outstanding: Class III and Class VI. Each class of shares bears a different shareholder service fee.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Typically, the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide

11

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

greater certainty about the prices used by the Fund and the underlying funds. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value.

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. For the year ended February 29, 2012, the Fund did not reduce the value of any of its OTC derivatives contracts based on the creditworthiness of its counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value

12

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs such as most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Debt Obligations
U.S. Government	$171,798,856	$—	$—	$171,798,856

TOTAL DEBT OBLIGATIONS	171,798,856	—	—	171,798,856

Mutual Funds	370,970	—	—	370,970
Options Purchased	1,756,250	1,515,330	—	3,271,580
Short-Term Investments	328,352	—	—	328,352

Total Investments	174,254,428	1,515,330	—	175,769,758

Total	$174,254,428	$1,515,330	$—	$175,769,758

13

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives*
Written Options
Interest Rate Risk	$(1,481,250)	$(1,082,910)	$—	$(2,564,160)

Total	$(1,481,250)	$(1,082,910)	$—	$(2,564,160)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

* The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

On both February 29, 2012 and February 28, 2011, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

14

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the year.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the year.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by

15

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. The Fund had no inflation-indexed bonds outstanding at the end of the year.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, differing treatment of accretion and amortization and losses on wash sale transactions.

The tax character of distributions declared to shareholders is as follows:

	February 29, 2012	February 28, 2011
Ordinary income (including any net short-term capital gain)	$31,712,481	$42,382,024
Net long-term capital gain	7,465,704	840,550

Total distributions	$39,178,185	$43,222,574

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

16

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

As of February 29, 2012, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$2,102,738

Other Tax Attributes:
Capital loss carryforwards	$(7,566,634)

As of February 29, 2012, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Due to recent tax law changes, net capital losses recognized in taxable years beginning after February 28, 2011 shall be carried forward indefinitely and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses realized in years beginning prior to February 28, 2011. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Utilization of the capital loss carryforwards, post-October capital losses, and losses realized subsequent to February 29, 2012, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Fund’s capital loss carryforwards expire as follows:

	Short-Term	Long-Term	Total
February 28, 2019	$(7,566,634)	Not Applicable	$(7,566,634)
No Expiration Date	—	—	—

Total	$(7,566,634)	$—	$(7,566,634)

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$175,639,404	$1,307,665	$(1,177,311)	$130,354

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of

17

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the period ended February 28, 2010 through the year ended February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (See Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the 1940 Act and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments

18

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Fixed Income Securities — Typically, the market value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

19

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another creates additional risk.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

20

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

21

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund may be leveraged in terms of aggregate exposure of its assets, and its net long exposure may exceed 100% of its net assets.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

22

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

23

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. The Fund had no forward currency contracts outstanding at the end of the year.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 29, 2012, the Fund used futures contracts to adjust interest rate exposure and maintain the diversity and liquidity of the portfolio. The Fund had no futures contracts outstanding at the end of the year.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the year ended February 29, 2012, the Fund used purchased option contracts to adjust interest rate exposure. Option contracts purchased by the Fund and outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price.

24

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the year ended February 29, 2012, the Fund used written option contracts to adjust interest rate exposure. Written options outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

For the year ended February 29, 2012, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal Amount of Contracts	Number of Futures Contracts	Premiums	Principal Amount of Contracts	Number of Futures Contracts	Premiums

Outstanding, beginning of year	$—	—	$—	$(600,000,000)	(500)	$(396,500)
Options written	—	(3,000)	(3,387,617)	(290,000,000)	(3,400)	(2,630,213)
Options bought back	—	800	923,883	—	3,750	2,054,415
Options expired	—	—	—	600,000,000	150	481,548
Options sold	—	—	—	—	—	—

Outstanding, end of year	$—	(2,200)	$(2,463,734)	$(290,000,000)	—	$(490,750)

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

25

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses in the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a

26

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

“fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 29, 2012, the Fund used swap agreements to adjust interest rate exposure. The Fund had no swap agreements outstanding at the end of the year.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the year.

27

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (purchased options)	$3,271,580	$—	$—	$—	$—	$3,271,580

Total	$3,271,580	$—	$—	$—	$—	$3,271,580

Liabilities:
Written options outstanding	$(2,564,160)	$—	$—	$—	$—	$(2,564,160)

Total	$(2,564,160)	$—	$—	$—	$—	$(2,564,160)

The Effect of Derivative Instruments on the Statement of Operations for the year ended February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total

Net Realized Gain (Loss) on:
Investments (purchased options)	$1,389,296	$—	$—	$—	$—	$1,389,296
Written options	1,557,691	—	—	—	—	1,557,691
Futures contracts	(51,119,519)	—	—	—	—	(51,119,519)
Swap agreements	6,403,000	—	—	—	—	6,403,000

Total	$(41,769,532)	$—	$—	$—	$—	$(41,769,532)

Change in Unrealized Appreciation (Depreciation) on:
Investments (purchased options)	$269,039	$—	$—	$—	$—	$269,039
Written options	59,499	—	—	—	—	59,499
Futures contracts	29,037,402	—	—	—	—	29,037,402
Swap agreements	3,004,417	—	—	—	—	3,004,417

Total	$32,370,357	$—	$—	$—	$—	$32,370,357

^	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

28

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (futures contracts), notional amounts (swap agreements) or principal amounts (options) outstanding at each month-end, was as follows for the year ended February 29, 2012.

	Futures contracts	Swap agreements	Options
Average amount outstanding	$2,104,163,016	$1,014,083,333	$1,412,816,667

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.055% for Class VI shares. The Manager has contractually agreed through at least June 30, 2012 to waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds 0.15% for Class III shares and 0.055% for Class VI shares; provided, however, that the amount of this waiver will not exceed the respective Class’ shareholder service fee.

The Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including shareholder service fees and certain other expenses) exceeds 0.25% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover specified costs that the Fund may incur as a result of investing in other GMO Trust Funds. These agreements will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $8,972 and $4,200, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

29

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2012, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
< 0.001%	0.000%	< 0.001%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2012 were as follows:

	Purchases	Sales
U.S. Government securities	$1,246,619,297	$1,679,490,994
Investments (non-U.S. Government securities)	221,192,503	229,917,340

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, 95.61% of the shares outstanding of the Fund were held by five shareholders, each holding more than 10% of the Fund’s outstanding shares. One of the shareholders is another Fund of the Trust. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, less than 0.01% of the shares of the Fund were held by senior management of the Manager and GMO Trust officers and 99.97% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

30

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class III:	Shares	Amount	Shares	Amount
Shares sold	2,215,003	$56,101,518	923,852	$24,389,447
Shares issued to shareholders in reinvestment of distributions	230,723	5,670,371	147,963	3,695,819
Shares repurchased	(2,087,356)	(50,857,748)	(664,641)	(17,649,272)

Net increase (decrease)	358,370	$10,914,141	407,174	$10,435,994

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class VI:	Shares	Amount	Shares	Amount
Shares sold	31,858,089	$788,397,938	18,322,364	$473,280,812
Shares issued to shareholders in reinvestment of distributions	1,310,608	32,243,320	1,483,358	37,317,130
Shares repurchased	(47,990,770)	(1,177,931,307)	(33,152,339)	(868,694,626)

Net increase (decrease)	(14,822,073)	$(357,290,049)	(13,346,617)	$(358,096,684)

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO U.S. Treasury Fund	$9,857,886	$213,532,167	$223,013,100	$6,657	$510	$370,970

31

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO Asset Allocation Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Asset Allocation Bond Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

32

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: the following information is in relation to the expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

33

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*

Class III
1) Actual	0.42%	$1,000.00	$1,018.50	$2.11
2) Hypothetical	0.42%	$1,000.00	$1,022.77	$2.11

Class VI
1) Actual	0.33%	$1,000.00	$1,019.30	$1.66
2) Hypothetical	0.33%	$1,000.00	$1,023.22	$1.66

*	Expenses are calculated using each Class’s annualized net expense ratio (including interest expense and indirect expenses incurred) for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

34

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

The Fund’s distributions to shareholders include $7,465,704 from long-term capital gains.

The Fund hereby designates $9,335,346 and $22,287,121 (unless determined to be different) as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 29, 2012.

Of the ordinary income distributions made by the Fund during the fiscal year ended February 29, 2012, 32.56% is derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

35

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

36

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

37

Independent Trustee and Officer:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief
Financial Officer, GMO
Series Trust (May 2011 –
present); Head of Fund
Administration
(December 2006 –
present), Fund
Administration Staff
(June 2004 – November
2006), Grantham, Mayo,
Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

38

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer,
GMO Series Trust
(November 2011 –
present); Fund
Administrator, Grantham,
Mayo, Van Otterloo &
Co. LLC (April 2007 –
present); Vice President
and Senior Tax Manager,
Massachusetts Financial
Services Company
(January 2000 – April
2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer,
GMO Series Trust
(November 2011 –
present); Fund
Administrator, Grantham,
Mayo, Van Otterloo &
Co. LLC (May 2009 –
present); Treasurer and
Chief Compliance
Officer, Hambrecht &
Quist Capital
Management LLC (April
2007 – April 2009);
Senior Manager,
PricewaterhouseCoopers
LLP (2003 – 2007).

Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer,
GMO Series Trust
(November 2011 –
present); Fund
Administrator, Grantham,
Mayo, Van Otterloo &
Co. LLC (August 2009 –
present); Audit Senior at
Deloitte (August 2007 –
August 2009); Audit
Staff at Deloitte (January
2005 – August 2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

39

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance
Officer, GMO Series
Trust (August 2011 –
present); Chief
Compliance Officer,
Grantham, Mayo, Van
Otterloo & Co. LLC
(July 2009 – present);
Senior Vice President
and Deputy General
Counsel (January 2007
– July 2009), Vice
President and Associate
General Counsel
(February 2006 –
December 2006),
Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President-Law and Clerk	Chief Legal Officer since October 2010; Vice President-Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President
(November 2011 –
present), Chief Legal
Officer (September
2011 – present), Clerk
(May 2011 – present),
GMO Series Trust;
Legal Counsel,
Grantham, Mayo, Van
Otterloo & Co. LLC
(since February 2006 –
present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011-present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

40

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and
Assistant Clerk, GMO
Series Trust (November
2011 – present); Legal
Counsel, Grantham,
Mayo, Van Otterloo &
Co. LLC (January 2007 –
present); Attorney,
Goodwin Procter LLP
(September 2003 –
January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

41

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a private placement memorandum, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The private placement memorandum can be obtained by calling 1-617-346-7646 (collect).

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO Benchmark-Free Fund does not seek to control risk relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the CPI Index is included for comparative purposes.

Since inception on June 15, 2011, GMO Benchmark-Free Fund returned +6.3% for the fiscal period ended February 29, 2012, as compared with +1.7% for the CPI Index.

Underlying fund implementation added 1.6% to relative performance, as GMO Quality Fund, GMO Alpha Only Fund, and GMO Strategic Fixed Income Fund all outperformed their respective benchmarks.

Asset allocation added 3.0% to relative performance. The Fund’s exposures to U.S. equities and fixed income drove most of the outperformance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in

GMO Benchmark-Free Fund Class III Shares and the CPI Index

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is not of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .09% on the purchase and .09% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	70.6%
Short-Term Investments	13.6
Debt Obligations	13.5
Preferred Stocks	1.6
Futures Contracts	1.1
Forward Currency Contracts	0.3
Investment Funds	0.2
Loan Participations	0.2
Options Purchased	0.1
Loan Assignments	0.0 ^
Swap Agreements	0.0 ^
Rights/Warrants	0.0 ^
Written Options	(0.0)^
Reverse Repurchase Agreements	(0.5)
Other	(0.7)

100.0%

Country / Region Summary**	% of Investments
United States	42.4%
Emerging***	17.5
Japan	14.7
United Kingdom	6.8
Australia	6.0
France	2.9
Germany	2.0
Switzerland	1.3
Italy	1.1
Netherlands	1.0
Spain	1.0
New Zealand	0.8
Canada	0.5
Belgium	0.4
Hong Kong	0.4
Singapore	0.4
Denmark	0.2
Sweden	0.2

1

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Investments Concentration Summary — (Continued)

February 29, 2012 (Unaudited)

Country / Region Summary**	% of Investments
Austria	0.1
Finland	0.1
Ireland	0.1
Norway	0.1

100.0%

^	Rounds to 0.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”) except for GMO Alpha Only Fund.

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds except for GMO Alpha Only Fund and GMO Special Situations Fund. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts.

***	The “Emerging” exposure is comprised of: Argentina, Brazil, Chile, China, Colombia, Congo, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and Venezuela.

2

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
26,985,707	GMO Alpha Only Fund, Class IV	651,434,959
1,411,311	GMO Alternative Asset Opportunity Fund	42,409,888
24,432,400	GMO Currency Hedged International Equity Fund, Class III	538,245,769
2,079,737	GMO Debt Opportunities Fund, Class VI	52,471,767
6,926,760	GMO Emerging Country Debt Fund, Class IV	66,358,364
32,222,179	GMO Emerging Markets Fund, Class VI	387,955,031
12,780,841	GMO Flexible Equities Fund, Class VI	241,557,893
42,263,103	GMO Quality Fund, Class VI	989,379,246
5,530,114	GMO Special Situations Fund, Class VI	147,045,737
22,929,492	GMO Strategic Fixed Income Fund, Class VI	376,043,671
939,019	GMO World Opportunity Overlay Fund	22,536,458

	TOTAL MUTUAL FUNDS (COST $3,416,814,169)	3,515,438,783

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
15,868	State Street Eurodollar Time Deposit, 0.01%, due 03/01/12	15,868

	TOTAL SHORT-TERM INVESTMENTS (COST $15,868)	15,868

	TOTAL INVESTMENTS — 100.0% (Cost $3,416,830,037)	3,515,454,651
	Other Assets and Liabilities (net) — (0.0%)	(133,270)

	TOTAL NET ASSETS — 100.0%	$3,515,321,381

See accompanying notes to the financial statements.	3

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments in affiliated issuers, at value (cost $3,416,814,169) (Notes 2 and 10)	$3,515,438,783
Investments in unaffiliated issuers, at value (cost $15,868) (Note 2)	15,868
Receivable for Fund shares sold	110,862,044
Receivable for expenses reimbursed by Manager (Note 5)	112,230
Miscellaneous receivable	14,431

Total assets	3,626,443,356

Liabilities:
Payable for investments purchased	74,325,787
Payable for Fund shares repurchased	36,550,615
Payable to affiliate for (Note 5):
Trustees and Trust Officers or agents unaffiliated with the Manager	8,796
Accrued expenses	236,777

Total liabilities	111,121,975

Net assets	$3,515,321,381

Net assets consist of:
Paid-in capital	$3,400,086,308
Accumulated undistributed net investment income	13,426,424
Accumulated net realized gain	3,184,035
Net unrealized appreciation	98,624,614

$3,515,321,381

Net assets attributable to:
Class III shares	$3,515,321,381

Shares outstanding:
Class III	169,310,974

Net asset value per share:
Class III	$20.76

4	See accompanying notes to the financial statements.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Statement of Operations — Period from June 15, 2011 (commencement of operations) through February 29, 2012

Investment Income:
Dividends from affiliated issuers (Note 10)	$57,424,419
Interest	3

Total investment income	57,424,422

Expenses:
Registration fees	146,515
Legal fees	119,697
Audit and tax fees	42,168
Custodian, fund accounting agent and transfer agent fees	40,032
Trustees fees and related expenses (Note 5)	29,422
Miscellaneous	34,225

Total expenses	412,059
Fees and expenses reimbursed by Manager (Note 5)	(369,914)
Expense reductions (Note 2)	(115)

Net expenses	42,030

Net investment income (loss)	57,382,392

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	13,752,628
Realized gains distributions from affiliated issuers (Note 10)	23,024,268

Net realized gain (loss)	36,776,896

Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	98,624,614

Net realized and unrealized gain (loss)	135,401,510

Net increase (decrease) in net assets resulting from operations	$192,783,902

See accompanying notes to the financial statements.	5

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

Period from June 15, 2011 (commencement of operations) through February 29, 2012
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$57,382,392
Net realized gain (loss)	36,776,896
Change in net unrealized appreciation (depreciation)	98,624,614

Net increase (decrease) in net assets from operations	192,783,902

Distributions to shareholders from:
Net investment income
Class III	(64,509,645)
Net realized gains
Class III	(13,039,184)

(77,548,829)

Net share transactions (Note 9):
Class III	3,399,976,162
Purchase premiums and redemption fees (Notes 2 and 9):
Class III	110,146

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	3,400,086,308

Total increase (decrease) in net assets	3,515,321,381

Net assets:
Beginning of period	—

End of period (including accumulated undistributed net investment income of $13,426,424)	$3,515,321,381

6	See accompanying notes to the financial statements.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout the period)

	Period from June 15, 2011 (commencement of operations) through February 29, 2012
Net asset value, beginning of period	$20.00

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.41
Net realized and unrealized gain (loss)	0.83

Total from investment operations	1.24

Less distributions to shareholders:
From net investment income	(0.40)
From net realized gains	(0.08)

Total distributions	(0.48)

Net asset value, end of period	$20.76

Total Return(b)	6.35	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,515,321
Net expenses to average daily net assets(c)(d)(e)	0.00	%*
Net investment income (loss) to average daily net assets(a)	2.91	%*
Portfolio turnover rate	23	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02	%*
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.00	(f)

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Net expenses to average daily net assets were less than 0.01%.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	7

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO Benchmark-Free Fund (the “Fund”), which commenced operations on June 15, 2011, is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks a positive total return. The Fund does not have a particular securities market index as a benchmark and does not seek to outperform a particular index or blend of indices (e.g., the Fund seeks positive return, not “relative” return).

The Fund is a fund of funds and invests primarily in shares of other GMO Funds, which may include the GMO International Equity Funds, the GMO U.S. Equity Funds, the GMO Fixed Income Funds, GMO Alpha Only Fund, GMO Alternative Asset Opportunity Fund, GMO Debt Opportunities Fund, GMO High Quality Short-Duration Bond Fund, GMO Special Situations Fund, and GMO World Opportunity Overlay Fund (GMO Funds in which the Fund invests are collectively referred to as, the “underlying funds”). In addition, the Fund may hold securities (particularly asset-backed securities) directly or through one or more subsidiaries or other entities.

The Fund implements its strategy by allocating its assets among asset classes represented by the underlying funds (e.g., foreign equity, U.S. equity, emerging country equity, emerging country debt, foreign fixed income, U.S. fixed income, and commodities). The Fund is not restricted in its exposure to any particular asset class, and at times may be substantially invested in underlying funds that primarily invest in a single asset class (e.g., Fixed Income Funds). In addition, the Fund is not restricted in its exposure to any particular market. Although the Fund generally will have exposure to both emerging countries and developed countries, including the U.S., at times, it also may have substantial exposure to a particular country or type of country (e.g., emerging countries).

The Manager uses multi-year forecasts of relative value and risk among asset classes (e.g., foreign equity, U.S. equity, emerging country equity, emerging country debt, foreign fixed income, U.S. fixed income, and commodities) to select the underlying funds in which the Fund invests and to decide how much to invest in each. The Manager changes the Fund’s holdings of underlying funds in response to changes in its investment outlook and market valuations and may use redemption/purchase activity to rebalance the Fund’s investments. The Manager’s ability to shift investments among the underlying funds is not subject to any limits. The Fund may invest substantially all of its assets in a few underlying funds that primarily invest in the same asset class and may, at times, also invest a substantial portion of its assets in a single underlying fund. The Fund also reserves the right to invest directly in asset classes, or to adjust its exposure to asset classes, through direct investments.

8

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund also may invest in unaffiliated money market funds and GMO U.S. Treasury Fund.

Currently, shares of the Fund are not publicly offered and are principally available for purchase by other GMO Funds and certain other accredited investors.

The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect). As of February 29, 2012, shares of GMO Alternative Asset Opportunity Fund, GMO Special Situations Fund and GMO World Opportunity Overlay Fund were not publicly available for direct purchase.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows: Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 29, 2012, the total value of securities held directly and/or indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.7% of net assets. These underlying funds classify such securities (levels defined below) as Level 3.

9

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The foregoing pricing methodologies are modified for the fair value of equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund, either directly or through investments in the underlying funds, that were valued using fair value prices obtained from an independent pricing service as of February 29, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below and as described in the disclosures of the underlying funds.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	40.5%
Futures Contracts	0.0%^
Swap Agreements	0.4%

^	Rounds to 0.0%

Typically, the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of February 29, 2012, the total value of securities held directly and/or indirectly for which no alternative pricing source was available represented 0.9% of the net assets of the Fund. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The

10

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Mutual Funds	$3,515,438,783	$—	$—	$3,515,438,783
Short-Term Investments	15,868	—	—	15,868

Total Investments	3,515,454,651	—	—	3,515,454,651

Total	$3,515,454,651	$—	$—	$3,515,454,651

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio

11

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and/or indirect) in securities and derivative financial instruments using Level 3 inputs were 5.2% and (0.1)% of total net assets, respectively.

For the period ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

On February 29, 2012, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to differing treatment of mutual fund distributions received and partnership interest tax allocations.

The tax character of distributions declared to shareholders is as follows:

February 29, 2012
Ordinary income (including any net short-term capital gain)	$77,548,829

Total distributions	$77,548,829

12

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 29, 2012, the components of distributable earnings on a tax basis consisted of the following:

Undistributed Ordinary Income (including any net short-term capital gain)	$16,159,388
Undistributed net long-term capital gain	$23,827,321

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$3,440,206,288	$115,519,722	$(40,271,359)	$75,248,363

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the period ended February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

13

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

For the period ended February 29, 2012, the premium on cash purchases and the fee on cash redemptions of Fund shares were each 0.09% of the amount invested or redeemed. Purchase premiums and redemption fees are paid to and retained by the Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds) as a result of the purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Fund’s net share transactions. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time.

Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).

If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion.

The Manager may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

The Manager will waive or reduce the purchase premium when securities are used to purchase the Fund’s shares except to the extent that the Fund incurs transaction costs (e.g., stamp duties or transfer fees) in connection with the transfer of those securities. The Fund may waive or reduce redemption fees when it uses portfolio securities to redeem its shares. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may nonetheless charge a redemption fee equal to known or estimated costs.

14

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Purchase premiums or redemption fees generally will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the 1940 Act and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified. Selected risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If an underlying fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. An underlying fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could

15

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalization.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or

16

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. Below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

• Counterparty Risk — The Fund runs the risk that the counterparty to an over-the-counter (“OTC”) derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Commodities Risk — To the extent an underlying fund has exposure to global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments.

• Leveraging Risk — The use of reverse repurchase agreements and other derivatives and securities lending may cause the Fund’s portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Real Estate Risk — To the extent an underlying fund concentrates its assets in real estate-related investments, the value of its portfolio is subject to factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.

• Natural Resources Risk — The Fund may invest in GMO Resources Fund (“Resources Fund”), another fund of GMO Trust. Resources Fund concentrates its investments in the natural resources sector, and so is subject to greater risks than a fund that invests in a wider variety of industries. Resources Fund is particularly exposed to adverse developments affecting issuers in the natural resources sector. In addition, the securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand factors. As a result, companies in the natural resources sector often have limited pricing power over

17

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

supplies or for the products they sell which can affect their profitability. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, the natural resources sector can be especially affected by events relating to international political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, the natural resource sector can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Resources Fund’s concentration in the securities of companies with substantial natural resource assets will expose it to the price movements of natural resources to a greater extent than a more broadly diversified mutual fund. Because Resources Fund invests primarily in this economic sector, there is the risk that the Fund will perform poorly during an economic downturn or a slump in demand for natural resources.

• Short Sales Risk — The Fund runs the risk that an underlying fund’s loss on a short sale of securities that the underlying fund does not own is unlimited.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities

18

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.

4.	Derivative financial instruments

At February 29, 2012, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.

19

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

5.	Fees and other transactions with affiliates

The Manager decides how to allocate the assets of the Fund among underlying funds. The Manager does not charge the Fund a management fee or shareholder service fee, but it receives management and shareholder service fees from the underlying funds in which the Fund invests. Because those fees vary from fund to fund, the levels of indirect net expenses set forth below are affected by the Manager’s asset allocation decisions.

The Manager has contractually agreed to reimburse the Fund in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including certain other expenses) exceeds 0.00% of the Fund’s average daily net assets. This agreement will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the period ended February 29, 2012 was $29,422 and $12,723, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the period ended February 29, 2012, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.454%	0.078%	0.003%	0.535%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the Period ended February 29, 2012 aggregated $4,017,616,390 and $614,554,848, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to

20

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, no shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and all of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Period from June 15, 2011 (commencement of operations) through February 29, 2012
Class III:	Shares	Amount
Shares sold	168,675,009	$3,389,553,437
Shares issued to shareholders in reinvestment of distributions	3,878,354	76,752,632
Shares repurchased	(3,242,389)	(66,329,907)
Purchase premiums	—	108,277
Redemption fees	—	1,869

Net increase (decrease)	169,310,974	$3,400,086,308

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Alpha Only Fund, Class IV	$—	$910,481,540	$256,288,549	$8,976,156	$—	$651,434,959
GMO Alternative Asset Opportunity Fund	—	43,198,473	—	—	—	42,409,888

21

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Asset Allocation Bond Fund, Class VI	$—	$251,967,993	$249,306,832	$2,449,871	$—	$—
GMO Currency Hedged International Equity Fund, Class III	—	518,752,094	150,000	3,666,515	4,003,212	538,245,769
GMO Debt Opportunities Fund, Class VI	—	51,720,068	—	191,538	160,204	52,471,767
GMO Emerging Country Debt Fund, Class IV	—	65,862,482	—	5,272,607	—	66,358,364
GMO Emerging Markets Fund, Class VI	—	413,656,890	1,529,284	6,712,215	18,860,852	387,955,031
GMO Flexible Equities Fund, Class VI	—	230,870,740	50,000	—	—	241,557,893
GMO Quality Equity Fund, Class VI	—	888,273,359	1,062,591	9,242,509	—	989,379,246
GMO Special Situations Fund, Class VI	—	149,184,145	—	—	—	147,045,737
GMO Strategic Fixed Income Fund, Class VI	—	472,261,635	106,167,592	20,913,008	—	376,043,671
GMO World Opportunity Overlay Fund	—	21,386,971	—	—	—	22,536,458

Totals	$—	$4,017,616,390	$614,554,848	$57,424,419	$23,024,268	$3,515,438,783

22

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO Benchmark-Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Benchmark-Free Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the period June 15, 2011 (commencement of operations) through February 29, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, brokers, and transfer agent, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

23

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including indirect management fees, indirect shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

24

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *

Class III
1) Actual	0.54%	$1,000.00	$1,058.20	$2.76
2) Hypothetical	0.54%	$1,000.00	$1,022.18	$2.72

*	Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

25

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

For taxable, non-corporate shareholders, 37.17% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 18.86% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 qualified for the dividends-received deduction.

The Fund hereby designates $4,915,629 and $13,039,184 (unless determined to be different) as qualified interest income and qualified short-term capital gains, respectively, with respect to its taxable year ended February 29, 2012.

Of the ordinary income distributions made by the Fund during the fiscal year ended February 29, 2012, 2.75% is derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

For the year ended February 29, 2012, the Fund expects to elect to treat foreign taxes of $3,320,154 attributed to foreign source income of $22,755,587 from certain of its underlying investments, as if incurred directly by the Fund’s shareholders.

26

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

27

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

28

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 –present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

29

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President-Law and Clerk	Chief Legal Officer since October 2010; Vice President-Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 – present), Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

30

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

31

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO Benchmark-Free Allocation Fund does not seek to control risk relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the CPI Index is included for comparative purposes.

GMO Benchmark-Free Allocation Fund returned +7.4% for the fiscal year ended February 29, 2012, as compared with +2.8% for the CPI Index.

Underlying fund implementation added 3.9% to relative performance, as GMO Quality Fund, GMO Alpha Only Fund, and GMO Strategic Fixed Income Fund all outperformed their respective benchmarks.

Asset allocation added 0.7% to relative performance. The Fund’s exposures to U.S. equities and fixed income drove most of the outperformance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in

GMO Benchmark-Free Allocation Fund Class III Shares and the CPI Index

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .09% on the purchase and .09% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

MSCI	data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	70.2%
Debt Obligations	14.0
Short-Term Investments	13.6
Preferred Stocks	1.6
Futures Contracts	1.0
Forward Currency Contracts	0.3
Investment Funds	0.2
Loan Participations	0.2
Options Purchased	0.1
Loan Assignments	0.0	^
Swap Agreements	0.0	^
Rights/Warrants	0.0	^
Written Options	(0.0	)^
Reverse Repurchase Agreements	(0.5)
Other	(0.7)

	100.0%

Country/Region Summary**	% of Investments
United States	42.3%
Emerging***	17.4
Japan	14.8
United Kingdom	6.8
Australia	6.1
France	2.9
Germany	2.0
Switzerland	1.2
Italy	1.1
Netherlands	1.0
Spain	1.0
New Zealand	0.8
Canada	0.6
Belgium	0.4
Hong Kong	0.4
Singapore	0.4
Denmark	0.2
Sweden	0.2
Austria	0.1

1

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Investments Concentration Summary — (Continued)

February 29, 2012 (Unaudited)

Country/Region Summary**	% of Investments
Finland	0.1%
Ireland	0.1
Norway	0.1

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”) except for GMO Alpha Only Fund.

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds except for GMO Alpha Only Fund and GMO Special Situations Fund. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts.

***	The “Emerging” exposure is comprised of: Argentina, Brazil, Chile, China, Colombia, Congo, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and Venezuela.

^	Rounds to 0.0%

2

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Shares / Par Value ($)	Description	Value ($)

	MUTUAL FUNDS — 99.9%

	Affiliated Issuers — 99.9%
870,488	GMO Alpha Only Fund, Class IV	21,013,573
44,558	GMO Alternative Asset Opportunity Fund	1,338,981
802,383	GMO Currency Hedged International Equity Fund, Class III	17,676,489
61,339	GMO Debt Opportunities Fund, Class VI	1,547,578
240,873	GMO Emerging Country Debt Fund, Class IV	2,307,559
1,032,526	GMO Emerging Markets Fund, Class VI	12,431,619
421,189	GMO Flexible Equities Fund, Class VI	7,960,464
1,363,090	GMO Quality Fund, Class VI	31,909,928
177,290	GMO Special Situations Fund, Class VI	4,714,131
771,777	GMO Strategic Fixed Income Fund, Class VI	12,657,138
33,009	GMO World Opportunity Overlay Fund	792,223

	TOTAL MUTUAL FUNDS (COST $121,001,858)	114,349,683

	DEBT OBLIGATIONS — 0.2%

	Asset-Backed Securities — 0.2%
	CMBS Collateralized Debt Obligations — 0.0%
1,599,399	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.29%, due 11/23/52	15,994

	Insured Other — 0.2%
2,500,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	162,500

	Total Asset-Backed Securities	178,494

	TOTAL DEBT OBLIGATIONS (COST $597,311)	178,494

See accompanying notes to the financial statements.	3

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
44,867	State Street Institutional U.S. Government Money Market Fund-Institutional Class, 0.00% (a)	44,867

	TOTAL SHORT-TERM INVESTMENTS (COST $44,867)	44,867

	TOTAL INVESTMENTS — 100.1% (Cost $121,644,036)	114,573,044
	Other Assets and Liabilities (net) — (0.1%)	(121,355)

	TOTAL NET ASSETS — 100.0%	$114,451,689

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

CDO - Collateralized Debt Obligation

CMBS - Commercial Mortgage Backed Security

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

(a)	The rate disclosed is the 7 day net yield as of February 29, 2012. Note: Yield rounds to 0.00%.

4	See accompanying notes to the financial statements.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments in affiliated issuers, at value (cost $121,001,858) (Notes 2 and 10)	$114,349,683
Investments in unaffiliated issuers, at value (cost $642,178) (Note 2)	223,361
Interest receivable	402
Receivable for expenses reimbursed by Manager (Note 5)	31,326

Total assets	114,604,772

Liabilities:
Payable to affiliate for (Note 5):
Management fee	34,331
Shareholder service fee	11,364
Trustees and Trust Officers or agents unaffiliated with the Manager	712
Accrued expenses	106,676

Total liabilities	153,083

Net assets	$114,451,689

Net assets consist of:
Paid-in capital	$173,579,126
Accumulated undistributed net investment income	2,136,849
Accumulated net realized loss	(54,193,294)
Net unrealized depreciation	(7,070,992)

$114,451,689

Net assets attributable to:
Class III shares	$114,451,689

Shares outstanding:
Class III	4,762,146

Net asset value per share:
Class III	$24.03

See accompanying notes to the financial statements.	5

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Dividends from affiliated issuers (Note 10)	$12,370,416
Dividends from unaffiliated issuers	11
Interest	723,711

Total investment income	13,094,138

Expenses:
Management fee (Note 5)	69,903
Shareholder service fee – Class III (Note 5)	23,019
Legal fees	301,730
Audit and tax fees	90,959
Custodian, fund accounting agent and transfer agent fees	50,596
Trustees fees and related expenses (Note 5)	39,987
Registration fees	26,791
Miscellaneous	48,630

Total expenses	651,615
Fees and expenses reimbursed by Manager (Note 5)	(506,686)
Expense reductions (Note 2)	(801)

Net expenses	144,128

Net investment income (loss)	12,950,010

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,111,041
Investments in affiliated issuers	140,473,066
Realized gains distributions from affiliated issuers (Note 10)	38,510,175

Net realized gain (loss)	181,094,282

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(3,288,843)
Investments in affiliated issuers	(130,575,017)

Net unrealized gain (loss)	(133,863,860)

Net realized and unrealized gain (loss)	47,230,422

Net increase (decrease) in net assets resulting from operations	$60,180,432

6	See accompanying notes to the financial statements.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$12,950,010	$33,385,813
Net realized gain (loss)	181,094,282	(21,339,274)
Change in net unrealized appreciation (depreciation)	(133,863,860)	151,446,348

Net increase (decrease) in net assets from operations	60,180,432	163,492,887

Distributions to shareholders from:
Net investment income
Class III	(25,942,914)	(41,863,110)
Net share transactions (Note 9):
Class III	(3,090,493,977)	1,314,856,688
Purchase premiums and redemption fees (Notes 2 and 9):
Class III	134,891	914,185

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(3,090,359,086)	1,315,770,873

Total increase (decrease) in net assets	(3,056,121,568)	1,437,400,650

Net assets:
Beginning of period	3,170,573,257	1,733,172,607

End of period (including accumulated undistributed net investment income of $2,136,849 and $3,454,367, respectively)	$114,451,689	$3,170,573,257

See accompanying notes to the financial statements.	7

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2012	2011		2010		2009		2008
Net asset value, beginning of period	$22.72	$21.49		$17.51		$25.30		$26.92

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.21	0.36		0.64		3.21		1.19
Net realized and unrealized gain (loss)	1.44 (h)	1.28		4.11		(6.72)		1.18

Total from investment operations	1.65	1.64		4.75		(3.51)		2.37

Less distributions to shareholders:
From net investment income	(0.34)	(0.41)		(0.75)		(3.71)		(1.12)
From net realized gains	—	—		(0.02)		(0.57)		(2.87)

Total distributions	(0.34)	(0.41)		(0.77)		(4.28)		(3.99)

Net asset value, end of period	$24.03	$22.72		$21.49		$17.51		$25.30

Total Return(b)	7.36%	7.69%		27.18%		(15.11)%		8.60%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$114,452	$3,170,573		$1,733,173		$1,436,951		$1,610,066
Net expenses to average daily net assets(c)(e)(g)	0.01%	0.00	%(d)	0.00	%(d)	0.00	%(d)	0.00	%(d)
Net investment income (loss) to average daily net assets(a)	0.93%	1.63%		3.14%		14.05%		4.30%
Portfolio turnover rate	33%	19%		24%		40%		57%
Fees and expenses reimbursed by the
Manager to average daily net assets:	0.05%	0.01%		0.01%		0.01%		0.01%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.00 (f)	$0.01		$0.01		$0.00	(f)	$0.00	(f)

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Net expenses to average daily net assets were less than 0.01%.
(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
(g)	Effective January 1, 2012, the Fund pays the Manager a management fee of 0.65% of the Fund’s average daily net assets (Note 5).
(h)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
†	Calculated using average shares outstanding throughout the period.

8	See accompanying notes to the financial statements.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO Benchmark-Free Allocation Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks a positive total return. The Fund does not have a particular securities market index as a benchmark and does not seek to outperform a particular index or blend of indices (e.g., the Fund seeks positive return, not “relative” return).

The Fund is a fund of funds and invests primarily in shares of other GMO Funds, which may include the GMO International Equity Funds, the GMO U.S. Equity Funds, the GMO Fixed Income Funds, GMO Alpha Only Fund, GMO Alternative Asset Opportunity Fund, GMO Debt Opportunities Fund, GMO High Quality Short-Duration Bond Fund, GMO Special Situations Fund, GMO World Opportunity Overlay Fund and GMO Implementation Fund (GMO Funds in which the Fund invests are collectively referred to as “underlying funds”). In addition, the Fund may invest in securities directly.

The Fund implements its strategy by allocating its assets among asset classes represented by the underlying funds (e.g., foreign equity, U.S. equity, emerging country equity, emerging country debt, foreign fixed income, U.S. fixed income and commodities). The Fund is not restricted in its exposure to any particular asset class, and at times may be substantially invested in underlying funds that primarily invest in a single asset class (e.g., GMO Fixed Income Funds). In addition, the Fund is not restricted in its exposure to any particular market. Although the Fund generally will have exposure to both emerging countries and developed countries, including the U.S., at times, it also may have substantial exposure to a particular country or type of country (e.g., emerging countries).

The Manager uses multi-year forecasts of relative value and risk among asset classes (e.g., foreign equity, U.S. equity, emerging country equity, emerging country debt, foreign fixed income, U.S. fixed income and commodities) to select the underlying funds in which the Fund invests and to decide how much to invest in each. The Manager changes the Fund’s holdings of underlying funds in response to changes in its investment outlook and market valuations and may use redemption/purchase activity to rebalance the Fund’s investments. The Manager’s ability to shift investments among the underlying funds is not subject to any limits. The Fund may invest substantially all of its assets in a few underlying funds that primarily invest in the same asset class and may, at times, also invest a substantial portion of its assets in a single underlying fund. The Fund also reserves the right to invest directly in asset classes, or to adjust its exposure to asset classes, through direct investments.

9

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Prior to January 1, 2012, the Fund served predominantly as the principal component of a broader real return strategy, and the Fund’s investors were predominantly separate account clients of the Manager. The Fund was also offered on a stand-alone basis to the Manager’s partners and employees. Beginning on January 1, 2012, the Fund was managed as a stand-alone investment strategy. The Manager expects that the Fund’s investment exposures will not differ significantly from the allocations the Fund would have had as a component of the broader real return, although the Fund will likely allocate a greater percentage of its assets to strategies that have cash-like benchmarks.

For cash management purposes, the Fund may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect) or on GMO.com. As of February 29, 2012, shares of GMO Alternative Asset Opportunity Fund, GMO Special Situations Fund and GMO World Opportunity Overlay Fund were not publicly available for direct purchase.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows: Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to

10

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 29, 2012, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.7% of net assets. The Fund and the underlying funds classify such securities (levels defined below) as Level 3.

The foregoing pricing methodologies are modified for the fair value of equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund, either directly or through investments in the underlying funds, that were valued using fair value prices obtained from an independent pricing service as of February 29, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below and as described in the disclosures of the underlying funds.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	40.5%
Futures Contracts	0.0%^
Swap Agreements	0.4%

^	Rounds to 0.0%.

Typically, the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of February 29, 2012, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 1.1% of the net assets of the Fund. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value.

11

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs such as most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: The Fund valued certain debt securities using quoted prices.

12

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Mutual Funds	$114,349,683	$—	$—	$114,349,683
Debt Obligations
Asset-Backed Securities	—	162,500	15,994	178,494

TOTAL DEBT OBLIGATIONS	—	162,500	15,994	178,494

Short-Term Investments	44,867	—	—	44,867

Total Investments	114,394,550	162,500	15,994	114,573,044

Total	$114,394,550	$162,500	$15,994	$114,573,044

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and derivative financial instruments using Level 3 inputs were 5.2% and (0.1)% of total net assets, respectively.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

13

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2011	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3*	Transfers out of Level 3*	Balances as of February 29, 2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 29, 2012
Debt Obligations
Asset-Backed Securities	$21,992,549	$—	$(21,265,321)	$489,986	$694,634	$(1,895,854)	$—	$—	$15,994	$(1,301)
U.S. Government Agency	167,552	—	(168,502)	(58)	1,696	(688)	—	—	—	—

Total Debt Obligations	22,160,101	—	(21,433,823)	489,928	696,330	(1,896,542)	—	—	15,994	(1,301)

Total	$22,160,101	$—	$(21,433,823)	$489,928	$696,330	$(1,896,542)	$—	$—	$15,994	$(1,301)

*	The fund accounts for investments transferred into Level 3 at the value at the beginning of the year and transfers out of Level 3 at the value at the end of the year.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

14

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, differing treatment of income written-off, post-October capital lossess, differing treatment of mutual fund distributions received, partnership interest tax allocations, losses on wash sale transactions, differing treatment of accretion and amortization and redemption-in-kind transactions.

The tax character of distributions declared to shareholders is as follows:

	February 29, 2012	February 28, 2011
Ordinary income (including any net short-term capital gain)	$25,942,914	$41,863,110

Total distributions	$25,942,914	$41,863,110

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 29, 2012, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$2,178,289

Other Tax Attributes:
Capital loss carryforwards	(52,087,749)
Post-October capital loss deferral	(136,824)

As of February 29, 2012, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Due to recent tax law changes, net capital losses recognized in taxable years beginning after February 28, 2011 shall be carried forward indefinitely and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses realized in years beginning prior to February 28, 2011. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Utilization of the capital loss carryforwards, post-October capital losses, and losses realized subsequent to February 29, 2012, if any, could be subject to further limitations imposed by the Code related to share ownership activity. As of February 29, 2012, the capital loss carryforwards disclosed below were permanently reduced by $12,238,238 due to Fund share ownership activity. The Fund’s capital loss carryforwards expire as follows:

	Short-Term	Long-Term	Total
February 28, 2018	$(44,565,464)	Not Applicable	$(44,565,464)
February 28, 2019	(7,441,107)	Not Applicable	(7,441,107)
No Expiration Date	(81,178)	$—	(81,178)

Total	$(52,087,749)	$—	$(52,087,749)

15

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$123,612,751	$3,080,889	$(12,120,596)	$(9,039,707)

For the year ended February 29, 2012, the Fund had net realized gains attributed to redemption in-kind transactions of $121,852,178.

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2009 through February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may

16

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

For the year ended February 29, 2012, the premium on cash purchases and the fee on cash redemptions of Fund shares were each 0.09% of the amount invested or redeemed. Purchase premiums and redemption fees are paid to and retained by the Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds) as a result of the purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Fund’s net share transactions. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee at any time.

Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).

If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion.

The Manager may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

The Manager will waive or reduce the purchase premium when securities are used to purchase the Fund’s shares except to the extent that the Fund incurs transaction costs (e.g., stamp duties or transfer fees) in connection with the transfer of those securities. The Fund may waive or reduce redemption fees when it uses portfolio securities to redeem its shares. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may nonetheless charge a redemption fee equal to known or estimated costs.

Purchase premiums or redemption fees generally will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

17

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the 1940 Act and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified. Selected risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If an underlying fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. An underlying fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

18

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalization.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund

19

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. Below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

• Counterparty Risk — The Fund runs the risk that the counterparty to an over-the-counter (“OTC”) derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Commodities Risk — To the extent an underlying fund has exposure to global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments.

• Leveraging Risk — The use of reverse repurchase agreements and other derivatives and securities lending may cause the Fund’s portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Real Estate Risk — To the extent an underlying fund concentrates its assets in real estate-related investments, the value of its portfolio is subject to factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.

• Short Sales Risk — The Fund runs the risk that an underlying fund’s loss on a short sale of securities that the underlying fund does not own is unlimited.

• Natural Resources Risk. — The Fund may invest in GMO Resources Fund (“Resources Fund”), another fund of GMO Trust. Resources Fund concentrates its investments in the natural resources sector, and so is subject to greater risks than a fund that invests in a wider variety of industries. Resources Fund is particularly exposed to adverse developments affecting issuers in the natural resources sector. In addition, the securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand factors. As a result, companies in the natural resources sector often have limited pricing power over supplies or for the products they sell which can affect their profitability. Companies in the natural

20

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, the natural resources sector can be especially affected by events relating to international political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, the natural resource sector can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Resources Fund’s concentration in the securities of companies with substantial natural resource assets will expose it to the price movements of natural resources to a greater extent than a more broadly diversified mutual fund. Because Resources Fund invests primarily in this economic sector, there is the risk that the Fund will perform poorly during an economic downturn or a slump in demand for natural resources.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

21

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.

4.	Derivative financial instruments

At February 29, 2012, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.

5.	Fees and other transactions with affiliates

Prior to January 1, 2012, the Manager did not charge the Fund a management fee or shareholder service fee, but it received management and shareholder service fees from the underlying funds in which the Fund invested. Because those fees varied from fund to fund, the levels of indirect net expenses set forth below are affected by the Manager’s asset allocation decisions. Effective January 1, 2012, the Fund began paying

22

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

the Manager a management fee of 0.65% of the Fund’s average daily net assets. Pursuant to the Fund’s management contract, that management fee will be reduced or waived by an amount equal to the net management fees that are paid to the Manager and indirectly borne by the Fund as a result of the Fund’s investment in other series of the Trust (after any waivers/reimbursements by the Manager to those other series of the Trust). For the period January 1, 2012 through February 29, 2012, the Fund incurred direct management fees of 0.25% of the Fund’s average net assets.

The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares. Pursuant to the Fund’s Amended and Restated Servicing and Supplemental Support Agreement, the shareholder service fees paid to the Manager will be reduced or waived by an amount equal to the Shareholder Service Fees that are paid to the Manager and indirectly borne as a result of the Fund’s investment in other Funds (after giving effect to any waivers or reductions of such fees by the Manager with respect to those other Funds).

Beginning January 1, 2012, the Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including shareholder service fees and certain other expenses) exceeds 0.65% of the Fund’s average daily net assets. This agreement will continue through at least March 1, 2013, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $39,987 and $12,020, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2012, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.433%	0.074%	0.003%	0.510%

23

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2012 were as follows:

	Purchases	Sales
U.S. Government securities	$—	$99,988
Investments (non-U.S. Government securities)	609,167,457	478,412,634

Proceeds from sales of securities for in-kind transactions for the year ended February 29, 2012 were $3,195,867,296.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, 35.50% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, 40.21% of the shares of the Fund were held by senior management of the Manager and GMO Trust officers and none of the Fund’s shares were held by accounts for which the Manager had investment discretion.

24

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class III:	Shares	Amount	Shares	Amount
Shares sold	9,762,126	$223,058,694	59,229,938	$1,321,541,427
Shares issued to shareholders in reinvestment of distributions	1,073,088	24,625,814	1,774,179	39,532,172
Shares repurchased	(145,647,884)	(3,338,178,485)	(2,092,173)	(46,216,911)
Purchase premiums	—	12,525	—	906,386
Redemption fees	—	122,366	—	7,799

Net increase (decrease)	(134,812,670)	$(3,090,359,086)	58,911,944	$1,315,770,873

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Alpha Only Fund, Class IV	$599,996,684	$199,255,791	$804,617,108	$431,061	$—	$21,013,573
GMO Alternative Asset Opportunity Fund	24,921,958	880,827	23,679,898	—	—	1,338,981
GMO Asset Allocation Bond Fund, Class VI	244,450,911	70,337,131	309,024,681	1,006,285	11,911,428	—
GMO Currency Hedged International Equity Fund, Class III	363,301,368	56,300,270	383,296,696	175,569	1,826,840	17,676,489
GMO Debt Opportunities Fund, Class VI	—	2,363,059	850,617	9,518	7,961	1,547,578
GMO Emerging Country Debt Fund, Class IV	54,942,811	4,396,560	60,105,082	836,633	—	2,307,559

25

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Markets Fund, Class VI	$340,226,922	$58,995,643	$362,755,487	$319,308	$24,763,946	$12,431,619
GMO Flexible Equities Fund, Class VI	72,002,968	90,247,053	153,068,022	—	—	7,960,464
GMO Quality Fund, Class VI	851,695,924	82,909,509	916,245,202	8,626,277	—	31,909,928
GMO Special Situations Fund, Class VI	148,674,177	9,714,663	149,708,004	—	—	4,714,131
GMO Strategic Fixed Income Fund, Class VI	417,114,334	33,763,785	459,349,179	965,765	—	12,657,138
GMO World Opportunity Overlay Fund	22,044,262	3,166	21,388,723	—	—	792,223

Totals	$3,139,372,319	$609,167,457	$3,644,088,699	$12,370,416	$38,510,175	$114,349,683

26

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO Benchmark-Free Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Benchmark-Free Allocation Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

27

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including indirect management fees, indirect shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

28

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*

Class III
1) Actual	0.65%	$1,000.00	$1,056.80	$3.32
2) Hypothetical	0.65%	$1,000.00	$1,021.63	$3.27

*	Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

29

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

For taxable, non-corporate shareholders, 36.86% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 represents qualified dividend income subject to the 15.0% rate category.

For corporate shareholders, 32.62% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 qualified for the dividends-received deduction.

The Fund hereby designates $1,735,070 (unless determined to be different) as qualified interest income with respect to its taxable year ended February 29, 2012.

Of the ordinary income distributions made by the Fund during the fiscal year ended February 29, 2012, 13.58% is derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

For the year ended February 29, 2012, the Fund expects to elect to treat foreign taxes of $158,598 attributed to foreign source income of $1,088,259 from certain of its underlying investments, as if incurred directly by the Fund’s shareholders.

30

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

31

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

32

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust
(May 2011 – present); Head of Fund Administration
(December 2006 – present), Fund Administration Staff
(June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 –present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011–present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 –present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company
(January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 –present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

33

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]

Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte
(January 2005 – August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 –present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC
(July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President-Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 – present), Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

34

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

35

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Core Plus Bond Fund returned +9.9% for the fiscal year ended February 29, 2012, as compared with +8.4% for the Barclays Capital U.S. Aggregate Index.

The Fund’s investment exposure was achieved directly through a mix of bonds, futures, and swaps, and indirectly through its investment in underlying GMO Trust mutual funds, primarily GMO Short-Duration Collateral Fund (SDCF), GMO World Opportunity Overlay Fund (Overlay Fund), and GMO Emerging Country Debt Fund (ECDF).

The Fund outperformed its benchmark during the fiscal year by 1.5%. Developed markets interest-rate positioning (primarily through exchange-traded futures and interest-rate swaps) led fiscal year gains, followed by contributions from developed markets currency selection (primarily through currency forwards and options) and exposure to emerging country debt via ECDF. Exposures to asset-backed securities held indirectly through SDCF and Overlay Fund detracted during the fiscal year.

Developed markets interest-rate positioning drove fiscal year gains: contributions from U.S., Swiss, Canadian, eurozone, Australian, and opportunistic positions more than offset losses from U.K., Swedish, and Japanese positions.

In developed markets currency selection, euro, Australian dollar, and Japanese yen positions drove gains, although this performance was offset somewhat by British sterling, Swiss franc, and Canadian dollar positions.

A small exposure to emerging country debt through investment in ECDF added value due to positive contributions from security selection within ECDF.

Asset-backed securities held indirectly through SDCF and Overlay Fund detracted during the fiscal year. While many asset-backed securities performed well, spreads on U.S. government guaranteed student loans widened in connection with the U.S. Treasury downgrade. Further, subprime mortgages were impacted negatively throughout the fiscal year. SDCF and Overlay Fund experienced credit downgrades during the fiscal year: SDCF had 49 securities downgraded during the fiscal year, and Overlay Fund had 22, representing 13% and 7% of their respective market values from the beginning of the fiscal year. At fiscal year-end, 34% of SDCF’s portfolio was rated AAA and 23% of Overlay Fund’s asset-backed holdings were rated AAA. Further, 25% of SDCF’s portfolio was rated below BBB at fiscal year-end, and 35% of Overlay Fund’s asset-backed holdings were rated below BBB.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in

GMO Core Plus Bond Fund Class III Shares and the Barclays Capital U.S. Aggregate Index

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2012. All information is unaudited. Performance for classes may vary due to different fees.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	82.7%
Short-Term Investments	27.8
Options Purchased	0.4
Loan Participations	0.2
Loan Assignments	0.1
Forward Currency Contracts	0.1
Rights/Warrants	0.0 ^
Written Options	0.0 ^
Futures Contracts	(0.1)
Swap Agreements	(0.7)
Reverse Repurchase Agreements	(1.6)
Other	(8.9)

100.0%

Country / Region Summary**	% of Investments
United States	112.3%
Switzerland	6.6
Japan	5.1
Emerging***	4.1
Euro Region****	2.2
United Kingdom	(0.2)
Australia	(4.5)
Sweden	(6.1)
Canada	(19.5)

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds.The table excludes short-term investments. The table includes exposure through the use of derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and certain currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (directly and indirectly). Duration is based on the Manager’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration-adjusted exposure using a reference security and applying the same methodology to that security.

1

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Investments Concentration Summary — (Continued)

February 29, 2012 (Unaudited)

***	The “Emerging” exposure is associated only with investments in the GMO Emerging Country Debt Fund, which is exposed to emerging countries primarily comprised of: Venezuela, Mexico, Argentina, Philippines, Turkey, Brazil, Russia, Indonesia, Columbia and Congo. Additional information about the Fund’s emerging country exposure is available in the financial statements of the GMO Emerging Country Debt Fund.

****	The “Euro Region” is comprised of Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia and Spain.

^	Rounds to 0.0%

2

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Par Value		Description	Value ($)

		DEBT OBLIGATIONS — 40.9%

		Albania — 3.0%
		Foreign Government Obligations
USD	14,281,227	Republic of Albania Par Bond, Zero Coupon, due 08/31/25 (a)	7,104,910

		Australia — 0.2%
		Asset-Backed Securities
USD	159,009	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.62%, due 04/19/38	152,534
USD	227,761	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.59%, due 05/10/36	219,473

		Total Australia	372,007

		United Kingdom — 0.2%
		Asset-Backed Securities
USD	468,762	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.68%, due 01/13/39	423,339
USD	26,927	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .08%, 0.33%, due 12/20/54	25,782

		Total United Kingdom	449,121

		United States — 37.5%
		Asset-Backed Securities — 2.4%
USD	292,530	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.44%, due 05/25/37 ¿	15,358
USD	1,009,299	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 07/25/36 ¿	270,303
USD	100,913	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.35%, due 09/25/36 ¿	32,141
USD	851,257	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 06/25/36 ¿	233,032
USD	127,326	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.63%, due 01/25/36	83,399
USD	500,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.50%, due 09/15/17	501,130
USD	300,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.81%, due 01/25/24	292,500

See accompanying notes to the financial statements.	3

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value		Description	Value ($)

		Asset-Backed Securities — continued
USD	421,189	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, 3 mo. LIBOR + .35%, 0.92%, due 06/28/19	387,494
USD	48,760	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.11%, due 11/10/14	48,799
USD	600,992	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.40%, due 04/25/36 ¿	363,412
USD	378,501	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.44%, due 05/25/36 ¿	129,045
USD	94,400	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.40%, due 08/25/36 ¿	24,544
USD	752,423	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.49%, due 11/15/33	616,987
USD	800,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .51%, 1.26%, due 03/06/20	789,520
USD	150,283	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.39%, due 03/25/36 ¿	66,124
USD	689,861	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 06/25/36 ¿	248,350
USD	500,000	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.47%, due 02/25/37 ¿	133,750
USD	49,899	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.53%, due 12/25/32	19,960
USD	90,882	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.43%, due 11/25/35	83,020
USD	234,984	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.40%, due 05/20/18	233,769
USD	104,696	SLM Student Loan Trust, Series 07-A, Class A1, 3 mo. LIBOR + .03%, 0.58%, due 09/15/22	104,205
USD	35,762	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.82%, due 11/25/35 ¿	29,950
USD	248,308	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.45%, due 07/14/14	249,326
USD	393,442	Wachovia Auto Owner Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.15%, 1.40%, due 03/20/14	394,449
USD	400,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.38%, due 02/15/17	397,668

			5,748,235

4	See accompanying notes to the financial statements.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value/ Shares		Description	Value ($)

		Corporate Debt — 0.5%
USD	210,000	CIT Group, Inc., 144A, 7.00%, due 05/04/15	210,525
USD	350,000	CIT Group, Inc., 144A, 7.00%, due 05/02/16	350,875
USD	490,000	CIT Group, Inc., 144A, 7.00%, due 05/02/17	490,000

			1,051,400

		U.S. Government — 25.7%
USD	17,705,413	U.S. Treasury Inflation Indexed Note, 0.63%, due 04/15/13 (b)	18,294,667
USD	353,683	U.S. Treasury Inflation Indexed Note, 2.00%, due 04/15/12 (b)(c)	356,612
USD	30,000,000	U.S. Treasury Note, 2.50%, due 03/31/15	31,863,270
USD	10,100,000	U.S. Treasury Receipts, 0.00%, due 08/15/12 (d)	10,046,306

			60,560,855

		U.S. Government Agency — 8.9%
USD	20,000,000	Federal National Mortgage Assoc., TBA, 4.00%, due 05/01/40	21,056,250

		Total United States	88,416,740

		TOTAL DEBT OBLIGATIONS (COST $94,154,265)	96,342,778

		MUTUAL FUNDS — 66.5%

		United States – 66.5%
		Affiliated Issuers
	933,683	GMO Emerging Country Debt Fund, Class IV	8,944,682
	7,417,054	GMO Short-Duration Collateral Fund	44,205,643
	93,858	GMO Special Purpose Holding Fund (e)	46,929
	2,190,304	GMO U.S. Treasury Fund	54,757,597
	2,030,456	GMO World Opportunity Overlay Fund	48,730,950

		TOTAL MUTUAL FUNDS (COST $159,622,550)	156,685,801

See accompanying notes to the financial statements.	5

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.8%

	Money Market Funds — 0.2%
592,216	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (f)	592,216

	Total Money Market Funds (COST $592,216)	592,216

	U.S. Government — 0.6%
1,300,000	U.S. Treasury Bill, 0.14%, due 10/18/12 (c)(g)	1,298,874
100,000	U.S. Treasury Bill, 0.15%, due 12/13/12 (c)(g)	99,881

	Total U.S. Government (COST $1,399,015)	1,398,755

	TOTAL SHORT-TERM INVESTMENTS (COST $1,991,231)	1,990,971

	TOTAL INVESTMENTS — 108.2% (Cost $255,768,046)	255,019,550
	Other Assets and Liabilities (net) — (8.2%)	(19,420,717)

	TOTAL NET ASSETS — 100.0%	$235,598,833

6	See accompanying notes to the financial statements.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

A summary of outstanding financial instruments at February 29, 2012 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
5/01/12	Citibank N.A.	AUD	12,100,000	$12,888,340	$62,340
3/06/12	Citibank N.A.	CAD	3,600,000	3,637,994	93,092
3/06/12	Deutsche Bank AG	CAD	3,000,000	3,031,662	92,419
4/10/12	Deutsche Bank AG	EUR	1,700,000	2,265,267	(5,393)
3/20/12	Credit Suisse International	GBP	1,500,000	2,386,045	16,945
3/20/12	Deutsche Bank AG	GBP	400,000	636,279	1,927
4/17/12	Citibank N.A.	JPY	340,000,000	4,184,200	(214,248)
4/24/12	Barclays Bank PLC	NOK	32,400,000	5,783,681	144,077
3/27/12	Citibank N.A.	NZD	2,000,000	1,666,044	(3,656)
3/27/12	Deutsche Bank AG	NZD	6,200,000	5,164,737	189,697
3/13/12	Deutsche Bank AG	SEK	55,600,000	8,399,165	414,611

				$50,043,414	$791,811

Sales #
5/01/12	Citibank N.A.	AUD	200,000	$213,030	$2,210
3/06/12	Citibank N.A.	CAD	4,700,000	4,749,604	(69,082)
3/06/12	Deutsche Bank AG	CAD	4,000,000	4,042,216	(80,929)
4/03/12	Deutsche Bank AG	CHF	5,400,000	5,970,816	(75,619)
4/10/12	Citibank N.A.	EUR	400,000	533,004	(6,364)
4/10/12	Deutsche Bank AG	EUR	12,100,000	16,123,373	(251,803)
3/20/12	Credit Suisse International	GBP	4,700,000	7,476,275	(164,877)
3/20/12	Deutsche Bank AG	GBP	1,100,000	1,749,766	(22,326)
4/17/12	Citibank N.A.	JPY	490,000,000	6,030,170	160,422
3/27/12	Citibank N.A.	NZD	900,000	749,720	2,554
3/13/12	Barclays Bank PLC	SEK	6,000,000	906,385	(34,223)
3/13/12	Deutsche Bank AG	SEK	34,100,000	5,151,286	(108,309)

				$53,695,645	$(648,346)

†	Fund buys foreign currency; sells USD.
#	Fund sells foreign currency; buys USD.

See accompanying notes to the financial statements.	7

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Futures Contracts

Number of Contracts	Type	Expiration Date	Value	Net Unrealized Appreciation (Depreciation)
Buys
4	Euro BOBL	March 2012	$672,060	$43
18	Euro Bund	March 2012	3,368,354	84,348
4	Euro SCHATZ	March 2012	590,835	43
6	Japanese Government Bond 10 Yr. (TSE)	March 2012	10,580,430	36,931
27	U.S. Treasury Note 5 Yr. (CBT)	June 2012	3,325,641	(4,873)
193	U.S. Treasury Note 10 Yr. (CBT)	June 2012	25,273,953	(77,353)

			$43,811,273	$39,139

Sales
58	Australian Government Bond 10 Yr.	March 2012	$7,277,265	$55,293
287	Canadian Government Bond 10 Yr.	June 2012	38,634,783	(311,373)
1	UK Gilt Long Bond	June 2012	183,755	(1,366)
2	U.S. Treasury Bond 30 Yr. CBT)	June 2012	283,312	1,760
151	U.S. Treasury Note 2 Yr. (CBT)	June 2012	33,255,391	9,029

			$79,634,506	$(246,657)

8	See accompanying notes to the financial statements.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Net Unrealized Appreciation/ (Depreciation)
2,000,000	USD	12/20/2013	Barclays Bank PLC	Receive	0.25%	5.45%	SLM Corp.	2,000,000 USD	$(89,599)

							Premiums to (Pay) Receive		$—

^	Receive - Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(Pay) - Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of February 29, 2012, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See accompanying notes to the financial statements.	9

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
3,700,000	CHF	3/21/2022	Citibank N.A.	Receive	1.80%	6 Month CHF LIBOR	$299,264
4,600,000	CHF	3/21/2022	Deutsche Bank AG	Receive	1.80%	6 Month CHF LIBOR	372,058
3,900,000	CHF	3/21/2022	Barclays Bank PLC	Receive	1.80%	6 Month CHF LIBOR	315,440
40,400,000	SEK	3/21/2022	JPMorgan Chase Bank, N.A.	(Pay)	2.90%	3 Month SEK STIBOR	(176,703)
19,800,000	SEK	3/21/2022	Barclays Bank PLC	(Pay)	2.90%	3 Month SEK STIBOR	(86,602)

							$723,457

					Premiums to (Pay) Receive		$62,101

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
175,000,000	USD	2/19/2013	Bank of America N.A.	1 month LIBOR minus 0.20%	Barclays Aggregate Total Return Index	$637,223

						$637,223

				Premiums to (Pay) Receive		$—

As of February 29, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

10	See accompanying notes to the financial statements.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

TBA - To Be Announced – Delayed Delivery Security

¿	These securities are primarily backed by subprime mortgages.

(a)	Security is collateralized by U.S. Treasury bonds.

(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(c)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(d)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(e)	Underlying investment represents interests in defaulted claims. See “Other matters” in Notes to Financial Statements for additional information.

(f)	The rate disclosed is the 7 day net yield as of February 29, 2012. Note: Yield rounds to 0.00%.

(g)	Rate shown represents yield-to-maturity.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

See accompanying notes to the financial statements.	11

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments in unaffiliated issuers, at value (cost $96,145,496) (Note 2)	$98,333,749
Investments in affiliated issuers, at value (cost $159,622,550) (Notes 2 and 10)	156,685,801
Receivable for investments sold	4,386,908
Dividends and interest receivable	373,007
Unrealized appreciation on open forward currency contracts (Note 4)	1,180,294
Receivable for open swap agreements (Note 4)	1,623,985
Receivable for expenses reimbursed by Manager (Note 5)	21,701
Miscellaneous receivable	4,603

Total assets	262,610,048

Liabilities:
Payable for investments purchased	4,298,449
Payable for investments purchased – delayed delivery securities	21,081,250
Payable to affiliate for (Note 5):
Management fee	46,458
Shareholder service fee	20,433
Trustees and Trust Officers or agents unaffiliated with the Manager	590
Payable for variation margin on open futures contracts (Note 4)	76,093
Unrealized depreciation on open forward currency contracts (Note 4)	1,036,829
Payable for open swap agreements (Note 4)	352,904
Due to broker on open futures contracts	338
Accrued expenses	97,871

Total liabilities	27,011,215

Net assets	$235,598,833

12	See accompanying notes to the financial statements.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012 — (Continued)

Net assets consist of:
Paid-in capital	$424,627,374
Accumulated undistributed net investment income	3,555,768
Accumulated net realized loss	(193,104,680)
Net unrealized appreciation	520,371

$235,598,833

Net assets attributable to:
Class III shares	$46,923,923

Class IV shares	$188,674,910

Shares outstanding:
Class III	6,585,754

Class IV	26,426,691

Net asset value per share:
Class III	$7.13

Class IV	$7.14

See accompanying notes to the financial statements.	13

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Interest	$3,345,942
Dividends from affiliated issuers (Note 10)	1,552,290
Dividends from unaffiliated issuers	5

Total investment income	4,898,237

Expenses:
Management fee (Note 5)	583,928
Shareholder service fee – Class III (Note 5)	72,925
Shareholder service fee – Class IV (Note 5)	184,954
Custodian, fund accounting agent and transfer agent fees	135,559
Audit and tax fees	88,346
Registration fees	8,131
Legal fees	7,330
Trustees fees and related expenses (Note 5)	3,366
Miscellaneous	12,049

Total expenses	1,096,588
Fees and expenses reimbursed by Manager (Note 5)	(249,145)
Indirectly incurred fees waived or borne by Manager (Note 5)	(32,353)
Shareholder service fee waived (Note 5)	(7,652)
Expense reductions (Note 2)	(6)

Net expenses	807,432

Net investment income (loss)	4,090,805

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	88,661
Investments in affiliated issuers	(298,755)
Realized gains distributions from affiliated issuers (Note 10)	8,406
Futures contracts	(3,524,623)
Written options	358,868
Swap agreements	19,651,044
Foreign currency, forward contracts and foreign currency related transactions	24,829

Net realized gain (loss)	16,308,430

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	216,006
Investments in affiliated issuers	2,471,117
Futures contracts	(311,892)
Written options	(330,276)
Swap agreements	(1,143,845)
Foreign currency, forward contracts and foreign currency related transactions	644,038

Net unrealized gain (loss)	1,545,148

Net realized and unrealized gain (loss)	17,853,578

Net increase (decrease) in net assets resulting from operations	$21,944,383

14	See accompanying notes to the financial statements.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$4,090,805	$4,664,508
Net realized gain (loss)	16,308,430	13,355,190
Change in net unrealized appreciation (depreciation)	1,545,148	16,689,965

Net increase (decrease) in net assets from operations	21,944,383	34,709,663

Distributions to shareholders from:
Net investment income
Class III	(5,367,607)	(3,608,961)
Class IV	(19,733,836)	(18,732,766)

Total distributions from net investment income	(25,101,443)	(22,341,727)

Net share transactions (Note 9):
Class III	22,037	(10,173,273)
Class IV	7,627,701	(103,777,751)

Increase (decrease) in net assets resulting from net share transactions	7,649,738	(113,951,024)

Total increase (decrease) in net assets	4,492,678	(101,583,088)

Net assets:
Beginning of period	231,106,155	332,689,243

End of period (including accumulated undistributed net investment income of $3,555,768 and $2,909,781, respectively)	$235,598,833	$231,106,155

See accompanying notes to the financial statements.	15

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2012	2011	2010		2009	2008
Net asset value, beginning of period	$7.26	$7.02	$6.08		$9.42	$10.49

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.13	0.11	0.05		0.27	0.37
Net realized and unrealized gain (loss)	0.56	0.65	1.51		(2.08)	(0.63)

Total from investment operations	0.69	0.76	1.56		(1.81)	(0.26)

Less distributions to shareholders:
From net investment income	(0.82)	(0.52)	(0.62)		(1.53)	(0.81)

Total distributions	(0.82)	(0.52)	(0.62)		(1.53)	(0.81)

Net asset value, end of period	$7.13	$7.26	$7.02		$6.08	$9.42

Total Return(b)	9.88%	10.93%	26.84%		(20.12)%	(2.56)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$46,924	$47,773	$55,839		$73,730	$125,506
Net operating expenses to average daily net assets(c)(d)	0.39%	0.39%	0.38%		0.39%	0.39%
Interest expense to average daily net assets	—	—	0.02	%(e)	—	—
Total net expenses to average daily net assets(c)(d)	0.39%	0.39%	0.40%		0.39%	0.39%
Net investment income (loss) to average daily net assets(a)	1.74%	1.48%	0.77%		3.20%	3.70%
Portfolio turnover rate	72%	46%	58%		22%	44%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.12%	0.11%	0.09%		0.08%	0.06%
Redemption fees consisted of the following per share amounts:†	—	—	$0.00	(f)	$0.01	—

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or payables owed to Lehman Brothers in connection with the termination of derivative contracts in 2008 is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(f)	Redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

16	See accompanying notes to the financial statements.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)

(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2012	2011	2010		2009	2008
Net asset value, beginning of period	$7.27	$7.03	$6.09		$9.44	$10.50

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.13	0.11	0.12		0.17	0.36
Net realized and unrealized gain (loss)	0.56	0.65	1.45		(1.99)	(0.61)

Total from investment operations	0.69	0.76	1.57		(1.82)	(0.25)

Less distributions to shareholders:
From net investment income	(0.82)	(0.52)	(0.63)		(1.53)	(0.81)

Total distributions	(0.82)	(0.52)	(0.63)		(1.53)	(0.81)

Net asset value, end of period	$7.14	$7.27	$7.03		$6.09	$9.44

Total Return(b)	9.90%	10.97%	26.87%		(20.23)%	(2.42)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$188,675	$183,333	$276,850		$233,848	$1,017,792
Net operating expenses to average daily net assets(c)(d)	0.34%	0.34%	0.33%		0.34%	0.34%
Interest expense to average daily net assets	—	—	0.02	%(e)	—	—
Total net expenses to average daily net assets(c)(d)	0.34%	0.34%	0.35%		0.34%	0.34%
Net investment income (loss) to average daily net assets(a)	1.75%	1.48%	1.78%		1.89%	3.60%
Portfolio turnover rate	72%	46%	58%		22%	44%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.12%	0.11%	0.09%		0.08%	0.06%
Redemption fees consisted of the following per share amounts:†	—	—	$0.00	(f)	$0.01	—

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or payables owed to Lehman Brothers in connection with the termination of derivative contracts in 2008 is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(f)	Redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	17

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO Core Plus Bond Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks total return in excess of that of its benchmark, the Barclays Capital U.S. Aggregate Index. The Fund’s investment program has two principal components. One component seeks to replicate the Fund’s benchmark. The second component seeks to add value relative to the Fund’s benchmark by taking positions that may be unrelated to its benchmark in global interest rate, currency and credit markets (particularly in asset-backed and emerging country debt markets). These positions can cause the Fund’s performance to differ significantly from that of its benchmark.

In deciding on what positions to take in global interest rate and currency markets, and for the size of those positions, the Manager considers fundamental factors (e.g., inflation and current account positions) as well as price-based factors (e.g., interest and exchange rates). The Manager assesses the relative values across global interest rate and currency markets, and considers the merits of overweighting or underweighting positions in currencies and interest rates. The Manager also may consider the relative attractiveness of yield curve and duration positions in these markets.

In selecting credit investments, the Manager uses fundamental investment techniques to assess the expected performance of these investments relative to the Fund’s benchmark.

In implementing these strategies, the Fund may hold or invest in: derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, reverse repurchase agreements, credit default swaps and other swap contracts (to generate a return comparable to the Fund’s benchmark and to gain exposure to the global interest rate, credit and currency markets); bonds denominated in various currencies, including foreign and U.S. government bonds, asset-backed securities issued by foreign governments and U.S. government agencies (as well as bonds neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; shares of GMO Short-Duration Collateral Fund (“SDCF”) (to have exposure to asset-backed securities); shares of GMO World Opportunity Overlay Fund (“Overlay Fund”) (to gain exposure to the global interest rate, credit and currency markets); shares of GMO Emerging Country Debt Fund (“ECDF”) (to gain exposure to emerging country debt markets); shares of GMO U.S. Treasury Fund and unaffiliated money market funds (for cash management purposes); shares of GMO High Quality Short-Duration Bond Fund (to seek to generate a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by

18

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

investing in a wide variety of high quality U.S. and foreign debt investments); and shares of GMO Debt Opportunities Fund (to gain exposure to global credit markets).

The Fund, primarily through its investments in shares of SDCF, Overlay Fund and ECDF, has and is expected to continue to have material exposure to below investment grade U.S. asset-backed and emerging country debt securities. The Fund is not limited in its use of derivatives or in the absolute face value of its derivatives positions, and, as a result, the Fund may be leveraged in relation to its assets.

The Manager normally seeks to maintain the Fund’s estimated interest rate duration within +/- 2 years of the benchmark’s duration.

Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds (the “underlying funds”) or derivatives) at least 80% of its assets in bonds. The term “bond” includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward or option). The Fund, if deemed prudent by the Manager, will take temporary defensive measures until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with the Fund’s normal investment strategies. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

Throughout the year ended February 29, 2012, the Fund had two classes of shares outstanding: Class III and Class IV. Each class of shares bears a different shareholder service fee.

The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect) or at gmo.com. As of February 29, 2012, shares of SDCF, Overlay Fund and GMO Special Purpose Holding Fund (“SPHF”) were not publicly available for direct purchase.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

19

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Portfolio valuation

Typically, the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of February 29, 2012, the total value of securities held directly and/or indirectly for which no alternative pricing source was available represented 6.4% of the net assets of the Fund. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value.

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 29, 2012, the total value of securities held directly and/or indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 5.0% of net assets. The underlying funds classify such securities (levels defined below) as Level 3. For the year ended February 29, 2012, the Fund did not reduce the value of any of its OTC derivatives contracts based on the creditworthiness of its counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

20

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs such as most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. The Fund also used third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.

Level 3 – Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: The Fund valued certain debt securities using quoted prices; The Fund valued certain other debt securities by using an estimated specified spread above the LIBOR rate or U.S. Treasury yield.

21

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Debt Obligations
Asset-Backed Securities	$—	$367,081	$6,202,282	$6,569,363
Corporate Debt	—	1,051,400	—	1,051,400
Foreign Government Obligations	—	7,104,910	—	7,104,910
U.S. Government	31,863,270	18,651,279	10,046,306	60,560,855
U.S. Government Agency	—	21,056,250	—	21,056,250

TOTAL DEBT OBLIGATIONS	31,863,270	48,230,920	16,248,588	96,342,778

Mutual Funds	156,638,872	46,929	—	156,685,801
Short-Term Investments	1,990,971	—	—	1,990,971

Total Investments	190,493,113	48,277,849	16,248,588	255,019,550

Derivatives *
Forward currency contracts
Foreign currency risk	—	1,180,294	—	1,180,294
Futures contracts
Interest rate risk	187,447	—	—	187,447
Swap agreements
Interest rate risk	—	1,623,985	—	1,623,985

Total	$190,680,560	$51,082,128	$16,248,588	$258,011,276

22

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Derivatives *
Forward currency contracts
Foreign currency risk	$—	$(1,036,829)	$—	$(1,036,829)
Futures contracts
Interest rate risk	(394,965)	—	—	(394,965)
Swap agreements
Credit risk	—	(89,599)	—	(89,599)
Interest rate risk	—	(263,305)	—	(263,305)

Total	$(394,965)	$(1,389,733)	$—	$(1,784,698)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at year end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and derivative financial instruments using Level 3 inputs were 26.8% and 0.0% of total net assets, respectively.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

23

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2011	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into level 3*	Transfers out of level 3*	Balances as of February 29, 2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still held as of February 29, 2012
Debt Obligations
Asset Backed Securities	$9,187,027	$102	$(2,509,714)	$426,361	$53,376	$(954,870)	$—	$—	$6,202,282	$(872,945)
U.S Government	19,856,848	—	(10,100,000)	1,256,921	—	(967,463)	—	—	10,046,306	(471,076)

Total	$29,043,875	$102	$(12,609,714)	$1,683,282	$53,376	$(1,922,333)	$—	$—	$16,248,588	$(1,344,021)

*	The Fund accounts for investments transferred into Level 3 at the value at the beginning of the year and transferred out of Level 3 at the value at the end of the year.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund

24

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the year.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the year.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Firm commitments and when-issued securities

The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying

25

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The purchase of when-issued or delayed delivery securities can cause the Fund’s portfolio to be leveraged. Delayed delivery commitments outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, post-October capital losses derivative contract transactions, differing treatment of accretion and amortization, foreign currency transactions, losses on wash sale transactions, partnership interest tax allocations and post-October capital losses.

The tax character of distributions declared to shareholders is as follows:

	February 29, 2012	February 28, 2011
Ordinary income (including any net short-term capital gain)	$25,101,443	$22,341,727

Total distributions	$25,101,443	$22,341,727

26

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 29, 2012, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$4,004,899

Other Tax Attributes:
Capital loss carryforwards	$(166,491,188)
Post-October capital loss deferral	(710,470)

As of February 29, 2012, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Due to recent tax law changes, net capital losses recognized in taxable years beginning after February 28, 2011 shall be carried forward indefinitely and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses realized in years beginning prior to February 28, 2011. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Utilization of the capital loss carryforwards, post-October capital losses, and losses realized subsequent to February 29, 2012, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Fund’s capital loss carryforwards expire as follows:

	Short-Term	Long-Term	Total
February 28, 2014	$(34,693,380)	Not Applicable	$(34,693,380)
February 28, 2015	(2,795,728)	Not Applicable	(2,795,728)
February 29, 2016	(33,008,915)	Not Applicable	(33,008,915)
February 28, 2017	(74,050,257)	Not Applicable	(74,050,257)
February 28, 2018	(17,147,333)	Not Applicable	(17,147,333)
February 28, 2019	(138,723)	Not Applicable	(138,723)
No Expiration Date	(1,226,163)	$(3,430,689)	(4,656,852)

Total	$(163,060,499)	$(3,430,689)	$(166,491,188)

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$281,810,151	$5,462,244	$(32,252,845)	$(26,790,601)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement

27

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2009 through February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

28

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Other matters

SPHF, an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the year ended February 29, 2012, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the 1940 Act and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Fixed Income Securities — Typically, the market value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may or may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

29

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Counterparty Risk — The Fund runs the risk that the counterparty to an over-the-counter (“OTC”) derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another, such as the Fund’s investments in asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans), creates additional risk.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices

30

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

(e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the

31

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

32

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund may be leveraged in terms of aggregate exposure of its assets, and its net long exposure may exceed 100% of its net assets.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

33

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.

34

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the year ended February 29, 2012, the Fund used forward currency contracts to adjust exposure to foreign currencies, to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or

35

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 29, 2012, the Fund used futures contracts to adjust exposure to certain markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the year ended February 29, 2012, the Fund used purchased option contracts to adjust exposure to foreign currencies and otherwise manage currency exchange rate risk. The Fund had no purchased option contracts outstanding at the end of the year.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the year ended February 29, 2012, the Fund used written option contracts to adjust exposure to foreign currencies and otherwise manage currency exchange rate risk. The Fund had no written option contracts outstanding at the end of the year.

36

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

For the year ended February 29, 2012, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Outstanding, beginning of year	(18,200,000)	—	$(358,868)	—	—	$—
Options written	—	—	—	—	—	—
Options exercised	18,200,000	—	358,868	—	—	—
Options expired	—	—	—	—	—	—
Options sold	—	—	—	—	—	—

Outstanding, end of year	—	—	$—	—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are

37

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses in the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

38

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 29, 2012, the Fund used swap agreements to adjust interest rate exposure and adjust exposure to certain markets, achieve exposure to a reference entity’s credit, and/or provide a measure of protection against default loss. Swap agreements outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the year.

39

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$1,180,294	$—	$—	$—	$1,180,294
Unrealized appreciation on futures contracts *	187,447	—	—	—	—	187,447
Unrealized appreciation on swap agreements	1,623,985	—	—	—	—	1,623,985

Total	$1,811,432	$1,180,294	$—	$—	$—	$2,991,726

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(1,036,829)	$—	$—	$—	$(1,036,829)
Unrealized depreciation on futures contracts *	(394,965)	—	—	—	—	(394,965)
Unrealized depreciation on swap agreements	(263,305)	—	(89,599)	—	—	(352,904)

Total	$(658,270)	$(1,036,829)	$(89,599)	$—	$—	$(1,784,698)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Investments (purchased options)	$—	$(687,680)	$—	$—	$—	$(687,680)
Written options	—	358,868	—	—	—	358,868
Forward currency contracts	—	14,331	—	—	—	14,331
Futures contracts	(3,524,623)	—	—	—	—	(3,524,623)
Swap agreements	19,640,383	—	10,661	—	—	19,651,044

Total	$16,115,760	$(314,481)	$10,661	$—	$—	$15,811,940

40

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 29, 2012^: — continued

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Change in Unrealized Appreciation (Depreciation) on:
Investments (purchased options)	$—	$590,470	$—	$—	$—	$590,470
Written options	—	(330,276)	—	—	—	(330,276)
Forward currency contracts	—	644,502	—	—	—	644,502
Futures contracts	(311,892)	—	—	—	—	(311,892)
Swap agreements	(1,132,592)	—	(11,253)	—	—	(1,143,845)

Total	$(1,444,484)	$904,696	$(11,253)	$—	$—	$(551,041)

^	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.
*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Period end variation margin on open futures contracts is reported within the Statement of Assets and Liabilities.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives.

Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount.

For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts, and futures contracts), notional amounts (swap agreements) or principal amounts (options) outstanding at each month-end, was as follows for the year ended February 29, 2012.

	Forward currency contracts	Futures contracts	Swap Agreements	Options
Average amount outstanding	$115,073,629	$134,665,586	$249,050,943	$6,462,362

41

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.10% for Class IV shares. The Manager has contractually agreed through at least June 30, 2012 to waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds 0.15% for Class III shares and 0.10% for Class IV shares; provided, however, that the amount of this waiver will not exceed the respective Class’s shareholder service fee.

The Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including shareholder service fees and certain other expenses) exceeds 0.25% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover specified costs that the Fund may incur as a result of investing in other GMO Trust Funds. These agreements will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $3,366 and $1,625, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2012, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.024%	0.003%	0.009%	0.036%

42

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2012 were as follows:

	Purchases	Sales
U.S. Government securities	$143,566,101	$133,606,389
Investments (non-U.S. Government securities)	82,969,373	39,157,067

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, 95.35% of the outstanding shares of the Fund were held by four shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, 0.06% of the shares of the Fund were held by senior management of the Manager and GMO Trust officers and 19.14% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

43

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class III:	Shares	Amount	Shares	Amount
Shares sold	4,020	$28,545	436,418	$3,104,427
Shares issued to shareholders in reinvestment of distributions	16,161	112,492	38,131	277,484
Shares repurchased	(15,816)	(119,000)	(1,850,226)	(13,555,184)

Net increase (decrease)	4,365	$22,037	(1,375,677)	$(10,173,273)

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class IV:	Shares	Amount	Shares	Amount
Shares sold	1,356,414	$10,062,352	1,318,105	$9,642,493
Shares issued to shareholders in reinvestment of distributions	2,814,246	19,629,357	2,573,711	18,732,766
Shares repurchased	(2,957,566)	(22,064,008)	(18,067,031)	(132,153,010)

Net increase (decrease)	1,213,094	$7,627,701	(14,175,215)	$(103,777,751)

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Return of Capital	Value, end of period
GMO Emerging Country Debt Fund, Class IV	$7,081,912	$1,821,632	$400,000	$791,632	$—	$—	$8,944,682
GMO Short-Duration Collateral Fund	76,989,022	—	—	751,323	—	31,803,941	44,205,643

44

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Return of Capital	Value, end of period
GMO Special Purpose Holding Fund	$46,929	$—	$—	$—	$—	$—	$46,929
GMO U.S. Treasury Fund	7,570,707	78,997,741	31,800,000	9,335	8,406	—	54,757,597
GMO World Opportunity Overlay Fund	47,034,438	2,150,000	3,175,000	—	—	—	48,730,950

Totals	$138,723,008	$82,969,373	$35,375,000	$1,552,290	$8,406	$31,803,941	$156,685,801

45

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO Core Plus Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Core Plus Bond Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

46

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

47

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *

Class III
1) Actual	0.42%	$1,000.00	$1,044.00	$2.13
2) Hypothetical	0.42%	$1,000.00	$1,022.77	$2.11

Class IV
1) Actual	0.37%	$1,000.00	$1,042.80	$1.88
2) Hypothetical	0.37%	$1,000.00	$1,023.02	$1.86

*	Expenses are calculated using each Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

48

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

The Fund hereby designates $3,478,622 (unless determined to be different) as qualified interest income with respect to its taxable year ended February 29, 2012.

Of the ordinary income distributions made by the Fund during the fiscal year ended February 29, 2012, 8.39% is derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

49

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

50

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).
Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

51

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

52

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009-present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President – Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 – present), Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

53

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

54

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Currency Hedged International Bond Fund returned +10.5% for the fiscal year ended February 29, 2012, as compared with +9.2% for the J.P. Morgan Non-U.S. Government Bond Index (Hedged) (ex-Japan).

The Fund’s investment exposures were achieved directly and indirectly through investment in underlying GMO Trust mutual funds, including GMO Short-Duration Collateral Fund (SDCF), GMO World Opportunity Overlay Fund (Overlay Fund), GMO Emerging Country Debt Fund (ECDF), and GMO U.S. Treasury Fund (USTF).

The Fund outperformed the benchmark during the fiscal year by 1.3%. Developed markets interest-rate positioning (primarily through exchange-traded futures and interest-rate swaps) led fiscal year gains, followed by contributions from developed markets currency selection (primarily through currency forwards and options) and exposure to emerging country debt via ECDF. Exposures to asset-backed securities held indirectly through SDCF and Overlay Fund detracted during the fiscal year.

Developed markets interest-rate positioning drove fiscal year gains: contributions from U.S., Swiss, Canadian, eurozone, Australian, and opportunistic positions more than offset losses from U.K., Swedish, and Japanese positions. Within the eurozone, underweights in Italy and Spain relative to Germany contributed positively. These underweights were achieved directly.

In developed markets currency selection, euro, Australian dollar, and Japanese yen positions drove gains, although this performance was offset somewhat by British sterling, Swiss franc, and Canadian dollar positions.

A small exposure to emerging country debt through investment in ECDF added value due to positive contributions from security selection within ECDF.

Asset-backed securities held indirectly through SDCF and Overlay Fund detracted during the fiscal year. While many asset-backed securities performed well, spreads on U.S. government guaranteed student loans widened in connection with the U.S. Treasury downgrade. Further, subprime mortgages were impacted negatively throughout the fiscal year. SDCF and Overlay Fund experienced credit downgrades during the fiscal year: SDCF had 49 securities downgraded during the fiscal year, and Overlay Fund had 22, representing 13% and 7% of their respective market values from the beginning of the fiscal year. At fiscal year-end, 34% of SDCF’s portfolio was rated AAA and 23% of Overlay Fund’s asset-backed holdings were rated AAA. Further, 25% of SDCF’s portfolio was rated below BBB at fiscal year-end, and 35% of Overlay Fund’s asset-backed holdings were rated below BBB.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Management Discussion and Analysis of Fund Performance — (Continued)

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in

GMO Currency Hedged International Bond Fund Class III Shares and the

J.P. Morgan Non-U.S. Government Bond Index (Hedged) (ex-Japan)

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2012. All information is unaudited.

*	J.P. Morgan Non-U.S. Government Bond + Index (Hedged) (ex-Japan) represents the J.P. Morgan Non-U.S. Government Bond Index (Hedged) prior to December 31, 2003 and the J.P. Morgan Non-U.S. Government Bond Index (Hedged) (ex-Japan) thereafter.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	88.6%
Short-Term Investments	14.0
Options Purchased	0.3
Futures Contracts	0.3
Loan Participations	0.2
Loan Assignments	0.1
Promissory Notes	0.0 ^
Rights/Warrants	0.0 ^
Written Options	(0.0)^
Forward Currency Contracts	(0.6)
Swap Agreements	(1.5)
Reverse Repurchase Agreements	(1.5)
Other	0.1

100.0%

Country / Region Summary**	% of Investments
Euro Region***	78.9%
United Kingdom	21.1
Switzerland	6.5
United States	5.4
Japan	4.9
Emerging****	4.0
Australia	(1.6)
Sweden	(4.9)
Canada	(14.3)

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on the Manager’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration-adjusted exposure using the reference security and applying the same methodology to that security.

1

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Investments Concentration Summary — (Continued)

February 29, 2012 (Unaudited)

***	The “Euro Region” is comprised of Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia and Spain.

****	The “Emerging” exposure is associated only with investments in GMO Emerging Country Debt Fund, which is exposed to emerging countries primarily comprised of Argentina, Brazil, Columbia, Congo, Indonesia, Mexico, Philippines, Russia, Turkey, and Venezuela. Additional information about the Fund’s emerging country exposure is available in the financial statements of GMO Emerging Country Debt Fund.

^	Rounds to 0.0%.

2

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Par Value		Description	Value ($)

		DEBT OBLIGATIONS — 44.2%

		Canada — 3.2%
		Foreign Government Obligations
CAD	2,000,000	Government of Canada, 3.50%, due 06/01/20	2,272,717

		France — 6.5%
		Foreign Government Obligations
EUR	3,300,000	Government of France, 4.00%, due 10/25/38	4,680,740

		Germany — 6.4%
		Foreign Government Obligations
EUR	2,500,000	Republic of Deutschland, 4.75%, due 07/04/34(a)	4,589,105

		Italy — 5.2%
		Foreign Government Obligations
EUR	3,100,000	Italy Buoni Poliennali Del Tesoro, 5.00%, due 08/01/34	3,767,916

		Netherlands — 1.1%
		Foreign Government Obligations
EUR	500,000	Netherlands Government Bond, 3.75%, due 01/15/42	830,429

		Spain — 3.0%
		Foreign Government Obligations
EUR	1,900,000	Government of Spain, 4.70%, due 07/30/41	2,178,344

		United Kingdom — 13.4%
		Foreign Government Obligations
GBP	2,000,000	United Kingdom Gilt, 3.75%, due 09/07/21	3,645,070
GBP	3,000,000	United Kingdom Gilt, 4.75%, due 12/07/30	6,010,739

		Total United Kingdom	9,655,809

		United States — 5.4%
		U.S. Government
USD	2,717,426	U.S. Treasury Inflation Indexed Note, 0.63%, due 04/15/13(b)	2,807,864

See accompanying notes to the financial statements.	3

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value / Shares		Description	Value ($)

		U.S. Government — continued
USD	1,062,161	U.S. Treasury Inflation Indexed Note, 2.00%, due 04/15/12(a)(b)	1,070,957

		Total United States	3,878,821

		TOTAL DEBT OBLIGATIONS (COST $29,606,091)	31,853,881

		MUTUAL FUNDS — 54.4%

		United States
		Affiliated Issuers
	277,020	GMO Emerging Country Debt Fund, Class IV	2,653,854
	2,683,050	GMO Short-Duration Collateral Fund	15,990,980
	5,496	GMO Special Purpose Holding Fund(c)	2,748
	244,556	GMO U.S. Treasury Fund	6,113,892
	599,715	GMO World Opportunity Overlay Fund	14,393,171

		TOTAL MUTUAL FUNDS (COST $39,611,550)	39,154,645

		SHORT-TERM INVESTMENTS — 1.8%

		Money Market Funds — 0.7%
	500,800	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00%(d)	500,800

		U.S. Government — 1.1%
	625,000	U.S. Treasury Bill, 0.14%, due 10/18/12(a)(e)	624,459
	200,000	U.S. Treasury Bill, 0.19%, due 12/13/12(a)(e)	199,761

		Total U.S. Government (COST $824,416)	824,220

		TOTAL SHORT-TERM INVESTMENTS (COST $1,325,216)	1,325,020

		TOTAL INVESTMENTS — 100.4% (Cost $70,542,857)	72,333,546
		Other Assets and Liabilities (net) — (0.4%)	(312,748)

		TOTAL NET ASSETS — 100.0%	$72,020,798

4	See accompanying notes to the financial statements.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

A summary of outstanding financial instruments at February 29, 2012 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
5/01/12	Citibank N.A.	AUD	3,700,000	$3,941,063	$19,063
3/06/12	Citibank N.A.	CAD	1,100,000	1,111,609	28,143
3/06/12	Deutsche Bank AG	CAD	1,000,000	1,010,554	30,219
4/10/12	Deutsche Bank AG	EUR	200,000	266,502	(1,958)
3/20/12	Credit Suisse International	GBP	500,000	795,348	5,648
4/17/12	Citibank N.A.	JPY	100,000,000	1,230,647	(63,014)
4/24/12	Barclays Bank PLC	NOK	9,900,000	1,767,236	43,637
3/27/12	Citibank N.A.	NZD	600,000	499,813	(1,097)
3/27/12	Deutsche Bank AG	NZD	1,900,000	1,582,742	56,726
3/13/12	Deutsche Bank AG	SEK	16,600,000	2,507,664	123,733

				$14,713,178	$241,100

Sales #
5/01/12	Citibank N.A.	AUD	100,000	$106,515	$1,105
3/06/12	Citibank N.A.	CAD	1,500,000	1,515,831	(24,618)
3/06/12	Deutsche Bank AG	CAD	3,500,000	3,536,939	(102,688)
4/03/12	Deutsche Bank AG	CHF	1,600,000	1,769,131	(22,406)
4/10/12	Citibank N.A.	EUR	100,000	133,251	(1,591)
4/10/12	Deutsche Bank AG	EUR	15,500,000	20,653,907	(318,687)
3/20/12	Credit Suisse International	GBP	7,600,000	12,089,296	(171,305)
3/20/12	Deutsche Bank AG	GBP	200,000	318,139	(4,059)
4/17/12	Citibank N.A.	JPY	150,000,000	1,845,970	49,160
3/27/12	Citibank N.A.	NZD	300,000	249,907	851
3/13/12	Barclays Bank PLC	SEK	1,600,000	241,702	(9,126)
3/13/12	Deutsche Bank AG	SEK	10,400,000	1,571,067	(32,807)

				$44,031,655	$(636,171)

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.

See accompanying notes to the financial statements.	5

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Futures Contracts

Number of Contracts	Type	Expiration Date	Value	Net Unrealized Appreciation (Depreciation)
Buys
12	Australian Government Bond 3 Yr.	March 2012	$1,383,901	$(22,366)
88	Euro BOBL	March 2012	14,785,326	250,541
51	Euro SCHATZ	March 2012	7,533,148	22,308
2	Japanese Government Bond 10 Yr. (TSE)	March 2012	3,526,810	6,998
42	U.S. Treasury Note 10 Yr. (CBT)	June 2012	5,500,031	(16,834)
15	UK Gilt Long Bond	June 2012	2,756,319	17,810

			$35,485,535	$258,457

Sales
12	Australian Government Bond 10 Yr.	March 2012	$1,505,641	$10,252
80	Canadian Government Bond 10 Yr.	June 2012	10,769,278	(85,598)
8	Euro Bund	March 2012	1,497,046	(4,584)
3	U.S. Treasury Bond 30 Yr. (CBT)	June 2012	424,969	2,639
26	U.S. Treasury Note 2 Yr. (CBT)	June 2012	5,726,094	1,555

			$19,923,028	$(75,736)

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation (Depreciation)
14,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.70%	3.42%	Republic of Italy	NA		$422,097
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	3.81%	Republic of Italy	10,000,000	USD	(1,161,898)

										$(739,801)

Premiums to (Pay) Receive										$—

6	See accompanying notes to the financial statements.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

^	Receive - Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(Pay) - Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of February 29, 2012, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e.higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation (Depreciation)
1,500,000	CHF	3/21/2022	Deutsche Bank AG	Receive	1.80%	6 Month CHF LIBOR	$121,323
1,200,000	CHF	3/21/2022	Barclays Bank PLC	Receive	1.80%	6 Month CHF LIBOR	97,059
1,300,000	CHF	3/21/2022	Citibank N.A.	Receive	1.80%	6 Month CHF LIBOR	105,147
15,000,000	EUR	6/29/2013	Merrill Lynch Capital Services	Receive	2.02%	3 Month EUR LIBOR	255,846
13,000,000	SEK	3/21/2022	JPMorgan Chase Bank, N.A.	(Pay)	2.90%	3 Month SEK STIBOR	(56,860)
1,200,000	SEK	3/21/2022	Barclays Bank PLC	(Pay)	2.90%	3 Month SEK STIBOR	(5,249)

							$517,266

Premiums to (Pay) Receive							$20

#	Receive - Fund receives fixed rate and pays variable rate.

(Pay) - Fund pays fixed rate and receives variable rate.

See accompanying notes to the financial statements.	7

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

As of February 29, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

EUR LIBOR - London Interbank Offered Rate denominated in Euros.

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

(a)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(c)	Underlying investment represents interests in defaulted claims. See “Other matters” in Notes to Financial Statements for additional information.

(d)	The rate disclosed is the 7 day net yield as of February 29, 2012. Note: Yield rounds to 0.00%.

(e)	Rate shown represents yield-to-maturity.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

8	See accompanying notes to the financial statements.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments in unaffiliated issuers, at value (cost $30,931,307) (Note 2)	$33,178,901
Investments in affiliated issuers, at value (cost $39,611,550) (Notes 2 and 10)	39,154,645
Receivable for investments sold	615,885
Dividends and interest receivable	397,741
Unrealized appreciation on open forward currency contracts (Note 4)	358,285
Receivable for open swap contracts (Note 4)	1,001,472
Receivable for expenses reimbursed by Manager (Note 5)	24,543

Total assets	74,731,472

Liabilities:
Payable for investments purchased	603,444
Payable to affiliate for (Note 5):
Management fee	14,141
Shareholder service fee	8,485
Trustees and Trust Officers or agents unaffiliated with the Manager	182
Payable for variation margin on open futures contracts (Note 4)	37,080
Unrealized depreciation on open forward currency contracts (Note 4)	753,356
Payable for open swap contracts (Note 4)	1,224,007
Accrued expenses	69,979

Total liabilities	2,710,674

Net assets	$72,020,798

Net assets consist of:
Paid-in capital	$85,870,913
Accumulated undistributed net investment income	414,872
Accumulated net realized loss	(15,618,817)
Net unrealized appreciation	1,353,830

$72,020,798

Net assets attributable to:
Class III shares	$72,020,798

Shares outstanding:
Class III	8,629,398

Net asset value per share:
Class III	$8.35

See accompanying notes to the financial statements.	9

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Interest	$927,015
Dividends from affiliated issuers (Note 10)	510,286
Dividends from unaffiliated issuers	36

Total investment income	1,437,337

Expenses:
Management fee (Note 5)	182,342
Shareholder service fee – Class III (Note 5)	109,405
Audit and tax fees	88,866
Custodian, fund accounting agent and transfer agent fees	69,081
Legal fees	2,902
Registration fees	2,841
Trustees fees and related expenses (Note 5)	1,029
Miscellaneous	8,917

Total expenses	465,383
Fees and expenses reimbursed by Manager (Note 5)	(171,295)
Expense reductions (Note 2)	(36)
Indirectly incurred fees waived or borne by Manager (Note 5)	(9,611)
Shareholder service fee waived (Note 5)	(2,274)

Net expenses	282,167

Net investment income (loss)	1,155,170

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(421,457)
Investments in affiliated issuers	(223,549)
Realized gains distributions from affiliated issuers (Note 10)	2,247
Futures contracts	3,476,594
Written options	157,744
Swap agreements	(473,687)
Foreign currency, forward contracts and foreign currency related transactions	319,132

Net realized gain (loss)	2,837,024

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,663,094
Investments in affiliated issuers	821,082
Futures contracts	171,599
Written options	(145,176)
Swap agreements	474,307
Foreign currency, forward contracts and foreign currency related transactions	460,936

Net unrealized gain (loss)	3,445,842

Net realized and unrealized gain (loss)	6,282,866

Net increase (decrease) in net assets resulting from operations	$7,438,036

10	See accompanying notes to the financial statements.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,155,170	$1,809,430
Net realized gain (loss)	2,837,024	67,923
Change in net unrealized appreciation (depreciation)	3,445,842	8,743,689

Net increase (decrease) in net assets from operations	7,438,036	10,621,042

Distributions to shareholders from:
Net investment income
Class III	(3,281,302)	(6,700,944)
Return of capital
Class III	(2,044,329)	—

Net share transactions (Note 9):
Class III	(890,678)	(70,421,683)

Total increase (decrease) in net assets	1,221,727	(66,501,585)

Net assets:
Beginning of period	70,799,071	137,300,656

End of period (including accumulated undistributed net investment income of $414,872 and $899,953, respectively)	$72,020,798	$70,799,071

See accompanying notes to the financial statements.	11

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$8.18	$7.98	$7.00	$8.79	$9.21

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.13	0.12	0.09	0.26	0.33
Net realized and unrealized gain (loss)	0.71	0.47	1.39	(1.49)	(0.62)

Total from investment operations	0.84	0.59	1.48	(1.23)	(0.29)

Less distributions to shareholders:
From net investment income	(0.41)	(0.39)	(0.42)	(0.56)	(0.01)
Return of capital	(0.26)	—	(0.08)	—	(0.12)

Total distributions	(0.67)	(0.39)	(0.50)	(0.56)	(0.13)

Net asset value, end of period	$8.35	$8.18	$7.98	$7.00	$8.79

Total Return(b)	10.48%	7.35%	22.19%	(13.93)%	(3.08)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$72,021	$70,799	$137,301	$127,081	$155,952
Net expenses to average daily net assets(c)(d)	0.39%	0.39%	0.39%	0.39%	0.38%
Net investment income (loss) to average daily net assets(a)	1.58%	1.43%	1.19%	3.24%	3.62%
Portfolio turnover rate	52%	51%	31%	28%	55%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.25%	0.17%	0.12%	0.13%	0.09%
Redemption fees consisted of the following per share amounts:†	—	—	$0.01	$0.00 (e)	—

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

12	See accompanying notes to the financial statements.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO Currency Hedged International Bond Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks total return in excess of that of its benchmark, the J.P. Morgan Non-U.S. Government Bond Index (Hedged) (ex-Japan). The Fund’s investment program has two principal components. One component seeks to replicate the Fund’s benchmark. The second component seeks to add value relative to the Fund’s benchmark by taking positions that may be unrelated to its benchmark in global interest rate, currency and credit markets (particularly in asset-backed and emerging country debt markets). These positions can cause the Fund’s performance to differ significantly from that of its benchmark.

In deciding on what positions to take in global interest rate and currency markets, and for the size of those positions, the Manager considers fundamental factors (e.g., inflation and current account positions) as well as price-based factors (e.g., interest and exchange rates). The Manager assesses the relative values across global interest rate and currency markets, and considers the merits of overweighting or underweighting positions in currencies and interest rates. The Manager also may consider the relative attractiveness of yield curve and duration positions in these markets.

In selecting credit investments, the Manager uses fundamental investment techniques to assess the expected performance of these investments relative to the Fund’s benchmark.

In implementing these strategies, the Fund may hold or invest in: derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, reverse repurchase agreements, credit default swaps and other swap contracts (to generate a return comparable to the Fund’s benchmark and to gain exposure to the global interest rate, credit and currency markets); bonds denominated in various currencies, including foreign and U.S. government bonds, asset-backed securities issued by foreign governments and U.S. government agencies (as well as bonds neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; shares of GMO Short-Duration Collateral Fund (“SDCF”) (to have exposure to asset-backed securities); shares of GMO World Opportunity Overlay Fund (“Overlay Fund”) (to gain exposure to the global interest rate, credit and currency markets); shares of GMO Emerging Country Debt Fund (“ECDF”) (to gain exposure to emerging country debt markets); shares of GMO U.S. Treasury Fund and unaffiliated money market funds (for cash management purposes); shares of GMO High Quality Short-Duration Bond Fund (to seek to generate a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by

13

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

investing in a wide variety of high quality U.S. and foreign debt investments); and shares of GMO Debt Opportunities Fund (to gain exposure to global credit markets).

The Fund generally attempts to hedge at least 75% of its net foreign currency exposure into U.S. dollars.

The Fund, primarily through its investments in shares of SDCF, Overlay Fund and ECDF, has and is expected to continue to have material exposure to below investment grade U.S. asset-backed and emerging country debt securities. The Fund is not limited in its use of derivatives or in the absolute face value of its derivatives positions, and, as a result, the Fund may be leveraged in relation to its assets.

The Manager normally seeks to maintain the Fund’s estimated interest rate duration within +/- 2 years of the benchmark’s duration.

Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds (the “underlying funds”) or derivatives) at least 80% of its assets in bonds. The term “bond” includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward or option). The Fund, if deemed prudent by the Manager, will take temporary defensive measures until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with the Fund’s normal investment strategies. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). As of February 29, 2012, shares of SDCF, GMO Special Purpose Holding Fund (“SPHF”) and Overlay Fund were not publicly available for direct purchase.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Typically, the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not

14

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of February 29, 2012, the total value of securities held directly and/or indirectly for which no alternative pricing source was available represented 8.3% of the net assets of the Fund. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value.

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 29, 2012, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.9% of net assets. The underlying funds classify such securities (levels defined below) as Level 3. For the year ended February 29, 2012, the Fund did not reduce the value of any of its OTC derivatives contracts based on the creditworthiness of its counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The

15

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs such as most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves, foreign currency rates, forward rates and similar data. The Fund also used third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Debt Obligations
U.S. Government	$—	$3,878,821	$—	$3,878,821
Foreign Government Obligations	—	27,975,060	—	27,975,060

TOTAL DEBT OBLIGATIONS	—	31,853,881	—	31,853,881

16

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

ASSET VALUATION INPUTS — continued

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Mutual Funds	$39,151,897	$2,748	$—	$39,154,645
Short-Term Investments	1,325,020	—	—	1,325,020

Total Investments	40,476,917	31,856,629	—	72,333,546

Derivatives *
Forward Currency Contracts
Foreign currency risk	—	358,285	—	358,285
Futures Contracts
Interest rate risk	312,103	—	—	312,103
Swap Agreements
Credit risk	—	422,097	—	422,097
Interest rate risk	—	579,375	—	579,375

Total	$40,789,020	$33,216,386	$—	$74,005,406

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Derivatives *
Forward Currency Contracts
Foreign currency risk	$—	$(753,356)	$—	$(753,356)
Futures Contracts
Interest rate risk	(129,382)	—	—	(129,382)
Swap Agreements
Credit risk	—	(1,161,898)	—	(1,161,898)
Interest rate risk	—	(62,109)	—	(62,109)

Total	$(129,382)	$(1,977,363)	$—	$(2,106,745)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

17

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at year end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s direct and/or indirect investments in securities and derivative financial instruments using Level 3 inputs were 22.3% and (0.1)% of total net assets, respectively.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

On both February 29, 2012 and February 28, 2011 the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the year.

18

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the year.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes. Taxes on foreign interest and

19

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 29, 2012, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, foreign currency transactions, losses on wash sale transactions, partnership interest tax allocations, and post-October capital losses.

The tax character of distributions declared to shareholders is as follows:

	February 29, 2012	February 28, 2011
Ordinary income (including any net short-term capital gain)	$3,281,302	$6,700,944
Tax return of capital	2,044,329	—

Total distributions	$5,325,631	$6,700,944

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

20

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

As of February 29, 2012, the components of distributable earnings on a tax basis and certain tax attributes consisted of the following:

Certain Tax Attributes:
Capital loss carryforwards	$(8,700,849)
Post-October capital loss deferral	(268,492)

As of February 29, 2012, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Due to recent tax law changes, net capital losses recognized in taxable years beginning after February 28, 2011 shall be carried forward indefinitely and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses realized in years beginning prior to February 28, 2011. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Utilization of the capital loss carryforwards, post-October capital losses, and losses realized subsequent to February 29, 2012, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Fund’s capital loss carryforwards expire as follows:

	Short-Term	Long-Term	Total
February 28, 2017	$(1,749,220)	Not Applicable	$(1,749,220)
February 28, 2018	(3,328,985)	Not Applicable	(3,328,985)
No Expiration Date	—	$(3,622,644)	(3,622,644)

Total	$(5,078,205)	$(3,622,644)	$(8,700,849)

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$77,181,638	$3,453,592	$(8,301,684)	$(4,848,092)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of

21

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2009 through February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

Other matters

SPHF, an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the year ended February 29, 2012, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.

22

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the 1940 Act and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may or may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or

23

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another, such as the Fund’s investments in asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans), creates additional risk.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in

24

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government

25

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

26

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund may be leveraged in terms of aggregate exposure of its assets, and its net long exposure may exceed 100% of its net assets.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully

27

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in Note 3, “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

28

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the year ended February 29, 2012, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to

29

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

enter into a closing transaction due to an illiquid market. During the year ended February 29, 2012, the Fund used futures contracts to adjust interest rate exposure and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the year ended February 29, 2012, the Fund used purchased option contracts to adjust exposure to foreign currencies and otherwise manage currency exchange rate risk. The Fund had no purchased option contracts outstanding at the end of the year.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the year ended February 29, 2012, the Fund used written option contracts to adjust exposure to foreign currencies and otherwise manage currency exchange rate risk. The Fund had no written option contracts outstanding at the end of the year.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

30

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

For the year ended February 29, 2012, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Outstanding, beginning of year	(8,000,000)	—	$(157,744)	—	—	$—
Options written	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—
Options expired	8,000,000	—	157,744	—	—	—
Options bought back	—	—	—	—	—	—

Outstanding, end of year	—	—	$—	—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses in the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

31

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be

32

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 29, 2012, the Fund used swap agreements to adjust interest rate exposure, achieve exposure to a reference entity’s credit, and/or provide a measure of protection against default loss. Swap agreements outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the year.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total

Assets:
Unrealized appreciation on futures contracts *	$312,103	$—	$—	$—	$—	$312,103
Unrealized appreciation on forward currency contracts	—	358,285	—	—	—	358,285
Unrealized appreciation on swap agreements	579,375	—	422,097	—	—	1,001,472

Total	$891,478	$358,285	$422,097	$—	$—	$1,671,860

33

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total

Liabilities:
Unrealized depreciation on futures contracts *	$(129,382)	$—	$—	$—	$—	$(129,382)
Unrealized depreciation on forward currency contracts	—	(753,356)	—	—	—	(753,356)
Unrealized depreciation on swap agreements	(62,109)	—	(1,161,898)	—	—	(1,224,007)

Total	$(191,491)	$(753,356)	$(1,161,898)	$—	$—	$(2,106,745)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total

Net Realized Gain (Loss) on:
Investments (purchased options)	$—	$(302,277)	$—	$—	$—	$(302,277)
Written options	—	157,744	—	—	—	157,744
Futures contracts	3,476,594	—	—	—	—	3,476,594
Forward currency contracts	—	410,370	—	—	—	410,370
Swap agreements	(198,925)	—	(274,762)	—	—	(473,687)

Total	$3,277,669	$265,837	$(274,762)	$—	$—	$3,268,744

Change in Unrealized Appreciation (Depreciation) on:
Investments (purchased options)	$—	$259,547	$—	$—	$—	$259,547
Written options	—	(145,176)	—	—	—	(145,176)
Futures contracts	171,599	—	—	—	—	171,599
Forward currency contracts	—	467,901	—	—	—	467,901
Swap agreements	821,134	—	(346,827)	—	—	474,307

Total	$992,733	$582,272	$(346,827)	$—	$—	$1,228,178

^	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

34

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Year end variation margin on open futures contracts is reported within the Statement of Assets and Liabilities.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts), notional amounts (swap agreements) or principal amounts (options) outstanding at each month-end, was as follows for the year ended February 29, 2012:

	Forward currency contracts	Futures contracts	Swap agreements	Options
Average amount outstanding	$55,249,250	$50,590,882	$63,938,701	$2,840,599

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.25% of average daily net assets. The Fund has adopted a Shareholder Service Plan underwhich the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares. The Manager has contractually agreed through at least June 30, 2012 to waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceeds 0.15%; provided, however, that the amount of this waiver will not exceed 0.15%.

The Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including shareholder service fees and certain other expenses) exceeds 0.25% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover specified costs that the Fund may incur as a result of investing in other GMO Trust Funds. This agreement will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ending February 29, 2012 was $1,029 and $517, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

35

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2012 , these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.018%	0.003%	0.008%	0.029%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2012 were as follows:

	Purchases	Sales
U.S. Government securities	$2,810,648	$2,855,056
Investments (non-U.S. Government securities)	44,140,803	34,179,784

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, 94.14% of the outstanding shares of the Fund were held by one shareholder.

As of February 29, 2012, 0.02% of the shares of the Fund were held by senior management of the Manager and GMO Trust officers and 94.14% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

36

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class III:	Shares	Amount	Shares	Amount
Shares sold	471,508	$3,824,048	6,521	$52,298
Shares issued to shareholders in reinvestment of distributions	620,745	5,015,623	814,210	6,700,944
Shares repurchased	(1,118,076)	(9,730,349)	(9,377,297)	(77,174,925)

Net increase (decrease)	(25,823)	$(890,678)	(8,556,566)	$(70,421,683)

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of year	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Return of Capital	Value, end of year
GMO Emerging Country Debt Fund, Class IV	$2,089,035	$839,712	$390,000	$234,712	$—	$—	$2,653,854
GMO Short-Duration Collateral Fund	27,850,062	—	—	271,784	—	11,504,780	15,990,980
GMO Special Purpose Holding Fund	2,748	—	—	—	—	—	2,748
GMO U.S. Treasury Fund	5,008,836	25,456,037	24,350,000	3,790	2,247	—	6,113,892
GMO World Opportunity Overlay Fund	14,255,462	1,600,000	2,300,000	—	—	—	14,393,171

Totals	$49,206,143	$27,895,749	$27,040,000	$510,286	$2,247	$11,504,780	$39,154,645

37

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO Currency Hedged International Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Currency Hedged International Bond Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

38

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

39

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *

Class III
1) Actual	0.42%	$1,000.00	$1,052.10	$2.14
2) Hypothetical	0.42%	$1,000.00	$1,022.77	$2.11

*	Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

40

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

The Fund hereby designates $287,374 (unless determined to be different) as qualified interest income with respect to its taxable year ended February 29, 2012.

Of the ordinary income distributions made by the Fund during the fiscal year ended February 29, 2012, 4.85% is derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

41

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 –March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

42

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

43

Interested Trustee and Officer: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 –present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 –present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 –present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 –present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

44

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President – Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 – present), Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

45

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000-present).
Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

46

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Currency Hedged International Equity Fund returned -6.5% for the fiscal year ended February 29, 2012, as compared with -7.2% for the MSCI EAFE Index (Hedged).

The Fund is currently allocated in a mix of approximately 60% and 40%, respectively, between Class IV shares of GMO International Intrinsic Value Fund, which returned -9.4%, and Class IV shares of GMO International Growth Equity Fund, which returned -3.0% during the period. The Fund outperformed because these two underlying Funds each outperformed their respective style benchmarks.

Currency hedging had a positive impact because foreign currencies generally declined relative to the U.S. dollar. In U.S. dollar terms, the unhedged MSCI EAFE Index returned -7.5% during the period, worse than the hedged benchmark.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in

GMO Currency Hedged International Equity Fund Class III Shares

and the MSCI EAFE Index (Hedged)

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2012. All information is unaudited.

*	MSCI EAFE Index (Hedged) source is MSCI. The MSCI data is comprised of a custom index calculated by MSCI for, and as requested by GMO. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	93.2%
Short-Term Investments	5.2
Other	0.8
Preferred Stocks	0.7
Futures Contracts	0.3
Rights/Warrants	0.0 ^
Swap Agreements	0.0 ^
Forward Currency Contracts	(0.2)

100.0%

Country/Region Summary**	% of Investments
United Kingdom	24.3%
Japan	23.4
France	10.7
Germany	8.0
Switzerland	7.0
Italy	5.5
Spain	5.1
Australia	2.9
Canada	2.8
Singapore	2.1
Hong Kong	1.8
Netherlands	1.5
Sweden	0.9
Denmark	0.8
Austria	0.6
Belgium	0.6
Ireland	0.6
Finland	0.4
New Zealand	0.4
Norway	0.3
Greece	0.2
Portugal	0.1
Israel	0.0 ^

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**	The table above shows indirect country exposure associated with investments in underlying funds. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts. The Fund attempts to hedge at least 70% of the foreign currency exposure in the underlying fund’s holdings relative to the U.S. Dollar. Therefore, the Fund’s currency exposures will be different than the country exposures noted above.

^	Rounds to 0.0%.

1

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Shares / Par Value		Description	Value ($)

		MUTUAL FUNDS — 97.8%

		United States — 97.8%
		Affiliated Issuers
	41,890,920	GMO International Growth Equity Fund, Class IV	952,180,604
	69,351,852	GMO International Intrinsic Value Fund, Class IV	1,412,697,219

		TOTAL MUTUAL FUNDS (COST $2,209,126,521)	2,364,877,823

		SHORT-TERM INVESTMENTS — 2.5%

		Time Deposits — 2.5%
USD	15,000,000	Bank of America (Charlotte) Time Deposit, 0.03%, due 03/01/12	15,000,000
EUR	7,034	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 03/01/12	9,352
USD	15,000,000	Citibank (New York) Time Deposit, 0.03%, due 03/01/12	15,000,000
USD	15,000,000	Deustche Bank (Frankfurt) Time Deposit, 0.03%, due 03/01/12	15,000,000
USD	15,000,000	HSBC Bank (New York) Time Deposit, 0.03%, due 03/01/12	15,000,000
USD	654,365	JPMorgan Chase (New York) Time Deposit, 0.03%, due 03/01/12	654,365

		Total Time Deposits	60,663,717

		TOTAL SHORT-TERM INVESTMENTS (COST $60,663,717)	60,663,717

		TOTAL INVESTMENTS — 100.3% (Cost $2,269,790,238)	2,425,541,540
		Other Assets and Liabilities (net) — (0.3%)	(7,376,245)

		TOTAL NET ASSETS — 100.0%	$2,418,165,295

A summary of outstanding financial instruments at February 29, 2012 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
4/20/12	Brown Brothers Harriman & Co.	SGD	3,633,031	$2,905,012	$13,599

2	See accompanying notes to the financial statements.

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Forward Currency Contracts — continued

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)

Sales #
4/20/12	Bank of America, N.A.	AUD	42,466,184	$45,284,511	$(261,863)
4/20/12	Bank of New York Mellon	AUD	53,514,353	57,065,907	(278,081)
4/20/12	Barclays Bank PLC	AUD	15,106,904	16,109,494	(76,386)
4/20/12	JPMorgan Chase Bank, N.A.	AUD	10,646,477	11,353,045	(45,592)
4/20/12	Morgan Stanley & Co. International PLC	AUD	4,585,677	4,890,012	(19,184)
4/20/12	Royal Bank of Scotland PLC	AUD	6,715,716	7,161,414	(34,179)
4/20/12	State Street Bank and Trust Company	AUD	55,953,929	59,667,389	(338,319)
4/20/12	Bank of America, N.A.	CAD	145,510	146,900	(1,063)
4/20/12	Bank of New York Mellon	CAD	14,403,860	14,541,422	(95,235)
4/20/12	Barclays Bank PLC	CAD	3,216,000	3,246,714	(22,524)
4/20/12	Deutsche Bank AG	CAD	2,161,000	2,181,638	(15,222)
4/20/12	Royal Bank of Scotland PLC	CAD	1,719,249	1,735,668	(11,991)
4/20/12	State Street Bank and Trust Company	CAD	3,283,000	3,314,354	(23,818)
4/20/12	Bank of America, N.A.	CHF	53,216,034	58,854,208	(592,092)
4/20/12	Bank of New York Mellon	CHF	57,015,413	63,056,127	(585,121)
4/20/12	Barclays Bank PLC	CHF	5,196,967	5,747,579	(44,711)
4/20/12	Brown Brothers Harriman & Co.	CHF	11,722,497	12,964,481	(131,832)
4/20/12	Deutsche Bank AG	CHF	33,735,297	37,309,511	(359,569)
4/20/12	JPMorgan Chase Bank, N.A.	CHF	23,260,575	25,725,005	(182,739)
4/20/12	Morgan Stanley & Co. International PLC	CHF	6,690,116	7,398,926	(53,156)
4/20/12	Royal Bank of Scotland PLC	CHF	4,717,000	5,216,760	(45,105)
4/20/12	State Street Bank and Trust Company	CHF	3,784,000	4,184,910	(37,379)
4/20/12	Bank of New York Mellon	DKK	23,630,000	4,235,809	(29,227)
4/20/12	Brown Brothers Harriman & Co.	DKK	20,808,155	3,729,978	(31,704)
4/20/12	Deutsche Bank AG	DKK	178,004,176	31,908,241	(212,341)
4/20/12	JPMorgan Chase Bank, N.A.	DKK	18,116,000	3,247,394	(15,864)
4/20/12	Morgan Stanley & Co. International PLC	DKK	21,090,000	3,780,500	(19,131)

See accompanying notes to the financial statements.	3

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Forward Currency Contracts — continued

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
4/20/12	Royal Bank of Scotland PLC	DKK	225,187,734	$40,366,157	$(249,582)
4/20/12	State Street Bank and Trust Company	DKK	16,476,000	2,953,415	(22,003)
4/20/12	Bank of America, N.A.	EUR	95,726,945	127,563,811	(990,772)
4/20/12	Bank of New York Mellon	EUR	17,208,983	22,932,346	(167,959)
4/20/12	Barclays Bank PLC	EUR	5,883,503	7,840,238	(49,068)
4/20/12	Brown Brothers Harriman & Co.	EUR	89,090,872	118,720,713	(903,380)
4/20/12	Deutsche Bank AG	EUR	75,398,816	100,474,953	(729,859)
4/20/12	JPMorgan Chase Bank, N.A.	EUR	63,533,849	84,663,935	(352,802)
4/20/12	Morgan Stanley & Co. International PLC	EUR	23,242,095	30,971,951	(124,043)
4/20/12	Royal Bank of Scotland PLC	EUR	13,747,068	18,319,068	(122,321)
4/20/12	State Street Bank and Trust Company	EUR	34,543,309	46,031,722	(332,271)
4/20/12	Bank of America, N.A.	GBP	23,009,057	36,592,128	(217,386)
4/20/12	Bank of New York Mellon	GBP	9,300,085	14,790,259	(109,795)
4/20/12	Barclays Bank PLC	GBP	70,309,942	111,816,421	(818,819)
4/20/12	Brown Brothers Harriman & Co.	GBP	14,477,076	23,023,413	(152,528)
4/20/12	Deutsche Bank AG	GBP	9,701,416	15,428,510	(119,675)
4/20/12	JPMorgan Chase Bank, N.A.	GBP	30,953,928	49,227,141	(448,957)
4/20/12	Morgan Stanley & Co. International PLC	GBP	12,812,586	20,376,315	(130,815)
4/20/12	Royal Bank of Scotland PLC	GBP	68,916,954	109,601,102	(804,526)
4/20/12	State Street Bank and Trust Company	GBP	74,435,680	118,377,730	(921,502)
4/20/12	JPMorgan Chase Bank, N.A.	HKD	285,857,274	36,859,388	9,698
4/20/12	Morgan Stanley & Co. International PLC	HKD	10,690,000	1,378,404	404
4/20/12	Bank of America, N.A.	JPY	1,639,760,130	20,180,398	410,550
4/20/12	Bank of New York Mellon	JPY	1,147,550,160	14,122,809	281,978
4/20/12	Barclays Bank PLC	JPY	7,780,634,918	95,755,656	1,975,053
4/20/12	Brown Brothers Harriman & Co.	JPY	3,083,025,769	37,942,553	552,183

4	See accompanying notes to the financial statements.

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Forward Currency Contracts — continued

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
4/20/12	Deutsche Bank AG	JPY	2,272,452,786	$27,966,896	$572,542
4/20/12	JPMorgan Chase Bank, N.A.	JPY	7,780,634,918	95,755,656	1,960,447
4/20/12	Morgan Stanley & Co. International PLC	JPY	2,716,981,764	33,437,679	866,042
4/20/12	Royal Bank of Scotland PLC	JPY	7,780,634,918	95,755,656	1,905,499
4/20/12	State Street Bank and Trust Company	JPY	2,155,680,057	26,529,783	525,453
4/20/12	Bank of America, N.A.	NOK	17,729,838	3,165,333	(58,900)
4/20/12	Barclays Bank PLC	NOK	38,428,750	6,860,738	(116,663)
4/20/12	Brown Brothers Harriman & Co.	NOK	141,079,939	25,187,197	(467,989)
4/20/12	Deutsche Bank AG	NOK	103,731,000	18,519,239	(477,060)
4/20/12	Morgan Stanley & Co. International PLC	NOK	177,019,939	31,603,615	(496,765)
4/20/12	Royal Bank of Scotland PLC	NOK	21,671,000	3,868,954	(64,013)
4/20/12	JPMorgan Chase Bank, N.A.	NZD	1,792,776	1,490,726	2,713
4/20/12	Morgan Stanley & Co. International PLC	NZD	23,520,310	19,557,574	38,937
4/20/12	State Street Bank and Trust Company	NZD	2,635,000	2,191,051	4
4/20/12	Brown Brothers Harriman & Co.	SEK	10,501,103	1,583,897	(12,122)
4/20/12	JPMorgan Chase Bank, N.A.	SEK	16,543,634	2,495,300	(12,166)
4/20/12	Morgan Stanley & Co. International PLC	SEK	111,380,691	16,799,711	(84,061)
4/20/12	State Street Bank and Trust Company	SEK	3,234,451	487,857	(3,390)

				$2,213,625,295	$(4,023,117)

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.

As of February 29, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover and commitments or collateral requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.	5

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

6	See accompanying notes to the financial statements.

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments in unaffiliated issuers, at value (cost $60,663,717) (Note 2)	$60,663,717
Investments in affiliated issuers, at value (cost $2,209,126,521) (Notes 2 and 10)	2,364,877,823
Receivable for Fund shares sold	20,554,448
Unrealized appreciation on open forward currency contracts (Note 4)	9,115,102
Receivable for expenses reimbursed by Manager (Note 5)	1,210,160

Total assets	2,456,421,250

Liabilities:
Payable for Fund shares repurchased	23,630,278
Payable to affiliate for (Note 5):
Management fee	1,025,489
Shareholder service fee	284,858
Trustees and Trust Officers or agents unaffiliated with the Manager	5,217
Unrealized depreciation on open forward currency contracts (Note 4)	13,124,620
Accrued expenses	185,493

Total liabilities	38,255,955

Net assets	$2,418,165,295

Net assets consist of:
Paid-in capital	$2,272,810,903
Accumulated undistributed net investment income	897,462
Accumulated net realized loss	(7,284,757)
Net unrealized appreciation	151,741,687

$2,418,165,295

Net assets attributable to:
Class III shares	$2,418,165,295

Shares outstanding:
Class III	109,786,548

Net asset value per share:
Class III	$22.03

See accompanying notes to the financial statements.	7

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Dividends from affiliated issuers (Note 10)	$34,962,222
Interest	6,018

Total investment income	34,968,240

Expenses:
Management fee (Note 5)	4,591,154
Shareholder service fee – Class III (Note 5)	1,275,321
Custodian and fund accounting agent fees	110,277
Registration fees	87,608
Audit and tax fees	55,959
Legal fees	33,463
Transfer agent fees	26,970
Trustees fees and related expenses (Note 5)	12,504
Miscellaneous	12,920

Total expenses	6,206,176
Fees and expenses reimbursed by Manager (Note 5)	(323,461)
Indirectly incurred fees waived or borne by Manager (Note 5)	(4,138,342)
Shareholder service fee waived (Note 5)	(744,969)

Net expenses	999,404

Net investment income (loss)	33,968,836

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	25,044,296
Foreign currency, forward contracts and foreign currency related transactions	(26,263,143)

Net realized gain (loss)	(1,218,847)

Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	94,854,106
Foreign currency, forward contracts and foreign currency related transactions	6,825,104

Net unrealized gain (loss)	101,679,210

Net realized and unrealized gain (loss)	100,460,363

Net increase (decrease) in net assets resulting from operations	$134,429,199

8	See accompanying notes to the financial statements.

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$33,968,836	$4,367,697
Net realized gain (loss)	(1,218,847)	(20,715,135)
Change in net unrealized appreciation (depreciation)	101,679,210	49,288,760

Net increase (decrease) in net assets from operations	134,429,199	32,941,322

Distributions to shareholders from:
Net investment income
Class III	(17,002,106)	—
Net realized gains
Class III	(20,886,264)	—

	(37,888,370)	—

Net share transactions (Note 9):
Class III	1,831,577,834	431,710,108

Total increase (decrease) in net assets	1,928,118,663	464,651,430

Net assets:
Beginning of period	490,046,632	25,395,202

End of period (including accumulated undistributed net investment income of $897,462 and $10,207,805, respectively)	$2,418,165,295	$490,046,632

See accompanying notes to the financial statements.	9

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011(a)	2010(a)		2009(a)		2008(a)
Net asset value, beginning of period	$24.11		$21.12	$18.08		$42.56		$59.60

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.86		0.30	0.64		1.20		0.24
Net realized and unrealized gain (loss)	(2.46	)(c)	2.69	4.40		(12.80)		(2.32)

Total from investment operations	(1.60)		2.99	5.04		(11.60)		(2.08)

Less distributions to shareholders:
From net investment income	(0.16)		—	(2.00	)(d)	(1.60)		—
From net realized gains	(0.32)		—	—		(11.28)		(14.96)

Total distributions	(0.48)		—	(2.00)		(12.88)		(14.96)

Net asset value, end of period	$22.03		$24.11	$21.12		$18.08		$42.56

Total Return(e)	(6.55)%		14.16%	29.15%		(35.57)%		(6.75)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,418,165		$490,047	$25,395		$25,417		$30,273
Net expenses to average daily net assets(f)	0.12%		0.12%	0.11%		0.11	%(g)	0.08	%(g)
Net investment income (loss) to average daily net assets(b)	4.00%		1.32%	3.25%		3.96%		0.42%
Portfolio turnover rate	24%		32%	15%		17%		11%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:(h)	0.61%		0.65%	1.16%		1.24%		0.71%

(a)	Per share amounts were adjusted to reflect a 1:8 reverse stock split effective November 15, 2010.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(c)	The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(d)	Distributions from net investment income include amounts (approximately $2.00 per share for 2010) from foreign currency transactions which are treated as realized capital gain for book purposes.
(e)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.
(f)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(g)	The net expense ratio does not include the effect of expense reductions (Note 2).
(h)	Ratios include reimbursement of direct operating expenses and waiver of expenses indirectly incurred through investment in the underlying funds (See Note 5).
†	Calculated using average shares outstanding throughout the period.

10	See accompanying notes to the financial statements.

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO Currency Hedged International Equity Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks total return greater than that of its benchmark, the MSCI EAFE Index (Hedged). The Fund is a fund of funds and invests primarily in other GMO Funds. The Fund may invest in GMO International Core Equity Fund, GMO International Intrinsic Value Fund, GMO International Large/Mid Cap Value Fund, GMO International Growth Equity Fund, GMO International Small Companies Fund, GMO Asset Allocation International Small Companies Fund and GMO Flexible Equities Fund (GMO Funds in which the Fund invests are collectively referred to as “underlying funds”). In addition, the Fund may invest in securities directly. Under normal circumstances, the Fund invests directly and indirectly (through investment in the underlying funds) at least 80% of its assets in equity investments. The term “equity investments” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities and depositary receipts.

The Manager uses multi-year forecasts of relative value and risk among major sectors in the international equity markets (e.g., large-cap value, large-cap growth, large-cap core, small- and mid-cap value and small- and mid-cap growth) to select the underlying funds and decide how much to invest in each. The Manager shifts investments among the underlying funds in response to changes in its investment outlook and market valuations and may use redemption/purchase activity to rebalance the Fund’s investments.

The Manager assesses the currency exposure of the underlying funds’ holdings and then attempts to hedge at least 70% of that exposure relative to the U.S. dollar through the use of currency forwards and other derivatives. While the Fund’s benchmark is fully hedged, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

For cash management purposes, the Fund may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund also may lend its portfolio securities. The Fund normally does not take temporary defensive positions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect) or visiting GMO’s website at www.gmo.com.

11

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows: Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. For the year ended February 29, 2012, the Fund did not reduce the value of any of its over-the-counter (“OTC”) derivatives contracts based on the creditworthiness of its counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing pricing methodologies are modified for the fair value of equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund, either directly or through investments in the underlying funds, that were valued using fair value prices obtained from an independent pricing service as of February 29, 2012. These

12

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below and as described in the disclosures of the underlying funds.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	89.6%
Futures Contracts	0.3%
Swap Agreements	0.0%^

^	Rounds to 0.0%.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs such as foreign currency and forward rates.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

13

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds
United States	$2,364,877,823	$—	$—	$2,364,877,823

TOTAL MUTUAL FUNDS	2,364,877,823	—	—	2,364,877,823

Short-Term Investments	60,663,717	—	—	60,663,717

Total Investments	2,425,541,540	—	—	2,425,541,540

Derivatives *
Forward Currency Contracts
Foreign currency risk	—	9,115,102	—	9,115,102

Total	$2,425,541,540	$9,115,102	$—	$2,434,656,642

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives *
Forward Currency Contracts
Foreign currency risk	$—	$(13,124,620)	$—	$(13,124,620)

Total	$—	$(13,124,620)	$—	$(13,124,620)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

14

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s indirect investments in securities using Level 3 inputs were less than 0.1% of total net assets.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

On both February 29, 2012 and February 28, 2011, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 29, 2012, if any, are reflected as part of Net realized gain (loss) in the Statement

15

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, foreign currency transactions, losses on wash sale transactions late year ordinary losses and derivative contract transactions.

The tax character of distributions declared to shareholders is as follows:

	February 29, 2012	February 28, 2011
Ordinary income (including any net short-term capital gain)	$21,879,848	$—
Net long-term capital gain	16,008,522	—

Total distributions	$37,888,370	$—

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 29, 2012, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$4,293,747
Undistributed net long-term capital gains	$3,497,319

Other Tax Attributes:
Late-year ordinary loss deferral	$(6,849,459)
Capital loss carryforwards	$(5,297,760)

As of February 29, 2012, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Due to recent tax law changes, net capital losses recognized in

16

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

taxable years beginning after February 28, 2011 shall be carried forward indefinitely and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses realized in years beginning prior to February 28, 2011. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Utilization of the capital loss carryforwards, post-October capital losses, and losses realized subsequent to February 29, 2012, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Fund’s capital loss carryforwards expire as follows:

	Short-Term	Long-Term	Total
February 28, 2018	$(5,297,760)	Not Applicable	$(5,297,760)

Total	$(5,297,760)	$ —	$(5,297,760)

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,275,274,651	$157,927,409	$(7,660,520)	$150,266,889

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2009 through February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is

17

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s custodian and fund accounting agent. State Street Bank and Trust Company (“State Street”) serves as the Fund’s transfer agent. BBH’s and State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. The Fund and some of the underlying funds are non-diversified investment companies under the 1940 Act and therefore a decline in the market value of a particular security held by the Fund or an underlying fund may affect the Fund’s or the underlying fund’s performance more than if the Fund or underlying fund were diversified. Selected risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund or an underlying fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund or an underlying fund also may purchase equity investments that typically trade at

18

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund and the underlying funds normally do not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

19

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies, or that the U.S. dollar will decline in value relative to the foreign currency being hedged by the Fund or an underlying fund.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Leveraging Risk — The use of derivatives and securities lending may cause the Fund’s portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of investments decline.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

20

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

21

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may

22

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 29, 2012, the Fund used forward currency contracts to hedge foreign currency exposure in the underlying Funds’ investments relative to the U.S. dollar. Forward currency contracts outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees). The value of each of the Fund’s futures contracts is marked to market daily and

23

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the year.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the year.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the year.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in

24

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses in the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

25

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees) and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the year.

26

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the year.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$9,115,102	$—	$—	$—	$9,115,102

Total	$—	$9,115,102	$—	$—	$—	$9,115,102

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(13,124,620)	$—	$—	$—	$(13,124,620)

Total	$—	$(13,124,620)	$—	$—	$—	$(13,124,620)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Forward currency contracts	$—	$(26,538,432)	$—	$—	$—	$(26,538,432)

Total	$—	$(26,538,432)	$—	$—	$—	$(26,538,432)

Change in Unrealized Appreciation (Depreciation) on:
Forward currency contracts	$—	$6,825,201	$—	$—	$—	$6,825,201

Total	$—	$6,825,201	$—	$—	$—	$6,825,201

27

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

^	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts) outstanding at each month-end, was as follows for the year ended February 29, 2012.

Forward currency contracts
Average amount outstanding	$1,025,123,349

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.54% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares. The Manager contractually agreed through at least June 30, 2012 to waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceeds 0.15%; provided, however, that the amount of this waiver will not exceed 0.15%.

The Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including shareholder service fees and certain other expenses) exceeds 0.54% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover specified costs that the Fund may incur as a result of investing in other GMO Trust Funds. These agreements will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $12,504 and $2,930, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

28

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2012, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.492%	0.088%	0.580%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2012 aggregated $1,965,824,290 and $207,730,392, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, 62.68% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund’s outstanding shares. Two of the shareholders are other funds of the Trust. On that date, no other shareholder owned more than 10% of outstanding shares of the Fund.

As of February 29, 2012, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and 99.97% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

29

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class III:	Shares	Amount	Shares*	Amount
Shares sold	118,011,160	$2,476,359,397	24,851,257	$559,719,467
Shares issued to shareholders in reinvestment of distributions	1,804,084	37,468,274	—	—
Shares repurchased	(30,353,128)	(682,249,837)	(5,727,242)	(128,009,359)

Net increase (decrease)	89,462,116	$1,831,577,834	19,124,015	$431,710,108

*	Shares were adjusted to reflect a 1:8 reverse stock split effective November 15, 2010.

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO International Growth Equity Fund, Class IV	$243,215,675	$757,498,641	$106,325,791	$11,361,981	$—	$952,180,604
GMO International Intrinsic Value Fund, Class IV	243,669,947	1,208,325,649	101,404,601	23,600,241	—	1,412,697,219

Totals	$486,885,622	$1,965,824,290	$207,730,392	$34,962,222	$—	$2,364,877,823

30

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO Currency Hedged International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Currency Hedged International Equity Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

31

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

32

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *

Class III
1) Actual	0.70%	$1,000.00	$1,067.40	$3.60
2) Hypothetical	0.70%	$1,000.00	$1,021.38	$3.52

*	Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

33

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

For the year ended February 29, 2012, the Fund expects to elect to treat foreign taxes of $3,833,489, attributed to foreign source income of $25,713,337 from certain of its underlying investments, as if incurred directly by the Fund’s shareholders.

The Fund’s distributions to shareholders include $16,008,522 from long-term capital gains.

For taxable, non-corporate shareholders, 96.00% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates $4,877,742 as qualified short-term capital gains with respect to its taxable year ended February 29, 2012.

34

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 –March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989-2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

35

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

36

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

37

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President-Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 – present), Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

38

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003-January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

39

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Since inception on October 3, 2011, Class VI shares of GMO Debt Opportunities Fund returned +2.4% for the period ended February 29, 2012, as compared with +0.3% for the J.P. Morgan U.S. 3 Month Cash Index.

Since the Fund’s October inception, asset-backed securities performed well, with spreads tightening across most sectors. However, the Fund’s asset-backed holdings experienced credit downgrades during the fiscal year: Debt Opportunities Fund had 12 securities downgraded during the fiscal year, representing 5% of its market value from its inception. At fiscal period-end, about 17% of Debt Opportunities Fund’s portfolio was rated AAA, 54% of the portfolio was rated single-A or better, and 25% of the portfolio was rated below BBB.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $300,000,000 Investment in

GMO Debt Opportunities Fund Class VI Shares and the

J.P. Morgan U.S. 3 Month Cash Index

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .40% on the purchase and .40% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary	% of Total Net Assets
Debt Obligations	88.8%
Short-Term Investments	8.9
Mutual Funds	2.8
Other	(0.5)

100.0%

Industry Sector Summary	% of Debt Obligations
Residential Asset-Backed Securities (United States)	25.4%
Auto Financing	12.5
Business Loans	9.1
Residential Mortgage-Backed Securities (Australian)	7.4
Credit Cards	7.4
Residential Mortgage-Backed Securities (European)	6.7
Insured Auto Financing	5.4
Insured Other	5.4
CMBS	5.2
CMBS Collateralized Debt Obligations	3.1
Corporate Collateralized Debt Obligations	2.8
Student Loans	2.2
Time Share	1.1
Insured Residential Asset-Backed Securities (United States)	0.9
Insured High Yield Collateralized Debt Obligations	0.9
Insured Residential Mortgage-Backed Securities (United States)	0.9
U.S. Government Agency	0.9
Insured Time Share	0.9
Real Estate	0.7
Airlines	0.5
Insured Transportation	0.4
Residential Mortgage-Backed Securities (United States)	0.1
Insured Business Loans	0.1

100.0%

1

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 88.8%

	Asset-Backed Securities — 87.4%
	Airlines — 0.4%
1,721,076	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.73%, due 05/15/24	821,814

	Auto Financing — 11.1%
5,000,000	Ally Master Owner Trust, Series 12-1, Class D, 144A, 3.12%, due 02/15/17	5,002,650
296,079	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.60%, due 07/15/14	296,727
2,004,503	Carmax Auto Owner Trust, Series 08-2, Class A4B, 1 mo. LIBOR + 1.65%, 1.90%, due 08/15/13	2,014,125
2,379,908	CPS Auto Trust, Series 10-PG5, Class A, 144A, 9.25%, due 01/15/18	2,522,702
341,319	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.11%, due 11/10/14	341,592
3,375,000	Ford Credit Floorplan Master Owner Trust, Series 10-3, Class C, 144A, 4.99%, due 02/15/17	3,621,713
41,541	Merrill Auto Trust Securitization, Series 07-1, Class A4, 1 mo. LIBOR + .06%, 0.31%, due 12/15/13	41,533
34,584	Merrill Auto Trust Securitization, Series 08-1, Class A4B, 1 mo. LIBOR + 2.20%, 2.45%, due 04/15/15	34,626
3,000,000	Santander Consumer Acquired Receivables Trust, Series 11-WO, Class C, 144A, 3.19%, due 10/15/15	3,007,980
5,000,000	Santander Drive Auto Receivables Trust, Series 10-2, Class C, 3.89%, due 07/17/17	5,101,550
639,343	Wachovia Auto Owner Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.15%, 1.40%, due 03/20/14	640,979

	Total Auto Financing	22,626,177

	Business Loans — 8.1%
273,154	ACAS Business Loan Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .14%, 0.64%, due 08/16/19	269,056
251,057	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .36%, 0.60%, due 04/25/34	197,080
370,556	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.61%, due 01/25/35	289,033

2	See accompanying notes to the financial statements.

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	Business Loans — continued
1,188,379	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.63%, due 01/25/36	778,388
829,877	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, 1 mo. LIBOR + .24%, 0.48%, due 07/25/37	518,673
666,600	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.24%, due 05/28/39	232,310
740,667	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.54%, due 05/28/39	224,792
1,543,308	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.24%, due 02/28/40	925,985
1,000,000	CNH Wholesale Master Note Trust, Series 2011-1A, Class B, 144A, 1 mo. LIBOR + 1.65%, 1.90%, due 12/15/15	999,375
318,560	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.54%, due 05/15/32	281,926
694,544	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.49%, due 11/15/33	569,526
4,500,000	Great America Leasing Receivables, Series 09-1, Class C, 144A, 6.48%, due 12/15/16	4,705,335
843,116	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.49%, due 02/25/30	720,569
640,886	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.49%, due 09/25/30	486,137
1,482,362	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.09%, due 10/25/37	1,204,716
2,000,000	Navistar Financial Dealer Note Master Trust, Series 09-1, Class B, 144A, 1 mo. LIBOR + 4.25%, 4.49%, due 10/26/15	2,041,800
2,000,000	Navistar Financial Dealer Note Master Trust, Series 11-1, Class C, 144A, 1 mo. LIBOR + 2.50%, 2.74%, due 10/25/16	2,016,000

	Total Business Loans	16,460,701

	CMBS — 4.7%
1,324,766	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, 1 mo. LIBOR + .12%, 0.37%, due 07/15/44	1,314,830
5,100,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.38%, due 12/15/20	4,692,000

See accompanying notes to the financial statements.	3

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	CMBS — continued
676,264	GS Mortgage Securities Corp., Series 07-EOP, Class A1, 144A, 1 mo. LIBOR + .35%, 1.10%, due 03/06/20	671,192
800,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .51%, 1.26%, due 03/06/20	789,520
2,146,964	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.34%, due 09/15/21	2,039,616

	Total CMBS	9,507,158

	CMBS Collateralized Debt Obligations — 2.8%
1,499,437	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.29%, due 11/23/52	14,994
880,668	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, 3 mo. LIBOR + .35%, 0.92%, due 06/28/19	810,214
1,348,710	G-Force LLC, Series 05-RR2, Class A2, 144A, 5.16%, due 12/25/39	1,281,275
39,293	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .32%, 0.56%, due 08/26/30	39,195
4,418,045	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.57%, due 05/25/46	3,534,436

	Total CMBS Collateralized Debt Obligations	5,680,114

	Corporate Collateralized Debt Obligations — 2.5%
5,200,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.85%, due 06/20/13	5,064,800

	Credit Cards — 6.6%
4,000,000	Capital One Multi-Asset Execution Trust, Series 03-C3, Class C3, 1 mo. LIBOR + 2.25%, 2.50%, due 07/15/16	4,024,800
5,400,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.50%, due 09/15/17	5,412,204
4,000,000	World Financial Network Credit Card Master Trust, Series 06-A, Class B, 144A, 1 mo. LIBOR + .35%, 0.60%, due 02/15/17	3,950,937

	Total Credit Cards	13,387,941

	Insured Auto Financing — 4.8%
721,600	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.06%, due 06/06/14	721,362
1,641,651	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.76%, due 03/08/16	1,636,398

4	See accompanying notes to the financial statements.

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	Insured Auto Financing — continued
3,040,000	Avis Budget Rental Car Funding AESOP LLC, Series 07-2A, Class A, 144A, AMBAC, 1 mo. LIBOR + .14%, 0.39%, due 08/20/13	3,023,731
4,469,550	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.45%, due 07/14/14	4,487,876

	Total Insured Auto Financing	9,869,367

	Insured Business Loans — 0.1%
240,690	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.68%, due 10/25/30	174,500

	Insured High Yield Collateralized Debt Obligations § — 0.8%
1,819,231	Augusta Funding Ltd., Series 10A, Class F1, 144A, CapMAC, 3mo. LIBOR + .25%, 0.83%, due 06/30/17(a)	1,607,662

	Insured Other — 4.8%
5,900,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	5,911,151
1,209,669	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.45%, due 09/15/41	1,067,439
1,715,503	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.45%, due 12/15/41	1,520,767
1,170,553	TIB Card Receivables Fund, Series 2005-B,144A, FGIC, 3 mo. LIBOR + .25%, 0.83%, due 01/05/14	959,853
300,000	Toll Road Investment Part II, Series 1999B, 144A, MBIA, Zero Coupon, due 02/15/30	41,910
4,200,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	273,000

	Total Insured Other	9,774,120

	Insured Residential Asset-Backed Securities (United States) ¿— 0.8%
750,094	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.66%, due 07/25/34	615,077
229,940	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, 1 mo. LIBOR + .38%, 0.62%, due 12/25/33	194,299
68,551	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.57%, due 03/25/34	53,470

See accompanying notes to the financial statements.	5

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	Insured Residential Asset-Backed Securities (United States) — continued
1,113,802	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.46%, due 11/25/35	846,490

	Total Insured Residential Asset-Backed Securities (United States)	1,709,336

	Insured Residential Mortgage-Backed Securities (United States) — 0.8%
46,659	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.58%, due 10/25/34	30,282
121,103	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.57%, due 01/25/35	76,900
1,005,735	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.40%, due 06/15/37	636,731
507,870	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, 1 mo. LIBOR + .23%, 0.47%, due 10/25/34	378,567
24,873	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, 1 mo. LIBOR + .23%, 0.70%, due 07/25/29	17,033
33,437	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.81%, due 08/15/30	20,701
59,232	Lehman ABS Corp., Series 04-2, Class A, AMBAC, 1 mo. LIBOR + .22%, 0.68%, due 06/25/34	41,463
13,609	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.53%, due 12/25/32	5,443
431,687	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.43%, due 11/25/35	394,346

	Total Insured Residential Mortgage-Backed Securities (United States)	1,601,466

	Insured Time Share — 0.7%
254,565	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.40%, due 05/20/18	253,250
222,109	Sierra Receivables Funding Co., Series 07-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .15%, 0.40%, due 03/20/19	214,543
1,099,043	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.25%, due 09/20/19	1,071,746

	Total Insured Time Share	1,539,539

6	See accompanying notes to the financial statements.

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	Insured Transportation — 0.3%
408,418	CLI Funding LLC, Series 06-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .18%, 0.43%, due 08/18/21	376,255
281,667	GE Seaco Finance SRL, Series 04-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .30%, 0.55%, due 04/17/19	273,921

	Total Insured Transportation	650,176

	Residential Asset-Backed Securities (United States) ¿— 22.5%
104,471	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, 1 mo. LIBOR + .39%, 0.63%, due 01/25/35	82,663
266,803	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.38%, due 02/25/36	77,373
548,500	ACE Securities Corp., Series 06-ASP2, Class A2C, 1 mo. LIBOR + .18%, 0.42%, due 03/25/36	438,800
213,502	ACE Securities Corp., Series 06-ASP4, Class A2B, 1 mo. LIBOR + .10%, 0.34%, due 08/25/36	200,692
2,773,187	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.42%, due 10/25/36	831,956
1,413,887	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.40%, due 05/25/36	751,127
224,572	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.33%, due 06/25/36	207,729
1,041,433	ACE Securities Corp., Series 06-OP1, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 04/25/36	630,067
470,373	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.56%, due 09/25/35	150,519
1,049,776	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.34%, due 06/25/36	154,842
1,221,354	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.41%, due 06/25/36	167,936
90,027	ACE Securities Corp., Series 06-SL4, Class A1, 1 mo. LIBOR + .12%, 0.36%, due 09/25/36	17,330
433,119	ACE Securities Corp., Series 07-ASL1, Class A2, 1 mo. LIBOR + .17%, 0.41%, due 12/25/36	54,140
716,895	ACE Securities Corp., Series 07-HE1, Class A2A, 1 mo. LIBOR + .09%, 0.33%, due 01/25/37	197,146
518,036	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.31%, due 11/25/36	155,411

See accompanying notes to the financial statements.	7

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	Residential Asset-Backed Securities (United States) — continued
1,316,383	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.44%, due 05/25/37	69,110
329,127	Argent Securities, Inc., Series 04-W8, Class A5, 1 mo. LIBOR + .52%, 1.28%, due 05/25/34	287,009
8,158,503	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 07/25/36	2,184,949
1,362,328	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.35%, due 09/25/36	433,902
1,310,017	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.43%, due 03/25/36	438,856
1,362,012	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 06/25/36	372,851
1,658,849	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.39%, due 10/25/36	1,040,928
2,360,817	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.46%, due 05/25/37	1,935,870
633,123	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.35%, due 11/25/36	397,475
1,500,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.44%, due 11/25/36	164,250
304,242	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.56%, due 02/25/37	48,344
4,700,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.44%, due 02/25/37	2,745,270
1,226,738	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.40%, due 06/25/36	987,524
18,810	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.78%, due 04/25/33	16,929
6,113	Citigroup Mortgage Loan Trust, Inc., Series 04-OPT1, Class A1B, 1 mo. LIBOR + .41%, 0.65%, due 10/25/34	5,822
1,600,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.40%, due 12/25/36	560,000
800,000	Citigroup Mortgage Loan Trust, Inc., Series 06-WFH4, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 11/25/36	592,000
5,049,889	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.38%, due 02/25/37	3,875,790

8	See accompanying notes to the financial statements.

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	Residential Asset-Backed Securities (United States) — continued
57,194	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.54%, due 04/25/34	40,206
1,126,860	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.40%, due 04/25/36	681,398
420,556	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.44%, due 05/25/36	143,383
145,637	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.34%, due 08/25/36	48,129
2,643,190	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.40%, due 08/25/36	687,229
390,364	Household Home Equity Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .31%, 0.56%, due 01/20/35	333,639
375,574	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.54%, due 01/20/35	328,862
848,962	Household Home Equity Loan Trust, Series 06-1, Class A1, 1 mo. LIBOR + .16%, 0.41%, due 01/20/36	741,515
3,848,100	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.36%, due 12/25/36	1,173,670
190,669	Master Asset-Backed Securities Trust, Series 06-AM3, Class A2, 1 mo. LIBOR + .13%, 0.37%, due 10/25/36	184,949
2,179,097	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.39%, due 03/25/36	958,803
1,576,825	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 06/25/36	567,657
3,014,296	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 08/25/36	919,360
1,947,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.40%, due 10/25/36	681,450
865,338	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.56%, due 03/25/36	103,841
559,306	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.36%, due 02/25/37	222,324
251,054	Merrill Lynch Mortgage Trust, Series 06-SD1, Class A, 1 mo. LIBOR + .28%, 0.52%, due 01/25/47	136,649
216,909	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, 1 mo. LIBOR + .40%, 0.64%, due 08/25/34	179,763

See accompanying notes to the financial statements.	9

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	Residential Asset-Backed Securities (United States) — continued
3,600,000	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.47%, due 02/25/37	963,000
393,562	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.34%, due 04/25/37	350,270
1,053,679	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 11/25/36	295,030
1,000,000	Nationstar Home Equity Loan Trust, Series 06-B, Class AV3, 1 mo. LIBOR + .17%, 0.41%, due 09/25/36	815,937
900,000	Nomura Home Equity Loan, Inc., Series 06-HE3, Class 2A3, 1 mo. LIBOR + .15%, 0.39%, due 07/25/36	342,844
726,174	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.50%, due 12/25/35	393,586
3,131,030	SACO I, Trust., Series 05-7, Class A, 1 mo. LIBOR + .28%, 0.80%, due 09/25/35	2,931,427
26,092	Saxon Asset Securities Trust, Series 04-1, Class A, 1 mo. LIBOR + .27%, 0.78%, due 03/25/35	16,907
9,642	Securitized Asset Backed Receivables LLC, Series 06-NC1, Class A2, 1 mo. LIBOR + .16%, 0.40%, due 03/25/36	9,594
8,000,000	Securitized Asset Backed Receivables LLC, Series 06-NC2, Class A3, 1 mo. LIBOR + .24%, 0.48%, due 03/25/36	4,360,000
8,453,870	Securitized Asset Backed Receivables LLC, Series 06-WM1, Class A2C, 1 mo. LIBOR + .29%, 0.53%, due 12/25/35	4,615,813
800,000	Securitized Asset-Backed Receivables LLC Trust, Series 06-HE1, Class A2C, 1 mo. LIBOR + .16%, 0.40%, due 07/25/36	277,600
693	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, 1 mo. LIBOR + .29%, 0.53%, due 10/25/36	690
2,200,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 06/25/37	1,023,000
729,663	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.44%, due 01/25/36	583,731
312,912	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.82%, due 11/25/35	262,064
1,521,566	Yale Mortgage Loan Trust, Series 07-1, Class A, 144A, 1 mo. LIBOR + .40%, 0.64%, due 06/25/37	380,391

	Total Residential Asset-Backed Securities (United States)	46,029,321

	Residential Mortgage-Backed Securities (Australian) — 6.6%
992,510	Crusade Global Trust, Series 04-2, Class A1, 3 mo. LIBOR + .13%, 0.62%, due 11/19/37	975,862

10	See accompanying notes to the financial statements.

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	Residential Mortgage-Backed Securities (Australian) —continued
1,016,846	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.62%, due 07/20/38	987,679
890,448	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.62%, due 04/19/38	854,191
186,121	Interstar Millennium Trust, Series 03-3G, Class A2, 3 mo. LIBOR + .25%, 1.07%, due 09/27/35	171,896
1,847,368	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.94%, due 03/14/36	1,676,449
351,088	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.94%, due 12/08/36	319,490
155,409	Interstar Millennium Trust, Series 06-2GA, Class A2, 144A, 3 mo. LIBOR + .08%, 0.79%, due 05/27/38	139,245
5,927,555	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.59%, due 05/10/36	5,711,860
654,693	Medallion Trust, Series 06-1G, Class A1, 3 mo. LIBOR + .05%, 0.59%, due 06/14/37	636,693
1,054,575	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.56%, due 02/21/38	969,682
871,952	Superannuation Members Home Loans Global Fund, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.60%, due 06/12/40	829,730
85,169	Superannuation Members Home Loans Global Fund, Series 7, Class A1, 3 mo. LIBOR + .14%, 0.82%, due 03/09/36	82,677
92,719	Superannuation Members Home Loans Global Fund, Series 8, Class A1, 3 mo. LIBOR + .07%, 0.72%, due 01/12/37	91,260

	Total Residential Mortgage-Backed Securities (Australian)	13,446,714

	Residential Mortgage-Backed Securities (European) — 6.0%
1,789,460	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.67%, due 09/20/66	1,508,515
2,879,539	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.68%, due 01/13/39	2,600,511
376,977	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .08%, 0.33%, due 12/20/54	360,955
238,092	Granite Master Issuer Plc, Series 06-3, Class A3, 1 mo. LIBOR + .04%, 0.29%, due 12/20/54	228,450
191,777	Granite Mortgages Plc, Series 04-3, Class 2A1, 3 mo. LIBOR + .28%, 0.84%, due 09/20/44	185,257
1,371,979	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.60%, due 12/10/43	1,221,061

See accompanying notes to the financial statements.	11

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	Residential Mortgage-Backed Securities (European) — continued
364,176	Leek Finance Plc, Series 17A, Class A2B, 144A, 3 mo. LIBOR + .28%, 0.85%, due 12/21/37	349,609
1,459,523	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .22%, 0.72%, due 11/15/38	1,144,485
997,545	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 0.65%, due 09/15/39	756,239
732,944	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .42%, 0.92%, due 05/15/34	592,145
3,300,000	Permanent Master Issuer Plc, Series 06-1, Class 5A, 3 mo. LIBOR + .11%, 0.68%, due 07/15/33	3,272,610

	Total Residential Mortgage-Backed Securities (European)	12,219,837

	Residential Mortgage-Backed Securities (United States) — 0.1%
61,106	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.54%, due 08/25/35	38,803
261,933	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, 1 mo. LIBOR + .25%, 0.49%, due 02/26/34	221,333

	Total Residential Mortgage-Backed Securities (United States)	260,136

	Student Loans — 1.9%
2,600,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.81%, due 01/25/24	2,535,000
15,989	Goal Capital Funding Trust, Series 07-1, Class A1, 3 mo. LIBOR + .02%, 0.59%, due 06/25/21	15,979
1,100,000	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 0.65%, due 12/23/19	1,088,384
269,218	SLM Student Loan Trust, Series 07-A, Class A1, 3 mo. LIBOR + .03%, 0.58%, due 09/15/22	267,955

	Total Student Loans	3,907,318

	Time Share — 1.0%
1,350,000	Orange Lake Timeshare Trust, Series 12-AA, Class B, 4.87%, due 03/10/27	1,349,741
188,403	Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, 1 mo. LIBOR + 4.00%, 4.25%, due 02/20/20	193,378

12	See accompanying notes to the financial statements.

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	Time Share — continued
418,808	Sierra Receivables Funding Co. LLC, Series 11-1A, Class B, 144A, 4.23%, due 04/20/26	419,886

	Total Time Share	1,963,005

	Total Asset-Backed Securities	178,301,202

	Corporate Debt — 0.6%
1,290,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	1,324,603

	U.S. Government Agency — 0.8%
1,355,035	Agency for International Development Floater (Support of Jamaica), 3 mo. LIBOR + .30%, 0.79%, due 10/01/18(a)	1,313,362
47,506	Agency for International Development Floater (Support of Peru), Series A, 6 mo. U.S. Treasury Bill + .35%, 0.50%, due 05/01/14(a)	46,815
74,879	Agency for International Development Floater (Support of Peru), Series B, 6 mo. U.S. Treasury Bill +.35%, 0.50%, due 05/01/14(a)	73,790
200,000	U.S. Department of Transportation, 144A, 6.00%, due 12/07/21	224,650

	Total U.S. Government Agency	1,658,617

	TOTAL DEBT OBLIGATIONS (COST $179,902,752)	181,284,422

	MUTUAL FUNDS — 2.8%

	Affiliated Issuers — 2.8%
228,013	GMO U.S. Treasury Fund	5,700,337

	TOTAL MUTUAL FUNDS (COST $5,700,337)	5,700,337

	SHORT-TERM INVESTMENTS — 8.9%

	Money Market Funds — 0.5%
918,879	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00%(b)	918,879

	U.S. Government — 8.4%
17,200,000	U.S. Treasury Bill, 0.07%, due 05/03/12 (c)	17,197,747

	TOTAL SHORT-TERM INVESTMENTS (COST $18,116,660)	18,116,626

See accompanying notes to the financial statements.	13

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	TOTAL INVESTMENTS — 100.5% (Cost $203,719,749)	205,101,385
	Other Assets and Liabilities (net) — (0.5%)	(1,058,105)

	TOTAL NET ASSETS — 100.0%	$204,043,280

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CapMAC - Insured as to the payment of principal and interest by Capital Markets Assurance Corporation.

CDO - Collateralized Debt Obligation

CMBS - Commercial Mortgage Backed Security

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

MTN - Medium Term Note

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on the variable rate notes are the current interest rates at February 29, 2012, which are subject to change based on the terms of the security.

♦	These securities are primarily backed by subprime mortgages.

§	These securities were categorized as “high yield” as a result of being rated below investment grade at issuance.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b)	The rate disclosed is the 7 day net yield as of February 29, 2012. Note: Yield rounds to 0.00%.

(c)	Rate shown represents yield-to-maturity.

14	See accompanying notes to the financial statements.

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments in unaffiliated issuers, at value (cost $198,019,412) (Note 2)	$199,401,048
Investments in affiliated issuers, at value (cost $5,700,337) (Notes 2 and 10)	5,700,337
Receivable for Fund shares sold	1,021,111
Dividends and interest receivable	163,101
Receivable for expenses reimbursed by Manager (Note 5)	19,488
Miscellaneous receivable	955

Total assets	206,306,040

Liabilities:
Payable for investments purchased	1,350,048
Payable for Fund shares repurchased	783,422
Payable to affiliate for (Note 5):
Management fee	40,033
Shareholder service fee	8,807
Trustees and Trust Officers or agents unaffiliated with the Manager	522
Accrued expenses	79,928

Total liabilities	2,262,760

Net assets	$204,043,280

Net assets consist of:
Paid-in capital	$202,723,639
Distribution in excess of net investment income	(2,847,609)
Accumulated net realized gain	2,785,614
Net unrealized appreciation	1,381,636

$204,043,280

Net assets attributable to:
Class VI shares	$204,043,280

Shares outstanding:
Class VI	8,087,315

Net asset value per share:
Class VI	$25.23

See accompanying notes to the financial statements.	15

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Statement of Operations — Period from October 3, 2011 (commencement of operations) through February 29, 2012

Investment Income:
Interest	$3,518,844
Dividends from affiliated issuers (Note 10)	337

Total investment income	3,519,181

Expenses:
Management fee (Note 5)	178,376
Shareholder service fee – Class VI (Note 5)	39,243
Audit and tax fees	69,993
Custodian, fund accounting agent and transfer agent fees	18,750
Legal fees	15,483
Registration fees	15,150
Trustees fees and related expenses (Note 5)	1,100
Miscellaneous	3,778

Total expenses	341,873
Fees and expenses reimbursed by Manager (Note 5)	(122,428)

Net expenses	219,445

Net investment income (loss)	3,299,736

Realized and unrealized gain (loss):
Investments in unaffiliated issuers	41,116

Net realized gain (loss)	41,116

Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,381,636

Net unrealized gain (loss)	1,381,636

Net realized and unrealized gain (loss)	1,422,752

Net increase (decrease) in net assets resulting from operations	$4,722,488

16	See accompanying notes to the financial statements.

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

Period from October 3, 2011 (commencement of operations) through February 29, 2012
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$3,299,736
Net realized gain (loss)	41,116
Change in net unrealized appreciation (depreciation)	1,381,636

Net increase (decrease) in net assets from operations	4,722,488

Distributions to shareholders from:
Net investment income
Class VI	(1,375,352)
Net realized gains
Class VI	(1,150,357)

(2,525,709)

Net share transactions (Note 9):
Class VI	201,634,887
Purchase premiums and redemption fees (Note 2 and 9):
Class VI	211,614

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	201,846,501

Total increase (decrease) in net assets	204,043,280

Net assets:
Beginning of period	—

End of period (including distributions in excess of net investment income of $2,847,609)	$204,043,280

See accompanying notes to the financial statements.	17

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Financial Highlights

(For Class VI share outstanding throughout the period)

	Period from October 3, 2011 (commencement of operations) through February 29, 2012
Net asset value, beginning of period	$25.00

Income (loss) from investment operations:
Net investment income (loss)†	0.47
Net realized and unrealized gain (loss)	0.13

Total from investment operations	0.60

Less distributions to shareholders:
From net investment income	(0.20)
From net realized gains	(0.17)

Total distributions	(0.37)

Net asset value, end of period	$25.23

Total Return(a)	2.43	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$204,043
Total net expenses to average daily net assets(b)	0.31	%*
Net investment income (loss) to average daily net assets	4.59	%*
Portfolio turnover rate	23	%(c)**
Fees and expenses reimbursed by the Manager to average daily net assets	0.17%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.03

(a)	The total return would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(b)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(c)	Calculation represents portfolio turnover for the Fund for the period from October 3, 2011 through February 29, 2012.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

18	See accompanying notes to the financial statements.

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO Debt Opportunities Fund (the “Fund”), which commenced operations on October 3, 2011, is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks a positive total return. The Fund seeks to achieve its investment objective by investing primarily in debt investments.

The Fund is permitted to make investments in all types of U.S. and foreign debt investments, without regard to the credit rating of the obligor. The Fund may invest in debt investments issued by a wide range of private issuers and by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government). The Fund may invest in asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, the Fund may invest in corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. The Fund also may use other exchange-traded and over-the-counter (“OTC”) derivatives. The Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets.

The Fund is not restricted in its exposure to any type of debt investment, and at times may be substantially exposed to a single type of debt investment (e.g., asset-backed securities). The Fund’s debt investments may include all types of interest rate, payment, and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. The Fund may invest in securities of any credit quality. There is no limit on the amount of the Fund’s total assets that may be invested in below investment grade securities, and the Fund may invest in material positions of below investment grade securities. Debt investments rated below investment grade are also known as high yield or “junk” bonds.

The Fund initially expects to invest substantially all of its assets in asset-backed securities, a substantial portion of which will be junk bonds.

For cash management purposes, the Fund may invest in GMO U.S. Treasury Fund (“U.S. Treasury Fund”), another series of GMO Trust and unaffiliated money market funds.

19

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

In selecting debt investments for the Fund’s portfolio, the Manager emphasizes a “bottom-up” approach to examining and selecting investments and uses analytical techniques to identify inefficiencies in the pricing of investments and to identify those the Manager believes are undervalued.

If deemed prudent by the Manager, the Fund will take temporary defensive measures until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with the Fund’s normal investment strategies. The Fund may not achieve its investment objective while it is taking temporary defensive measures. The Fund does not seek to maintain a specified interest rate duration for its portfolio.

Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in debt investments.

Currently, shares of the Fund are not publicly offered and are principally available for purchase by other GMO Funds and certain other accredited investors.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Typically, the Fund values debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund. As of February 29, 2012, the total value of securities held directly for which no alternative pricing source was available represented 8.4% of the net assets of the Fund. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value.

20

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 29, 2012, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.5% of net assets. The Fund classifies such securities (levels defined below) as Level 3. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required.

21

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs such as most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: The Fund valued certain debt securities using quoted prices and certain other debt securities by using an estimated specified spread above the LIBOR Rate.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Debt Obligations
Asset-Backed Securities	$ —	$13,369,595	$164,931,607	$178,301,202
Corporate Debt	—	1,324,603	—	1,324,603
U.S. Government Agency	—	224,650	1,433,967	1,658,617

TOTAL DEBT OBLIGATIONS	—	14,918,848	166,365,574	181,284,422

Mutual Fund	5,700,337	—	—	5,700,337
Short-Term Investments	18,116,626	—	—	18,116,626

Total Investments	23,816,963	14,918,848	166,365,574	205,101,385

Total	$23,816,963	$14,918,848	$166,365,574	$205,101,385

For the period ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

22

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The aggregate net values of the Fund’s direct investments in securities using Level 3 inputs was 81.5% of total net assets.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of October 3, 2011	Purchases*	Sales	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3**	Transfer out of Level 3**	Balances as of February 29, 2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 29, 2012
Debt Obligations
Asset-Backed Securities	$—	$177,942,297	$(16,782,981)	$2,393,107	$(194,309)	$1,573,493	$—	$—	$164,931,607	$1,573,493
U.S. Government Agency	—	1,452,880	(24,477)	2,917	386	2,261	—	—	1,433,967	2,261

Total	$—	$179,395,177	$(16,807,458)	$2,396,024	$(193,923)	$1,575,754	$—	$—	$166,365,574	$1,575,754

*	In-kind purchases totaled $114,777,343.
**	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least

23

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

equal to the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. The Fund had no inflation-indexed bonds outstanding at the end of the period.

24

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to losses on wash sale transactions, differing treatment of accretion and amortization and investments contributed in-kind.

The tax character of distributions declared to shareholders is as follows:

February 29, 2012
Ordinary income (including any net short-term capital gain)	$1,375,352
Net long-term capital gain	1,150,357

Total distributions	$2,525,709

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 29, 2012, the components of distributable earning on a tax basis consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$919,212
Undistributed net long-term capital gain	$2,780,230

25

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$207,470,292	$12,869,941	$(15,238,848)	$(2,368,907)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the period ended February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (See Note 5).

26

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

For the period ended February 29, 2012, the premium on cash purchases and the fee on cash redemptions of Fund shares were each 0.40% of the amount invested or redeemed. Purchase premiums and redemption fees are paid to and retained by the Fund and are allocated pro rata among the classes to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds) as a result of the purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Fund’s net share transactions. The Fund may impose a new purchase premium and/or redemption fee or modify or eliminate an existing fee at any time.

Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).

If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion.

The Manager may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

The Manager will waive or reduce the purchase premium when securities are used to purchase the Fund’s shares except to the extent that the Fund incurs transaction costs (e.g., stamp duties or transfer fees) in connection with the transfer of those securities. The Fund may waive or reduce redemption fees when it uses portfolio securities to redeem its shares. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may nonetheless charge a redemption fee equal to known or estimated costs.

Purchase premiums or redemption fees generally will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

27

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the 1940 Act as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or

28

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds, or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers.

29

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies.

The Fund invests in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing

30

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure

31

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund may be leveraged in terms of aggregate exposure of its assets, and its net long exposure may exceed 100% of its net assets.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in Note 3, “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment,

32

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

33

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price

34

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

35

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses in the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the

36

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.055% for Class VI shares.

37

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including shareholder service fees and certain other expenses) exceeds 0.25% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover specified costs that the Fund may incur as a result of investing in other GMO Trust Funds. These agreements will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $1,100 and $328, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder of the underlying funds. For the year ended February 29, 2012, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
< 0.001%	0.000%	< 0.001%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended February 29, 2012 were as follows:

	Purchases	Sales
U.S. Government securities	$—	$181,747
Investments (non-U.S. Government securities)	76,179,726	38,808,711

The Fund had purchase in-kind transactions for the period ended February 29, 2012 of $145,903,725.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to

38

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, 99.22% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund’s outstanding shares. One of the shareholders is other fund of the Trust. On that date, no other shareholders owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and 99.98% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Period from October 3, 2011 (commencement of operations) through February 29, 2012
Class VI:	Shares	Amount
Shares sold	8,051,773	$200,808,630
Shares issued to shareholders in reinvestment of distributions	102,964	2,525,709
Shares repurchased	(67,422)	(1,699,452)
Purchase premiums	—	211,607
Redemption fees	—	7

Net increase (decrease)	8,087,315	$201,846,501

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO U.S. Treasury Fund	$—	$9,700,337	$4,000,000	$337	$—	$5,700,337

39

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of GMO Debt Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Debt Opportunities Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the period October 3, 2011 (commencement of operations) through February 29, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, brokers, and transfer agent, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

40

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premium and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 3, 2011 through February 29, 2012.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

41

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Fund Expense —  (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred (a)

Class VI
1) Actual	0.31%	$1,000.00	$1,024.30	$1.28
2) Hypothetical	0.31%	$1,000.00	$1,019.09	$1.27

(a)

For the period October 3, 2011 (commencement of operations) through February 29, 2012. Expense is calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 149 days in the period, divided by 366 days in the year.

42

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

The Fund’s distributions to shareholders include $ 1,150,357 from long-term capital gains.

The Fund hereby designates $673,614 (unless determined to be different) as qualified interest income with respect to the period ended February 29, 2012.

43

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Board Review of Management Agreement

February 29, 2012 (Unaudited)

In determining to approve the renewal of the management agreement of the Fund for an additional twelve month period commencing June 30, 2011, the Trustees, all but one of whom is not an “interested person” of GMO Trust (the “Trust”), considered information that they believed, in light of the legal advice furnished to them, to be relevant. The Trustees considered separately the management agreement for each series of the Trust (collectively, the “funds”) but also noted that the interests of the funds overlapped to a considerable extent.

As discussed below, at meetings throughout the year, the Trustees considered information relevant to renewal of the Fund’s management agreement. In addition, at a meeting held on April 29, 2011, the full Board of Trustees met with representatives of Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager”) to discuss, among other things, the investment performance of the funds and various methods for evaluating fund performance. At a separate meeting also held on April 29, 2011 and attended only by the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), their independent legal counsel and their independent compliance consultant, the Independent Trustees discussed extensive materials provided by the Manager to the Trustees for purposes of considering the renewal of the Fund’s management agreement. At the conclusion of those meetings, the Independent Trustees instructed their independent legal counsel to request additional information from the Manager, and the Manager provided that information prior to and at a meeting of the Trustees on May 31, 2011. In addition, at the meeting of the Trustees on May 31, 2011, representatives of the Manager met with the Trustees to answer questions.

The Trustees met over the course of the year with the Manager’s investment advisory personnel and considered information provided by the Manager relating to the education, experience, and number of investment professionals and other personnel providing services under the Fund’s management agreement. The Trustees also considered information concerning the investment philosophy of, and investment process applied by, the Manager in managing the Fund’s portfolio and the level of skill required. In evaluating that information, the Trustees focused particularly on the Manager’s internal resources and the time and attention devoted by the Manager’s senior management to the Fund. The Trustees also considered the business reputation of the Manager and its professional liability insurance coverage.

Since the Fund had not yet commenced operations, the Trustees were unable to consider its performance. The Trustees considered the qualifications and experience of the personnel who would be responsible for managing the Fund, the support they would receive from the Manager, the investment techniques to be used by the Manager to manage the Fund’s investments, and the overall competence of the Manager.

The Trustees gave substantial consideration to the fees to be paid to the Manager under the Fund’s management and shareholder servicing agreements. The Trustees considered information prepared by a third-party data service concerning fees paid to managers of funds deemed by that service to have similar objectives. In evaluating the Fund’s management and shareholder servicing fee arrangements, the Trustees took into account the sophistication of the investment techniques to be used to manage the Fund. The Trustees reviewed information provided by the Manager regarding the Manager’s standard fee rates for separately managed accounts. Since the Fund had not yet commenced operations, the Trustees were unable

44

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Board Review of Management Agreement —  (Continued)

February 29, 2012 (Unaudited)

to review the Manager’s profitability with respect to the Fund. The Trustees did, however, consider how the proposed fees compared to fees paid by other funds of the Trust and so-called “fallout benefits” to the Manager and also possible reputational value to be derived from serving as investment manager to the Fund. The Trustees also considered that the fee to be charged under the Fund’s management agreement would be based on services to be provided by the Manager that would be in addition to, rather than duplicative of, services to be provided under the management agreements of exchange-traded funds (“ETFs”) and other funds, including other funds of the Trust, in which it may invest. As the Fund had not yet commenced operations, the Trustees did not consider possible economies of scale to the Manager associated with managing the Fund. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the agreement, that the management fee to be charged to the Fund was reasonable.

In assessing the nature and quality of the services provided by the Manager, the Trustees considered a range of factors in addition to performance. The Trustees considered the rigor and discipline with which the Manager manages the Fund and the extent and quality of the resources, including human resources, brought to bear by the Manager. The Trustees also considered the extent and quality of the non-investment advisory services provided by the Manager, including financial reporting, legal, compliance and administrative services. The Trustees evaluated the Manager’s record with respect to regulatory compliance and compliance with the investment policies of the Fund and other funds of the Trust. The Trustees also evaluated the procedures of the Manager designed to fulfill the Manager’s fiduciary duty to the Fund with respect to possible conflicts of interest, including the Manager’s code of ethics (regulating the personal trading of its officers and employees), the procedures by which the Manager allocates trades among its investment advisory clients, the systems in place to ensure compliance with the foregoing, and the record of the Manager in these matters. The Trustees also received information concerning the Manager’s practices with respect to the execution of portfolio transactions. Finally, the Trustees also considered the Manager’s practices and record with respect to the resolution of trading, net asset value determination, and other errors.

The Trustees considered the scope of the services to be provided by the Manager to the Fund under the management agreement. The Trustees noted that the Trust’s counsel had advised (and independent legal counsel had confirmed) that, in their experience, the standard of care set forth in the management agreement was typical for mutual fund management agreements. The Trustees noted that the scope of the Manager’s services to the Fund was consistent with the Fund’s operational requirements, including, in addition to seeking to achieve the Fund’s investment objective, compliance with the Fund’s investment restrictions, tax and reporting requirements, and shareholder services. The Trustees considered the Manager’s oversight of non-advisory services to be provided by persons other than the Manager, considering, among other things, the Fund’s estimated total expenses, the Manager’s proposed reimbursement of certain expenses pursuant to its contractual expense reimbursement arrangement in place with the Fund, and the reputation of the Fund’s other service providers.

45

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Board Review of Management Agreement —  (Continued)

February 29, 2012 (Unaudited)

After reviewing these factors, among others, the Trustees concluded, within the context of their overall conclusions regarding the agreement, that the nature, extent, and quality of services provided supported the renewal of the Fund’s management agreement.

Following their review, on May 31, 2011, the Independent Trustees in their capacity as such, and then all Trustees voting together, based on their evaluation of all factors that they deemed to be material, including those factors described above, approved the renewal of the Fund’s management agreement for an additional twelve-month period commencing June 30, 2011.

46

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

47

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

48

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

49

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011– present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

50

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President – Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 – present), Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

51

GMO Developed World Stock Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Developed World Stock Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the Quantitative Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Developed World Stock Fund returned -1.6% for the fiscal year ended February 29, 2012, as compared with -1.7% for the MSCI World Index.

Stock selection had a positive impact on performance relative to the benchmark. Holdings in U.S. pharmaceuticals Johnson & Johnson and Merck & Co. were contributors to relative returns. Detractors included holdings in Italian utility Enel and French financial BNP Paribas.

Sector selection (as a result of stock selection) had a positive impact on performance relative to the benchmark. The Fund’s focus on high quality companies resulted in an overweight to Health Care, which outperformed, and underweight to Financials, which underperformed.

Country selection was a neutral factor. The benefits from underweighting Canada and Australia were offset by the negative impact from an overweight to Italy.

Currency selection had a negative impact on relative performance largely from an underweight in the Australian dollar.

Exposure to cash added to the Fund’s relative returns as the market declined.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO Developed World Stock Fund Class III Shares and the MSCI World Index As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .25% on the purchase and .25% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

MSCI	data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO Developed World Stock Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	95.5%
Forward Currency Contracts	0.0 ^
Mutual Funds	2.9
Futures Contracts	0.3
Short-Term Investments	0.8
Preferred Stocks	0.2
Other	0.3

100.0%

Country Summary*	% of Investments
United States	52.7%
Japan	12.6
United Kingdom	10.8
France	6.3
Italy	5.2
Spain	4.1
Germany	3.5
Singapore	1.6
Switzerland	0.9
Canada	0.6
Ireland	0.4
Austria	0.3
Norway	0.3
Australia	0.2
Finland	0.2
Netherlands	0.2
Hong Kong	0.1
Belgium	0.0	^
Sweden	0.0	^

	100.0%

^	Rounds to 0.0%.

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

1

GMO Developed World Stock Fund

(A Series of GMO Trust)

Investments Concentration Summary — (Continued)

February 29, 2012 (Unaudited)

Industry Group Summary	% of Equity Investments**
Pharmaceuticals, Biotechnology & Life Sciences	12.5%
Energy	12.3
Software & Services	9.3
Capital Goods	8.2
Telecommunication Services	6.9
Food, Beverage & Tobacco	6.7
Insurance	4.8
Utilities	4.6
Technology Hardware & Equipment	4.5
Banks	4.3
Materials	3.3
Retailing	3.3
Health Care Equipment & Services	3.1
Food & Staples Retailing	2.7
Automobiles & Components	2.2
Consumer Durables & Apparel	2.1
Real Estate	2.1
Diversified Financials	1.7
Transportation	1.6
Consumer Services	1.4
Media	1.3
Household & Personal Products	0.7
Semiconductors & Semiconductor Equipment	0.2
Commercial & Professional Services	0.2

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts, and ETFs, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

2

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	COMMON STOCKS — 95.5%

	Australia — 0.7%
12,667	QBE Insurance Group Ltd	158,262
46,574	QBE Insurance Group Ltd	578,276
465,968	Telstra Corp Ltd	1,644,048

	Total Australia	2,380,586

	Austria — 0.3%
23,024	OMV AG	855,309
9,268	Voestalpine AG	328,004

	Total Austria	1,183,313

	Belgium — 0.0%
143,879	Dexia SA *	52,955

	Canada — 1.1%
16,200	Canadian Natural Resources Ltd	601,371
6,600	Canadian Pacific Railway Ltd	494,541
40,800	Encana Corp	831,298
9,400	First Quantum Minerals Ltd	215,085
49,600	Husky Energy Inc.	1,339,944
32,300	Research In Motion Ltd *	458,001

	Total Canada	3,940,240

	Finland — 0.2%
137,598	Nokia Oyj	723,137

	France — 6.2%
82,694	AXA	1,330,740
31,946	BNP Paribas	1,554,704
19,689	Bouygues SA	623,719
4,680	Casino Guichard-Perrachon SA	455,465
31,309	CNP Assurances	451,145
11,268	European Aeronautic Defense and Space Co NV	408,045

See accompanying notes to the financial statements.	3

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	France — continued
46,362	France Telecom SA	706,902
20,070	GDF Suez	517,714
5,283	Lafarge SA	245,265
2,965	LVMH Moet Hennessy Louis Vuitton SA	496,302
22,018	Peugeot SA	440,076
21,858	Renault SA	1,153,454
57,866	Sanofi	4,280,512
120,198	Total SA	6,723,942
1,988	Unibail-Rodamco SE REIT	382,618
7,706	Vinci SA	400,198
52,457	Vivendi SA	1,124,381

	Total France	21,295,182

	Germany — 3.3%
16,059	Allianz SE (Registered)	1,947,575
14,908	BASF AG	1,308,827
8,958	Bayerische Motoren Werke AG	827,146
98,877	E.ON AG	2,266,783
8,417	Hannover Rueckversicherung AG (Registered)	467,057
3,188	Linde AG	530,193
7,969	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	1,161,960
25,166	RWE AG	1,145,562
22,486	Suedzucker AG	651,814
5,509	Volkswagen AG	933,428

	Total Germany	11,240,345

	Hong Kong — 0.1%
32,500	CLP Holdings Ltd	287,375
37	Esprit Holdings Ltd	83

	Total Hong Kong	287,458

	Ireland — 0.4%
58,809	CRH Plc	1,249,161

4	See accompanying notes to the financial statements.

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Italy — 3.5%
855,168	Enel SPA	3,430,526
207,305	ENI SPA	4,767,881
122,001	Finmeccanica SPA	616,204
114,721	Mediaset SPA	339,300
128,256	Parmalat SPA	289,222
996,878	Telecom Italia SPA	1,145,180
740,908	Telecom Italia SPA-Di RISP	697,755
146,253	UniCredit SPA	758,552

	Total Italy	12,044,620

	Japan — 10.3%
54,200	Aeon Co Ltd	689,580
11,000	Asahi Breweries Ltd	240,977
13,200	Astellas Pharma Inc	542,208
23,200	Bridgestone Corp	559,641
126,000	Cosmo Oil Co Ltd	366,793
13,600	Credit Saison Co Ltd	271,900
10,000	Daito Trust Construction Co Ltd	882,383
1,700	Fast Retailing Co Ltd	352,830
11,300	Gree Inc	353,315
151,000	Hitachi Ltd	885,975
89	INPEX Corp	631,503
158,800	Itochu Corp	1,807,465
78	Japan Tobacco Inc	414,373
137,820	JX Holdings Inc	865,935
157,000	Kawasaki Kisen Kaisha Ltd	331,594
209	KDDI Corp	1,326,883
188,000	Marubeni Corp	1,344,250
273,000	Mazda Motor Corp *	454,197
74,000	Mitsubishi Chemical Holdings Corp	429,345
43,000	Mitsubishi Corp	1,056,738
40,600	Mitsui & Co Ltd	699,800
127,000	Mitsui OSK Lines Ltd	580,502

See accompanying notes to the financial statements.	5

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Japan — continued
195,000	Mizuho Financial Group Inc	327,767
5,200	Nintendo Co Ltd	777,267
65,700	Nippon Telegraph & Telephone Corp	3,092,656
170,000	Nippon Yusen Kabushiki Kaisha	509,463
94,200	Nissan Motor Co Ltd	971,718
62	NTT Data Corp	209,765
1,071	NTT Docomo Inc	1,826,837
7,710	ORIX Corp	743,048
14,800	Otsuka Holdings Co Ltd	416,887
260,500	Resona Holdings Inc	1,246,228
20,000	Ricoh Company Ltd	184,545
12,600	Sankyo Co Ltd	606,732
14,100	Seven & I Holdings Co Ltd	389,499
36,000	Shizuoka Bank Ltd (The)	365,871
64,500	Showa Shell Sekiyu KK	435,112
321,000	Sojitz Corp	597,531
139,800	Sumitomo Corp	2,075,004
180,000	Taisei Corp	474,541
53,200	Takeda Pharmaceutical Co Ltd	2,400,663
52,000	TonenGeneral Sekiyu KK	481,966
68,000	Toray Industries Inc	484,238
48,100	Toyota Tsusho Corp	967,491
7,100	Unicharm Corp	366,654
10,910	Yamada Denki Co Ltd	709,973

	Total Japan	35,749,643

	Netherlands — 0.2%
60,387	Aegon NV *	316,033
59,067	ING Groep NV *	520,536

	Total Netherlands	836,569

	Norway — 0.3%
34,525	Statoil ASA	984,719

6	See accompanying notes to the financial statements.

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Singapore — 1.5%
39,000	DBS Group Holdings Ltd	440,960
2,561,000	Golden Agri-Resources Ltd	1,489,410
99,100	Keppel Corp Ltd	872,572
111,050	Oversea-Chinese Banking Corp Ltd	794,627
88,000	SembCorp Industries Ltd	370,418
476,600	Singapore Telecommunications	1,206,469

	Total Singapore	5,174,456

	Spain — 4.0%
238,093	Banco Bilbao Vizcaya Argentaria SA	2,131,500
178,909	Banco Popular Espanol SA	733,845
499,304	Banco Santander SA	4,133,072
19,281	Ferrovial SA	243,517
60,396	Gas Natural SDG SA	1,021,395
115,189	Iberdrola SA	680,567
8,845	Inditex SA	814,055
22,376	Indra Sistemas SA	283,599
250,169	Mapfre SA	859,222
36,316	Repsol YPF SA	945,784
116,326	Telefonica SA	1,979,759

	Total Spain	13,826,315

	Sweden — 0.1%
11,949	Svenska Cellulosa AB Class B	213,154

	Switzerland — 0.9%
13,541	Nestle SA (Registered)	827,827
26,477	Novartis AG (Registered)	1,443,161
3,200	Zurich Financial Services AG *	806,551

	Total Switzerland	3,077,539

	United Kingdom — 10.6%
68,373	ARM Holdings Plc	616,370
112,982	AstraZeneca Plc	5,055,678

See accompanying notes to the financial statements.	7

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	United Kingdom — continued
216,006	Aviva Plc	1,264,113
272,006	BAE Systems Plc	1,351,412
281,683	Barclays Plc	1,090,761
264,414	BP Plc	2,068,932
33,936	British American Tobacco Plc	1,711,747
557,553	BT Group Plc	1,898,245
20,497	Burberry Group Plc	459,439
38,687	Diageo Plc	923,701
168,778	GlaxoSmithKline Plc	3,729,630
13,357	Imperial Tobacco Group Plc	528,896
573,329	Legal & General Group Plc	1,099,907
89,560	Marks & Spencer Group Plc	516,372
9,361	Next Plc	412,971
497,195	Old Mutual Plc	1,256,256
25,287	Pearson Plc	481,516
4,668	Randgold Resources Ltd	534,625
11,961	Rio Tinto Plc	678,540
46,540	Rolls-Royce Holdings Plc *	601,490
66,116	Royal Dutch Shell Plc B Shares (London)	2,450,725
76,839	Royal Dutch Shell Plc A Shares (London)	2,795,902
40,095	Scottish & Southern Energy Plc	821,295
12,510	Shire Plc	436,305
31,409	Tate & Lyle Plc	348,014
985,189	Vodafone Group Plc	2,654,022
14,949	Weir Group Plc (The)	500,278
76,154	WM Morrison Supermarkets Plc	351,135

	Total United Kingdom	36,638,277

	United States — 51.8%
31,600	3M Co.	2,768,160
65,600	Abbott Laboratories	3,713,616
5,200	Abercrombie & Fitch Co.-Class A	238,108
35,400	Accenture Plc.-Class A	2,107,716
12,200	ACE Ltd.	874,862

8	See accompanying notes to the financial statements.

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	United States — continued
16,800	Aetna, Inc.	785,568
2,100	Amazon.com, Inc. *	377,349
15,700	Ameren Corp.	503,499
24,800	American Capital Agency Corp. REIT	761,608
24,000	American Express Co.	1,269,360
6,300	American Tower Corp. REIT	394,254
7,300	Anadarko Petroleum Corp.	614,076
9,400	Apple, Inc. *	5,098,936
12,600	Assurant, Inc.	535,122
102,600	AT&T, Inc.	3,138,534
39,500	Automatic Data Processing, Inc.	2,145,640
1,500	AutoZone, Inc. *	561,720
5,700	AvalonBay Communities, Inc. REIT	739,119
16,400	Baker Hughes, Inc.	824,592
21,500	Baxter International, Inc.	1,249,795
13,200	Becton, Dickinson and Co.	1,006,104
5,900	Bed Bath & Beyond, Inc. *	352,466
23,800	Best Buy Co., Inc.	587,860
4,700	Boston Properties, Inc. REIT	477,285
19,500	Bristol – Myers Squibb Co.	627,315
9,200	Cabot Oil & Gas Corp.	320,896
4,100	Camden Property Trust REIT	254,200
18,000	Capital One Financial Corp.	910,800
11,500	Caterpillar, Inc.	1,313,415
31,500	CBS Corp.-Class B (Non Voting)	941,850
9,100	Celanese Corp.-Class A	432,887
17,600	CenterPoint Energy, Inc.	343,024
3,500	CF Industries Holdings Inc.	651,000
41,000	Chevron Corp.	4,473,920
1,700	Chipotle Mexican Grill, Inc. *	663,374
15,600	CH Robinson Worldwide, Inc.	1,032,252
38,500	Cisco Systems, Inc.	765,380
22,000	Coach, Inc.	1,646,480
91,800	Coca-Cola Co. (The)	6,413,148

See accompanying notes to the financial statements.	9

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	United States — continued
13,800	Cognizant Technology Solutions Corp.-Class A *	979,110
12,600	Comcast Corp.-Class A (Non-Voting)	360,234
17,400	Computer Sciences Corp.	552,624
7,100	Consolidated Edison, Inc.	412,510
11,200	Covidien Plc	585,200
6,100	CR Bard, Inc.	571,082
26,300	CSX Corp.	552,563
12,700	CVS Caremark Corp.	572,770
9,700	Danaher Corp.	512,451
28,500	Dell, Inc. *	493,050
4,200	Digital Realty Trust, Inc. REIT	304,500
9,400	DirectTV - Class A *	435,408
28,900	Discover Financial Services	867,289
4,500	Dollar Tree, Inc. *	398,295
6,800	Dominion Resources, Inc./Virginia	343,196
13,800	Dow Chemical Co. (The)	462,438
26,000	Duke Energy Corp.	543,920
7,900	Eastman Chemical Co.	427,627
25,400	Ecolab, Inc.	1,524,000
35,700	Eli Lilly & Co.	1,400,868
18,500	EMC Corp. *	512,265
6,600	Equity Residential REIT	375,474
1,700	Essex Property Trust, Inc. REIT	237,983
19,900	Exelon Corp.	777,493
18,900	Expeditors International of Washington, Inc.	824,607
20,300	Exxon Mobil Corp.	1,755,950
6,800	Fastenal Co.	358,224
11,100	FirstEnergy Corp.	491,619
8,800	FLIR Systems, Inc.	230,296
14,300	Forest Laboratories, Inc. *	465,036
4,200	Fossil, Inc. *	512,316
13,300	GameStop Corp.-Class A	302,974
45,200	General Motors Co. *	1,176,104
24,000	General Dynamics Corp.	1,757,520

10	See accompanying notes to the financial statements.

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	United States — continued
9,500	Genuine Parts Co.	595,460
9,600	Google, Inc.-Class A *	5,935,200
3,700	Green Mountain Coffee Roasters, Inc. *	240,389
31,200	Halliburton Co.	1,141,608
54,200	Hartford Financial Services Group, Inc. (The)	1,122,482
46,800	Hewlett-Packard Co.	1,184,508
10,700	Home Depot, Inc.	508,999
6,800	Honeywell International, Inc.	405,076
17,100	Hormel Foods Corp.	486,837
20,700	International Business Machines Corp.	4,072,311
13,300	Intuit, Inc.	769,272
800	Intuitive Surgical, Inc. *	409,296
147,200	Johnson & Johnson	9,579,776
4,000	Joy Global, Inc.	347,840
6,300	Kansas City Southern *	438,354
26,400	Kimberly–Clark Corp.	1,924,032
20,800	Kraft Foods, Inc.-Class A	791,856
8,800	L-3 Communications Holdings, Inc.	618,200
18,700	Las Vegas Sands Corp. *	1,039,907
12,200	Leucadia National Corp.	347,578
3,300	Liberty Media Corp. Capital-Class A *	296,637
9,700	Limited Brands, Inc.	451,341
4,900	Lululemon Athletica, Inc. *	328,398
21,400	Macy’s, Inc.	812,558
31,500	Marathon Oil Corp.	1,067,535
3,000	MasterCard, Inc.-Class A	1,260,000
13,900	McDonald’s Corp.	1,379,992
4,700	Mead Johnson Nutrition Co.	365,425
23,100	Medtronic, Inc.	880,572
119,100	Merck & Co., Inc.	4,546,047
228,400	Microsoft Corp.	7,249,416
6,400	Monsanto Co.	495,232
14,000	Monster Beverage Corp. *	800,660
7,800	Motorola Solutions, Inc.	388,440

See accompanying notes to the financial statements.	11

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	United States — continued
10,400	National Oilwell Varco, Inc.	858,312
23,500	Nike, Inc.-Class B	2,536,120
19,500	NiSource, Inc.	468,000
9,300	Norfolk Southern Corp.	640,770
5,100	Occidental Petroleum Corp.	532,287
35,400	Oracle Corp.	1,036,158
38,100	Paychex, Inc.	1,192,530
18,800	Pepco Holdings, Inc.	365,472
39,200	PepsiCo, Inc.	2,467,248
132,573	Pfizer, Inc.	2,797,291
26,100	Philip Morris International, Inc.	2,179,872
14,700	Pitney Bowes, Inc.	266,511
2,100	Precision Castparts Corp.	351,603
1,900	Priceline.com, Inc. *	1,191,338
13,800	ProLogis, Inc. REIT	464,508
8,200	Prudential Financial, Inc.	501,512
4,500	Public Storage REIT	603,315
56,900	Qualcomm, Inc.	3,538,042
5,900	Range Resources Corp.	375,712
20,100	Reynolds American, Inc.	842,793
5,000	Rockwell Automation, Inc.	399,900
12,700	Rockwell Collins, Inc.	752,983
9,200	Ross Stores, Inc.	490,636
3,200	Royal Gold, Inc.	222,240
20,600	RR Donnelley & Sons Co.	284,692
8,700	Sigma – Aldrich Corp.	624,573
7,100	Simon Property Group, Inc. REIT	961,908
32,700	SLM Corp.	515,352
15,100	Southern Co.	667,269
20,600	Starbucks Corp.	1,000,336
22,800	Stryker Corp.	1,222,992
7,800	St Jude Medical, Inc.	328,536
40,900	Sysco Corp.	1,203,278
13,300	Teradata Corp. *	885,115

12	See accompanying notes to the financial statements.

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	United States — continued
6,100	Tiffany & Co.	396,561
4,000	Time Warner Cable, Inc.	317,360
21,200	TJX Cos., Inc. (The)	776,132
16,800	Travelers Cos., Inc. (The)	973,896
27,915	UnitedHealth Group, Inc.	1,556,261
19,700	United Technologies Corp.	1,652,239
21,000	US Bancorp	617,400
44,800	Valero Energy Corp.	1,097,152
7,700	Varian Medical Systems, Inc. *	502,425
13,800	Verizon Communications, Inc.	525,918
3,300	VF Corp.	481,965
19,300	Viacom, Inc.-Class B	919,066
13,900	Virgin Media, Inc.	350,280
8,100	Visa, Inc.-Class A	942,597
80,900	Wal–Mart Stores, Inc.	4,779,572
17,300	WellPoint, Inc.	1,135,399
9,100	Western Digital Corp. *	357,175
4,600	Whole Foods Market, Inc.	371,404
19,200	Williams Cos., Inc.	573,696
4,800	WW Grainger, Inc.	997,104
5,200	Wynn Resorts Ltd.	616,408

	Total United States	178,982,734

	TOTAL COMMON STOCKS (COST $307,821,249)	329,880,403

	PREFERRED STOCKS — 0.2%

	Germany — 0.2%
12,089	Porsche Automobil Holding SE 1.04%	784,383

	TOTAL PREFERRED STOCKS (COST $692,255)	784,383

See accompanying notes to the financial statements.	13

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares / Par Value		Description	Value ($)

		MUTUAL FUNDS — 2.9%

		United States — 2.9%
		Affiliated Issuers
	406,533	GMO U.S. Treasury Fund	10,163,325

		TOTAL MUTUAL FUNDS (COST $10,166,741)	10,163,325

		SHORT-TERM INVESTMENTS — 0.8%

		Time Deposits — 0.8%
AUD	9,383	Brown Brothers Harriman (Grand Cayman) Time Deposit, 3.48%, due 03/01/12	10,063
CAD	2,285	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.24%, due 03/01/12	2,309
CHF	9,226	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/12	10,198
DKK	52,428	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.02%, due 03/01/12	9,395
EUR	11,287	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 03/01/12	15,038
HKD	94,727	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/12	12,213
JPY	974,120	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/12	11,983
NOK	58,345	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.65%, due 03/01/12	10,439
SEK	205,227	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.70%, due 03/01/12	31,016
SGD	12,461	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/12	9,964
USD	2,500,000	HSBC Bank (New York) Time Deposit, 0.03%, due 03/01/12	2,500,000
GBP	15,299	JPMorgan Chase (New York) Time Deposit, 0.10%, due 03/01/12	24,339
USD	216,438	JPMorgan Chase (New York) Time Deposit, 0.03%, due 03/01/12	216,438

		Total Time Deposits	2,863,395

		TOTAL SHORT-TERM INVESTMENTS (COST $2,863,395)	2,863,395

		TOTAL INVESTMENTS — 99.4% (Cost $321,543,640)	343,691,506
		Other Assets and Liabilities (net) — 0.6%	1,925,920

		TOTAL NET ASSETS — 100.0%	$345,617,426

14	See accompanying notes to the financial statements.

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

A summary of outstanding financial instruments at February 29, 2012 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
4/20/12	Barclays Bank PLC	CAD	429,283	$433,383	$3,007
4/20/12	Brown Brothers Harriman & Co.	GBP	1,287,643	2,047,785	13,565
4/20/12	JPMorgan Chase Bank, N.A.	GBP	674,663	1,072,941	7,933
4/20/12	Morgan Stanley & Co. International PLC	GBP	990,761	1,575,643	10,116
4/20/12	Bank of America, N.A.	HKD	7,800,772	1,005,857	(84)
4/20/12	Deutsche Bank AG	HKD	32,020,951	4,128,888	(716)
4/20/12	Royal Bank of Scotland PLC	HKD	20,189,866	2,603,348	(397)
4/20/12	State Street Bank and Trust Company	HKD	7,703,303	993,290	(171)
4/20/12	Bank of America, N.A.	SEK	3,009,841	453,979	3,533
4/20/12	Bank of New York Mellon	SEK	5,162,681	778,695	5,125
4/20/12	Brown Brothers Harriman & Co.	SEK	4,003,522	603,857	4,622
4/20/12	Bank of America, N.A.	SGD	1,544,058	1,234,646	5,604
4/20/12	Bank of New York Mellon	SGD	3,066,619	2,452,102	11,537
4/20/12	JPMorgan Chase Bank, N.A.	SGD	3,392,840	2,712,952	12,079
4/20/12	Morgan Stanley & Co. International PLC	SGD	1,646,540	1,316,592	5,375
4/20/12	Royal Bank of Scotland PLC	SGD	1,943,689	1,554,195	6,115
4/20/12	State Street Bank and Trust Company	SGD	2,843,540	2,273,726	11,634

				$27,241,879	$98,877

Sales #
4/20/12	Bank of New York Mellon	AUD	953,638	$1,016,928	$3,783
4/20/12	Barclays Bank PLC	CHF	681,600	753,815	(5,864)
4/20/12	JPMorgan Chase Bank, N.A.	CHF	1,297,087	1,434,512	(10,190)
4/20/12	Royal Bank of Scotland PLC	CHF	214,708	237,456	(2,053)
4/20/12	Bank of America, N.A.	EUR	2,827,242	3,767,526	(29,262)
4/20/12	Brown Brothers Harriman & Co.	EUR	1,803,658	2,403,519	(18,289)
4/20/12	Deutsche Bank AG	EUR	624,763	832,547	(6,048)

See accompanying notes to the financial statements.	15

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Forward Currency Contracts — continued

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
4/20/12	JPMorgan Chase Bank, N.A.	EUR	3,973,281	$5,294,714	$(47,003)
4/20/12	Morgan Stanley & Co. International PLC	EUR	1,730,520	2,306,056	(9,236)
4/20/12	Bank of New York Mellon	JPY	56,992,510	701,402	14,005
4/20/12	Deutsche Bank AG	JPY	204,437,984	2,516,002	144,413
4/20/12	JPMorgan Chase Bank, N.A.	JPY	116,965,939	1,439,490	29,471
4/20/12	Deutsche Bank AG	NOK	4,122,132	735,930	(26,362)

				$23,439,897	$37,365

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
69	TOPIX	March 2012	$7,096,086	$796,211
51	FTSE/MIB	March 2012	5,549,668	415,886
2	MSCI Singapore	March 2012	110,828	291

			$12,756,582	$1,212,388

Sales
14	S&P Toronto 60	March 2012	$2,031,270	$(86,118)
16	SPI 200	March 2012	1,832,252	(30,501)
11	OMXS 30	March 2012	183,389	(3,709)

			$4,046,911	$(120,328)

As of February 29, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

16	See accompanying notes to the financial statements.

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*	Non-income producing security.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

See accompanying notes to the financial statements.	17

GMO Developed World Stock Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments in unaffiliated issuers, at value (cost $311,376,899) (Note 2)	$333,528,181
Investments in affiliated issuers, at value (cost $10,166,741) (Notes 2 and 10)	10,163,325
Foreign currency, at value (cost $39) (Note 2)	38
Dividends receivable	1,001,923
Foreign taxes receivable	13,920
Unrealized appreciation on open forward currency contracts (Note 4)	291,917
Due from broker on open futures contracts (Note 2)	1,280,584
Receivable for expenses reimbursed by Manager (Note 5)	8,729
Miscellaneous receivable	333

Total assets	346,288,950

Liabilities:
Payable for investments purchased	145,357
Payable to affiliate for (Note 5):
Management fee	122,142
Shareholder service fee	32,940
Trustees and Trust Officers or agents unaffiliated with the Manager	894
Payable for foreign currency purchased	1,606
Payable for variation margin on open futures contracts (Note 4)	94,424
Unrealized depreciation on open forward currency contracts (Note 4)	155,675
Accrued expenses	118,486

Total liabilities	671,524

Net assets	$345,617,426

18	See accompanying notes to the financial statements.

GMO Developed World Stock Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012 — (Continued)

Net assets consist of:
Paid-in capital	$427,222,146
Accumulated undistributed net investment income	1,917,635
Accumulated net realized loss	(106,900,730)
Net unrealized appreciation	23,378,375

$345,617,426

Net assets attributable to:
Class III shares	$147,628,890

Class IV shares	$197,988,536

Shares outstanding:
Class III	8,044,913

Class IV	10,781,752

Net asset value per share:
Class III	$18.35

Class IV	$18.36

See accompanying notes to the financial statements.	19

GMO Developed World Stock Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Dividends (net of withholding taxes of $567,907)	$10,509,088
Dividends from affiliated issuers (Note 10)	4,767
Interest	1,756

Total investment income	10,515,611

Expenses:
Management fee (Note 5)	1,585,402
Shareholder service fee – Class III (Note 5)	242,778
Shareholder service fee – Class IV (Note 5)	190,459
Custodian and fund accounting agent fees	218,548
Audit and tax fees	75,522
Transfer agent fees	42,250
Legal fees	10,343
Trustees fees and related expenses (Note 5)	5,673
Registration fees	1,711
Miscellaneous	26,375

Total expenses	2,399,061
Fees and expenses reimbursed by Manager (Note 5)	(371,304)
Expense reductions (Note 2)	(7)

Net expenses	2,027,750

Net investment income (loss)	8,487,861

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,905,318
Investments in affiliated issuers	5,045
Realized gains distributions from affiliated issuers (Note 10)	2,432
Futures contracts	(2,355,675)
Swap agreements	(161,559)
Foreign currency, forward contracts and foreign currency related transactions	291,199

Net realized gain (loss)	(313,240)

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(17,895,867)
Investments in affiliated issuers	(3,416)
Futures contracts	507,435
Foreign currency, forward contracts and foreign currency related transactions	278,211

Net unrealized gain (loss)	(17,113,637)

Net realized and unrealized gain (loss)	(17,426,877)

Net increase (decrease) in net assets resulting from operations	$(8,939,016)

20	See accompanying notes to the financial statements.

GMO Developed World Stock Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$8,487,861	$7,059,392
Net realized gain (loss)	(313,240)	3,518,289
Change in net unrealized appreciation (depreciation)	(17,113,637)	61,745,938

Net increase (decrease) in net assets from operations	(8,939,016)	72,323,619

Distributions to shareholders from:
Net investment income
Class III	(4,483,368)	(4,894,827)
Class IV	(5,801,292)	(4,765,301)

Total distributions from net investment income	(10,284,660)	(9,660,128)

Net share transactions (Note 9):
Class III	(53,027,730)	6,993,972
Class IV	5,848,639	4,933,764

Increase (decrease) in net assets resulting from net share transactions	(47,179,091)	11,927,736

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	118,857	22,800
Class IV	158	125

Increase in net assets resulting from purchase premiums and redemption fees	119,015	22,925

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(47,060,076)	11,950,661

Total increase (decrease) in net assets	(66,283,752)	74,614,152

Net assets:
Beginning of period	411,901,178	337,287,026

End of period (including accumulated undistributed net investment income of $1,917,635 and $3,284,482, respectively)	$345,617,426	$411,901,178

See accompanying notes to the financial statements.	21

GMO Developed World Stock Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$19.24		$16.28		$11.34		$21.88		$24.58

Income (loss) from investment operations:
Net investment income (loss)†	0.43		0.33		0.29		0.51		0.54
Net realized and unrealized gain (loss)	(0.78	)(a)	3.09		5.03		(10.20)		(0.74)

Total from investment operations	(0.35)		3.42		5.32		(9.69)		(0.20)

Less distributions to shareholders:
From net investment income	(0.54)		(0.46)		(0.38)		(0.64)		(0.67)
From net realized gains	—		—		—		(0.21)		(1.83)

Total distributions	(0.54)		(0.46)		(0.38)		(0.85)		(2.50)

Net asset value, end of period	$18.35		$19.24		$16.28		$11.34		$21.88

Total Return(b)	(1.64)%		21.41%		47.03%		(45.56)%		(1.73)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$147,629		$210,780		$171,842		$155,560		$309,609
Net expenses to average daily net assets	0.60	%(c)(e)	0.60	%(c)(e)	0.60	%(c)	0.61	%(d)	0.62	%(d)
Net investment income (loss) to average daily net assets	2.40%		1.93%		1.93%		2.79%		2.15%
Portfolio turnover rate	56%		34%		47%		50%		53%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.11%		0.11%		0.11%		0.12%		0.11%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.01		$0.00	(f)	$0.02		$0.01		$0.02

(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing or purchases and redemptions of the Fund shares in relation to fluctuating market values of the investments of the Fund.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

22	See accompanying notes to the financial statements.

GMO Developed World Stock Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)

(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$19.26		$16.30		$11.35		$21.90		$24.59

Income (loss) from investment operations:
Net investment income (loss)†	0.44		0.34		0.30		0.51		0.56
Net realized and unrealized gain (loss)	(0.79	)(a)	3.09		5.04		(10.20)		(0.74)

Total from investment operations	(0.35)		3.43		5.34		(9.69)		(0.18)

Less distributions to shareholders:
From net investment income	(0.55)		(0.47)		(0.39)		(0.65)		(0.68)
From net realized gains	—		—		—		(0.21)		(1.83)

Total distributions	(0.55)		(0.47)		(0.39)		(0.86)		(2.51)

Net asset value, end of period	$18.36		$19.26		$16.30		$11.35		$21.90

Total Return(b)	(1.61)%		21.44%		47.16%		(45.52)%		(1.66)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$197,989		$201,121		$165,445		$112,438		$206,408
Net expenses to average daily net assets	0.55	%(c)(e)	0.55	%(c)(e)	0.55	%(c)	0.56	%(d)	0.57	%(d)
Net investment income (loss) to average daily net assets	2.42%		1.98%		1.94%		2.82%		2.22%
Portfolio turnover rate	56%		34%		47%		50%		53%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.11%		0.11%		0.11%		0.12%		0.11%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.00	(f)	$0.00	(f)	—	(g)	—	(g)	—	(g)

(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing or purchases and redemptions of the Fund shares in relation to fluctuating market values of the investments of the Fund.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
(g)	The class received no purchase premiums or redemption fees.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	23

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO Developed World Stock Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks high total return. The Manager seeks to achieve the Fund’s investment objective by investing in stocks or groups of stocks that the Manager believes will provide higher returns than the MSCI World Index.

The Manager uses active investment management methods, which means that stocks are bought and sold according to the Manager’s evaluation of companies’ published financial information, securities’ prices, equity and bond markets, and the overall economy.

In selecting stocks for the Fund, the Manager may use a combination of quantitative and qualitative investment methods to identify stocks that the Manager believes present positive return potential relative to other stocks. Some of these methods evaluate individual stocks or a group of stocks (e.g., stocks of companies in a particular industry) based on the ratio of their price to historical financial information, including book value, cash flow and earnings, and forecasted financial information provided by industry analysts. The Manager may compare these ratios to industry or market averages in assessing the relative attractiveness of a stock or a group of stocks. Other methods used by the Manager focus on evaluating patterns of price movement or volatility of a stock or group of stocks relative to the Fund’s investment universe. The Manager also may adjust the Fund’s portfolio for factors such as position size, market capitalization, and exposure to groups such as industry, sector, country or currency.

As a substitute for direct investments in stocks, the Manager may use exchange-traded and over-the-counter (“OTC”) derivatives. The Manager also may use derivatives: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund’s investment exposure; and (iii) to effect transactions intended as substitutes for securities lending. Derivatives used may include futures, options, forward currency contracts and swap contracts. In addition, the Fund may lend its portfolio securities.

Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds (the “underlying funds”) or derivatives) at least 80% of its assets in stocks tied economically to developed markets. For this purpose, the term “stock” refers to investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities and depositary receipts, and the term “developed markets” refers to those countries included in the MSCI World Index, a global developed markets equity

24

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

index, and countries with similar characteristics (e.g., countries that have sustained economic development, sufficient liquidity for listed companies and accessible markets). The Manager may make investments tied economically to emerging countries.

For cash management purposes, the Fund may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund normally does not take temporary defensive positions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

Throughout the year ended February 29, 2012, the Fund had two classes of shares outstanding: Class III and Class IV. Each class of shares bears a different shareholder service fee.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. For the year ended February 29, 2012, the Fund did not reduce the value of any of its OTC derivatives contracts based on the creditworthiness of its counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

25

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The foregoing pricing methodologies are modified for the fair value of equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service as of February 29, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	42.7%
Futures Contracts	0.3%

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

26

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs such as fair value adjustments provided by an independent pricing service and applied to equity securities, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives, due to market events that have occurred since the local market close but prior to the close of the NYSE.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Common Stocks
Australia	$158,262	$2,222,324	$—	$2,380,586
Austria	—	1,183,313	—	1,183,313
Belgium	—	52,955	—	52,955
Canada	3,940,240	—	—	3,940,240
Finland	—	723,137	—	723,137
France	—	21,295,182	—	21,295,182
Germany	—	11,240,345	—	11,240,345
Hong Kong	—	287,458	—	287,458
Ireland	—	1,249,161	—	1,249,161
Italy	—	12,044,620	—	12,044,620
Japan	—	35,749,643	—	35,749,643
Netherlands	—	836,569	—	836,569
Norway	—	984,719	—	984,719
Singapore	—	5,174,456	—	5,174,456
Spain	—	13,826,315	—	13,826,315
Sweden	—	213,154	—	213,154
Switzerland	—	3,077,539	—	3,077,539

27

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

ASSET VALUATION INPUTS — continued

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

United Kingdom	$—	$36,638,277	$—	$36,638,277
United States	178,982,734	—	—	178,982,734

TOTAL COMMON STOCKS	183,081,236	146,799,167	—	329,880,403

Preferred Stocks
Germany	—	784,383	—	784,383

TOTAL PREFERRED STOCKS	—	784,383	—	784,383

Mutual Funds
United States	10,163,325	—	—	10,163,325

TOTAL MUTUAL FUNDS	10,163,325	—	—	10,163,325

Short-Term Investments	2,863,395	—	—	2,863,395

Total Investments	196,107,956	147,583,550	—	343,691,506

Derivatives *
Forward Currency Contracts Foreign Currency Risk	—	291,917	—	291,917
Futures Contracts Equity Risk	—	1,212,388	—	1,212,388

Total Derivatives	—	1,504,305	—	1,504,305

Total	$196,107,956	$149,087,855	$—	$345,195,811

28

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Derivatives *
Forward Currency Contracts Foreign Currency Risk	$—	$(155,675)	$—	$(155,675)
Futures Contracts Equity Risk	(86,118)	(34,210)	—	(120,328)

Total Derivatives	(86,118)	(189,885)	—	(276,003)

Total	$(86,118)	$(189,885)	$—	$(276,003)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

The fund held no investments or derivative financial instruments directly at either February 28, 2011 or February 29, 2012, whose fair value was categorized using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of

29

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 29, 2012, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, foreign currency transactions, losses on wash sale transactions, passive foreign investment company transactions, post-October capital losses and redemption in-kind transactions.

30

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The tax character of distributions declared to shareholders is as follows:

	February 29, 2012	February 28, 2011
Ordinary income (including any net short-term capital gain)	$10,284,660	$9,660,128

Total distributions	$10,284,660	$9,660,128

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 29, 2012, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$2,280,371

Other Tax Attributes:
Capital loss carryforwards	$(99,704,104)
Post-October capital loss deferral	$(2,246,862)

As of February 29, 2012, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Due to recent tax law changes, net capital losses recognized in taxable years beginning after February 28, 2011 shall be carried forward indefinitely and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses realized in years beginning prior to February 28, 2011. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Utilization of the capital loss carryforwards, post-October capital losses, and losses realized subsequent to February 29, 2012, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Fund’s capital loss carryforwards expire as follows:

	Short-Term	Long-Term	Total
February 28, 2017	$(9,781,260)	Not Applicable	$(9,781,260)
February 28, 2018	(76,431,352)	Not Applicable	(76,431,352)
February 28, 2019	(13,491,492)	Not Applicable	(13,491,492)

Total	$(99,704,104)	$—	$(99,704,104)

31

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$326,755,725	$34,806,121	$(17,870,340)	$16,935,781

For the year ended February 29, 2012, the Fund had net realized losses attributed to redemption in-kind transactions of $1,508,533.

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2009 through February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are

32

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (See Note 5).

Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s custodian and fund accounting agent. State Street Bank and Trust Company (“State Street”) serves as the Fund’s transfer agent. BBH’s and State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

For the year ended February 29, 2012, the premium on cash purchases and the fee on cash redemptions of Fund shares were each 0.25% of the amount invested or redeemed. An additional purchase premium and redemption fee of 0.005% is charged for any purchases/redemptions (or any portion of a purchase/redemption) effected in a currency other than the U.S. dollar.

Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).

If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion.

The Manager may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

The Manager will waive or reduce the purchase premium when securities are used to purchase the Fund’s shares except to the extent that the Fund incurs transaction costs (e.g., stamp duties or transfer fees) in connection with the transfer of those securities. The Fund may waive or reduce redemption fees when it uses portfolio securities to redeem its shares. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may nonetheless charge a redemption fee equal to known or estimated costs.

Purchase premiums or redemption fees generally will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

33

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the 1940 Act and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were

34

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

35

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

36

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

37

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 29, 2012, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying

38

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 29, 2012, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the year.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the year.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

39

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses in the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to

40

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees) and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 29, 2012, the Fund used swap agreements to achieve returns comparable to holding and lending a direct equity position. The Fund had no swap agreements outstanding at the end of the year.

41

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the year ended February 29, 2012, the Fund held rights and/or warrants received as a result of corporate actions. The Fund held no rights or warrants at the end of the year.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$291,917	$—	$—	$—	$291,917
Unrealized appreciation on futures contracts *	—	—	—	1,212,388	—	1,212,388

Total	$—	$291,917	$—	$1,212,388	$—	$1,504,305

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(155,675)	$—	$—	$—	$(155,675)
Unrealized depreciation on futures contracts *	—	—	—	(120,328)	—	(120,328)

Total	$—	$(155,675)	$—	$(120,328)	$—	$(276,003)

42

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$—	$—	$(79,666)	$—	$(79,666)
Forward currency contracts	—	327,634	—	—	—	327,634
Futures contracts	—	—	—	(2,355,675)	—	(2,355,675)
Swap agreements	—	—	—	(161,559)	—	(161,559)

Total	$—	$327,634	$—	$(2,596,900)	$—	$(2,269,266)

Change in Unrealized Appreciation (Depreciation) on:
Investments (rights and/or warrants)	$—	$—	$—	$47,076	$—	$47,076
Forward currency contracts	—	283,261	—	—	—	283,261
Futures contracts	—	—	—	507,435	—	507,435

Total	$—	$283,261	$—	$554,511	$—	$837,772

^	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.
*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Period end variation margin on open futures contracts is reported within the Statement of Assets and Liabilities.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts, rights and/or warrants), notional amounts (swap agreements) or principal amounts (options) outstanding at each month-end, was as follows for the year ended February 29, 2012.

	Forward currency contracts	Futures contracts	Rights and/or warrants	Swap agreements
Average amount outstanding	$59,044,660	$17,175,237	$57,898	$69,427

43

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.45% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares and 0.10% for Class IV shares.

The Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including shareholder service fees and certain other expenses) exceeds 0.45% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover specified costs that the Fund may incur as a result of investing in U.S. Treasury Fund. These agreements will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $5,673 and $2,639, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2012, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
< 0.001%	0.000%	< 0.001%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2012 aggregated $198,456,674 and $223,652,326, respectively.

Proceeds from sales of securities for in-kind transactions for the year ended February 29, 2012 were $26,161,353.

44

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, 85.95% of the outstanding shares of the Fund were held by four shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, 0.03% of the shares of the Fund were held by senior management of the Manager and GMO Trust officers and none of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class III:	Shares	Amount	Shares	Amount
Shares sold	502,340	$8,731,930	350,679	$6,192,421
Shares issued to shareholders in reinvestment of distributions	183,167	3,193,353	227,058	3,832,385
Shares repurchased	(3,596,499)	(64,953,013)	(176,281)	(3,030,834)
Purchase premiums	—	21,878	—	15,520
Redemption fees	—	96,979	—	7,280

Net increase (decrease)	(2,910,992)	$(52,908,873)	401,456	$7,016,772

45

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class IV:	Shares	Amount	Shares	Amount
Shares sold	3,336	$56,634	9,942	$168,463
Shares issued to shareholders in reinvestment of distributions	335,299	5,801,292	281,957	4,765,301
Shares repurchased	(530)	(9,287)	—	—
Purchase premiums	—	142	—	125
Redemption fees	—	16	—	—

Net increase (decrease)	338,105	$5,848,797	291,899	$4,933,889

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO U.S. Treasury Fund	$11,923,000	$36,666,000	$38,427,304	$4,767	$2,432	$10,163,325

46

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO Developed World Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Developed World Stock Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

47

GMO Developed World Stock Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

48

GMO Developed World Stock Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *

Class III
1) Actual	0.60%	$1,000.00	$1,070.50	$3.09
2) Hypothetical	0.60%	$1,000.00	$1,021.88	$3.02

Class IV
1) Actual	0.55%	$1,000.00	$1,070.50	$2.83
2) Hypothetical	0.55%	$1,000.00	$1,022.13	$2.77

*	Expenses are calculated using each Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

49

GMO Developed World Stock Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

For taxable, non-corporate shareholders, 93.27% of the Fund’s income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 39.33% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 qualified for the dividends-received deduction.

50

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

51

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 –present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

52

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

53

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President – Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 – present), Clerk (May 2011-present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

54

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

55

GMO Domestic Bond Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Domestic Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Domestic Bond Fund returned 0.0% for the fiscal year ended February 29, 2012, as compared with +8.8% for the Barclays Capital U.S. Government Index.

The Fund underperformed its benchmark during the fiscal year by 8.9%. As it is not pursuing an active investment program, the Fund carries a significant bond underweight with respect to its benchmark; this underweight contributed negatively during the fiscal year in the context of the rally in bonds throughout the period. Since April 2009, the Fund has declared and paid dividends when it has acquired a meaningful cash position rather than reinvesting that cash in portfolio securities.

The Fund’s underperformance is attributable to its 82% investment in GMO Short Duration Collateral Fund (SDCF). SDCF returned +0.1% for the fiscal year ended February 29, 2012, as compared with +0.6% for its benchmark, the J.P. Morgan U.S. 3 Month Cash Index. SDCF underperformed its benchmark during the fiscal year by 0.4%, with negative performance attributable to the spread widening in some asset-backed security holdings.

Overall, asset-backed securities held indirectly through SDCF detracted during the fiscal year. While many asset-backed securities performed well, spreads on U.S. government guaranteed student loans widened in connection with the U.S. Treasury downgrade. Further, subprime mortgages were impacted negatively throughout the fiscal year. SDCF’s asset-backed holdings experienced credit downgrades during the fiscal year: SDCF had 49 securities downgraded during the fiscal year, representing 13% of its market value from the beginning of the period. At fiscal year-end, about 34% of SDCF’s portfolio was rated AAA, 61% of the portfolio was rated single-A or better, and 25% of the portfolio was rated below BBB.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in

GMO Domestic Bond Fund Class III Shares and the

Barclays Capital U.S. Government Index

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, please call (617) 330-7500. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2012. All information is unaudited. Performance for classes may vary due to different fees.

GMO Domestic Bond Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	92.2%
Short-Term Investments	7.7
Swap Agreements	(0.0)^
Other	0.1

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

^	Rounds to 0.0%.

1

GMO Domestic Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Par Value ($) / Shares	Description	Value ($)

	DEBT OBLIGATIONS — 11.1%

	Corporate Debt — 2.9%
9,312,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	9,561,785

	U.S. Government — 8.2%
25,946,307	U.S. Treasury Inflation Indexed Note, 0.63%, due 04/15/13 (a)	26,809,826

	TOTAL DEBT OBLIGATIONS (COST $36,141,681)	36,371,611

	MUTUAL FUNDS — 85.8%

	Affiliated Issuers — 85.8%
45,578,624	GMO Short-Duration Collateral Fund	271,648,602
1,483	GMO Special Purpose Holding Fund (b)	741
446,414	GMO U.S. Treasury Fund	11,160,351

	TOTAL MUTUAL FUNDS (COST $300,807,553)	282,809,694

	SHORT-TERM INVESTMENTS — 3.1%

	Money Market Funds — 3.1%
10,300,348	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (c)	10,300,348

	TOTAL SHORT-TERM INVESTMENTS (COST $10,300,348)	10,300,348

	TOTAL INVESTMENTS — 100.0% (Cost $347,249,582)	329,481,653
	Other Assets and Liabilities (net) — 0.00%	75,599

	TOTAL NET ASSETS — 100.0%	$329,557,252

2	See accompanying notes to the financial statements.

GMO Domestic Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

A summary of outstanding financial instruments at February 29, 2012 is as follows:

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread(1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract(2)	Net Unrealized Appreciation/ (Depreciation)
11,500,000	USD	3/20/2013	Barclays Bank PLC	(Pay)	0.61%	0.40%	Health Care Properties	NA	$(39,074)

							Premiums to (Pay) Receive		$—

^	Receive - Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection in an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(Pay) - Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of February 29, 2012, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

As of February 29, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.	3

GMO Domestic Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Notes to Schedule of Investments:

MTN - Medium Term Note

(a)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(b)	Underlying investment represents interests in defaulted claims. See “Other matters” in Notes to Financial Statements for additional information.

(c)	The rate disclosed, the 7 day net yield, is as of February 29, 2012. Note: Yield rounds to 0.00%.

Currency Abbreviations:

USD - United States Dollar

4	See accompanying notes to the financial statements.

GMO Domestic Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments in unaffiliated issuers, at value (cost $46,442,029) (Note 2)	$46,671,959
Investments in affiliated issuers, at value (cost $300,807,553) (Notes 2 and 10)	282,809,694
Receivable for investments sold	6,328,357
Dividends and interest receivable	65,881
Receivable for expenses reimbursed by Manager (Note 5)	24,091

Total assets	335,899,982

Liabilities:
Payable for investments purchased	6,198,626
Payable to affiliate for (Note 5):
Management fee	25,909
Shareholder service fee	19,470
Trustees and Trust Officers or agents unaffiliated with the Manager	874
Payable for open swap agreements (Note 4)	39,074
Accrued expenses	58,777

Total liabilities	6,342,730

Net assets	$329,557,252

Net assets consist of:
Paid-in capital	$368,664,474
Distributions in excess of net investment income	(114,424)
Accumulated net realized loss	(21,185,795)
Net unrealized depreciation	(17,807,003)

$329,557,252

Net assets attributable to:
Class III shares	$69,834,252

Class VI shares	$259,723,000

Shares outstanding:
Class III	2,708,119

Class VI	10,041,055

Net asset value per share:
Class III	$25.79

Class VI	$25.87

See accompanying notes to the financial statements.	5

GMO Domestic Bond Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Dividends from affiliated issuers (Note 10)	$4,617,863
Interest	1,007,809
Dividends from unaffiliated issuers	336

Total investment income	5,626,008

Expenses:
Management fee (Note 5)	403,294
Shareholder service fee – Class III (Note 5)	128,437
Shareholder service fee – Class VI (Note 5)	174,718
Custodian, fund accounting agent and transfer agent fees	59,871
Audit and tax fees	54,288
Legal fees	14,494
Registration fees	9,117
Trustees fees and related expenses (Note 5)	6,444
Miscellaneous	15,048

Total expenses	865,711
Fees and expenses reimbursed by Manager (Note 5)	(348,548)

Net expenses	517,163

Net investment income (loss)	5,108,845

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	136,803
Investments in affiliated issuers	8
Realized gains distributions from affiliated issuers (Note 10)	156
Swap agreements	(71,124)

Net realized gain (loss)	65,843

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(815,044)
Investments in affiliated issuers	(6,018,943)
Swap agreements	31,800

Net unrealized gain (loss)	(6,802,187)

Net realized and unrealized gain (loss)	(6,736,344)

Net increase (decrease) in net assets resulting from operations	$(1,627,499)

6	See accompanying notes to the financial statements.

GMO Domestic Bond Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$5,108,845	$8,567,060
Net realized gain (loss)	65,843	(1,692,963)
Change in net unrealized appreciation (depreciation)	(6,802,187)	45,516,138

Net increase (decrease) in net assets from operations	(1,627,499)	52,390,235

Distributions to shareholders from:
Net investment income
Class III	(1,041,671)	(1,756,513)
Class VI	(4,130,393)	(6,704,779)

Total distributions from net investment income	(5,172,064)	(8,461,292)

Return of capital
Class III	(40,380,611)	(49,386,398)
Class VI	(149,746,151)	(176,952,317)

Total distributions from return of capital	(190,126,762)	(226,338,715)

	(195,298,826)	(234,800,007)

Net share transactions (Note 9):
Class III	(8,743,602)	(13,361,510)
Class VI	(3,855,947)	(53,179,239)

Increase (decrease) in net assets resulting from net share transactions	(12,599,549)	(66,540,749)

Total increase (decrease) in net assets	(209,525,874)	(248,950,521)

Net assets:
Beginning of period	539,083,126	788,033,647

End of period (including distributions in excess of net investment income of $114,424 and accumulated undistributed net investment income of $19,794, respectively)	$329,557,252	$539,083,126

See accompanying notes to the financial statements.	7

GMO Domestic Bond Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2012(a)	2011(a)		2010(a)	2009(a)		2008(a)
Net asset value, beginning of period	$41.13	$53.91		$71.91	$85.23		$88.29

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.37	0.54		0.81	3.51		3.78
Net realized and unrealized gain (loss)	(0.50)	3.06		11.97	(12.24)		(0.09)

Total from investment operations	(0.13)	3.60		12.78	(8.73)		3.69

Less distributions to shareholders:
From net investment income	(0.34)	(0.54)		(1.44)	(4.50)		(6.75)
From net realized gains	—	—		(4.14)	(0.09)		—
Return of capital	(14.87)	(15.84)		(25.20)	—		—

Total distributions	(15.21)	(16.38)		(30.78)	(4.59)		(6.75)

Net asset value, end of period	$25.79	$41.13		$53.91	$71.91		$85.23

Total Return(c)	(0.03)%	8.19%		23.87%	(10.39)%		4.35%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$69,834	$120,397		$173,619	$337,524		$144,286
Net expenses to average daily net assets(d)	0.20%	0.20	%(e)	0.21%	0.26	%(e)	0.25	%(e)
Net investment income (loss) to average daily net assets(b)	1.18%	1.25%		1.37%	4.43%		4.28%
Portfolio turnover rate	13%	8%		30%	68%		22%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.09%	0.08%		0.07%	0.02%		0.03%
Redemption fees consisted of the following per share amounts:†	—	—		$0.00 (f)	$0.00	(f)	—

(a)	Per share amounts were adjusted to reflect a 1:9 reverse stock split effective January 17, 2012.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

8	See accompanying notes to the financial statements.

GMO Domestic Bond Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)

(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,
	2012(a)	2011(a)		2010(a)	2009(a)		2008(a)
Net asset value, beginning of period	$41.22	$53.91		$71.91	$85.32		$88.38

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.41	0.63		0.81	3.96		5.13
Net realized and unrealized gain (loss)	(0.53)	3.15		11.97	(12.69)		(1.35)

Total from investment operations	(0.12)	3.78		12.78	(8.73)		3.78

Less distributions to shareholders:
From net investment income	(0.36)	(0.63)		(1.53)	(4.59)		(6.84)
From net realized gains	—	—		(4.14)	(0.09)		—
Return of capital	(14.87)	(15.84)		(25.11)	—		—

Total distributions	(15.23)	(16.47)		(30.78)	(4.68)		(6.84)

Net asset value, end of period	$25.87	$41.22		$53.91	$71.91		$85.32

Total Return(c)	0.02%	8.46%		23.87%	(10.40)%		4.42%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$259,723	$418,686		$614,415	$720,731		$581,526
Net expenses to average daily net assets(d)	0.11%	0.11	%(e)	0.12%	0.16	%(e)	0.16	%(e)
Net investment income (loss) to average daily net assets(b)	1.29%	1.33%		1.43%	5.02%		5.87%
Portfolio turnover rate	13%	8%		30%	68%		22%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.09%	0.08%		0.08%	0.02%		0.03%
Redemption fees consisted of the following per share amounts:†	—	—		$0.00 (f)	$0.00	(f)	—

(a)	Per share amounts were adjusted to reflect a 1:9 reverse stock split effective January 17, 2012.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	9

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO Domestic Bond Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund is not pursuing an investment objective or an active investment program.

The Fund principally holds shares of GMO Short-Duration Collateral Fund (“SDCF”) (a Fund that primarily holds U.S. asset-backed securities) and GMO U.S. Treasury Fund.

The Fund has also invested in and may continue to hold: U.S. bonds (including U.S. government bonds, U.S. corporate bonds and asset-backed securities); derivatives, including without limitation, futures contracts, reverse repurchase agreements, credit default swaps and other swap contracts; shares of GMO U.S. Treasury Fund (for cash management purposes); and foreign bonds.

Because of the deterioration in credit markets that became acute in 2008, the Fund, including through its investment in SDCF, currently has and is expected to continue to have material exposure to below investment grade U.S. asset-backed securities (also known as “junk bonds”). The Fund is not limited in its use of derivatives or in the absolute face value of its derivatives positions, and, as a result, the Fund may be leveraged in relation to its assets.

The Manager does not seek to maintain a specified interest rate duration for the Fund.

Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds (the “underlying funds”) or derivatives) at least 80% of its assets in bonds tied economically to the U.S. The term “bond” includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward or option).

As of February 29, 2012, the Fund had two classes of shares outstanding: Class III and Class VI. Each class of shares bears a different shareholder service fee.

On November 17, 2011, the Fund’s Board of Trustees approved a reverse stock split for Class III and Class VI of the Fund of one new share for every nine current shares. The reverse splits were effective for shareholders of record after the close of the New York Stock Exchange (“NYSE”) on January 13, 2012. Transactions in shares were effected at the relevant class’s post-split price starting January 17, 2012. The ticker symbols and cusips for the share classes did not change.

10

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The reverse splits reduced the number of shares outstanding for the share classes, and resulted in a proportionate increase in the price per share of each share class. The reverse splits did not change the value of a shareholder’s investment. Every nine pre-split shares held by a shareholder resulted in the receipt of one post-split share, which is priced nine times higher than the pre-split shares.

Since April 2009, the Fund has declared and paid distributions when it has acquired a meaningful cash position rather than reinvesting that cash in portfolio securities. The Fund currently intends to continue this practice. A substantial portion of any such distributions could constitute a return of capital to shareholders for tax purposes.

The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). As of February 29, 2012, shares of SCDF and GMO Special Purpose Holding Fund (“SPHF”) were not publicly available for direct purchase.

The Fund currently limits subscriptions.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio Valuation

Typically, the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of February 29, 2012, the total value of securities held directly and/or indirectly for which no alternative pricing source was available represented 6.9% of the net assets of the Fund. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value.

11

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 29, 2012, the total value of securities held directly and/or indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 3.0% of net assets. The Fund and the underlying funds classify such securities (levels defined below) as Level 3. For the year ended February 29, 2012, the Fund did not reduce the value of any of its OTC derivatives contracts based on the creditworthiness of its counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in

12

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs such as most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. The Fund also used third party valuation services (which use industry models and market data from pricing vendors) to value credit default swaps.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Corporate Debt	$—	$9,561,785	$—	$9,561,785
U.S. Government	—	26,809,826	—	26,809,826

TOTAL DEBT OBLIGATIONS	—	36,371,611	—	36,371,611

Mutual Funds	282,808,953	741	—	282,809,694
Short-Term Investments	10,300,348	—	—	10,300,348

Total Investments	293,109,301	36,372,352	—	329,481,653

Total	$293,109,301	$36,372,352	$—	$329,481,653

13

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives *
Swap agreements
Credit risk	$—	$(39,074)	$—	$(39,074)

Total	$—	$(39,074)	$—	$(39,074)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at year end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (direct and/or indirect) in securities using Level 3 inputs was 62.8% of total net assets.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

14

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2011	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*	Transfer out of Level 3*	Balances as of February 29, 2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 29, 2012
Debt Obligations
U.S. Government Agency	$983,567	$—	$(997,683)	$1	$(3,891)	$18,006	$—	$—	$—	$—

Total	$983,567	$—	$(997,683)	$1	$(3,891)	$18,006	$—	$—	$—	$—

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the year and transferred out of Level 3 at the value at the end of the year.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the year.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of

15

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the year.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes.

The Fund’s policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gain, if any, at least annually. The Fund is permitted to, and will from time to time, declare and pay distributions from net investment income, if any, more frequently (e.g. monthly). As of February 29, 2012, all distributions have been paid in cash. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments

16

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, losses on wash sale transactions, partnership interest tax allocations, post-October capital losses and late-year ordinary losses.

The tax character of distributions declared to shareholders is as follows:

	February 29, 2012	February 28, 2011
Ordinary income (including any net short-term capital gain)	$5,172,064	$8,461,292
Tax return of capital	190,126,762	226,338,715

Total distributions	$195,298,826	$234,800,007

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 29, 2012, certain tax attributes consisted of the following:

Certain Tax Attributes:
Capital loss carryforwards	$(4,704,454)
Late-year ordinary loss deferral	$(137,368)

As of February 29, 2012, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Due to recent tax law changes, net capital losses recognized in taxable years beginning after February 28, 2011 shall be carried forward indefinitely and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses realized in years beginning prior to February 28, 2011. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Utilization of the capital loss carryforwards, post-October capital losses, and losses realized subsequent to February 29, 2012, if any,

17

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

could be subject to further limitations imposed by the Code related to share ownership activity. The Fund’s capital loss carryforwards expire as follows:

	Short-Term	Long-Term	Total
February 28, 2018	$(3,229,648)	Not Applicable	$(3,229,648)
February 28, 2019	(814,498)	Not Applicable	(814,498)
No Expiration Date	—	$(660,308)	(660,308)

Total	$(4,044,146)	$(660,308)	$(4,704,454)

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$363,721,818	$253,632	$(34,493,797)	$(34,240,165)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2009 through February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is

18

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary. (See Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

Other matters

SPHF, an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the year ended February 29, 2012, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the 1940 Act and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

19

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another, such as the Fund’s investments in asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans), creates additional risk.

• Market Risk — Fixed Income Securities — Typically, the market value of the Fund’s fixed income securities will decline during periods of widening of credit spreads.

• Derivatives Risk — The use of derivatives involves the risk that their value may or may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

20

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

21

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange

22

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund may be leveraged in terms of aggregate exposure of its assets, and its net long exposure may exceed 100% of its net assets.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under

23

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in Note 3, “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.

24

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the year.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is

25

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the year.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the year.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

26

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses in the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that

27

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 29, 2012, the Fund used credit default swap agreements to provide a measure of protection against default loss. Swap agreements outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the year.

28

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total

Liabilities:
Unrealized depreciation on swap agreements	$—	$—	$(39,074)	$—	$—	$(39,074)

Total	$—	$—	$(39,074)	$—	$—	$(39,074)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total

Net Realized Gain (Loss) on:
Swap agreements	$—	$—	$(71,124)	$—	$—	$(71,124)

Total	$—	$—	$(71,124)	$—	$—	$(71,124)

Change in Unrealized Appreciation (Depreciation) on:
Swap agreements	$—	$—	$31,800	$—	$—	$31,800

Total	$—	$—	$31,800	$—	$—	$31,800

^	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The derivative financial instruments outstanding as of year end (as disclosed in the Schedule of Investments) serve as indicators of the volume of derivative activity for the fund during the year.

29

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.10% of average daily net assets. The Manager has voluntarily agreed to waive the Fund’s management fee by 0.05% and to reimburse the Fund to the extent the Fund’s total annual operating expenses exceed 0.05% of the Fund’s average daily net assets. The Manager may change or terminate these voluntary waivers and reimbursements at any time, and these voluntary waivers and reimbursements are in addition to the Manager’s contractual expense reimbursement agreement described below. During any period for which these voluntary waivers and reimbursements are in effect, the Fund will incur management fees at an annual rate lower than 0.10% of the Fund’s average daily net assets, and, as a result, total annual operating expenses after expense reimbursement for the Fund will be lower. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares and 0.055% for Class VI shares. The Manager has contractually agreed through at least June 30, 2012 to waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds 0.15% for Class III shares and 0.055% for Class VI shares; provided, however, that the amount of this waiver will not exceed the respective Class’s shareholder service fee.

The Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including shareholder service fees and certain other expenses) exceeds 0.10% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund and/or waive its fee in order to cover specified costs that the Fund may incur as a result of investing in other GMO Trust Funds. These agreements will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $6,444 and $3,164, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder of the underlying funds. For the year ended February 29, 2012, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.003%	0.000%	0.003%

30

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2012 were as follows:

	Purchases	Sales
U.S. Government securities	$26,836,650	$29,395,442
Investments (non-U.S. Government securities)	24,410,000	27,913,000

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, 89.13% of the shares outstanding of the Fund were held by three shareholders, each holding more than 10% of the Fund’s outstanding shares. One of the shareholders is another fund of the Trust. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and 99.53% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class III:	Shares*	Amount	Shares*	Amount
Shares sold	51,878	$1,676,175	—	$—
Shares repurchased	(269,857)	(10,419,777)	(296,739)	(13,361,510)

Net increase (decrease)	(217,979)	$(8,743,602)	(296,739)	$(13,361,510)

31

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class VI:	Shares*	Amount	Shares*	Amount
Shares repurchased	(116,863)	$(3,855,947)	(1,233,523)	$(53,179,239)

Net increase (decrease)	(116,863)	$(3,855,947)	(1,233,523)	$(53,179,239)

*	Shares were adjusted to reflect a 1:9 reverse stock split effective January 17, 2012.

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of year	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Return of Capital	Value, end of year
GMO Short-Duration Collateral Fund	$473,106,122	$—	$—	$4,616,966	$—	$195,438,762	$271,648,602
GMO Special Purpose Holding Fund	741	—	—	—	—	—	741
GMO U.S. Treasury Fund	14,663,527	24,410,000	27,913,000	897	156	—	11,160,351

Totals	$487,770,390	$24,410,000	$27,913,000	$4,617,863	$156	$195,438,762	$282,809,694

32

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of GMO Domestic Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Domestic Bond Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

33

GMO Domestic Bond Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

34

GMO Domestic Bond Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *

Class III
1) Actual	0.20%	$1,000.00	$1,015.40	$1.00
2) Hypothetical	0.20%	$1,000.00	$1,023.87	$1.01

Class VI
1) Actual	0.11%	$1,000.00	$1,018.40	$0.55
2) Hypothetical	0.11%	$1,000.00	$1,024.32	$0.55

*	Expenses are calculated using each Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

35

GMO Domestic Bond Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

The Fund hereby designates $5,069,805 (unless determined to be different) as qualified interest income with respect to its taxable year ended February 29, 2012.

Of the ordinary income distributions made by the Fund during the fiscal year ended February 29, 2012, 10.15% is derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

36

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 –March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

37

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

38

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

39

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 –
August 2009); Audit Staff at Deloitte (January 2005 –
August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust
(August 2011 – present);
Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel
(February 2006 –
December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President – Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President
(November 2011 – present), Chief Legal Officer
(September 2011 – present), Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

40

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

41

GMO Emerging Countries Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Emerging Markets Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Emerging Countries Fund returned -2.0% for the fiscal year ended February 29, 2012, as compared with -0.4% for the S&P/IFCI Composite Index.

Country/Sector selection detracted 1.2% from the Fund’s relative returns for the fiscal year. The Fund’s overweight in Hungarian Financials and underweight in Brazilian Consumer Staples hurt relative performance. The Fund’s overweights in Indonesian Consumer Discretionary and Chinese Telecommunication Services helped relative performance.

Stock selection detracted 0.4% to relative returns during the fiscal year. In particular, the Fund’s stock selections in Korean Information Technology hurt relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in

GMO Emerging Countries Fund Class III Shares and the S&P/IFCI Composite Index

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2012. All information is unaudited. Performance for classes may vary due to different fees.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	83.8%
Preferred Stocks	11.1
Investment Funds	3.9
Mutual Funds	0.4
Short-Term Investments	0.3
Other	0.5

100.0%

Country Summary*	% of Investments
Brazil	21.3%
Russia	14.6
China	13.9
South Korea	11.6
Taiwan	6.7
India	6.1
Indonesia	5.5
Thailand	3.7
Turkey	3.1
South Africa	2.8
Poland	2.0
Egypt	1.8
Czech Republic	1.6
Mexico	1.5
Philippines	1.4
United States	0.7
Hungary	0.6
Malaysia	0.5
Morocco	0.3
Chile	0.2
Sri Lanka	0.1

100.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

1

GMO Emerging Countries Fund

(A Series of GMO Trust)

Investment Concentration Summary — (Continued)

February 29, 2012 (Unaudited)

Industry Group Summary	% of Equity Investments**
Energy	20.4%
Banks	15.4
Telecommunication Services	15.1
Materials	13.6
Semiconductors & Semiconductor Equipment	4.7
Automobiles & Components	4.0
Capital Goods	3.9
Technology Hardware & Equipment	3.8
Utilities	3.7
Food, Beverage & Tobacco	3.4
Software & Services	3.1
Diversified Financials	1.8
Insurance	1.4
Real Estate	1.2
Consumer Services	0.7
Food & Staples Retailing	0.7
Consumer Durables & Apparel	0.7
Household & Personal Products	0.6
Retailing	0.4
Pharmaceuticals, Biotechnology & Life Sciences	0.4
Health Care Equipment & Services	0.4
Transportation	0.3
Media	0.2
Commercial & Professional Services	0.1

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

2

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	COMMON STOCKS — 83.8%

	Brazil — 12.0%
2,000	Amil Participacoes SA	23,060
7,900	Banco Bradesco ADR	143,306
154,400	Banco do Brasil SA	2,486,045
6,200	Banco Santander Brasil SA	66,612
61,500	Banco Santander Brasil SA ADR	656,820
124,800	BM&FBOVESPA SA	835,028
25,300	BR Malls Participacoes SA	324,270
14,500	Brasil Brokers Participacoes SA	63,159
1,300	BRF - Brasil Foods SA	27,183
5,770	Centrais Eletricas Brasileiras SA Sponsored ADR	62,374
5,300	CETIP SA	98,763
12,309	Cia de Saneamento Basico do Estado de Sao Paulo	464,835
25,900	Cielo SA	926,050
3,400	Companhia de Bebidas das Americas	115,072
18,300	Companhia de Bebidas das Americas ADR	732,183
16,100	Companhia de Saneamento de Minas Gerais-Copasa MG	408,770
5,400	Companhia Energetica de Minas Gerais Sponsored ADR	123,282
23,100	Cosan SA Industria e Comercio	413,641
400	CPFL Energia SA ADR	12,964
17,400	Cyrela Brazil Realty SA	175,495
4,400	Duratex SA	24,623
26,000	Electrobras (Centro)	282,824
2,800	Embraer SA ADR	84,168
7,100	Fleury SA	101,254
20,800	Gafisa SA	57,897
9,600	Gafisa SA ADR	53,280
64,500	Gerdau SA	548,377
86,400	Gerdau SA Sponsored ADR	898,560
6,100	Hypermarcas SA	39,713
139,390	Itau Unibanco Holding SA ADR	2,934,159
73,900	JBS SA *	314,148
6,000	Light SA	95,036

See accompanying notes to the financial statements.	3

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Brazil — continued
8,000	MMX Mineracao e Metalicos SA *	44,909
4,500	MRV Engenharia e Participacoes SA	36,293
6,400	Multiplan Empreendimentos Imobiliarios SA	145,349
11,800	Multiplus SA	237,684
3,200	OdontoPrev SA	55,717
29,500	OGX Petroleo e Gas Participacoes SA *	292,037
5,060	Oi SA ADR	101,200
92,930	Petroleo Brasileiro SA (Petrobras) ADR	2,773,031
70,900	Redecard SA	1,473,944
8,000	Souza Cruz SA	119,773
2,600	Sul America SA	28,616
1,400	Tam SA Sponsored ADR	32,914
8,360	Telefonica Brasil SA ADR	246,035
2,200	Tim Participacoes SA	13,311
938	Tim Participacoes SA ADR	28,187
12,200	Ultrapar Participacoes SA	277,000
10,800	Ultrapar Participacoes SA Sponsored ADR	242,136
5,400	Usinas Siderurgicas de Minas Gerais SA	48,426
5,500	Usinas Siderurgicas de Minas Gerais SA Sponsored ADR	37,125
15,900	Vale SA	403,229
102,400	Vale SA Sponsored ADR	2,574,336

	Total Brazil	22,804,203

	Chile — 0.2%
4,711	Cencosud SA	30,631
922	Cia Cervecerias Unidas SA	13,281
100	Compania Cervecerias Unidas ADR	7,192
560	Embotelladora Andina SA ADR Class B	17,673
15,721	Empresa National de Telecomunicaciones SA	321,071

	Total Chile	389,848

	China — 13.2%
182,000	Air China Ltd Class H	136,728
1,000	Baidu Inc Sponsored ADR *	136,700

4	See accompanying notes to the financial statements.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	China — continued
2,344,000	Bank of China Ltd Class H	1,019,819
693,100	Bank of Communications Co Ltd Class H	568,390
84,500	BBMG Corp Class H	88,850
563,000	China CITIC Bank Corp Class H	366,338
240,900	China Coal Energy Co Ltd Class H	307,351
359,200	China Communication Services Corp Ltd Class H	183,720
1,094,000	China Communications Construction Co Ltd Class H	1,116,154
303,000	China Construction Bank Class H	254,036
267,000	China Life Insurance Co Ltd Class H	825,420
137,000	China Mengniu Dairy Co Ltd	387,866
596,964	China Mobile Ltd	6,353,807
7,982	China Mobile Ltd Sponsored ADR	423,126
162,000	China Overseas Land & Investment Ltd	335,945
66,000	China Pacific Insurance Group Co Ltd	236,942
1,815,083	China Petroleum & Chemical Corp Class H	2,062,106
12,000	China Resources Enterprise Ltd	44,543
138,500	China Shenhua Energy Co Ltd Class H	634,590
2,037,900	China Telecom Corp Ltd Class H	1,234,926
230,000	China Unicom Hong Kong Ltd	410,523
7,100	China Unicom Hong Kong Ltd ADR	126,735
328,000	China Yurun Food Group Ltd	495,166
173,200	Citic Pacific Ltd	323,967
127,000	CNOOC Ltd	287,719
780	CNOOC Ltd ADR	176,654
36,000	Cosco Pacific Ltd	54,286
499,000	Country Garden Holdings Co	225,699
196,000	Dongfeng Motor Group Co Ltd Class H	380,869
79,000	Evergrande Real Estate Group Ltd	49,778
154,000	Foxconn International Holdings Ltd *	107,768
46,000	Guangzhou R&F Properties Co Ltd Class H	60,443
76,000	Haitian International Holdings Ltd	79,638
69,000	Hengan International Group Co Ltd	624,470
1,300	Home Inns & Hotels Management Inc ADR *	39,897
318,000	Hopson Development Holdings Ltd	256,391

See accompanying notes to the financial statements.	5

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	China — continued
1,707,000	Industrial and Commercial Bank of China Ltd Class H	1,245,538
5,000	Inner Mongolia Yitai Coal Co Class B	28,243
67,000	Intime Department Store Group Co Ltd	83,025
144,000	Kingdee International Software Group Co Ltd	38,989
88,000	Kunlun Energy Company Ltd	146,978
52,000	Lenovo Group Ltd	45,746
18,500	Longfor Properties	26,767
1,500	Netease.Com Inc ADR *	78,630
10,200	New Oriental Education & Technology Group Inc Sponsored ADR *	270,402
67,000	Nine Dragons Paper Holdings Ltd	60,554
700	PetroChina Co Ltd ADR	105,161
674,653	PetroChina Co Ltd Class H	1,013,368
310,600	PICC Property & Casualty Co Ltd Class H	435,596
52,000	Shanghai Industrial Holdings Ltd	188,418
102,251	Sino-Ocean Land Holdings Ltd	58,434
78,000	Tingyi (Cayman Islands) Holding Corp	229,818
105,000	Want Want China Holdings Ltd	104,107
417,000	Yangzijiang Shipbuilding Holdings Ltd	450,838
52,000	Yanzhou Coal Mining Co Ltd Class H	128,495
700	Yanzhou Coal Mining Co Ltd Sponsored ADR	17,262
110,000	Zijin Mining Group Co Ltd Class H	52,475

	Total China	25,226,204

	Czech Republic — 1.5%
38,196	CEZ AS	1,646,025
3,648	Komercni Banka AS	712,029
3,575	Pegas Nonwovens SA	86,152
356	Philip Morris CR AS	217,096
10,463	Telefonica 02 Czech Republic AS	227,390

	Total Czech Republic	2,888,692

	Egypt — 1.7%
14,835	Alexandria Mineral Oils Co	213,214
64,218	Commercial International Bank	264,204

6	See accompanying notes to the financial statements.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Egypt — continued
2,693	EFG-Hermes Holding GDR *	12,361
10,010	EFG-Hermes Holding SAE *	24,723
8,394	Egyptian Co for Mobile Services	246,936
60,139	Egyptian Kuwaiti Holding Co SAE	74,597
36,806	ElSwedy Electric Co	164,811
10,381	Orascom Construction Industries	479,634
136,655	Orascom Telecom Holding SAE *	95,464
171,890	Orascom Telecom Holding SAE GDR (Registered Shares) *	592,198
99,418	Orascom Telecom Media and Technology Holding SAE GDR * (a)	154,390
19,791	Oriental Weavers Co	93,206
40,877	Sidi Kerir Petrochemicals Co	96,835
131,908	South Valley Cement	89,020
251,582	Talaat Moustafa Group *	197,701
181,129	Telecom Egypt	480,186

	Total Egypt	3,279,480

	Hungary — 0.6%
1,123	Egis Gyogyszergyar Nyrt	84,059
106,644	Magyar Telekom Nyrt	290,877
168	MOL Hungarian Oil and Gas PLC *	14,473
38,413	OTP Bank Nyrt	706,036

	Total Hungary	1,095,445

	India — 5.8%
3,256	ACC Ltd	86,646
34,488	Ambuja Cements Ltd	112,768
378	Asian Paints Ltd	24,441
32,437	Aurobindo Pharma Ltd	73,910
753	Axis Bank Ltd	18,045
4,977	Bajaj Auto Ltd	183,074
9,256	Bank of Baroda (a)	161,853
12,328	Bank of India	93,252
17,545	Cairn India Ltd *	132,380
19,114	Canara Bank Ltd	198,303

See accompanying notes to the financial statements.	7

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	India — continued
31,513	Cipla Ltd	203,328
17,207	DLF Ltd	78,969
30,845	GAIL India Ltd	234,540
5,958	Grasim Industries Ltd (a)	353,119
4,278	HCL Technologies Ltd	42,187
43,299	HDFC Bank Ltd	458,542
13,300	HDFC Bank Ltd ADR	456,855
7,150	Hero Honda Motors Ltd	284,297
43,907	Hindalco Industries Ltd	132,750
16,128	Hindustan Petroleum Corp Ltd	103,285
3,917	Hindustan Unilever Ltd	30,421
22,804	Hindustan Zinc Ltd	67,417
11,609	Indian Oil Corp Ltd	67,493
2,462	Indraprastha Gas Ltd	18,808
15,884	IndusInd Bank Ltd (a)	101,692
9,286	Infosys Technologies Ltd	539,887
8,060	Infosys Technologies Ltd Sponsored ADR	464,901
19,051	Infrastructure Development Finance Co Ltd	54,974
23,738	Kotak Mahindra Bank Ltd	264,851
14,161	LIC Housing Finance Ltd	75,046
4,864	Mahindra & Mahindra Ltd	70,398
2,415	Maruti Suzuki India Ltd	61,928
24,090	Mphasis Ltd	211,646
10,001	Neyveli Lignite Corp Ltd	18,427
186,315	NHPC Ltd	80,839
61,922	NTPC Ltd	229,112
128,334	Oil & Natural Gas Corp Ltd	766,382
8,998	Petronet LNG Ltd	30,775
98,509	Power Grid Corp of India Ltd	226,693
8,780	Punjab National Bank Ltd (a)	180,517
6,304	Reliance Industries Ltd	104,547
1,402	Reliance Industries Ltd Sponsored GDR, 144A	46,108
46,586	Rural Electrification Corp Ltd (a)	204,197
90,031	Sesa Goa Ltd	392,279

8	See accompanying notes to the financial statements.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	India — continued
105,343	Shree Renuka Sugars Ltd	81,459
3,684	State Bank of India	168,612
48,007	Steel Authority of India Ltd	100,810
89,387	Sterlite Industries India Ltd	225,012
1,100	Sterlite Industries India Ltd ADR	10,912
2,554	Sun Pharmaceutical Industries Ltd	28,618
3,012	Sun TV Network Ltd	19,035
32,601	Tata Consultancy Services Ltd	809,371
126,550	Tata Motors Ltd	697,559
10,500	Tata Motors Ltd Sponsored ADR	286,650
89,492	Tata Power Co Ltd	211,438
19,761	Tata Steel Ltd	190,457
3,754	Ultratech Cement Ltd	107,019
26,754	Union Bank of India	126,328
13,098	Wipro Ltd	116,080
7,900	Wipro Ltd ADR	86,742

	Total India	11,007,984

	Indonesia — 5.2%
498,500	Astra International Tbk PT	3,902,850
238,000	Bank Central Asia Tbk PT	199,880
379,121	Bank Danamon Indonesia Tbk PT	187,629
1,222,172	Bank Mandiri Tbk PT	870,357
1,213,500	Bank Rakyat Tbk PT	924,979
5,000	Gudang Garam Tbk PT	31,352
161,500	Indofood Sukses Makmur Tbk PT	91,012
114,000	Indosat Tbk PT	68,707
40,000	International Nickel Indonesia Tbk PT	16,020
92,000	Jasa Marga PT	47,814
521,000	Kalbe Farma Tbk PT	201,720
1,368,000	Perusahaan Gas Negara PT	566,343
128,000	Semen Gresik Persero Tbk PT	159,390
67,000	Tambang Batubara Bukit Asam Tbk PT	153,536
1,070,000	Telekomunikasi Indonesia Tbk PT	833,314

See accompanying notes to the financial statements.	9

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Indonesia — continued
11,600	Telekomunikasi Indonesia Tbk PT Sponsored ADR	358,324
399,075	United Tractors Tbk PT	1,278,954

	Total Indonesia	9,892,181

	Malaysia — 0.4%
14,300	AirAsia Berhad	17,443
144,580	AMMB Holdings Berhad	295,246
52,600	Genting Malaysia Berhad	68,473
47,183	Hong Leong Bank Berhad	190,422
99,034	Landmarks Berhad *	36,268
49,100	Petronas Chemicals Group Bhd	109,543
7,100	Public Bank Berhad	32,317
31,800	Sime Darby Berhad	102,794

	Total Malaysia	852,506

	Mexico — 1.4%
308,900	America Movil SAB de CV Class L	371,175
80,540	America Movil SAB de CV Class L ADR	1,928,128
9,200	Fomento Economico Mexicano SA de CV	67,654
2,000	Fomento Economico Mexicano Sponsored ADR	147,200
330	Grupo Elektra SA de CV	28,628
23,800	Grupo Financiero Banorte SAB de CV Class O	96,377
10,300	Grupo Financiero Inbursa, SAB de CV	20,293
18,800	Grupo Televisa SA-Series CPO	80,288
5,200	Kimberly-Clark de Mexico SAB de CV (Series A)	28,978

	Total Mexico	2,768,721

	Morocco — 0.2%
537	Attijariwafa Bank	23,885
25,306	Maroc Telecom	421,311

	Total Morocco	445,196

10	See accompanying notes to the financial statements.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Philippines — 1.4%
461,800	Alliance Global Group Inc	123,356
151,150	BDO Unibank Inc	231,253
5,620	Globe Telecom Inc	152,193
2,118,500	Lopez Holding Corp	250,016
133,117	Metropolitan Bank & Trust Co	251,748
15,035	Philippine Long Distance Telephone Co	1,003,750
7,390	Philippine Long Distance Telephone Co Sponsored ADR	487,518
69,800	Universal Robina Corp	86,455
315,000	Vista Land & Lifescapes Inc	28,266

	Total Philippines	2,614,555

	Poland — 1.9%
4,932	Asseco Poland SA	85,624
14,580	Grupa Lotos SA *	132,021
938	Jastrzebska Spolka Weglowa SA *	31,445
49,540	KGHM Polska Miedz SA	2,356,221
27,478	PGE SA	175,801
4,703	Polski Koncern Naftowy Orlen SA *	53,935
61,575	Polskie Gornictwo Naftowe i Gazownictwo SA	72,300
199,421	Tauron Polska Energia SA	328,294
83,774	Telekomunikacja Polska SA	458,729

	Total Poland	3,694,370

	Russia — 12.1%
15,896	Cherepovets MK Severstal GDR (Registered Shares)	244,827
1,625	Eurasia Drilling Co Ltd GDR	47,828
61,941	Gazprom Neft Class S	330,675
6,614	Gazprom Neft JSC Sponsored ADR	179,656
461,373	Gazprom OAO Sponsored ADR	6,108,399
46,022	KamAZ *	72,731
62,820	Lukoil OAO Sponsored ADR	4,026,647
22,009	Magnit OJSC Sponsored GDR	649,318
21,347	Magnitogorsk Iron & Steel Works Sponsored GDR (Registered Shares)	138,279

See accompanying notes to the financial statements.	11

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Russia — continued
11,961	Mail.ru Group Ltd GDR (Registered Shares) *	472,843
22,590	Mechel Sponsored ADR	250,749
59,515	MMC Norilsk Nickel OJSC ADR	1,178,282
44,300	Mobile Telesystems Sponsored ADR	808,475
5,389	NovaTek OAO Sponsored GDR (Registered Shares)	781,143
1,937	Novolipetsk Steel GDR (Registered Shares)	46,383
252,034	Rosneft OJSC GDR (Registered Shares)	1,946,850
127,644	Sberbank Sponsored ADR *	1,752,999
10,808	Sistema JSFC Sponsored GDR (Registered Shares)	236,035
153,280	Surgutneftegas Sponsored ADR	1,622,643
38,230	Tatneft Sponsored GDR	1,525,869
3,843	Uralkali Sponsored GDR (Registered Shares)	156,041
73,632	VTB Bank OJSC GDR (Registered Shares)	372,403
3,000	Yandex NV *	63,900

	Total Russia	23,012,975

	South Africa — 2.7%
22,911	Absa Group Ltd	486,076
4,193	African Bank Investments Ltd	21,842
211	AngloGold Ashanti Ltd	8,991
500	AngloGold Ashanti Ltd Sponsored ADR	21,225
59,141	Aveng Ltd	283,462
11,600	Bidvest Group Ltd	270,230
2,913	Exxaro Resources Ltd	81,359
125,130	FirstRand Ltd	395,975
41,473	Growthpoint Properties Ltd	113,239
7,461	JSE Ltd	77,875
16,603	MTN Group Ltd	298,156
32,409	Murray & Roberts Holdings Ltd *	124,754
17,269	Nedbank Group Ltd	368,530
22,416	Remgro Ltd	396,098
50,298	RMB Holdings Ltd	208,526
20,817	Sanlam Ltd	85,411
8,200	Sasol Ltd	435,713

12	See accompanying notes to the financial statements.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	South Africa — continued
800	Sasol Ltd Sponsored ADR	42,696
11,394	Shoprite Holdings Ltd	206,064
11,759	Standard Bank Group Ltd	172,874
23,489	Steinhoff International Holdings Ltd *	83,646
68,670	Telkom South Africa Ltd	236,659
3,210	Tiger Brands Ltd	110,760
16,583	Vodacom Group Ltd	227,948
6,357	Wilson Bayly Holmes-Ovcon Ltd	99,698
42,971	Woolworths Holdings Ltd	257,686

	Total South Africa	5,115,493

	South Korea — 10.0%
2,633	Celltrion Inc	82,247
1,487	Cheil Industries Inc	126,697
614	CJ CheilJedang Corp	176,041
16,602	DGB Financial Group Inc	223,017
4,450	Dongbu Insurance Co Ltd	193,751
805	Doosan Heavy Industries and Construction Co	50,668
244	GLOVIS Co Ltd	40,364
11,272	Hana Financial Group Inc	396,390
2,930	Hankook Tire Co Ltd	111,976
12,517	Hanwha Corp	394,750
6,074	Hyosung Corp	359,859
1,823	Hyundai Heavy Industries Co Ltd	551,468
4,727	Hyundai Hysco	160,446
5,740	Hyundai Marine & Fire Insurance Co Ltd	165,485
1,299	Hyundai Mobis	330,733
2,113	Hyundai Motor Co	406,997
3,751	Hyundai Steel Co	381,877
141	Hyundai Wia Corp	17,416
41,855	Industrial Bank of Korea	485,072
8,987	INTOPS Co Ltd	149,080
2,470	Kangwon Land Inc	56,774
6,360	KB Financial Group Inc	233,545

See accompanying notes to the financial statements.	13

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	South Korea — continued
1,381	Kia Motors Corp	87,069
87,270	Korea Exchange Bank	633,830
376	Korea Investment Holdings Co Ltd	15,185
683	Korea Zinc Co Ltd	266,593
14,870	KT Corp	433,990
26,200	KT Corp Sponsored ADR	385,402
17,056	KT&G Corp	1,118,664
326	LG Chem Ltd	115,802
40	LG Household & Health Care Ltd	18,391
78,508	LG Uplus Corp	444,933
397	Mando Corp	59,502
250	ORION Corp	158,904
5,248	POSCO	1,947,478
77	POSCO ADR	7,123
47,580	Samho International Co Ltd *	107,946
4,256	Samsung Electronics Co Ltd	4,576,749
2,729	Samsung Fire & Marine Insurance Co Ltd	513,535
1,178	Samsung Life Insurance Co Ltd	95,980
12,087	Shinhan Financial Group Co Ltd	466,338
595	Shinsegae Co Ltd	139,316
512	SK C&C Co Ltd	57,274
2,174	SK Telecom Co Ltd	282,417
75,139	SK Telecom Co Ltd ADR	1,085,759
963	SK Holdings Co Ltd	145,198
68,756	Woori Finance Holdings Co Ltd	751,240

	Total South Korea	19,009,271

	Sri Lanka — 0.1%
131,522	Hatton National Bank Plc	163,438
10,386	Hatton National Bank Plc (Non Voting)	8,121

	Total Sri Lanka	171,559

14	See accompanying notes to the financial statements.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Taiwan — 6.3%
25,000	Acer Inc	38,019
25,660	Asia Cement Corp	32,791
69,871	Asustek Computer Inc	653,229
33,000	AU Optronics Corp	17,725
353,594	Chunghwa Telecom Co Ltd	1,085,493
3,889	Chunghwa Telecom Co Ltd ADR	118,264
1,270,577	Compal Electronics Inc	1,496,695
64,000	Far Eastern Textile Co Ltd	81,908
426,314	Far Eastone Telecommunications Co Ltd	892,884
26,000	Fubon Financial Holding Co Ltd	30,425
179,091	Hon Hai Precision Industry Co Ltd	621,287
41,772	HTC Corp	932,633
263,000	Innolux Display Corp *	140,917
302,353	Lite-On Technology Corp	409,259
10,000	MediaTek Inc	101,974
5,000	Mstar Semiconductor Inc	31,626
31,289	Nan Ya Plastics Corp	76,701
15,793	Novatek Microelectronics Corp Ltd	47,030
125,100	Powertech Technology Inc	285,826
830,200	ProMOS Technologies Inc *	9,602
516,715	Quanta Computer Inc	1,272,158
22,000	Synnex Technology International Corp	55,542
199,880	Taishin Financial Holding Co Ltd	81,072
279,928	Taiwan Mobile Co Ltd	858,583
472,660	Taiwan Semiconductor Manufacturing Co Ltd	1,293,593
679,000	United Microelectronics Corp	357,474
20,400	United Microelectronics Corp Sponsored ADR	55,488
607,395	Wistron Corp	1,007,929
16,000	Yungtay Engineering Co Ltd	25,209

	Total Taiwan	12,111,336

	Thailand — 3.5%
204,590	Advanced Info Service Pcl (Foreign Registered) (a)	1,078,239
73,700	Airports of Thailand Pcl (Foreign Registered) (a)	128,099

See accompanying notes to the financial statements.	15

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Thailand — continued
500,488	Asian Property Development Pcl (Foreign Registered) (a)	94,014
13,000	Bangkok Bank Pcl (Foreign Registered) (a)	83,099
30,950	Bangkok Bank Pcl NVDR	184,582
184,200	Bangkok Dusit Medical Service Pcl (Foreign Registered) * (a)	457,195
10,750	Banpu Pcl (Foreign Registered) (a)	229,475
52,100	BEC World Pcl (Foreign Registered) (a)	75,910
14,700	Big C Supercenter Pcl (Foreign Registered) (a)	74,304
266,000	Charoen Pokphand Foods Pcl (Foreign Registered) (a)	317,791
63,400	CP ALL Pcl (Foreign Registered) (a)	138,557
109,300	Electricity Generating Pcl (Foreign Registered) (a)	341,052
1,463,400	Hemaraj Land and Development Pcl (Foreign Registered) (a)	127,174
491,600	Home Product Center Pcl (Foreign Registered) (a)	199,371
65,800	Indorama Ventures Pcl (Foreign Registered) (a)	87,007
47,110	Kasikornbank Pcl (Foreign Registered) (a)	227,379
7,400	Kasikornbank Pcl NVDR	35,717
32,797	PTT Global Chemical Pcl (Foreign Registered) (a)	80,733
121,822	PTT Pcl (Foreign Registered) (a)	1,456,172
48,600	Robinson Department Store Pcl (Foreign Registered) (a)	73,570
46,939	Siam Cement Pcl (Foreign Registered) (a)	664,516
200	Siam Cement Pcl NVDR	2,351
7,850	Siam Commercial Bank Pcl (Foreign Registered) (a)	33,603
9,300	Siam Makro Pcl (Foreign Registered) (a)	93,186
38,300	Thai Oil Pcl (Foreign Registered) (a)	95,800
150,400	Thai Tap Water Supply Pcl (Foreign Registered) (a)	28,043
44,050	Total Access Communication Pcl (Foreign Registered) (a)	100,656
67,500	Total Access Communication Pcl NVDR	154,241

	Total Thailand	6,661,836

	Turkey — 2.9%
25,301	Akbank TAS	101,201
102,737	Arcelik AS	470,701
56,955	Enka Insaat ve Sanayi AS	162,104
367,464	Eregli Demir ve Celik Fabrikalari TAS	857,950
70,858	Haci Omer Sabanci Holding AS	305,303

16	See accompanying notes to the financial statements.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Turkey — continued
172,981	Koc Holding AS	717,774
21,003	Tupras-Turkiye Petrol Rafineriler AS	516,521
122,833	Turk Telekomunikasyon AS	525,317
90,064	Turkcell Iletisim Hizmet AS *	493,007
900	Turkcell Iletisim Hizmetleri AS ADR *	12,240
121,180	Turkiye Garanti Bankasi	458,927
70,790	Turkiye IS Bankasi Class C	167,854
70,844	Turkiye Sise ve Cam Fabrikalari AS	143,563
128,929	Turkiye Vakiflar Bankasi TAO Class D	227,821
48,243	Turkiye Halk Bankasi AS	330,877
64,723	Yapi ve Kredi Bankasi AS *	123,149

	Total Turkey	5,614,309

	United States — 0.7%
2,700	Colgate–Palmolive Co.	251,586
3,000	Mead Johnson Nutrition Co.	233,250
13,000	Yum! Brands, Inc.	861,120

	Total United States	1,345,956

	TOTAL COMMON STOCKS (COST $152,893,878)	160,002,120

	PREFERRED STOCKS — 11.1%

	Brazil — 8.2%
5,200	AES Tiete SA 10.77%	77,065
76,349	Banco Bradesco SA 0.05%	1,387,153
37,500	Banco do Estado do Rio Grande do Sul SA Class B 1.45%	446,790
23,000	Bradespar SA 0.03%	484,979
38,800	Centrais Eletricas Brasileiras SA Class B 6.59%	590,162
8,200	Companhia de Bebidas das Americas 2.66%	329,958
2,100	Companhia Paranaense de Energia Class B 0.72%	52,865
16,000	Eletropaulo Metropolitana SA 9.72%	344,458
10,100	Gerdau SA 1.77%	105,573
155,052	Itausa-Investimentos Itau SA 0.46%	1,083,491
97,900	Klabin SA 3.21%	486,863

See accompanying notes to the financial statements.	17

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Brazil — continued
64,200	Metalurgica Gerdau SA 1.90%	854,255
33,324	Petroleo Brasileiro SA (Petrobras) 0.49%	471,746
124,690	Petroleo Brasileiro SA Sponsored ADR 0.52%	3,552,418
85,100	Usinas Siderrurgicas de Minas Gerais SA Class A 1.26%	577,327
5,100	Vale SA 2.36%	126,219
191,530	Vale SA Sponsored ADR 2.36%	4,707,808

	Total Brazil	15,679,130

	Chile — 0.0%
8,206	Embotelladora Andina SA B Shares 1.74%	42,497

	Russia — 1.8%
2,664,744	Surgutneftegaz OJSC 6.09%	1,811,575
845	Transneft 0.61%	1,576,331

	Total Russia	3,387,906

	South Korea — 1.1%
6,354	Hyundai Motor Co 2.90%	360,933
2,686	Samsung Electronics Co Ltd (Non-Voting) 0.79%	1,680,103

	Total South Korea	2,041,036

	TOTAL PREFERRED STOCKS (COST $19,434,533)	21,150,569

	INVESTMENT FUNDS — 3.9%

	United States — 3.9%
166,515	Vanguard Emerging Markets ETF (b)	7,431,564

	TOTAL INVESTMENT FUNDS (COST $7,333,503)	7,431,564

18	See accompanying notes to the financial statements.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares / Par Value		Description	Value ($)

		MUTUAL FUNDS — 0.4%

		United States — 0.4%
		Affiliated Issuers
	31,283	GMO U.S. Treasury Fund	782,070

		TOTAL MUTUAL FUNDS (COST $782,070)	782,070

		SHORT-TERM INVESTMENTS — 0.3%

		Time Deposits — 0.3%
USD	200,000	Bank of America (Charlotte) Time Deposit, 0.03%, due 03/01/12	200,000
ZAR	421,364	Brown Brothers Harriman (Grand Cayman) Time Deposit, 4.47%, due 03/01/12	56,093
USD	179,640	Citibank (New York) Time Deposit, 0.03%, due 03/01/12	179,640
HKD	843,464	JPMorgan Chase (New York) Time Deposit, 0.01%, due 03/01/12	108,755

		Total Time Deposits	544,488

		TOTAL SHORT-TERM INVESTMENTS (COST $544,488)	544,488

		TOTAL INVESTMENTS — 99.5% (Cost $180,988,472)	189,910,811
		Other Assets and Liabilities (net) — 0.5%	876,172

		TOTAL NET ASSETS — 100.0%	$190,786,983

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

ETF - Exchange-Traded Fund

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

NVDR - Non-Voting Depository Receipt

See accompanying notes to the financial statements.	19

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

OJSC - Open Joint – Stock Company

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)	Represents an investment to obtain exposure in Emerging Markets. The Vanguard Emerging Markets ETF is a separate investment portfolio of Vanguard, Inc., a registered investment company. The Vanguard Emerging Markets ETF prospectus states that the fund invests substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Market Index, while employing a form of sampling to reduce risk.

Currency Abbreviations:

HKD - Hong Kong Dollar

USD - United States Dollar

ZAR - South African Rand

20	See accompanying notes to the financial statements.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments in unaffiliated issuers, at value (cost $180,206,402) (Note 2)	$189,128,741
Investments in affiliated issuers, at value (cost $782,070) (Notes 2 and 10)	782,070
Foreign currency, at value (cost $698,501) (Note 2)	701,637
Receivable for investments sold	376,602
Cash	12,999
Receivable for Fund shares sold	281,222
Dividends receivable	396,956
Foreign taxes receivable	281,487
Receivable for foreign currency sold	231
Miscellaneous receivable	69

Total assets	191,962,014

Liabilities:
Payable for investments purchased	632,140
Payable for Fund shares repurchased	102,052
Payable to affiliate for (Note 5):
Management fee	94,909
Shareholder service fee	18,417
Administration fee – Class M	4,650
Trustees and Trust Officers or agents unaffiliated with the Manager	368
Payable for 12b-1 fee – Class M	10,940
Accrued expenses	311,555

Total liabilities	1,175,031

Net assets	$190,786,983

See accompanying notes to the financial statements.	21

GMO Emerging Countries Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012 — (Continued)

Net assets consist of:
Paid-in capital	$207,098,096
Distributions in excess of net investment income	(202,157)
Accumulated net realized loss	(25,046,600)
Net unrealized appreciation	8,937,644

$190,786,983

Net assets attributable to:
Class III shares	$157,637,779

Class M shares	$33,149,204

Shares outstanding:
Class III	14,295,611

Class M	3,049,887

Net asset value per share:
Class III	$11.03

Class M	$10.87

22	See accompanying notes to the financial statements.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Dividends (net of withholding taxes of ($992,962)	$7,120,094
Interest	1,429
Dividends from affiliated issuers (Note 10)	671

Total investment income	7,122,194

Expenses:
Management fee (Note 5)	1,409,836
Shareholder service fee – Class III (Note 5)	285,280
12b-1 fee – Class M (Note 5)	66,778
Administration fee – Class M (Note 5)	53,423
Custodian and fund accounting agent fees	843,307
Audit and tax fees	127,131
Transfer agent fees	46,566
Registration fees	29,900
Legal fees	9,146
Trustees fees and related expenses (Note 5)	3,452
Miscellaneous	43,520

Total expenses	2,918,339
Fees and expenses reimbursed by Manager (Note 5)	(304,946)
Expense reductions (Note 2)	(127)

Net expenses	2,613,266

Net investment income (loss)	4,508,928

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of capital gains tax of $16,878) (Note 2)	1,819,397
Investments in affiliated issuers	90
Realized gains distributions from affiliated issuers (Note 10)	518
Foreign currency, forward contracts and foreign currency related transactions (net of foreign transaction taxes of $81,887) (Note 2)	(738,737)

Net realized gain (loss)	1,081,268

Change in net unrealized appreciation (depreciation) on:
Investments	(18,395,165)
Foreign currency, forward contracts and foreign currency related transactions	(2,931)

Net unrealized gain (loss)	(18,398,096)

Net realized and unrealized gain (loss)	(17,316,828)

Net increase (decrease) in net assets resulting from operations	$(12,807,900)

See accompanying notes to the financial statements.	23

GMO Emerging Countries Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$4,508,928	$2,481,786
Net realized gain (loss)	1,081,268	49,410,598
Change in net unrealized appreciation (depreciation)	(18,398,096)	4,843,251

Net increase (decrease) in net assets from operations	(12,807,900)	56,735,635

Distributions to shareholders from:
Net investment income
Class III	(3,259,177)	(2,619,986)
Class M	(442,486)	(337,720)

Total distributions from net investment income	(3,701,663)	(2,957,706)

Net share transactions (Note 9):
Class III	(58,705,191)	10,750,817
Class M	5,614,371	(10,657,117)

Increase (decrease) in net assets resulting from net share transactions	(53,090,820)	93,700

Total increase (decrease) in net assets	(69,600,383)	53,871,629

Net assets:
Beginning of period	260,387,366	206,515,737

End of period (including distributions in excess of net investment income of $202,157 and $333,740, respectively)	$190,786,983	$260,387,366

24	See accompanying notes to the financial statements.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$11.50		$9.24		$5.06		$15.26		$16.04

Income (loss) from investment operations:
Net investment income (loss)†	0.24		0.11		0.09		0.24		0.23
Net realized and unrealized gain (loss)	(0.50	)(a)	2.28		4.23		(8.10)		4.87

Total from investment operations	(0.26)		2.39		4.32		(7.86)		5.10

Less distributions to shareholders:
From net investment income	(0.21)		(0.13)		(0.12)		(0.22)		(0.30)
From net realized gains	—		—		(0.02)		(2.12)		(5.58)

Total distributions	(0.21)		(0.13)		(0.14)		(2.34)		(5.88)

Net asset value, end of period	$11.03		$11.50		$9.24		$5.06		$15.26

Total Return(b)	(1.96)%		25.89%		85.52%		(58.58)%		30.68%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$157,638		$231,921		$174,933		$89,902		$371,540
Net expenses to average daily net assets	1.17	%(c)(e)	1.15	%(c)(e)	1.17	%(c)	1.16	%(d)	1.11	%(d)
Net investment income (loss) to average daily net assets	2.14%		1.05%		1.10%		2.25%		1.31%
Portfolio turnover rate	113%		124%		138%		128%		72%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.14%		0.15%		0.25%		0.14%		0.03%

(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	25

GMO Emerging Countries Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)

(For a Class M share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$11.34		$9.12		$5.00		$15.07		$15.90

Income (loss) from investment operations:
Net investment income (loss)†	0.18		0.08		0.07		0.16		0.18
Net realized and unrealized gain (loss)	(0.47	)(a)	2.24		4.17		(7.92)		4.82

Total from investment operations	(0.29)		2.32		4.24		(7.76)		5.00

Less distributions to shareholders:
From net investment income	(0.18)		(0.10)		(0.10)		(0.19)		(0.25)
From net realized gains	—		—		(0.02)		(2.12)		(5.58)

Total distributions	(0.18)		(0.10)		(0.12)		(2.31)		(5.83)

Net asset value, end of period	$10.87		$11.34		$9.12		$5.00		$15.07

Total Return(b)	(2.27)%		25.48%		84.90%		(58.67)%		30.29%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$33,149		$28,467		$31,582		$20,948		$31,386
Net expenses to average daily net assets	1.46	%(c)(e)	1.45	%(c)(e)	1.47	%(c)	1.48	%(d)	1.41	%(d)
Net investment income (loss) to average daily net assets	1.63%		0.80%		0.83%		1.68%		0.99%
Portfolio turnover rate	113%		124%		138%		128%		72%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.14%		0.15%		0.25%		0.23%		0.03%

(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.

26	See accompanying notes to the financial statements.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO Emerging Countries Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks total return in excess of that of its benchmark, the S&P/IFCI Composite Index. The Fund typically makes equity investments directly and indirectly (e.g., through other GMO Funds (the “underlying funds”) or derivatives) in companies tied economically to emerging countries. “Emerging countries” include all countries that are not treated as “developed market countries” in the MSCI World Index or MSCI EAFE Index. The term “equity investments” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities and depositary receipts. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments tied economically to emerging countries. In addition to investing in companies tied economically to emerging countries, the Fund may invest in companies that the Manager believes are likely to benefit from growth in the emerging markets.

The Manager uses proprietary quantitative techniques and fundamental analysis to evaluate and select countries, sectors and equity investments.

As a substitute for direct investments in equities, the Manager may use exchange-traded and over-the-counter (“OTC”) derivatives and exchange-traded funds (“ETFs”). The Manager also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund’s investment exposure; and (iii) to effect transactions intended as substitutes for securities lending. Derivatives used may include options, futures, warrants, swap contracts and reverse repurchase agreements. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. In addition, the Fund may lend its portfolio securities.

For cash management purposes, the Fund may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund normally does not take temporary defensive positions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

Throughout the year ended February 29, 2012, the Fund had two classes of shares outstanding: Class III and Class M. Class M shares bear an administration fee and a 12b-1 fee while Class III shares bear a shareholder service fee (See Note 5). The principal economic difference between the classes of shares is the type and level of fees they bear.

27

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund currently limits subscriptions.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 29, 2012, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 3.9% of net assets. The Fund classifies such securities (levels defined below) as Level 3.

The foregoing pricing methodologies are modified for the fair value of equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing

28

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

service as of February 29, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	65.1%

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs such as fair value adjustments provided by an independent pricing service and applied to equity securities, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives, due to market events that have occurred since the local market close but prior to the close of the NYSE.

29

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Level 3 – Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: Certain of the Fund’s securities in Thailand and India were valued at the local price as adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations. The Fund values certain securities using a price from a comparable security related to the same issuer.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Common Stocks
Brazil	$22,804,203	$—	$—	$22,804,203
Chile	389,848	—	—	389,848
China	1,435,121	23,791,083	—	25,226,204
Czech Republic	—	2,888,692	—	2,888,692
Egypt	—	3,125,090	154,390	3,279,480
Hungary	—	1,095,445	—	1,095,445
India	1,306,060	8,700,546	1,001,378	11,007,984
Indonesia	358,324	9,533,857	—	9,892,181
Malaysia	—	852,506	—	852,506
Mexico	2,768,721	—	—	2,768,721
Morocco	—	445,196	—	445,196
Philippines	487,518	2,127,037	—	2,614,555
Poland	—	3,694,370	—	3,694,370
Russia	1,123,124	21,889,851	—	23,012,975
South Africa	63,921	5,051,572	—	5,115,493
South Korea	1,478,284	17,530,987	—	19,009,271
Sri Lanka	—	171,559	—	171,559
Taiwan	173,752	11,927,982	9,602	12,111,336
Thailand	—	376,891	6,284,945	6,661,836
Turkey	12,240	5,602,069	—	5,614,309
United States	1,345,956	—	—	1,345,956

TOTAL COMMON STOCKS	33,747,072	118,804,733	7,450,315	160,002,120

30

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

ASSET VALUATION INPUTS — continued

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Preferred Stocks
Brazil	$15,679,130	$—	$—	$15,679,130
Chile	42,497	—	—	42,497
Russia	—	3,387,906	—	3,387,906
South Korea	—	2,041,036	—	2,041,036

TOTAL PREFERRED STOCKS	15,721,627	5,428,942	—	21,150,569

Investment Funds
United States	7,431,564	—	—	7,431,564

TOTAL INVESTMENT FUNDS	7,431,564	—	—	7,431,564

Mutual Funds
United States	782,070	—	—	782,070

TOTAL MUTUAL FUNDS	782,070	—	—	782,070

Short-Term Investments	544,488	—	—	544,488

Total Investments	58,226,821	124,233,675	7,450,315	189,910,811

Total	$58,226,821	$124,233,675	$7,450,315	$189,910,811

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was 3.9% of total net assets.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

31

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2011	Purchases	(Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*		Transfer out of Level 3*		Balances as of February 29, 2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 29, 2012
Common Stocks
Egypt	$2,848,899	$972,191	$(1,400,366)	$—	$(545,668)	$725,269	$—		$(2,445,935	)**	$154,390	$22,135
India	526,696	1,215,477	(795,082)	—	(16,991)	71,278	—		—		1,001,378	71,278
Russia	2,973,126	2,749,570	(4,037,705)	—	466,942	(570,245)	—		(1,581,688	)**	—	—
Taiwan	—	—	—	—	—	—	9,602	**	—		9,602	—
Thailand	8,703,006	6,034,607	(9,588,011)	—	1,737,996	(602,653)	—		—		6,284,945	(214,320)
Preferred Stocks
Russia	2,878,315	440,923	(595,436)	—	27,019	637,085	—		(3,387,906	)**	—	—

Total	$17,930,042	$11,412,768	$(16,416,600)	$—	$1,669,298	$260,734	$9,602		$(7,415,529)		$7,450,315	$(120,907)

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the year and transferred out of Level 3 at the value at the end of the year.
**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after

32

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 29, 2012, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, foreign currency transactions, losses on wash sale transactions, passive foreign investment company transactions and post-October capital losses.

The tax character of distributions declared to shareholders is as follows:

	February 29, 2012	February 28, 2011
Ordinary income (including any net short-term capital gain)	$3,701,663	$2,957,706

Total distributions	$3,701,663	$2,957,706

33

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 29, 2012, certain tax attributes consisted of the following:

Tax Attributes:
Capital loss carryforwards	$(17,038,014)
Post-October capital loss deferral	$(3,372,005)

As of February 29, 2012, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Due to recent tax law changes, net capital losses recognized in taxable years beginning after February 28, 2011 shall be carried forward indefinitely and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses realized in years beginning prior to February 28, 2011. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Utilization of the capital loss carryforwards, post-October capital losses, and losses realized subsequent to February 29, 2012, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Fund’s capital loss carryforwards expire as follows:

	Short-Term	Long-Term	Total
February 28, 2018	$(17,038,014)	Not Applicable	$(17,038,014)
No Expiration Date	—	$—	—

Total	$(17,038,014)	$—	$(17,038,014)

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$185,820,875	$12,160,447	$(8,070,511)	$4,089,936

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and

34

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2009 through February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, 12b-1 and administration fees, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (See Note 5).

Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s custodian and fund accounting agent. State Street Bank and Trust Company (“State Street”) serves as the Fund’s transfer agent. BBH’s and State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the 1940 Act and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not

35

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of value of those investments. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed markets.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind. In addition, the Fund may buy securities that are less liquid than those in its benchmark.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

36

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. The Fund may buy securities that have smaller market capitalizations than those in its benchmark.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Focused Investment Risk — Focusing investments in a limited number of countries and geographic regions creates additional risk.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds (including ETFs) in which it invests will not perform as expected.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

37

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each

38

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in Note 3, “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

39

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the Year.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such

40

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the year.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the year.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the year.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a

41

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses in the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

42

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees) and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the year.

43

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the year ended February 29, 2012, the Fund held rights and/or warrants received as a result of corporate actions. The Fund held no rights or warrants at the end of the year.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$—	$—	$(13,676)	$—	$(13,676)

Total	$—	$—	$—	$(13,676)	$—	$(13,676)

^	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

The volume of derivative activity, based on absolute values (rights and/or warrants) outstanding at each month-end, was as follows for the year ended February 29, 2012:

Rights and/or warrants
Average amount outstanding	$2,931

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.65% of average daily net assets. The Fund has adopted a Shareholder Service Plan underwhich the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

44

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Holders of Class M shares of the Fund pay GMO an administration fee for support services provided to Class M shareholders. That fee is paid monthly at the annual rate of 0.20% of the average daily net assets of Class M shares. Pursuant to a Rule 12b-1 distribution and service plan adopted by the Fund, holders of Class M shares of the Fund may pay a fee, at the annual rate of up to 1.00% of average daily net assets of Class M shares, for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund and/or for the provision of services to Class M shareholders. The Trustees currently limit payments on Class M shares to 0.25% of the Fund’s average daily net assets of Class M shares.

The Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including shareholder service fees and certain other expenses) exceeds 1.00% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover specified costs that the Fund may incur as a result of investing in U.S. Treasury Fund. These agreements will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $3,452 and $1,677, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder of the underlying funds. For the year ended February 29, 2012, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
< 0.001%	0.000%	< 0.001%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2012 aggregated $247,964,420 and $297,539,902, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or

45

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, 42.96% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, 0.18% of the shares of the Fund were held by senior management of the Manager and GMO Trust officers and 2.99% of the Fund’s shares were held by accounts for which the Manager had investment discretion

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Period Ended February 28, 2011
Class III:	Shares	Amount	Shares	Amount
Shares sold	2,963,602	$30,952,625	3,527,850	$35,095,642
Shares issued to shareholders in reinvestment of distributions	202,149	1,922,546	168,351	1,906,554
Shares repurchased	(9,034,989)	(91,580,362)	(2,462,544)	(26,251,379)

Net increase (decrease)	(5,869,238)	$(58,705,191)	1,233,657	$10,750,817

	Year Ended February 29, 2012		Period Ended February 28, 2011
Class M:	Shares	Amount	Shares	Amount
Shares sold	820,826	$8,654,093	218,838	$2,332,605
Shares issued to shareholders in reinvestment of distributions	47,463	442,486	30,131	337,720
Shares repurchased	(328,015)	(3,482,208)	(1,202,896)	(13,327,442)

Net increase (decrease)	540,274	$5,614,371	(953,927)	$(10,657,117)

46

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of year	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of year
GMO U.S. Treasury Fund	$14	$35,831,545	$35,049,580	$671	$518	$782,070

47

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO Emerging Countries Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Countries Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

48

GMO Emerging Countries Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, distribution (12b-1) and/or administration fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

49

GMO Emerging Countries Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *

Class III
1) Actual	1.14%	$1,000.00	$1,027.70	$5.75
2) Hypothetical	1.14%	$1,000.00	$1,019.20	$5.72

Class M
1) Actual	1.44%	$1,000.00	$1,026.20	$7.25
2) Hypothetical	1.44%	$1,000.00	$1,017.70	$7.22

*	Expenses are calculated using each Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

50

GMO Emerging Countries Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

During the year ended February 29, 2012, the Fund paid foreign taxes of $1,018,827 and recognized foreign source income of $8,183,503.

For taxable, non-corporate shareholders, 94.62% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 represents qualified dividend income subject to the 15% rate category.

51

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 –March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

52

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 –2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

53

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.

Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration

(December 2006-present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 –present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 –present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 –present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 –present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 –present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 –present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

54

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 –present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 –present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust
(August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 –December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President – Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 –present), Clerk (May 2011 –present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

55

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 –present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

56

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of GMO Emerging Country Debt Fund returned +16.6% for the fiscal year ended February 29, 2012, outperforming the Fund’s benchmark, the J.P. Morgan Emerging Markets Bond Index Global (EMBIG), during the fiscal year by 2.7%.

The EMBIG gained 13.9% during the same period. EMBIG spreads over U.S. Treasuries widened 53 basis points to 357 basis points, while the yield on the 10-year U.S. Treasury bond fell by 144 basis points to 2.0%.

The EMBIG’s biggest gainers of the fiscal year were Ivory Coast (+64.0%), Venezuela (+43.1%), and Uruguay (+20.6%). The worst performing countries for the fiscal year were Belize (-37.7%), Iraq (-4.7%), and Pakistan (-3.7%).

Market selection subtracted 72 basis points of relative performance from the Fund. Overweighting Argentina, Iraq and Belize detracted from relative performance. The Fund’s Ivory Coast and Venezuela overweights and Hungary underweight made positive contributions.

Security selection added 328 basis points of positive relative performance. The largest single contribution came from Iraqi Paris Club loans, which did better than the Iraqi sovereign Eurobond in EMBIG. Argentine euro-denominated bonds and GDP warrants, hedged with credit default swaps, also outperformed EMBIG. Non-index restructured Congo bonds outperformed the EMBIG. On the other hand, in Uruguay the Fund’s holdings were concentrated in one bond that underperformed. The non-dollar Mexican sovereign and state oil company bonds in the Fund lagged EMBIG. Asset-backed securities, which averaged 7% of the portfolio over the fiscal year, added 14 basis points to relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in

GMO Emerging Country Debt Fund Class III Shares and the J.P. Morgan EMBIG Index

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and 0.50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	100.2%
Loan Participations	5.3
Loan Assignments	1.6
Short-Term Investments	0.7
Rights/ Warrants	0.6
Options Purchased	0.0 ^
Written Options	(0.0)^
Forward Currency Contracts	(0.2)
Swap Agreements	(0.6)
Reverse Repurchase Agreements	(10.5)
Other	2.9

100.0%

Country / Region Summary**	% of Investments
Venezuela	9.8%
Mexico	9.3
Argentina	8.9
Philippines	7.7
Turkey	7.4
Brazil	6.0
Russia	4.6
Indonesia	4.1
Developed	3.4
Colombia	3.3
Congo	2.7
Qatar	2.6
United States	2.6
Dominican Republic	2.2
Iraq	2.2
Ukraine	1.9
Peru	1.7
Uruguay	1.7
Ivory Coast	1.6
Pakistan	1.5
South Africa	1.5
Korea	1.4
Serbia	1.4
El Salvador	1.3

1

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Investments Concentration Summary — (Continued)

February 29, 2012 (Unaudited)

Country / Region Summary**	% of Investments
Vietnam	1.2%
Lithuania	0.8
Croatia	0.7
Trinidad & Tobago	0.6
Tunisia	0.6
Bahamas	0.5
Sri Lanka	0.5
Bosnia	0.4
Gabon	0.4
Jamaica	0.4
Angola	0.3
Belize	0.3
Grenada	0.3
Nigeria	0.3
Romania	0.3
Senegal	0.3
Ecuador	0.2
Iceland	0.2
Israel	0.2
Latvia	0.2
Poland	0.2
Thailand	0.2
Albania	0.1
Chile	0.1
Egypt	0.1
Ghana	0.0 ^
Malaysia	0.0 ^
Hungary	(0.1)
Lebanon	(0.1)

100.0%

2

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Investments Concentration Summary — (Continued)

February 29, 2012 (Unaudited)

*	The table above incorporates aggregate indirect asset class exposure associated with investments in the funds of GMO Trust (“underlying funds”).

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted exposures, taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on the Manager’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration-adjusted exposure using a reference security and applying the same methodology to that security.

^	Rounds to 0.0%.

3

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Par Value		Description	Value ($)

		DEBT OBLIGATIONS — 97.0%

		Albania — 0.5%
		Foreign Government Obligations
EUR	3,760,000	Albania Government International Bond, 7.50%, due 11/04/15	4,758,974
USD	9,639,573	Republic of Albania Par Bond, Zero Coupon, due 08/31/25 (a)	4,795,688

			9,554,661

		Argentina — 12.2%
		Foreign Government Obligations — 10.7%
USD	9,000,000	Province of Buenos Aires, Reg S, Step Up, 4.00%, due 05/15/35	3,510,000
EUR	23,000,000	Republic of Argentina, Step Up, 2.26%, due 12/31/38	9,422,688
DEM	3,830,000	Republic of Argentina Discount Bond, Series DM, 6 mo. DEM LIBOR + .81%, 1.00%, due 03/31/23 (b)	1,826,281
EUR	35,632,376	Republic of Argentina Discount Bond, 7.82%, due 12/31/33	31,094,812
USD	10,261,645	Republic of Argentina Discount Bond, 5.77%, due 12/31/33	8,004,083
EUR	140,747	Republic of Argentina Discount Bond, PIK, Shares, 1.00%, due 12/31/33	122,824
USD	42,928	Republic of Argentina Discount Bond, PIK, Shares, 1.00%, due 12/31/33	33,484
EUR	368,220,524	Republic of Argentina GDP Linked, due 12/15/35 (c)	57,888,441
ARS	28,000,000	Republic of Argentina Global Par Bond, Step Up, due 12/31/38 (d)	2,304,483
EUR	177,000,000	Republic of Argentina Par Bond, Step Up, 2.26%, due 12/31/38	74,871,899
USD	7,500,000	Republic of Argentina Par Bond, Step Up, 2.50%, due 12/31/38	2,632,500

			191,711,495

		Judgments — 1.5%
USD	32,000,000	Republic of Argentina Discount Bond, Series L-GL, 6 mo. LIBOR + .81%, 6.17%, due 03/31/23 (b) (d) (e)	17,920,000
USD	15,000,000	Republic of Argentina Global Par Bond, Series L-GP, Step Up, due 03/31/23 (b) (d) (e)	9,000,000

			26,920,000

		Total Argentina	218,631,495

		Bahamas — 0.2%
		Foreign Government Obligations
USD	2,500,000	Commonwealth of Bahamas, Reg S, 6.95%, due 11/20/29	2,850,000

4	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value		Description	Value ($)

		Barbados — 0.3%
		Foreign Government Obligations
USD	4,800,000	Government of Barbados, Reg S, 7.00%, due 08/04/22	4,800,000

		Belize — 0.3%
		Foreign Government Obligations
USD	12,925,000	Government of Belize, Reg S, Step Up, 8.50%, due 02/20/29	6,074,750

		Bosnia & Herzegovina — 0.5%
		Foreign Government Obligations
DEM	17,165,920	Bosnia & Herzegovina, Series A, 6 mo. DEM LIBOR + .81%, 2.43%, due 12/11/17	8,828,457

		Brazil — 5.2%
		Corporate Debt — 0.8%
USD	4,000,000	Petrobras International Finance Co., 6.88%, due 01/20/40	4,677,960
USD	9,000,000	Petrobras International Finance Co., 6.75%, due 01/27/41	10,431,720

			15,109,680

		Foreign Government Agency — 0.6%
USD	9,000,000	Banco Nacional de Desenvolvimento Economico e Social, Reg S, 5.50%, due 07/12/20	9,888,750

		Foreign Government Obligations — 3.8%
USD	131,825	Brazilian Government International Exit Bonds, Odd Lot, 6.00%, due 09/15/13	128,529
USD	3,366,904	Brazilian Government International Exit Bonds, 6.00%, due 09/15/13	3,459,494
USD	42,000,000	Republic of Brazil, 8.25%, due 01/20/34 (f)	64,365,000

			67,953,023

		Total Brazil	92,951,453

		Chile — 0.1%
		Foreign Government Agency
USD	1,700,000	Empresa Nacional del Petroleo, Reg. S, 5.25%, due 08/10/20	1,831,750

See accompanying notes to the financial statements.	5

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value		Description	Value ($)

		Colombia — 1.3%
		Foreign Government Agency — 0.4%
USD	5,000,000	Ecopetrol SA, 7.63%, due 07/23/19	6,237,500

		Foreign Government Obligations — 0.9%
USD	8,000,000	Republic of Colombia, 8.70%, due 02/15/16	9,520,000
USD	3,800,000	Republic of Colombia, 11.85%, due 03/09/28	7,046,188

			16,566,188

		Total Colombia	22,803,688

		Congo Republic (Brazzaville) — 4.3%
		Foreign Government Obligations
USD	107,490,600	Republic of Congo, Reg S, Series INTL, Step Up, 3.00%, due 06/30/29	77,930,685

		Croatia — 0.4%
		Foreign Government Obligations
USD	8,000,000	Croatia Government International Bond, Reg. S, 6.38%, due 03/24/21	7,540,000

		Dominican Republic — 4.0%
		Asset-Backed Securities — 1.4%
USD	27,052,008	Autopistas Del Nordeste Ltd., Reg S, 9.39%, due 04/15/24	24,752,588

		Foreign Government Obligations — 2.6%
USD	8,000,000	Dominican Republic, Reg S, 8.63%, due 04/20/27	8,320,000
USD	42,557,000	Dominican Republic Discount Bond, 6 mo. LIBOR + .81%, 1.55%, due 08/30/24	38,301,300

			46,621,300

		Total Dominican Republic	71,373,888

		Ecuador — 0.2%
		Foreign Government Obligations
USD	11,587,000	Republic of Ecuador, Step Up, Reg S, due 08/15/30 (b)	2,896,750
USD	1,179,270	Republic of Ecuador PDI (Global Bearer Capitalization Bond), PIK, 6 mo. LIBOR + .81%, 1.63%, due 02/27/15	872,660

		Total Ecuador	3,769,410

6	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value		Description	Value ($)

		Egypt — 0.2%
		Foreign Government Agency
USD	3,000,000	African Export-Import Bank, 8.75%, due 11/13/14	3,285,660

		El Salvador — 1.1%
		Foreign Government Obligations
USD	19,000,000	El Salvador Government International Bond, Reg S, 7.63%, due 02/01/41	19,079,230

		Gabon — 0.5%
		Foreign Government Obligations
USD	7,000,000	Gabonese Republic, Reg S, 8.20%, due 12/12/17	8,277,500

		Greece — 0.0%
		Foreign Government Obligations
EUR	2,000,000	Hellenic Republic Government Bond, 4.50%, due 09/20/37	576,611

		Grenada — 0.4%
		Foreign Government Obligations
USD	15,000,000	Republic of Grenada, Reg S, Step Up, 4.50%, due 09/15/25	7,800,000

		Iceland — 0.3%
		Foreign Government Obligations
USD	6,000,000	Iceland Government International Bond, Reg S, 4.88%, due 06/16/16	6,060,000

		Indonesia — 2.9%
		Foreign Government Agency
USD	10,600,000	Majapahit Holding BV, Reg S, 7.75%, due 01/20/20	12,402,000
USD	31,000,000	Majapahit Holding BV, Reg S, 7.88%, due 06/29/37	39,562,200

		Total Indonesia	51,964,200

		Iraq — 0.6%
		Foreign Government Obligations
USD	15,000,000	Republic of Iraq, Reg S, 5.80%, due 01/15/28 (f)	11,662,500

See accompanying notes to the financial statements.	7

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value		Description	Value ($)

		Israel — 0.2%
		Foreign Government Agency
USD	3,000,000	Israel Electric Corp Ltd, Reg. S, 7.88%, due 12/15/26	3,090,000

		Ivory Coast — 1.7%
		Foreign Government Obligations
USD	50,439,000	Ivory Coast Government International Bond, Reg S, Step Up, 2.50%, due 12/31/32 (b)	31,019,985

		Jamaica — 0.2%
		Corporate Debt
USD	4,000,000	National Road Operating & Constructing Co. Ltd., 9.38%, due 11/10/24	4,020,000

		Latvia — 0.2%
		Foreign Government Obligations
USD	4,000,000	Republic of Latvia, Reg S, 5.25%, due 06/16/21	3,810,000

		Lithuania — 0.7%
		Foreign Government Obligations
USD	11,500,000	Republic of Lithuania, 144A, 6.63%, due 02/01/22	12,348,125

		Malaysia — 0.9%
		Asset-Backed Securities
MYR	50,000,000	Transshipment Megahub Berhad, Series F, 6.70%, due 11/02/12	15,596,728

		Mexico — 8.8%
		Foreign Government Agency — 2.5%
EUR	34,500,000	Pemex Project Funding Master Trust, Reg S, 5.50%, due 02/24/25	45,852,179

		Foreign Government Obligations — 6.3%
GBP	29,994,000	United Mexican States, GMTN, 6.75%, due 02/06/24	53,920,725
USD	55,000,000	United Mexican States, 5.75%, due 10/12/2110 (f)	58,575,000

			112,495,725

		Total Mexico	158,347,904

8	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value		Description	Value ($)

		Montenegro — 0.1%
		Foreign Government Obligations
EUR	2,000,000	Montenegro Government International Bond, 7.25%, due 04/08/16	2,418,124

		Nigeria — 0.4%
		Foreign Government Obligations
USD	6,100,000	Nigeria Government International Bond, Reg S, 6.75%, due 01/28/21	6,481,250

		Pakistan — 0.7%
		Foreign Government Obligations
USD	20,000,000	Islamic Republic of Pakistan, Reg S, 7.88%, due 03/31/36	11,800,000

		Peru — 1.4%
		Foreign Government Obligations
USD	12,452,000	Peru Enhanced Pass-Through Finance Ltd., Reg S, Zero Coupon, due 06/02/25	7,097,640
USD	8,600,000	Peru Par Bond, Series 30 Yr., Step Up, 3.00%, due 03/07/27	7,783,000
USD	3,784,333	Peru Trust, Series 97-I-P, Class A3, Zero Coupon, due 12/31/15 (d) (g)	567,650
USD	1,253,404	Peru Trust, Series 98 I-P, Zero Coupon, due 03/10/16 (d) (g)	188,010
USD	1,356,611	Peru Trust II, Series 98-A LB, Zero Coupon, due 02/28/16 (d) (g)	203,492
USD	8,000,000	Republic of Peru, Series 30 Yr., 5.63%, due 11/18/50 (f)	8,800,000

		Total Peru	24,639,792

		Philippines — 8.8%
		Foreign Government Agency — 8.1%
USD	35,651,000	Central Bank of Philippines, Series A, 8.60%, due 06/15/27	47,415,830
USD	55,450,000	National Power Corp., Global Bond, 9.63%, due 05/15/28	79,848,000
USD	8,500,000	National Power Corp., Global Bond, 8.40%, due 12/15/16	10,348,750
USD	6,296,000	Power Sector Assets & Liabilities Management Corp, Reg S, 7.39%, due 12/02/24	8,058,880

			145,671,460

See accompanying notes to the financial statements.	9

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value		Description	Value ($)

		Foreign Government Obligations — 0.7%
USD	3,000,000	Republic of Philippines, 6.50%, due 01/20/20	3,667,500
USD	8,000,000	Republic of Philippines, 5.50%, due 03/30/26	9,170,000

			12,837,500

		Total Philippines	158,508,960

		Poland — 0.2%
		Foreign Government Obligations
EUR	2,500,000	Poland Government International Bond, EMTN, 5.25%, due 01/20/25	3,510,975

		Qatar — 1.4%
		Foreign Government Agency — 0.2%
USD	3,500,000	Qtel International Finance Ltd., Reg S, 5.00%, due 10/19/25	3,543,750

		Foreign Government Obligations — 1.2%
USD	20,000,000	Qatar Government International Bond, Reg S, 5.75%, due 01/20/42	21,750,000

		Total Qatar	25,293,750

		Romania — 0.3%
		Foreign Government Obligations
USD	6,000,000	Romanian Government International Bond, 144A, 6.75%, due 02/07/22	6,165,000

		Russia — 4.9%
		Corporate Debt — 4.0%
USD	15,200,000	Gaz Capital SA, Reg S, 9.25%, due 04/23/19	18,829,000
USD	12,000,000	Gazprom OAO Via Gaz Capital SA, Reg S, 8.63%, due 04/28/34 (f)	14,940,000
USD	3,000,000	Sberbank of Russia Via SB Capital SA, Reg S, 5.72%, due 06/16/21	3,003,750
USD	14,900,000	Transcapital Ltd. (Transneft), Reg S, 8.70%, due 08/07/18	18,159,375
USD	7,600,000	VTB Bank OJSC Via VTB Capital SA, Reg S, 6.55%, due 10/13/20	7,562,000
USD	9,000,000	VTB Capital SA, Reg S, 6.25%, due 06/30/35	9,438,750

			71,932,875

10	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value		Description	Value ($)

		Foreign Government Agency — 0.9%
USD	15,000,000	RSHB Capital SA, Reg S, 6.30%, due 05/15/17	15,862,500

		Total Russia	87,795,375

		Senegal — 0.3%
		Foreign Government Obligations
USD	5,900,000	Republic of Senegal, Reg S, 8.75%, due 05/13/21	5,961,006

		Serbia — 1.4%
		Foreign Government Obligations
USD	12,000,000	Republic of Serbia, 7.25%, due 09/28/21	12,180,000
USD	12,970,558	Republic of Serbia, Reg S, Step Up, 6.75%, due 11/01/24	12,581,441

		Total Serbia	24,761,441

		South Africa — 0.8%
		Foreign Government Agency — 0.3%
ZAR	163,000,000	Eskom Holdings Ltd., Zero Coupon, due 12/31/32	2,180,725
ZAR	20,000,000	Transnet Ltd., 13.50%, due 04/18/28	3,203,270

			5,383,995

		Foreign Government Obligations — 0.5%
USD	7,500,000	South Africa Government International Bond, 6.25%, due 03/08/41 (f)	8,812,500

		Total South Africa	14,196,495

		South Korea — 1.2%
		Foreign Government Agency
USD	8,000,000	Export-Import Bank of Korea, 5.13%, due 06/29/20	8,574,400
USD	5,000,000	Korea Gas Corp, 144A, 6.25%, due 01/20/42	5,567,800
USD	8,000,000	Korea Hydro & Nuclear Power Co. Ltd., Reg S, 4.75%, due 07/13/21	8,027,680

		Total South Korea	22,169,880

		Sri Lanka — 0.6%
		Foreign Government Obligations
USD	1,500,000	Republic of Sri Lanka, Reg S, 8.25%, due 10/24/12	1,521,255
USD	1,000,000	Republic of Sri Lanka, Reg S, 7.40%, due 01/22/15	1,042,500

See accompanying notes to the financial statements.	11

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value		Description	Value ($)

		Foreign Government Obligations — continued
USD	6,500,000	Republic of Sri Lanka, Reg S, 6.25%, due 10/04/20	6,305,000
USD	2,000,000	Republic of Sri Lanka, Reg S, 6.25%, due 07/27/21	1,935,000

		Total Sri Lanka	10,803,755

		Thailand — 0.2%
		Foreign Government Agency
USD	4,000,000	PTTEP Canada International Finance Ltd., Reg S, 5.69%, due 04/05/21	4,360,520

		Trinidad And Tobago — 0.9%
		Foreign Government Agency
USD	11,500,000	Petroleum Company of Trinidad and Tobago Ltd., Reg S, 9.75%, due 08/14/19	13,972,500
USD	1,312,500	Petroleum Company of Trinidad and Tobago Ltd., Reg S, 6.00%, due 05/08/22	1,338,750

		Total Trinidad And Tobago	15,311,250

		Tunisia — 0.5%
		Foreign Government Agency
JPY	760,000,000	Banque Centrale De Tunisie, Series 6BR, 4.35%, due 08/15/17	9,629,721

		Turkey — 3.9%
		Corporate Debt — 0.1%
USD	2,000,000	Export Credit Bank of Turkey, Reg S, 5.38%, due 11/04/16	2,032,600

		Foreign Government Obligations — 3.8%
USD	63,000,000	Republic of Turkey, 6.75%, due 05/30/40 (f)	67,567,500

		Total Turkey	69,600,100

		Ukraine — 0.6%
		Foreign Government Obligations
USD	4,000,000	City of Kyiv Via Kyiv Finance PLC, Reg S, 9.38%, due 07/11/16	3,460,000
USD	8,000,000	Ukraine Government International Bond, Reg S, 7.95%, due 02/23/21	7,260,000

		Total Ukraine	10,720,000

12	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value		Description	Value ($)

		United States — 6.0%
		Asset-Backed Securities — 2.6%
USD	3,278,241	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.73%, due 05/15/24	1,565,360
USD	148,460	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.58%, due 10/25/34	96,350
USD	1,094,047	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.68%, due 10/25/30	793,184
USD	17,179,372	Countrywide Home Equity Loan Trust, Series 05-F, Class 2A, AMBAC, 1 mo. LIBOR + .24%, 0.49%, due 12/15/35 ¿	8,589,686
USD	12,403,907	Countrywide Home Equity Loan Trust, Series 05-H, Class 2A, FGIC, 1 mo. LIBOR + .24%, 0.49%, due 12/15/35 ¿	5,718,201
USD	7,140,465	Countrywide Home Equity Loan Trust, Series 06-D, Class 2A, XL, 1 mo. LIBOR + .20%, 0.45%, due 05/15/36 ¿	2,970,433
USD	3,682,122	First Franklin Mortgage Loan Asset Backed Certificates, Series 05-FF10, Class A6M, 1 mo. LIBOR + .35%, 0.59%, due 11/25/35 ¿	754,835
USD	988,407	GSAMP Trust, Series 05-HE6, Class A2B, 1 mo. LIBOR + .19%, 0.43%, due 11/25/35 ¿	942,742
USD	9,250,000	Home Equity Asset Trust, Series 07-1, Class 2A4, 1 mo. LIBOR + .23%, 0.47%, due 05/25/37 ¿	536,500
USD	8,527,389	IXIS Real Estate Capital Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .16%, 0.40%, due 08/25/36 ¿	1,944,245
USD	12,655,499	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.40%, due 10/25/36 ¿	4,429,425
USD	5,934,630	Morgan Stanley ABS Capital I, Series 06-NC3, Class A2C, 1 mo. LIBOR + .17%, 0.41%, due 03/25/36 ¿	3,501,432
USD	14,368,355	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 11/25/36 ¿	4,023,139
USD	14,559,933	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A4, 1 mo. LIBOR + .22%, 0.46%, due 11/25/36 ¿	4,440,780
USD	12,868,000	Option One Mortgage Loan Trust, Series 06-3, Class 2A4, 1 mo. LIBOR + .22%, 0.46%, due 02/25/37 ¿	4,439,460
USD	8,000,000	Wamu Asset-Backed Certificates, Series 07-HE2, Class 2A4, 1 mo. LIBOR + .36%, 0.60%, due 04/25/37 ¿	2,880,000

			47,625,772

See accompanying notes to the financial statements.	13

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value		Description	Value ($)

		U.S. Government — 3.4%
USD	60,153,878	U.S. Treasury Inflation Indexed Note, 2.00%, due 04/15/12 (c) (f) (h)	60,652,012

		Total United States	108,277,785

		Uruguay — 1.5%
		Foreign Government Obligations
USD	19,851,571	Republic of Uruguay, 7.63%, due 03/21/36	27,415,020

		Venezuela — 11.6%
		Corporate Debt — 1.6%
USD	40,000,000	Electricidad de Caracas Finance BV, 8.50%, due 04/10/18	28,400,000

		Foreign Government Agency — 3.3%
USD	10,000,000	Petroleos de Venezuela SA, Reg S, 12.75%, due 02/17/22	10,175,000
USD	6,000,000	Petroleos de Venezuela SA, Reg S, 9.00%, due 11/17/21	5,160,000
USD	48,000,000	Petroleos de Venezuela SA, Reg S, 8.50%, due 11/02/17	43,680,000

			59,015,000

		Foreign Government Obligations — 6.7%
USD	30,000,000	Republic of Venezuela, Reg S, 9.00%, due 05/07/23	25,650,000
USD	85,000,000	Republic of Venezuela, Reg S, 11.95%, due 08/05/31	85,637,500
USD	9,500,000	Republic of Venezuela, Reg S, 12.75%, due 08/23/22	9,975,000

			121,262,500

		Total Venezuela	208,677,500

		Vietnam — 1.0%
		Foreign Government Obligations
USD	19,750,000	Socialist Republic of Vietnam, Series 30 Yr., Step Up, 4.00%, due 03/12/28	15,010,000
USD	4,000,000	Socialist Republic of Vietnam, Series 30 Yr., 6 mo. LIBOR + .81%, 1.38%, due 03/13/28	3,160,000

		Total Vietnam	18,170,000

		TOTAL DEBT OBLIGATIONS (COST $1,675,258,514)	1,742,546,379

14	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value		Description	Value ($)

		LOAN ASSIGNMENTS — 1.6%

		Angola — 0.2%
USD	2,300,000	Angolan Ministry of Finance Loan Agreement, 6 mo. LIBOR + 5.50%, 6.27%, due 03/07/13	2,231,000
USD	2,300,000	Angolan Ministry of Finance Loan Agreement, 6 mo. LIBOR + 5.50%, 6.27%, due 07/08/13	2,208,000

		Total Angola	4,439,000

		Dominican Republic — 0.1%
USD	2,800,120	Dominican Republic, 6 mo. LIBOR + 1.75%, 2.51%, due 08/15/15	2,270,898

		Indonesia — 0.8%
USD	3,993,600	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.38%, due 12/14/19	3,634,176
USD	2,176,374	Republic of Indonesia Loan Agreement, dated September 29, 1994, 6 mo. LIBOR + .88%, 1.69%, due 12/01/19	2,007,705
JPY	48,600,000	Republic of Indonesia Loan Agreement, 6 mo. JPY TIBOR + .88%, 1.20%, due 03/28/13	566,472
USD	989,999	Republic of Indonesia Loan Agreement, 6 mo. LIBOR +.88%, 1.50%, due 03/29/13	938,024
EUR	1,760,953	Republic of Indonesia, Indonesia Paris Club Debt, 4.00%, due 06/01/21	1,741,991
USD	2,995,200	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.38%, due 12/14/19	2,725,632
USD	2,995,200	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.38%, due 12/14/19	2,725,632

		Total Indonesia	14,339,632

		Vietnam — 0.5%
USD	18,000,000	Vietnam Shipbuilding Industry Group Loan Agreement, 6 mo. LIBOR + 1.50%, 4.63%, due 06/26/15 (b)	8,280,000

		TOTAL LOAN ASSIGNMENTS (COST $35,408,345)	29,329,530

See accompanying notes to the financial statements.	15

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value		Description	Value ($)

		LOAN PARTICIPATIONS — 5.4%

		Egypt — 0.2%
CHF	3,395,678	Paris Club Loan Agreement (Participation with Standard Chartered Bank), due 01/03/24	2,772,916

		Indonesia — 1.4%
USD	368,640	Republic of Indonesia Loan Agreement (Participation with Citibank), 6 mo. LIBOR +.88%, 1.38%, due 12/14/19	335,462
USD	491,520	Republic of Indonesia Loan Agreement (Participation with Citibank), 6 mo. LIBOR +.88%, 1.38%, due 12/14/19	447,283
USD	368,640	Republic of Indonesia Loan Agreement (Participation with Citibank), 6 mo. LIBOR +.88%, 1.38%, due 12/14/19	335,462
USD	6,037,736	Republic of Indonesia Loan Agreement (Participation with Morgan Stanley), 6 mo. LIBOR + .88%, 1.38%, due 12/14/19	5,494,340
JPY	287,323,957	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. JPY TIBOR +.88%, 1.20%, due 03/29/13	3,348,991
USD	7,998,240	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 3 mo. LIBOR + 1.25%, 1.76%, due 02/12/13	7,578,333
USD	8,604,627	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. LIBOR +.88%, 1.42%, due 09/29/19	7,937,769

		Total Indonesia	25,477,640

		Iraq — 2.3%
JPY	4,636,883,036	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), due 01/01/28	36,941,264
JPY	605,871,547	Republic of Iraq Paris Club Loan, (Participation with Deutsche Bank), due 01/01/28	4,741,909

		Total Iraq	41,683,173

		Russia — 0.3%
EUR	57,042,402	Russian Foreign Trade Obligations (Participation with GML International Ltd.), (b) (d)	5,083,086

		Vietnam — 1.2%
JPY	1,972,198,951	Socialist Republic of Vietnam Loan Agreement (Participation with Deutsche Bank), 6 mo. JPY LIBOR + .60%, 0.93%, due 09/01/17	21,046,655

		TOTAL LOAN PARTICIPATIONS (COST $88,285,103)	96,063,470

16	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value / Principal Amount / Shares		Description	Value ($)

		OPTIONS PURCHASED — 0.0%

		Options on Interest Rate Swaps
ILS	300,000,000	ILS Swaption, Put Expires 03/01/12, Strike 4.44% Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 300,000,000 ILS in which it will receive 3 month ILS TELBOR and will pay 4.44%, maturing on March 5, 2013. (OTC) (CP-JP Morgan Chase Bank, N.A.)	—

		TOTAL OPTIONS PURCHASED (COST $363,787)	—

		MUTUAL FUNDS — 3.3%

		United States
		Affiliated Issuers
	3,976,082	GMO Short-Duration Collateral Fund	23,697,448
	21,409	GMO Special Purpose Holding Fund (i)	10,705
	1	GMO U.S. Treasury Fund	31
	1,515,449	GMO World Opportunity Overlay Fund	36,370,768

		TOTAL MUTUAL FUNDS (COST $61,364,023)	60,078,952

		RIGHTS/WARRANTS — 0.6%

		Nigeria — 0.2%
	25,000	Central Bank of Nigeria Oil Warrants, Expires 11/15/20	4,500,000

		Uruguay — 0.0%
	4,000,000	Banco Central Del Uruguay Value Recovery Rights, VRRB, Expires 01/02/21*(d)	—

		Venezuela — 0.4%
	211,805	Republic of Venezuela Oil Warrants, Expires 04/15/20	6,565,955

		TOTAL RIGHTS/WARRANTS (COST $0)	11,065,955

See accompanying notes to the financial statements.	17

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.4%

	Money Market Funds
6,615,877	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (j)	6,615,877

	TOTAL SHORT-TERM INVESTMENTS (COST $6,615,877)	6,615,877

	TOTAL INVESTMENTS — 108.3% (Cost $1,867,295,649)	1,945,700,163
	Other Assets and Liabilities (net) — (8.3%)	(148,317,535)

	TOTAL NET ASSETS — 100.0%	$1,797,382,628

A summary of outstanding financial instruments at February 29, 2012 is as follows:
Forward Currency Contracts

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Sales #
4/10/12	Deutsche Bank AG	EUR	260,600,000	$347,252,140	$(5,409,926)
3/20/12	Credit Suisse International	GBP	30,000,000	47,720,904	(1,220,904)
4/17/12	Citibank N.A.	JPY	5,012,000,000	61,680,024	3,158,269

				$456,653,068	$(3,472,561)

#	Fund sells foreign currency; buys USD.

18	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Reverse Repurchase Agreements

Face Value		Description	Market Value
USD	16,518,750	Barclays Bank PLC, 0.18%, dated 02/06/12, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 03/06/12.	$(16,520,732)

USD	31,972,500	Barclays Bank PLC, 0.20%, dated 02/27/12, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 03/05/12.	(31,973,033)

USD	1,102,969	Barclays Bank PLC, 0.35%, dated 11/21/12, to be repurchased on demand at face value plus accrued interest. (k)	(1,104,052)

USD	4,591,667	JP Morgan Chase Bank, N.A., 0.50%, dated 01/20/12, to be repurchased on demand at face value plus accrued interest. (k)	(4,594,281)

USD	11,861,417	JP Morgan Chase Bank, N.A., 0.55%, dated 02/13/12, to be repurchased on demand at face value plus accrued interest. (k)	(11,864,497)

USD	22,841,562	JP Morgan Chase Bank, N.A., 0.70%, dated 02/13/12, to be repurchased on demand at face value plus accrued interest. (k)	(22,849,113)

USD	21,411,528	JP Morgan Chase Bank, N.A., 0.70%, dated 02/13/12, to be repurchased on demand at face value plus accrued interest. (k)	(21,418,605)

USD	15,206,500	JP Morgan Chase Bank, N.A., 0.70%, dated 03/02/12, to be repurchased on demand at face value plus accrued interest. (k)	(15,206,500)

USD	41,114,812	JP Morgan Chase Bank, N.A., 0.75%, dated 02/13/12, to be repurchased on demand at face value plus accrued interest. (k)	(41,129,374)

USD	10,880,625	JP Morgan Chase Bank, N.A., 0.75%, dated 02/23/12, to be repurchased on demand at face value plus accrued interest. (k)	(10,882,212)

USD	10,929,375	JP Morgan Chase Bank, N.A., 0.85%, dated 02/29/12, to be repurchased on demand at face value plus accrued interest. (k)	(10,929,633)

			$(188,472,032)

Average balance outstanding			$(260,385,758)
Average interest rate			0.54%
Maximum balance outstanding			$(351,205,903)

See accompanying notes to the financial statements.	19

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund has entered into reverse repurchase agreements.

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)
20,000,000	USD	6/20/2012	Goldman Sachs International	(Pay)	5.00%	2.31%	Republic of Argentina	N/A		$(363,355)

5,000,000	USD	7/30/2012	JP Morgan Chase Bank, N.A.	Receive	3.05%	0.41%	Republic of Chile	5,000,000	USD	68,165
5,000,000	USD	8/20/2012	JP Morgan Chase Bank, N.A.	Receive	3.50%	4.14%	Republic of Jamaica	5,000,000	USD	(11,196)

15,000,000	USD	9/20/2012	JP Morgan Chase Bank, N.A.	(Pay)	1.15%	0.60%	Republic of Peru	N/A		(124,243)

10,000,000	USD	9/20/2012	JP Morgan Chase Bank, N.A.	(Pay)	1.25%	0.50%	Gazprom OAO	N/A		(98,519)

85,000,000	PEN	9/20/2012	JP Morgan Chase Bank, N.A.	Receive	0.92%	0.70%	Republic of Peru	85,000,000	PEN	171,636

2,000,000	USD	9/20/2012	Goldman Sachs International	(Pay)	9.20%	2.64%	Republic of Argentina	N/A		(156,286)

10,000,000	USD	10/4/2012	JP Morgan Chase Bank, N.A.	Receive	2.95%	0.41%	Republic of Chile	10,000,000	USD	274,163

4,000,000	USD	10/20/2012	UBS AG	(Pay)	3.90%	3.07%	Petroleos de Venezuela	N/A		(78,252)

4,000,000	USD	10/20/2012	UBS AG	(Pay)	4.13%	3.07%	Petroleos de Venezuela	N/A		(87,491)

20	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)

125,384,851	USD	12/20/2012	Morgan Stanley Capital Services LLC	Receive	0.71%	0.00%	Reference security within CDX IG Index	125,384,851	USD	$903,145
20,000,000	USD	12/20/2012	JP Morgan Chase Bank, N.A.	(Pay)	5.00%	3.08%	Republic of Argentina	N/A		(507,413)

10,000,000	USD	12/20/2012	Goldman Sachs International	(Pay)	5.00%	3.08%	Republic of Argentina	N/A		(253,706)
42,000,000	USD	12/20/2012	Morgan Stanley Capital Services LLC	(Pay)	1.20%	0.00%	Reference security within CDX IG Index	N/A		(511,317)

22,000,000	USD	6/20/2013	Deutsche Bank AG	(Pay)	5.79%	4.47%	Republic of Argentina	N/A		(624,903)

70,472,488	RUB	6/21/2013	Deutsche Bank AG	Receive	2.35%	7.81%	VTB Leasing	70,472,488	RUB	(10,637)

16,250,605	USD	6/24/2013	JP Morgan Chase Bank, N.A.	Receive	1.37%	3.46%	VTB Leasing	16,250,605	USD	(189,093)

277,250,000	PEN	8/20/2013	JP Morgan Chase Bank, N.A.	Receive	0.96%	0.85%	Republic of Peru	277,250,000	PEN	195,084

50,000,000	USD	8/20/2013	JP Morgan Chase Bank, N.A.	(Pay)	1.20%	0.93%	Republic of Peru	N/A		(212,800)

130,000,000	USD	10/20/2013	Deutsche Bank AG	Receive	3.30%	0.82%	Republic of Brazil	130,000,000	USD	6,863,372

80,000,000	USD	10/20/2013	Deutsche Bank AG	Receive	4.05%	0.82%	Republic of Brazil	80,000,000	USD	5,428,853

11,850,000,000	JPY	10/20/2013	Deutsche Bank AG	(Pay)	3.20%	0.70%	Republic of Brazil	N/A		(7,632,589)

See accompanying notes to the financial statements.	21

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)

7,110,000,000	JPY	10/20/2013	Deutsche Bank AG	(Pay)	3.95%	0.70%	Republic of Brazil	N/A		$(5,882,885)

5,000,000	USD	12/20/2013	Deutsche Bank AG	(Pay)	1.00%	1.45%	Gazprom OAO	N/A		30,244

10,000,000	USD	12/24/2013	JP Morgan Chase Bank, N.A.	Receive	3.80%	1.63%	Republic of Turkey	10,000,000	USD	458,835
14,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.68%	3.42%	Italy Government International Bond	N/A		428,118

39,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.49%	1.05%	Republic of Austria	N/A		(467,397)

28,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.70%	3.42%	Republic of Italy	N/A		844,195

14,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.45%	0.18%	United Kingdom Government	N/A		(406,514)

10,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.85%	3.42%	Italy Government International Bond	N/A		269,243

39,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	2.39%	179.06%	Hellenic Republic of Greece	N/A		27,039,260

39,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.28%	0.18%	United Kingdom Government	N/A		(982,474)

14,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	2.80%	179.06%	Hellenic Republic of Greece	N/A		9,672,404

22	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)

2,000,000	USD	8/24/2014	Deutsche Bank AG	(Pay)	4.25%	4.31%	Lebanese Republic	N/A		$1,501

15,000,000	USD	9/20/2014	Deutsche Bank AG	Receive	3.77%	1.31%	Russian Federation	15,000,000	USD	1,186,745

15,000,000	USD	9/20/2014	Deutsche Bank AG	(Pay)	4.03%	1.66%	Sberbank	N/A		(1,152,901)

575,500,000	EUR	3/20/2015	Deutsche Bank AG	(Pay)	3.72%	6.16%	Venezuela Eurobond	N/A		38,722,085
710,000,000	USD	3/20/2015	Deutsche Bank AG	Receive	3.80%	6.24%	Bolivarian Republic of Venezuela	710,000,000	USD	(35,765,057)
25,000,000	USD	3/20/2015	JP Morgan Chase Bank, N.A.	Receive	5.00%	7.69%	Government of Ukraine	25,000,000	USD	(1,556,390)

412,500,000	USD	4/20/2015	Deutsche Bank AG	Receive	4.40%	6.00%	Bolivarian Republic of Venezuela	412,500,000	USD	(15,518,282)

300,000,000	EUR	4/20/2015	Deutsche Bank AG	(Pay)	4.32%	6.22%	Bolivarian Republic of Venezuela	N/A		15,093,505

30,000,000	USD	6/20/2015	Barclays Bank PLC	(Pay)	5.00%	N/A	CDX 13 Emerging Sovereign	N/A		(2,950,833)

40,000,000	USD	6/20/2015	Barclays Bank PLC	(Pay)	5.00%	N/A	CDX 13 Emerging Sovereign	N/A		(3,934,444)

11,000,000	USD	6/20/2015	Deutsche Bank AG	(Pay)	5.00%	N/A	CDX 13 Emerging Sovereign	N/A		(1,081,972)

15,000,000	USD	9/20/2015	Barclays Bank PLC	(Pay)	1.00%	1.03%	Republic of Columbia	N/A		(13,951)

56,950,000,000	COP	11/20/2015	Citibank N.A.	Receive	1.81%	0.76%	Republic of Columbia	56,950,000,000	COP	1,300,860

See accompanying notes to the financial statements.	23

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)

15,000,000	USD	2/20/2016	Citibank N.A.	(Pay)	2.16%	1.08%	Republic of Columbia	N/A		$(636,388)

56,700,000,000	COP	2/20/2016	Citibank N.A.	Receive	1.46%	0.79%	Republic of Columbia	56,700,000,000	COP	781,193

114,800,000,000	COP	4/20/2016	Citibank N.A.	Receive	1.33%	0.81%	Republic of Columbia	114,800,000,000	COP	1,562,974

25,000,000	USD	4/20/2016	Citibank N.A.	(Pay)	1.90%	1.11%	Republic of Columbia	N/A		(966,062)
16,500,000	EUR	6/17/2016	Deutsche Bank AG	Receive	5.60%	10.92%	Republic of Angola	16,500,000	EUR	(16,405)

20,000,000	USD	8/20/2016	Citibank N.A.	(Pay)	2.15%	1.19%	Republic of Columbia	N/A		(844,950)

97,680,000,000	COP	8/20/2016	Citibank N.A.	Receive	1.51%	0.86%	Republic of Columbia	97,680,000,000	COP	1,444,260

22,500,000	USD	2/20/2017	Deutsche Bank AG	Receive	2.43%	7.39%	Bolivarian Republic of Venezuela	22,500,000	USD	(4,511,038)

10,000,000	USD	3/20/2017	Barclays Bank PLC	Receive	5.00%	7.83%	Government of Ukraine	10,000,000	USD	(1,030,538)

32,000,000	PEN	5/20/2017	Deutsche Bank AG	Receive	0.79%	1.18%	Republic of Peru	32,000,000	PEN	(194,364)

2,500,000	USD	5/20/2017	Deutsche Bank AG	(Pay)	1.05%	1.51%	Republic of Peru	N/A		48,464

35,000,000	USD	7/20/2017	UBS AG	Receive	2.26%	2.48%	Republic of Turkey	35,000,000	USD	(294,363)

4,500,000	USD	7/20/2017	JP Morgan Chase Bank, N.A.	Receive	3.30%	4.94%	Republic of Jamaica	4,500,000	USD	(316,098)

10,000,000	USD	12/20/2018	Deutsche Bank AG	Receive	0.44%	0.77%	United Kingdom Government	10,000,000	USD	(203,912)

24	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)

10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.62%	3.81%	Italy Government International Bond	10,000,000	USD	$(1,184,907)

30,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.46%	1.72%	Republic of Austria	30,000,000	USD	(400,263)
20,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	3.81%	Republic of Italy	20,000,000	USD	(2,323,797)
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.70%	3.81%	Italy Government International Bond	10,000,000	USD	(1,138,889)

30,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	2.25%	94.14%	Hellenic Republic of Greece	30,000,000	USD	(20,583,754)

30,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.25%	0.78%	United Kingdom Government	30,000,000	USD	995,607

10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	2.61%	94.14%	Hellenic Republic of Greece	10,000,000	USD	(6,827,100)

10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.35%	0.78%	United Kingdom Government	10,000,000	USD	399,551

6,000,000	USD	3/20/2020	Barclays Bank PLC	Receive	1.00%	4.53%	Republic of Croatia	6,000,000	USD	(1,223,337)

20,000,000	USD	8/15/2031	Goldman Sachs International	(Pay)	1.84%	1.78%	United Mexican States	N/A		(164,585)

										$(9,252,188)

							Premiums to (Pay) Receive			$18,780,980

See accompanying notes to the financial statements.	25

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

^	Receive - Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(Pay) - Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of February 29, 2012, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e.higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
51,000,000	BRL	1/2/2013	JP Morgan Chase Bank, N.A.	Receive	13.80%	Floating Rate CDI	$1,067,588

					Premiums to (Pay) Receive		$—

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of February 29, 2012, for the above contracts and or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CDI - Certificado de Deposito Interbancario

26	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

CP - Counterparty

DEM LIBOR - London Interbank Offered Rate denominated in Deutsche Marks

EMTN - Euromarket Medium Term Note

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

GDP - Gross Domestic Product

GMTN - Global Medium Term Note

ILS TELBOR - Tel Aviv Interbank Offered Rate denominated in Israeli Shekel

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen

JPY TIBOR - Tokyo Interbank Offered Rate

LIBOR - London Interbank Offered Rate

OTC - Over-the-Counter

PDI - Past Due Interest

PIK - Payment In Kind

Reg S - Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

VRRB - Variable Rate Reduction Bond

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at February 29, 2012, which are subject to change based on the terms of the security.

¿	These securities are primarily backed by subprime mortgages.

*	Non-income producing security.

(a)	Security is backed by U.S. Treasury bonds.

(b)	Security is in default.

(c)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(d)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(e)	Security represents a judgment against the Government of Argentina (“Argentina”) relating to Argentina’s failure to make payments on sovereign debt held by the Fund. See “Other Matters” in Notes to Financial Statements for additional information.

(f)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements (Note 2).

(g)	These Peru Trust securities are currently in default. See “Other Matters” in Notes to Financial Statements for additional information.

(h)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap agreements, forward currency contracts, and/or written options, if any. (Note 4).

(i)	Underlying investment represents interests in defaulted claims. See “Other matters” in Notes to Financial Statements for additional information.

(j)	The rate disclosed is the 7 day net yield as of February 29, 2012. Note: Yield rounds to 0.00%.

(k)	These Reverse Repurchase Agreements have an open maturity date and can be closed on demand.

See accompanying notes to the financial statements.	27

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Currency Abbreviations:

ARS - Argentine Peso

BRL - Brazilian Real

CHF - Swiss Franc

COP - Colombian Peso

DEM - Deutsche Mark

EUR - Euro

GBP - British Pound

ILS - Israeli Shekel

JPY - Japanese Yen

MYR - Malaysian Ringgit

PEN - Peruvian Sol

RUB - Russian Ruble

USD - United States Dollar

ZAR - South African Rand

28	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments in unaffiliated issuers, at value (cost $1,805,931,626) (Note 2)	$1,885,621,211
Investments in affiliated issuers, at value (cost $61,364,023) (Notes 2 and 10)	60,078,952
Foreign currency, at value (cost $2,796,568) (Note 2)	1,975,598
Receivable for investments sold	16,004,321
Receivable for Fund shares sold	1,477,486
Interest receivable	24,991,539
Unrealized appreciation on open forward currency contracts (Note 4)	3,158,269
Receivable for open swap agreements (Note 4)	115,251,050
Interest receivable for open swap agreements	2,396,361
Receivable for collateral on open swap agreements (Note 4)	10,620,000
Miscellaneous receivable (Note 2)	1,107,487

Total assets	2,122,682,274

Liabilities:
Payable for investments purchased	4,074,870
Payable for Fund shares repurchased	1,413,451
Payable to affiliate for (Note 5):
Management fee	487,525
Shareholder service fee	165,588
Trustees and Trust Officers or agents unaffiliated with the Manager	4,433
Unrealized depreciation on open forward currency contracts (Note 4)	6,630,830
Payable for open swap agreements (Note 4)	123,435,650
Payable for reverse repurchase agreements (Note 2)	188,472,032
Accrued expenses	615,267

Total liabilities	325,299,646

Net assets	$1,797,382,628

See accompanying notes to the financial statements.	29

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012 — (Continued)

Net assets consist of:
Paid-in capital	$1,873,558,554
Accumulated undistributed net investment income	465,091
Accumulated net realized loss	(162,483,216)
Net unrealized appreciation	85,842,199

$1,797,382,628

Net assets attributable to:
Class III shares	$679,532,545

Class IV shares	$1,117,850,083

Shares outstanding:
Class III	70,826,602

Class IV	116,643,983

Net asset value per share:
Class III	$9.59

Class IV	$9.58

30	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Interest	$160,412,281
Dividends from affiliated issuers (Note 10)	402,764
Dividends from unaffiliated issuers	1,120,462

Total investment income	161,935,507

Expenses:
Management fee (Note 5)	5,893,210
Shareholder service fee – Class III (Note 5)	905,262
Shareholder service fee – Class IV (Note 5)	1,080,266
Interest expense (Note 2)	1,396,989
Custodian, fund accounting agent and transfer agent fees	1,011,793
Legal fees	989,466
Audit and tax fees	161,677
Trustees fees and related expenses (Note 5)	26,365
Registration fees	20,382
Miscellaneous	31,390

Total expenses	11,516,800
Expense reductions (Note 2)	(1,059)

Net expenses	11,515,741

Net investment income (loss)	150,419,766

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	39,541,276
Swap agreements	(27,427,312)
Foreign currency, forward contracts and foreign currency related transactions	(9,076,439)

Net realized gain (loss)	3,037,525

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	56,106,251
Investments in affiliated issuers	1,475,341
Swap agreements	33,790,983
Foreign currency, forward contracts and foreign currency related transactions	18,034,207

Net unrealized gain (loss)	109,406,782

Net realized and unrealized gain (loss)	112,444,307

Net increase (decrease) in net assets resulting from operations	$262,864,073

See accompanying notes to the financial statements.	31

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$150,419,766	$213,152,459
Net realized gain (loss)	3,037,525	(27,277,843)
Change in net unrealized appreciation (depreciation)	109,406,782	188,822,965

Net increase (decrease) in net assets from operations	262,864,073	374,697,581

Distributions to shareholders from:
Net investment income
Class III	(59,099,853)	(64,721,761)
Class IV	(103,441,986)	(173,315,562)

Total distributions from net investment income	(162,541,839)	(238,037,323)

Net share transactions (Note 9):
Class III	79,234,697	(84,189,171)
Class IV	(70,523,832)	(258,259,432)

Increase (decrease) in net assets resulting from net share transactions	8,710,865	(342,448,603)

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	490,103	972,178
Class IV	880,637	2,233,723

Increase in net assets resulting from purchase premiums and redemption fees	1,370,740	3,205,901

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	10,081,605	(339,242,702)

Total increase (decrease) in net assets	110,403,839	(202,582,444)

Net assets:
Beginning of period	1,686,978,789	1,889,561,233

End of period (including accumulated undistributed net investment income of $465,091 and $13,256,431, respectively)	$1,797,382,628	$1,686,978,789

32	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Statement of Cash Flows — Year Ended February 29, 2012

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$262,864,073
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net change in unrealized (appreciation) depreciation	(109,406,782)
Net realized (gain) loss	(3,037,525)
Net amortization of discount and premium	(18,750,256)
Investments purchased	(557,717,161)
Proceeds from sale of investments	673,382,265
Short term investments, net	5,832,001
Other proceeds (cost):
Swap agreements	(8,677,742)
Forward currency contracts	(8,529,025)
Foreign currency and foreign currency related transactions	(794,141)
Changes in assets and liabilities:
(Increase) decrease in receivable for collateral on open swap agreements	(10,200,000)
(Increase) decrease in dividends and interest receivable	231,718
(Increase) decrease in interest receivable for open swap agreements	(666,307)
(Increase) decrease in miscellaneous receivable	(73,592)
Increase (decrease) in payable to affiliate for:
Management fee	10,049
Shareholder service fee payable	7,760
Trustee and Chief Compliance Officer of GMO Trust fees	(381)
Increase (decrease) in accrued expenses	105,475

Net cash provided by (used in) operating activities	224,580,429

Cash flows from financing activities:*
Proceeds from shares sold	219,200,504
Shares repurchased	(312,456,380)
Purchase premiums and redemption fees	1,370,740
Cash distributions paid	(60,625,342)
Increase (decrease) in payable for reverse repurchase agreements^	(74,182,869)

Net cash provided by (used in) financing activities	(226,693,347)

Net increase (decrease) in cash	(2,112,918)
Cash and cash equivalents, beginning of period	4,088,516

Cash and cash equivalents, end of period	$1,975,598

Supplemental disclosure of cash flow information:
* Reinvestment of dividends and distributions	$101,916,497
^ Interest paid on reverse repurchase agreements was $1,423,350 for the year ended February 29, 2012.

See accompanying notes to the financial statements.	33

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$9.10		$8.47		$5.85		$10.06		$10.73

Income (loss) from investment operations:
Net investment income (loss)†	0.84		1.03	(a)	0.52		0.54		0.68
Net realized and unrealized gain (loss)	0.58		0.81		2.70		(3.77)		(0.13)

Total from investment operations	1.42		1.84		3.22		(3.23)		0.55

Less distributions to shareholders:
From net investment income	(0.93)		(1.21)		(0.60)		(0.77)		(0.76)
From net realized gains	—		—		—		(0.21)		(0.46)

Total distributions	(0.93)		(1.21)		(0.60)		(0.98)		(1.22)

Net asset value, end of period	$9.59		$9.10		$8.47		$5.85		$10.06

Total Return(b)	16.62%		22.23%		55.95%		(32.75)%		5.07%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$679,533		$564,570		$602,065		$535,194		$734,921
Net operating expenses to average daily net assets(c)(d)	0.64%		0.59%		0.58%		0.59%		0.57%
Interest expense to average daily net assets	0.08	%(e)	0.08	%(f)	0.11	%(f)	0.23	%(f)	0.74	%(e)
Total net expenses to average daily net assets(d)	0.72%		0.67%		0.69%		0.82%		1.31%
Net investment income (loss) to average daily net assets	8.90%		11.09	%(g)	6.98%		6.36%		6.36%
Portfolio turnover rate	29%		21%		36%		38%		53%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.01		$0.02		$0.05		$0.00	(h)	$0.01

(a)	Includes income per share of $0.40 as a result of the Fund’s participation in sovereign debt exchanges during the period. Excluding this income, the Fund’s net investment income per share would have been $0.63.
(b)	Calculation excludes purchase premiums and redemption fees which are borne by the shareholder and assumes the effect of reinvested distributions.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(f)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or payables owed to Lehman Brothers in connection with the termination of derivative contracts in 2008 is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(g)	Includes income of 4.33% of average daily net assets as a result of the Fund’s participation in sovereign debt exchanges. Excluding this income, the Fund’s net investment income to average daily net assets would have been 6.76%.
(h)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

34	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)

(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$9.09		$8.47		$5.85		$10.06		$10.73

Income (loss) from investment operations:
Net investment income (loss)†	0.84		1.05	(a)	0.53		0.53		0.69
Net realized and unrealized gain (loss)	0.59		0.78		2.69		(3.76)		(0.13)

Total from investment operations	1.43		1.83		3.22		(3.23)		0.56

Less distributions to shareholders:
From net investment income	(0.94)		(1.21)		(0.60)		(0.77)		(0.77)
From net realized gains	—		—		—		(0.21)		(0.46)

Total distributions	(0.94)		(1.21)		(0.60)		(0.98)		(1.23)

Net asset value, end of period	$9.58		$9.09		$8.47		$5.85		$10.06

Total Return(b)	16.69%		22.19%		56.02%		(32.66)%		5.13%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,117,850		$1,122,409		$1,287,496		$1,291,258		$2,114,181
Net operating expenses to average daily net assets(c)(d)	0.59%		0.54%		0.53%		0.54%		0.53%
Interest expense to average daily net assets	0.08	%(e)	0.07	%(f)	0.11	%(f)	0.23	%(f)	0.74	%(e)
Total net expenses to average daily net assets(d)	0.67%		0.61%		0.64%		0.77%		1.27%
Net investment income (loss) to average daily net assets	8.95%		11.37	%(g)	7.03%		6.46%		6.45%
Portfolio turnover rate	29%		21%		36%		38%		53%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.01		$0.02		$0.04		$0.00	(h)	$0.00	(h)

(a)	Includes income per share of $0.41 as a result of the Fund’s participation in sovereign debt exchanges during the period. Excluding this income, the Fund’s net investment income per share would have been $0.64.
(b)	Calculation excludes purchase premiums and redemption fees which are borne by the shareholder and assumes the effect of reinvested distributions.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(f)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or payables owed to Lehman Brothers in connection with the termination of derivative contracts in 2008 is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(g)	Includes income of 4.43% of average daily net assets as a result of the Fund’s participation in sovereign debt exchanges. Excluding this income, the Fund’s net investment income to average daily net assets would have been 6.94%.
(h)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	35

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO Emerging Country Debt Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks total return in excess of that of its benchmark, the J.P. Morgan EMBI (Emerging Markets Bond Index) Global. The Fund invests primarily in sovereign debt of emerging countries denominated in currencies of developed markets (e.g., U.S. dollar, Euro, Japanese yen, Swiss franc and British pound sterling). Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds (the “underlying funds”) or derivatives) at least 80% of its assets in debt investments tied economically to emerging countries. The term “emerging countries” means the world’s less developed countries. The Fund typically gains its investment exposure by purchasing debt of sovereign issuers of emerging countries or by using derivatives, typically credit default swaps. The Fund also invests in U.S. and foreign asset-backed securities (including through GMO Short-Duration Collateral Fund (“SDCF”) and GMO World Opportunity Overlay Fund (“Overlay Fund”)). The Fund invests a substantial portion of its assets in below investment grade securities (also known as “junk bonds”). Generally, at least 75% of the Fund’s assets are denominated in, or hedged into, U.S. dollars.

In pursuing its investment objective, the Fund also typically uses exchange-traded and over-the-counter (“OTC”) derivatives, including options, swap contracts (in addition to credit default swaps), currency forwards (including currency forwards on currencies of developed markets), reverse repurchase agreements and futures. The Fund’s performance is likely to be more volatile than that of its benchmark.

The Manager emphasizes a “bottom-up” approach to examining and selecting investments and uses analytical techniques to identify inefficiencies in the pricing of emerging country debt investments and to identify investments the Manager believes are undervalued. The Manager also determines country allocations based on its outlook for a country.

For cash management purposes, the Fund may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

The Fund is not limited in its use of derivatives or in the absolute face value of its derivatives positions, and, as a result, the Fund may be leveraged in relation to its assets. The Manager normally seeks to cause the Fund’s estimated interest rate duration to approximate that of its benchmark. The Fund, if deemed prudent by the Manager, will take temporary defensive measures until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with the

36

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Fund’s normal investment strategies. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

Throughout the year ended February 29, 2012, the Fund had two classes of shares outstanding: Class III and Class IV. Each class of shares bears a different shareholder service fee.

The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). As of February 29, 2012, shares of SDCF, GMO Special Purpose Holding Fund (“SPHF”) and Overlay Fund were not publicly available for direct purchase.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Typically, the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of February 29, 2012, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 21.4% of the net assets of the Fund. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value.

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are

37

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 29, 2012, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 2.0% of net assets. The Fund and the underlying funds classify such securities (levels defined below) as Level 3. For the year ended February 29, 2012, the Fund did not reduce the value of any of its OTC derivatives contracts based on the creditworthiness of its counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

38

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs such as most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. The Fund also used third party valuation services (which use industry models and market data from pricing vendors) to value certain credit default swaps.

Level 3 – Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: The Fund valued certain debt securities using quoted prices. In some cases, quoted prices or prices calculated by using industry models are adjusted by a specified discount for liquidity or other considerations (including the Argentine judgment described in Other Matters below). In addition, the Fund valued certain sovereign debt securities using comparable securities issued by the sovereign adjusted by a specified spread; certain other debt securities by using an estimated specified spread above the LIBOR rate. The Fund deemed certain defaulted securities to be worthless. The Fund also used third party valuation services to value certain credit default swaps using unobservable inputs.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Debt Obligations
Asset-Backed Securities	$—	$1,565,360	$86,409,728	$87,975,088
Corporate Debt	—	115,442,555	6,052,600	121,495,155
Foreign Government Agency	—	353,720,584	49,377,531	403,098,115
Foreign Government Obligations	—	870,380,933	172,025,076	1,042,406,009
Judgments	—	—	26,920,000	26,920,000
U.S. Government	—	60,652,012	—	60,652,012

TOTAL DEBT OBLIGATIONS	—	1,401,761,444	340,784,935	1,742,546,379

39

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

ASSET VALUATION INPUTS — continued

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total

Loan Assignments	$—	$—		$29,329,530	$29,329,530
Loan Participations	—	—		96,063,470	96,063,470
Options Purchased	—	0	*	—	0
Mutual Funds	60,068,247	10,705		—	60,078,952
Rights/Warrants	—	—		11,065,955	11,065,955
Short-Term Investments	6,615,877	—		—	6,615,877

Total Investments	66,684,124	1,401,772,149		477,243,890	1,945,700,163

Derivatives **
Forward Currency Contracts
Foreign currency risk	—	3,158,269		—	3,158,269
Swap Agreements
Credit risk	—	60,367,872		53,815,590	114,183,462
Interest rate risk	—	1,067,588		—	1,067,588

Total	$66,684,124	$1,466,365,878		$531,059,480	$2,064,109,482

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Derivatives**
Forward Currency Contracts
Foreign currency risk	$—	$(6,630,830)	$—	$(6,630,830)
Swap Agreements
Credit risk	—	(67,641,273)	(55,794,377)	(123,435,650)

Total	$—	$(74,272,103)	$(55,794,377)	$(130,066,480)

40

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

*	Represents the investment in securities that were determined to have a fair value of zero at February 29, 2012.

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

**	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at year end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and derivative financial instruments using Level 3 inputs were 28.0% and (0.1)% of total net assets, respectively.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

41

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2011	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3 *	Transfers out of Level 3 *		Balances as of February 29, 2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 29, 2012
Debt Obligations
Asset-Backed Securities	$96,820,133	$503,783	$(11,810,246)	$344,735	$—	$551,324	$—	$—		$86,409,729	$551,324
Corporate Debt	8,020,000	5,989,800	(8,000,000)	322	—	42,478	—	—		6,052,600	62,478
Foreign Government Agency	137,425,666	12,500,668	(17,550,306)	352,396	436,703	8,589,878	—	(92,377,475)	**	49,377,530	2,483,932
Foreign Government Obligations	523,408,255	47,247,737	(95,521,303)	11,915,123	10,701,641	(16,559,974)	—	(309,166,403)	**	172,025,076	7,230,624
Judgments	28,170,000	—	—	647,775	—	(1,897,775)	—	—		26,920,000	(1,897,775)

Total Debt Obligations	793,844,054	66,241,988	(132,881,855)	13,260,351	11,138,344	(9,274,069)	—	(401,543,878)		340,784,935	8,430,583

Loan Assignments	33,280,252	970,000	(4,754,731)	2,064,881	—	(2,230,872)	—	—		29,329,530	(2,202,604)
Loan Participations	117,371,965	—	(16,131,483)	6,840,296	—	(12,017,308)	—	—		96,063,470	(12,017,308)
Promissory Notes	1,071,677	—	(3,828,931)	42,241	(300,818)	3,015,831	—	—		—	—
Rights and Warrants	10,377,589	—	—	—	—	688,366	—	—		11,065,955	873,181

Total Investments	955,945,537	67,211,988	(157,597,000)	22,207,769	10,837,526	(19,818,052)	—	(401,543,878)		477,243,890	(4,916,148)

Derivatives
Swap Agreements	(10,713,914)	—	7,862,664	—	(7,862,664)	8,735,127	—	—		(1,978,787)	7,166,836

Total	$945,231,623	$67,211,988	$(149,734,336)	$22,207,769	$2,974,862	$(11,082,925)	$—	$(401,543,878)		$475,265,103	$2,250,688

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the year and transferred out of Level 3 at the value at the end of the year.
**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of

42

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Loan agreements

The Fund may invest in loans to corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, the Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When the Fund purchases assignments of loans, it acquires direct rights against the borrower. Loan agreements outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the year.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be

43

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. As of February 29, 2012, the Fund had received $188,431,705 from reverse repurchase agreements relating to securities with a market value, plus accrued interest, of $191,283,013. Reverse repurchase agreements outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to the Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

44

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 29, 2012, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, differing treatment for defaulted bonds, foreign currency transactions, partnership interest tax allocations, and losses on wash sale transactions.

The tax character of distributions declared to shareholders is as follows:

	February 29, 2012	February 28, 2011
Ordinary income (including any net short-term capital gain)	$162,541,839	$238,037,323

Total distributions	$162,541,839	$238,037,323

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 29, 2012, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$42,563,811

Other Tax Attributes:
Capital loss carryforwards	$(152,634,812)

45

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

As of February 29, 2012, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Due to recent tax law changes, net capital losses recognized in taxable years beginning after February 28, 2011 shall be carried forward indefinitely and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses realized in years beginning prior to February 28, 2011. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Utilization of capital loss carryforwards, post-October capital losses, and losses realized subsequent to February 29, 2012 if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Fund’s capital loss carryforwards expire as follows:

	Short-Term	Long-Term	Total
February 28, 2017	$(86,160,558)	Not Applicable	$(86,160,558)
February 28, 2019	(66,474,254)	Not Applicable	(66,474,254)

Total	$(152,634,812)	$—	$(152,634,812)

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,877,335,977	$262,290,548	$(193,926,362)	$68,364,186

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2009 through February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the

46

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

For the year ended February 29, 2012, the premium on cash purchases and the fee on cash redemptions of Fund shares were each 0.50% of the amount invested or redeemed. Purchase premiums and redemption fees are paid to and retained by the Fund and are allocated pro rata among the classes to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds) as a result of the purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Fund’s net share transactions. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time.

Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).

47

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion.

The Manager may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

The Manager will waive or reduce the purchase premium when securities are used to purchase the Fund’s shares except to the extent that the Fund incurs transaction costs (e.g., stamp duties or transfer fees) in connection with the transfer of those securities. The Fund may waive or reduce redemption fees when it uses portfolio securities to redeem its shares. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may nonetheless charge a redemption fee equal to known or estimated costs.

Purchase premiums or redemption fees generally will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

Other matters

In December 2005, the Fund entered into litigation against the Government of Argentina (“Argentina”) relating to Argentina’s failure to make payments on sovereign debt held by the Fund. A judgment was awarded in the Fund’s favor on September 24, 2007; however, the Fund’s ability to collect on this judgment remains uncertain, and the Fund is not able to transfer or sell the judgment without court consent. In late May 2010, Argentina commenced a public debt exchange in which certain defaulted debts, including legal judgments on those debts, were eligible to be exchanged for currently performing Argentina Bonds. The eligible portion of the Fund’s judgment was tendered in the debt exchange and the Fund received new bonds in June 2010. The remaining portion of the Fund’s judgment, which continues to be valued according to the Fund’s valuation policy, represented 1.5% of the net assets of the Fund as of February 29, 2012.

Peru Trust, Series 1998 I-P; Peru Trust, Series 97-I-P; and Peru Trust II, Series 98-A LB (the “Peru Trusts”) held by the Fund are currently in default. The Peru Trusts hold obligations of Istituto per i Servizi Assicurativi e il Credito all’Espotazione (“SACE”), the Italian Agency for Insurance of Export Credits. The obligations are payable only to the extent SACE recovers amounts from the Government of Peru (“Peru”) in relation to certain export insurance policies. Peru fully paid all of its obligations to SACE on August 24, 2009; however, payments to the Peru Trusts by SACE remain outstanding. Litigation between the Peru Trusts and SACE is pending in Italy with respect to the outstanding payments. The Peru Trusts’ ability to recover such payments, and the Fund’s corresponding ability to receive payment with respect to its investment in the Peru Trusts, remains uncertain. The Peru Trusts, which continue to be valued according to the Fund’s valuation policy, represented less than 0.1% of the net assets of the Fund as of February 29, 2012. Costs associated with this action are borne by the Fund.

48

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

In July 2008, the Fund entered into litigation against GNPA Limited (“GNPA”) (an entity wholly owned by the government of Ghana) seeking payment on an unconditional promissory note issued by GNPA. A judgment was awarded in the Fund’s favor in February 2010. On February 6, 2012, payment in the amount of $2,978,261 was received by the Fund in conjunction with this action.

In connection with the Fund’s purchase of Venezuelan bonds between 2000 and 2002, the Fund acquired warrants which (along with related payments on those warrants) have not been received in custody. While the Fund’s trading counterparty has acknowledged its delivery obligation, delivery of the warrants remains outstanding. The Fund entered into litigation in February 2012 against Exotix Limited and related entities to seek to enforce the Fund’s rights with respect to the delivery of the warrants. Because there can be no assurance that the Fund will receive the warrants (or related payments), the Fund values the warrants at fair value using methods determined in good faith by or at the discretion of the Trustees of GMO Trust. The value of any possible recovery is carried at $1,107,165, representing less than 0.1% of the net assets of the Fund on February 29, 2012 and is included in Miscellaneous receivables on the Statement of Assets and Liabilities.

SPHF, an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the year ended February 29, 2012, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the 1940 Act and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Fixed Income Securities — Typically, the market value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or

49

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities. Because the Fund typically invests in securities that are of lesser quality than those in its benchmark, in rapidly declining markets, the percentage decline in the value of the Fund is likely to exceed that of its benchmark.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind. Sovereign debt of emerging countries is not widely traded and may be subject to purchase and sale restrictions. In addition, because the Fund typically invests in securities that are less liquid than those in its benchmark, in rapidly declining markets the percentage decline in the Fund’s investments is likely to exceed that of its benchmark.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

50

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Focused Investment Risk — Focusing investments in a limited number of countries, regions, sectors or companies creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying

51

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a

52

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund may be leveraged in terms of aggregate exposure of its assets, and its net long exposure may exceed 100% of its net assets.

53

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in Note 3, “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of

54

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the

55

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

counterparty will be unable or unwilling to meet the terms of the contracts. During the year ended February 29, 2012, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the year.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the year ended February 29, 2012, the Fund used purchased option contracts to adjust interest rate exposure. Option contracts purchased by the Fund and outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a

56

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the year.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses in the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

57

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be

58

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 29, 2012, the Fund used swap agreements to adjust interest rate exposure, adjust exposure to certain markets, achieve exposure to a reference entity’s credit, and/or provide a measure of protection against default loss. Swap agreements outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the year ended February 29, 2012, the Fund held rights and/or warrants to adjust exposure to certain markets. Additionally, the Fund owns warrants linked to the price of oil. Rights and/or warrants held by the Fund at the end of the year are listed in the Fund’s Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 29, 2012:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (purchased options, rights and/or warrants)	$—	$—	$—	$—	$11,065,955	$11,065,955
Unrealized appreciation on forward currency contracts	—	3,158,269	—	—	—	3,158,269
Unrealized appreciation on swap agreements	1,067,588	—	114,183,462	—	—	115,251,050

Total	$1,067,588	$3,158,269	$114,183,462	$—	$11,065,955	$129,475,274

59

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 29, 2012: — continued

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(6,630,830)	$—	$—	$—	$(6,630,830)
Unrealized depreciation on swap agreements	—	—	(123,435,650)	—	—	(123,435,650)

Total	$—	$(6,630,830)	$(123,435,650)	$—	$—	$(130,066,480)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Investments (purchased options, rights and/or warrants)	$541,848	$—	$—	$—	$83,160	$625,008
Forward currency contracts	—	(8,529,025)	—	—	—	(8,529,025)
Swap agreements	5,149,626	—	(28,760,336)	—	(3,816,602)	(27,427,312)

Total	$5,691,474	$(8,529,025)	$(28,760,336)	$—	$(3,733,442)	$(35,331,329)

Change in Unrealized Appreciation (Depreciation) on:
Investments (purchased options, rights and/or warrants)	$(1,408,513)	$—	$—	$—	$688,366	$(720,147)
Forward currency contracts	—	18,280,934	—	—	—	18,280,934
Swap agreements	(1,595,453)	—	34,289,134	—	1,097,302	33,790,983

Total	$(3,003,966)	$18,280,934	$34,289,134	$—	$1,785,668	$51,351,770

^	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

60

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives.

Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts, rights and/or warrants), notional amounts (swap agreements) or principal amounts (options) outstanding at each month-end, was as follows for the year ended February 29, 2012.

	Forward currency contracts	Swap agreements	Options	Rights and/or warrants
Average amount outstanding	$524,906,771	$4,488,279,765	$346,233,534	$10,377,589

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.35% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.10% for Class IV shares. The Manager has contractually agreed through at least June 30, 2012 to waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds 0.15% for Class III shares and 0.10% for Class VI shares; provided, however, that the amount of this waiver will not exceed the respective Class’s shareholder service fee.

The Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover specified costs that the Fund may incur as a result of investing in other GMO Trust Funds. This agreement will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $26,365 and $12,366, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

61

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2012, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
< 0.001%	0.000%	0.001%	0.001%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2012 were as follows:

	Purchases	Sales
U.S. Government securities	$—	$157,718,735
Investments (non-U.S. Government securities)	561,426,355	503,016,874

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, 29.70% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, 0.14% of the shares of the Fund were held by senior management of the Manager and GMO Trust officers and 20.18% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

62

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class III:	Shares	Amount	Shares	Amount
Shares sold	7,669,279	$71,438,982	9,633,356	$87,460,313
Shares issued to shareholders in reinvestment of distributions	4,252,151	37,652,708	3,884,543	35,087,915
Shares repurchased	(3,163,416)	(29,856,993)	(22,497,488)	(206,737,399)
Purchase premiums	—	165,257	—	123,522
Redemption fees	—	324,846	—	848,656

Net increase (decrease)	8,758,014	$79,724,800	(8,979,589)	$(83,216,993)

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class IV:	Shares	Amount	Shares	Amount
Shares sold	15,656,039	$149,225,217	5,013,942	$48,450,430
Shares issued to shareholders in reinvestment of distributions	7,261,391	64,263,789	10,139,974	91,560,463
Shares repurchased	(29,805,144)	(284,012,838)	(43,685,884)	(398,270,325)
Purchase premiums	—	288,269	—	308,772
Redemption fees	—	592,368	—	1,924,951

Net increase (decrease)	(6,887,714)	$(69,643,195)	(28,531,968)	$(256,025,709)

63

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of year	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Return of Capital	Value, end of year
GMO Short- Duration Collateral Fund	$41,271,731	$—	$—	$402,764	$—	$17,049,232	$23,697,448
GMO Special Purpose Holding Fund	10,705	—	—	—	—	—	10,705
GMO U.S. Treasury Fund	31	—	—	—	—	—	31
GMO World Opportunity Overlay Fund	34,370,376	—	—	—	—	—	36,370,768

Totals	$75,652,843	$—	$—	$402,764	$—	$17,049,232	$60,078,952

64

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO Emerging Country Debt Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operation, of changes in net assets and of cash flows, and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Country Debt Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, its cash flows and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

65

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

66

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *

Class III
1) Actual	0.76%	$1,000.00	$1,079.20	$3.93
2) Hypothetical	0.76%	$1,000.00	$1,021.08	$3.82

Class IV
1) Actual	0.71%	$1,000.00	$1,079.70	$3.67
2) Hypothetical	0.71%	$1,000.00	$1,021.33	$3.57

*	Expenses are calculated using each Class’s annualized net expense ratio (including interest expense and indirect expenses incurred) for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

67

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

The Fund hereby designates $7,071,903 (unless determined to be different) as qualified interest income with respect to its taxable year ended February 29, 2012.

Of the ordinary income distributions made by the Fund during the fiscal year ended February 29, 2012, 2.82% is derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

68

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

69

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 –2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

70

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.
[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

71

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President – Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 – present), Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

72

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

73

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Emerging Markets Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO Emerging Domestic Opportunities Fund does not seek to control risk relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the MSCI EM Index is included for comparative purposes. Please note that, in GMO’s view, only approximately half of the stocks in the MSCI EM Index are stocks that GMO considers to be suitable investments for the Fund.

Since inception on March 1, 2011, Class II shares of GMO Emerging Domestic Opportunities Fund returned +7.4% for the fiscal period ended February 29, 2012, as compared with -0.5% for the MSCI Emerging Markets Index.

Positive country/sector contributors were overweight positions in Consumer Staples in Thailand and Consumer Discretionary within Thailand and Indonesia. Country/sector positions that detracted from performance included underweights in China Telecommunication Services and Korea Information Technology.

Overweight stock positions in Yum! Brands Inc., Siam Makro, and Home Product Center had a positive relative impact during the fiscal year. An underweight position in Samsung Electronics Co. was the largest issue-specific detractor relative to the index.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in

GMO Emerging Domestic Opportunities Class II Shares and the MSCI Emerging Markets Index

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .80% on the purchase and .80% on the redemption. Transaction fees are retained by the fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*	For the period from March 1, 2011 to March 24, 2011, no Class II shares were outstanding. Performance for that period is that of Class V, which has lower expenses. Therefore, the performance shown is higher than it would have been if Class II expenses had been applied throughout. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	87.3%
Investment Funds	7.4
Preferred Stocks	1.4
Mutual Funds	1.0
Short-Term Investments	0.8
Other	2.1

100.0%

Country Summary*	% of Investments
China	16.0%
United States	14.2
Brazil	12.2
Indonesia	11.8
India	9.6
Thailand	9.4
Russia	5.2
Philippines	4.7
South Africa	3.5
Belgium	2.8
South Korea	2.2
Malaysia	2.0
Taiwan	2.0
Panama	1.1
Mexico	1.0
Turkey	0.9
Macau	0.8
Nigeria	0.6

100.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

1

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Investments Concentration Summary — (Continued)

February 29, 2012 (Unaudited)

Industry Group Summary	% of Equity Investments**
Banks	17.2%
Consumer Services	14.5
Telecommunication Services	11.0
Food, Beverage & Tobacco	10.0
Automobiles & Components	8.6
Retailing	8.0
Food & Staples Retailing	7.5
Household & Personal Products	3.5
Diversified Financials	3.2
Commercial & Professional Services	2.8
Real Estate	2.7
Capital Goods	2.4
Software & Services	1.9
Health Care Equipment & Services	1.4
Pharmaceuticals, Biotechnology & Life Sciences	1.1
Transportation	1.1
Utilities	0.9
Energy	0.8
Materials	0.7
Consumer Durables & Apparel	0.7

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts and ETFs, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

2

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	COMMON STOCKS — 87.3%

	Belgium — 2.5%
193,527	Anheuser-Busch InBev NV	13,001,379

	Brazil — 9.4%
610,200	Brasil Brokers Participacoes SA	2,657,910
55,300	Cielo SA	1,977,243
88,500	Companhia de Bebidas das Americas ADR	3,540,885
190,500	Fleury SA	2,716,753
132,300	Gafisa SA	368,260
228,400	Gafisa SA ADR	1,267,620
600,800	Itau Unibanco Holding SA ADR	12,646,840
85,000	Light SA	1,346,338
178,700	MRV Engenharia e Participacoes SA	1,441,255
480,500	Multiplus SA	9,678,553
377,400	Qualicorp SA *	3,296,550
269,400	Redecard SA	5,600,571
108,000	Telefonica Brasil SA ADR	3,178,440

	Total Brazil	49,717,218

	China — 14.2%
1,760,000	China Mengniu Dairy Co Ltd	4,982,805
815,000	China Mobile Ltd	8,674,481
33,600	China Mobile Ltd Sponsored ADR	1,781,136
3,264,000	Dongfeng Motor Group Co Ltd Class H	6,342,627
3,205,000	Galaxy Entertainment Group Ltd *	7,845,603
3,034,000	Haitian International Holdings Ltd	3,179,216
687,000	Hengan International Group Co Ltd	6,217,544
51,100	Home Inns & Hotels Management Inc ADR *	1,568,259
8,819,000	Industrial and Commercial Bank of China Ltd Class H	6,434,916
2,514,000	Intime Department Store Group Co Ltd	3,115,294
4,699,250	Kingdee International Software Group Co Ltd	1,272,362
2,324,000	Kunlun Energy Company Ltd	3,881,554
194,500	New Oriental Education & Technology Group Inc Sponsored ADR *	5,156,195

See accompanying notes to the financial statements.	3

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	China — continued
8,316,500	Sun Art Retail Group Ltd *	11,044,694
1,228,000	Tingyi (Cayman Islands) Holding Corp	3,618,165

	Total China	75,114,851

	India — 8.5%
457,899	Cipla Ltd	2,954,449
674,411	Dewan Housing Finance Corp Ltd	3,427,997
59,850	Glaxo SmithKline Consumer Healthcare Ltd	3,160,392
893,372	HDFC Bank Ltd	9,460,934
129,900	HDFC Bank Ltd ADR	4,462,065
341,979	IndusInd Bank Ltd (a)	2,189,412
279,442	Kotak Mahindra Bank Ltd	3,117,803
502,089	LIC Housing Finance Ltd	2,660,803
49,964	Multi Commodity Exchange * (a)	1,052,088
952,932	Tata Motors Ltd	5,252,677
275,220	Tata Motors Ltd Sponsored ADR	7,513,506

	Total India	45,252,126

	Indonesia — 10.5%
19,038,000	ACE Hardware Indonesia Tbk PT	9,115,387
1,706,000	Astra International Tbk PT	13,356,594
4,708,355	Bank Danamon Indonesia Tbk PT	2,330,188
13,551,000	Bank Mandiri Tbk PT	9,650,200
4,616,000	Indomobil Sukses Internasional Tbk PT *	7,348,054
6,329,500	Kalbe Farma Tbk PT	2,450,642
2,575,000	Semen Gresik Persero Tbk PT	3,206,470
2,526,287	United Tractors Tbk PT	8,096,233

	Total Indonesia	55,553,768

	Macau — 0.7%
1,439,200	Wynn Macau Ltd	3,764,676

4	See accompanying notes to the financial statements.

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Malaysia — 1.8%
1,533,800	AMMB Holdings Berhad	3,132,160
1,574,500	Hong Leong Bank Berhad	6,354,404

	Total Malaysia	9,486,564

	Mexico — 0.9%
113,470	First Cash Financial Services Inc *	4,795,242

	Nigeria — 0.6%
1,186,903	Nestle Nigeria Plc	3,008,364

	Panama — 0.9%
70,000	Copa Holdings SA Class A	5,009,900

	Philippines — 4.2%
4,340,100	BDO Unibank Inc	6,640,155
114,405	Philippine Long Distance Telephone Co	7,637,776
21,150	Philippine Long Distance Telephone Co Sponsored ADR	1,395,266
13,016,745	Puregold Price Club Inc *	6,500,000

	Total Philippines	22,173,197

	Russia — 4.6%
220,743	Magnit OJSC Sponsored GDR	6,512,443
176,100	Mobile Telesystems Sponsored ADR	3,213,825
1,068,910	Sberbank Sponsored ADR *	14,679,878

	Total Russia	24,406,146

	South Africa — 3.1%
1,674,212	Growthpoint Properties Ltd	4,571,322
298,812	JSE Ltd	3,118,895
332,369	Vodacom Group Ltd	4,568,699
674,318	Woolworths Holdings Ltd	4,043,711

	Total South Africa	16,302,627

See accompanying notes to the financial statements.	5

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	South Korea — 1.9%
21,558	Hyundai Mobis	5,488,790
12,738	Hyundai Motor Co	2,453,542
103,765	Kangwon Land Inc	2,385,075

	Total South Korea	10,327,407

	Taiwan — 1.7%
1,550,000	Chunghwa Telecom Co Ltd	4,758,324
200	Chunghwa Telecom Co Ltd ADR	6,082
1,407,000	Taiwan Mobile Co Ltd	4,315,491
113,000	Yungtay Engineering Co Ltd	178,038

	Total Taiwan	9,257,935

	Thailand — 8.4%
1,029,300	Advanced Info Service Pcl (Foreign Registered) (a)	5,424,659
72,900	Airports of Thailand Pcl (Foreign Registered) (a)	126,709
1,643,375	Bangkok Dusit Medical Service Pcl (Foreign Registered) * (a)	4,078,955
496,800	Big C Supercenter Pcl (Foreign Registered) (a)	2,511,155
1,897,800	Charoen Pokphand Foods Pcl (Foreign Registered) (a)	2,267,306
2,569,400	CP ALL Pcl (Foreign Registered) (a)	5,615,285
61,289,300	Hemaraj Land and Development Pcl (Foreign Registered) (a)	5,326,240
16,902,186	Home Product Center Pcl (Foreign Registered) (a)	6,854,776
1,817,900	Robinson Department Store Pcl (Foreign Registered) (a)	2,751,906
3,749,700	Shin Corp Pcl (Foreign Registered) (a)	6,504,518
300,100	Siam Makro Pcl (Foreign Registered) (a)	3,006,993

	Total Thailand	44,468,502

	Turkey — 0.8%
1,874,521	Dogus Otomotiv Servis ve Ticaret AS *	4,474,770

	United States — 12.6%
109,400	Colgate–Palmolive Co.	10,193,892
340,400	Domino’s Pizza Inc. *	13,091,784
119,800	Mead Johnson Nutrition Co.	9,314,450

6	See accompanying notes to the financial statements.

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares / Per Value		Description	Value ($)

		United States — continued
	516,800	Yum! Brands, Inc.	34,232,832

		Total United States	66,832,958

		TOTAL COMMON STOCKS (COST $415,725,181)	462,947,630

		PREFERRED STOCKS — 1.4%

		Brazil — 1.4%
	210,900	AES Tiete SA 10.77%	3,125,581
	104,300	Companhia de Bebidas das Americas 2.66%	4,196,902
	10,700	Telefonica Brasil SA 0.69%	320,268

		Total Brazil	7,642,751

		TOTAL PREFERRED STOCKS (COST $6,728,328)	7,642,751

		INVESTMENT FUNDS — 7.4%

		United States — 7.4%
	879,566	Vanguard Emerging Markets ETF (b)	39,255,031

		TOTAL INVESTMENT FUNDS (COST $37,685,019)	39,255,031

		MUTUAL FUNDS — 1.0%

		United States — 1.0%
		Affiliated Issuers
	206,004	GMO U.S. Treasury Fund	5,150,088

		TOTAL MUTUAL FUNDS (COST $5,150,088)	5,150,088

		SHORT-TERM INVESTMENTS — 0.8%

		Time Deposits — 0.8%
USD	1,700,000	Bank of America (Charlotte) Time Deposit, 0.03%, due 03/01/12	1,700,000
HKD	4,707,205	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/12	606,896
USD	19,419	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.03%, due 03/01/12	19,419

See accompanying notes to the financial statements.	7

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Per Value		Description	Value ($)

		Time Deposits — continued
ZAR	5,445	Brown Brothers Harriman (Grand Cayman) Time Deposit, 4.47%, due 03/01/12	725
HKD	13,184,945	JPMorgan Chase (New York) Time Deposit, 0.01%, due 03/01/12	1,699,923

		Total Time Deposits	4,026,963

		TOTAL SHORT-TERM INVESTMENTS (COST $4,026,963)	4,026,963

		TOTAL INVESTMENTS — 97.9% (Cost $469,315,579)	519,022,463
		Other Assets and Liabilities (net) — 2.1%	11,050,629

		TOTAL NET ASSETS — 100.0%	$530,073,092

Notes to Schedule of Investments:

ADR - American Depositary Receipt

ETF - Exchange-Traded Fund

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)	Represents an investment to equitize cash in the Vanguard Emerging Markets ETF, which is a separate investment portfolio of Vanguard, Inc., a registered investment company. The Vanguard Emerging Markets ETF prospectus states that the fund invests substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Market Index, while employing a form of sampling to reduce risk.

Currency Abbreviations:

HKD - Hong Kong Dollar

USD - United States Dollar

ZAR - South African Rand

8	See accompanying notes to the financial statements.

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments in unaffiliated issuers, at value (cost $464,165,491) (Note 2)	$513,872,375
Investments in affiliated issuers, at value (cost $5,150,088) (Notes 2 and 10)	5,150,088
Foreign currency, at value (cost $14,014,292) (Note 2)	14,073,646
Receivable for investments sold	9,139,752
Receivable for Fund shares sold	7,936,000
Dividends receivable	553,453
Foreign taxes receivable	11,700
Receivable for expenses reimbursed by Manager (Note 5)	169,925
Miscellaneous receivable	64,088

Total assets	550,971,027

Liabilities:
Payable for investments purchased	20,294,675
Payable to affiliate for (Note 5):
Management fee	304,272
Shareholder service fee	35,623
Trustees and Trust Officers or agents unaffiliated with the Manager	1,112
Payable for foreign currency purchased	19,967
Accrued expenses	242,286

Total liabilities	20,897,935

Net assets	$530,073,092

Net assets consist of:
Paid-in capital	$484,549,399
Distributions in excess of net investment income	(1,416,976)
Accumulated net realized loss	(2,831,645)
Net unrealized appreciation	49,772,314

$530,073,092

Net assets attributable to:
Class II shares	$112,056,104

Class VI shares	$418,016,988

Shares outstanding:
Class II	5,239,434

Class VI	19,520,407

Net asset value per share:
Class II	$21.39

Class VI	$21.41

See accompanying notes to the financial statements.	9

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Statement of Operations — Period from March 1, 2011 (commencement of operations) through February 29, 2012

Investment Income:
Dividends from unaffiliated issuers (net of withholding taxes of $217,207)	$3,667,633
Interest	4,076
Dividends from affiliated issuers (Note 10)	1,084

Total investment income	3,672,793

Expenses:
Management fee (Note 5)	1,382,127
Shareholder service fee – Class II (Note 5)	78,479
Shareholder service fee – Class V (Note 5)	4,836
Shareholder service fee – Class VI (Note 5)	78,607
Custodian and fund accounting agent fees	384,219
Audit and tax fees	87,471
Transfer agent fees	42,232
Registration fees	35,461
Legal fees	8,425
Trustees fees and related expenses (Note 5)	2,543
Miscellaneous	16,599

Total expenses	2,120,999
Fees and expenses reimbursed by Manager (Note 5)	(464,669)
Expense reductions (Note 2)	(353)

Net expenses	1,655,977

Net investment income (loss)	2,016,816

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of capital gains tax of $696) (Note 2)	(2,835,105)
Realized gains distributions from affiliated issuers (Note 10)	2,764
Foreign currency, forward contracts and foreign currency related transactions (net of foreign transaction taxes of ($602,261)) (Note 2)	(1,619,443)

Net realized gain (loss)	(4,451,784)

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	49,706,884
Foreign currency, forward contracts and foreign currency related transactions	65,430

Net unrealized gain (loss)	49,772,314

Net realized and unrealized gain (loss)	45,320,530

Net increase (decrease) in net assets resulting from operations	$47,337,346

10	See accompanying notes to the financial statements.

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

Period from March 1, 2011 (commencement of operations) through February 29, 2012
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$2,016,816
Net realized gain (loss)	(4,451,784)
Change in net unrealized appreciation (depreciation)	49,772,314

Net increase (decrease) in net assets from operations	47,337,346

Distributions to shareholders from:
Net investment income
Class II	(371,090)
Class VI	(1,532,363)

Total distributions from net investment income	(1,903,453)

Net share transactions (Note 9):
Class II	103,854,636
Class V	(145,616)
Class VI	377,065,432

Increase (decrease) in net assets resulting from net share transactions	480,774,452

Purchase premiums and redemption fees (Notes 2 and 9):
Class II	834,647
Class V	127,072
Class VI	2,903,028

Increase in net assets resulting from purchase premiums and redemption fees	3,864,747

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	484,639,199

Total increase (decrease) in net assets	530,073,092

Net assets:
Beginning of period	—

End of period (including distributions in excess of net investment income of $1,416,976)	$530,073,092

See accompanying notes to the financial statements.	11

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class II share outstanding throughout the period)

	Period from March 24, 2011 (commencement of operations) through February 29, 2012
Net asset value, beginning of period	$20.89

Income (loss) from investment operations:
Net investment income (loss)†	0.20
Net realized and unrealized gain (loss)	0.39	(a)

Total from investment operations	0.59

Less distributions to shareholders:
From net investment income	(0.09)

Total distributions	(0.09)

Net asset value, end of period	$21.39

Total Return(b)	2.86	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$112,056
Net expenses to average daily net assets	1.02	%(c)(d)*
Net investment income (loss) to average daily net assets	1.05	%*
Portfolio turnover rate	459	%**††
Fees and expenses reimbursed by the
Manager to average daily net assets:	0.42	%*
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.45

(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing or purchases and redemptions of the Fund shares in relation to fluctuating market values of the investments of the Fund.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
††	Calculation represents portfolio turnover of the Fund for the period from March 1, 2011 through February 29, 2012.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

12	See accompanying notes to the financial statements.

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)

(For a Class VI share outstanding throughout the period)

	Period from September 19, 2011 (commencement of operations) through February 29, 2012
Net asset value, beginning of period	$20.34

Income (loss) from investment operations:
Net investment income (loss)†	0.10
Net realized and unrealized gain (loss)	1.06	(a)

Total from investment operations	1.16

Less distributions to shareholders:
From net investment income	(0.09)

Total distributions	(0.09)

Net asset value, end of period	$21.41

Total Return(b)	5.78	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$418,017
Net expenses to average daily net assets	0.87	%(c)(d)*
Net investment income (loss) to average daily net assets	1.10	%*
Portfolio turnover rate	459	%**††
Fees and expenses reimbursed by the
Manager to average daily net assets:	0.13	%*
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.18

(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing or purchases and redemptions of the Fund shares in relation to fluctuating market values of the investments of the Fund.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
††	Calculation represents portfolio turnover of the Fund for the period from March 1, 2011 through February 29, 2012.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	13

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

Emerging Domestic Opportunities Fund (the “Fund”), which commenced operations on March 1, 2011, is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks total return. The Fund typically makes equity investments directly and indirectly (e.g., through other GMO Funds (the “underlying funds”) or derivatives) in companies whose prospects are linked to the internal (“domestic”) development and growth of the world’s non-developed markets (“emerging markets”), including companies that provide goods and services to emerging market consumers. “Emerging markets” include all markets that are not treated as “developed markets” in the MSCI World Index or MSCI EAFE Index.

The term “equity investments” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities and depositary receipts. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments related to emerging markets. The Fund’s investments are not limited to investments in companies located in any particular country or geographic region, and may include investments in companies located in developed markets (e.g., the U.S.) that are related to, or whose prospects are linked to, emerging markets. The Fund does not control risk relative to the MSCI Emerging Markets (“EM”) Index or any other securities index.

The Manager uses fundamental analysis to evaluate and select countries, sectors and companies that it believes are most likely to benefit from domestic growth in emerging markets. In evaluating and selecting investments, the Manager may consider many factors, including the Manager’s assessment of a country’s and/or sector’s fundamentals or growth prospects as well as a company’s positioning relative to its competitors.

As a substitute for direct investments in equities, the Manager may use exchange-traded and over-the-counter (“OTC”) derivatives and exchange-traded funds (“ETFs”). The Manager also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund’s investment exposure; and (iii) to effect transactions intended as substitutes for securities lending. Derivatives used may include options, futures, warrants, swap contracts and reverse repurchase agreements. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may lend its portfolio securities.

14

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

For cash management purposes, the Fund may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund normally does not take temporary defensive positions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

Throughout the period ended February 29, 2012, the Fund had three classes of shares outstanding: Class II, Class V, and Class VI. Each class of shares bears a different shareholder service fee (See Note 5).

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 29, 2012, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 9.0% of net assets. The Fund classifies such securities (levels defined below) as Level 3. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

15

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The foregoing pricing methodologies are modified for the fair value of equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service as of February 29, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	48.5%

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

16

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Level 2 – Valuations determined using other significant direct or indirect observable inputs such as fair value adjustments provided by an independent pricing service and applied to equity securities, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and derivatives, due to market events that have occurred since the local market close but prior to the close of the NYSE.

Level 3 – Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: Certain of the Fund’s securities in Thailand and India were valued at the local price as adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Common Stocks
Belgium	$—	$13,001,379	$—	$13,001,379
Brazil	49,717,218	—	—	49,717,218
China	8,505,590	66,609,261	—	75,114,851
India	11,975,571	30,035,055	3,241,500	45,252,126
Indonesia	—	55,553,768	—	55,553,768
Macau	—	3,764,676	—	3,764,676
Malaysia	—	9,486,564	—	9,486,564
Mexico	4,795,242	—	—	4,795,242
Nigeria	—	3,008,364	—	3,008,364
Panama	5,009,900	—	—	5,009,900
Philippines	7,895,266	14,277,931	—	22,173,197
Russia	3,213,825	21,192,321	—	24,406,146
South Africa	—	16,302,627	—	16,302,627
South Korea	—	10,327,407	—	10,327,407
Taiwan	6,082	9,251,853	—	9,257,935
Thailand	—	—	44,468,502	44,468,502
Turkey	—	4,474,770	—	4,474,770
United States	66,832,958	—	—	66,832,958

TOTAL COMMON STOCKS	157,951,652	257,285,976	47,710,002	462,947,630

17

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

ASSET VALUATION INPUTS — continued

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Preferred Stocks
Brazil	$7,642,751	$—	$—	$7,642,751

TOTAL PREFERRED STOCKS	7,642,751	—	—	7,642,751

Investment Funds
United States	39,255,031	—	—	39,255,031

TOTAL INVESTMENT FUNDS	39,255,031	—	—	39,255,031

Mutual Funds
United States	5,150,088	—	—	5,150,088

TOTAL MUTUAL FUNDS	5,150,088	—	—	5,150,088

Short-Term Investments	4,026,963	—	—	4,026,963

Total Investments	214,026,485	257,285,976	47,710,002	519,022,463

Total	$214,026,485	$257,285,976	$47,710,002	$519,022,463

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities using Level 3 inputs were 9.0% of total net assets.

For the period ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

18

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of March 1, 2011**	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3*	Transfers out of Level 3*	Balances as of February 29, 2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as February 29, 2012

Common Stocks
India	$—	$6,279,236	$(2,759,087)	$—	$(324,980)	$46,331	$—	$—	$3,241,500	$46,331
Thailand	—	48,482 ,205	(14,823,492)	—	2,171,040	8,638,749	—	—	44 ,468,502	8,638,749

Total	$—	$54,761,441	$(17,582,579)	$—	$1,846,060	$8,685,080	$—	$—	$47,710,002	$8,685,080

*	The Fund accounts for investments transferred into Level 3 at the value at the beginning of the year and transferred out of Level 3 at the value at the end of the year.
**	Note: Fund commenced operation on March 1, 2011.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

19

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the period ended February 29, 2012, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, foreign currency transactions, losses on wash sale transactions, differing treatment of foreign capital gains tax, and late-year ordinary losses.

The tax character of distributions declared to shareholders is as follows:

February 29, 2012
Ordinary income (including any net short-term capital gain)	$1,903,453

Total distributions	$1,903,453

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

20

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

As of February 29, 2012, certain tax attributes consisted of the following:

Certain Tax Attributes:
Capital loss carryforwards	$(216,703)
Late-year ordinary loss deferral	$(1,405,461)

As of February 29, 2012, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Due to recent tax law changes, net capital losses recognized in taxable years beginning after February 28, 2011 shall be carried forward indefinitely and generally retain their short-term and/or long-term tax character, as applicable. Utilization of the capital loss carryforwards, post-October capital losses, and losses realized subsequent to February 29, 2012, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Fund’s capital loss carryforwards are as follows:

	Short-Term	Long-Term	Total
No Expiration Date	$216,703	—	$216,703

Total	$216,703	—	$216,703

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$471,942,036	$51,235,047	$(4,154,620)	$47,080,427

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012 the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the period ended February 29, 2012.

21

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (See Note 5).

Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s custodian and fund accounting agent. State Street Bank and Trust Company (“State Street”) serves as the Fund’s transfer agent. BBH’s and State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

For the period ended February 29, 2012, the premium on cash purchases and the fee on cash redemptions of Fund shares were each 0.80% of the amount invested or redeemed. Purchase premiums and redemption fees are paid to and retained by the Fund and are allocated pro rata among the classes to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds) as a result of the purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Fund’s net share transactions. Such fees are recorded as a component of the Fund’s net share transactions. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time.

Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).

22

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion.

The Manager may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

The Manager will waive or reduce the purchase premium when securities are used to purchase the Fund’s shares except to the extent that the Fund incurs transaction costs (e.g., stamp duties or transfer fees) in connection with the transfer of those securities. The Fund may waive or reduce redemption fees when it uses portfolio securities to redeem its shares. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may nonetheless charge a redemption fee equal to known or estimated costs.

Purchase premiums or redemption fees generally will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the 1940 Act and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of value of those investments. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio

23

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments related to emerging markets, the economies of which tend to be more volatile than the economies of developed markets.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Focused Investment Risk — The Fund’s investments in companies whose prospects are linked to the internal development and growth of emerging markets create additional risk because the performance of those companies is likely to be highly correlated.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these

24

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations. The Fund is also subject to risk because the Fund does not seek to control risk relative to a particular securities market index or benchmark.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds (including ETFs) in which it invests will not perform as expected.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

25

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty

26

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in Note 3, “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of

27

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

28

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance

29

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses in the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such

30

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees) and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

31

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund, that fee is paid monthly at the annual rate of 0.75% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.22% for Class II shares, 0.085% for Class V shares and 0.055% for Class VI shares.

The Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover the costs of specified Fund operating expenses (e.g., custody expenses that exceed 0.10% per annum, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including shareholder service fees and certain other expenses) exceeds 0.75% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover specified costs that the Fund may incur as a result of investing in U.S. Treasury Fund. These agreements will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $2,543 and $492, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2012, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
< 0.001%	0.000%	< 0.001%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended February 29, 2012 aggregated $1,363,172,868 and $895,068,744, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s

32

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, 75.43% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund’s outstanding shares of the Fund. On that date, no other shareholder owned more than 10% of the outstanding shares of the fund.

As of February 29, 2012, 2.75% of the shares of the Fund were held by senior management of the Manager and GMO Trust officers and none of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Period from March 24, 2011 (commencement of operations) through February 29, 2012
Class II:	Shares	Amount

Shares sold	5,220,756	$103,496,185
Shares issued to shareholders in reinvestment of distributions	18,678	358,451
Purchase premiums	—	834,647

Net increase (decrease)	5,239,434	$104,689,283

	Period from March 1, 2011 (commencement of operations) through October 27, 2011*
Class V:	Shares	Amount

Shares sold	771,975	$15,729,005
Shares repurchased	(771,975)	(15,874,621)
Purchase premiums	—	126,847
Redemption fees	—	225

Net increase (decrease)	—	$(18,544)

33

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

	Period from September 19, 2011 (commencement of operations) through February 29, 2012
Class VI:	Shares	Amount

Shares sold	19,455,628	$375,821,956
Shares issued to shareholders in reinvestment of distributions	64,779	1,243,476
Purchase premium fees	—	2,903,028

Net increase (decrease)	19,520,407	$379,968,460

*	The class closed on October 27, 2011.

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO U.S. Treasury Fund	$—	$215,090,136	$209,934,911	$1,084	$2,764	$5,150,088

34

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO Emerging Domestic Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Domestic Opportunities Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the period March 1, 2011 (commencement of operations) through February 29, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, brokers and transfer agent, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

35

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

36

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred

Class II
1) Actual	1.02%	$1,000.00	$989.70	$5.05	(a)
2) Hypothetical	1.02%	$1,000.00	$1,019.79	$5.12	(a)

Class VI
1) Actual	0.87%	$1,000.00	$1,057.80	$3.99	(b)
2) Hypothetical	0.87%	$1,000.00	$1,018.39	$3.91	(b)

(a)	Expenses are calculated using each Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

(b)	For the period September 19, 2011 (commencement of operations) through February 29, 2012. Expense is calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the period ended February 29, 2012, multiplied by the average account value over the period, multiplied by 163 days in the period, divided by 366 days in the year.

37

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

During the year ended February 29, 2012, the Fund paid foreign taxes of $274,215 and recognized foreign source income of $3,884,854.

For taxable, non-corporate shareholders, 64.56% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 6.36% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 qualified for the dividends-received deduction.

38

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 –March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

39

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 –present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

40

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 –present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 –November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 –November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 –present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

41

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 –present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 –present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 –present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 –present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 –present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 –present); Audit Senior at Deloitte (August 2007 –August 2009); Audit Staff at Deloitte (January 2005 –August 2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

42

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 –July 2009), Vice President and Associate General Counsel (February 2006 –December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President – Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 – present), Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

43

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 –January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

44

GMO Emerging Markets Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Emerging Markets Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Emerging Markets Fund returned –1.9% for the fiscal year ended February 29, 2012, as compared with –0.4% for the S&P/IFCI Composite Index.

Country/Sector selection detracted 0.4% from the Fund’s relative returns for the fiscal year. The Fund’s overweight in Hungarian Financials and underweight in Brazilian Consumer Staples hurt relative performance. The Fund’s overweight in Indonesian Consumer Discretionary and underweight in Indian Industrials helped relative performance.

Stock selection detracted 1.0% from relative returns during the fiscal year. In particular, the Fund’s stock selections in Korean Information Technology and Chinese Information Technology hurt relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $50,000,000 Investment in

GMO Emerging Markets Fund Class III Shares and the S&P/IFCI Composite Index

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .80% on the purchase and .80% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

*	For the period from January 9, 1998 to August 12, 2009, no Class II shares were outstanding. Performance for that period is that of Class III shares, which have been adjusted downward to reflect Class II’s higher gross expenses (Class II’s expenses during these periods were calculated by adjusting Class III’s gross expenses during such periods upward by the current differential between the gross shareholder service fees for Class II and Class III shares).
**	For the period from October 26, 2004 to February 11, 2005, no Class V shares were outstanding. Performance for that period is that of Class IV shares, which have higher expenses. Therefore, the performance shown is lower than it would have been if Class V shares had been outstanding.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	86.0%
Preferred Stocks	11.2
Investment Funds	1.3
Short-Term Investments	0.5
Debt Obligations	0.3
Mutual Funds	0.1
Swap Agreements	0.0 ^
Other	0.6

100.0%

Country Summary*	% of Investments
Brazil	21.0%
Russia	14.5
China	14.1
South Korea	11.3
Taiwan	6.4
Indonesia	5.9
India	5.8
Thailand	3.8
Turkey	3.6
South Africa	2.8
Egypt	1.9
Poland	1.9
Philippines	1.8
Mexico	1.6
Czech Republic	1.5
Hungary	0.6
United States	0.5
Malaysia	0.3
Chile	0.2
Kazakhstan	0.1
Macau	0.1
Morocco	0.1
Panama	0.1
Sri Lanka	0.1
Nigeria	0.0 ^

100.0%

*	The table shows country exposure in the fund. The table excludes short-term investments. The table includes exposure through Forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

1

GMO Emerging Markets Fund

(A Series of GMO Trust)

Investments Concentration Summary — (Continued)

February 29, 2012 (Unaudited)

Industry Group Summary	% of Equity Investments**
Energy	20.5%
Banks	14.9
Telecommunication Services	14.6
Materials	13.4
Semiconductors & Semiconductor Equipment	4.7
Utilities	4.0
Automobiles & Components	3.7
Capital Goods	3.5
Technology Hardware & Equipment	3.4
Food, Beverage & Tobacco	3.3
Software & Services	3.1
Diversified Financials	2.1
Insurance	1.4
Food & Staples Retailing	1.1
Consumer Services	1.0
Consumer Durables & Apparel	0.9
Retailing	0.8
Real Estate	0.8
Media	0.6
Commercial & Professional Services	0.5
Transportation	0.5
Household & Personal Products	0.5
Pharmaceuticals, Biotechnology & Life Sciences	0.4
Health Care Equipment & Services	0.3

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts and ETFs, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

^	Rounds to 0.0%.

2

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	COMMON STOCKS — 86.0%

	Brazil — 12.2%
1,419,210	Banco Bradesco ADR	25,744,468
8,910,700	Banco do Brasil SA	143,474,075
300,600	Banco Santander Brasil SA	3,229,623
3,354,000	Banco Santander Brasil SA ADR	35,820,720
7,081,900	BM&FBOVESPA SA	47,384,499
1,521,300	BR Malls Participacoes SA	19,498,508
364,100	BR Properties SA	4,675,152
790,800	Brasil Brokers Participacoes SA	3,444,568
317,980	Centrais Eletricas Brasileiras SA ADR	4,855,555
767,870	Centrais Eletricas Brasileiras SA Sponsored ADR	8,300,675
328,363	CETIP SA	6,118,862
6,200	Cia de Bebidas das Americas ADR	209,560
802,002	Cia de Saneamento Basico do Estado de Sao Paulo	30,286,697
183,500	Cia Paranaense de Energia Sponsored ADR	4,565,480
1,527,500	Cielo SA	54,615,519
262,760	Companhia de Bebidas das Americas	8,893,062
1,339,500	Companhia de Bebidas das Americas ADR	53,593,395
848,200	Companhia de Saneamento de Minas Gerais-Copasa MG	21,535,315
293,500	Companhia Energetica de Minas Gerais Sponsored ADR	6,700,605
1,259,900	Cosan SA Industria e Comercio	22,560,445
872,300	Cyrela Brazil Realty SA	8,797,925
1,160,692	Electrobras (Centro)	12,625,842
737,400	Fleury SA	10,516,189
653,500	Gafisa SA	1,819,030
838,400	Gafisa SA ADR	4,653,120
3,376,565	Gerdau SA	28,707,439
4,616,400	Gerdau SA Sponsored ADR	48,010,560
7,921,750	Itau Unibanco Holding SA ADR	166,752,837
1,427,200	JBS SA *	6,067,002
310,400	Light SA	4,916,512
310,700	Multiplan Empreendimentos Imobiliarios SA	7,056,224
1,614,600	Multiplus SA	32,522,355

See accompanying notes to the financial statements.	3

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Brazil — continued
1,810,000	OGX Petroleo e Gas Participacoes SA *	17,918,183
255,965	Oi SA ADR	5,119,300
5,672,990	Petroleo Brasileiro SA (Petrobras) ADR	169,282,022
476,900	Qualicorp SA *	4,165,672
4,008,200	Redecard SA	83,326,679
232,900	Souza Cruz SA	3,486,888
495,160	Telefonica Brasil SA ADR	14,572,559
973,200	Ultrapar Participacoes SA	22,096,415
105,100	Ultrapar Participacoes SA Sponsored ADR	2,356,342
22,700	Usinas Siderurgicas de Minas Gerais SA Sponsored ADR	153,225
1,723,800	Vale SA	43,716,110
5,320,800	Vale SA Sponsored ADR	133,764,912

	Total Brazil	1,337,910,125

	Chile — 0.2%
902,435	Empresa National de Telecomunicaciones SA	18,430,474
870,085	Empresas CMPC SA	3,807,812
55,943,800	Madeco SA *	2,798,064

	Total Chile	25,036,350

	China — 13.7%
66,800	Baidu Inc Sponsored ADR *	9,131,560
133,249,640	Bank of China Ltd Class H	57,973,747
30,572,480	Bank of Communications Co Ltd Class H	25,071,558
1,271,500	Beijing Enterprises Holdings Ltd	8,050,110
5,553,000	China Agri-Industries Holdings Ltd	4,178,380
26,906,000	China CITIC Bank Corp Class H	17,507,442
17,282,700	China Coal Energy Co Ltd Class H	22,050,013
19,703,700	China Communication Services Corp Ltd Class H	10,077,847
41,245,150	China Communications Construction Co Ltd Class H	42,080,369
25,124,099	China Construction Bank Class H	21,064,119
13,928,000	China Eastern Airlines Corp Ltd Class H *	5,334,714
6,590,000	China Everbright Ltd	12,329,104

4	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	China — continued
44,600	China Life Insurance Co Ltd ADR	2,067,210
12,500,000	China Life Insurance Co Ltd Class H	38,643,261
6,320,000	China Mengniu Dairy Co Ltd	17,892,800
10,177,000	China Minsheng Banking Corp Ltd	9,835,544
33,274,237	China Mobile Ltd	354,155,492
726,400	China Mobile Ltd Sponsored ADR	38,506,464
1,030,880	China Ocean Resources Co Ltd	4,468,517
4,375,000	China Pacific Insurance Group Co Ltd	15,706,366
9,500	China Petroleum & Chemical Corp ADR	1,076,255
108,793,351	China Petroleum & Chemical Corp Class H	123,599,553
5,082,000	China Railway Construction Corp Ltd Class H	3,957,036
31,185,000	China Railway Group Ltd Class H	12,567,561
8,392,000	China Shenhua Energy Co Ltd Class H	38,451,091
15,186,000	China Southern Airlines Co Ltd Class H *	7,607,812
20,900	China Telecom Corp Ltd ADR	1,269,675
109,528,000	China Telecom Corp Ltd Class H	66,371,734
10,773,900	China Unicom Hong Kong Ltd	19,230,164
1,058,100	China Unicom Hong Kong Ltd ADR	18,887,085
15,778,000	China Yurun Food Group Ltd	23,819,288
9,627,400	Citic Pacific Ltd	18,007,870
2,967,000	CITIC Securities Co Ltd Class H *	6,571,911
10,134,000	CNOOC Ltd	22,958,637
820	CNOOC Ltd ADR	185,714
9,920,000	Dongfeng Motor Group Co Ltd Class H	19,276,611
8,277,000	Galaxy Entertainment Group Ltd *	20,261,485
19,612,000	Global Bio-chem Technology Group Co Ltd	5,241,341
15,084,500	Haitian International Holdings Ltd	15,806,489
3,659,500	Hengan International Group Co Ltd	33,119,512
310,100	Home Inns & Hotels Management Inc ADR *	9,516,969
12,902,440	Hopson Development Holdings Ltd	10,402,720
452,400	Industrial and Commercial Bank of China Ltd Class A	318,440
120,091,000	Industrial and Commercial Bank of China Ltd Class H	87,626,205
3,109,500	Intime Department Store Group Co Ltd	3,853,224

See accompanying notes to the financial statements.	5

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	China — continued
7,903,200	Kingdee International Software Group Co Ltd	2,139,858
4,536,000	Kunlun Energy Company Ltd	7,576,045
16,164,000	Lee & Man Paper Manufacturing Ltd	8,494,663
4,811,160	Lianhua Supermarket Holdings Co Ltd	6,730,810
502,600	New Oriental Education & Technology Group Inc Sponsored ADR *	13,323,926
3,875,000	Nine Dragons Paper Holdings Ltd	3,502,198
6,356,172	Peace Mark Holdings Ltd * (a) (b)	—
19,400	PetroChina Co Ltd ADR	2,914,462
43,527,121	PetroChina Co Ltd Class H	65,380,276
14,514,800	PICC Property & Casualty Co Ltd Class H	20,356,046
927,000	Ping An Insurance (Group) Co of China Ltd Class H	8,048,284
21,885,000	Sun Art Retail Group Ltd *	29,064,286
34,600	Suntech Power Holdings Co Ltd ADR *	107,260
3,882,000	Tingyi (Cayman Islands) Holding Corp	11,437,879
4,583,000	Want Want China Holdings Ltd	4,544,027
53,100	Weichai Power Co Ltd Class A	294,625
2,883,600	Weichai Power Co Ltd Class H	15,866,849
11,031,000	Yangzijiang Shipbuilding Holdings Ltd	11,926,128
2,918,000	Yanzhou Coal Mining Co Ltd Class H	7,210,572
38,800	Yanzhou Coal Mining Co Ltd Sponsored ADR	956,808

	Total China	1,505,984,001

	Czech Republic — 1.5%
2,210,594	CEZ AS	95,263,699
203,400	Komercni Banka AS	39,700,278
218,730	Pegas Nonwovens SA	5,271,055
10,451	Philip Morris CR AS	6,373,239
684,330	Telefonica 02 Czech Republic AS	14,872,387

	Total Czech Republic	161,480,658

	Egypt — 1.9%
1,400,759	Alexandria Mineral Oils Co	20,132,238
9,183,853	Arab Cotton Ginning	5,098,162

6	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Egypt — continued
4,467,534	Commercial International Bank	18,380,187
59,608	EFG-Hermes Holding GDR *	273,606
1,833,016	EFG-Hermes Holding SAE *	4,527,266
413,684	Egyptian Co for Mobile Services	12,169,848
1,865,841	ElSwedy Electric Co	8,354,921
533,295	Orascom Construction Industries	24,639,849
55,680	Orascom Construction Industries GDR	2,511,696
14,449,944	Orascom Telecom Holding SAE *	10,094,439
8,605,897	Orascom Telecom Holding SAE GDR (Registered Shares) *	29,649,148
4,510,093	Orascom Telecom Media and Technology Holding SAE GDR * (a)	7,003,881
6,368,051	Sidi Kerir Petrochemicals Co	15,085,546
10,378,798	South Valley Cement	7,004,286
15,107,562	Talaat Moustafa Group *	11,871,972
10,899,682	Telecom Egypt	28,895,832

	Total Egypt	205,692,877

	Hungary — 0.6%
42,607	Egis Gyogyszergyar Nyrt	3,189,214
5,882,502	Magyar Telekom Nyrt	16,044,858
28,968	MOL Hungarian Oil and Gas PLC *	2,495,530
2,355,638	OTP Bank Nyrt	43,296,913

	Total Hungary	65,026,515

	India — 5.7%
1,074,274	Aban Offshore Ltd	10,865,187
19,426,758	Alok Industries Ltd	8,111,762
80,210	Asian Paints Ltd	5,186,380
1,784,195	Aurobindo Pharma Ltd	4,065,411
159,831	Bajaj Auto Ltd	5,879,225
161,453	Bayer Cropscience Ltd	2,632,159
547,774	Cairn India Ltd *	4,133,053
2,481,405	Canara Bank Ltd	25,743,932
1,605,362	Cipla Ltd	10,358,091

See accompanying notes to the financial statements.	7

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	India — continued
2,336,419	Dena Bank (a)	4,135,842
1,744,042	DLF Ltd	8,004,029
1,719,345	GAIL India Ltd	13,073,573
961,699	Gitanjali Gems Ltd	7,509,204
73,719	Glaxo SmithKline Consumer Healthcare Ltd	3,892,747
459,838	Grasim Industries Ltd (a)	27,253,731
2,636,254	HDFC Bank Ltd	27,918,296
941,300	HDFC Bank Ltd ADR	32,333,655
395,123	Hero Honda Motors Ltd	15,710,827
8,736,910	Hexaware Technologies Ltd	21,596,748
2,185,752	Hindalco Industries Ltd	6,608,495
483,549	HSIL Ltd	1,397,663
626,228	Indraprastha Gas Ltd	4,783,921
612,029	IndusInd Bank Ltd (a)	3,918,322
235,107	Infosys Technologies Ltd	13,669,086
651,490	Infosys Technologies Ltd Sponsored ADR	37,577,943
1,141,785	Kiri Industries Ltd (c)	2,079,532
1,174,461	Kotak Mahindra Bank Ltd	13,103,749
1,124,332	LIC Housing Finance Ltd	5,958,358
1,190,423	Mphasis Ltd	10,458,606
3,933,206	NTPC Ltd	14,552,917
6,349,518	Oil & Natural Gas Corp Ltd	37,917,890
1,180,189	Petronet LNG Ltd	4,036,545
6,533,367	Power Grid Corp of India Ltd	15,034,840
169,404	Punjab National Bank Ltd (a)	3,482,960
759,636	Reliance Industries Ltd	12,597,986
46,756	Reliance Industries Ltd Sponsored GDR, 144A	1,537,663
6,097,060	Satyam Computer Services Ltd *	8,504,299
6,885,789	Sesa Goa Ltd	30,002,474
8,807,557	Shree Renuka Sugars Ltd	6,810,614
3,810,173	Sterlite Industries India Ltd	9,591,274
344,100	Sterlite Industries India Ltd ADR	3,413,472
526,047	Sun TV Network Ltd	3,324,468

8	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	India — continued
1,728,606	Tata Consultancy Services Ltd	42,915,352
6,551,848	Tata Motors Ltd	36,114,586
568,500	Tata Motors Ltd Sponsored ADR	15,520,050
4,959,750	Tata Power Co Ltd	11,718,123
1,123,965	Tata Steel Ltd	10,832,774
146,630	Torrent Pharmaceuticals Ltd	1,633,676
986,520	Union Bank of India	4,658,177
2,827,962	Welspun Corp Ltd	8,415,487
366,453	Whirlpool of India Ltd *	1,342,403

	Total India	621,917,557

	Indonesia — 5.7%
20,469,000	ACE Hardware Indonesia Tbk PT	9,800,549
15,094,000	AKR Corporindo Tbk PT	6,009,985
27,710,500	Astra International Tbk PT	216,950,696
142,291,275	Bakrie Telecom Tbk PT *	4,172,396
12,638,550	Bank Central Asia Tbk PT	10,614,251
17,382,168	Bank Danamon Indonesia Tbk PT	8,602,522
64,539,702	Bank Mandiri Tbk PT	45,961,262
66,748,500	Bank Rakyat Tbk PT	50,878,403
60,332,500	Gajah Tunggal Tbk PT	18,306,814
61,743,500	Global Mediacom Tbk PT	8,598,828
8,650,500	Harum Energy Tbk PT	8,410,884
12,035,550	Indofood Sukses Makmur Tbk PT	6,782,549
5,354,500	Indomobil Sukses Internasional Tbk PT *	8,523,647
47,504,000	Kalbe Farma Tbk PT	18,392,496
10,580,000	Matahari Putra Prima Tbk PT	1,088,448
63,053,500	Media Nusantara Citra Tbk PT	11,657,690
80,854,500	Perusahaan Gas Negara PT	33,473,249
7,807,000	Semen Gresik Persero Tbk PT	9,721,518
4,464,000	Straits Asia Resources Ltd	9,419,863
3,218,150	Tambang Batubara Bukit Asam Tbk PT	7,374,665
67,916,500	Telekomunikasi Indonesia Tbk PT	52,893,273

See accompanying notes to the financial statements.	9

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Indonesia — continued
537,200	Telekomunikasi Indonesia Tbk PT Sponsored ADR	16,594,108
20,398,612	United Tractors Tbk PT	65,373,379

	Total Indonesia	629,601,475

	Kazakhstan — 0.1%
423,508	KazMunaiGas Exploration Production GDR	7,579,135

	Macau — 0.1%
4,461,600	Wynn Macau Ltd	11,670,706

	Malaysia — 0.3%
8,024,230	AMMB Holdings Berhad	16,386,212
2,566,113	Hong Leong Bank Berhad	10,356,380
14,466,861	Lion Industries Corp Berhad	7,080,836
2,037,027	Shangri-La Hotels Berhad	1,798,774

	Total Malaysia	35,622,202

	Mexico — 1.5%
41,656,600	America Movil SAB de CV Class L	50,054,616
3,580,100	America Movil SAB de CV Class L ADR	85,707,594
1,772,600	Corporacion GEO SA de CV Class B *	2,545,458
347,500	Desarrolladora Homex SAB de CV *	1,042,944
111,100	Desarrolladora Homex SAB de CV ADR *	2,004,244
139,200	First Cash Financial Services Inc *	5,882,592
451,200	Fomento Economico Mexicano SA de CV	3,317,978
89,700	Fomento Economico Mexicano Sponsored ADR	6,601,920
1,376,600	Gruma SAB de CV Series B *	3,355,417
1,700,000	Grupo Financiero Banorte SAB de CV Class O	6,884,092

	Total Mexico	167,396,855

	Morocco — 0.1%
748,739	Maroc Telecom	12,465,494

	Nigeria — 0.0%
1,812,432	Nestle Nigeria Plc	4,593,851

10	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Panama — 0.1%
86,200	Copa Holdings SA Class A	6,169,334

	Philippines — 1.7%
8,285,510	BDO Unibank Inc	12,676,452
99,737,200	Lopez Holding Corp	11,770,532
8,014,442	Metropolitan Bank & Trust Co	15,156,772
1,039,790	Philippine Long Distance Telephone Co	69,417,276
572,600	Philippine Long Distance Telephone Co Sponsored ADR	37,774,422
55,432,000	Puregold Price Club Inc *	27,680,346
11,258,300	Universal Robina Corp	13,944,715

	Total Philippines	188,420,515

	Poland — 1.6%
604,554	Asseco Poland SA	10,495,613
210,931	Grupa Lotos SA *	1,909,970
2,538,070	KGHM Polska Miedz SA	120,715,682
2,027,520	PGE SA	12,971,809
5,247,038	Synthos SA	8,808,888
10,204,458	Tauron Polska Energia SA	16,798,923
783,796	Telekomunikacja Polska SA	4,291,906

	Total Poland	175,992,791

	Russia — 12.1%
4,594,147	Aeroflot - Russian Airlines	7,920,195
138,484	Bashneft OAO Class S	8,543,864
923,694	Cherepovets MK Severstal GDR (Registered Shares)	14,226,539
2,487,965	Gazprom Neft Class S	13,282,108
394,348	Gazprom Neft JSC Sponsored ADR	10,711,669
27,514,271	Gazprom OAO Sponsored ADR	364,278,245
3,879,995	Lukoil OAO Sponsored ADR	248,700,591
1,129,383	Magnit OJSC Sponsored GDR	33,319,482
876,735	Magnitogorsk Iron & Steel Works Sponsored GDR (Registered Shares)	5,679,219
9,196	Mail. ru Group Ltd GDR *	363,537

See accompanying notes to the financial statements.	11

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Russia — continued
670,271	Mail.ru Group Ltd GDR (Registered Shares) *	26,497,202
1,367,570	Mechel Sponsored ADR	15,180,027
3,587,612	MMC Norilsk Nickel JSC ADR	71,027,815
2,583,260	Mobile Telesystems Sponsored ADR	47,144,495
340,844	NovaTek OAO Sponsored GDR (Registered Shares)	49,405,806
16,169,274	Rosneft OJSC GDR (Registered Shares)	124,900,414
135,000	RUSIA Petroleum Class S * (a)	1,350
4,184,812	Sberbank Sponsored ADR	57,472,124
598,605	Sistema JSFC Sponsored GDR (Registered Shares)	13,072,878
8,420,561	Surgutneftegas Sponsored ADR	89,141,221
457,996	Tatneft Class S	3,048,342
2,128,148	Tatneft Sponsored ADR	84,940,488
2,152,541	TNK-BP Holding Class S	7,087,213
246,922	Uralkali Sponsored GDR (Registered Shares)	10,026,027
324,913	Volga Gas Plc *	556,154
4,280,675	VTB Bank OJSC GDR (Registered Shares)	21,650,023
232,300	Yandex NV Class A *	4,947,990

	Total Russia	1,333,125,018

	South Africa — 2.7%
1,356,369	Absa Group Ltd	28,776,500
1,686,813	Aveng Ltd	8,084,885
632,617	Barloworld Ltd	7,499,748
555,214	Bidvest Group Ltd	12,934,077
3,028,676	Blue Label Telecoms Ltd	2,520,939
245,615	Exxaro Resources Ltd	6,859,932
8,370,404	FirstRand Ltd	26,488,208
4,147,346	Growthpoint Properties Ltd	11,324,046
2,039,727	Investec Ltd	13,358,493
443,319	JSE Ltd	4,627,208
815,121	MTN Group Ltd	14,637,928
1,107,743	Murray & Roberts Holdings Ltd *	4,264,090
790,568	Nedbank Group Ltd	16,871,176

12	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	South Africa — continued
1,131,512	Remgro Ltd	19,994,179
452,353	Sasol Ltd	24,036,138
65,900	Sasol Ltd Sponsored ADR	3,517,083
563,555	Shoprite Holdings Ltd	10,192,048
839,651	Standard Bank Group Ltd	12,344,101
1,398,358	Steinhoff International Holdings Ltd *	4,979,675
4,674,993	Telkom South Africa Ltd	16,111,560
194,731	Tiger Brands Ltd	6,719,103
815,217	Vodacom Group Ltd	11,205,862
940,645	Wilson Bayly Holmes-Ovcon Ltd	14,752,296
2,199,675	Woolworths Holdings Ltd	13,190,883

	Total South Africa	302,049,696

	South Korea — 10.0%
71,373	Ahnlab Inc	5,868,041
60,860	Cheil Industries Inc	5,185,477
25,153	CJ CheilJedang Corp	7,211,679
749,050	DGB Financial Group Inc	10,062,100
84,744	Dong-A Pharmaceutical Co Ltd	6,426,928
241,549	Dongbu Insurance Co Ltd	10,516,907
363,830	Dongkuk Steel Mill Co Ltd	8,150,376
289,126	Edu Ark Co Ltd * (a)	—
659,297	Eugene Corp *	2,791,766
375,039	Finetex EnE Inc *	818,071
934,800	Foosung Co Ltd *	5,837,400
645,069	Hana Financial Group Inc	22,684,441
65,390	Hansae Co Ltd	477,061
623,045	Hanwha Corp	19,649,031
201,060	Hotel Shilla Co Ltd	7,631,348
279,387	Hyosung Corp	16,552,507
115,909	Hyundai Heavy Industries Co Ltd	35,063,144
236,634	Hyundai Hysco	8,031,924
574,080	Hyundai Marine & Fire Insurance Co Ltd	16,550,831

See accompanying notes to the financial statements.	13

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	South Korea — continued
64,242	Hyundai Mobis	16,356,381
97,229	Hyundai Motor Co	18,727,852
180,640	Hyundai Steel Co	18,390,355
3,425,982	In the F Co Ltd * (c)	2,102,698
2,291,704	Industrial Bank of Korea	26,559,330
123,020	Kangwon Land Inc	2,827,658
256,400	KB Financial Group Inc	9,415,240
80,078	Kia Motors Corp	5,048,748
1,092,685	KleanNara Co Ltd *	4,537,838
241,320	Kolon Corp	5,881,362
96,740	Kolon Industries Inc	6,260,454
4,520,938	Korea Exchange Bank	32,834,974
143,341	Korea Investment Holdings Co Ltd	5,788,881
23,628	Korea Zinc Co Ltd	9,222,642
317,630	Korean Reinsurance Co	4,118,142
1,197,796	KT Corp	34,958,423
1,131,600	KT Corp Sponsored ADR	16,645,836
754,912	KT&G Corp	49,512,945
4,326,872	LG Uplus Corp	24,521,959
167,090	Lock & Lock Co Ltd	4,557,008
22,303	ORION Corp	14,176,174
199,586	Osung LST Co Ltd *	2,452,441
263,023	POSCO	97,605,068
13,200	POSCO ADR	1,221,000
489,930	Pumyang Construction Co Ltd *	784,690
245,470	Samsung Electronics Co Ltd	263,969,580
55,479	Samsung Fine Chemicals Co Ltd	3,033,542
144,876	Samsung Fire & Marine Insurance Co Ltd	27,262,352
718,537	Shinhan Financial Group Co Ltd	27,722,408
28,828	Shinsegae International Co Ltd	2,712,724
41,203	Shinsegae Co Ltd	9,647,464
493,379	Simm Tech Co Ltd	6,374,583
99,568	SK Chemicals Co Ltd	6,179,583

14	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	South Korea — continued
368,597	SK Telecom Co Ltd	47,883,122
2,255,500	SK Telecom Co Ltd ADR	32,591,975
58,435	SK Holdings Co Ltd	8,810,652
1,654,350	Tong Yang Securities Inc	7,960,540
3,826,370	Woori Finance Holdings Co Ltd	41,807,586
451,662	Youngone Corp	9,796,288

	Total South Korea	1,099,769,530

	Sri Lanka — 0.1%
27,986,667	Anilana Hotel & Properties (a) (d)	1,721,903
5,719,254	Hatton National Bank Plc	7,107,112
205,316	Hatton National Bank Plc (Non Voting)	160,538

	Total Sri Lanka	8,989,553

	Taiwan — 6.3%
4,093,600	Advantech Co Ltd	13,742,868
3,603,000	Arima Communications Corp *	3,412,616
2,119,070	Asustek Computer Inc	19,811,354
25,857,329	Chunghwa Telecom Co Ltd	79,379,061
135,700	Chunghwa Telecom Co Ltd ADR	4,126,637
4,656,000	Compal Communications Inc	10,657,340
57,702,311	Compal Electronics Inc	67,971,314
3,262,000	E Ink Holdings Inc	4,878,766
2,797,000	Elan Microelectronics Corp	3,640,296
21,161,994	Far Eastone Telecommunications Co Ltd	44,322,257
935,000	Flexium Interconnect Inc	4,128,273
10,258,312	Hon Hai Precision Industry Co Ltd	35,587,270
2,756,000	HTC Corp	61,532,554
14,439,349	Lite-On Technology Corp	19,544,803
27,198,000	Macronix International Co Ltd	11,506,924
3,792,000	Neo Solar Power Corp	3,758,171
1,595,658	Novatek Microelectronics Corp Ltd	4,751,706
3,298,000	Pegatron Corp	4,463,502

See accompanying notes to the financial statements.	15

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Taiwan — continued
813,000	Phison Electronics Corp	6,428,592
7,239,749	Powertech Technology Inc	16,541,233
27,946,290	Quanta Computer Inc	68,804,077
16,524,923	Taishin Financial Holding Co Ltd	6,702,540
11,505,676	Taiwan Mobile Co Ltd	35,289,722
28,113,044	Taiwan Semiconductor Manufacturing Co Ltd	76,940,779
34,100,000	United Microelectronics Corp	17,952,660
1,119,400	United Microelectronics Corp Sponsored ADR	3,044,768
30,819,212	Wistron Corp	51,142,283
6,203,170	Yungtay Engineering Co Ltd	9,773,452

	Total Taiwan	689,835,818

	Thailand — 3.7%
10,475,490	Advanced Info Service Pcl (Foreign Registered) (a)	55,208,361
6,468,205	Airports of Thailand Pcl (Foreign Registered) (a)	11,242,496
62,000	Bangkok Bank Pcl (Foreign Registered) (a)	396,319
2,956,290	Bangkok Bank Pcl NVDR	17,630,997
9,428,086	Bangkok Dusit Medical Service Pcl (Foreign Registered) * (a)	23,401,073
530,250	Banpu Pcl (Foreign Registered) (a)	11,318,974
8,978,600	Charoen Pokphand Foods Pcl (Foreign Registered) (a)	10,726,754
3,125,800	CP ALL Pcl (Foreign Registered) (a)	6,831,267
6,251,450	Electricity Generating Pcl (Foreign Registered) (a)	19,506,562
22,521,600	Esso Thailand Pcl (Foreign Registered) (a)	9,931,630
10,775,300	Glow Energy Pcl (Foreign Registered) (a)	19,185,585
75,479,500	Hemaraj Land and Development Pcl (Foreign Registered) (a)	6,559,414
21,986,971	Home Product Center Pcl (Foreign Registered) (a)	8,916,938
3,052,600	Indorama Ventures Pcl (Foreign Registered) (a)	4,036,428
2,579,920	Kasikornbank Pcl (Foreign Registered) (a)	12,452,137
650,600	Kasikornbank Pcl NVDR	3,140,160
6,314,370	PTT Pcl (Foreign Registered) (a)	75,477,425
6,882,938	Robinson Department Store Pcl (Foreign Registered) (a)	10,419,276
12,563,400	Saha Pathana Inter-Holding Pcl (Foreign Registered) (a)	9,743,535
4,609,800	Shin Corp Pcl (Foreign Registered) (a)	7,996,514

16	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Thailand — continued
1,723,328	Siam Cement Pcl (Foreign Registered) (a)	24,397,178
373,400	Siam Makro Pcl (Foreign Registered) (a)	3,741,457
3,108,050	Star Block Co Ltd (Foreign Registered) * (a) (b) (c)	—
4,590,400	Thai Airways International Pcl (Foreign Registered) (a)	3,926,550
1,834,819	Thai Oil Pcl (Foreign Registered) (a)	4,589,455
43,866,702	Thai Tap Water Supply Pcl (Foreign Registered) (a)	8,179,316
10,148,800	Thaicom Pcl (Foreign Registered) * (a)	4,412,627
2,044,200	Total Access Communication Pcl (Foreign Registered) (a)	4,671,089
4,518,210	Total Access Communication Pcl NVDR	10,324,312
31,639,500	TPI Polene Pcl (Foreign Registered) (a)	16,903,136

	Total Thailand	405,266,965

	Turkey — 3.5%
1,548,899	Akbank TAS	6,195,395
3,599,469	Akenerji Elektrik Uretim AS *	4,490,931
1,919,366	Aksa Akrilik Kimya Sanayii	5,261,830
1,063,356	Arcelik AS	4,871,879
3,702,029	Asya Katilim Bankasi AS *	3,843,164
2,532,508	Aygaz AS	13,549,950
7,347,286	Dogus Otomotiv Servis ve Ticaret AS *	17,539,101
6,952,138	Eregli Demir ve Celik Fabrikalari TAS	16,231,766
1,420,559	Ford Otomotiv Sanayi AS	13,311,565
4,309,052	Haci Omer Sabanci Holding AS	18,566,240
4,976,815	Ipek Dogal Enerji Kaynaklari Ve Uretim AS *	7,345,566
4,976,815	Ipek Dogal Enerji Kaynaklari Ve Uretim AS *	7,283,283
1,449,620	Izmir Demir Celik Sanayii AS *	3,181,620
17,125,842	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class D *	8,685,004
7,247,664	Koc Holding AS	30,073,733
365,844	Koza Altin Isletmeleri AS	7,246,818
5,361,803	Koza Anadolu Metal Madencilik Isletmeleri AS *	8,827,527
5,746,874	Koza Anadolu Metal Madencilik Isletmeleri AS *	9,490,871
42,150	Medya Holding AS (a) (b)	—
1,304,329	Tupras-Turkiye Petrol Rafineriler AS	32,077,037

See accompanying notes to the financial statements.	17

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Turkey — continued
6,856,179	Turk Hava Yollari Anonim Ortakligi *	10,398,950
7,296,190	Turk Telekomunikasyon AS	31,203,439
214,851	Turk Traktor ve Ziraat Makineleri AS	4,635,159
5,601,770	Turkcell Iletisim Hizmet AS *	30,663,906
59,300	Turkcell Iletisim Hizmetleri AS ADR *	806,480
6,499,058	Turkiye Garanti Bankasi	24,612,921
4,014,234	Turkiye IS Bankasi Class C	9,518,342
9,093,275	Turkiye Sise ve Cam Fabrikalari AS	18,427,228
6,939,721	Turkiye Vakiflar Bankasi TAO Class D	12,262,665
2,990,471	Turkiye Halk Bankasi AS	20,510,296
2,324,806	Yapi ve Kredi Bankasi AS *	4,423,437

	Total Turkey	385,536,103

	United States — 0.6%
134,300	Colgate–Palmolive Co.	12,514,074
145,700	Mead Johnson Nutrition Co.	11,328,175
636,000	Yum! Brands, Inc.	42,128,640

	Total United States	65,970,889

	TOTAL COMMON STOCKS (COST $8,938,209,146)	9,453,104,013

	PREFERRED STOCKS — 11.2%

	Brazil — 8.2%
256,100	AES Tiete SA 10.77%	3,795,455
3,866,571	Banco Bradesco SA 0.05%	70,250,118
1,897,900	Banco do Estado do Rio Grande do Sul SA Class B 1.45%	22,612,336
1,175,600	Bradespar SA 0.03%	24,788,747
1,579,300	Centrais Eletricas Brasileiras SA Class B 6.59%	24,021,730
554,400	Companhia de Bebidas das Americas 2.66%	22,308,365
82,600	Companhia Paranaense de Energia Class B 0.72%	2,079,370
151,400	Confab Industrial SA 0.24%	510,471
912,800	Eletropaulo Metropolitana SA 9.72%	19,651,312

18	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Brazil — continued
1,403,100	Gerdau SA 1.77%	14,666,266
8,818,941	Itausa-Investimentos Itau SA 0.46%	61,626,025
4,860,000	Klabin SA 3.21%	24,169,108
3,625,800	Metalurgica Gerdau SA 1.90%	48,245,468
161,500	Oi SA 2.59%	1,090,930
1,520,004	Petroleo Brasileiro SA (Petrobras) 0.49%	21,517,716
7,674,860	Petroleo Brasileiro SA Sponsored ADR 0.52%	218,656,761
846,400	Randon Participacoes SA 0.99%	5,357,617
6,118,600	Usinas Siderrurgicas de Minas Gerais SA Class A 1.26%	41,509,210
146,000	Vale SA 2.36%	3,613,335
11,155,310	Vale SA Sponsored ADR 2.36%	274,197,520

	Total Brazil	904,667,860

	Russia — 2.0%
14,634,903	Sberbank 1.59%	38,046,240
127,657,998	Surgutneftegaz OJSC 6.09%	86,785,865
12,100	Surgutneftegaz Sponsored ADR 6.08%	81,917
2,498,730	TNK BP Holding 8.18%	7,227,202
48,063	Transneft 0.61%	89,660,568

	Total Russia	221,801,792

	South Korea — 1.0%
264,729	Hyundai Motor Co 2.90%	15,037,666
142,671	Samsung Electronics Co Ltd (Non Voting) 0.79%	89,241,270

	Total South Korea	104,278,936

	TOTAL PREFERRED STOCKS (COST $1,134,414,769)	1,230,748,588

See accompanying notes to the financial statements.	19

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares/ Par Value		Description	Value ($)

		INVESTMENT FUNDS — 1.3%

		China — 0.1%
	242,914	The China A Share Fund Ltd Class B * (a) (d)	8,559,061
	1,828	The China A Share Fund Ltd Class S1 * (a) (d)	114,531
	245,374	The China A Share Fund Ltd Class S2 * (a) (d)	2,231,675

		Total China	10,905,267

		India — 0.1%
	11,493	Fire Capital Mauritius Private Fund * (a) (d)	10,989,137
	1,371,900	TDA India Technology Fund II LP * (a) (d)	905,255

		Total India	11,894,392

		Poland — 0.0%
	1,749,150	Templeton EE FD * (a) (d)	235,581

		Russia — 0.1%
	7,982,242	NCH Eagle Fund LP * (a) (d)	7,567,581
	2,769	Steep Rock Russia Fund LP * (a) (d)	974,494

		Total Russia	8,542,075

		Ukraine — 0.0%
	16,667	Societe Generale Thalmann Ukraine Fund * (a) (d) (e)	4,000

		United States — 1.0%
	2,591,927	Vanguard Emerging Markets ETF (f)	115,677,702

		TOTAL INVESTMENT FUNDS (COST $144,288,976)	147,259,017

		DEBT OBLIGATIONS — 0.3%

		Poland — 0.2%
PLN	100,677,888	TRI Media Secured Term Note, 5.99%, due 02/07/13 (a) (d)	26,640,488

20	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares/ Par Value		Description	Value ($)

		United States — 0.1%
	7,951,658	U.S. Treasury Inflation Indexed Note, 2.00%, due 04/15/12 (g)	8,017,506

		TOTAL DEBT OBLIGATIONS (COST $37,487,835)	34,657,994

		MUTUAL FUNDS — 0.1%

		United States — 0.1%
		Affiliated Issuers
	8,064	GMO Special Purpose Holding Fund (h)	4,032
	276,052	GMO U.S. Treasury Fund	6,901,300

		TOTAL MUTUAL FUNDS (COST $6,901,300)	6,905,332

		SHORT-TERM INVESTMENTS — 0.5%

		Time Deposits — 0.5%
USD	12,500,000	Bank of America (Charlotte) Time Deposit, 0.03%, due 03/01/12	12,500,000
EUR	17	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 03/01/12	23
ZAR	719,894	Brown Brothers Harriman (Grand Cayman) Time Deposit, 4.47%, due 03/01/12	95,833
USD	12,500,000	Citibank (New York) Time Deposit, 0.03%, due 03/01/12	12,500,000
USD	4,653,106	Deustche Bank (Frankfurt) Time Deposit, 0.03%, due 03/01/12	4,653,106
USD	12,500,000	HSBC Bank (New York) Time Deposit, 0.03%, due 03/01/12	12,500,000
USD	2,200,000	HSBC Bank USA Time Depoist, 0.05%, due 03/01/12	2,200,000
HKD	47,231,469	JPMorgan Chase (New York) Time Deposit, 0.05%, due 03/01/12	6,089,515
USD	6,410,214	JPMorgan Chase (New York) Time Deposit, 0.03%, due 03/01/12	6,410,214

		Total Time Deposits	56,948,691

		TOTAL SHORT-TERM INVESTMENTS (COST $56,948,691)	56,948,691

		TOTAL INVESTMENTS — 99.4% (Cost $10,318,250,717)	10,929,623,635
		Other Assets and Liabilities (net) — 0.6%	66,462,365

		TOTAL NET ASSETS — 100.0%	$10,996,086,000

See accompanying notes to the financial statements.	21

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Additional information on each restricted security is as follows:

Issuer Description	Acquisition Date	Acquisition Cost	Value as a Percentage of Fund’s Net Assets	Value as of February 29, 2012
Anilana Hotel & Properties	2/10/11	$1,890,310	0.02%	$1,721,903
Fire Capital Mauritius Private Fund**	9/06/06-10/26/09	11,509,373	0.10%	10,989,137
The China A Share Fund Ltd Class B	1/20/06-12/9/11	3,896,184	0.08%	8,559,061
The China A Share Fund Ltd Class S1	10/14/08	—	0.00%	114,531
The China A Share Fund Ltd Class S2	4/23/10	2,453,738	0.02%	2,231,675
NCH Eagle Fund LP	1/08/03	7,982,242	0.07%	7,567,581
Societe Generale Thalmann Ukraine Fund	7/15/97	199,943	0.00%	4,000
Steep Rock Russia Fund LP	12/22/06-5/13/09	2,250,000	0.01%	974,494
TDA India Technology Fund II LP	2/23/00-3/23/04	268,050	0.01%	905,255
TRI Media Secured Term Note	8/7/09	29,505,475	0.24%	26,640,488
Templeton EE FD	12/05/97-6/24/02	471,720	0.00%	235,581

				$59,943,706

**	GMO Emerging Markets fund has committed an additional $7,724,246 to this investment.

A summary of outstanding financial instruments at February 29, 2012 is as follows:

Swap Agreements

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund (Pays)/ Receives	Net Unrealized Appreciation/ (Depreciation)
4,918,770	USD	3/21/2012	Morgan Stanley & Co. International PLC	Depreciation of Total Return on Suntech Power Holding Co Ltd + (Daily Fed Funds rate -10.00%)	Appreciation of Total Return on Suntech Power Holding Co Ltd	$(778,341)

22	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Total Return Swaps — continued

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund (Pays)/ Receives	Net Unrealized Appreciation/ (Depreciation)
22,421,445	USD	5/09/2012	Morgan Stanley & Co. International PLC	Depreciation of total Return on Asustek Computer Inc + (Daily Fed Funds Rate –2.50%)	Appreciation of Total Return on Asustek Computer Inc	2,433,027

						$1,654,686

				Premiums to (Pay) Receive		$—

As of February 29, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

ETF - Exchange-Traded Fund

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

NVDR - Non-Voting Depository Receipt

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)	Bankrupt issuer.

(c)	Affiliated company (Note 10).

(d)	Private placement securities are restricted as to resale.

(e)	The security is currently in full liquidation.

(f)	Represents an investment to obtain exposure to equitize cash. The Vanguard Emerging Markets ETF is a separate investment portfolio of Vanguard, Inc., a registered investment company. The Vanguard Emerging Markets ETF prospectus states that the fund invests substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Market Index, while employing a form of sampling to reduce risk.

(g)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(h)	Underlying investment represents interests in defaulted claims. See “Other matters” in Notes to Financial Statements for additional information.

Currency Abbreviations:

EUR - Euro

HKD - Hong Kong Dollar

PLN - Polish Zloty

USD - United States Dollar

ZAR - South African Rand

See accompanying notes to the financial statements.	23

GMO Emerging Markets Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments in unaffiliated issuers, at value (cost $10,298,649,426) (Note 2)	$10,918,536,073
Investments in affiliated issuers, at value (cost $19,601,291) (Notes 2 and 10)	11,087,562
Foreign currency, at value (cost $103,101,633) (Note 2)	103,352,431
Receivable for investments sold	23,965,857
Cash	1,497,648
Receivable for Fund shares sold	14,328,121
Dividends and interest receivable	28,813,871
Foreign taxes receivable	3,366,195
Receivable for open swap agreements (Note 4)	2,433,027
Receivable for collateral on open swap agreements (Note 4)	70,000
Receivable for expenses reimbursed by Manager (Note 5)	259,035
Miscellaneous receivable	391,778

Total assets	11,108,101,598

Liabilities:
Payable for investments purchased	82,022,292
Payable for Fund shares repurchased	16,423,301
Payable to affiliate for (Note 5):
Management fee	6,417,242
Shareholder service fee	915,543
Trustees and Trust Officers or agents unaffiliated with the Manager	33,070
Payable for foreign currency purchased	10,043
Payable for open swap agreements (Note 4)	778,341
Miscellaneous payable	1,340,543
Accrued expenses	4,075,223

Total liabilities	112,015,598

Net assets	$10,996,086,000

24	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012 — (Continued)

Net assets consist of:
Paid-in capital	$10,886,499,180
Accumulated undistributed net investment income	7,619,831
Accumulated net realized loss	(511,936,542)
Net unrealized appreciation	613,903,531

$10,996,086,000

Net assets attributable to:
Class II shares	$2,100,381,616

Class III shares	$1,334,719,796

Class IV shares	$1,816,284,739

Class V shares	$662,262,502

Class VI shares	$5,082,437,347

Shares outstanding:
Class II	173,633,173

Class III	110,069,749

Class IV	150,944,558

Class V	55,123,411

Class VI	422,201,280

Net asset value per share:
Class II	$12.10

Class III	$12.13

Class IV	$12.03

Class V	$12.01

Class VI	$12.04

See accompanying notes to the financial statements.	25

GMO Emerging Markets Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Dividends from unaffiliated issuers (net of withholding taxes of $44,799,877)	$328,475,286
Interest	2,038,733
Dividends from affiliated issuers	39,424

Total investment income	330,553,443

Expenses:
Management fee (Note 5)	83,499,627
Shareholder service fee – Class II (Note 5)	4,457,374
Shareholder service fee – Class III (Note 5)	1,994,222
Shareholder service fee – Class IV (Note 5)	1,686,728
Shareholder service fee – Class V (Note 5)	630,216
Shareholder service fee – Class VI (Note 5)	2,986,436
Custodian and fund accounting agent fees	11,236,457
Legal fees	370,813
Audit and tax fees	227,633
Trustees fees and related expenses (Note 5)	176,548
Transfer agent fees	75,926
Registration fees	63,151
Miscellaneous	202,710

Total expenses	107,607,841
Fees and expenses reimbursed by Manager (Note 5)	(3,349,150)
Expense reductions (Note 2)	(3,961)

Net expenses	104,254,730

Net investment income (loss)	226,298,713

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of foreign capital gain taxes of $230,975) (Note 2)	260,435,170
Investments in affiliated issuers	7,226,876
Realized gains distributions from affiliated issuers (Note 10)	28,853
Swap agreements	(13,802,009)
Foreign currency, forward contracts and foreign currency related transactions (net of foreign taxes of 6,439,508) (Note 2)	(17,310,442)

Net realized gain (loss)	236,578,448

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(726,165,981)
Investments in affiliated issuers	(8,143,966)
Swap agreements	1,386,906
Foreign currency, forward contracts and foreign currency related transactions	(37,288)

Net unrealized gain (loss)	(732,960,329)

Net realized and unrealized gain (loss)	(496,381,881)

Net increase (decrease) in net assets resulting from operations	$(270,083,168)

26	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$226,298,713	$135,691,575
Net realized gain (loss)	236,578,448	2,192,367,778
Change in net unrealized appreciation (depreciation)	(732,960,329)	124,841,149

Net increase (decrease) in net assets from operations	(270,083,168)	2,452,900,502

Distributions to shareholders from:
Net investment income
Class II	(33,625,856)	(26,310,221)
Class III	(21,210,324)	(16,761,896)
Class IV	(29,273,840)	(20,469,482)
Class V	(13,605,922)	(11,647,728)
Class VI	(93,216,906)	(73,874,148)

Total distributions from net investment income	(190,932,848)	(149,063,475)

Net realized gains
Class II	(257,810,383)	—
Class III	(172,858,178)	—
Class IV	(209,938,134)	—
Class V	(94,237,890)	—
Class VI	(689,413,488)	—

Total distributions from net realized gains	(1,424,258,073)	—

	(1,615,190,921)	—

Net share transactions (Note 9):
Class II	96,860,463	(480,292,752)
Class III	105,177,035	183,233,985
Class IV	442,365,703	(356,113,252)
Class V	(52,610,484)	353,353,208
Class VI	236,955,769	893,190,677

Increase (decrease) in net assets resulting from net share transactions	828,748,486	593,371,866

See accompanying notes to the financial statements.	27

GMO Emerging Markets Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets — (Continued)

	Year Ended February 29, 2012	Year Ended February 28, 2011
Purchase premiums and redemption fees (Notes 2 and 9):
Class II	3,107,893	3,097,265
Class III	1,347,965	258,900
Class IV	2,155,792	1,255,191
Class V	217,333	288,218
Class VI	9,341,726	9,777,792

Increase in net assets resulting from purchase premiums and redemption fees	16,170,709	14,677,366

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	844,919,195	608,049,232

Total increase (decrease) in net assets	(1,040,354,894)	2,911,886,259

Net assets:
Beginning of period	12,036,440,894	9,124,554,635

End of period (including accumulated undistributed net investment income of $7,619,831 and distributions in excess of net investment income of $8,314,382)	$10,996,086,000	$12,036,440,894

28	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class II share outstanding throughout the period)

	Year Ended February 28/29,				Period from August 12, 2009 (commencement of operations) through February 28, 2010
	2012		2011
Net asset value, beginning of period	$14.46		$11.63		$10.62

Income (loss) from investment operations:
Net investment income (loss)†	0.24		0.16		0.02
Net realized and unrealized gain (loss)	(0.65)		2.84		1.18

Total from investment operations	(0.41)		3.00		1.20

Less distributions to shareholders:
From net investment income	(0.21)		(0.17)		(0.19)
From net realized gains	(1.74)		—		—

Total distributions	(1.95)		(0.17)		(0.19)

Net asset value, end of period	$12.10		$14.46		$11.63

Total Return(a)	(1.94)%		25.77%		11.21	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,100,382		$2,304,697		$2,265,637
Net expenses to average daily net assets(b)	1.05	%(c)	1.07	%(c)	1.07	%*
Net investment income (loss) to average daily net assets	1.88%		1.21%		0.30	%*
Portfolio turnover rate	108%		114%		126	%**††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.03%		0.03%		0.03	%*
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.02		$0.02		$0.02

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover of the Fund for the six months ended August 31, 2009.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	29

GMO Emerging Markets Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$14.49		$11.66		$6.30		$20.48		$20.67

Income (loss) from investment operations:
Net investment income (loss)†	0.26		0.16		0.21		0.23		0.25
Net realized and unrealized gain (loss)	(0.66)		2.85		5.34		(10.65)		5.94

Total from investment operations	(0.40)		3.01		5.55		(10.42)		6.19

Less distributions to shareholders:
From net investment income	(0.22)		(0.18)		(0.19)		(0.13)		(0.31)
From net realized gains	(1.74)		—		—		(3.63)		(6.07)

Total distributions	(1.96)		(0.18)		(0.19)		(3.76)		(6.38)

Net asset value, end of period	$12.13		$14.49		$11.66		$6.30		$20.48

Total Return(a)	(1.89)%		25.80%		88.05%		(58.62)%		28.38%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,334,720		$1,445,916		$1,014,490		$2,309,057		$3,402,343
Net expenses to average daily net assets	1.00	%(b)(c)	1.02	%(b)(c)	1.06	%(b)	1.10	%(d)	1.09	%(d)
Net investment income (loss) to average daily net assets	2.00%		1.17%		2.25%		1.77%		1.04%
Portfolio turnover rate	108%		114%		126%		99%		60%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%		0.01%		0.01%		0.01%		0.00	%(e)
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.01		$0.00	(f)	$0.02		$0.04		$0.04

(a)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
(e)	Ratio is less than 0.01%.
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

30	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)

(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$14.40		$11.58		$6.27		$20.40		$20.62

Income (loss) from investment operations:
Net investment income (loss)†	0.26		0.17		0.16		0.25		0.23
Net realized and unrealized gain (loss)	(0.67)		2.83		5.36		(10.62)		5.95

Total from investment operations	(0.41)		3.00		5.52		(10.37)		6.18

Less distributions to shareholders:
From net investment income	(0.22)		(0.18)		(0.21)		(0.13)		(0.33)
From net realized gains	(1.74)		—		—		(3.63)		(6.07)

Total distributions	(1.96)		(0.18)		(0.21)		(3.76)		(6.40)

Net asset value, end of period	$12.03		$14.40		$11.58		$6.27		$20.40

Total Return(a)	(1.90)%		25.93%		88.05%		(58.59)%		28.38%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,816,285		$1,649,840		$1,639,961		$1,345,811		$3,021,319
Net expenses to average daily net assets	0.95	%(b)(c)	0.97	%(b)(c)	0.99	%(b)	1.06	%(d)	1.05	%(d)
Net investment income (loss) to average daily net assets	2.00%		1.29%		1.54%		1.86%		0.98%
Portfolio turnover rate	108%		114%		126%		99%		60%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%		0.01%		0.01%		0.01%		0.00	%(e)
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.02		$0.01		$0.02		$0.04		$0.02

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
(e)	Ratio is less than 0.01%.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	31

GMO Emerging Markets Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)

(For a Class V share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$14.39		$11.57		$6.26		$20.39		$20.61

Income (loss) from investment operations:
Net investment income (loss)†	0.26		0.15		0.20		0.22		0.23
Net realized and unrealized gain (loss)	(0.67)		2.86		5.32		(10.58)		5.96

Total from investment operations	(0.41)		3.01		5.52		(10.36)		6.19

Less distributions to shareholders:
From net investment income	(0.23)		(0.19)		(0.21)		(0.14)		(0.34)
From net realized gains	(1.74)		—		—		(3.63)		(6.07)

Total distributions	(1.97)		(0.19)		(0.21)		(3.77)		(6.41)

Net asset value, end of period	$12.01		$14.39		$11.57		$6.26		$20.39

Total Return(a)	(1.92)%		26.03%		88.21%		(58.59)%		28.43%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$662,263		$835,561		$367,836		$795,586		$1,190,887
Net expenses to average daily net assets	0.90	%(b)(c)	0.93	%(b)(c)	0.98	%(b)	1.03	%(d)	1.03	%(d)
Net investment income (loss) to average daily net assets	2.03%		1.15%		2.12%		1.81%		0.98%
Portfolio turnover rate	108%		114%		126%		99%		60%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.04%		0.04%		0.03%		0.01%		0.00	(e)
Redemption fees consisted of the following per share amounts (Note 2):†	$0.00	(f)	$0.01		$0.01		$0.05		$0.05

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
(e)	Ratio is less than 0.01%.
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

32	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)

(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$14.41		$11.59		$6.27		$20.42		$20.63

Income (loss) from investment operations:
Net investment income (loss)†	0.27		0.17		0.13		0.23		0.25
Net realized and unrealized gain (loss)	(0.67)		2.84		5.41		(10.61)		5.95

Total from investment operations	(0.40)		3.01		5.54		(10.38)		6.20

Less distributions to shareholders:
From net investment income	(0.23)		(0.19)		(0.22)		(0.14)		(0.34)
From net realized gains	(1.74)		—		—		(3.63)		(6.07)

Total distributions	(1.97)		(0.19)		(0.22)		(3.77)		(6.41)

Net asset value, end of period	$12.04		$14.41		$11.59		$6.27		$20.42

Total Return(a)	(1.81)%		26.01%		88.34%		(58.61)%		28.49%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,082,437		$5,800,427		$3,836,631		$1,226,252		$5,902,406
Net expenses to average daily net assets	0.87	%(b)(c)	0.89	%(b)(c)	0.91	%(b)	1.00	%(d)	1.00	%(d)
Net investment income (loss) to average daily net assets	2.11%		1.29%		1.18%		1.83%		1.05%
Portfolio turnover rate	108%		114%		126%		99%		60%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.04%		0.04%		0.04%		0.01%		0.00	%(e)
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.02		$0.03		$0.02		$0.07		$0.03

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
(e)	Ratio is less than 0.01%.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	33

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO Emerging Markets Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks total return in excess of that of its benchmark, the S&P/IFCI Composite Index. The Fund typically makes equity investments directly and indirectly (e.g., through other GMO Funds (the “underlying funds”) or derivatives) in companies tied economically to emerging markets. “Emerging markets” include all markets that are not treated as “developed markets” in the MSCI World Index or MSCI EAFE Index. The term “equity investments” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities and depositary receipts. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments tied economically to emerging markets. In addition to investing in companies tied economically to emerging markets, the Fund may invest in companies that the Manager believes are likely to benefit from growth in the emerging markets.

The Manager uses proprietary quantitative techniques and fundamental analysis to evaluate and select countries, sectors and equity investments.

As a substitute for direct investments in equities, the Manager may use exchange-traded and over-the-counter (“OTC”) derivatives and exchange-traded funds (“ETFs”). The Manager also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund’s investment exposure; and (iii) to effect transactions intended as substitutes for securities lending. Derivatives used may include options, futures, warrants, swap contracts and reverse repurchase agreements. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. In addition, the Fund may lend its portfolio securities.

For cash management purposes, the Fund may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund normally does not take temporary defensive positions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

Throughout the year ended February 29, 2012, the Fund had five classes of shares outstanding: Class II, Class III, Class IV, Class V and Class VI. Each class of shares bears a different shareholder service fee.

34

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 29, 2012, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 4.4% of net assets. The Fund classifies such securities (levels defined below) as Level 3. For the year ended February 29, 2012, the Fund did not reduce the value of any of its OTC derivatives contracts based on the creditworthiness of its counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing pricing methodologies are modified for the fair value of equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the NYSE due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service as of February 29, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the

35

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	66.7%
Swap Agreements	(0.0	)^

^ Rounds to 0.0%.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs such as fair value adjustments provided by an independent pricing service and applied to equity securities, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the time of closing of the NYSE) and derivatives, due to market events that have occurred since the local market close but prior to the close of the NYSE.

36

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Level 3 – Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: Certain of the Fund’s securities in Thailand and India were valued at the local price as adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations. The Fund valued various third-party investment funds based on valuations provided by fund sponsors and adjusted the values for liquidity considerations as well as the timing of the receipt of information. The Fund valued certain equity securities based on the last traded exchange price adjusted for the movement in a securities index. The Fund valued certain debt securities by using an estimated specified spread above the Warsaw Interbank Offered Rate (WIBOR) and adjusted the values for liquidity considerations. The Fund values certain securities using a price from a comparable security related to the same issuer.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total

Common Stocks
Brazil	$1,337,910,125	$—	$—		$1,337,910,125
Chile	25,036,350	—	—		25,036,350
China	108,630,562	1,397,353,439	0	*	1,505,984,001
Czech Republic	—	161,480,658	—		161,480,658
Egypt	—	198,688,996	7,003,881		205,692,877
Hungary	—	65,026,515	—		65,026,515
India	88,845,120	494,281,582	38,790,855		621,917,557
Indonesia	16,594,108	613,007,367	—		629,601,475
Kazakhstan	—	7,579,135	—		7,579,135
Macau	—	11,670,706	—		11,670,706
Malaysia	—	35,622,202	—		35,622,202
Mexico	167,396,855	—	—		167,396,855
Morocco	—	12,465,494	—		12,465,494
Nigeria	—	4,593,851	—		4,593,851
Panama	6,169,334	—	—		6,169,334
Philippines	65,454,768	122,965,747	—		188,420,515
Poland	—	175,992,791	—		175,992,791

37

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

ASSET VALUATION INPUTS — continued

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total

Russia	$67,272,512	$1,265,487,619	$364,887		$1,333,125,018
South Africa	3,517,083	298,532,613	—		302,049,696
South Korea	50,458,811	1,049,310,719	0	*	1,099,769,530
Sri Lanka	—	7,267,650	1,721,903		8,989,553
Taiwan	7,171,405	682,664,413	—		689,835,818
Thailand	—	31,095,469	374,171,496		405,266,965
Turkey	16,917,290	368,618,813	0	*	385,536,103
United States	65,970,889	—	—		65,970,889

TOTAL COMMON STOCKS	2,027,345,212	7,003,705,779	422,053,022		9,453,104,013

Preferred Stocks
Brazil	904,667,860	—	—		904,667,860
Russia	81,917	221,719,875	—		221,801,792
South Korea	—	104,278,936	—		104,278,936

TOTAL PREFERRED STOCKS	904,749,777	325,998,811	—		1,230,748,588

Investment Funds
China	—	—	10,905,267		10,905,267
India	—	—	11,894,392		11,894,392
Poland	—	—	235,581		235,581
Russia	—	—	8,542,075		8,542,075
Ukraine	—	—	4,000		4,000
United States	115,677,702	—	—		115,677,702

TOTAL INVESTMENT FUNDS	115,677,702	—	31,581,315		147,259,017

Debt Obligations
Poland	—	—	26,640,488		26,640,488
United States	—	8,017,506	—		8,017,506

TOTAL DEBT OBLIGATIONS	—	8,017,506	26,640,488		34,657,994

Mutual Funds
United States	6,901,300	4,032	—		6,905,332

TOTAL MUTUAL FUNDS	6,901,300	4,032	—		6,905,332

38

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

ASSET VALUATION INPUTS — continued

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Short-Term Investments	$56,948,691	$—	$—	$56,948,691

Total Investments	3,111,622,682	7,337,726,128	480,274,825	10,929,623,635

Derivatives**
Swap Agreements
Equity risk	—	2,433,027	—	2,433,027

Total	$3,111,622,682	$7,340,159,155	$480,274,825	$10,932,056,662

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Derivatives**
Swap Agreements
Equity risk	$—	$(778,341)	$—	$(778,341)

Total	$—	$(778,341)	$—	$(778,341)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	Represents the interest in securities that were determined to have a value of zero as of February 29, 2012.

**	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at year end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities using Level 3 inputs were 4.4% of total net assets.

39

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2011	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3 *	Transfer out of Level 3 *		Balances as of February 29, 2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as February 29, 2012
Common Stocks
Egypt	$138,391,206	$60,086,695	$(42,136,166)	$—	$(13,494,531)	$30,411,222	$—	$(166,254,545	)**	$7,003,881	$1,072,751
India	25,524,840	43,227,552	(30,108,888)	—	(1,726,408)	1,873,759	—	—		38,790,855	3,320,934
Russia	151,244,856	114,197,761	(172,967,825)	—	26,191,016	(26,903,785)	—	(91,397,136	)**	364,887	41,194
Sri Lanka	1,894,404	—	—	—	—	(172,501)	—	—		1,721,903	(172,501)
Thailand	408,898,018	334,417,830	(455,162,680)	—	94,610,634	(8,592,306)	—	—		374,171,496	80,875,809

Total Common Stocks	725,953,324	551,929,838	(700,375,559)	—	105,580,711	(3,383,611)	—	(257,651,681)		422,053,022	85,138,187

Preferred Stocks
Russia	134,030,568	22,433,786	(16,990,423)	—	1,760,047	35,212,455	—	(176,446,433	)**	—	—

Investment Funds
China	12,771,635	1,737,101	(1,737,101)	—	1,737,101	(3,603,469)	—	—		10,905,267	(2,396,586)
India	11,624,316	—	(521,866)	—	(149,315)	941,257	—	—		11,894,392	1,324,801
Poland	252,509	—	—	—	—	(16,928)	—	—		235,581	(16,928)
Russia	10,315,309	—	(1,368,500)	—	(149,258)	(255,476)	—	—		8,542,075	(244,090)
Ukraine	4,000	—	—	—	—	—	—	—		4,000	—

Total Investment Funds	34,967,769	1,737,101	(3,627,467)	—	1,438,528	(2,934,616)	—	—		31,581,315	(1,332,803)

Debt Obligations
Poland	27,902,437	—	—	—	—	(1,261,949)	—	—		26,640,488	(1,261,949)

Total	$922,854,098	$576,100,725	$(720,993,449)	$—	$108,779,286	$27,632,279	$—	$(434,098,114)		$480,274,825	$82,543,435

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the year and transferred out of Level 3 at the value at the end of the year.
**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

40

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 29, 2012, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments

41

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to adjustments for securities exchange derivative contract transactions, differing treatment of foreign capital gains tax, foreign currency transactions, losses on wash sale transactions, post-October capital losses, partnership interest tax allocations, and passive foreign investment company transactions.

The tax character of distributions declared to shareholders is as follows:

	February 29, 2012	February 28, 2011
Ordinary income (including any net short-term capital gain)	$191,474,338	$149,063,475
Net long-term capital gain	1,423,716,583	—

Total distributions	$1,615,190,921	$149,063,475

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 29, 2012, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$25,181,949

Other Tax Attributes:
Post-October capital loss deferral	$(308,455,551)

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$10,537,632,930	$845,806,819	$(453,816,114)	$391,990,705

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain

42

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2009 through February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (See Note 5).

Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s custodian and fund accounting agent. State Street Bank and Trust Company (“State Street”) serves as the Fund’s transfer agent. BBH’s and State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

For the year ended February 29, 2012, the premium on cash purchases and the fee on cash redemptions of Fund shares were each 0.80% of the amount invested or redeemed. Purchase premiums and redemption fees are paid to and retained by the Fund and are allocated pro rata among the classes to help offset non-de

43

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

minimis estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds) as a result of the purchase or redemption, by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Fund’s net share transactions. Such fees are recorded as a component of the Fund’s net share transactions. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time.

Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).

If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion.

The Manager may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

The Manager will waive or reduce the purchase premium when securities are used to purchase the Fund’s shares except to the extent that the Fund incurs transaction costs (e.g., stamp duties or transfer fees) in connection with the transfer of those securities. The Fund may waive or reduce redemption fees when it uses portfolio securities to redeem its shares. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may nonetheless charge a redemption fee equal to known or estimated costs.

Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

Other matters

GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the year ended February 29, 2012, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.

In addition, Indian regulators alleged in 2002 that the Fund violated some conditions under which it was granted permission to operate in India and have restricted the Fund’s locally held assets pending resolution of the dispute. Although these locally held assets remain the property of the Fund, a portion of the assets are not permitted to be withdrawn from the Fund’s local custodial account located in India. The amount of restricted assets is small relative to the size of the Fund, representing approximately 0.11% of the Fund’s

44

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

total net assets as of February 29, 2012. The effect of this claim on the value of the restricted assets, and all matters relating to the Fund’s response to these allegations, are subject to the supervision and control of the Trust’s Board of Trustees. The Fund’s costs in respect of this matter are being borne by the Fund.

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the 1940 Act and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of value of those investments. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

45

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind. In addition, the Fund may buy securities that are less liquid than those in its benchmark.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. The Fund may buy securities that have smaller market capitalizations than those in its benchmark.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Focused Investment Risk — Focusing investments in a limited number of countries and geographic regions creates additional risk.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds (including ETFs) in which it invests will not perform as expected.

46

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a

47

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

48

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a

49

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the year.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the year.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of

50

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the year.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the year.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or

51

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses in the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would

52

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees) and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 29, 2012, the Fund used total return swap agreements as a substitute for direct investment in securities and/or to achieve returns comparable to holding and lending a direct equity position. Swap agreements outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the year ended February 29, 2012, the Fund held rights and/or warrants received as a result of corporate actions. The Fund held no rights or warrants at the end of the year.

53

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on swap agreements	$—	$—	$—	$2,433,027	$—	$2,433,027

Total	$—	$—	$—	$2,433,027	$—	$2,433,027

Liabilities:
Unrealized depreciation on swap agreements	$—	$—	$—	$(778,341)	$—	$(778,341)

Total	$—	$—	$—	$(778,341)	$—	$(778,341)

The Effect of Derivative Instruments on the Statement of Operations for the year ended February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total

Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$—	$—	$444,785	$—	$444,785
Swap agreements	—	—	—	(13,802,009)	—	(13,802,009)

Total	$—	$—	$—	$(13,357,224)	$—	$(13,357,224)

Change in Unrealized Appreciation (Depreciation) on:
Swap agreements	$—	$—	$—	$1,386,906	$—	$1,386,906

Total	$—	$—	$—	$1,386,906	$—	$1,386,906

^	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives.

Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount.

54

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (rights and/or warrants) and notional amounts (swap agreements) outstanding at each month-end, was as follows for the year ended February 29, 2012.

	Rights and/or warrants	Swap agreements
Average amount outstanding	$449,846	$35,129,638

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.75% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.22% for Class II shares, 0.15% for Class III shares, 0.105% for Class IV shares, 0.085% for Class V shares, and 0.055% for Class VI shares.

The Manager has contractually agreed to reimburse each class of shares of the Fund or waive its fees in order to cover the costs of specified Fund operating expenses (e.g., accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the total expense ratio (not including certain other expenses) for a particular class of shares exceed the following amounts of the class’s average daily net assets: 0.95% for Class II shares, 0.90% for Class III shares, 0.85% for Class IV shares, 0.80% for Class V shares, and 0.77% for Class VI shares . In addition, the Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover specified costs that the Fund may incur as a result of investing in other GMO Trust Funds. These agreements will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $176,548 and $81,038, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2012, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
< 0.001%	0.000%	< 0.001%

55

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2012 aggregated $12,080,359,896 and $12,534,572,312, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, no shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, 0.48% of the shares of the Fund were held by senior management of the Manager and GMO Trust officers and 27.20% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class II:	Shares	Amount	Shares	Amount
Shares sold	34,916,369	$422,270,013	35,785,616	$476,705,333
Shares issued to shareholders in reinvestment of distributions	23,221,205	272,700,248	1,426,944	20,374,803
Shares repurchased	(43,855,933)	(598,109,798)	(72,671,205)	(977,372,888)
Purchase premiums	—	1,663,242	—	1,395,146
Redemption fees	—	1,444,651	—	1,702,119

Net increase (decrease)	14,281,641	$99,968,356	(35,458,645)	$(477,195,487)

56

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class III:	Shares	Amount	Shares	Amount
Shares sold	19,458,853	$241,745,360	36,731,569	$521,804,130
Shares issued to shareholders in reinvestment of distributions	15,957,982	189,989,170	857,777	12,272,522
Shares repurchased	(25,105,514)	(326,557,495)	(24,854,916)	(350,842,667)
Purchase premiums	—	433,542	—	57,963
Redemption fees	—	914,423	—	200,937

Net increase (decrease)	10,311,321	$106,525,000	12,734,430	$183,492,885

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class IV:	Shares	Amount	Shares	Amount
Shares sold	38,156,853	$504,431,326	39,797,973	$552,034,103
Shares issued to shareholders in reinvestment of distributions	18,952,069	221,944,339	1,038,348	14,761,210
Shares repurchased	(20,724,216)	(284,009,962)	(67,863,219)	(922,908,565)
Purchase premiums	—	377,825	—	833,956
Redemption fees	—	1,777,967	—	421,235

Net increase (decrease)	36,384,706	$444,521,495	(27,026,898)	$(354,858,061)

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class V:	Shares	Amount	Shares	Amount
Shares sold	9,228,459	$117,718,017	33,763,871	$458,262,225
Shares issued to shareholders in reinvestment of distributions	8,939,504	104,215,351	574,362	8,154,351
Shares repurchased	(21,129,700)	(274,543,852)	(8,048,145)	(113,063,368)
Purchase premiums	—	—	—	216,469
Redemption fees	—	217,333	—	71,749

Net increase (decrease)	(2,961,737)	$(52,393,151)	26,290,088	$353,641,426

57

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class VI:	Shares	Amount	Shares	Amount
Shares sold	86,522,243	$1,125,513,462	119,556,582	$1,519,036,550
Shares issued to shareholders in reinvestment of distributions	65,298,044	766,696,784	5,127,052	72,881,409
Shares repurchased	(132,147,684)	(1,655,254,477)	(53,233,430)	(698,727,282)
Purchase premium fees	—	2,775,777	—	7,210,034
Redemption fees	—	6,565,949	—	2,567,758

Net increase (decrease)	19,672,603	$246,297,495	71,450,204	$902,968,469

10.	Investments in affiliated companies and other funds of the Trust

An affiliated company is a company in which the Fund has or had ownership of at least 5% of the voting securities. A summary of the Fund’s transactions involving companies that are or were affiliates during the year ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period

In The F Co Ltd	$2,759,050	$—	$39,240	$—	$2,102,698
Kiri Industries Ltd	7,389,591	860,163	655,103	—	2,079,532
MedQuist Holdings, Inc.*	24,003,561	0	26,805,264	—	—
Pumyang Construction Co Ltd*	2,075,101	—	267,571	—	784,690
Star Block Co Ltd (Foreign Registered)	—	—	—	—	0	**

Totals	$36,227,303	$860,163	$27,767,178	$—	$4,966,920

*	No longer an affiliate as of February 29, 2012.
**	Represents the interest in securities that were determined to have a value of zero as of February 29, 2012.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of year	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of year
GMO Special Purpose Holding Fund	$4,032	$—	$—	$—	$—	$4,032
GMO U.S. Treasury Fund	110,007,196	1,162,708,185	1,265,793,407	39,424	28,853	6,901,300

Totals	$110,011,228	$1,162,708,185	$1,265,793,407	$39,424	$28,853	$6,905,332

58

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Markets Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

59

GMO Emerging Markets Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

60

GMO Emerging Markets Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *

Class II
1) Actual	1.06%	$1,000.00	$1,019.30	$5.32
2) Hypothetical	1.06%	$1,000.00	$1,019.59	$5.32

Class III
1) Actual	1.01%	$1,000.00	$1,019.80	$5.07
2) Hypothetical	1.01%	$1,000.00	$1,019.84	$5.07

Class IV
1) Actual	0.96%	$1,000.00	$1,019.90	$4.82
2) Hypothetical	0.96%	$1,000.00	$1,020.09	$4.82

Class V
1) Actual	0.91%	$1,000.00	$1,019.70	$4.57
2) Hypothetical	0.91%	$1,000.00	$1,020.34	$4.57

Class VI
1) Actual	0.88%	$1,000.00	$1,020.10	$4.42
2) Hypothetical	0.88%	$1,000.00	$1,020.49	$4.42

*	Expenses are calculated using each Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by182 days in the period, divided by 366 days in the year.

61

GMO Emerging Markets Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

The Fund’s distributions to shareholders include $1,423,716,583 from long-term capital gains.

During the year ended February 29, 2012, the Fund paid foreign taxes of $45,301,632 and recognized foreign source income of $373,275,210.

For taxable, non-corporate shareholders, 90.54% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 represents qualified dividend income subject to the 15% rate category.

62

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

63

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

64

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).
Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 –present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

65

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).
John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President – Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 – present), Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

66

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

67

GMO Flexible Equities Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Flexible Equities Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Quantitative Equity and International Active Divisions while the overall management and strategic direction of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Flexible Equities Fund returned -3.7% for the fiscal year ended February 29, 2012, as compared with -1.7% for the Fund’s benchmark, the MSCI World Index.

Two factors contributed to the Fund’s underperformance. The Fund invested exclusively in Japan equity markets, which underperformed the MSCI World Index by over 7%. In addition, the Fund’s Japanese yen hedges further detracted from performance due to the rise in the Japanese yen. The currency hedges detracted roughly 1% from performance versus the unhedged index.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in

GMO Flexible Equities Fund Class III Shares and the MSCI World Index

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2012. All information is unaudited. Performance for classes may vary due to different fees.

MSCI	data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO Flexible Equities Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012

Asset Class Summary	% of Total Net Assets
Common Stocks	95.0%
Short-Term Investments	2.0
Forward Currency Contracts	3.5
Futures Contracts	0.1
Other	(0.6)

100.0%

Country Summary*	% of Investments
Japan	100.0%

100.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

Industry Group Summary	% of Equity Investments**
Capital Goods	19.1%
Banks	16.4
Materials	9.0
Real Estate	7.8
Retailing	6.2
Energy	5.2
Telecommunication Services	4.2
Pharmaceuticals, Biotechnology & Life Sciences	3.5
Automobiles & Components	3.5
Transportation	3.4
Insurance	3.1
Food & Staples Retailing	3.0
Technology Hardware & Equipment	2.5
Software & Services	2.4
Consumer Durables & Apparel	2.3
Diversified Financials	1.9
Utilities	1.8
Health Care Equipment & Services	1.6
Food, Beverage & Tobacco	1.3
Consumer Services	0.8

1

GMO Flexible Equities Fund

(A Series of GMO Trust)

Investments Concentration Summary — (Continued)

February 29, 2012

Industry Group Summary	% of Equity Investments**
Commercial & Professional Services	0.4
Media	0.4
Semiconductors & Semiconductor Equipment	0.1
Household & Personal Products	0.1

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

2

GMO Flexible Equities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	COMMON STOCKS — 95.0%

	Japan — 95.0%
939,000	77 Bank Ltd (The)	4,147,822
73,800	ABC-Mart Inc	2,598,552
2,072	Accordia Golf Co Ltd	1,572,593
4,462	Advance Residence Investment Corp (REIT)	8,281,696
775,600	Aeon Co Ltd	9,867,859
356,000	Aichi Machine Industry Co Ltd	1,460,474
50,600	Aisan Industry Co Ltd	465,412
149,100	Aisin Seiki Co Ltd	5,297,060
104,100	Alfresa Holdings Corp	4,585,434
16,300	Alpen Co Ltd	295,751
432,900	Alps Electric Co Ltd	3,893,048
323,500	AOC Holdings Inc	2,152,600
41,300	Aoyama Trading Co Ltd	770,331
69,900	Arc Land Sakamoto Co Ltd	1,190,352
80,500	Arcs Co Ltd	1,467,529
210,400	Arnest One Corp	2,493,832
179,000	Asanuma Corp	169,742
16,600	Asatsu–DK Inc	477,425
253,400	Astellas Pharma Inc	10,408,758
37,400	Axell Corp	847,559
119,000	Bando Chemical Industries Ltd	471,201
2,804,000	Bank of Yokohama Ltd (The)	13,552,287
186,450	Belluna Co Ltd	1,481,419
326,500	Best Denki Co Ltd *	881,149
3,476	BIC Camera Inc	1,873,004
39,500	Brother Industries Ltd	512,387
454,000	Calsonic Kansei Corp	2,630,898
101,700	Cawachi Ltd	2,145,350
190,000	Central Glass Co Ltd	865,597
332,920	Century Tokyo Leasing Corp	6,576,825
2,408,000	Chiba Bank Ltd	15,260,191
20,600	Chiyoda Integre Co Ltd	248,474

See accompanying notes to the financial statements.	3

GMO Flexible Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Japan — continued
272,000	Chori Co Ltd	344,767
149,400	Chubu Electric Power Co Inc	2,731,960
142,000	Chuetsu Pulp & Paper Co Ltd	310,341
85,000	Chugoku Marine Paints Ltd	586,791
28,700	Circle K Sunkus Co Ltd	630,171
24,400	Coca–Cola Central Japan Co Ltd	310,251
105,200	Cocokara fine Inc	2,972,811
3,503,000	Cosmo Oil Co Ltd	10,197,417
14,061	Dai-ichi Life Insurance Co Ltd (The)	18,474,465
897,400	Daiei Inc *	3,202,709
60,500	Daifuku Co Ltd	352,424
92,000	Daihatsu Diesel Manufacturing Co Ltd	450,721
161,000	Daiho Corp	235,736
186,000	Daiichi Jitsugyo Co Ltd	870,769
70,400	Daiichikosho Co Ltd	1,417,179
8,400	Daikoku Denki Co Ltd	100,217
74,000	Dainichiseika Color & Chemicals Manufacturing Co Ltd	349,311
190,000	Daio Paper Corp	1,246,582
476,800	Daito Trust Construction Co Ltd	42,071,993
93,000	Daiwa Industries Ltd	493,796
1,467,000	Daiwabo Holdings Co Ltd	3,304,142
218	Daiwa Office Investment Corp (REIT)	573,226
193,800	DCM Holdings Co Ltd	1,384,982
165,912	Dena Co Ltd	5,402,183
213,000	Denki Kagaku Kogyo K K	858,986
1,405,000	DIC Corp	2,909,431
696	Digital Garage Inc *	1,797,960
21,800	Doshisha Co Ltd	598,935
14,900	DTS Corp	194,967
57,000	Eagle Industry Co Ltd	535,542
619,400	Edion Corp	4,509,734
98,100	Electric Power Development Co Ltd	2,508,891
410,400	Elpida Memory Inc *	35,474
38,000	Ferrotec Corp	489,469

4	See accompanying notes to the financial statements.

GMO Flexible Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Japan — continued
233	Fields Corp	356,325
103,900	Foster Electric Co Ltd	1,684,939
206,000	Fuji Kosan Co Ltd *	208,323
1,442	Fuji Media Holdings Inc	2,209,707
737,000	Fujikura Ltd	2,569,018
84,000	Fujitsu General Ltd	526,766
789,000	Fuji Electric Co Ltd	2,050,090
262,000	Fuji Heavy Industries Ltd	2,003,246
32,300	Fuji Soft Inc	626,510
1,993,000	Fukuoka Financial Group Inc	8,685,918
1,471	FULLCAST Holdings Co Ltd *	301,808
651,000	Furukawa-Sky Aluminum Corp	2,025,892
440,600	Futaba Industrial Co Ltd	2,635,968
93,000	Fuyo General Lease Co Ltd	3,333,523
1,615	Geo Corp	1,852,005
159	Global One Real Estate Investment Co Ltd (REIT)	1,175,569
145,000	Godo Steel Ltd	379,349
15,630	Gulliver International Co Ltd	612,507
156,000	Gunze Ltd	485,359
88,000	H2O Retailing Corp	661,947
58,000	Hajime Construction Co Ltd	1,326,189
19,900	Hakuto Co Ltd	202,493
251	Hankyu Reit Inc (REIT)	1,169,194
1,494,000	Hanwa Co Ltd	6,993,880
3,467,500	Haseko Corp *	2,563,565
310,000	Hazama Corp *	1,002,115
143,300	Heiwado Co Ltd	1,843,500
43,400	Hikari Tsushin Inc	1,231,765
403,000	Hino Motors Ltd	2,874,093
41,400	Hisamitsu Pharmaceutical Co Inc	1,864,695
114,900	Hitachi Chemical Co Ltd	2,141,906
48,300	Hitachi Koki Co Ltd	441,346
756,000	Hitachi Ltd	4,435,743
9,900	Hogy Medical Co Ltd	419,379

See accompanying notes to the financial statements.	5

GMO Flexible Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Japan — continued
123,800	Hokkaido Electric Power Co Inc	1,833,161
158,000	Hokuetsu Kishu Paper Co Ltd	1,028,148
1,120	Hoosiers Corp	829,330
86,200	Hosiden Corp	671,197
53,300	Hoya Corp	1,244,480
104,800	Idemitsu Kosan Co Ltd	10,810,696
1,248,000	IHI Corporation	3,169,824
26,400	Inaba Denki Sangyo Co Ltd	790,208
369,600	Inabata & Co Ltd	2,372,830
483	Industrial & Infrastructure Fund Investment Corp (REIT)	2,584,778
1,081	INPEX Corp	7,670,277
45,400	Isetan Mitsukoshi Holdings Ltd	512,185
187,100	IT Holdings Corp	2,126,540
160,800	Itochu Enex Co Ltd	951,226
45,500	Itochu Techno-Solutions Corp	2,026,580
5,500	Itochu-Shokuhin Co Ltd	199,818
1,825,000	Itochu Corp	20,772,190
20,100	Itoki Corp	83,332
29,000	Ito En Ltd	482,859
736,000	Iwatani Corp	2,508,509
251,675	Izumiya Co Ltd	1,268,571
195,500	Izumi Co Ltd	3,303,709
337,000	Izutsuya Co Ltd *	241,764
27,000	Japan Drilling Co Ltd	930,025
1,702	Japan Prime Realty Investment Corp (REIT)	4,533,047
51,000	Japan Pulp & Paper Co Ltd	184,803
417	Japan Real Estate Investment Corp (REIT)	3,693,764
398	Japan Excellent Inc (REIT)	1,939,146
5,647	Japan Retail Fund Investment Corp (REIT)	8,482,095
963,000	JFE Shoji Holdings Inc	4,837,285
371,300	JFE Holdings Inc	8,031,265
165,489	Joshin Denki Co Ltd	1,765,839
22,600	JSP Corp	350,445
162,700	JSR Corp	3,420,813

6	See accompanying notes to the financial statements.

GMO Flexible Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Japan — continued
740,600	JVC Kenwood Holdings Inc *	3,447,656
3,248,600	JX Holdings Inc	20,411,233
206,000	J–Oil Mills Inc	604,752
176,640	K’s Holdings Corp	5,899,127
32,700	Kaga Electronics Co Ltd	344,174
1,888,000	Kajima Corp	5,815,680
35,000	Kaken Pharmaceutical Co Ltd	444,058
56,000	Kamei Corp	722,424
69,000	Kanamoto Co Ltd	764,578
106,000	Kandenko Co Ltd	554,816
259,000	Kaneka Corp.	1,496,207
3,506,000	Kanematsu Corp *	3,800,993
303,800	Kansai Electric Power Co Inc (The)	5,023,573
26,700	Kao Corp	684,684
90,000	Kasumi Co Ltd	583,726
98,000	Kato Sangyo Co Ltd	1,882,682
4,221,000	Kawasaki Kisen Kaisha Ltd	8,915,020
2,502	KDDI Corp	15,884,504
95,700	Keiyo Co Ltd	615,509
1,375	Kenedix Realty Investment Corp (REIT)	4,758,594
3,600	Keyence Corp	945,124
308,000	Kitagawa Iron Works Co Ltd	623,991
1,904,000	Kobe Steel Ltd	3,310,379
218,500	Kohnan Shoji Co Ltd	3,193,857
172,700	Kojima Co Ltd	1,067,262
140,000	Krosaki Harima Corp	477,436
416,000	Kumagai Gumi Co Ltd *	460,675
712,000	Kurabo Industries Ltd	1,444,920
59,700	Kuroda Electric Co Ltd	631,180
224,000	KYB Co Ltd	1,233,201
136,000	Kyodo Printing Co Ltd	413,858
58,100	Kyoei Steel Ltd	1,040,960
79,700	Kyoritsu Maintenance Co Ltd	1,623,723
224,800	Kyowa Exeo Corp	2,053,505

See accompanying notes to the financial statements.	7

GMO Flexible Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Japan — continued
119,000	Kyudenko Corp	750,881
92,700	Lawson Inc	5,456,232
281	M3 Inc	1,048,537
414,000	Maeda Corp	1,618,708
73,000	Maeda Road Construction Co Ltd	855,123
15,900	Mars Engineering Corp	304,662
2,635,000	Marubeni Corp	18,840,949
450,300	Marudai Food Co Ltd	1,756,725
152,074	Maruetsu Inc (The)	567,376
1,576,000	Maruha Nichiro Holdings Inc	2,782,641
38,000	Maruzen Showa Unyu Co Ltd	124,680
36,400	Matsumotokiyoshi Holdings Co Ltd	750,731
4,244,000	Mazda Motor Corp *	7,060,854
525,000	Medipal Holdings Corp	6,317,129
68,900	Megane TOP Co Ltd	699,338
1,321	MID REIT Inc (REIT)	3,462,973
85,900	Mikuni Coca–Cola Bottling Co Ltd	732,135
16,800	Ministop Co Ltd	303,509
288,700	Mirait Holdings Corp	2,215,290
134,200	Misawa Homes Co Ltd *	1,202,264
110,000	Mitsuba Corp	1,047,221
711,000	Mitsubishi Materials Corp	2,304,370
57,100	Mitsubishi Shokuhin Co Ltd	1,489,871
125,000	Mitsubishi Steel Manufacturing Co Ltd	400,814
1,931,000	Mitsubishi Chemical Holdings Corp	11,203,582
752,600	Mitsubishi Corp	18,495,364
496,000	Mitsubishi Gas Chemical Co Inc	3,148,333
1,267,392	Mitsubishi Paper Mills Ltd *	1,279,761
11,430,800	Mitsubishi UFJ Financial Group Inc	59,075,692
175,520	Mitsubishi UFJ Lease & Finance Co Ltd	7,506,123
2,663,000	Mitsui Chemicals Inc	9,163,188
2,069,000	Mitsui Engineer & Shipbuilding Co Ltd	3,972,530
825,000	Mitsui Matsushima Co Ltd	1,814,717
126,000	Mitsui Sugar Co Ltd	440,190

8	See accompanying notes to the financial statements.

GMO Flexible Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Japan — continued
386,800	Mitsui & Co Ltd	6,667,056
73,000	Mitsui Home Co Ltd	394,376
937,000	Mitsui Mining & Smelting Co Ltd	2,856,762
2,879,000	Mitsui OSK Lines Ltd	13,159,558
285,000	Miyaji Engineering Group Inc *	570,119
7,222,500	Mizuho Financial Group Inc	12,139,993
609	Mori Hills REIT Investment Corp (REIT)	2,213,423
414,000	Morinaga Milk Industry Co Ltd	1,540,276
57,250	Moshi Moshi Hotline Inc	574,849
3,400	Nafco Co Ltd	61,846
38,700	Nagase & Co	451,035
716,000	Nakayama Steel Works Ltd *	820,985
137,200	Namura Shipbuilding Co Ltd	653,401
39,200	NEC Capital Solutions Ltd	595,859
2,914,000	NEC Corp *	5,706,134
37,300	NEC Mobiling Ltd	1,286,357
22,800	NEC Fielding Ltd	293,008
29,400	NEC Networks & System Integration Corp	415,437
1,013	Net One Systems Co Ltd	2,509,780
81,000	Nichias Corp	451,371
34,800	Nichiha Corp	399,879
164,200	Nichirei Corp	776,637
127,200	Nihon Unisys Ltd	858,193
213,000	Nihon Yamamura Glass Co Ltd	531,314
77,300	Nintendo Co Ltd	11,554,372
434,000	Nippon Carbide Industries Co Inc	708,122
556,500	Nippon Coke & Engineering Co Ltd	865,103
269,000	Nippon Corp	2,887,707
238,000	Nippon Formula Feed Manufacturing Co Ltd *	339,544
375,000	Nippon Road Co Ltd (The)	1,528,416
18,000	Nippon Seiki Co Ltd	229,478
187,000	Nippon Shokubai Co Ltd	2,214,295
267,000	Nippon Soda Co Ltd	1,213,812
150,000	Nippon Steel Trading Co Ltd	418,049

See accompanying notes to the financial statements.	9

GMO Flexible Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Japan — continued
89,000	Nippon Densetsu Kogyo Co Ltd	856,063
717,000	Nippon Express Co Ltd	2,825,186
42,000	Nippon Flour Mills Co Ltd	192,419
1,993,000	Nippon Light Metal Co Ltd	3,053,486
222,500	Nippon Paper Group Inc	4,777,070
1,175,000	Nippon Sheet Glass Co Ltd	1,972,696
291,700	Nippon Suisan Kaisha Ltd	1,009,115
556,800	Nippon Telegraph & Telephone Corp	26,209,902
281,000	Nippon Yakin Koguo Co Ltd *	528,025
4,616,000	Nippon Yusen Kabushiki Kaisha	13,833,430
68,400	Nishimatsuya Chain Co Ltd	555,000
2,444,984	Nishimatsu Construction Co Ltd	5,800,023
221,000	Nissan Shatai Co Ltd	2,239,878
195,700	Nissan Chemical Industries Ltd	1,952,431
652,000	Nissei Build Kogyo Co Ltd	1,508,604
138,300	Nissen Holdings Co Ltd	684,200
977,000	Nisshin Steel Co Ltd	1,689,096
166,000	Nissin Corp	453,516
40,700	Nitori Holdings Co Ltd	3,441,802
104,000	Nittetsu Mining Co Ltd	515,008
622,000	Nittoc Construction Co Ltd	902,488
69,900	Nitto Denko Corp	2,897,585
620	Nomura Real Estate Office Fund (REIT)	3,607,469
83,300	Nomura Research Institute Ltd	1,985,797
222,000	NS United Kaiun Kaisha Ltd	373,032
320,000	NTN Corp	1,399,544
6,911	NTT Docomo Inc	11,788,303
566,000	Obayashi Corp	2,540,232
4,190	Obic Co Ltd	804,367
397,000	OJI Paper Co Ltd	1,971,239
641,000	Oki Electric Industry Co Ltd *	708,275
145	Okinawa Cellular Telephone Co	308,247
47,900	Okinawa Electric Power Co	1,983,188
90,000	Okuwa Co Ltd	1,274,871

10	See accompanying notes to the financial statements.

GMO Flexible Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Japan — continued
10,000	Onoken Co Ltd	91,204
36,300	Ono Pharmaceutical Co Ltd	1,986,791
24,700	Oracle Corp	890,383
78,180	ORIX Corp	7,534,566
891,132	Osaka Gas Co Ltd	3,416,450
322,000	Pacific Metals Co Ltd	1,758,092
44,600	Paltac Corp	610,077
40,100	Parco Co Ltd	394,517
314	Pasona Group Inc	280,716
2,135,000	Penta Ocean Construction Co Ltd	7,096,590
3,503	PGM Holdings KK	2,247,010
97,010	Point Inc	3,648,853
346	Premier Investment Corp (REIT)	1,260,550
192,000	Press Kogyo Co Ltd	1,100,335
1,153,000	Prima Meat Packers Ltd	1,905,617
136,500	Raito Kogyo Co Ltd	835,375
249,000	Rengo Co Ltd	1,759,187
686,000	Ricoh Company Ltd	6,329,902
88,600	Right On Co Ltd	640,244
46,000	Riken Corp	194,557
28,700	Riso Kagaku Corp	459,817
554,000	Round One Corp	3,625,057
93,000	Ryobi Ltd	378,465
54,900	Ryohin Keikaku Co Ltd	2,614,360
14,500	S Foods Inc	119,727
25,600	Saint Marc Holdings Co Ltd	969,781
155,000	San-Ai Oil Co Ltd	739,804
235,000	Sanden Corp	838,058
32,000	Sanki Engineering	176,369
375,000	Sankyo–Tateyama Holdings Inc *	662,511
110,900	Sankyo Co Ltd	5,340,208
318,418	Sankyu Inc	1,248,191
52,400	Sanoyas Holdings Corp *	168,242
50,300	Sanshin Electronics Co Ltd	479,859

See accompanying notes to the financial statements.	11

GMO Flexible Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Japan — continued
3,200	San–A Co Ltd	122,458
559,000	Sasebo Heavy Industries Co Ltd	1,043,849
300,000	Sata Construction Co Ltd *	309,074
74,000	Seika Corp	215,265
592,000	Seikitokyu Kogyo Co Ltd *	468,731
223,000	Seiko Holdings Corp	495,046
127,000	Seino Holdings Co Ltd	896,760
23,800	Seiren Co Ltd	148,684
319	Sekisui House SI Investment Co (REIT)	1,359,551
427,516	Senko Co Ltd	1,638,000
34,700	Senshukai Co Ltd	233,439
32,600	Shimachu Co Ltd	722,941
28,800	Shimamura Co Ltd	3,160,421
735,000	Shimizu Corp	2,952,153
43,000	Shinko Plantech Co Ltd	378,633
40,000	Shinko Shoji Co Ltd	360,205
183,000	ShinMaywa Industries Ltd	880,419
12,882,000	Shinsei Bank Ltd	16,728,416
166,000	Shinsho Corp	418,159
51,288	Ship Healthcare Holdings Inc	991,253
1,042,000	Shizuoka Bank Ltd (The)	10,589,940
104,500	Shizuoka Gas Co Ltd	704,762
54,300	Showa Corp *	432,386
1,678,000	Showa Denko KK	3,827,188
68,000	Showa Sangyo Co Ltd	216,895
900,600	Showa Shell Sekiyu KK	6,075,381
74,000	Sinanen Co Ltd	350,126
1,658	SKY Perfect JSAT Holdings Inc	777,678
127,700	Sodick Co Ltd	720,858
6,686,700	Sojitz Corp	12,447,082
111,600	Stanley Electric Co Ltd	1,896,024
579,000	Sumikin Bussan Corp	1,562,250
237,000	Sumiseki Holdings Inc *	298,994
480,000	Sumitomo Chemical Co Ltd	2,094,942

12	See accompanying notes to the financial statements.

GMO Flexible Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Japan — continued
3,800,000	Sumitomo Light Metal Industries Ltd *	3,930,243
1,235,900	Sumitomo Mitsui Construction Co Ltd *	1,195,643
58,000	Sumitomo Seika Chemicals Co Ltd	270,105
1,898,300	Sumitomo Corp	28,175,825
71,700	Sumitomo Forestry Co Ltd	650,356
43,000	Sumitomo Metal Mining Co Ltd	639,984
1,616,800	Sumitomo Mitsui Financial Group Inc	54,875,266
4,116,000	Sumitomo Mitsui Trust Holdings Inc	14,315,151
814,000	Sumitomo Osaka Cement Co Ltd	2,462,583
307,000	Suruga Bank Ltd	2,850,507
69,000	Suzuken Co Ltd	2,038,327
764,000	SWCC Showa Holdings Co Ltd *	776,306
82,000	T RAD Co Ltd	328,192
65,600	Tachi-S Co Ltd	1,329,342
2,910,000	Taiheiyo Cement Co Ltd	6,190,538
493,400	Taihei Kogyo Co Ltd	2,563,010
1,695,836	Taisei Corp	4,470,797
284,000	Takashima & Co Ltd	758,049
364,000	Takashimaya Co Ltd	2,798,353
695,000	Takeda Pharmaceutical Co Ltd	31,362,041
47,000	Takiron Co Ltd	164,114
246,000	Takuma Co Ltd *	1,211,021
26,700	TDK Corp	1,401,653
56,800	Teikoku Piston Ring Co Ltd	800,120
624,000	Tekken Corp	865,238
837,098	TOA Corp	1,733,376
1,993,300	Tobishima Corp *	2,728,151
395,900	Tohoku Electric Power Co Inc	4,645,412
315,100	Toho Holdings Co Ltd	4,853,471
247,000	Tohto Suisan Co Ltd	476,070
37,800	Tokai Rubber Industries Ltd	467,787
67,600	Tokai Rika Co Ltd	1,192,308
38,940	Token Corp	1,448,431
797,100	Tokio Marine Holdings Inc	22,013,823

See accompanying notes to the financial statements.	13

GMO Flexible Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Japan — continued
1,141,000	Tokuyama Corp	4,121,811
263,000	Tokyo Dome Corp *	731,478
114,000	Tokyo Gas Co Ltd	518,914
600	Tokyo Steel Manufacturing Co	5,070
620	Tokyu REIT Inc (REIT)	3,412,739
151,690	Tokyu Construction Co Ltd	406,247
599,000	TonenGeneral Sekiyu KK	5,551,882
38,100	Toppan Forms Co Ltd	327,034
361,000	Toppan Printing Co Ltd	2,841,600
224,000	Topy Industries Ltd	645,901
89,000	Toshiba TEC Corp	330,683
1,027,000	Tosoh Corp	3,044,535
77,400	Touei Housing Corp	803,666
102,000	Toyo Ink SC Holdings Co Ltd	420,635
242,000	Toyo Kanetsu KK	563,569
1,138,000	Toyo Tire & Rubber Co Ltd	3,088,986
889,900	Toyota Tsusho Corp	17,899,593
1,923,000	Toyo Construction Co Ltd	1,941,954
115,000	Toyo Engineering Corp	505,604
91,000	Toyo Suisan Kaisha Ltd	2,340,353
19,700	Transcosmos Inc	251,335
80,900	TS Tech Co Ltd	1,562,699
100	Tsumura & Co	2,888
18,800	Tsuruha Holdings Inc	967,812
543	T–Gaia Corp	971,531
300,000	Uchida Yoko Co Ltd	1,027,014
67,000	Uniden Corp	262,227
66,900	Unipres Corp	1,861,279
6,041	United Urban Investment Corp (REIT)	6,631,072
1,952,000	Unitika Ltd *	1,204,079
266,900	UNY Co Ltd	2,658,390
159,230	Usen Corp *	109,562
26,100	USS Co Ltd	2,561,308
149,400	Valor Co Ltd	2,221,642

14	See accompanying notes to the financial statements.

GMO Flexible Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares / Par Value		Description	Value ($)

		Japan — continued
	21,600	Vital KSK Holdings Inc	184,440
	669,000	Wakachiku Construction Co Ltd *	926,972
	47,400	West Holdings Corp	470,792
	35,000	Xebio Co Ltd	832,561
	240,240	Yamada Denki Co Ltd	15,633,721
	3,600	Yamato Holdings Co Ltd	56,873
	61,200	Yamato Kogyo Co Ltd	1,933,601
	116,800	Yamazen Corp	927,868
	375,000	Yokohama Rubber Co Ltd	2,507,501
	43,600	Yokohama Reito Co Ltd	335,342
	96,500	Yonekyu Corp	878,200
	47,000	Yorozu Corp	1,036,239
	1,215,000	Yuasa Trading Co Ltd	2,050,253
	86,000	Yurtec Corp	501,206

		Total Japan	1,297,208,684

		TOTAL COMMON STOCKS (COST $1,234,195,084)	1,297,208,684

		SHORT-TERM INVESTMENTS — 2.0%

		Time Deposits — 2.0%
USD	7,406,120	Bank of America (Charlotte) Time Deposit, 0.03%, due 03/01/12	7,406,120
JPY	22,476,299	Citibank (New York) Time Deposit, 0.01%, due 03/01/12	276,495
USD	10,000,000	HSBC Bank (New York) Time Deposit, 0.03%, due 03/01/12	10,000,000
USD	10,000,000	JPMorgan Chase (New York) Time Deposit, 0.03%, due 03/01/12	10,000,000

		Total Time Deposits	27,682,615

		TOTAL SHORT-TERM INVESTMENTS (COST $27,682,615)	27,682,615

		TOTAL INVESTMENTS — 97.0% (Cost $1,261,877,699)	1,324,891,299
		Other Assets and Liabilities (net) — 3.0%	40,813,904

		TOTAL NET ASSETS — 100.0%	$1,365,705,203

See accompanying notes to the financial statements.	15

GMO Flexible Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

A summary of outstanding financial instruments at February 29, 2012 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Sales #
4/20/12	Bank of New York Mellon	JPY	16,369,555,916	$201,458,824	$13,418,322
4/20/12	Barclays Bank PLC	JPY	12,530,211,951	154,208,323	10,266,848
4/20/12	Brown Brothers Harriman & Co.	JPY	19,009,901,641	233,953,350	15,579,370
4/20/12	Deutsche Bank AG	JPY	13,806,951,281	169,921,053	8,746,236

				$759,541,550	$48,010,776

#	Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Value	Net Unrealized Appreciation (Depreciation)
Buys
376	TOPIX	March 2012	$38,668,529	$1,528,455

As of February 29, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*	Non-income producing security.

Currency Abbreviations:

JPY - Japanese Yen

USD - United States Dollar

16	See accompanying notes to the financial statements.

GMO Flexible Equities Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments, at value (cost $1,261,877,699) (Note 2)	$1,324,891,299
Receivable for investments sold	1,275,964
Receivable for Fund shares sold	10,295,663
Dividends receivable	2,091,642
Unrealized appreciation on open forward currency contracts (Note 4)	48,010,776
Due from broker on open futures contracts (Note 2)	1,058,590
Receivable for expenses reimbursed by Manager (Note 5)	144,362

Total assets	1,387,768,296

Liabilities:
Foreign currency due to custodian	18,039
Payable for investments purchased	2,567,612
Payable for Fund shares repurchased	18,098,048
Payable to affiliate for (Note 5):
Management fee	582,705
Shareholder service fee	65,264
Trustees and Trust Officers or agents unaffiliated with the Manager	3,281
Payable for variation margin on open futures contracts (Note 4)	474,474
Accrued expenses	253,670

Total liabilities	22,063,093

Net assets	$1,365,705,203

Net assets consist of:
Paid-in capital	$1,320,931,936
Distributions in excess of net investment income	(48,600,998)
Accumulated net realized loss	(19,122,398)
Net unrealized appreciation	112,496,663

$1,365,705,203

Net assets attributable to:
Class III shares	$94,005,160

Class VI shares	$1,271,700,043

Shares outstanding:
Class III	4,979,872

Class VI	67,290,427

Net asset value per share:
Class III	$18.88

Class VI	$18.90

See accompanying notes to the financial statements.	17

GMO Flexible Equities Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Dividends (net of withholding taxes of $1,681,500)	$22,667,578
Interest	19,057

Total investment income	22,686,635

Expenses:
Management fee (Note 5)	5,480,882
Shareholder service fee – Class III (Note 5)	129,840
Shareholder service fee – Class VI (Note 5)	500,480
Custodian and fund accounting agent fees	428,265
Audit and tax fees	88,168
Registration fees	85,455
Transfer agent fees	42,693
Legal fees	34,535
Trustees fees and related expenses (Note 5)	15,655
Miscellaneous	53,133

Total expenses	6,859,106
Fees and expenses reimbursed by Manager (Note 5)	(718,375)
Expense reductions (Note 2)	(80)

Net expenses	6,140,651

Net investment income (loss)	16,545,984

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	9,136,272
Futures contracts	(5,817,308)
Swap agreements	(15,380,359)
Foreign currency, forward contracts and foreign currency related transactions	(40,239,528)

Net realized gain (loss)	(52,300,923)

Change in net unrealized appreciation (depreciation) on:
Investments	16,124,801
Futures contracts	1,528,455
Swap agreements	13,535,498
Foreign currency, forward contracts and foreign currency related transactions	48,283,972

Net unrealized gain (loss)	79,472,726

Net realized and unrealized gain (loss)	27,171,803

Net increase (decrease) in net assets resulting from operations	$43,717,787

18	See accompanying notes to the financial statements.

GMO Flexible Equities Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$16,545,984	$5,946,897
Net realized gain (loss)	(52,300,923)	(8,228,080)
Change in net unrealized appreciation (depreciation)	79,472,726	19,520,005

Net increase (decrease) in net assets from operations	43,717,787	17,238,822

Distributions to shareholders from:
Net investment income
Class III	—	(368,554)
Class VI	—	(3,931,813)

Total distributions from net investment income	—	(4,300,367)

Net share transactions (Note 9):
Class III	63,990,281	(13,406,608)
Class VI	915,270,392	(48,692,864)

Increase (decrease) in net assets resulting from net share transactions	979,260,673	(62,099,472)

Total increase (decrease) in net assets	1,022,978,460	(49,161,017)

Net assets:
Beginning of period	342,726,743	391,887,760

End of period (including distributions in excess of net investment income of $48,600,998 and $11,645,306, respectively)	$1,365,705,203	$342,726,743

See accompanying notes to the financial statements.	19

GMO Flexible Equities Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,						Period from December 12, 2008 (commencement of operations) through February 28, 2009
	2012		2011		2010
Net asset value, beginning of period	$19.61		$18.55		$15.39		$20.00

Income (loss) from investment operations:
Net investment income (loss)†	0.38		0.29		0.23		0.02
Net realized and unrealized gain (loss)	(1.11	)(a)	1.01		3.40		(4.63)

Total from investment operations	(0.73)		1.30		3.63		(4.61)

Less distributions to shareholders:
From net investment income	—		(0.24)		(0.47)		(0.00	)(b)

Total distributions	—		(0.24)		(0.47)		(0.00)

Net asset value, end of period	$18.88		$19.61		$18.55		$15.39

Total Return(c)	(3.72)%		7.08%		23.62%		(23.04	)%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$94,005		$29,259		$41,753		$43,788
Net expenses to average daily net assets	0.70	%(d)	0.70	%(d)	0.70	%(d)	0.70	%*
Net investment income (loss) to average daily net assets	2.10%		1.57%		1.26%		0.56	%*
Portfolio turnover rate	52%		71%		58%		7	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.07%		0.11%		0.11%		0.26	%*

(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(b)	Distributions from net investment income were less than $0.01 per share.
(c)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

20	See accompanying notes to the financial statements.

GMO Flexible Equities Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)

(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,						Period from December 12, 2008 (commencement of operations) through February 28, 2009
	2012		2011		2010
Net asset value, beginning of period	$19.62		$18.56		$15.39		$20.00

Income (loss) from investment operations:
Net investment income (loss)†	0.29		0.30		0.25		0.03
Net realized and unrealized gain (loss)	(1.01	)(a)	1.02		3.41		(4.64)

Total from investment operations	(0.72)		1.32		3.66		(4.61)

Less distributions to shareholders:
From net investment income	—		(0.26)		(0.49)		(0.00	)(b)

Total distributions	—		(0.26)		(0.49)		(0.00)

Net asset value, end of period	$18.90		$19.62		$18.56		$15.39

Total Return(c)	(3.67)%		7.18%		23.81%		(23.04	)%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,271,700		$313,468		$350,135		$310,066
Net expenses to average daily net assets	0.61	%(d)	0.61	%(d)	0.61	%(d)	0.61	%*
Net investment income (loss) to average daily net assets	1.62%		1.64%		1.36%		0.69	%*
Portfolio turnover rate	52%		71%		58%		7	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.07%		0.11%		0.11%		0.26	%*

(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(b)	Distributions from net investment income were less than $0.01 per share.
(c)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	21

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO Flexible Equities Fund (the “Fund”), which commenced operations on December 12, 2008, (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”)

The Fund seeks total return in excess of that of its benchmark, the MSCI World Index. The Fund may invest directly and indirectly (e.g., through other GMO Funds (the “underlying funds”) or derivatives) in equity investments traded in any of the world’s securities markets. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in equity investments. The term “equity investments” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities and depositary receipts. The Fund is permitted to make equity investments of all types, including equity investments issued by foreign and/or U.S. companies, growth and/or value style equities, and equity investments of companies of any market capitalization. In addition, the Fund is not limited in how much it may invest in any market or in the types of equity investments it may pursue, and it may often invest all its assets in a limited number of equity investments of companies in a single country and/or capitalization range. The Fund could experience material losses from a single investment.

The Manager pursues the Fund’s investment objective by using investment strategies designed to complement broader asset allocation strategies being implemented by the Manager in other GMO Asset Allocation Funds or accounts. Accordingly, the Fund is not a standalone investment. The Manager uses multi-year forecasts of relative value and risk to determine the Fund’s strategic direction.

As a substitute for direct investments in equities, the Manager may use exchange-traded and over-the-counter (“OTC”) derivatives. The Manager also may use derivatives: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund’s investment exposure; and (iii) to effect transactions intended as substitutes for securities lending. Derivatives used may include options, futures, swap contracts and reverse repurchase agreements. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. For investment and hedging purposes, the Fund also may make short sales of securities, including short sales of securities the Fund does not own. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. In addition, the Fund may lend its portfolio securities.

The Fund may identify and measure its performance against one or more secondary benchmarks from time to time. The Fund does not seek to control risk relative to the MSCI World Index or any other benchmark.

22

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

For cash management purposes, the Fund may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund may, from time to time, take temporary defensive positions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

Throughout the year ended February 29, 2012, the Fund had two classes of shares outstanding: Class III and Class VI. Each class of shares bears a different shareholder service fee.

The Fund currently limits subscriptions.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. For the year ended February 29, 2012, the Fund did not reduce the value of any of its OTC derivatives contracts based on the creditworthiness of its counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

23

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The foregoing pricing methodologies are modified for the fair value of equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service as of February 29, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below and as described in the disclosures of the underlying funds.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	95.0%
Futures Contracts	0.1%

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

24

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs such as fair value adjustments provided by an independent pricing service and applied to equity securities, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives, due to market events that have occurred since the local market close but prior to the close of the NYSE. The Fund also used foreign currency and forward rates.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Japan	$168,242	$1,297,040,442	$—	$1,297,208,684

TOTAL COMMON STOCKS	168,242	1,297,040,442	—	1,297,208,684

Short-Term Investments	27,682,615	—	—	27,682,615

Total Investments	27,850,857	1,297,040,442	—	1,324,891,299

Derivatives *
Forward currency contracts
Foreign currency risk	—	48,010,776	—	48,010,776
Futures contracts
Equity risk	—	1,528,455	—	1,528,455

Total	$27,850,857	$1,346,579,673	$—	$1,374,430,530

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

25

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

On both February 29, 2012 and February 28, 2011, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 29, 2012, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

26

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, foreign currency transactions, losses on wash sale transactions, passive foreign investment company transactions, and post-October capital losses.

The tax character of distributions declared to shareholders is as follows:

	February 29, 2012	February 28, 2011
Ordinary income (including any net short-term capital gain)	$—	$4,300,367

Total distributions	$—	$4,300,367

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 29, 2012, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$4,429,675

Other Tax Attributes:
Capital loss carryforwards	$(3,039,669)
Post-October capital loss deferral	$(4,305,459)

As of February 29, 2012, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Due to recent tax law changes, net capital losses recognized in taxable years beginning after February 28, 2011 shall be carried forward indefinitely and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses realized in years beginning prior to February 28, 2011. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Utilization of the capital

27

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

loss carryforwards, post-October capital losses, and losses realized subsequent to February 29, 2012, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Fund’s capital loss carryforwards expire as follows:

	Short-Term	Long-Term	Total
February 28, 2018	$(3,039,669)	Not Applicable	$(3,039,669)

Total	$(3,039,669)	Not Applicable	$(3,039,669)

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,278,674,869	$73,641,756	$(27,425,326)	$46,216,430

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the period ended February 28, 2009 through February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts.

28

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class’s operations.

Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s custodian and fund accounting agent. State Street Bank and Trust Company (“State Street”) serves as the Fund’s transfer agent. BBH’s and State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the 1940 Act and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

29

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another creates additional risk.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

30

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Short Sales Risk — The Fund runs the risk that the Fund’s loss on a short sale of securities that the Fund does not own is unlimited.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

31

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty

32

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in Note 3, “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of

33

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 29, 2012, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to

34

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

enter into a closing transaction due to an illiquid market. During the year ended February 29, 2012, the Fund used futures contracts to maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the year.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the year.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

35

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses in the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

36

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees) and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 29, 2012, the Fund used swap agreements to manage against anticipated currency exchange rates and to adjust exposure to foreign currencies. The Fund had no swap agreements outstanding at the end of the year.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and

37

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the year.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$48,010,776	$—	$—	$—	$48,010,776
Unrealized appreciation on futures contracts *	—	—	—	1,528,455	—	1,528,455

Total	$—	$48,010,776	$—	$1,528,455	$—	$49,539,231

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Forward currency contracts	$—	$(39,611,273)	$—	$—	$—	$(39,611,273)
Futures contracts	—	—	—	(5,817,308)	—	(5,817,308)
Swap agreements	—	(15,380,359)	—	—	—	(15,380,359)

Total	$—	$(54,991,632)	$—	$(5,817,308)	$—	$(60,808,940)

Change in Unrealized Appreciation (Depreciation) on:
Forward currency contracts	$—	$48,348,370	$—	$—	$—	$48,348,370
Futures contracts	—	—	—	1,528,455	—	1,528,455
Swap agreements	—	13,535,498	—	—	—	13,535,498

Total	$—	$61,883,868	$—	$1,528,455	$—	$63,412,323

^	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

38

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Year end variation margin on open futures contracts is reported within the Statement of Assets and Liabilities.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the year ended February 29, 2012.

	Forward currency contracts	Futures contracts	Swap agreements
Average amount outstanding	$987,694,791	$26,361,384	$34,577,999

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.55% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.055% for Class VI shares.

The Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including shareholder service fees and certain other expenses) exceeds 0.55% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover specified costs that the Fund may incur as a result of investing in U.S. Treasury Fund. These agreements will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $15,655 and $6,313, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

39

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2012 aggregated $1,428,801,189 and $487,647,454, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, 52.49% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund’s outstanding shares. Two of the shareholders are other funds of the Trust. On that date, no other shareholders owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and all of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class III:	Shares	Amount	Shares	Amount
Shares sold	5,515,335	$100,435,909	7,751	$142,996
Shares issued to shareholders in reinvestment of distributions	—	—	14,175	264,359
Shares repurchased	(2,027,341)	(36,445,628)	(780,526)	(13,813,963)

Net increase (decrease)	3,487,994	$63,990,281	(758,600)	$(13,406,608)

40

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class VI:	Shares	Amount	Shares	Amount
Shares sold	70,061,175	$1,258,882,392	1,434,560	$26,560,917
Shares issued to shareholders in reinvestment of distributions	—	—	210,711	3,929,770
Shares repurchased	(18,749,875)	(343,612,000)	(4,531,143)	(79,183,551)

Net increase (decrease)	51,311,300	$915,270,392	(2,885,872)	$(48,692,864)

41

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO Flexible Equities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets (a series of GMO Trust) and the financial highlights present fairly, in all material respects, the financial position of GMO Flexible Equities Fund (the “Fund”) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

42

GMO Flexible Equities Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

43

GMO Flexible Equities Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *

Class III
1) Actual	0.70%	$1,000.00	$1,054.20	$3.58
2) Hypothetical	0.70%	$1,000.00	$1,021.38	$3.52

Class VI
1) Actual	0.61%	$1,000.00	$1,054.70	$3.12
2) Hypothetical	0.61%	$1,000.00	$1,021.83	$3.07

*	Expenses are calculated using each Class’s annualized net expense ratio for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

44

GMO Flexible Equities Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

45

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

46

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).
Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

47

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 –present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

48

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President – Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 – present), Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

49

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

50

GMO Foreign Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Foreign Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the International Active Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Foreign Fund returned -8.4% for the fiscal year ended February 29, 2012, as compared with -7.5% for the MSCI EAFE Index.

Stock selection added 0.1% to relative performance for the fiscal year. Stock selection in Italy and the emerging markets added to relative performance. Stock selection in Germany subtracted from relative performance.

Country selection detracted from relative performance by 1.1%. The largest negative contribution to country selection came from overweight positions in Italy and Finland. An underweight position in Australia also hurt performance. On the positive side, an underweight position in Spain added to relative returns.

A currency hedge against the euro added 0.1% to relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $35,000,000 Investment in

GMO Foreign Fund Class III Shares and the MSCI EAFE Index

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2012. All information is unaudited. Performance for classes may vary due to different fees.

MSCI	data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO Foreign Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	97.0%
Short-Term Investments	2.0
Preferred Stocks	0.7
Forward Currency Contracts	0.0 ^
Other	0.3

100.0%

Country Summary*	% of Equity Investments
Japan	27.5%
United Kingdom	24.0
France	8.9
Germany	7.7
Switzerland	4.9
Italy	4.7
Finland	2.7
Australia	2.6
Sweden	2.0
Russia	1.9
South Korea	1.9
Brazil	1.7
Hong Kong	1.4
Netherlands	1.1
Singapore	1.1
Norway	1.0
Spain	1.0
Thailand	0.7
Belgium	0.6
Denmark	0.6
Taiwan	0.4
Ireland	0.3
Malaysia	0.3
Mexico	0.3
Austria	0.2
India	0.2
Peru	0.2
Philippines	0.1

100.0%

1

GMO Foreign Fund

(A Series of GMO Trust)

Investments Concentration Summary — (Continued)

February 29, 2012 (Unaudited)

^	Rounds to 0.0%.
*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

Industry Group Summary	% of Equity Investments**
Energy	16.2%
Capital Goods	10.7
Materials	9.3
Telecommunication Services	8.0
Banks	7.2
Pharmaceuticals, Biotechnology & Life Sciences	7.2
Automobiles & Components	6.6
Food, Beverage & Tobacco	5.2
Technology Hardware & Equipment	4.9
Insurance	3.7
Real Estate	3.7
Food & Staples Retailing	2.8
Utilities	2.8
Transportation	2.5
Consumer Services	1.7
Consumer Durables & Apparel	1.7
Retailing	1.4
Software & Services	1.0
Media	0.9
Diversified Financials	0.8
Health Care Equipment & Services	0.7
Commercial & Professional Services	0.5
Household & Personal Products	0.3
Semiconductors & Semiconductor Equipment	0.2

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

2

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	COMMON STOCKS — 97.0%

	Australia — 2.5%
499,980	Asciano Group	2,641,277
115,445	Australia and New Zealand Banking Group Ltd	2,700,580
216,102	Crown Ltd	1,942,409
1,602,342	Dexus Property Group (REIT)	1,534,429
883,244	Incitec Pivot Ltd	3,069,232
112,227	James Hardie Industries SE	877,506
77,292	Macquarie Group Ltd	2,203,914
421,745	Myer Holdings Ltd	1,014,859
162,357	Santos Ltd	2,499,225
978,624	Telstra Corp Ltd	3,452,823
220,289	Westpac Banking Corp	4,914,357

	Total Australia	26,850,611

	Austria — 0.2%
8,211	Flughafen Wien AG	304,997
60,448	Telekom Austria AG	703,446
116,537	Wienerberger AG	1,437,025

	Total Austria	2,445,468

	Belgium — 0.6%
94,350	Belgacom SA	2,996,561
28,311	Delhaize Group	1,555,190
37,978	Umicore SA	1,974,757

	Total Belgium	6,526,508

	Brazil — 1.1%
141,000	Cia Hering	3,792,570
348,100	OGX Petroleo e Gas Participacoes SA *	3,446,033
176,700	Sonae Sierra Brasil SA	2,783,366
203,000	T4F Entretenimento SA *	1,855,932

	Total Brazil	11,877,901

See accompanying notes to the financial statements.	3

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Denmark — 0.5%
219,113	H Lundbeck A/S	4,627,945
23,201	NKT Holding A/S	988,111
163,644	Ossur HF *	241,832

	Total Denmark	5,857,888

	Finland — 2.7%
107,292	Elisa Oyj	2,439,906
71,080	Fortum Oyj	1,765,585
71,453	Konecranes Oyj	2,262,942
82,983	Nokian Renkaat Oyj	3,683,585
684,527	Nokia Oyj	3,597,484
123,857	Orion Oyj Class B	2,667,275
101,204	Rautaruukki Oyj	1,149,238
109,276	Sampo Oyj Class A	3,083,760
371,126	UPM-Kymmene Oyj	5,113,496
66,172	Wartsila Oyj	2,276,808

	Total Finland	28,040,079

	France — 8.7%
88,060	Accor SA	3,089,653
286,368	AXA	4,608,333
44,386	BNP Paribas	2,160,117
93,773	Carrefour SA	2,344,552
31,246	Christian Dior SA	4,829,780
61,467	Compagnie de Saint-Gobain	2,909,917
81,747	Compagnie Generale des Etablissements Michelin-Class B	5,625,771
111,147	European Aeronautic Defense and Space Co NV	4,024,937
87,793	Legrand SA	3,172,796
43,773	Pernod-Ricard SA	4,519,720
66,455	Publicis Groupe SA	3,630,522
43,891	Renault SA	2,316,142
183,690	Sanofi	13,588,070
27,805	Societe BIC SA	2,790,497
69,116	Sodexo	5,305,839

4	See accompanying notes to the financial statements.

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	France — continued
346,720	Total SA	19,395,708
28,725	Vallourec SA	2,016,074
254,220	Vivendi SA	5,449,036

	Total France	91,777,464

	Germany — 7.5%
44,578	Allianz SE (Registered)	5,406,253
23,432	Axel Springer AG	1,116,355
141,269	Bayer AG (Registered)	10,449,938
58,139	Beiersdorf AG	3,640,611
41,071	Continental AG *	3,734,828
119,447	Daimler AG (Registered)	7,219,577
38,687	Deutsche Boerse AG	2,568,506
284,549	Deutsche Post AG (Registered)	5,000,122
438,774	Deutsche Telekom AG (Registered)	5,103,464
341,009	E.ON AG	7,817,728
55,217	HeidelbergCement AG	2,969,349
17,231	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	2,512,452
106,884	RWE AG	4,865,383
152,257	SAP AG	10,279,338
60,412	Siemens AG (Registered)	6,021,007

	Total Germany	78,704,911

	Hong Kong — 1.3%
406,000	Cheung Kong Holdings Ltd	5,905,467
1,180,000	HKT Trust *	855,006
627,000	Power Assets Holdings Ltd	4,678,791
235,500	Swire Pacific Ltd	2,667,889

	Total Hong Kong	14,107,153

	India — 0.2%
719,668	Housing Development & Infrastructure Ltd *	1,666,890

See accompanying notes to the financial statements.	5

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Ireland — 0.3%
35,128	DCC Plc	898,928
60,851	Kerry Group Plc Class A	2,593,051

	Total Ireland	3,491,979

	Italy — 4.6%
82,300	Assicurazioni Generali SPA	1,326,756
293,884	Autogrill SPA	2,978,983
1,091,485	ENI SPA	25,103,452
330,327	Fiat Industrial SPA *	3,513,268
424,546	Finmeccanica SPA	2,144,300
474,927	Intesa Sanpaolo SPA-Di RISP	759,957
169,396	Italcementi SPA-Di RISP	549,444
156,578	Lottomatica SPA *	2,651,359
902,727	Mediaset SPA	2,669,912
153,875	Mediobanca SPA	1,002,890
78,753	Prysmian SPA	1,356,823
1,003,821	Saras SPA *	1,409,229
527,204	UniCredit SPA	2,734,381

	Total Italy	48,200,754

	Japan — 26.8%
619,900	Aeon Co Ltd	7,886,908
210,800	Aisin Seiki Co Ltd	7,489,069
551,000	Asahi Glass Co Ltd	4,974,446
1,013,000	Asahi Kasei Corp	6,418,964
151,300	Astellas Pharma Inc	6,214,858
243,000	Canon Inc	11,081,587
606,000	Chiba Bank Ltd	3,840,397
231,600	Daikin Industries Ltd	6,902,587
71,900	Daito Trust Construction Co Ltd	6,344,329
155,000	East Japan Railway Co	9,921,727
437,000	Ebara Corp	1,582,884
2,613,000	Hitachi Ltd	15,331,477
503,400	Honda Motor Co Ltd	19,334,483

6	See accompanying notes to the financial statements.

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Japan — continued
261,700	Hoya Corp	6,110,326
638,300	Itochu Corp	7,265,145
3,330	Japan Retail Fund Investment Corp (REIT)	5,001,838
1,143	Japan Tobacco Inc	6,072,161
272,000	JSR Corp	5,718,876
217,600	JS Group Corp	4,548,642
1,637,300	JX Holdings Inc	10,287,296
141,600	Lawson Inc	8,334,438
84,600	Miraca Holdings Inc	3,232,674
1,402,500	Mitsubishi Chemical Holdings Corp	8,137,247
1,036,000	Mitsubishi Electric Corp	9,338,230
504,200	Mitsui & Co Ltd	8,690,614
1,386,400	Nissan Motor Co Ltd	14,301,374
161,000	Nitto Denko Corp	6,673,980
895,000	NSK Ltd	7,111,711
7,917	NTT Docomo Inc	13,504,268
599,000	Sekisui Chemical Co Ltd	5,153,246
58,400	Shimamura Co Ltd	6,408,631
3,819,000	Shinsei Bank Ltd	4,959,309
335,800	Sumitomo Rubber Industries	4,233,498
396,700	Sumitomo Mitsui Financial Group Inc	13,464,261
1,560,000	Sumitomo Mitsui Trust Holdings Inc	5,425,568
231,500	Sumitomo Realty & Development Co Ltd	5,426,014
219,800	Tokio Marine Holdings Inc	6,070,303

	Total Japan	282,793,366

	Malaysia — 0.3%
1,393,500	Petronas Chemicals Group Bhd	3,108,915

	Mexico — 0.3%
47,500	Grupo Aeroportuario del Sureste SAB de CV ADR	3,269,425

	Netherlands — 1.1%
268,673	Aegon NV *	1,406,092
86,964	Arcadis NV	1,578,681

See accompanying notes to the financial statements.	7

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Netherlands — continued
88,572	CSM NV	1,658,263
86,482	Imtech NV	2,889,309
197,581	Koninklijke KPN NV	2,138,278
46,949	Unilever NV	1,561,067

	Total Netherlands	11,231,690

	Norway — 1.0%
429,217	ProSafe SE	3,759,668
227,884	Statoil ASA	6,499,688

	Total Norway	10,259,356

	Peru — 0.2%
197,000	Cementos Pacasmayo SAA ADR *	2,300,960

	Philippines — 0.1%
547,730	Cebu Air Inc	846,586

	Russia — 1.9%
96,642	Lukoil OAO Sponsored ADR	6,194,576
94,420	Magnit OJSC Sponsored GDR	2,785,614
178,922	Phosagro OAO GDR	1,932,256
723,900	VimpelCom Ltd Sponsored ADR	8,809,863

	Total Russia	19,722,309

	Singapore — 1.1%
403,554	DBS Group Holdings Ltd	4,562,847
1,722,000	Global Logistic Properties Ltd *	2,993,847
473,100	Keppel Corp Ltd	4,165,628

	Total Singapore	11,722,322

	South Korea — 1.7%
54,489	Doosan Heavy Industries and Construction Co	3,429,602
66,760	Kangwon Land Inc	1,534,502
4,410	LG Chem Ltd	1,566,528

8	See accompanying notes to the financial statements.

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	South Korea — continued
199,050	LG Display Co Ltd *	5,239,439
31,840	LG Electronics Inc	2,423,507
1,590	Samsung Electronics Co Ltd	1,709,829
47,850	Shinhan Financial Group Co Ltd	1,846,136

	Total South Korea	17,749,543

	Spain — 1.0%
261,524	Banco Santander SA	2,164,808
184,286	Enagas	3,777,294
251,278	Telefonica SA	4,276,516

	Total Spain	10,218,618

	Sweden — 2.0%
192,756	Electrolux AB Class B	4,241,014
454,921	Ericsson LM B Shares	4,557,485
115,734	Getinge AB Class B	3,308,389
93,494	Sandvik AB	1,428,800
405,213	Svenska Cellulosa AB Class B	7,228,449

	Total Sweden	20,764,137

	Switzerland — 4.8%
42,700	Adecco SA *	2,138,266
355,055	Novartis AG (Registered)	19,352,706
34,424	Roche Holding AG (Non Voting)	5,991,656
33,852	Sulzer AG	4,867,075
9,688	Swisscom AG (Registered)	3,858,242
7,663	Syngenta AG (Registered) *	2,501,381
177,009	UBS AG (Registered) *	2,478,945
36,829	Zurich Financial Services AG *	9,282,646

	Total Switzerland	50,470,917

	Taiwan — 0.4%
484,416	Asustek Computer Inc	4,528,844

See accompanying notes to the financial statements.	9

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Thailand — 0.7%
814,300	Bangkok Bank Pcl NVDR	4,856,398
10,977,300	Land & Houses Pcl NVDR	2,492,744

	Total Thailand	7,349,142

	United Kingdom — 23.4%
189,168	AMEC Plc	3,327,584
423,175	BG Group Plc	10,212,619
103,646	BHP Billiton Plc	3,352,194
3,373,637	BP Plc	26,397,332
388,648	British American Tobacco Plc	19,603,583
1,022,895	BT Group Plc	3,482,549
469,345	Centrica Plc	2,263,816
403,354	Diageo Plc	9,630,589
493,040	GlaxoSmithKline Plc	10,895,120
2,205,029	HSBC Holdings Plc	19,535,583
207,393	Imperial Tobacco Group Plc	8,212,127
458,975	Inchcape Plc	2,737,800
274,605	International Power Plc	1,509,774
139,562	John Wood Group Plc	1,682,608
22,614	Johnson Matthey Plc	829,696
148,557	Land Securities Group Plc (REIT)	1,594,832
958,349	National Express Group Plc	3,556,037
214,733	National Grid Plc	2,186,977
656,517	Premier Oil Plc *	4,603,779
430,300	Prudential Plc	4,881,789
322,711	Rio Tinto Plc	18,307,198
235,300	Rolls-Royce Holdings Plc *	3,041,050
635,858	Royal Dutch Shell Plc A Shares (London)	23,136,642
516,472	Royal Dutch Shell Plc B Shares (London)	19,144,097
157,603	Travis Perkins Plc	2,684,655
96,078	Ultra Electronics Holdings Plc	2,572,936
7,299,507	Vodafone Group Plc	19,664,301

10	See accompanying notes to the financial statements.

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares/ Par Value		Description	Value ($)

		United Kingdom — continued
	1,392,278	WM Morrison Supermarkets Plc	6,419,598
	586,425	Xstrata Plc	11,194,243

		Total United Kingdom	246,661,108

		TOTAL COMMON STOCKS (COST $966,247,233)	1,022,544,844

		PREFERRED STOCKS — 0.7%

		Brazil — 0.5%
	184,500	Telefonica Brasil SA 0.69%	5,522,376

		South Korea — 0.2%
	9,337	LG Chem Ltd 3.25%	1,034,842
	21,280	LG Electronics Inc 0.92%	517,134

		Total South Korea	1,551,976

		TOTAL PREFERRED STOCKS (COST $5,870,077)	7,074,352

		SHORT-TERM INVESTMENTS — 2.0%

		Time Deposits — 2.0%
AUD	35,695	Brown Brothers Harriman (Grand Cayman) Time Deposit, 3.48%, due 03/01/12	38,281
SEK	163	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.70%, due 03/01/12	25
EUR	9,202,755	Citibank (New York) Time Deposit, 0.05%, due 03/01/12	12,260,810
JPY	7,097,160	Citibank (New York) Time Deposit, 0.01%, due 03/01/12	87,307
USD	6,881,279	HSBC Bank (New York) Time Deposit, 0.03%, due 03/01/12	6,881,279
GBP	885,773	JPMorgan Chase (New York) Time Deposit, 0.10%, due 03/01/12	1,409,176

		Total Time Deposits	20,676,878

		TOTAL SHORT-TERM INVESTMENTS (COST $20,676,878)	20,676,878

		TOTAL INVESTMENTS — 99.7% (Cost $992,794,188)	1,050,296,074
		Other Assets and Liabilities (net) — 0.3%	3,551,507

		TOTAL NET ASSETS — 100.0%	$1,053,847,581

See accompanying notes to the financial statements.	11

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

A summary of outstanding financial instruments at February 29, 2012 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Sales #
5/10/12	Deutsche Bank AG	EUR	17,536,000	$23,370,708	$(61,894)
5/10/12	HSBC Bank USA	EUR	17,536,000	23,370,707	(61,894)

				$46,741,415	$(123,788)

#	Fund sells foreign currency; buys USD.

As of February 29, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

GDR - Global Depository Receipt

NVDR - Non-Voting Depository Receipt

REIT - Real Estate Investment Trust

*	Non-income producing security.

Currency Abbreviations:

AUD - Australian Dollar

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

SEK - Swedish Krona

USD - United States Dollar

12	See accompanying notes to the financial statements.

GMO Foreign Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments, at value (cost $992,794,188) (Note 2)	$1,050,296,074
Foreign currency, at value (cost $272) (Note 2)	270
Receivable for investments sold	3,783,419
Dividends receivable	3,397,929
Foreign taxes receivable	406,979
Receivable for expenses reimbursed by Manager (Note 5)	11,600

Total assets	1,057,896,271

Liabilities:
Payable for investments purchased	2,777,250
Payable for Fund shares repurchased	117,604
Accrued capital gain and repatriation taxes payable (Note 2)	5,781
Payable to affiliate for (Note 5):
Management fee	494,987
Shareholder service fee	117,749
Administration fee – Class M	310
Trustees and Trust Officers or agents unaffiliated with the Manager	3,223
Payable for 12b-1 fee – Class M	1,173
Payable for foreign currency purchased	796
Unrealized depreciation on open forward currency contracts (Note 4)	123,788
Accrued expenses	406,029

Total liabilities	4,048,690

Net assets	$1,053,847,581

See accompanying notes to the financial statements.	13

GMO Foreign Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012 — (Continued)

Net assets consist of:
Paid-in capital	$1,664,409,788
Accumulated undistributed net investment income	7,190,967
Accumulated net realized loss	(675,211,476)
Net unrealized appreciation	57,458,302

$1,053,847,581

Net assets attributable to:
Class II shares	$259,269,757

Class III shares	$403,156,618

Class IV shares	$391,421,206

Shares outstanding:
Class II	23,132,482

Class III	35,776,141

Class IV	33,903,594

Net asset value per share:
Class II	$11.21

Class III	$11.27

Class IV	$11.55

14	See accompanying notes to the financial statements.

GMO Foreign Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Dividends (net of withholding taxes of $5,850,293)	$58,196,958
Interest	68,665

Total investment income	58,265,623

Expenses:
Management fee (Note 5)	9,794,847
Shareholder service fee – Class II (Note 5)	625,333
Shareholder service fee – Class III (Note 5)	1,356,914
Shareholder service fee – Class IV (Note 5)	395,481
12b-1 fee – Class M (Note 5)	10,499
Administration fee – Class M (Note 5)	8,399
Custodian and fund accounting agent fees	949,642
Audit and tax fees	99,290
Transfer agent fees	64,319
Legal fees	48,582
Registration fees	37,999
Trustees fees and related expenses (Note 5)	26,775
Miscellaneous	66,590

Total expenses	13,484,670
Fees and expenses reimbursed by Manager (Note 5)	(1,237,743)
Expense reductions (Note 2)	(20)

Net expenses	12,246,907

Net investment income (loss)	46,018,716

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments (net of foreign capital gains tax of $9,947) (Note 2)	(4,608,332)
Foreign currency, forward contracts and foreign currency related transactions (net of foreign transaction taxes of $414,343) (Note 2)	(588,003)

Net realized gain (loss)	(5,196,335)

Change in net unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains tax of $5,781) (Note 2)	(273,242,230)
Foreign currency, forward contracts and foreign currency related transactions	(100,245)

Net unrealized gain (loss)	(273,342,475)

Net realized and unrealized gain (loss)	(278,538,810)

Net increase (decrease) in net assets resulting from operations	$(232,520,094)

See accompanying notes to the financial statements.	15

GMO Foreign Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$46,018,716	$59,851,141
Net realized gain (loss)	(5,196,335)	109,187,445
Change in net unrealized appreciation (depreciation)	(273,342,475)	313,695,778

Net increase (decrease) in net assets from operations	(232,520,094)	482,734,364

Distributions to shareholders from:
Net investment income
Class II	(11,760,032)	(9,334,792)
Class III	(36,329,290)	(29,522,934)
Class IV	(18,642,858)	(18,540,322)
Class M	(192,708)	(84,450)

Total distributions from net investment income	(66,924,888)	(57,482,498)

Net share transactions (Note 9):
Class II	(111,090,609)	(192,336,087)
Class III	(845,170,030)	(375,917,665)
Class IV	(383,421,563)	(157,627,171)
Class M	(4,242,013)	(542,998)

Increase (decrease) in net assets resulting from net share transactions	(1,343,924,215)	(726,423,921)

Total increase (decrease) in net assets	(1,643,369,197)	(301,172,055)

Net assets:
Beginning of period	2,697,216,778	2,998,388,833

End of period (including accumulated undistributed net investment income of $7,190,967 and $25,682,623, respectively)	$1,053,847,581	$2,697,216,778

16	See accompanying notes to the financial statements.

GMO Foreign Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class II share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$12.88		$11.07		$8.03		$16.52		$18.56

Income (loss) from investment operations:
Net investment income (loss)†	0.31		0.24		0.26		0.45		0.40
Net realized and unrealized gain (loss)	(1.43)		1.79		3.24		(7.95)		(0.36)

Total from investment operations	(1.12)		2.03		3.50		(7.50)		0.04

Less distributions to shareholders:
From net investment income	(0.55)		(0.22)		(0.46)		(0.33)		(0.44)
From net realized gains	—		—		—		(0.66)		(1.64)

Total distributions	(0.55)		(0.22)		(0.46)		(0.99)		(2.08)

Net asset value, end of period	$11.21		$12.88		$11.07		$8.03		$16.52

Total Return(a)	(8.38)%		18.71%		43.95%		(47.49)%		(0.78)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$259,270		$417,685		$545,336		$765,201		$848,359
Net expenses to average daily net assets	0.82	%(b)	0.82	%(b)	0.82	%(b)	0.82	%(c)	0.82	%(c)
Net investment income (loss) to average daily net assets	2.71%		2.09%		2.53%		3.42%		2.10%
Portfolio turnover rate	58%		55%		59%		39%		29%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.07%		0.06%		0.05%		0.05%		0.05%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	17

GMO Foreign Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$12.95		$11.13		$8.07		$16.59		$18.64

Income (loss) from investment operations:
Net investment income (loss)†	0.34		0.24		0.28		0.47		0.41
Net realized and unrealized gain (loss)	(1.47)		1.81		3.25		(7.99)		(0.36)

Total from investment operations	(1.13)		2.05		3.53		(7.52)		0.05

Less distributions to shareholders:
From net investment income	(0.55)		(0.23)		(0.47)		(0.34)		(0.46)
From net realized gains	—		—		—		(0.66)		(1.64)

Total distributions	(0.55)		(0.23)		(0.47)		(1.00)		(2.10)

Net asset value, end of period	$11.27		$12.95		$11.13		$8.07		$16.59

Total Return(a)	(8.36)%		18.80%		44.10%		(47.42)%		(0.75)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$403,157		$1,440,952		$1,591,717		$2,054,885		$4,078,545
Net expenses to average daily net assets	0.75	%(b)	0.75	%(b)	0.75	%(b)	0.75	%(c)	0.75	%(c)
Net investment income (loss) to average daily net assets	2.89%		2.08%		2.65%		3.51%		2.16%
Portfolio turnover rate	58%		55%		59%		39%		29%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.08%		0.06%		0.05%		0.05%		0.05%

(a)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
†	Calculated using average shares outstanding throughout the period.

18	See accompanying notes to the financial statements.

GMO Foreign Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)

(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$13.25		$11.39		$8.07		$16.59		$18.64

Income (loss) from investment operations:
Net investment income (loss)†	0.33		0.25		0.22		0.51		0.40
Net realized and unrealized gain (loss)	(1.46)		1.85		3.35		(8.02)		(0.34)

Total from investment operations	(1.13)		2.10		3.57		(7.51)		0.06

Less distributions to shareholders:
From net investment income	(0.57)		(0.24)		(0.25)		(0.35)		(0.47)
From net realized gains	—		—		—		(0.66)		(1.64)

Total distributions	(0.57)		(0.24)		(0.25)		(1.01)		(2.11)

Net asset value, end of period	$11.55		$13.25		$11.39		$8.07		$16.59

Total Return(a)	(8.21)%		18.80%		44.05%		(47.39)%		(0.68)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$391,421		$833,582		$856,553		$334,003		$3,571,516
Net expenses to average daily net assets	0.69	%(b)	0.69	%(b)	0.69	%(b)	0.69	%(c)	0.69	%(c)
Net investment income (loss) to average daily net assets	2.74%		2.10%		1.92%		3.70%		2.08%
Portfolio turnover rate	58%		55%		59%		39%		29%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.07%		0.06%		0.05%		0.05%		0.05%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	19

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO Foreign Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks total return in excess of that of its benchmark, the MSCI EAFE Index. The Fund typically makes equity investments directly and indirectly (e.g., through other GMO Funds (the “underlying funds”) or derivatives) in companies tied economically to non-U.S. countries, including companies that issue equity investments included in the MSCI international developed country universe (the universe of securities from which the MSCI EAFE Index, a developed markets index, is constructed) and companies whose equity investments are traded in the securities markets of the world’s non-developed countries (“emerging countries”). The term “equity investments” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities and depositary receipts. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments tied economically to countries outside the U.S.

The Fund’s country selections relative to its benchmark are determined by the Manager’s cumulative quantitative value score for each country together with the Manager’s evaluation of the country’s fundamentals. The Fund typically overweights or underweights (sometimes to a significant extent) its investment exposure in particular countries relative to the Fund’s benchmark.

The Manager selects stocks using fundamental analysis that is informed by a disciplined quantitative screening process. The Manager analyzes companies for financial, operational and managerial strength and compares them to their global, regional and local industry peers. As part of the investment process, the Manager frequently meets with management and/or visits companies.

The Fund normally does not take temporary defensive positions but may hold up to 10% of its total assets in cash and cash equivalents to manage cash inflows and outflows as a result of shareholder purchases and redemptions. To the extent the Fund takes temporary defensive positions or holds cash or cash equivalents to manage shareholder purchases or redemptions, it may not achieve its investment objective. The Fund typically makes investments tied economically to emerging countries, but these investments generally represent 10% or less of the Fund’s total assets. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter (“OTC”) derivatives, including, without limitation, futures and options. The Fund’s foreign currency exposure may differ from the currency exposure of its equity investments. In addition, the Fund may lend its portfolio securities.

20

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

For cash management purposes, the Fund may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Throughout the year ended February 29, 2012, the Fund had four classes of shares outstanding: Class II, Class III, Class IV, and Class M. Class M shares bear an administration fee and a 12b-1 fee while classes II, III, and IV bear a shareholder service fee (See Note 5). The principal economic difference among the classes of shares is the type and level of fees they bear.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. For the year ended February 29, 2012, the Fund did not reduce the value of any of its OTC derivatives contracts based on the creditworthiness of its counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

21

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The foregoing pricing methodologies are modified for the fair value of equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service as of February 29, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	94.6%

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

22

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Level 2 – Valuations determined using other significant direct or indirect observable inputs such as fair value adjustments provided by an independent pricing service and applied to equity securities, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the time of closing of the NYSE) and derivatives, due to market events that have occurred since the local market close but prior to the close of the NYSE.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Common Stocks
Australia	$—	$26,850,611	$—	$26,850,611
Austria	—	2,445,468	—	2,445,468
Belgium	—	6,526,508	—	6,526,508
Brazil	11,877,901	—	—	11,877,901
Denmark	—	5,857,888	—	5,857,888
Finland	—	28,040,079	—	28,040,079
France	—	91,777,464	—	91,777,464
Germany	—	78,704,911	—	78,704,911
Hong Kong	855,006	13,252,147	—	14,107,153
India	—	1,666,890	—	1,666,890
Ireland	—	3,491,979	—	3,491,979
Italy	—	48,200,754	—	48,200,754
Japan	—	282,793,366	—	282,793,366
Malaysia	—	3,108,915	—	3,108,915
Mexico	3,269,425	—	—	3,269,425
Netherlands	—	11,231,690	—	11,231,690
Norway	—	10,259,356	—	10,259,356
Peru	2,300,960	—	—	2,300,960
Philippines	—	846,586	—	846,586
Russia	8,809,863	10,912,446	—	19,722,309
Singapore	—	11,722,322	—	11,722,322
South Korea	—	17,749,543	—	17,749,543

23

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

ASSET VALUATION INPUTS — continued

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Spain	$—	$10,218,618	$—	$10,218,618
Sweden	—	20,764,137	—	20,764,137
Switzerland	—	50,470,917	—	50,470,917
Taiwan	—	4,528,844	—	4,528,844
Thailand	—	7,349,142	—	7,349,142
United Kingdom	—	246,661,108	—	246,661,108

TOTAL COMMON STOCKS	27,113,155	995,431,689	—	1,022,544,844

Preferred Stocks
Brazil	5,522,376	—	—	5,522,376
South Korea	—	1,551,976	—	1,551,976

TOTAL PREFERRED STOCKS	5,522,376	1,551,976	—	7,074,352

Short-Term Investments	20,676,878	—	—	20,676,878

Total Investments	53,312,409	996,983,665	—	1,050,296,074

Total	$53,312,409	$996,983,665	$—	$1,050,296,074

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Derivatives *
Forward Currency Contracts
Foreign currency risk	$—	$(123,788)	$—	$(123,788)

Total Derivatives	—	(123,788)	—	(123,788)

Total	$—	$(123,788)	$—	$(123,788)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

24

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2011	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*	Transfer out of Level 3*	Balances as of February 29, 2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as February 29, 2012
Common Stocks
Thailand	$3,966,670	$—	$(3,910,885)	$—	$(33,316)	$(22,469)	$—	$—	$—	$—

Total	$3,966,670	$—	$(3,910,885)	$—	$(33,316)	$(22,469)	$—	$—	$—	$—

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the year and transferred out of Level 3 at the value at the end of the year.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after

25

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 29, 2012, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carry forwards, differing treatment of payment recieved upon corporate actions, differing treatment of dividend reserves, losses on wash sale transactions, passive foreign investment company transactions, and post-October capital losses.

The tax character of distributions declared to shareholders is as follows:

	February 29, 2012	February 28, 2011
Ordinary income (including any net short-term capital gain)	$66,924,888	$57,482,498

Total distributions	$66,924,888	$57,482,498

26

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 29, 2012, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$8,641,069

Other Tax Attributes:
Capital loss carryforwards	$(587,518,459)
Post-October capital loss deferral	$(51,128,767)

As of February 29, 2012, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Due to recent tax law changes, net capital losses recognized in taxable years beginning after February 28, 2011 shall be carried forward indefinitely and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses realized in years beginning prior to February 28, 2011. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Utilization of the capital loss carryforwards, post-October capital losses, and losses realized subsequent to February 29, 2012, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Fund’s capital loss carryforwards expire as follows:

	Short-Term	Long-Term	Total
February 28, 2018	$(587,518,459)	Not Applicable	$(587,518,459)

Total	$(587,518,459)	$—	$(587,518,459)

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,030,222,225	$63,111,321	$(43,037,472)	$20,073,849

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and

27

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2009 through February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service, 12b-1 and administration fees, which are directly attributable to a class of shares, are charged to that class’s operations.

Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s custodian and fund accounting agent. State Street Bank and Trust Company (“State Street”) serves as the Fund’s transfer agent. BBH’s and State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the 1940 Act and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing

28

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of value of those investments. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these

29

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the

30

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

31

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in Note 3, “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of

32

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 29, 2012, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes. Forward currency contracts outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

33

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the year.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the year.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the

34

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the year.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses in the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the

35

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees) and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

36

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the year.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the year ended February 29, 2012, the Fund held rights and/or warrants received as a result of corporate actions. The Fund held no rights or warrants at the end of the year.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(123,788)	$—	$—	$—	$(123,788)

Total	$—	$(123,788)	$—	$—	$—	$(123,788)

37

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$—	$—	$(158,333)	$—	$(158,333)
Forward currency contracts	—	1,230,573	—	—	—	1,230,573

Total	$—	$1,230,573	$—	$(158,333)	$—	$1,072,240

Change in Unrealized Appreciation (Depreciation) on:
Investments (rights and/or warrants)	$—	$—	$—	$20,418	$—	$20,418
Forward currency contracts	—	(123,788)	—	—	—	(123,788)

Total	$—	$(123,788)	$—	$20,418	$—	$(103,370)

^	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts, rights and/or warrants) at each month-end, was as follows for the year ended February 29, 2012.

	Forward currency contracts	Rights and/or warrants
Average amount outstanding	$24,800,622	$1,466,830

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.60% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other

38

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.22% for Class II shares, 0.15% for Class III shares, and 0.09% for Class IV shares.

Holders of Class M shares of the Fund paid GMO an administration fee for support services provided to Class M shareholders. That fee was paid monthly at the annual rate of 0.20% of the average daily net assets of Class M shares. Pursuant to a Rule 12b-1 distribution and service plan adopted by the Fund, holders of Class M shares of the Fund may pay a fee, at the annual rate of up to 1.00% of average daily net assets of Class M shares for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund and/or for the provision of services to Class M shareholders. The Trustees currently limit payments on Class M shares to 0.25% of the Fund’s average daily net assets of Class M shares.

The Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including shareholder service fees and certain other expenses) exceeds 0.60% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover specified costs that the Fund may incur as a result of investing in U.S. Treasury Fund. These agreements will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $26,775 and $13,648, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2012 aggregated $943,922,715 and $2,299,219,848, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

39

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

8.	Principal shareholders and related parties

As of February 29, 2012, 26.77% of the outstanding shares of the Fund were held by one shareholder. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, 0.05% of the shares of the Fund were held by senior management of the Manager and GMO Trust officers and 0.23% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class II:	Shares	Amount	Shares	Amount
Shares sold	4,431,763	$50,391,691	2,838,451	$34,424,315
Shares issued to shareholders in reinvestment of distributions	820,682	8,713,203	649,257	7,108,816
Shares repurchased	(14,543,490)	(170,195,503)	(20,329,864)	(233,869,218)

Net increase (decrease)	(9,291,045)	$(111,090,609)	(16,842,156)	$(192,336,087)

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class III:	Shares	Amount	Shares	Amount
Shares sold	1,479,284	$16,402,872	25,890,828	$303,138,416
Shares issued to shareholders in reinvestment of distributions	2,679,898	29,134,752	2,091,780	23,299,140
Shares repurchased	(79,687,925)	(890,707,654)	(59,750,915)	(702,355,221)

Net increase (decrease)	(75,528,743)	$(845,170,030)	(31,768,307)	$(375,917,665)

40

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class IV:	Shares	Amount	Shares	Amount
Shares sold	1,549	$19,143	6,200,712	$74,850,982
Shares issued to shareholders in reinvestment of distributions	1,367,672	14,767,256	1,010,637	11,523,940
Shares repurchased	(30,353,962)	(398,207,962)	(19,553,615)	(244,002,093)

Net increase (decrease)	(28,984,741)	$(383,421,563)	(12,342,266)	$(157,627,171)

	Period from March 1, 2011 through February 15, 2012*		Year Ended February 28, 2011
Class M:	Shares	Amount	Shares	Amount
Shares sold	27,094	$325,395	36,890	$421,605
Shares issued to shareholders in reinvestment of distributions	18,199	192,708	7,636	84,450
Shares repurchased	(431,564)	(4,760,116)	(88,341)	(1,049,053)

Net increase (decrease)	(386,271)	$(4,242,013)	(43,815)	$(542,998)

*	The class closed on February 15, 2012.

41

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO Foreign Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Foreign Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

42

GMO Foreign Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, distribution (12b-1) and/or administration fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $35,000,000 account value divided by $1,000 = 35,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

43

GMO Foreign Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *

Class II
1) Actual	0.82%	$1,000.00	$1,039.90	$4.16
2) Hypothetical	0.82%	$1,000.00	$1,020.79	$4.12

Class III
1) Actual	0.75%	$1,000.00	$1,041.10	$3.81
2) Hypothetical	0.75%	$1,000.00	$1,021.13	$3.77

Class IV
1) Actual	0.69%	$1,000.00	$1,041.40	$3.50
2) Hypothetical	0.69%	$1,000.00	$1,021.43	$3.47

*	Expenses are calculated using each Class’s annualized net expense ratio for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

44

GMO Foreign Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

During the year ended February 29, 2012, the Fund paid foreign taxes of $5,859,879 and recognized foreign source income of $64,056,837.

For taxable, non-corporate shareholders, 74.14% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 represents qualified dividend income subject to the 15% rate category.

45

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

46

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

47

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.
[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

48

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

49

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President – Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 – present), Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

50

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

51

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the International Active Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Foreign Small Companies Fund returned -7.4% for the fiscal year ended February 29, 2012, as compared with -6.1% for the S&P Developed ex-U.S. Small Cap Index.

Stock selection detracted from relative performance by 2.2% for the fiscal year. Stock selection in Italy, Germany, Australia, and Canada subtracted from relative performance. Stock selection in Korea and the emerging markets helped relative performance.

Country selection added 0.8% to relative performance for the fiscal year. The largest positive impacts from country selection came from underweight positions in France and Canada, which each added 0.2% to relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in

GMO Foreign Small Companies Fund Class III Shares and the

S&P Developed ex-U.S. Small Cap Index

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and .50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The Fund commenced operations on June 30, 2000 subsequent to a transaction involving, in essence, the reorganization of the GMO Small Cap Active Pool of the Common Fund for Non-Profit Organizations (the “GMO Pool”) as the GMO Foreign Small Companies Fund. All information relating to the time periods prior to June 30, 2000 relates to the GMO Pool. All information is unaudited. Performance for classes may vary due to different fees.

*	For the period from March 16, 2009 to August 12, 2009, no Class IV shares were outstanding. Performance for that period is that of Class III shares, which have higher expenses. Therefore, the performance shown is lower than it would have been if Class IV shares had been outstanding.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	96.2%
Short-Term Investments	3.2
Preferred Stocks	1.2
Forward Currency Contracts	0.0 ^
Rights/Warrants	0.0 ^
Other	(0.6)

100.0%

^	Rounds to 0.0%.

Country Summary*	% of Investments
Japan	27.4%
United Kingdom	19.0
South Korea	5.5
France	5.3
Brazil	4.3
Canada	4.1
Italy	3.7
Australia	3.5
Germany	3.4
Switzerland	3.0
Netherlands	2.6
Norway	2.4
Sweden	2.4
Finland	1.9
Belgium	1.6
Hong Kong	1.3
Spain	1.2
Singapore	1.1
Denmark	0.9
Ireland	0.9
Mexico	0.8
New Zealand	0.7
Austria	0.4
Chile	0.4
India	0.4
Peru	0.4
Thailand	0.4
China	0.3

1

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Investments Concentration Summary — (Continued)

February 29, 2012 (Unaudited)

Country Summary*	% of Investments
Philippines	0.3%
Russia	0.2
Taiwan	0.2

100.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

Industry Group Summary	% of Equity Investments**
Capital Goods	15.7%
Materials	9.7
Retailing	6.6
Automobiles & Components	6.6
Energy	6.6
Real Estate	5.0
Health Care Equipment & Services	4.5
Food, Beverage & Tobacco	4.5
Consumer Durables & Apparel	4.3
Commercial & Professional Services	4.3
Consumer Services	3.8
Technology Hardware & Equipment	3.7
Transportation	3.6
Media	3.5
Diversified Financials	3.2
Banks	3.2
Pharmaceuticals, Biotechnology & Life Sciences	2.5
Software & Services	1.9
Food & Staples Retailing	1.8
Telecommunication Services	1.5
Semiconductors & Semiconductor Equipment	1.3
Utilities	1.3
Isurance	0.9

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

2

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	COMMON STOCKS — 96.2%

	Australia — 3.4%
238,844	Aquarius Platinum Ltd	509,775
436,699	Asciano Group	2,306,978
229,852	Billabong International Ltd	755,430
3,265,586	Dexus Property Group (REIT)	3,127,178
490,178	Iress Market Technology Ltd	3,725,260
333,019	Nufarm Ltd *	1,678,017
1,464,132	Pacific Brands Ltd	1,115,123
190,546	PanAust Ltd *	734,604
375,334	Primary Health Care Ltd	1,252,282
189,237	Seven West Media Ltd	801,029
3,208,770	Ten Network Holdings Ltd	2,756,919

	Total Australia	18,762,595

	Austria — 0.4%
15,122	Flughafen Wien AG	561,705
8,241	Lenzing AG	848,246
55,878	Wienerberger AG	689,035

	Total Austria	2,098,986

	Belgium — 1.5%
39,207	CMB Cie Maritime Belge SA	878,762
36,443	Compagnie d’Entreprises CFE	2,219,304
39,300	Mobistar SA	1,876,336
48,769	SA D’Ieteren NV	2,349,987
22,769	Umicore SA	1,183,929

	Total Belgium	8,508,318

	Brazil — 3.7%
200,200	Aliansce Shopping Centers SA	1,852,484
452,500	Brasil Brokers Participacoes SA	1,971,000
131,700	Brasil Insurance Participacoes e Administracao SA	1,564,525
430,000	Brazil Pharma SA *	2,125,899

See accompanying notes to the financial statements.	3

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Brazil — continued
351,600	Cia Hering	9,457,216
185,000	Iochpe-Maxion SA	3,479,691

	Total Brazil	20,450,815

	Canada — 3.9%
145,040	Alamos Gold Inc	2,703,055
629,500	Canaco Resources Inc *	922,507
687,300	Chinook Energy Inc *	1,021,104
83,500	Corus Entertainment Inc Class B	1,845,616
84,750	Gran Colombia Gold Corp *	44,540
625,000	Gran Colombia Gold Corp * (a)	328,465
455,300	Guide Exploration Ltd Class A *	1,145,785
169,100	Just Energy Group Inc	2,185,850
32,300	Karnalyte Resources Inc * (a)	306,857
172,300	Karnalyte Resources Inc *	1,636,889
516,700	NuVista Energy Ltd *	2,083,615
215,400	Precision Drilling Corp *	2,608,007
731,200	RMP Energy Inc *	1,921,391
315,200	Western Energy Services Corp *	3,064,555

	Total Canada	21,818,236

	China — 0.3%
3,879,000	361 Degrees International Ltd	1,666,873

	Denmark — 0.9%
126,981	H Lundbeck A/S	2,682,000
1,553,572	Ossur HF *	2,295,856

	Total Denmark	4,977,856

	Finland — 1.8%
108,381	Elisa Oyj	2,464,671
68,996	Huhtamaki Oyj	959,427
45,102	Konecranes Oyj	1,428,396
568,449	M-real Oyj B shares *	1,558,628

4	See accompanying notes to the financial statements.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Finland — continued
459,510	Oriola-KD Oyj Class B	1,170,544
76,375	Orion Oyj Class B	1,644,745
171,741	Talvivaara Mining Co Plc *	768,897

	Total Finland	9,995,308

	France — 5.2%
133,322	Boursorama *	1,166,630
82,312	Cap Gemini SA	3,610,990
61,581	Compagnie Generale des Etablissements Michelin — Class B	4,237,961
102,946	Faurecia	2,869,655
107,510	Legrand SA	3,885,359
48,198	Societe BIC SA	4,837,130
59,817	Sodexo	4,591,981
24,850	Virbac SA	3,684,585

	Total France	28,884,291

	Germany — 3.3%
5,604	Brenntag AG	652,707
18,943	Continental AG *	1,722,599
44,876	Gerresheimer AG	1,991,095
41,019	GSW Immobilien AG *	1,290,289
35,983	HeidelbergCement AG	1,935,022
76,399	KUKA AG *	1,734,652
98,664	NORMA Group *	2,470,060
166,144	Prime Office REIT-AG	920,963
60,395	Rhoen-Klinikum AG	1,182,837
27,523	SAF-Holland SA *	188,420
114,881	Tom Tailor Holding AG *	2,253,296
37,419	Wincor Nixdorf AG	2,034,927

	Total Germany	18,376,867

See accompanying notes to the financial statements.	5

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Hong Kong — 1.2%
3,010,910	HKT Trust *	2,181,650
1,365,500	Yue Yuen Industrial Holdings	4,637,439

	Total Hong Kong	6,819,089

	India — 0.4%
302,200	Housing Development & Infrastructure Ltd *	699,954

282,082	Orchid Chemicals & Pharmaceuticals Ltd	1,083,520
254,100	Rolta India Ltd	546,476

	Total India	2,329,950

	Ireland — 0.9%
80,010	DCC Plc	2,047,461
68,502	Kerry Group Plc Class A	2,919,084

	Total Ireland	4,966,545

	Italy — 3.6%
449,793	Autogrill SPA	4,559,369
105,686	Buzzi Unicem SPA *	1,193,019
413,863	Credito Emiliano SPA	2,012,309
325,251	Italcementi SPA-Di RISP	1,054,966
146,435	Lottomatica SPA *	2,479,606
765,330	Mediaset SPA	2,263,546
473,151	Mediolanum SPA	2,209,679
190,526	Piaggio & C SPA	563,166
112,196	Prysmian SPA	1,933,007
1,161,730	Saras SPA *	1,630,911

	Total Italy	19,899,578

	Japan — 26.6%
420,000	Air Water Inc	5,487,631
220,700	Avex Group Holding Inc	2,691,505
716,000	Calsonic Kansei Corp	4,149,169
217,400	Century Tokyo Leasing Corp	4,294,731
173,100	Cosmos Pharmaceutical Corp	7,626,192

6	See accompanying notes to the financial statements.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Japan — continued
383,800	Fuji Oil Co Ltd	5,288,779
148,800	Hitachi Chemical Co Ltd	2,773,852
311,200	Hitachi Transport System Ltd	5,142,392
713	Industrial & Infrastructure Fund Investment Corp	3,815,624
153,300	IRISO Electronics Co Ltd	2,841,576
245,800	Izumi Co Ltd	4,153,717
486,000	Japan Aviation Electronics Industry Ltd	3,956,271
115,040	K’s Holdings Corp	3,841,913

265,300	Keihin Corp	5,363,740
1,172	Kenedix Realty Investment Corp (REIT)	4,056,052
116,400	Kintetsu World Express Inc	3,673,408
150,000	Kyorin Co Ltd	2,667,748
109,650	Mitsubishi UFJ Lease & Finance Co Ltd	4,689,189
245,400	Nabtesco Corp	5,722,100
616,600	NHK Spring Co Ltd	6,384,225
317,500	Nihon Kohden Corp	8,185,512
308,000	Nippon Shokubai Co Ltd	3,647,074
435,000	Nippon Soda Co Ltd	1,977,559
469,000	Nissin Electric Co Ltd	3,138,650
728,500	Pioneer Corp *	3,732,890
611,000	Rengo Co Ltd	4,316,719
163,100	Saizeriya Co Ltd	2,546,373
732,000	Sanken Electric Co Ltd	3,293,010
6,557,000	Shinsei Bank Ltd	8,514,844
208,200	Sumitomo Rubber Industries	2,624,819
221,700	Takata Corp	5,730,367
710,000	Tsubakimoto Chain Co	4,171,356
1,359,000	Ube Industries Ltd	3,941,361
166,700	United Arrows Ltd	3,314,721

	Total Japan	147,755,069

See accompanying notes to the financial statements.	7

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Mexico — 0.7%
1,230,100	Fibra Uno Administracion SA de CV (REIT)	2,370,883
1,020,000	OHL Mexico SAB de CV *	1,787,216

	Total Mexico	4,158,099

	Netherlands — 2.6%
125,530	AerCap Holdings NV *	1,641,932
129,853	Arcadis NV	2,357,257
88,650	CSM NV	1,659,724
94,900	Imtech NV	3,170,549
48,607	Koninklijke Ten Cate NV	1,577,908
29,478	Nutreco Holding NV	2,206,861

86,697	SBM Offshore NV	1,570,737

	Total Netherlands	14,184,968

	New Zealand — 0.7%
995,839	Fisher & Paykel Appliances Holdings Ltd *	335,281
170,048	Pumpkin Patch Ltd	118,822
1,073,603	Sky City Entertainment Group Ltd	3,364,955

	Total New Zealand	3,819,058

	Norway — 2.4%
699,368	BWG Homes ASA	1,371,842
84,925	Fred Olsen Energy ASA	3,568,108
74,827	Kongsberg Gruppen ASA	1,599,299
508,276	ProSafe SE	4,452,174
283,468	SpareBank 1 SR Bank ASA	2,076,484

	Total Norway	13,067,907

	Peru — 0.4%
194,200	Cementos Pacasmayo SAA ADR *	2,268,256

	Philippines — 0.3%
1,016,830	Cebu Air Inc	1,571,639

8	See accompanying notes to the financial statements.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Russia — 0.2%
95,274	Cherkizovo Group GDR (Registered) *	1,329,524

	Singapore — 1.1%
580,000	ComfortDelgro Corp Ltd	708,009
3,510,000	First Ship Lease Trust	560,124
2,479,640	Mapletree Logistics Trust (REIT)	1,781,066
819,000	MobileOne Ltd	1,635,485
944,000	Petra Foods Ltd	1,508,676

	Total Singapore	6,193,360

	South Korea — 5.1%
200,359	CrucialTec Co Ltd *	2,666,862

19,884	Daelim Industrial Co Ltd	2,229,795
278,220	DGB Financial Group Inc	3,737,370
41,197	Golfzon Co Ltd	2,306,392
423,694	Kortek Corp	4,273,556
239,600	Magnachip Semiconductor Corp *	2,774,568
12,548	Mando Corp	1,880,671
26,410	Mirae Asset Securities Co Ltd	938,618
33,674	S1 Corp	1,634,923
16,992	Sindoh Co Ltd	804,755
78,200	Tong Yang Life Insurance Co Ltd	983,681
75,849	Youngone Holding Co Ltd	3,770,983

	Total South Korea	28,002,174

	Spain — 1.2%
140,104	Banco Espanol de Credito SA	748,031
2,551	Construcciones y Auxiliar de Ferrocarriles SA	1,367,415
144,669	Enagas	2,965,268
31,655	Red Electrica de Espana	1,595,980

	Total Spain	6,676,694

See accompanying notes to the financial statements.	9

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Sweden — 2.3%
99,240	Elekta AB Class B	4,653,230
197,195	Getinge AB Class B	5,637,045
2,006,749	Trigon Agri A/S *	2,430,693

	Total Sweden	12,720,968

	Switzerland — 3.0%
96,287	Aryzta AG *	4,782,249
10,466	Kaba Holding AG Class B (Registered)	4,248,925
28,054	Sulzer AG	4,033,467
13,049	Valora Holding AG	3,373,440

	Total Switzerland	16,438,081

	Taiwan — 0.2%
603,982	Altek Corp	563,528

409,500	Coretronic Corp	358,020

	Total Taiwan	921,548

	Thailand — 0.4%
15,302,800	Quality Houses PCL (Foreign Registered) (b)	917,983
10,320,800	SVI PCL (Foreign Registered) (b)	1,170,402

	Total Thailand	2,088,385

	United Kingdom — 18.5%
384,465	Babcock International Group Plc	4,596,475
218,742	Berkeley Group Holdings Plc (Unit Shares) *	4,811,372
937,585	Centaur Media Plc	640,440
498,114	Diploma Plc	3,142,636
505,878	Euromoney Institutional Investor Plc	5,764,179
1,507,369	F&C Asset Management Plc	1,696,352
842,114	Filtrona Plc	6,021,128
564,760	Great Portland Estates Plc (REIT)	3,167,270
653,943	Inchcape Plc	3,900,791
1,278,552	ITE Group Plc	4,639,717

10	See accompanying notes to the financial statements.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	United Kingdom — continued
508,396	James Fisher & Sons Plc	4,448,727
367,290	John Wood Group Plc	4,428,176
974,226	Jupiter Fund Management Plc	3,878,021
202,823	Kazakhmys Plc	3,570,672
429,692	Keller Group Plc	2,860,129
102,869	Kier Group Plc	2,016,607
1,711,644	Lupus Capital Plc	3,565,551
892,869	Metric Property Investments Plc (REIT)	1,217,513
528,781	N Brown Group	2,009,488
777,976	National Express Group Plc	2,886,747
514,727	Premier Oil Plc *	3,609,487
634,694	Restaurant Group Plc	2,797,002
1,017,301	RPS Group Plc	3,660,367
1,627,425	Senior Plc	5,054,492
157,047	Travis Perkins Plc	2,675,184
132,995	Ultra Electronics Holdings Plc	3,561,561
90,869	Weir Group Plc (The)	3,040,990

1,464,640	Wilmington Group Plc	2,122,885
853,709	WSP Group Plc	3,676,889
165,076	XP Power Ltd	3,250,495

	Total United Kingdom	102,711,343

	TOTAL COMMON STOCKS (COST $495,478,571)	533,462,380

	PREFERRED STOCKS — 1.2%

	Brazil — 0.5%
590,000	Marcopolo SA 2.85%	2,965,031

	Chile — 0.4%
1,015,000	Coca-Cola Embonor SA Class B 2.79%	1,977,754

See accompanying notes to the financial statements.	11

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

	Shares / Par Value	Description	Value ($)

		South Korea — 0.3%
	60,540	Daelim Industrial Co Ltd 0.53%	1,541,596

		TOTAL PREFERRED STOCKS (COST $4,897,933)	6,484,381

		RIGHTS/WARRANTS — 0.0%

		Canada — 0.0%
	312,500	Gran Colombia Gold Corp Warrants, Expires 08/24/15 *	63,167

		TOTAL RIGHTS/WARRANTS (COST $114,574)	63,167

		SHORT-TERM INVESTMENTS — 3.2%

		Time Deposits — 3.2%
USD	3,245,702	Bank of America (Charlotte) Time Deposit, 0.03%, due 03/01/12	3,245,702
AUD	80,373	Brown Brothers Harriman (Grand Cayman) Time Deposit, 3.48%, due 03/01/12	86,196
GBP	4,382	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.10%, due 03/01/12	6,971
EUR	635,561	Citibank (New York) Time Deposit, 0.05%, due 03/01/12	846,758
USD	6,149,841	Citibank (New York) Time Deposit, 0.03%, due 03/01/12	6,149,841
USD	1,949,759	HSBC Bank (New York) Time Deposit, 0.03%, due 03/01/12	1,949,759
CAD	20,530	JPMorgan Chase (New York) Time Deposit, 0.24%, due 03/01/12	20,749
EUR	3,884,018	JPMorgan Chase (New York) Time Deposit, 0.05%, due 03/01/12	5,174,677

HKD	3,685,370	JPMorgan Chase (New York) Time Deposit, 0.01%, due 03/01/12	475,152
SGD	43,423	JPMorgan Chase (New York) Time Deposit, 0.01%, due 03/01/12	34,720

		Total Time Deposits	17,990,525

		TOTAL SHORT-TERM INVESTMENTS (COST $17,990,525)	17,990,525

		TOTAL INVESTMENTS — 100.6% (Cost $518,481,603)	558,000,453
		Other Assets and Liabilities (net) — (0.6%)	(3,505,460)

		TOTAL NET ASSETS — 100.0%	$554,494,993

12	See accompanying notes to the financial statements.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Additional information on each restricted security is as follows:

Issuer Description	Acquisition Date	Acquisition Cost	Value as a Percentage of Fund’s Net Assets	Value as of February 29, 2012
Gran Colombia Gold Corp	07/22/10	$847,844	0.06%	$328,465
Karnalyte Resources Inc	06/30/11	370,741	0.06%	306,857

				$635,322

A summary of outstanding financial instruments at February 29, 2012 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Sales #
5/10/12	Deutsche Bank AG	EUR	6,627,000	$8,831,984	$(21,739)
5/10/12	HSBC Bank USA	EUR	6,627,000	8,831,984	(21,739)

				$17,663,968	$(43,478)

#	Fund sells foreign currency; buys USD.

As of February 29, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	The security is restricted as to resale.

(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

See accompanying notes to the financial statements.	13

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

SGD - Singapore Dollar

USD - United States Dollar

14	See accompanying notes to the financial statements.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments, at value (cost $518,481,603) (Note 2)	$558,000,453
Foreign currency, at value (cost $68) (Note 2)	68
Receivable for investments sold	1,291,584
Dividends and interest receivable	581,485
Foreign taxes receivable	50,272
Receivable for foreign currency sold	309
Receivable for expenses reimbursed by Manager (Note 5)	13,804

Total assets	559,937,975

Liabilities:
Payable for investments purchased	4,863,371
Accrued capital gain taxes payable (Note 2)	5,700
Payable to affiliate for (Note 5):
Management fee	301,723
Shareholder service fee	58,364
Trustees and Trust Officers or agents unaffiliated with the Manager	1,326
Unrealized depreciation on open forward currency contracts (Note 4)	43,478
Miscellaneous payable	3,008
Accrued expenses	166,012

Total liabilities	5,442,982

Net assets	$554,494,993

See accompanying notes to the financial statements.	15

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012 — (Continued)

Net assets consist of:
Paid-in capital	$550,850,331
Distributions in excess of net investment income	(3,103,268)
Accumulated net realized loss	(32,827,247)
Net unrealized appreciation	39,575,177

$554,494,993

Net assets attributable to:
Class III shares	$483,121,969

Class IV shares	$71,373,024

Shares outstanding:
Class III	37,408,600

Class IV	5,531,146

Net asset value per share:
Class III	$12.91

Class IV	$12.90

16	See accompanying notes to the financial statements.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Dividends (net of withholding taxes of $1,071,817)	$12,159,591
Interest	123,751

Total investment income	12,283,342

Expenses:
Management fee (Note 5)	3,836,361
Shareholder service fee – Class III (Note 5)	547,768
Shareholder service fee – Class IV (Note 5)	182,873
Custodian and fund accounting agent fees	367,862
Audit and tax fees	92,490
Transfer agent fees	42,798
Legal fees	20,855
Trustees fees and related expenses (Note 5)	8,780
Registration fees	4,017
Miscellaneous	35,641

Total expenses	5,139,445
Fees and expenses reimbursed by Manager (Note 5)	(542,145)
Expense reductions (Note 2)	(6)

Net expenses	4,597,294

Net investment income (loss)	7,686,048

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments (net of foreign capital gains tax of $3,008) (Note 2)	3,904,395
Foreign currency, forward contracts and foreign currency related transactions (net of foreign transaction taxes of $101,739) (Note 2)	(644,418)

Net realized gain (loss)	3,259,977

Change in net unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains tax of $5,700) (Note 2)	(63,736,978)
Foreign currency, forward contracts and foreign currency related transactions	(79,489)

Net unrealized gain (loss)	(63,816,467)

Net realized and unrealized gain (loss)	(60,556,490)

Net increase (decrease) in net assets resulting from operations	$(52,870,442)

See accompanying notes to the financial statements.	17

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$7,686,048	$5,280,973
Net realized gain (loss)	3,259,977	49,854,200
Change in net unrealized appreciation (depreciation)	(63,816,467)	80,423,629

Net increase (decrease) in net assets from operations	(52,870,442)	135,558,802

Distributions to shareholders from:
Net investment income
Class III	(6,654,186)	(3,312,648)
Class IV	(3,406,850)	(1,689,129)

Total distributions from net investment income	(10,061,036)	(5,001,777)

Net share transactions (Note 9):
Class III	115,938,257	14,717,938
Class IV	(44,572,379)	22,787,951

Increase (decrease) in net assets resulting from net share transactions	71,365,878	37,505,889

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	104,014	362,249
Class IV	177,653	277,572

Increase in net assets resulting from purchase premiums and redemption fees	281,667	639,821

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	71,647,545	38,145,710

Total increase (decrease) in net assets	8,716,067	168,702,735

Net assets:
Beginning of period	545,778,926	377,076,191

End of period (including distributions in excess of net investment income of $3,103,268 and $153,209, respectively)	$554,494,993	$545,778,926

18	See accompanying notes to the financial statements.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$14.22		$10.74		$6.41		$14.63		$18.38

Income (loss) from investment operations:
Net investment income (loss)†	0.19		0.14		0.13		0.30		0.31
Net realized and unrealized gain (loss)	(1.27	)(a)	3.47		4.32		(7.43)		(0.36)

Total from investment operations	(1.08)		3.61		4.45		(7.13)		(0.05)

Less distributions to shareholders:
From net investment income	(0.23)		(0.13)		(0.12)		(0.27)		(0.41)
From net realized gains	—		—		—		(0.81)		(3.29)
Return of capital	—		—		—		(0.01)		—

Total distributions	(0.23)		(0.13)		(0.12)		(1.09)		(3.70)

Net asset value, end of period	$12.91		$14.22		$10.74		$6.41		$14.63

Total Return(b)	(7.45)%		33.67%		69.44%		(51.33)%		(1.96)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$483,122		$398,648		$292,852		$185,298		$338,804
Net expenses to average daily net assets	0.86	%(c)	0.85	%(c)	0.86	%(c)	0.85	%(d)	0.86	%(d)
Net investment income (loss) to average daily net assets	1.43%		1.15%		1.40%		2.59%		1.69%
Portfolio turnover rate	46%		61%		78%		42%		42%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.10%		0.14%		0.14%		0.11%		0.09%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.00	(e)	$0.01		$0.02		$0.00	(e)	—

(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing or purchases and redemptions of the Fund shares in relation to fluctuating market values of the investments of the Fund.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
(e)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	19

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)

(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,				Period from August 12, 2009 through February 28,		Period from March 1, 2009 through March 16,		Year Ended February 28/29,
	2012		2011		2010(b)		2009(b)		2009		2008
Net asset value, beginning of period	$14.20		$10.73		9.84		$6.42		$14.64		$18.39

Income (loss) from investment operations:
Net investment income (loss)†	0.17		0.13		0.02		0.01		0.33		0.31
Net realized and unrealized gain (loss)	(1.23	)(a)	3.47		1.00		0.01		(7.46)		(0.35)

Total from investment operations	(1.06)		3.60		1.02		0.02		(7.13)		(0.04)

Less distributions to shareholders:
From net investment income	(0.24)		(0.13)		(0.13)		—		(0.27)		(0.42)
From net realized gains	—		—		—		__		(0.81)		(3.29)
Return of capital	—		—		—		—		(0.01)		—

Total distributions	(0.24)		(0.13)		(0.13)		—		(1.09)		(3.71)

Net asset value, end of period	$12.90		$14.20		$10.73		$6.44		$6.42		$14.64

Total Return(c)	(7.33)%		33.67%		10.33	%**	0.31	%**	(51.29)%		(1.91)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$71,373		$147,131		$84,225		$144,101		$143,564		$666,991
Net expenses to average daily net assets	0.81	%(d)	0.80	%(d)	0.81	%(d)*	0.81	%(d)*	0.80	%(e)	0.81	%(e)
Net investment income (loss) to average daily net assets	1.34%		1.07%		0.35	%*	3.28	%*	2.74%		1.70%
Portfolio turnover rate	46%		61%		78	%††	40	%†††	42%		42%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.10%		0.14%		0.08	%*	0.22	%*	0.11%		0.09%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.01		$0.02		$0.00	(f)	$0.00	(f)	$0.00	(f)	—

(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing or purchases and redemptions of the Fund shares in relation to fluctuating market values of the investments of the Fund.
(b)	The class was inactive from March 17, 2009 to August 11, 2009.
(c)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover of the Fund for the period ended February 28, 2010.
†††	Calculation represents portfolio turnover of the Fund for the period ended August 31, 2009.
*	Annualized.
**	Not annualized.

20	See accompanying notes to the financial statements.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO Foreign Small Companies Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks total return in excess of that of its benchmark, the S&P Developed ex-U.S. Small Cap Index. The Fund typically makes equity investments directly and indirectly (e.g., through other GMO Funds (the “underlying funds”) or derivatives) in companies tied economically to countries other than the U.S. whose outstanding publicly traded equities are in the lowest 25% of available market capitalization (float) in a particular country (“small companies”). The term “equity investments” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities and depositary receipts. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in securities of small companies that are tied economically to countries outside the U.S. The market capitalization range of companies whose equity investments are held by the Fund is generally within the market capitalization range of companies in the Fund’s benchmark, which represents the lowest 15% of available market capitalization (float) of the S&P Broad Market Index in each country.

The Fund’s country selections relative to its benchmark are determined by the Manager’s cumulative quantitative value score for each country together with the Manager’s evaluation of the country’s fundamentals. The Fund typically overweights or underweights (sometimes to a significant extent) its investment exposure in particular countries relative to the Fund’s benchmark.

The Manager selects stocks using fundamental analysis that is informed by a disciplined quantitative screening process. The Manager analyzes companies for financial, operational and managerial strength and compares them to their global, regional and local industry peers. As part of the investment process, the Manager frequently meets with management and/or visits companies.

The Fund normally does not take temporary defensive positions but may hold up to 10% of its total assets in cash and cash equivalents to manage cash inflows and outflows as a result of shareholder purchases and redemptions. To the extent the Fund takes temporary defensive positions or holds cash or cash equivalents to manage shareholder purchases or redemptions, it may not achieve its investment objective. The Fund typically makes investments tied economically to emerging countries, but these investments (excluding investments in companies tied economically to emerging countries included in the Fund’s benchmark) generally represent 10% or less of the Fund’s total assets. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter (“OTC”)

21

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

derivatives, including, without limitation, futures and options. The Fund’s foreign currency exposure may differ from the currency exposure of its equity investments. In addition, the Fund may lend its portfolio securities.

For cash management purposes, the Fund may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

As of February 29, 2012, the Fund had two classes of shares outstanding: Class III and Class IV. Each class of shares bears a different shareholder servicing fee.

The Fund currently limits subscriptions.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 29, 2012, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees

22

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

of the Trust represented 0.4% of net assets. The Fund classifies such securities (levels defined below) as Level 3. For the year ended February 29, 2012, the Fund did not reduce the value of any of its OTC derivatives contracts based on the creditworthiness of its counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing pricing methodologies are modified for the fair value of equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service as of February 29, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	86.1%

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required.

23

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs such as fair value adjustments provided by an independent pricing service and applied to equity securities, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives, due to market events that have occurred since the local market close but prior to the close of the NYSE.

Level 3 – Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value technique on Level 3 investments: Certain of the Fund’s securities in Thailand were valued at the local price as adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Common Stocks
Australia	$—	$18,762,595	$—	$18,762,595
Austria	—	2,098,986	—	2,098,986
Belgium	—	8,508,318	—	8,508,318
Brazil	20,450,815	—	—	20,450,815
Canada	21,818,236	—	—	21,818,236
China	—	1,666,873	—	1,666,873
Denmark	—	4,977,856	—	4,977,856
Finland	—	9,995,308	—	9,995,308
France	—	28,884,291	—	28,884,291
Germany	—	18,376,867	—	18,376,867
Hong Kong	2,181,650	4,637,439	—	6,819,089

24

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

ASSET VALUATION INPUTS — continued

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

India	$—	$2,329,950	$—	$2,329,950
Ireland	—	4,966,545	—	4,966,545
Italy	—	19,899,578	—	19,899,578
Japan	—	147,755,069	—	147,755,069
Mexico	4,158,099	—	—	4,158,099
Netherlands	1,641,932	12,543,036	—	14,184,968
New Zealand	—	3,819,058	—	3,819,058
Norway	—	13,067,907	—	13,067,907
Peru	2,268,256	—	—	2,268,256
Philippines	—	1,571,639	—	1,571,639
Russia	—	1,329,524	—	1,329,524
Singapore	—	6,193,360	—	6,193,360
South Korea	2,774,568	25,227,606	—	28,002,174
Spain	—	6,676,694	—	6,676,694
Sweden	—	12,720,968	—	12,720,968
Switzerland	—	16,438,081	—	16,438,081
Taiwan	—	921,548	—	921,548
Thailand	—	—	2,088,385	2,088,385
United Kingdom	—	102,711,343	—	102,711,343

TOTAL COMMON STOCKS	55,293,556	476,080,439	2,088,385	533,462,380

Preferred Stocks
Brazil	2,965,031	—	—	2,965,031
Chile	1,977,754	—	—	1,977,754
South Korea	—	1,541,596	—	1,541,596

TOTAL PREFERRED STOCKS	4,942,785	1,541,596	—	6,484,381

Rights/Warrants Canada	—	63,167	—	63,167

TOTAL RIGHTS/WARRANTS	—	63,167	—	63,167

Short-Term Investments	17,990,525	—	—	17,990,525

Total Investments	78,226,866	477,685,202	2,088,385	558,000,453

Total	$78,226,866	$477,685,202	$2,088,385	$558,000,453

25

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Derivatives *
Forward Currency Contracts
Foreign currency risk	$—	$(43,478)	$—	$(43,478)

Total	$—	$(43,478)	$—	$(43,478)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

* The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was 0.4% of total net assets.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2011	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*	Transfer out of Level 3*	Balances as of February 29, 2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 29, 2012
Common Stocks
Thailand	$921,051	$2,500,755	$(548,763)	$—	$(325,389)	$(459,269)	$—	$—	$2,088,385	$(459,269)

Total	$921,051	$2,500,755	$(548,763)	$—	$(325,389)	$(459,269)	$—	$—	$2,088,385	$(459,269)

*	The Fund accounts for investments transferred into Level 3 at the value at the beginning of the year and transferred out of Level 3 at the value at the end of the year.

26

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 29, 2012, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments

27

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, foreign currency transactions, losses on wash sale transactions, passive foreign investment company transactions, post-October capital losses and late-year ordinary losses.

The tax character of distributions declared to shareholders is as follows:

	February 29, 2012	February 28, 2011
Ordinary income (including any net short-term capital gain)	$10,061,036	$5,001,777

Total distributions	$10,061,036	$5,001,777

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 29, 2012, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$150,265

Other Tax Attributes:
Capital loss carryforwards	$(27,084,081)
Post-October capital loss deferral	$(4,869,621)
Late-year ordinary loss deferral	$(1,074,510)

As of February 29, 2012, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Due to recent tax law changes, net capital losses recognized in taxable years beginning after February 28, 2011 shall be carried forward indefinitely and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses realized in years beginning prior to February 28, 2011. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Utilization of the capital loss carryforwards, post-October capital losses, and losses realized subsequent to February 29, 2012, if any,

28

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

could be subject to further limitations imposed by the Code related to share ownership activity. The Fund’s capital loss carryforwards expire as follows:

	Short-Term	Long-Term	Total
February 28, 2018	$(25,427,387)	Not Applicable	$(25,427,387)
February 28, 2019	(1,656,694)	Not Applicable	(1,656,694)
No Expiration Date	—	$—	—

Total	$(27,084,081)	$—	$(27,084,081)

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$521,464,359	$73,757,355	$(37,221,261)	$36,536,094

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2009 through February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if

29

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class’s operations.

Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s custodian and fund accounting agent. State Street Bank and Trust Company (“State Street”) serves as the Fund’s transfer agent. BBH’s and State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

For the year ended February 29, 2012, the premium on cash purchases and the fee on cash redemptions of Fund shares were each 0.50% of the amount invested or redeemed. Purchase premiums and redemption fees are paid to and retained by the Fund (and are allocated pro rata among the classes) to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds) as a result of the purchase or redemption, by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Fund’s net share transactions. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time.

Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).

If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion.

The Manager may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

The Manager will waive or reduce the purchase premium when securities are used to purchase the Fund’s shares except to the extent that the Fund incurs transaction costs (e.g., stamp duties or transfer fees) in

30

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

connection with the transfer of those securities. The Fund may waive or reduce redemption fees when it uses portfolio securities to redeem its shares. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may nonetheless charge a redemption fee equal to known or estimated costs.

Purchase premiums or redemption fees generally will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of value of those investments. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect

31

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Shares of small- and mid-cap companies often have lower trading volumes and a limited number or no market makers. Thus, a large position may limit or prevent the Fund from selling those shares or unwinding derivative positions on them at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

32

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

33

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

34

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency

35

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

contracts are not collateralized. During the year ended February 29, 2012, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes. Forward currency contracts outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the year.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the year.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a

36

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the year.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses in the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

37

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees) and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

38

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the year.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the year ended February 29, 2012, the Fund held rights and/or warrants received as a result of corporate actions. Rights and/or warrants held by the Fund at the end of the year are listed in the Fund’s Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total

Assets:
Investments, at value (rights and/or warrants)	$—	$—	$—	$63,167	$—	$63,167

Total	$—	$—	$—	$63,167	$—	$63,167

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(43,478)	$—	$—	$—	$(43,478)

Total	$—	$(43,478)	$—	$—	$—	$(43,478)

39

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total

Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$—	$—	$(483,875)	$—	$(483,875)

Total	$—	$—	$—	$(483,875)	$—	$(483,875)

Change in Unrealized Appreciation (Depreciation) on:
Investments (rights and/or warrants)	$—	$—	$—	$(194,051)	$—	$(194,051)
Forward currency contracts	—	(43,478)	—	—	—	(43,478)

Total	$—	$(43,478)	$—	$(194,051)	$—	$(237,529)

^	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts and rights and/or warrants), outstanding at each month-end, was as follows for the year ended February 29, 2012.

	Forward currency contracts	Rights and/or warrants
Average amount outstanding	$2,484,598	$163,141

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.70% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.10% for Class IV shares.

40

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including shareholder service fees and certain other expenses) exceeds 0.70% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover specified costs that the Fund may incur as a result of investing in U.S. Treasury Fund. These agreements will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $8,780 and $4,010, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2012 aggregated $248,380,588 and $264,343,925, respectively.

Cost of purchases for in-kind transactions for the year ended February 29, 2012 was $89,229,982.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, 71.97% of the outstanding shares of the Fund were held by four shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, 0.04% of the shares of the Fund were held by senior management of the Manager and GMO Trust officers, and none of the Fund’s shares were held by accounts for which the Manager had investment discretion.

41

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class III:	Shares	Amount	Shares	Amount
Shares sold	18,035,021	$239,772,059	4,611,478	$59,311,867
Shares issued to shareholders in reinvestment of distributions	531,626	6,427,395	240,580	3,187,692
Shares repurchased	(9,197,189)	(130,261,197)	(4,089,097)	(47,781,621)
Purchase premiums	—	74,989	—	126,785
Redemption fees	—	29,025	—	235,464

Net increase (decrease)	9,369,458	$116,042,271	762,961	$15,080,187

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class IV:	Shares	Amount	Shares	Amount
Shares sold	8,775,819	$124,516,687	4,856,910	$55,916,512
Shares issued to shareholders in reinvestment of distributions	183,172	2,108,913	72,672	962,175
Shares repurchased	(13,786,156)	(171,197,979)	(2,422,931)	(34,090,736)
Purchase premiums	—	304	—	277,526
Redemption fees	—	177,349	—	46

Net increase (decrease)	(4,827,165)	$(44,394,726)	2,506,651	$23,065,523

42

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO Foreign Small Companies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Foreign Small Companies Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

43

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

44

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premium and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *

Class III
1) Actual	0.86%	$1,000.00	$1,014.70	$4.31
2) Hypothetical	0.86%	$1,000.00	$1,020.59	$4.32

Class IV
1) Actual	0.81%	$1,000.00	$1,015.40	$4.06
2) Hypothetical	0.81%	$1,000.00	$1,020.84	$4.07

*	Expenses are calculated using each Class’s annualized net expense ratio for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

45

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

During the year ended February 29, 2012, the Fund paid foreign taxes of $1,068,809 and recognized foreign source income of $13,231,408.

For taxable, non-corporate shareholders, 94.53% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 represents qualified dividend income subject to the 15% rate category.

46

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 –2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

47

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

48

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration (December 2006-present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 –present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 –present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 –present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

49

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 –present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 –present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President-Law and Clerk	Chief Legal Officer since October 2010; Vice President-Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 – present), Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

50

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

51

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Global Asset Allocation Fund returned +4.5% for the fiscal year ended February 29, 2012, as compared with +2.3% for the Fund’s benchmark, the GMO Global Balanced Index (65% MSCI ACWI [All Country World Index] Index and 35% Barclays Capital U.S. Aggregate Index).

Underlying fund implementation was positive, adding 3.8% to relative performance. GMO Quality Fund was the largest contributor to relative performance. GMO Strategic Fixed Income Fund also contributed to the Fund’s positive relative performance.

Asset allocation detracted from relative performance. The Fund’s overweight to emerging equities and to international equities during a significant equity market decline were the primary detractors. In addition, the shorter duration of the underlying funds’ fixed income portfolios subtracted from relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO Global Asset Allocation Fund (Formerly the GMO Global Balanced Asset Allocation Fund) Class III Shares and the

GMO Global Balanced Index

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .10% on the purchase and .10% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*	The GMO Global Balanced Asset Allocation Index is comprised of MSCI ACWI prior to June 30, 2002 and GMO Global Balanced Index thereafter.
**	The GMO Global Balanced Index is a composite benchmark computed by GMO and comprised of 48.75% S&P 500 Index, 16.25% MSCI ACWI ex-U.S. Index and 35% Barclays Capital U.S. Aggregate Index prior to March 31, 2007 and 65% MSCI ACWI Index and 35% Barclays Capital U.S. Aggregate Index thereafter.

MSCI	data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	72.4%
Debt Obligations	13.7
Short-Term Investments	11.9
Preferred Stocks	1.4
Forward Currency Contracts	0.2
Options Purchased	0.2
Investment Funds	0.1
Futures Contracts	0.1
Loan Participations	0.1
Swap Agreements	0.0	^
Loan Assignments	0.0	^
Rights/Warrants	0.0	^
Written Options	(0.0	)^
Reverse Repurchase Agreements	(0.3)
Other	0.2

	100.0%

Country/Region Summary**	% of Investments
United States	40.3%
Japan	13.8
Emerging***	12.2
United Kingdom	9.4
Australia	6.4
France	4.4
Germany	2.9
Italy	2.1
Spain	1.7
Switzerland	1.6
Netherlands	1.1
New Zealand	0.8
Singapore	0.6
Canada	0.6
Hong Kong	0.5
Belgium	0.4
Sweden	0.2
Denmark	0.2
Austria	0.2

1

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Investments Concentration Summary — (Continued)

February 29, 2012 (Unaudited)

Country/Region Summary**	% of Investments
Ireland	0.2%
Finland	0.1
Greece	0.1
Norway	0.1
Portugal	0.1
Israel	0.0 ^

100.0%

^	Rounds to 0.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”) except for GMO Alpha Only Fund.

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds except for GMO Alpha Only Fund and GMO Special Situations Fund. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts.

***	The “Emerging” exposure is comprised of: Argentina, Brazil, Chile, China, Colombia, Congo, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and Venezuela.

2

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Shares / Par Value ($)	Description	Value ($)

	MUTUAL FUNDS — 99.1%

	Affiliated Issuers — 99.1%
22,596,661	GMO Alpha Only Fund, Class IV	545,483,395
1,520,612	GMO Asset Allocation Bond Fund, Class VI	37,422,271
13,884,892	GMO Currency Hedged International Equity Fund, Class III	305,884,173
2,637,485	GMO Domestic Bond Fund, Class VI	68,231,741
1,885,082	GMO Emerging Country Debt Fund, Class IV	18,059,084
26,289,328	GMO Emerging Markets Fund, Class VI	316,523,512
7,828,677	GMO Flexible Equities Fund, Class VI	147,961,994
13,166,423	GMO International Core Equity Fund, Class VI	361,549,979
2,555,785	GMO International Growth Equity Fund, Class IV	58,092,988
8,607,054	GMO International Intrinsic Value Fund, Class IV	175,325,690
42,109,103	GMO Quality Fund, Class VI	985,774,092
357,071	GMO Short-Duration Investment Fund, Class III	2,970,832
5,545,489	GMO Special Situations Fund, Class VI	147,454,549
23,523,712	GMO Strategic Fixed Income Fund, Class VI	385,788,871
1,016,189	GMO World Opportunity Overlay Fund	24,388,538

	TOTAL MUTUAL FUNDS (COST $3,297,930,018)	3,580,911,709

	DEBT OBLIGATIONS — 0.9%

	Asset-Backed Securities — 0.9%
	Airlines — 0.0%
491,736	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.73%, due 05/15/24	234,804

	Auto Financing — 0.0%
84,594	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.60%, due 07/15/14	84,779
422,001	Carmax Auto Owner Trust, Series 08-2, Class A4B, 1 mo. LIBOR + 1.65%, 1.90%, due 08/15/13	424,026
113,773	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	113,966

See accompanying notes to the financial statements.	3

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	Auto Financing — continued
97,520	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.11%, due 11/10/14	97,598
269,379	Ford Credit Auto Owner Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 2.00%, 2.25%, due 03/15/13	270,087
196,721	Wachovia Auto Owner Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.15%, 1.40%, due 03/20/14	197,225

	Total Auto Financing	1,187,681

	Business Loans — 0.1%
70,240	ACAS Business Loan Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .14%, 0.64%, due 08/16/19	69,186
71,731	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .36%, 0.60%, due 04/25/34	56,309
52,937	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.61%, due 01/25/35	41,291
254,653	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.63%, due 01/25/36	166,798
237,108	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, 1 mo. LIBOR + .24%, 0.48%, due 07/25/37	148,192
931,544	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.54%, due 12/25/37	689,343
70,791	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.54%, due 05/15/32	62,650
115,758	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.49%, due 11/15/33	94,921
359,361	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.09%, due 10/25/37	292,052
190,381	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.49%, due 02/25/30	162,709
152,592	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.49%, due 09/25/30	115,747

	Total Business Loans	1,899,198

4	See accompanying notes to the financial statements.

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	CMBS — 0.1%
331,191	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, 1 mo. LIBOR + .12%, 0.37%, due 07/15/44	328,707
1,100,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.38%, due 12/15/20	1,012,000
218,253	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	218,253
379,999	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, 5.33%, due 03/10/44	379,999
441,738	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	447,191
189,354	GS Mortgage Securities Corp., Series 07-EOP, Class A1, 144A, 1 mo. LIBOR + .35%, 1.10%, due 03/06/20	187,934
300,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .51%, 1.26%, due 03/06/20	296,070
74,559	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 5.86%, due 04/15/45	74,611
591,759	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.62%, due 05/12/39	591,759
180,216	Morgan Stanley Capital I, Series 06-IQ11, Class A3, 5.70%, due 10/15/42	184,245
498,403	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.34%, due 09/15/21	473,482

	Total CMBS	4,194,251

	CMBS Collateralized Debt Obligations — 0.0%
499,812	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.29%, due 11/23/52	4,998
269,742	G-Force LLC, Series 05-RR2, Class A2, 144A, 5.16%, due 12/25/39	256,255
6,251	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .32%, 0.56%, due 08/26/30	6,236
752,008	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.57%, due 05/25/46	601,606

	Total CMBS Collateralized Debt Obligations	869,095

	Corporate Collateralized Debt Obligations — 0.0%
1,000,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.85%, due 06/20/13	974,000

See accompanying notes to the financial statements.	5

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	Credit Cards — 0.1%
1,300,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.50%, due 09/15/17	1,302,938
400,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.38%, due 02/15/17	397,668

	Total Credit Cards	1,700,606

	Insured Auto Financing — 0.1%
189,895	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.06%, due 06/06/14	189,832
336,749	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.76%, due 03/08/16	335,672
1,055,311	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.45%, due 07/14/14	1,059,637

	Total Insured Auto Financing	1,585,141

	Insured Business Loans — 0.0%
218,809	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.68%, due 10/25/30	158,637

	Insured Other — 0.1%
1,500,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	1,502,835
576,033	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.45%, due 09/15/41	508,304
571,835	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.45%, due 12/15/41	506,922
283,770	TIB Card Receivables Fund, Series 2005-B,144A, FGIC, 3 mo. LIBOR + .25%, 0.83%, due 01/05/14	232,692
100,000	Toll Road Investment Part II, Series 1999B, 144A, MBIA, Zero Coupon, due 02/15/30	13,970
900,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	58,500

	Total Insured Other	2,823,223

6	See accompanying notes to the financial statements.

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	Insured Residential Asset-Backed Securities (United States) ¿ — 0.0%
68,191	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.66%, due 07/25/34	55,916
81,155	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, 1 mo. LIBOR + .38%, 0.62%, due 12/25/33	68,577
22,850	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.57%, due 03/25/34	17,823
329,078	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.46%, due 11/25/35	250,099

	Total Insured Residential Asset-Backed Securities (United States)	392,415

	Insured Residential Mortgage-Backed Securities (United States) — 0.0%
12,725	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.58%, due 10/25/34	8,259
33,909	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.57%, due 01/25/35	21,532
259,545	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.40%, due 06/15/37	164,318
169,290	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, 1 mo. LIBOR + .23%, 0.47%, due 10/25/34	126,189
7,653	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, 1 mo. LIBOR + .23%, 0.70%, due 07/25/29	5,241
11,146	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.81%, due 08/15/30	6,900
17,276	Lehman ABS Corp., Series 04-2, Class A, AMBAC, 1 mo. LIBOR + .22%, 0.68%, due 06/25/34	12,093
4,536	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.53%, due 12/25/32	1,815
113,602	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.43%, due 11/25/35	103,776

	Total Insured Residential Mortgage-Backed Securities (United States)	450,123

	Insured Time Share — 0.0%
58,746	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.40%, due 05/20/18	58,442

See accompanying notes to the financial statements.	7

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	Insured Time Share — continued
79,325	Sierra Receivables Funding Co., Series 07-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .15%, 0.40%, due 03/20/19	76,623
232,490	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.25%, due 09/20/19	226,716

	Total Insured Time Share	361,781

	Insured Transportation — 0.0%
86,667	GE Seaco Finance SRL, Series 04-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .30%, 0.55%, due 04/17/19	84,283

	Residential Asset-Backed Securities (United States) ¿— 0.2%
37,311	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, 1 mo. LIBOR + .39%, 0.63%, due 01/25/35	29,522
82,094	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.38%, due 02/25/36	23,807
182,833	ACE Securities Corp., Series 06-ASP2, Class A2C, 1 mo. LIBOR + .18%, 0.42%, due 03/25/36	146,267
53,376	ACE Securities Corp., Series 06-ASP4, Class A2B, 1 mo. LIBOR + .10%, 0.34%, due 08/25/36	50,173
693,297	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.42%, due 10/25/36	207,989
176,736	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.40%, due 05/25/36	93,891
56,143	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.33%, due 06/25/36	51,932
378,703	ACE Securities Corp., Series 06-OP1, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 04/25/36	229,115
111,994	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.56%, due 09/25/35	35,838
254,491	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.34%, due 06/25/36	37,537
325,695	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.41%, due 06/25/36	44,783
137,865	ACE Securities Corp., Series 07-HE1, Class A2A, 1 mo. LIBOR + .09%, 0.33%, due 01/25/37	37,913

8	See accompanying notes to the financial statements.

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	Residential Asset-Backed Securities (United States) — continued
115,119	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.31%, due 11/25/36	34,536
365,662	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.44%, due 05/25/37	19,197
109,709	Argent Securities, Inc., Series 04-W8, Class A5, 1 mo. LIBOR + .52%, 1.28%, due 05/25/34	95,670
1,345,733	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 07/25/36	360,404
252,283	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.35%, due 09/25/36	80,352
336,862	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.43%, due 03/25/36	112,849
255,377	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 06/25/36	69,909
276,475	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.39%, due 10/25/36	173,488
532,015	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.46%, due 05/25/37	436,252
222,200	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.24%, due 05/28/39	77,437
222,200	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.54%, due 05/28/39	67,438
293,964	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.24%, due 02/28/40	176,378
118,711	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.35%, due 11/25/36	74,527
300,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.44%, due 11/25/36	32,850
64,051	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.56%, due 02/25/37	10,178
24,505	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A1, 1 mo. LIBOR + .12%, 0.36%, due 02/25/37	24,049
1,300,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.44%, due 02/25/37	759,330
322,826	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.40%, due 06/25/36	259,875

See accompanying notes to the financial statements.	9

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	Residential Asset-Backed Securities (United States) — continued
5,374	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.78%, due 04/25/33	4,837
2,038	Citigroup Mortgage Loan Trust, Inc., Series 04-OPT1, Class A1B, 1 mo. LIBOR + .41%, 0.65%, due 10/25/34	1,941
400,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.40%, due 12/25/36	140,000
971,133	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.38%, due 02/25/37	745,344
17,873	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.54%, due 04/25/34	12,564
375,620	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.40%, due 04/25/36	227,133
126,167	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.44%, due 05/25/36	43,015
48,546	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.34%, due 08/25/36	16,043
566,398	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.40%, due 08/25/36	147,263
102,727	Household Home Equity Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .31%, 0.56%, due 01/20/35	87,800
93,894	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.54%, due 01/20/35	82,216
272,881	Household Home Equity Loan Trust, Series 06-1, Class A1, 1 mo. LIBOR + .16%, 0.41%, due 01/20/36	238,344
894,907	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.36%, due 12/25/36	272,947
54,477	Master Asset-Backed Securities Trust, Series 06-AM3, Class A2, 1 mo. LIBOR + .13%, 0.37%, due 10/25/36	52,843
525,989	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.39%, due 03/25/36	231,435
394,206	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 06/25/36	141,914
709,246	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 08/25/36	216,320
486,750	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.40%, due 10/25/36	170,362

10	See accompanying notes to the financial statements.

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	Residential Asset-Backed Securities (United States) — continued
192,298	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.56%, due 03/25/36	23,076
139,826	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.36%, due 02/25/37	55,581
72,303	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, 1 mo. LIBOR + .40%, 0.64%, due 08/25/34	59,921
1,000,000	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.47%, due 02/25/37	267,500
122,140	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.34%, due 04/25/37	108,705
287,367	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 11/25/36	80,463
187,400	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.50%, due 12/25/35	101,571
9,319	Saxon Asset Securities Trust, Series 04-1, Class A, 1 mo. LIBOR + .27%, 0.78%, due 03/25/35	6,038
2,411	Securitized Asset Backed Receivables LLC, Series 06-NC1, Class A2, 1 mo. LIBOR + .16%, 0.40%, due 03/25/36	2,399
145	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, 1 mo. LIBOR + .29%, 0.53%, due 10/25/36	144
30,271	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, 1 mo. LIBOR + .26%, 0.50%, due 10/25/35	29,409
21,857	Soundview Home Equity Loan Trust, Series 07-NS1, Class A1, 1 mo. LIBOR + .12%, 0.36%, due 01/25/37	20,020
500,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 06/25/37	232,500
145,933	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.44%, due 01/25/36	116,746
80,463	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.82%, due 11/25/35	67,388
480,495	Yale Mortgage Loan Trust, Series 07-1, Class A, 144A, 1 mo. LIBOR + .40%, 0.64%, due 06/25/37	120,124

	Total Residential Asset-Backed Securities (United States)	7,977,392

See accompanying notes to the financial statements.	11

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	Residential Mortgage-Backed Securities (Australian) — 0.1%
163,031	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.62%, due 07/20/38	158,354
254,414	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.62%, due 04/19/38	244,055
54,285	Interstar Millennium Trust, Series 03-3G, Class A2, 3 mo. LIBOR + .25%, 1.07%, due 09/27/35	50,136
422,601	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.94%, due 03/14/36	383,501
36,957	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.94%, due 12/08/36	33,631
51,803	Interstar Millennium Trust, Series 06-2GA, Class A2, 144A, 3 mo. LIBOR + .08%, 0.79%, due 05/27/38	46,415
30,368	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.59%, due 05/10/36	29,263
196,408	Medallion Trust, Series 06-1G, Class A1, 3 mo. LIBOR + .05%, 0.59%, due 06/14/37	191,008
194,653	National RMBS Trust, Series 06-3, Class A1, 144A, 3 mo. LIBOR + .07%, 0.63%, due 10/20/37	189,604
234,350	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.56%, due 02/21/38	215,485
249,129	Superannuation Members Home Loans Global Fund, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.60%, due 06/12/40	237,066
28,390	Superannuation Members Home Loans Global Fund, Series 7, Class A1, 3 mo. LIBOR + .14%, 0.82%, due 03/09/36	27,559
26,491	Superannuation Members Home Loans Global Fund, Series 8, Class A1, 3 mo. LIBOR + .07%, 0.72%, due 01/12/37	26,074
186,555	Westpac Securitization Trust, Series 07-1G, Class A2A, 3 mo. LIBOR + .05%, 0.54%, due 05/21/38	181,630

	Total Residential Mortgage-Backed Securities (Australian)	2,013,781

	Residential Mortgage-Backed Securities (European) — 0.1%
331,381	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.67%, due 09/20/66	279,355
736,626	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.68%, due 01/13/39	665,247

12	See accompanying notes to the financial statements.

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	Residential Mortgage-Backed Securities (European) — continued
107,708	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .08%, 0.33%, due 12/20/54	103,130
54,793	Granite Mortgages Plc, Series 04-3, Class 2A1, 3 mo. LIBOR + .28%, 0.84%, due 09/20/44	52,931
261,329	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.60%, due 12/10/43	232,583
80,928	Leek Finance Plc, Series 17A, Class A2B, 144A, 3 mo. LIBOR + .28%, 0.85%, due 12/21/37	77,691
192,880	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .42%, 0.92%, due 05/15/34	155,828
304,067	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .22%, 0.72%, due 11/15/38	238,434
213,760	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 0.65%, due 09/15/39	162,051
1,000,000	Permanent Master Issuer Plc, Series 06-1, Class 5A, 3 mo. LIBOR + .11%, 0.68%, due 07/15/33	991,700

	Total Residential Mortgage-Backed Securities (European)	2,958,950

	Residential Mortgage-Backed Securities (United States) — 0.0%
20,369	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.54%, due 08/25/35	12,934
68,930	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, 1 mo. LIBOR + .25%, 0.49%, due 02/26/34	58,246

	Total Residential Mortgage-Backed Securities (United States)	71,180

	Student Loans — 0.0%
700,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.81%, due 01/25/24	682,500
5,330	Goal Capital Funding Trust, Series 07-1, Class A1, 3 mo. LIBOR + .02%, 0.59%, due 06/25/21	5,326
400,000	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 0.65%, due 12/23/19	395,776
74,783	SLM Student Loan Trust, Series 07-A, Class A1, 3 mo. LIBOR + .03%, 0.58%, due 09/15/22	74,432

	Total Student Loans	1,158,034

See accompanying notes to the financial statements.	13

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($) / Shares	Description	Value ($)

	Time Share — 0.0%
85,638	Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, 1 mo. LIBOR + 4.00%, 4.25%, due 02/20/20	87,900

	Total Asset-Backed Securities	31,182,475

	Corporate Debt — 0.0%
598,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	614,041

	U.S. Government Agency — 0.0%
37,439	Agency for International Development Floater (Support of Peru), Series B, 6 mo. U.S. Treasury Bill +.35%, 0.50%, due 05/01/14 (a)	36,895

	TOTAL DEBT OBLIGATIONS (COST $31,572,621)	31,833,411

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
71,164	State Street Institutional U.S. Government Money Market Fund-Institutional Class, 0.00% (b)	71,164

	TOTAL SHORT-TERM INVESTMENTS (COST $71,164)	71,164

	TOTAL INVESTMENTS — 100.0% (Cost $3,329,573,803)	3,612,816,284
	Other Assets and Liabilities (net) — (0.0%)	(76,382)

	TOTAL NET ASSETS — 100.0%	$3,612,739,902

14	See accompanying notes to the financial statements.

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CDO - Collateralized Debt Obligation

CMBS - Commercial Mortgage Backed Security

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

MTN - Medium Term Note

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

¿	These securities are primarily backed by subprime mortgages.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)	The rate disclosed is the 7 day net yield as of February 29, 2012. Note: Yield rounds to 0.00%.

See accompanying notes to the financial statements.	15

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments in affiliated issuers, at value (cost $3,297,930,018) (Notes 2 and 10)	$3,580,911,709
Investments in unaffiliated issuers, at value (cost $31,643,785) (Note 2)	31,904,575
Receivable for investments sold	2,719,796
Interest receivable	32,676
Receivable for expenses reimbursed by Manager (Note 5)	16,820
Miscellaneous receivable	2,722

Total assets	3,615,588,298

Liabilities:
Payable for Fund shares repurchased	2,722,351
Payable to affiliate for (Note 5):
Trustees and Trust Officers or agents unaffiliated with the Manager	9,299
Accrued expenses	116,746

Total liabilities	2,848,396

Net assets	$3,612,739,902

Net assets consist of:
Paid-in capital	$3,854,082,321
Distribution in excess of net investment income	(654,561)
Accumulated net realized loss	(523,930,339)
Net unrealized appreciation	283,242,481

$3,612,739,902

Net assets attributable to:
Class III shares	$3,612,739,902

Shares outstanding:
Class III	347,409,949

Net asset value per share:
Class III	$10.40

16	See accompanying notes to the financial statements.

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Dividends from affiliated issuers (Note 10)	$77,084,903
Interest	3,745,242
Dividends from unaffiliated issuers	9

Total investment income	80,830,154

Expenses:
Legal fees	92,204
Audit and tax fees	80,008
Custodian, fund accounting agent and transfer agent fees	68,754
Trustees fees and related expenses (Note 5)	60,078
Registration fees	8,663
Miscellaneous	54,961

Total expenses	364,668
Fees and expenses reimbursed by Manager (Note 5)	(279,842)
Expense reductions (Note 2)	(2,986)

Net expenses	81,840

Net investment income (loss)	80,748,314

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,359,347
Investments in affiliated issuers	101,020,493
Realized gains distributions from affiliated issuers (Note 10)	54,140,756
Foreign currency, forward contracts and foreign currency related transactions	(4,584)

Net realized gain (loss)	156,516,012

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(4,987,654)
Investments in affiliated issuers	(79,315,867)

Net unrealized gain (loss)	(84,303,521)

Net realized and unrealized gain (loss)	72,212,491

Net increase (decrease) in net assets resulting from operations	$152,960,805

See accompanying notes to the financial statements.	17

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$80,748,314	$56,614,588
Net realized gain (loss)	156,516,012	(123,864,237)
Change in net unrealized appreciation (depreciation)	(84,303,521)	434,768,786

Net increase (decrease) in net assets from operations	152,960,805	367,519,137

Distributions to shareholders from:
Net investment income
Class III	(89,010,372)	(63,193,309)

Net share transactions (Note 9):
Class III	90,098,897	48,282,089

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	987,337	802,582

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	91,086,234	49,084,671

Total increase (decrease) in net assets	155,036,667	353,410,499

Net assets:
Beginning of period	3,457,703,235	3,104,292,736

End of period (including distribution in excess of net investment income of $654,561 and accumulated undistributed net investment income of $680,007)	$3,612,739,902	$3,457,703,235

18	See accompanying notes to the financial statements.

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.22	$9.30	$7.28	$11.37	$12.01

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.24	0.17	0.27	0.87	0.48
Net realized and unrealized gain (loss)	0.21	0.94	2.10	(3.43)	0.05

Total from investment operations	0.45	1.11	2.37	(2.56)	0.53

Less distributions to shareholders:
From net investment income	(0.27)	(0.19)	(0.35)	(1.04)	(0.53)
From net realized gains	—	—	—	(0.49)	(0.64)

Total distributions	(0.27)	(0.19)	(0.35)	(1.53)	(1.17)

Net asset value, end of period	$10.40	$10.22	$9.30	$7.28	$11.37

Total Return(b)	4.51%	11.98%	32.60%	(24.30)%	4.10%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,612,740	$3,457,703	$3,104,293	$2,432,987	$3,364,855
Net expenses to average daily net assets(c)(d)(e)	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income (loss) to average daily net assets(a)	2.37%	1.73%	3.00%	8.81%	3.89%
Portfolio turnover rate	40%	32%	29%	44%	76%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%	0.01%	0.01%	0.01%	0.01%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):(f)†	$0.00	$0.00	$0.00	$0.00	$0.00

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Net expenses to average daily net assets were less than 0.01%.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	19

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO Global Asset Allocation Fund (formerly GMO Global Balanced Asset Allocation Fund) (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks total return greater than that of its benchmark, the GMO Global Balanced Index. The GMO Global Balanced Index is an internally maintained composite benchmark computed by the Manager, comprised of (i) the MSCI All Country World Index (“ACWI”) Index and (ii) the Barclays Capital U.S. Aggregate Index in the following proportions: 65% MSCI ACWI Index and 35% Barclays Capital U.S. Aggregate Index.

The Fund is a fund of funds and invests primarily in shares of other GMO Funds, which may include the GMO International Equity Funds, the GMO U.S. Equity Funds, the GMO Fixed Income Funds, GMO Alpha Only Fund, GMO Alternative Asset Opportunity Fund, GMO Debt Opportunities Fund, GMO High Quality Short-Duration Bond Fund, GMO Special Situations Fund and GMO World Opportunity Overlay Fund (GMO Funds in which the Funds invests are collectively referred to as “underlying funds”). In addition, the Fund may hold securities (particularly asset-backed securities) directly or through one or more subsidiaries or other entities. The Fund may be exposed to foreign and U.S. equity investments (which may include emerging country equities, both growth and value style equities and equities of any market capitalization), U.S. and foreign fixed income securities (including asset-backed securities and other fixed income securities of any credit quality and having any maturity or duration), the investment returns of commodities and, from time to time, other alternative asset classes.

The Manager uses multi-year forecasts of relative value and risk among asset classes (e.g., foreign equity, U.S. equity, emerging country equity, emerging country debt, U.S. fixed income, foreign fixed income and commodities) to select the underlying funds in which the Fund invests and to decide how much to invest in each. The Manager changes the Fund’s holdings of underlying funds in response to changes in its investment outlook and market valuations and may use redemption/purchase activity to rebalance the Fund’s investments. Under normal circumstances, the Manager intends to invest not more than 85% of the Fund’s assets in the U.S. Equity and International Equity Funds.

For cash management purposes, the Fund may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund normally does not take temporary defensive positions.

The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request, by calling

20

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

(617) 346-7646 (collect) or at gmo.com. As of February 29, 2012, shares of GMO Alternative Asset Opportunity Fund, GMO Special Situations Fund, and GMO World Opportunity Overlay Fund were not publicly available for direct purchase.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 29, 2012, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.6% of net assets. The Fund and the underlying funds classify such securities (levels defined below) as Level 3.

The foregoing pricing methodologies are modified for the fair value of equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund, either directly or through investments in the underlying funds, that were valued

21

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

using fair value prices obtained from an independent pricing service as of February 29, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below and as described in the disclosures of the underlying funds.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	43.8%
Futures Contracts	0.1%
Swap Agreements	0.3%

Typically, the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of February 29, 2012, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 0.7% of the net assets of the Fund. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards

22

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

(“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs such as most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: The Fund valued certain debt securities using quoted prices. The Fund valued certain other debt securities by using an estimated specified spread above the LIBOR Rate.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Mutual Funds	$3,580,911,709	$—	$—	$3,580,911,709
Debt Obligations
Asset-Backed Securities	—	3,745,930	27,436,545	31,182,475
Corporate Debt	—	614,041	—	614,041
U.S. Government Agency	—	—	36,895	36,895

TOTAL DEBT OBLIGATIONS	—	4,359,971	27,473,440	31,833,411

Short-Term Investments	71,164	—	—	71,164

Total Investments	3,580,982,873	4,359,971	27,473,440	3,612,816,284

Total	$3,580,982,873	$4,359,971	$27,473,440	$3,612,816,284

23

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and derivative financial instruments using Level 3 inputs were 5.4% and (0.1)% of total net assets, respectively.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2011	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3*	Transfers out of Level 3*	Balances as of February 29, 2012	Net Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held as of February 29, 2012
Debt Obligations
Asset-Backed Securities	$44,061,730	$11,932	$(16,050,404)	$2,573,857	$620,191	$(3,780,761)	$—	$—	$27,436,545	$(3,045,203)
U.S. Government Agency	971,897	—	(948,005)	4,207	26,876	(18,080)	—	—	36,895	(436)

Total Debt Obligations	$45,033,627	$11,932	$(16,998,409)	$2,578,064	$647,067	$(3,798,841)	$—	$—	$27,473,440	$(3,045,639)

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the year and transferred out of Level 3 at the value at the end of the year.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

24

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to differing treatment of accretion and amortization, differing treatment of mutual fund distributions received, partnership interest tax allocations, losses on wash sale transactions, and capital loss carryforwards.

The tax character of distributions declared to shareholders is as follows:

	February 29, 2012	February 28, 2011
Ordinary income (including any net short-term capital gain)	$89,010,372	$63,193,309

Total distributions	$89,010,372	$63,193,309

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

25

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

As of February 29, 2012, certain tax attributes consisted of the following:

Certain Tax Attributes:
Capital loss carryforwards	$(247,730,971)
Post-October capital loss deferral	$(727,626)
Late-year ordinary loss deferral	$(659,676)

As of February 29, 2012, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Due to recent tax law changes, net capital losses recognized in taxable years beginning after February 28, 2011 shall be carried forward indefinitely and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses realized in years beginning prior to February 28, 2011. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Utilization of the capital loss carryforwards, post-October capital losses, and losses realized subsequent to February 29, 2012, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Fund’s capital loss carryforwards expire as follows:

	Short-Term	Long-Term	Total
February 28, 2018	$(202,465,277)	Not Applicable	$(202,465,277)
February 28, 2019	(45,265,694)	Not Applicable	(45,265,694)
No Expiration Date	—	$—	—

Total	$(247,730,971)	$—	$(247,730,971)

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$3,605,040,431	$54,693,266	$(46,917,413)	$7,775,853

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and

26

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2009 through February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

Prior to June 30, 2011, the premium on cash purchases and the fee on cash redemptions of Fund Shares were each 0.09% of the amount invested or redeemed. Effective June 30, 2011, the premium on cash purchases and the fee on cash redemptions were each 0.10% of the amount invested or redeemed. Purchase premiums and redemption fees are paid to and retained by the Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds) as a result of the purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Fund’s net share transactions. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time.

27

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).

The Manager may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

The Manager will waive or reduce the purchase premium when securities are used to purchase the Fund’s shares except to the extent that the Fund incurs transaction costs (e.g., stamp duties or transfer fees) in connection with the transfer of those securities. The Fund may waive or reduce redemption fees when it uses portfolio securities to redeem its shares. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may nonetheless charge a redemption fee equal to known or estimated costs.

Purchase premiums or redemption fees generally will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the 1940 Act and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified. Selected risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If an underlying fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. An underlying fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to

28

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

changes in future earnings expectations than those other securities. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated

29

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Commodities Risk — To the extent an underlying fund has exposure to global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies, or that the U.S. dollar will decline in value relative to the foreign currency being hedged.

• Leveraging Risk — The use of reverse repurchase agreements and other derivatives and securities lending may cause the Fund’s portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. Below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

30

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Counterparty Risk — The Fund runs the risk that the counterparty to an over-the-counter (“OTC”) derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Real Estate Risk — To the extent an underlying fund concentrates its assets in real estate-related investments, the value of its portfolio is subject to factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.

• Short Sales Risk — The Fund runs the risk that an underlying fund’s loss on a short sale of securities that the underlying fund does not own is unlimited.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Natural Resources Risk — The Fund may invest in GMO Resources Fund (“Resources Fund”), another fund of GMO Trust. Resources Fund concentrates its investments in the natural resources sector, and so is subject to greater risks than a fund that invests in a wider variety of industries. Resources Fund is particularly exposed to adverse developments affecting issuers in the natural resources sector. In addition, the securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand factors. As a result, companies in the natural resources sector often have limited pricing power over supplies or for the products they sell which can affect their profitability. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, the natural resources sector can be especially affected by events relating to international political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, the natural resource sector can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Resources Fund’s concentration in the securities of companies with substantial natural resource assets will expose it to the price movements of natural resources to a greater extent than a more broadly diversified mutual fund. Because Resources Fund invests primarily in this economic sector, there is the risk that the Fund will perform poorly during an economic downturn or a slump in demand for natural resources.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

31

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some

32

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.

4.	Derivative financial instruments

At February 29, 2012, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.

5.	Fees and other transactions with affiliates

The Manager decides how to allocate the assets of the Fund among underlying funds. The Manager does not charge the Fund a management fee or shareholder service fee, but it receives management and shareholder service fees from the underlying funds in which the Fund invests. Because those fees vary from fund to fund, the levels of indirect net expenses set forth below are affected by the Manager’s asset allocation decisions.

The Manager has contractually agreed to reimburse the Fund in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including certain other expenses) exceeds 0.00% of the Fund’s average daily net assets. This agreement will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $60,078 and $24,748, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in the Statement of Operations.

33

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2012, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.424%	0.066%	0.002%	0.492%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2012 were as follows:

	Purchases	Sales
U.S. Government securities	$—	$502,226
Investments (non-U.S. Government securities)	1,533,027,090	1,358,587,453

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, no shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, 0.18% of the shares of the Fund were held by senior management of the Manager and GMO Trust officers and none of the Fund’s shares were held by accounts for which the Manager had investment discretion.

34

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class III:	Shares	Amount	Shares	Amount
Shares sold	61,792,587	$628,237,736	64,149,232	$626,351,461
Shares issued to shareholders in reinvestment of distributions	7,787,524	77,063,444	5,410,463	53,853,799
Shares repurchased	(60,583,148)	(615,202,283)	(64,763,129)	(631,923,171)
Purchase premiums	—	557,982	—	519,281
Redemption fees	—	429,355	—	283,301

Net increase (decrease)	8,996,963	$91,086,234	4,796,566	$49,084,671

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Return of Capital	Value, end of period
GMO Alpha Only Fund, Class IV	$444,489,793	$299,633,837	$215,190,006	$7,443,708	$—	$—	$545,483,395
GMO Asset Allocation Bond Fund, Class VI	108,350,120	87,968,870	155,844,188	1,964,357	5,937,562	—	37,422,271
GMO Currency Hedged International Equity Fund, Class III	—	289,970,096	2,000,000	2,134,853	2,330,898	—	305,884,173
GMO Domestic Bond Fund, Class VI	112,619,380	—	2,985,073	1,159,248	—	39,899,842	68,231,741
GMO Emerging Country Debt Fund, Class IV	15,394,798	2,359,879	724,696	1,549,625	—	—	18,059,084
GMO Emerging Markets Fund, Class VI	407,920,924	107,572,286	126,555,857	5,602,993	45,872,296	—	316,523,512
GMO Flexible Equities Fund, Class VI	40,832,080	110,563,717	8,728,790	—	—	—	147,961,994
GMO International Core Equity Fund, Class VI	547,460,836	96,550,706	247,072,606	12,631,859	—	—	361,549,979
GMO International Growth Equity Fund, Class IV	150,549,756	31,585,666	108,441,522	1,666,950	—	—	58,092,988

35

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Return of Capital	Value, end of period
GMO International Intrinsic Value Fund, Class IV	$155,598,926	$129,197,946	$91,746,209	$5,403,744	$—	$—	$175,325,690
GMO Quality Fund, Class VI	877,962,197	291,123,661	288,171,417	17,210,600	—	—	985,774,092
GMO Short-Duration Investment Fund, Class III	3,023,794	9,620	48,076	9,620	—	—	2,970,832
GMO Special Situations Fund, Class VI	147,372,218	26,694,285	21,513,311	—	—	—	147,454,549
GMO Strategic Fixed Income Fund, Class VI	365,706,603	59,796,521	65,245,171	20,307,346	—	—	385,788,871
GMO World Opportunity Overlay Fund	23,422,041	—	378,657	—	—	—	24,388,538

Totals	$3,400,703,466	$1,533,027,090	$1,334,645,579	$77,084,903	$54,140,756	$39,899,842	$3,580,911,709

36

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of GMO Global Asset Allocation Fund (formerly GMO Global Balanced Asset Allocation Fund):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Asset Allocation Fund (formerly GMO Global Balanced Asset Allocation Fund) (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

37

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including indirect management fees, indirect shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

38

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*

Class III
1) Actual	0.50%	$1,000.00	$1,044.80	$2.54
2) Hypothetical	0.50%	$1,000.00	$1,022.38	$2.51

*	Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

39

GMO Global Asset Allocation Fund

(Formerly GMO Global Balanced Asset Allocation Fund)

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

For the year ended February 29, 2012, the Fund expects to elect to treat foreign taxes of $4,587,436, attributed to foreign source income of $39,217,127 from certain of its underlying investments, as if incurred directly by the Fund’s shareholders.

For taxable, non-corporate shareholders, 57.72% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 23.80% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 qualified for the dividends-received deduction.

The Fund hereby designates $5,961,439 (unless determined to different) as qualified interest income with respect to its taxable year ended February 29, 2012.

Of the ordinary income distributions made by the Fund during the fiscal year ended February 29, 2012, 4.00% is derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

40

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

41

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.
[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

42

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 –present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 –present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 –present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

43

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 –December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President-Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 – present), Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

44

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

45

GMO Global Bond Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Global Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Global Bond Fund returned +8.6% for the fiscal year ended February 29, 2012, as compared with +7.1% for the J.P. Morgan Global Government Bond Index.

The Fund’s investment exposures were achieved directly through a mixture of bonds, futures, and swaps and indirectly through its investment in underlying GMO Trust mutual funds, primarily GMO Short-Duration Collateral Fund (SDCF), GMO World Opportunity Overlay Fund (Overlay Fund), GMO Emerging Country Debt Fund (ECDF), and GMO U.S. Treasury Fund (USTF).

The Fund outperformed the benchmark during the fiscal year by 1.4%. Developed markets interest-rate positioning (primarily through exchange-traded futures and interest-rate swaps) led fiscal year gains, followed by contributions from developed markets currency selection (primarily through currency forwards and options) and exposure to emerging country debt via ECDF. Exposures to asset-backed securities held indirectly through SDCF and Overlay Fund detracted during the fiscal year.

Developed markets interest-rate positioning drove fiscal year gains: contributions from U.S., Swiss, Canadian, eurozone, Australian, and opportunistic positions more than offset losses from U.K., Swedish, and Japanese positions. Within the eurozone, underweights in Italy and Spain relative to Germany contributed positively. These underweights were achieved directly.

In developed markets currency selection, euro, Australian dollar, and Japanese yen positions drove gains, although this performance was offset somewhat by British sterling, Swiss franc, and Canadian dollar positions.

A small exposure to emerging country debt through investment in ECDF added value due to positive contributions from security selection within ECDF.

Asset-backed securities held indirectly through SDCF and Overlay Fund detracted during the fiscal year. While many asset-backed securities performed well, spreads on U.S. government guaranteed student loans widened in connection with the U.S. Treasury downgrade. Further, subprime mortgages were impacted negatively throughout the fiscal year. SDCF and Overlay Fund experienced credit downgrades during the fiscal year: SDCF had 49 securities downgraded during the fiscal year, and Overlay Fund had 22, representing 13% and 7% of their respective market values from the beginning of the fiscal year. At fiscal year-end, 34% of SDCF’s portfolio was rated AAA and 23% of Overlay Fund’s asset-backed holdings were rated AAA. Further, 25% of SDCF’s portfolio was rated below BBB at fiscal year-end, and 35% of Overlay Fund’s asset-backed holdings were rated below BBB.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in

GMO Global Bond Fund Class III Shares and the

J.P. Morgan Global Government Bond Index

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2012. All information is unaudited.

GMO Global Bond Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	93.5%
Short-Term Investments	8.8
Options Purchased	0.4
Loan Participations	0.2
Loan Assignments	0.1
Rights/Warrants	0.0 ^
Written Options	(0.0)^
Futures Contracts	(0.1)
Forward Currency Contracts	(0.1)
Swap Agreements	(1.4)
Reverse Repurchase Agreements	(1.6)
Other	0.2

100.0%

Country / Region Summary**	% of Investments
United States	40.5%
Japan	39.3
Euro Region***	27.4
United Kingdom	7.0
Emerging****	4.0
Switzerland	8.5
Australia	(3.4)
Sweden	(5.7)
Canada	(17.6)

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and certain currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (directly and indirectly). Duration is based on the Manager’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration-adjusted exposure using the reference security and applying the same methodology to that security.

1

GMO Global Bond Fund

(A Series of GMO Trust)

Investments Concentration Summary — (Continued)

February 29, 2012 (Unaudited)

***	The “Euro Region” is comprised of Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia and Spain.

****	The “Emerging” exposure is associated only with investments in the GMO Emerging Country Debt Fund, which is exposed to emerging countries primarily comprised of: Venezuela, Mexico, Argentina, Philippines, Turkey, Brazil, Russia, Indonesia, Columbia and Congo. Additional information about the Fund’s emerging country exposure is available in the financial statements of the GMO Emerging Country Debt Fund.

^	Rounds to 0.0%

2

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Par Value		Description	Value ($)

		DEBT OBLIGATIONS — 41.8%

		Canada — 2.9%
		Foreign Government Obligations
CAD	1,500,000	Government of Canada, 8.00%, due 06/01/23	2,400,576
CAD	2,000,000	Government of Canada, 3.50%, due 06/01/20	2,272,717

		Total Canada	4,673,293

		France — 2.6%
		Foreign Government Obligations
EUR	3,000,000	Government of France, 4.00%, due 10/25/38	4,255,218

		Germany — 1.1%
		Foreign Government Obligations
EUR	1,000,000	Republic of Deutschland, 4.75%, due 07/04/34	1,835,642

		Italy — 1.8%
		Foreign Government Obligations
EUR	2,400,000	Buoni Poliennali Del Tesoro, 5.00%, due 08/01/34	2,917,096

		Japan — 18.3%
		Foreign Government Obligations
JPY	2,200,000,000	Japan Government Twenty Year Bond, 2.20%, due 06/20/26	29,801,895

		Spain — 1.4%
		Foreign Government Obligations
EUR	2,000,000	Government of Spain, 4.70%, due 07/30/41	2,292,994

		United Kingdom — 6.7%
		Foreign Government Obligations
GBP	5,500,000	United Kingdom Gilt, 4.75%, due 12/07/30	11,019,687

See accompanying notes to the financial statements.	3

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value / Shares		Description	Value ($)

		United States — 7.0%
		U.S. Government
USD	2,800,701	U.S. Treasury Inflation -Indexed Note, 0.63%, due 04/15/13 (a) (b)	2,893,911
USD	308,082	U.S. Treasury Inflation Indexed Note, 2.00%, due 04/15/12 (a) (b)	310,634
USD	10,000,000	U.S. Treasury Principal Strip Bond, due 11/15/21	8,227,780

		Total United States	11,432,325

		TOTAL DEBT OBLIGATIONS (COST $62,823,092)	68,228,150

		MUTUAL FUNDS — 56.8%

		United States — 56.8%
		Affiliated Issuers
	641,163	GMO Emerging Country Debt Fund, Class IV	6,142,346
	7,873,225	GMO Short-Duration Collateral Fund	46,924,424
	45,838	GMO Special Purpose Holding Fund (c)	22,919
	227,141	GMO U.S. Treasury Fund	5,678,525
	1,413,884	GMO World Opportunity Overlay Fund	33,933,220

		TOTAL MUTUAL FUNDS (COST $101,003,661)	92,701,434

		SHORT-TERM INVESTMENTS — 1.5%

		Money Market Funds — 0.4%
	647,059	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (d)	647,059

		U.S. Government — 1.1%
	1,750,000	U.S. Treasury Bill, 0.14%, due 10/18/12 (a) (e)	1,748,485

		TOTAL SHORT-TERM INVESTMENTS (COST $2,395,846)	2,395,544

		TOTAL INVESTMENTS — 100.1% (Cost $166,222,599)	163,325,128
		Other Assets and Liabilities (net) — (0.1%)	(111,782)

		TOTAL NET ASSETS — 100.0%	$163,213,346

4	See accompanying notes to the financial statements.

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

A summary of outstanding financial instruments at February 29, 2012 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
5/01/12	Citibank N.A.	AUD	9,900,000	$10,545,005	$51,005
3/06/12	Citibank N.A.	CAD	2,600,000	2,627,440	67,384
3/06/12	Deutsche Bank AG	CAD	2,000,000	2,021,108	62,635
4/10/12	Deutsche Bank AG	EUR	13,800,000	18,388,640	275,255
3/20/12	Credit Suisse International	GBP	1,000,000	1,590,697	11,297
3/20/12	Deutsche Bank AG	GBP	200,000	318,139	963
4/17/12	Citibank N.A.	JPY	1,270,000,000	15,629,216	(800,279)
4/24/12	Barclays Bank PLC	NOK	22,500,000	4,016,445	100,440
3/27/12	Citibank N.A.	NZD	1,300,000	1,082,929	(2,376)
3/27/12	Deutsche Bank AG	NZD	4,400,000	3,665,297	133,265
3/13/12	Deutsche Bank AG	SEK	44,000,000	6,646,821	331,580

				$66,531,737	$231,169

Sales #
5/01/12	Citibank N.A.	AUD	200,000	$213,030	$2,209
3/06/12	Citibank N.A.	CAD	3,700,000	3,739,050	(55,200)
3/06/12	Deutsche Bank AG	CAD	4,200,000	4,244,327	(107,533)
4/03/12	Deutsche Bank AG	CHF	3,800,000	4,201,685	(53,214)
3/20/12	Credit Suisse International	GBP	3,400,000	5,408,369	(97,348)
3/20/12	Deutsche Bank AG	GBP	500,000	795,348	(10,148)
4/17/12	Citibank N.A.	JPY	240,000,000	2,953,553	76,724
3/27/12	Citibank N.A.	NZD	700,000	583,116	1,986
3/13/12	Barclays Bank PLC	SEK	4,700,000	710,001	(26,808)
3/13/12	Deutsche Bank AG	SEK	23,700,000	3,580,219	(75,741)

				$26,428,698	$(345,073)

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.

See accompanying notes to the financial statements.	5

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Futures Contracts

Number of Contracts	Type	Expiration Date	Value	Net Unrealized Appreciation (Depreciation)
Buys
10	Australian Government Bond 3 Yr.	March 2012	$1,153,251	$(18,862)
66	Euro BOBL	March 2012	11,088,995	176,315
13	Euro Bund	March 2012	2,432,700	47,387
6	Japanese Government Bond 10 Yr. (TSE)	March 2012	10,580,430	39,773
44	U.S. Treasury Bond 30 Yr. (CBT)	June 2012	6,232,875	(38,814)
43	U.S. Treasury Note 2 Yr. (CBT)	June 2012	9,470,078	(2,160)
109	U.S. Treasury Note 5 Yr. (CBT)	June 2012	13,425,734	(19,634)
153	U.S. Treasury Note 10 Yr. (CBT)	June 2012	20,035,828	(61,322)

			$74,419,891	$122,683

Sales
36	Australian Government Bond 10 Yr.	March 2012	$4,516,923	$32,871
218	Canadian Government Bond 10 Yr.	June 2012	29,346,281	(237,325)
14	Euro Schatz	March 2012	2,067,923	(1,842)
22	UK Gilt Long Bond	June 2012	4,042,601	(30,053)

			$39,973,728	$(236,349)

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)
21,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.70%	3.42%	Italy Government International Bond	N/A		$633,146

15,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	3.81%	Italy Government International Bond	15,000,000	USD	(1,742,848)

										$(1,109,702)

							Premiums to (Pay) Receive			$—

6	See accompanying notes to the financial statements.

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

^	Receive - Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. (Pay) - Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of February 29, 2012, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
3,100,000	CHF	3/21/2022	Citibank N.A.	Receive	1.80%	6 Month CHF LIBOR	$250,735
3,100,000	CHF	3/21/2022	Deutsche Bank AG	Receive	1.80%	6 Month CHF LIBOR	250,735
3,300,000	CHF	3/21/2022	Barclays Bank PLC	Receive	1.80%	6 Month CHF LIBOR	266,911
34,600,000	SEK	3/21/2022	JPMorgan Chase Bank, N.A.	(Pay)	2.90%	3 Month SEK STIBOR	(151,335)
4,500,000	SEK	3/21/2022	Barclays Bank PLC	(Pay)	2.90%	3 Month SEK STIBOR	(19,682)
12,000,000	EUR	8/11/2014	Merrill Lynch Capital Services, Inc.	Receive	1.86%	6 Month EUR LIBOR	269,764

							$867,128

				Premiums to (Pay) Receive			$4,272

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

See accompanying notes to the financial statements.	7

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

As of February 29, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

BOBL - Bundesobligationen

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

EUR LIBOR - London Interbank Offered Rate denominated in Euros.

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

(a)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(c)	Underlying investment represents interests in defaulted claims. See “Other matters” in Notes to Financial Statements for additional information.

(d)	The rate disclosed is the 7 day net yield is as of February 29, 2012. Note: Yield rounds to 0.00%.

(e)	Rate shown represents yield-to-maturity.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

8	See accompanying notes to the financial statements.

GMO Global Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments in unaffiliated issuers, at value (cost $65,218,938) (Note 2)	$70,623,694
Investments in affiliated issuers, at value (cost $101,003,661) (Notes 2 and 10)	92,701,434
Receivable for investments sold	749,232
Dividends and interest receivable	454,804
Unrealized appreciation on open forward currency contracts (Note 4)	1,114,743
Due from broker on open futures contracts (Note 4)	61,958
Receivable for open swap contracts (Note 4)	1,671,291
Receivable for expenses reimbursed by Manager (Note 5)	16,785

Total assets	167,393,941

Liabilities:
Payable for investments purchased	734,018
Payable to affiliate for (Note 5):
Management fee	24,629
Shareholder service fee	19,444
Trustees and Trust Officers or agents unaffiliated with the Manager	652
Payable for variation margin on open futures contracts (Note 4)	174,987
Unrealized depreciation on open forward currency contracts (Note 4)	1,228,647
Payable for open swap contracts (Note 4)	1,913,865
Accrued expenses	84,353

Total liabilities	4,180,595

Net assets	$163,213,346

Net assets consist of:
Paid-in capital	$196,591,358
Accumulated undistributed net investment income	863,962
Accumulated net realized loss	(30,872,826)
Net unrealized depreciation	(3,369,148)

$163,213,346

Net assets attributable to:
Class III shares	$163,213,346

Shares outstanding:
Class III	20,133,084

Net asset value per share:
Class III	$8.11

See accompanying notes to the financial statements.	9

GMO Global Bond Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Dividends from affiliated issuers (Note 10)	$1,416,677
Interest	1,931,122
Dividends from unaffiliated issuers	31

Total investment income	3,347,830

Expenses:
Management fee (Note 5)	358,650
Shareholder service fee – Class III (Note 5)	283,145
Custodian, fund accounting agent and transfer agent fees	128,516
Audit and tax fees	95,641
Legal fees	7,549
Registration fees	4,695
Trustees fees and related expenses (Note 5)	3,005
Miscellaneous	10,574

Total expenses	891,775
Fees and expenses reimbursed by Manager (Note 5)	(130,437)
Indirectly incurred fees waived or borne by Manager (Note 5)	(27,500)
Shareholder service fee waived (Note 5)	(6,500)
Expense reductions (Note 2)	(12)

Net expenses	727,326

Net investment income (loss)	2,620,504

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,869,394
Investments in affiliated issuers	(1,039,169)
Realized gains distributions from affiliated issuers (Note 10)	1,138
Futures contracts	6,614,577
Written options	228,729
Swap agreements	(203,340)
Foreign currency, forward contracts and foreign currency related transactions	2,722,938

Net realized gain (loss)	10,194,267

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	3,772,982
Investments in affiliated issuers	2,421,433
Futures contracts	117,797
Written options	(210,505)
Swap agreements	(311,345)
Foreign currency, forward contracts and foreign currency related transactions	(2,288,739)

Net unrealized gain (loss)	3,501,623

Net realized and unrealized gain (loss)	13,695,890

Net increase (decrease) in net assets resulting from operations	$16,316,394

10	See accompanying notes to the financial statements.

GMO Global Bond Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$2,620,504	$3,148,553
Net realized gain (loss)	10,194,267	5,592,672
Change in net unrealized appreciation (depreciation)	3,501,623	16,256,656

Net increase (decrease) in net assets from operations	16,316,394	24,997,881

Distributions to shareholders from:
Net investment income
Class III	(9,871,338)	(15,807,412)

Net share transactions (Note 9):
Class III	(53,122,972)	(13,174,249)

Total increase (decrease) in net assets	(46,677,916)	(3,983,780)
Net assets:
Beginning of period	209,891,262	213,875,042

End of period (including accumulated undistributed net investment income of $863,962 and $680,583, respectively)	$163,213,346	$209,891,262

See accompanying notes to the financial statements.	11

GMO Global Bond Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2012	2011	2010		2009	2008
Net asset value, beginning of period	$7.91	$7.58	$6.33		$8.70	$8.92

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.11	0.12	0.10		0.25	0.42
Net realized and unrealized gain (loss)	0.55	0.82	1.66		(2.11)	0.11

Total from investment operations	0.66	0.94	1.76		(1.86)	0.53

Less distributions to shareholders:
From net investment income	(0.46)	(0.61)	(0.51)		(0.51)	(0.75)

Total distributions	(0.46)	(0.61)	(0.51)		(0.51)	(0.75)

Net asset value, end of period	$8.11	$7.91	$7.58		$6.33	$8.70

Total Return(b)	8.57%	12.84%	28.99%		(22.77)%	6.50%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$163,213	$209,891	$213,875		$261,706	$338,614
Net operating expenses to average daily net assets(c) (d)	0.39%	0.38%	0.38%		0.39%	0.38%
Interest expense to average daily net assets(e)	—	0.01%	0.00	%(f)	—	—
Total net expenses to average daily net assets(c) (d)	0.39%	0.39%	0.38%		0.39%	0.38%
Net investment income (loss) to average daily net assets(a)	1.39%	1.50%	1.37%		3.24%	4.86%
Portfolio turnover rate	38%	45%	31%		35%	20%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.09%	0.07%	0.04%		0.03%	0.03%
Redemption fees consisted of the following per share amounts:†	—	—	$0.01		$0.00 (g)	—

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(f)	Interest expense was less than 0.01% to average daily net assets.
(g)	Redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

12	See accompanying notes to the financial statements.

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO Global Bond Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks total return in excess of that of its benchmark, the J.P. Morgan Global Government Bond Index. The Fund’s investment program has two principal components. One component seeks to replicate the Fund’s benchmark. The second component seeks to add value relative to the Fund’s benchmark by taking positions that may be unrelated to its benchmark in global interest rate, currency and credit markets (particularly in asset-backed and emerging country debt markets). These positions can cause the Fund’s performance to differ significantly from that of its benchmark.

In deciding on what positions to take in global interest rate and currency markets, and for the size of those positions, the Manager considers fundamental factors (e.g., inflation and current account positions) as well as price-based factors (e.g., interest and exchange rates). The Manager assesses the relative values across global interest rate and currency markets, and considers the merits of overweighting or underweighting positions in currencies and interest rates. The Manager also may consider the relative attractiveness of yield curve and duration positions in these markets.

In selecting credit investments, the Manager uses fundamental investment techniques to assess the expected performance of these investments relative to the Fund’s benchmark.

In implementing these strategies, the Fund may hold or invest in: derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, reverse repurchase agreements, credit default swaps and other swap contracts (to generate a return comparable to the Fund’s benchmark and to gain exposure to the global interest rate, credit and currency markets); foreign bonds and other bonds denominated in various currencies, including foreign and U.S. government bonds, asset-backed securities issued by foreign governments and U.S. government agencies (as well as bonds neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; shares of GMO Short-Duration Collateral Fund (“SDCF”) (to have exposure to asset-backed securities); shares of GMO World Opportunity Overlay Fund (“Overlay Fund”) (to gain exposure to the global interest rate, credit and currency markets); shares of GMO Emerging Country Debt Fund (“ECDF”) (to gain exposure to emerging country debt markets); shares of GMO U.S. Treasury Fund and unaffiliated money market funds (for cash management purposes); shares of GMO High Quality Short-Duration Bond Fund (to seek to generate a return in excess of that of the J.P.

13

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and foreign debt investments); and shares of GMO Debt Opportunities Fund (to gain exposure to global credit markets).

The Fund, primarily through its investments in shares of SDCF, Overlay Fund and ECDF, has and is expected to continue to have material exposure to below investment grade U.S. asset-backed and emerging country debt securities. The Fund is not limited in its use of derivatives or in the absolute face value of its derivatives positions, and, as a result, the Fund may be leveraged in relation to its assets.

The Manager normally seeks to maintain the Fund’s estimated interest rate duration within +/- 2 years of the benchmark’s duration.

Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds (the “underlying funds”) or derivatives) at least 80% of its assets in bonds. The term “bond” includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward or option). The Fund, if deemed prudent by the Manager, will take temporary defensive measures until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with the Fund’s normal investment strategies. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect). As of February 29, 2012, shares of SDCF, GMO Special Purpose Holding Fund (“SPHF”) and Overlay Fund were not publicly available for direct purchase.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Typically, the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including

14

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of February 29, 2012, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 5.4% of the net assets of the Fund. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value.

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 29, 2012, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.1% of net assets. The underlying funds classify such securities (levels defined below) as Level 3. For the year ended February 29, 2012, the Fund did not reduce the value of any of its OTC derivatives contracts based on the continuesness of its counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

15

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs such as most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. The Fund also used third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Foreign Government Obligations	$—	$56,795,825	$—	$56,795,825
U.S. Government	—	11,432,325	—	11,432,325

TOTAL DEBT OBLIGATIONS	—	68,228,150	—	68,228,150

Mutual Funds	92,678,515	22,919	—	92,701,434
Short-Term Investments	2,395,544	—	—	2,395,544

Total Investments	95,074,059	68,251,069	—	163,325,128

16

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

ASSET VALUATION INPUTS — continued

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives *
Forward Currency Contracts
Forward currency risk	$—	$1,114,743	$—	$1,114,743
Futures Contracts
Interest rate risk	296,346	—	—	296,346
Swap Agreements
Credit risk	—	633,146	—	633,146
Interest rate risk	—	1,038,145	—	1,038,145

Total	$95,370,405	$71,037,103	$—	$166,407,508

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives *
Forward Currency Contracts
Forward currency risk	$—	$(1,228,647)	$—	$(1,228,647)
Futures Contracts
Interest rate risk	(410,012)	—	—	(410,012)
Swap Agreements
Credit risk	—	(1,742,848)	—	(1,742,848)
Interest rate risk	—	(171,017)	—	(171,017)

Total	$(410,012)	$(3,142,512)	$—	$(3,552,524)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

17

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The underlying funds held at year end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s indirect investments in securities and derivative financial instruments using Level 3 inputs were 27.5% and (0.1%) of total net assets, respectively.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

On both February 29, 2012 and February 28, 2011, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the year.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement

18

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the year.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes. Taxes on foreign interest and divided income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to the Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

19

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction- based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 29, 2012, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, foreign currency transactions, partnership interest tax allocations, losses on wash sale transactions, and post-October capital losses.

The tax character of distributions declared to shareholders is as follows:

	February 29, 2012	February 28, 2011
Ordinary income (including any net short-term capital gain)	$9,871,338	$15,807,412

Total distributions	$9,871,338	$15,807,412

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

20

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

As of February 29, 2012, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$824,223

Other Tax Attributes:
Capital loss carryforwards	(20,426,137)
Late-year ordinary loss deferral	$63,861

As of February 29, 2012, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Due to recent tax law changes, net capital losses recognized in taxable years beginning after February 28, 2011 shall be carried forward indefinitely and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses realized in years beginning prior to February 28, 2011. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Utilization of the capital loss carryforwards, post-October capital losses, and losses realized subsequent to February 29, 2012, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Fund’s capital loss carryforwards expire as follows:

	Short-Term	Long-Term	Total
February 28, 2014	$(7,575,780)	Not Applicable	$(7,575,780)
February 28, 2015	(269,796)	Not Applicable	(269,796)
February 28, 2017	(4,412,277)	Not Applicable	(4,412,277)
February 28, 2018	(6,769,760)	Not Applicable	(6,769,760)
February 28, 2019	(1,398,524)	Not Applicable	(1,398,524)

Total	$(20,426,137)	$—	$(20,426,137)

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$176,818,844	$7,995,642	$(21,489,358)	$(13,493,716)

21

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2009 through February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

22

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Other matters

SPHF, an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the year ended February 29, 2012, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the 1940 Act and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Market Risk — Fixed Income Securities — Typically, the market value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

23

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Derivatives Risk — The use of derivatives involves the risk that their value may or may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Counterparty Risk — The Fund runs the risk that the counterparty to an over-the-counter (“ OTC”) derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another, such as the Fund’s investments in asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans), creates additional risk.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were

24

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness

25

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

26

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund may be leveraged in terms of aggregate exposure of its assets, and its net long exposure may exceed 100% of its net assets.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

27

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.

28

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the year ended February 29, 2012, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange risk. Forward currency contracts outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or

29

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 29, 2012, the Fund used futures contracts to adjust interest rate exposure and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the year ended February 29, 2012, the Fund used purchased option contracts, to adjust exposure to foreign currencies and otherwise manage currency exchange rate risk. The Fund had no purchased option contracts outstanding at the end of the year.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the year ended February 29, 2012, the Fund used written option contracts to adjust exposure to foreign currencies and otherwise manage currency exchange rate risk. The Fund had no written option contracts outstanding at the end of the year.

30

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

For the year ended February 29, 2012, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Outstanding, beginning of year	(11,600,00)	—	$(228,729)	—	—	$—
Options written	—	—	—	—	—	—
Options exercised			—	—	—	—
Options expired	11,600,000	—	228,729		—	—
Options sold	—	—	—	—	—	—

Outstanding, end of year	—	—	$—	—	—	$—

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing

31

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses in the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

32

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 29, 2012, the Fund used swap agreements to adjust interest rate exposure, achieve exposure to a reference entity’s credit, and/or provide a measure of protection against default loss. Swap agreements outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the year.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$1,114,743	$—	$—	$—	$1,114,743
Unrealized appreciation on futures contracts *	296,346	—	—	—	—	296,346
Unrealized appreciation on swap agreements	1,038,145	—	633,146	—	—	1,671,291

Total	$1,334,491	$1,114,743	$633,146	$—	$—	$3,082,380

33

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 29, 2012^: — continued

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(1,228,647)	$—	$—	$—	$(1,228,647)
Unrealized depreciation on futures contracts *	(410,012)	—	—	—	—	(410,012)
Unrealized depreciation on swap agreements	(171,017)	—	(1,742,848)	—	—	(1,913,865)

Total	$(581,029)	$(1,228,647)	$(1,742,848)	$—	$—	$(3,552,524)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Investments (purchased options)	$—	$(438,302)	$—	$—	$—	$(438,302)
Written options	—	228,729	—	—	—	228,729
Forward currency contracts	—	(116,623)	—	—	—	(116,623)
Futures contracts	6,614,577	—	—	—	—	6,614,577
Swap agreements	(93,840)	—	(109,500)	—	—	(203,340)

Total	$6,520,737	$(326,196)	$(109,500)	$—	$—	$6,085,041

Change in Unrealized Appreciation (Depreciation) on:
Investments (purchased options)	$—	$376,344	$—	$—	$—	$376,344
Written options	—	(210,505)	—	—	—	(210,505)
Forward currency contracts	—	(2,272,815)	—	—	—	(2,272,815)
Futures contracts	117,797	—	—	—	—	117,797
Swap agreements	503,626	—	(814,971)	—	—	(311,345)

Total	$621,423	$(2,106,976)	$(814,971)	$—	$—	$(2,300,524)

^	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.
*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Period end variation margin on open futures contracts is reported within the Statement of Assets and Liabilities.

34

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts), notional amounts (swap agreements) or principal amounts (options) outstanding at each month-end, was as follows for the year ended February 29, 2012.

	Forward currency contracts	Futures contracts	Swap agreements	Options
Average amount outstanding	$148,650,055	$138,845,883	$78,581,093	$4,118,868

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.19% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares. The Manager has contractually agreed through at least June 30, 2012 to waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceeds 0.15%; provided, however, that the amount of this waiver will not exceed 0.15%.

The Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including shareholder service fees and certain other expenses) exceeds 0.25% of the Fund’s average daily net assets. In addition, the manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover specified costs that the Fund may incur as a result of investing in other GMO Trust Funds. These agreements will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $3,005 and $1,502, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

35

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2012, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.022%	0.003%	0.009%	0.034%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2012 were as follows:

	Purchases	Sales
U.S. Government securities	$2,896,818	$6,787,333
Investments (non-U.S. Government securities)	68,001,230	81,272,178

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, 49.59% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, 0.05% of the shares of the Fund were held by senior management of the Manager and GMO Trust officers and 48.17% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

36

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class III:	Shares	Amount	Shares	Amount
Shares sold	322,587	$2,663,004	1,623,975	$12,775,056
Shares issued to shareholders in reinvestment of distributions	839,897	6,689,283	1,409,609	10,790,314
Shares repurchased	(7,568,804)	(62,475,259)	(4,725,788)	(36,739,619)

Net increase (decrease)	(6,406,320)	$(53,122,972)	(1,692,204)	$(13,174,249)

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Return of Capital	Value, end of period
GMO Emerging Country Debt Fund, Class IV	$7,020,716	$1,529,691	$2,770,000	$614,690	$—	$—	$6,142,346
GMO Short- Duration Collateral Fund	81,724,080	—	—	797,532	—	33,759,980	46,924,424
GMO Special Purpose Holding Fund	22,919	—	—	—	—	—	22,919
GMO U.S. Treasury Fund	4,227,972	52,295,594	50,850,000	4,455	1,138	—	5,678,525
GMO World Opportunity Overlay Fund	41,828,178	600,000	10,550,000	—	—	—	33,933,220

Totals	$134,823,865	$54,425,285	$64,170,000	$1,416,677	$1,138	$33,759,980	$92,701,434

37

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO Global Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Bond Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

38

GMO Global Bond Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

39

GMO Global Bond Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *

Class III
1) Actual	0.42%	$1,000.00	$1,005.50	$2.09
2) Hypothetical	0.42%	$1,000.00	$1,022.77	$2.11

*	Expenses are calculated using the annualized expense ratio (including indirect expense incurred) for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by182 days in the period, divided by 366 days in the year.

40

GMO Global Bond Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

The Fund hereby designates $1,554,534 (unless determined to be different) as qualified interest income with respect to its taxable year ended February 29, 2012.

Of the ordinary income distributions made by the Fund during the fiscal year ended February 29, 2012, 6.35% is derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

41

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.
Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

42

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

43

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).
Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

44

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]

Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005-August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009-present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President-Law and Clerk	Chief Legal Officer since October 2010; Vice President-Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011-present), Clerk (May 2011-present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003-present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000-present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

45

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007-present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011-present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993-present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

46

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Global Equity Allocation Fund returned +2.5% for the fiscal year ended February 29, 2012, as compared with –1.5% for the Fund’s benchmark, the MSCI ACWI (All Country World Index) Index.

Underlying fund implementation added 3.4% to relative performance as GMO Quality Fund and GMO International Growth Equity Fund both outperformed their respective benchmarks.

Asset allocation contributed positively to relative performance, adding 0.4%. The Fund’s overweight to emerging equities was the primary contributor.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in

GMO Global Equity Allocation Fund Class III Shares and the MSCI ACWI

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .13% on the purchase and .13% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*	The MSCI ACWI + Index represents 75% S&P 500 Index and 25% MSCI ACWI prior to May 30, 2008 and MSCI ACWI thereafter.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	94.6%
Short-Term Investments	2.5
Preferred Stocks	1.8
Investment Funds	0.2
Forward Currency Contracts	0.1
Futures Contracts	0.1
Debt Obligations	0.0	^
Swap Agreements	0.0	^
Rights/Warrants	0.0	^
Private Equity Securities	0.0	^
Other	0.7

	100.0%

Country / Region Summary**	% of Investments
United States	38.8%
Japan	13.9
Emerging***	13.4
United Kingdom	10.8
France	5.1
Switzerland	3.4
Germany	3.3
Italy	2.6
Spain	1.9
Australia	1.5
Netherlands	1.3
Singapore	0.7
Canada	0.6
Hong Kong	0.6
Belgium	0.5
Ireland	0.3
Austria	0.2
Denmark	0.2
Finland	0.2
New Zealand	0.2
Sweden	0.2
Greece	0.1
Norway	0.1

1

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Investments Concentration Summary — (Continued)

February 29, 2012 (Unaudited)

Country / Region Summary**	% of Investments
Portugal	0.1%
Israel	0.0 ^

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”) except for GMO Alpha Only Fund.

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds except for GMO Alpha Only Fund. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes explosure through forward currency contracts.

***	The “Emerging” exposure is comprised of: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey.

^	Rounds to 0.0%.

2

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Shares / Par Value ($)	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
671,168	GMO Alpha Only Fund, Class IV	16,201,987
5,598,124	GMO Currency Hedged International Equity Fund, Class III	123,326,682
17,970,752	GMO Emerging Markets Fund, Class VI	216,367,860
3,355,935	GMO Flexible Equities Fund, Class VI	63,427,170
11,577,301	GMO International Core Equity Fund, Class VI	317,912,673
1,492,386	GMO International Growth Equity Fund, Class IV	33,921,927
5,941,597	GMO International Intrinsic Value Fund, Class IV	121,030,322
28,303,049	GMO Quality Fund, Class VI	662,574,369
16,924	GMO Short-Duration Investment Fund, Class III	140,804
6,295,250	GMO U.S. Core Equity Fund, Class VI	81,964,155

	TOTAL MUTUAL FUNDS (COST $1,491,376,386)	1,636,867,949

	PRIVATE INVESTMENT FUNDS — 0.0%

	Affiliated Issuers — 0.0%
175	GMO SPV I, LLC(a)	26

	TOTAL PRIVATE INVESTMENT FUNDS (COST $0)	26

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
51,918	State Street Eurodollar Time Deposit, 0.01%, due 3/01/12	51,918

	TOTAL SHORT-TERM INVESTMENTS (COST $51,918)	51,918

	TOTAL INVESTMENTS — 100.0%
	(Cost $1,491,428,304)	1,636,919,893
	Other Assets and Liabilities (net) — (0.0%)	(44,898)

	TOTAL NET ASSETS — 100.0%	$1,636,874,995

Notes to Schedule of Investments:

(a)	Underlying investment represents interests in defaulted claims.

See accompanying notes to the financial statements.	3

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments in affiliated issuers, at value (cost $1,491,376,386) (Notes 2 and 10)	$1,636,867,975
Investments in unaffiliated issuers, at value (cost $51,918) (Note 2)	51,918
Receivable for Fund shares sold	1,123,698
Receivable for expenses reimbursed by Manager (Note 5)	15,950
Miscellaneous receivable	1,463

Total assets	1,638,061,004

Liabilities:
Payable for investments purchased	1,125,160
Payable to affiliate for (Note 5):
Trustees and Trust Officers or agents unaffiliated with the Manager	4,084
Accrued expenses	56,765

Total liabilities	1,186,009

Net assets	$1,636,874,995

Net assets consist of:
Paid-in capital	$1,554,074,838
Distributions in excess of net investment income	(4,264)
Accumulated net realized loss	(62,687,168)
Net unrealized appreciation	145,491,589

$1,636,874,995

Net assets attributable to:
Class III shares	$1,636,874,995

Shares outstanding:
Class III	192,794,664

Net asset value per share:
Class III	$8.49

4	See accompanying notes to the financial statements.

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Dividends from affiliated issuers (Note 10)	$34,201,919
Interest	6

Total investment income	34,201,925

Expenses:
Legal fees	75,564
Custodian, fund accounting agent and transfer agent fees	58,711
Audit and tax fees	27,779
Trustees fees and related expenses (Note 5)	24,020
Registration fees	7,810
Miscellaneous	26,568

Total expenses	220,452
Fees and expenses reimbursed by Manager (Note 5)	(185,870)
Expense reductions (Note 2)	(528)

Net expenses	34,054

Net investment income (loss)	34,167,871

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	82,895,534
Realized gains distributions from affiliated issuers (Note 10)	30,180,974

Net realized gain (loss)	113,076,508

Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(105,326,583)

Net realized and unrealized gain (loss)	7,749,925

Net increase (decrease) in net assets resulting from operations	$41,917,796

See accompanying notes to the financial statements.	5

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$34,167,871	$20,290,657
Net realized gain (loss)	113,076,508	1,879,570
Change in net unrealized appreciation (depreciation)	(105,326,583)	168,702,128

Net increase (decrease) in net assets from operations	41,917,796	190,872,355

Distributions to shareholders from:
Net investment income
Class III	(36,689,508)	(19,864,018)
Net realized gains
Class III	(18,112,957)	—

	(54,802,465)	(19,864,018)

Net share transactions (Note 9):
Class III	163,569,116	609,037,100
Purchase premiums and redemption fees (Notes 2 and 9):
Class III	478,295	801,222

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	164,047,411	609,838,322

Total increase (decrease) in net assets	151,162,742	780,846,659

Net assets:
Beginning of period	1,485,712,253	704,865,594

End of period (including distributions in excess of net investment income of $4,264 and accumulated undistributed net investment income of $2,263,076, respectively)	$1,636,874,995	$1,485,712,253

6	See accompanying notes to the financial statements.

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$8.60	$7.40	$5.29	$10.25	$11.96

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.19	0.15	0.20	0.34	0.20
Net realized and unrealized gain (loss)	0.00 (b)	1.17	2.11	(4.01)	0.09 (b)

Total from investment operations	0.19	1.32	2.31	(3.67)	0.29

Less distributions to shareholders:
From net investment income	(0.20)	(0.12)	(0.15)	(0.31)	(0.49)
From net realized gains	(0.10)	—	(0.05)	(0.98)	(1.51)

Total distributions	(0.30)	(0.12)	(0.20)	(1.29)	(2.00)

Net asset value, end of period	$8.49	$8.60	$7.40	$5.29	$10.25

Total Return(c)	2.47%	17.97%	43.73%	(39.44)%	1.01%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,636,875	$1,485,712	$704,866	$431,278	$356,524
Net expenses to average daily net assets(d)(e)(f)	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income (loss) to average daily net assets(a)	2.27%	1.96%	2.78%	4.27%	1.63%
Portfolio turnover rate	28%	6%	34%	52%	30%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%	0.02%	0.02%	0.03%	0.02%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.00 (g)	$0.01	$0.01	$0.01	$0.00 (g)

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	Net expenses to average daily net assets were less than 0.01%.
(f)	The net expense ratio does not include the effect of expense reductions (Note 2).
(g)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	7

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO Global Equity Allocation Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks total return greater than that of its benchmark, the MSCI ACWI Index. The Fund is a fund of funds and invests primarily in shares of the GMO International Equity Funds and the GMO U.S. Equity Funds. The Fund also may invest in shares of other GMO Funds, including the GMO Fixed Income Funds, GMO Alpha Only Fund and GMO Alternative Asset Opportunity Fund (GMO Funds in which the Fund invests are collectively referred to as “underlying funds”). In addition, the Fund may hold securities directly. Although the Fund’s primary exposure is to foreign and U.S. equity investments (which may include emerging country equities, both growth and value style equities and equities of any market capitalization), the Fund also may have exposure to foreign and U.S. fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), the investment returns of commodities and, from time to time, other alternative asset classes. Under normal circumstances, the Fund invests (including through investment in the underlying funds) at least 80% of its assets in equity investments. The term “equity investments” refers to direct and indirect (e.g., through the underlying funds) investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities and depositary receipts.

The Manager uses multi-year forecasts of relative value and risk among asset classes (e.g., U.S. equity, foreign equity, emerging country equity, emerging country debt, foreign fixed income, U.S. fixed income and commodities) to select the underlying funds in which the Fund invests and to decide how much to invest in each. The Manager changes the Fund’s holdings of the underlying funds in response to changes in its investment outlook and market valuations and may use redemption/purchase activity to rebalance the Fund’s investments.

For cash management purposes, the Fund may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund normally does not take temporary defensive positions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect), or by visiting GMO’s website at www.gmo.com

8

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

2. Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows: Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 29, 2012, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.6% of net assets. The underlying funds classify such securities (levels defined below) as Level 3.

The foregoing pricing methodologies are modified for the fair value of equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivative. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund, either directly or through investments in the underlying funds, that were valued using fair value prices obtained from an independent pricing service as of February 29, 2012. These securities listed on foreign exchanges

9

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

(including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below and as described in the disclosures of the underlying funds.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	53.1%
Futures Contracts	0.2%
Swap Agreements	0.0%^

^	Rounds to 0.0%.

Typically, the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of February 29, 2012, the total value of securities held indirectly for which no alternative pricing source was available represented less than 0.1% of the net assets of the Fund.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

10

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Mutual Funds	$1,636,867,949	$—	$—	$1,636,867,949
Private Investment Fund	—	26	—	26
Short-Term Investments	51,918	—	—	51,918

Total Investments	1,636,919,867	26	—	1,636,919,893

Total	$1,636,919,867	$26	$—	$1,636,919,893

The underlying funds held at year end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s indirect investments in securities using Level 3 inputs were 0.6% of total net assets.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

On both February 29, 2012 and February 28, 2011, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes.

11

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to losses on wash sale transactions.

The tax character of distributions declared to shareholders is as follows:

	February 29, 2012	February 28, 2011

Ordinary income (including any net short-term capital gain)	$36,682,745	$19,864,018
Net long-term capital gain	18,119,720	—

Total distributions	$54,802,465	$19,864,018

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 29, 2012, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed net long-term capital gains	$15,083,018

Other Tax Attributes:
Late year ordinary loss deferral	$(4,264)

12

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,569,198,491	$76,840,603	$(9,119,201)	$67,721,402

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2009 through February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

13

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

For the year ended February 29, 2012 the premium on cash purchases and the fee on cash redemptions were each 0.13% of the amount invested or redeemed. Purchase premiums and redemption fees are paid to and retained by the Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds) as a result of the purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Fund’s net share transactions. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee at any time.

Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).

If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion.

The Manager may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

The Manager will waive or reduce the purchase premium when securities are used to purchase the Fund’s shares except to the extent that the Fund incurs transaction costs (e.g., stamp duties or transfer fees) in connection with the transfer of those securities. The Fund may waive or reduce redemption fees when it uses portfolio securities to redeem its shares. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may nonetheless charge a redemption fee equal to known or estimated costs.

Purchase premiums or redemption fees generally will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

14

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the 1940 Act and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified. Selected risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If an underlying fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. An underlying fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund and the underlying funds normally do not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

15

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Commodities Risk — To the extent an underlying fund has exposure to global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies, or that the U.S. dollar will decline in value relative to the foreign currency being hedged.

16

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Leveraging Risk — The use of reverse repurchase agreements and other derivatives and securities lending may cause the Fund’s portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Counterparty Risk — The Fund runs the risk that the counterparty to an over-the-counter (“OTC”) derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Real Estate Risk — To the extent an underlying fund concentrates its assets in real estate-related investments, the value of its portfolio is subject to factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.

• Short Sales Risk — The Fund runs the risk that an underlying fund’s loss on a short sale of securities that the underlying fund does not own is unlimited.

• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Natural Resources Risk — The Fund may invest in GMO Resources Fund (“Resources Fund”), another fund of GMO Trust. Resources Fund concentrates its investments in the natural resources sector, and so is subject to greater risks than a fund that invests in a wider variety of industries. Resources Fund is particularly exposed to adverse developments affecting issuers in the natural resources sector. In addition, the securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand factors. As a result, companies in the natural resources sector often have limited pricing power over supplies or for the products they sell which can affect their profitability. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In

17

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

addition, the natural resources sector can be especially affected by events relating to international political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, the natural resource sector can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Resources Fund’s concentration in the securities of companies with substantial natural resource assets will expose it to the price movements of natural resources to a greater extent than a more broadly diversified mutual fund. Because Resources Fund invests primarily in this economic sector, there is the risk that the Fund will perform poorly during an economic downturn or a slump in demand for natural resources.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

4.	Derivative financial instruments

At February 29, 2012, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.

5.	Fees and other transactions with affiliates

The Manager decides how to allocate the assets of the Fund among underlying funds. The Manager does not charge the Fund a management fee or shareholder service fee, but it receives management and shareholder service fees from the underlying funds in which the Fund invests. Because those fees vary from fund to fund, the levels of indirect net expenses set forth below are affected by the Manager’s asset allocation decisions.

The Manager has contractually agreed to reimburse the Fund in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including certain other expenses) exceeds 0.00% of the Fund’s average daily net assets. This agreement will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

18

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $24,020 and $10,562, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2012, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.455%	0.062%	0.517%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 29, 2012 aggregated $603,654,433 and $430,077,988, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, no shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, less than 0.01% of the shares of the Fund were held by senior management of the Manager and GMO Trust officers and none of the Fund’s shares were held by accounts for which the Manager had investment discretion.

19

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class III:	Shares	Amount	Shares	Amount
Shares sold	34,195,251	$284,107,090	81,004,335	$636,414,783
Shares issued to shareholders in reinvestment of distributions	6,036,549	47,632,532	1,914,512	15,661,020
Shares repurchased	(20,201,960)	(168,170,506)	(5,448,966)	(43,038,703)
Purchase premiums	—	304,054	—	774,495
Redemption fees	—	174,241	—	26,727

Net increase (decrease)	20,029,840	$164,047,411	77,469,881	$609,838,322

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Alpha Only Fund, Class IV	$14,851,414	$1,791,951	$854,454	$228,241	$—	$16,201,987
GMO Currency Hedged International Equity Fund, Class III	—	121,171,960	5,227,720	862,817	942,050	123,326,682
GMO Emerging Markets Fund, Class VI	238,829,624	72,560,491	51,638,118	3,856,164	29,238,924	216,367,860
GMO Flexible Equities Fund, Class VI	18,160,575	47,292,215	3,191,697	—	—	63,427,170
GMO International Core Equity Fund, Class VI	359,986,618	86,762,182	96,455,067	11,126,586	—	317,912,673
GMO International Growth Equity Fund, Class IV	127,710,937	14,347,126	93,473,741	1,259,450	—	33,921,927
GMO International Intrinsic Value Fund, Class IV	131,550,402	82,390,208	75,621,873	4,112,928	—	121,030,322

20

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Quality Fund, Class VI	519,733,118	167,752,625	94,549,681	11,168,640	—	662,574,369
GMO Short-Duration Investment Fund, Class III	142,792	460	1,758	460	—	140,804
GMO SPV I, LLC	26	—	—	—	—	26
GMO U.S. Core Equity Fund, Class VI	74,768,699	9,585,215	9,063,879	1,586,633	—	81,964,155

Totals	$1,485,734,205	$603,654,433	$430,077,988	$34,201,919	$30,180,974	$1,636,867,975

21

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO Global Equity Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Equity Allocation Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

22

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including indirect management fees, indirect shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

23

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*

Class III
1) Actual	0.52%	$1,000.00	$1,062.70	$2.67
2) Hypothetical	0.52%	$1,000.00	$1,022.28	$2.61

*	Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

24

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

For the year ended February 29, 2012, the Fund expects to elect to treat foreign taxes of $2,843,230, attributed to foreign source income of $24,465,539 from certain of its underlying investments, as if incurred directly by the Fund’s shareholders.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 33.60% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 qualified for the dividends-received deduction.

The Fund’s distributions to shareholders include $18,119,720 from long-term capital gains.

25

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

26

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

27

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

28

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President – Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 – present), Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

29

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti – Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

30

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the International Active Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO Global Focused Equity Fund does not seek to control risk relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the MSCI ACWI Index (All Country World Index) is included for comparative purposes.

Since inception on December 1, 2011, Class III shares of GMO Global Focused Equity Fund returned +10.0% for the fiscal year ended February 29, 2012, as compared with +10.5% for the MSCI ACWI Index.

Stock selection added to relative performance for the fiscal year. Stock selection in the Consumer Discretionary, Financials, and Industrials sectors helped relative performance. In particular, positions in UniCredit, Keihin Corp, and United Rentals Inc, added to returns. Stock selection in Materials subtracted from relative performance; a position in IAMGOLD Corp lagged the index.

Sector selection detracted from relative performance since the inception of the Fund, especially an underweight position in the Financials sector. The Fund’s cash holdings also subtracted from relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in

GMO Global Focused Equity Fund Class III Shares and the MSCI ACWI Index

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2012. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	91.7%
Short-Term Investments	9.1
Other	(0.8)

100.0%

Country Summary*	% of Investments
United States	31.1%
Japan	22.0
Germany	14.4
United Kingdom	9.2
Italy	9.0
France	4.8
Norway	2.9
Switzerland	2.6
Peru	2.1
Canada	1.9

100.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

Industry Group Summary	% of Equity Investments**
Energy	14.4%
Automobiles & Components	13.7
Materials	11.8
Capital Goods	11.3
Pharmaceuticals, Biotechnology & Life Sciences	10.8
Technology Hardware & Equipment	7.0
Retailing	6.7
Software & Services	4.3
Media	3.5
Food, Beverage & Tobacco	3.1
Commercial & Professional Services	3.0
Diversified Financials	2.9
Consumer Services	2.8

1

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Investment Concentration Summary — (Continued)

February 29, 2012 (Unaudited)

Industry Group Summary	% of Equity Investments**
Food & Staples Retailing	2.5%
Telecommunication Services	2.2

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as a preferred stock. This table excludes exposure to derivative contracts and ETFs, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

2

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	COMMON STOCKS — 91.7%

	Canada — 1.7%
5,200	IAMGOLD Corp	78,622

	France — 4.4%
2,168	Legrand SA	78,350
1,257	Societe BIC SA	126,152

	Total France	204,502

	Germany — 13.2%
2,527	Bayer AG (Registered)	186,927
8,111	Deutsche Telekom AG (Registered)	94,340
2,685	SAP AG	181,273
7,612	Tom Tailor Holding AG *	149,303

	Total Germany	611,843

	Italy — 8.3%
7,865	ENI SPA	180,890
16,117	Finmeccanica SPA	81,404
7,141	Lottomatica SPA *	120,920

	Total Italy	383,214

	Japan — 20.1%
8,200	Aeon Co Ltd	104,328
3,700	Daikin Industries Ltd	110,275
29,000	Hitachi Ltd	170,154
3,400	Honda Motor Co Ltd	130,586
8,900	Keihin Corp	179,937
19,000	Mitsubishi Chemical Holdings Corp	110,237
12,300	Nissan Motor Co Ltd	126,880

	Total Japan	932,397

See accompanying notes to the financial statements.	3

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Norway — 2.7%
4,346	Statoil ASA	123,956

	Peru — 1.9%
7,700	Cementos Pacasmayo SAA ADR *	89,936

	Switzerland — 2.4%
2,035	Novartis AG (Registered)	110,920

	United Kingdom — 8.4%
2,602	British American Tobacco Plc	131,246
43,071	Lupus Capital Plc	89,722
4,654	Royal Dutch Shell Plc A Shares (London)	169,343

	Total United Kingdom	390,311

	United States — 28.6%
6,300	Cisco Systems, Inc.	125,244
5,000	Comcast Corp-Class A	146,900
9,100	Dana Holding Corp *	145,600
8,100	Energy Partners Ltd *	138,024
4,100	Lazard Ltd-Class A	124,886
2,900	Navistar International Corp *	121,162
7,700	Pfizer, Inc.	162,470
1,300	Rock-Tenn Co-Class A	91,637
5,800	RTI International Metals Inc *	130,732
2,400	Target Corp	136,056

	Total United States	1,322,711

	TOTAL COMMON STOCKS (COST $3,901,365)	4,248,412

4	See accompanying notes to the financial statements.

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value		Description	Value ($)

		SHORT-TERM INVESTMENTS — 9.1%

		Time Deposits — 9.1%
USD	50,000	Australia and New Zealand Banking Group Ltd. (ANZ) Time Deposit, 0.03%, due 03/01/12	50,000
USD	50,000	Australia and New Zealand Banking Group Ltd. (ANZ) Time Deposit, 0.03%, due 03/01/12	50,000
GBP	26,807	Bank of America (Charlotte) Time Deposit, 0.10%, due 03/01/12	42,647
USD	50,000	Bank of Tokyo-Mitsubishi (Tokyo) Time Deposit, 0.03%, due 03/01/12	50,000
JPY	4,905	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/12	60
USD	50,000	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.03%, due 03/01/12	50,000
USD	29,280	Citibank (New York) Time Deposit, 0.03%, due 03/01/12	29,280
USD	50,000	Nordea Bank Norge ASA (Oslo) Time Deposit, 0.03%, due 03/01/12	50,000
USD	50,000	Royal Bank of Scotland (London) Time Deposit, 0.03%, due 03/01/12	50,000
USD	50,000	Skandinaviska Enskilda Banken, AB (Stockholm) Time Deposit, 0.03%, due 03/01/12	50,000

		Total Time Deposits	421,987

		TOTAL SHORT-TERM INVESTMENTS (COST $421,987)	421,987

		TOTAL INVESTMENTS — 100.8% (Cost $4,323,352)	4,670,399
		Other Assets and Liabilities (net) — (0.8%)	(36,306)

		TOTAL NET ASSETS — 100.0%	$4,634,093

Notes to Schedule of Investments:

ADR - American Depositary Receipt

*	Non-income producing security.

Currency Abbreviations:

GBP - British Pound

JPY - Japanese Yen

USD - United States Dollar

See accompanying notes to the financial statements.	5

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments, at value (cost $4,323,352) (Note 2)	$4,670,399
Dividends receivable	9,816
Foreign taxes receivable	1,153
Receivable for expenses reimbursed by Manager (Note 5)	29,870

Total assets	4,711,238

Liabilities:
Payable for investments purchased	10,368
Accrued capital gain taxes payable (Note 2)	204
Payable to affiliate for (Note 5):
Management fee	2,169
Shareholder service fee	542
Trustees and Trust Officers or agents unaffiliated with the Manager	10
Accrued expenses	63,852

Total liabilities	77,145

Net assets	$4,634,093

Net assets consist of:
Paid-in capital	$4,206,217
Accumulated undistributed net investment income	4,923
Accumulated net realized gain	75,803
Net unrealized appreciation	347,150

$4,634,093

Net assets attributable to:
Class III shares	$4,634,093

Shares outstanding:
Class III	210,776

Net asset value per share:
Class III	$21.99

6	See accompanying notes to the financial statements.

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Statement of Operations — Period from December 1, 2011 (commencement of operations) through February 29, 2012

Investment Income:
Dividends (net of withholding taxes of $1,237)	$14,337
Interest	50

Total investment income	14,387

Expenses:
Management fee (Note 5)	6,159
Shareholder service fee – Class III (Note 5)	1,540
Audit and tax fees	64,005
Custodian and fund accounting agent fees	8,390
Transfer agent fees	6,767
Registration fees	6,538
Legal fees	58
Miscellaneous	4,044

Total expenses	97,501
Fees and expenses reimbursed by Manager (Note 5)	(88,877)

Net expenses	8,624

Net investment income (loss)	5,763

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	75,804
Foreign currency, forward contracts and foreign currency related transactions	(841)

Net realized gain (loss)	74,963

Change in net unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains tax of $204) (Note 2)	346,843
Foreign currency, forward contracts and foreign currency related transactions	307

Net unrealized gain (loss)	347,150

Net realized and unrealized gain (loss)	422,113

Net increase (decrease) in net assets resulting from operations	$427,876

See accompanying notes to the financial statements.	7

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

Period from December 1, 2011 (commencement of operations) through February 29, 2012
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$5,763
Net realized gain (loss)	74,963
Change in net unrealized appreciation (depreciation)	347,150

Net increase (decrease) in net assets from operations	427,876

Net share transactions (Note 9):
Class III	4,206,217

Total increase (decrease) in net assets	4,634,093

Net assets:
Beginning of period	—

End of period (including accumulated undistributed net investment income of $4,923)	$4,634,093

8	See accompanying notes to the financial statements.

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout the period)

	Period from December 1, 2011 (commencement of operations) through February 29, 2012
Net asset value, beginning of period	$20.00

Income (loss) from investment operations:
Net investment income (loss)†	0.03
Net realized and unrealized gain (loss)	1.96

Total from investment operations	1.99

Net asset value, end of period	$21.99

Total Return(a)	9.95	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,634
Net expenses to average daily net assets	0.84	%*
Net investment income (loss) to average daily net assets	0.56	%*
Portfolio turnover rate	18	%††**
Fees and expenses reimbursed by the Manager to average daily net assets:	8.66	%*

(a)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover of the Fund for the period from December 1, 2011 through February 29, 2012.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	9

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

Global Focused Equity Fund (the “Fund”) which commenced operations on December 1, 2011, is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund’s investment objective is total return. The Fund may invest directly and indirectly (e.g., through underlying funds or derivatives) in equity investments traded in any of the world’s securities markets, including emerging markets. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in equity investments. The term equity investments refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and equity income trusts. The Fund is permitted to make equity investments of all types, including equity investments issued by foreign and/or U.S. companies, growth and/or value style equities, and equity investments of companies of any market capitalization. In addition, the Fund is not limited in how much it may invest in any market or in the types of equity investments it may pursue, and it may often invest all its assets in a limited number of equity investments of companies in a single country and/or capitalization range. The Fund could experience material losses from a single investment.

The Manager anticipates that the Fund will focus its investments in a limited number (30-50) of securities that the Manager believes offer the most attractive investment opportunities across U.S. and foreign equity markets. The Manager does not seek to manage the Fund to, or control the Fund’s risk relative to, any index or benchmark.

The Manager selects investments using fundamental analysis that is informed by a disciplined quantitative screening process. The Manager analyzes companies for financial, operational and managerial strength and compares them to their global, regional and local industry peers. As part of the investment process, the Manager frequently meets with management and/or visits companies. The Fund may hold up to 20% of its assets in cash or cash equivalents. To the extent the Fund holds cash or cash equivalents, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter (“OTC”) derivatives, including, without limitation, futures and options. The Fund’s foreign currency exposure may differ from the currency exposure of its equity investments. In addition, the Fund may lend its portfolio securities.

For cash management purposes, the Fund may invest in U.S. Treasury Fund and unaffiliated money market funds.

10

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing pricing methodologies are modified for the fair value of equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service as of February 29, 2012. These securities listed on foreign exchanges (including the value of equity

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GMO Global Focused Equity Fund

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February 29, 2012

securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	59.5%

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs such as fair value adjustments provided by an independent pricing service and applied to equity securities, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives, due to market events that have occurred since the local market close but prior to the close of the NYSE.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

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GMO Global Focused Equity Fund

(A Series of GMO Trust)

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February 29, 2012

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Common Stocks
Canada	$78,622	$—	$—	$78,622
France	—	204,502	—	204,502
Germany	—	611,843	—	611,843
Italy	—	383,214	—	383,214
Japan	—	932,397	—	932,397
Norway	—	123,956	—	123,956
Peru	89,936	—	—	89,936
Switzerland	—	110,920	—	110,920
United Kingdom	—	390,311	—	390,311
United States	1,322,711	—	—	1,322,711

TOTAL COMMON STOCKS	1,491,269	2,757,143	—	4,248,412

Short-Term Investments	421,987	—	—	421,987

Total Investments	1,913,256	2,757,143	—	4,670,399

Total	$1,913,256	$2,757,143	$—	$4,670,399

For the period ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

On both February 29, 2012 and December 1, 2011 (commencement of operations), the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized

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GMO Global Focused Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the period ended February 29, 2012, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the period ended February 29, 2012 there were no significant adjustments due to differences between U.S. GAAP and tax accounting.

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(A Series of GMO Trust)

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February 29, 2012

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 29, 2012, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$80,079

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$4,322,704	$447,890	$(100,195)	$347,695

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the period ended February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

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GMO Global Focused Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds.

Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s custodian and fund accounting agent. State Street Bank and Trust Company (“State Street”) serves as the Fund’s transfer agent. BBH’s and State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future

16

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and mid-cap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

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GMO Global Focused Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically

18

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

“buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in Note 3, “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters

19

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses.

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GMO Global Focused Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

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GMO Global Focused Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are

22

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses in the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

23

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees) and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.60% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including shareholder service fees and certain other expenses) exceeds 0.60% of the Fund’s average daily

24

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

net assets. In addition, the Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover specified costs that the Fund may incur as a result of investing in U.S. Treasury Fund. These agreements will continue through at least September 13, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $0 and $10, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2012 aggregated $4,500,958 and $675,397, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, 68.79% of the outstanding shares of the Fund were held by two shareholders. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, 89.83% of the Fund shares were held by senior management of the Manager and GMO Trust officers and none of the Fund’s shares were held by accounts for which the Manager had investment discretion.

25

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Period from December 1, 2011 (commencement of operations) through February 29, 2012
Class III:	Shares	Amount

Shares sold	210,776	$4,206,217

Net increase (decrease)	210,776	$4,206,217

26

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO Global Focused Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Focused Equity Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the period December 1, 2011 (commencement of operations) through February 29, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, brokers and transfer agent, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

27

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, December 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table for the class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for the class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

28

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred(a)
1) Actual	0.84%	$1,000.00	$1,099.50	$2.17
2) Hypothetical	0.84%	$1,000.00	$1,010.23	$2.08

(a)	For the period December 1, 2011 (commencement of operations) through February 29, 2012. Expense is calculated using the Class’s annualized net expense ratio for the period ended February 29, 2012, multiplied by the average account value over the period, multiplied by 90 days in the period, divided by 366 days in the year.

29

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Board Review of Management Agreement

February 29, 2012 (Unaudited)

In determining to approve the initial management agreement of the Fund, the Trustees, all but one of whom is not an “interested person” of GMO Trust (the “Trust”), considered information that they believed, in light of the legal advice furnished to them, to be relevant. At meetings on June 14, 2011 and September 8, 2011, the Trustees discussed materials provided by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager”) to the Trustees for purposes of considering the Manager’s proposal to establish the Fund as a new series of the Trust and the proposed new management agreement between the Trust, on behalf of the Fund, and the Manager. During the meetings, the Trustees met with members of the Manager’s International Active Division, the investment division that would be responsible for day-to-day management of the Fund.

At meetings throughout the year, the Trustees had considered information relevant to approval of the Fund’s management agreement, including information provided at meetings with the Manager’s investment advisory personnel (including members of the Manager’s International Active Division) with respect to other series of the Trust (collectively, the “funds”). In addition to that information the Trustees considered information provided by the Manager relating to the education, experience, and number of investment professionals and other personnel who would be providing services under the Fund’s management agreement and information concerning the investment philosophy of, and investment process to be applied by, the Manager in managing the Fund’s portfolio and the level of skill required. In evaluating that information, the Trustees focused particularly on the Manager’s internal resources and the time and attention to be devoted by the Manager’s senior management to the Fund. The Trustees considered the business reputation of the Manager and its professional liability insurance coverage.

Since the Fund had not yet commenced operations, the Trustees were unable to consider its performance. However, the Trustees considered the qualifications and experience of the International Active Division personnel, the support those personnel received from the Manager, the investment techniques that would be used by the Manager to manage the Fund’s investments, and the overall competence of the Manager.

The Trustees gave substantial consideration to the fees to be paid to the Manager under the Fund’s management and shareholder servicing agreements. The Trustees considered information prepared by a third-party data service concerning fees paid to managers of funds deemed to have similar objectives. In evaluating the Fund’s management and shareholder servicing fee arrangements, the Trustees took into account the sophistication of the investment techniques to be used to manage the Fund. Since the Fund had not yet commenced operations, the Trustees were unable to review the Manager’s profitability with respect to the Fund. The Trustees did, however, consider how the proposed fees compared to fees paid by other international equity funds of the Trust and so-called “fallout benefits” to the Manager and also possible reputational value to be derived from serving as investment manager to the Fund. The Trustees also considered that the fee to be charged under the Fund’s management agreement would be based on services to be provided by the Manager that would be in addition to, rather than duplicative of, services to be provided under the management agreements of exchange-traded funds (“ETFs”) and other funds, including other funds of the Trust, in which the Fund may invest. As the Fund had not yet commenced operations, the Trustees did not consider possible economies of scale to the Manager associated with managing the

30

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Board Review of Management Agreement — (Continued)

February 29, 2012 (Unaudited)

Fund. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the agreement, that the management fee to be charged to the Fund was reasonable.

In assessing the nature and quality of the services provided by the Manager, the Trustees considered a range of factors. The Trustees considered the rigor and discipline with which the Manager would be managing the Fund and the extent and quality of the resources, including human resources, to be brought to bear by the Manager. The Trustees also considered the extent and quality of the non-investment advisory services to be provided by the Manager, including financial reporting, legal, compliance and administrative services. The Trustees evaluated the Manager’s record with respect to regulatory compliance and compliance with the investment policies of other funds of the Trust. The Trustees also considered the procedures of the Manager designed to fulfill the Manager’s fiduciary duty to the Fund with respect to possible conflicts of interest, including the Manager’s code of ethics (regulating the personal trading of its officers and employees), the procedures by which the Manager allocates trades among its investment advisory clients, the systems in place to ensure compliance with the foregoing, and the record of the Manager in these matters. The Trustees also took into account information concerning the Manager’s practices with respect to the execution of portfolio transactions that they received over the course of the year. Finally, the Trustees considered the Manager’s practices and record with respect to the resolution of trading, net asset value determination, and other errors.

The Trustees considered the scope of the services to be provided by the Manager to the Fund under the management agreement. The Trustees noted that the Trust’s counsel had advised (and independent legal counsel had confirmed) that, in their experience, the standard of care set forth in the management agreement was typical for mutual fund management agreements. The Trustees noted that the scope of the Manager’s services to the Fund would be consistent with the Fund’s operational requirements, including, in addition to seeking to achieve the Fund’s investment objective, compliance with the Fund’s investment restrictions, tax and reporting requirements, and shareholder services. The Trustees considered the Manager’s oversight of non-advisory services to be provided by persons other than the Manager, considering, among other things, the Fund’s estimated total expenses, the Manager’s proposed contractual expense reimbursement arrangement with respect to the Fund, and the reputation of the Fund’s other service providers.

After reviewing these factors, among others, the Trustees concluded, within the context of their overall conclusions regarding the agreement, that the nature, extent, and quality of services to be provided supported the approval of the Fund’s management agreement.

Following their review, on September 8, 2011, the Trustees who were not “interested persons” of the Trust, in their capacity as such, and then all Trustees voting together, based on their evaluation of all factors that they deemed to be material, including those factors described above, approved the Fund’s initial management agreement for an initial period ending on the second anniversary of the agreement’s execution.

31

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

32

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

33

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

34

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief
Financial Officer, GMO
Series Trust (May 2011 –
present); Head of Fund
Administration (December
2006 – present), Fund
Administration Staff
(June 2004 – November
2006), Grantham, Mayo,
Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO
Series Trust (November
2011 – present); Fund
Administrator, Grantham,
Mayo, Van Otterloo &
Co. LLC (April 2007 –
present); Vice President
and Senior Tax Manager,
Massachusetts Financial
Services Company (January
2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO
Series Trust (November
2011 – present); Fund
Administrator, Grantham,
Mayo, Van Otterloo &
Co. LLC (May 2009 –
present); Treasurer and
Chief Compliance
Officer, Hambrecht &
Quist Capital Management
LLC (April 2007 – April
2009); Senior Manager,
PricewaterhouseCoopers
LLP (2003 – 2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

35

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO
Series Trust (November
2011 – present); Fund
Administrator, Grantham,
Mayo, Van Otterloo &
Co. LLC (August 2009 –
present); Audit Senior at
Deloitte (August 2007 –
August 2009); Audit
Staff at Deloitte (January
2005 – August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer,
GMO Series Trust
(August 2011 – present);
Chief Compliance Officer,
Grantham, Mayo, Van
Otterloo & Co. LLC
(July 2009 – present);
Senior Vice President and
Deputy General Counsel
(January 2007 – July
2009), Vice President and
Associate General Counsel
(February 2006 – December
2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President – Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November
2011 – present), Chief
Legal Officer (September
2011 – present), Clerk
(May 2011 – present),
GMO Series Trust; Legal
Counsel, Grantham, Mayo,
Van Otterloo & Co. LLC
(since February 2006 –
present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

36

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and
Assistant Clerk, GMO
Series Trust (November
2011 – present); Legal
Counsel, Grantham,
Mayo, Van Otterloo &
Co. LLC (January 2007 –
present); Attorney,
Goodwin Procter LLP
(September 2003 – January
2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

37

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Inflation Indexed Plus Bond Fund returned +16.9% for the fiscal year ended February 29, 2012, as compared with +14.6% for the Barclays Capital U.S. Treasury Inflation Notes Index.

The Fund’s direct investment exposures were achieved primarily through bond positions and partially through derivatives. Indirect investment exposure was achieved through its investment in underlying GMO Trust mutual funds, primarily GMO Short-Duration Collateral Fund (SDCF), GMO World Opportunity Overlay Fund (Overlay Fund), and GMO Emerging Country Debt Fund (ECDF).

The Fund outperformed the benchmark during the fiscal year by 2.3%. Developed markets interest-rate positioning (primarily through exchange-traded futures and interest-rate swaps) led fiscal year gains, followed by contributions from developed markets currency selection (primarily through currency forwards and options). Exposures to asset-backed securities held indirectly through SDCF and Overlay Fund detracted during the fiscal year.

Developed markets interest-rate positioning drove fiscal year gains: contributions from U.S., Swiss, Canadian, eurozone, Australian, and opportunistic positions more than offset losses from U.K., Swedish, and Japanese positions.

In developed markets currency selection, euro, Australian dollar, and Japanese yen positions drove gains, although this performance was offset somewhat by British sterling, Swiss franc, and Canadian dollar positions.

Asset-backed securities held indirectly through SDCF and Overlay Fund detracted during the fiscal year. While many asset-backed securities performed well, spreads on U.S. government guaranteed student loans widened in connection with the U.S. Treasury downgrade. Further, subprime mortgages were impacted negatively throughout the fiscal year. SDCF and Overlay Fund experienced credit downgrades during the fiscal year: SDCF had 49 securities downgraded during the fiscal year, and Overlay Fund had 22, representing 13% and 7% of their respective market values from the beginning of the fiscal year. At fiscal year-end, 34% of SDCF’s portfolio was rated AAA and 23% of Overlay Fund’s asset-backed holdings were rated AAA. Further, 25% of SDCF’s portfolio was rated below BBB at fiscal year-end, and 35% of Overlay Fund’s asset-backed holdings were rated below BBB.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in

GMO Inflation Indexed Plus Bond Fund Class III Shares and the

Barclays Capital U.S. Treasury Inflation Notes Index

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2012. All information is unaudited. Performance for classes may vary due to different fees.

*	For the period from May 31, 2006 to June 29, 2006, no Class III shares were outstanding. Performance for that period is that of Class VI, which has lower expenses. Therefore, the performance shown is higher than it would have been if Class III had been outstanding.

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	88.1%
Short-Term Investments	12.9
Options Purchased	0.4
Swap Agreements	0.2
Loan Participations	0.2
Loan Assignments	0.1
Forward Currency Contracts	0.1
Rights/Warrants	0.0 ^
Written Options	0.0 ^
Futures Contracts	(0.1)
Reverse Repurchase Agreements	(1.5)
Other	(0.4)

100.0%

Country / Region Summary**	% of Investments
United States	110.1%
Japan	6.4
Emerging***	3.9
Euro Region****	1.8
Denmark	0.0 ^
New Zealand	0.0 ^
Norway	0.0 ^
South Africa	0.0 ^
United Kingdom	(0.2)
Switzerland	7.3
Australia	(4.2)
Sweden	(6.2)
Canada	(18.9)

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**

The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (directly and indirectly). Duration is based on the Manager’s models.

1

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Investments Concentration Summary — (Continued)

February 29, 2012 (Unaudited)

The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration-adjusted exposure using a reference security and applying the same methodology to that security.

***	The “Emerging” exposure is associated only with investments in the GMO Emerging Country Debt Fund, which is exposed to emerging countries primarily comprised of: Venezuela, Mexico, Argentina, Philippines, Turkey, Brazil, Russia, Indonesia, Columbia and Congo. Additional information about the Fund's emerging country exposure is available in the financial statemets of the GMO Emerging Country Debt Fund.

****	The “Euro Region” is comprised of Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia and Spain.

^	Rounds to 0.0%.

2

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(Showing percentage of total net assets)

February 29, 2012

Par Value ($) / Shares	Description	Value ($)

	DEBT OBLIGATIONS — 35.5%

	U.S. Government — 35.5%
533,215	U.S. Treasury Inflation Indexed Bond, 1.25%, due 04/15/14 (a)	568,791
1,253,028	U.S. Treasury Inflation Indexed Bond, 2.13%, due 02/15/40 (a)	1,719,976
1,994,320	U.S. Treasury Inflation Indexed Bond, 0.13%, due 01/15/22 (a)	2,075,184
2,155,176	U.S. Treasury Inflation Indexed Bond, 2.38%, due 01/15/25 (a)	2,796,845
44,488	U.S. Treasury Inflation Indexed Note, 2.00%, due 04/15/12 (a)(b)	44,857
2,092,788	U.S. Treasury Inflation Indexed Note, 0.63%, due 04/15/13 (a)	2,162,438

	Total U.S. Government	9,368,091

	TOTAL DEBT OBLIGATIONS (COST $8,913,626)	9,368,091

	MUTUAL FUNDS — 57.7%

	Affiliated Issuers — 57.7%
103,357	GMO Emerging Country Debt Fund, Class IV	990,156
1,338,468	GMO Short-Duration Collateral Fund	7,977,269
28,918	GMO Special Purpose Holding Fund (c)	14,459
36,277	GMO U.S. Treasury Fund	906,921
223,733	GMO World Opportunity Overlay Fund	5,369,586

	Total Affiliated Issuers	15,258,391

	TOTAL MUTUAL FUNDS (COST $14,112,110)	15,258,391

	SHORT-TERM INVESTMENTS — 5.6%

	Money Market Funds — 1.6%
434,773	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (d)	434,773

See accompanying notes to the financial statements.	3

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(Showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	U.S. Government — 4.0%
1,050,000	U.S. Treasury Bill, 0.13%, due 10/18/12 (b)(e)	1,049,090

	TOTAL SHORT-TERM INVESTMENTS (COST $1,484,045)	1,483,863

	TOTAL INVESTMENTS — 98.8% (Cost $24,509,781)	26,110,345
	Other Assets and Liabilities (net) — 1.2%	303,841

	TOTAL NET ASSETS — 100.0%	$26,414,186

A summary of outstanding financial instruments at February 29, 2012 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
5/01/12	Citibank N.A.	AUD	1,400,000	$1,491,213	$7,212
3/06/12	Citibank N.A.	CAD	500,000	505,277	12,854
3/06/12	Deutsche Bank AG	CAD	300,000	303,166	9,287
4/10/12	Deutsche Bank AG	EUR	200,000	266,502	(833)
3/20/12	Credit Suisse International	GBP	200,000	318,139	2,259
3/20/12	Deutsche Bank AG	GBP	100,000	159,070	482
4/17/12	Citibank N.A.	JPY	40,000,000	492,259	(25,206)
4/24/12	Barclays Bank PLC	NOK	3,600,000	642,631	16,463
3/27/12	Citibank N.A.	NZD	200,000	166,604	(365)
3/27/12	Deutsche Bank AG	NZD	700,000	583,116	20,108
3/13/12	Deutsche Bank AG	SEK	6,800,000	1,027,236	50,937

				$5,955,213	$93,198

4	See accompanying notes to the financial statements.

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Forward Currency Contracts — continued

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Sales #
5/01/12	Citibank N.A.	AUD	100,000	$106,515	$1,105
3/06/12	Citibank N.A.	CAD	600,000	606,332	(9,246)
3/06/12	Deutsche Bank AG	CAD	400,000	404,222	(8,373)
4/03/12	Deutsche Bank AG	CHF	600,000	663,424	(8,402)
4/10/12	Deutsche Bank AG	EUR	1,400,000	1,865,514	(29,134)
3/20/12	Credit Suisse International	GBP	500,000	795,349	(19,282)
3/20/12	Deutsche Bank AG	GBP	200,000	318,139	(4,059)
4/17/12	Citibank N.A.	JPY	60,000,000	738,388	19,664
3/27/12	Citibank N.A.	NZD	100,000	83,302	284
3/13/12	Barclays Bank PLC	SEK	1,200,000	181,277	(6,845)
3/13/12	Deutsche Bank AG	SEK	3,800,000	574,044	(12,149)

				$6,336,506	$(76,437)

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Value	Net Unrealized Appreciation (Depreciation)
Buys
2	Euro Bund	March 2012	$374,262	$8,952
1	Japanese Government Bond 10 Yr. (TSE)	March 2012	1,763,405	4,920
16	U.S. Treasury Note 10 Yr. (CBT)	June 2012	2,095,250	(6,413)

			$4,232,917	$7,459

Sales
7	Australian Government Bond 10 Yr.	March 2012	$878,291	$6,591
32	Canadian Government Bond 10 Yr.	June 2012	4,307,711	(34,732)
8	U.S. Treasury Note 2 Yr. (CBT)	June 2012	1,761,875	478
1	U.S. Treasury Bond 30 Yr. (CBT)	June 2012	141,656	880

			$7,089,533	$(26,783)

See accompanying notes to the financial statements.	5

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Reverse Repurchase Agreements

Average balance outstanding	$4,548,00
Average interst rate	0.19%
Maximum balance outsanding	$(6,570,000)

Average balance outstanding was calculated based on daily face value balance outstanding during the period that the Fund has entered into reverse repurchase agreements. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Swap Agreements

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Net Unrealized Appreciation (Depreciation)
1,400,000	CHF	3/21/2022	Barclays Bank PLC	Receive	1.80%	6 Month CHF LIBOR	$113,235
700,000	SEK	3/21/2022	Barclays Bank PLC	(Pay)	2.90%	3 Month SEK STIBOR	(3,062)
6,300,000	SEK	3/21/2022	JPMorgan Chase Bank, N.A.	(Pay)	2.90%	3 Month SEK STIBOR	(27,555)

							$82,618

					Premiums to (Pay) Receive		$16,977

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation (Depreciation)
16,000,000	USD	4/4/2012	Barclays Bank PLC	0.19% of notional amount	Barclays TIPS Total Return Index (a)	$286,912

					Premiums to (Pay) Receive	$—

As of February 29, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

6	See accompanying notes to the financial statements.

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Notes to Schedule of Investments:

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

TIPS - Treasury Inflation Protected Securities

(a)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(b)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(c)	Underlying investment represents interests in defaulted claims. See “Other matters” in Notes to Financial Statements for additional information.

(d)	The rate disclosed is the 7 day net yield as of February 29, 2012. Note: Yield rounds to 0.00%.

(e)	Rate shown represents yield-to-maturity.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

See accompanying notes to the financial statements.	7

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments in unaffiliated issuers, at value (cost $10,397,671) (Note 2)	$10,851,954
Investments in affiliated issuers, at value (cost $14,112,110) (Notes 2 and 10)	15,258,391
Receivable for investments sold	519,829
Dividends and interest receivable	15,700
Unrealized appreciation on open forward currency contracts (Note 4)	140,655
Due from broker on open futures contracts	17,151
Receivable for open swap agreements (Note 4)	400,147
Receivable for expenses reimbursed by Manager (Note 5)	20,403

Total assets	27,224,230

Liabilities:
Payable for investments purchased	509,212
Payable to affiliate for (Note 5):
Management fee	5,250
Shareholder service fee	2,905
Trustees and Trust Officers or agents unaffiliated with the Manager	352
Payable for variation margin on open futures contracts (Note 4)	22,370
Unrealized depreciation on open forward currency contracts (Note 4)	123,894
Payable for open swap agreements (Note 4)	30,617
Accrued expenses	115,444

Total liabilities	810,044

Net assets	$26,414,186

8	See accompanying notes to the financial statements.

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012 — (Continued)

Net assets consist of:
Paid-in capital	$74,739,234
Accumulated undistributed net investment income	64,845
Accumulated net realized loss	(50,374,338)
Net unrealized appreciation	1,984,445

$26,414,186

Net assets attributable to:
Class III shares	$23,161,703

Class VI shares	$3,252,483

Shares outstanding:
Class III	1,560,395

Class VI	218,872

Net asset value per share:
Class III	$14.84

Class VI	$14.86

See accompanying notes to the financial statements.	9

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Interest	$1,207,990
Dividends from affiliated issuers (Note 10)	744,076
Dividends from unaffiliated issuers	22

Total investment income	1,952,088

Expenses:
Management fee (Note 5)	227,386
Shareholder service fee – Class III (Note 5)	70,697
Shareholder service fee – Class VI (Note 5)	24,103
Audit and tax fees	97,490
Custodian, fund accounting agent and transfer agent fees	86,038
Legal fees	6,884
Trustees fees and related expenses (Note 5)	1,692
Interest expense (Note 2)	842
Registration fees	644
Miscellaneous	11,566

Total expenses	527,342
Fees and expenses reimbursed by Manager (Note 5)	(199,768)
Expense reductions (Note 2)	(21)
Indirectly incurred fees waived or borne by Manager (Note 5)	(12,762)
Shareholder service fee waived (Note 5)	(3,013)

Net expenses	311,778

Net investment income (loss)	1,640,310

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,295,721
Investments in affiliated issuers	3,997,095
Realized gains distributions from affiliated issuers (Note 10)	1,002
Futures contracts	168,319
Written options	412,106
Swap agreements	12,612,554
Foreign currency, forward contracts and foreign currency related transactions	(391,354)

Net realized gain (loss)	19,095,443

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	439,739
Investments in affiliated issuers	(4,521,889)
Futures contracts	(9,976)
Written options	(379,272)
Swap agreements	(458,664)
Foreign currency, forward contracts and foreign currency related transactions	458,749

Net unrealized gain (loss)	(4,471,313)

Net realized and unrealized gain (loss)	14,624,130

Net increase (decrease) in net assets resulting from operations	$16,264,440

10	See accompanying notes to the financial statements.

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,640,310	$4,103,672
Net realized gain (loss)	19,095,443	28,057,684
Change in net unrealized appreciation (depreciation)	(4,471,313)	14,625,022

Net increase (decrease) in net assets from operations	16,264,440	46,786,378

Distributions to shareholders from:
Net investment income
Class III	(5,256,727)	(1,864,727)
Class VI	(4,393,149)	(7,636,155)

Total distributions from net investment income	(9,649,876)	(9,500,882)

Net realized gains
Class III	(10,168,618)	(3,079,112)
Class VI	(9,542,188)	(12,200,679)

Total distributions from net realized gains	(19,710,806)	(15,279,791)

	(29,360,682)	(24,780,673)

Net share transactions (Note 9):
Class III	(41,021,918)	(8,805,726)
Class VI	(71,200,503)	(266,555,940)

Increase (decrease) in net assets resulting from net share transactions	(112,222,421)	(275,361,666)

Total increase (decrease) in net assets	(125,318,663)	(253,355,961)

Net assets:
Beginning of period	151,732,849	405,088,810

End of period (including accumulated undistributed net investment income of $64,845 and $4,504,333, respectively)	$26,414,186	$151,732,849

See accompanying notes to the financial statements.	11

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010	2009		2008
Net asset value, beginning of period	$19.52		$18.40		$14.88	$23.52		$25.47

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.31		0.22		0.25	0.82		1.13
Net realized and unrealized gain (loss)	2.58		2.25		4.45	(6.90)		(0.21)

Total from investment operations	2.89		2.47		4.70	(6.08)		0.92

Less distributions to shareholders:
From net investment income	(1.92)		(0.51)		(0.72)	(2.56)		(2.81)
From net realized gains	(5.65)		(0.84)		—	—		(0.06)
Return of capital	—		—		(0.46)	—		—

Total distributions	(7.57)		(1.35)		(1.18)	(2.56)		(2.87)

Net asset value, end of period	$14.84		$19.52		$18.40	$14.88		$23.52

Total Return(b)	16.87%		13.55%		32.96%	(26.89)%		3.95%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$23,162		$71,856		$76,048	$114,859		$137,492
Net operating expenses to average daily net assets(c)	0.39	%(d)	0.39	%(d)	0.38%	0.39	%(d)	0.37	%(d)
Interest expense to average daily net assets(e)	0.00	%(f)	0.00	%(f)	—	—		0.07%
Total net expenses to average daily net assets(c)	0.39	%(d)	0.39	%(d)	0.38%	0.39	%(d)	0.44	%(d)
Net investment income (loss) to average daily net assets(a)	1.65%		1.13%		1.50%	4.17%		4.51%
Portfolio turnover rate	69%		81%		44%	56%		131%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.30%		0.12%		0.10%	0.11%		0.06%
Redemption fees consisted of the following per share amounts:†	$—		$—		$0.00 (g)	$0.01		$—

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(f)	Interest expense was less than 0.01% to average daily net assets.
(g)	Redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

12	See accompanying notes to the financial statements.

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)

(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010	2009		2008
Net asset value, beginning of period	$19.52		$18.39		$14.87	$23.51		$25.48

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.39		0.24		0.26	1.37		1.38
Net realized and unrealized gain (loss)	2.53		2.25		4.45	(7.43)		(0.45)

Total from investment operations	2.92		2.49		4.71	(6.06)		0.93

Less distributions to shareholders:
From net investment income	(1.93)		(0.52)		(0.72)	(2.58)		(2.84)
From net realized gains	(5.65)		(0.84)		—	—		(0.06)
Return of capital	—		—		(0.47)	—		—

Total distributions	(7.58)		(1.36)		(1.19)	(2.58)		(2.90)

Net asset value, end of period	$14.86		$19.52		$18.39	$14.87		$23.51

Total Return(b)	17.05%		13.71%		33.05%	(26.82)%		4.00%

Ratios/Supplemental Data:
Net assets, end of period (000's)	$3,252		$79,877		$329,041	$252,911		$90,360
Net operating expenses to average daily net assets(c)	0.29	%(d)	0.29	%(d)	0.29%	0.30	%(d)	0.29	%(d)
Interest expense to average daily net assets(e)	0.00	%(f)	0.00	%(f)	—	—		0.07%
Total net expenses to average daily net assets(c)	0.29	%(d)	0.29	%(d)	0.29%	0.30	%(d)	0.36	%(d)
Net investment income (loss) to average daily net assets(a)	1.97%		1.21%		1.54%	7.73%		5.48%
Portfolio turnover rate	69%		81%		44%	56%		131%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.17%		0.10%		0.10%	0.09%		0.06%
Redemption fees consisted of the following per share amounts:†	$—		$—		$0.00 (g)	$—		$—

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2)
(e)	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(f)	Interest expense was less than 0.01% to average daily net assets.
(g)	Redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	13

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO Inflation Indexed Plus Bond Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks total return in excess of that of its benchmark, the Barclays Capital U.S. Treasury Inflation Notes Index. The Fund’s investment program has two principal components. One component seeks to replicate the Fund’s benchmark. The second component seeks to add value relative to the Fund’s benchmark by taking positions that may be unrelated to its benchmark in global interest rate, currency and credit markets (particularly in asset-backed and emerging country debt markets). These positions can cause the Fund’s performance to differ significantly from that of its benchmark.

In deciding on what positions to take in global interest rate and currency markets, and for the size of those positions, the Manager considers fundamental factors (e.g., inflation and current account positions) as well as price-based factors (e.g., interest and exchange rates). The Manager assesses the relative values across global interest rate and currency markets, and considers the merits of overweighting or underweighting positions in currencies and interest rates. The Manager also may consider the relative attractiveness of yield curve and duration positions in these markets.

In selecting credit investments, the Manager uses fundamental investment techniques to assess the expected performance of these investments relative to the Fund’s benchmark.

In implementing these strategies, the Fund may hold or invest in: derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, reverse repurchase agreements, credit default swaps and other swap contracts (to generate a return comparable to the Fund’s benchmark and to gain exposure to inflation indexed bonds and/or the global interest rate, credit and currency markets); inflation indexed bonds issued by the U.S. government (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) and foreign governments and their agencies or instrumentalities (as well as bonds neither guaranteed nor insured by the U.S. and/or foreign governments) and inflation indexed bonds issued by corporations; non-inflation indexed (or nominal) fixed income securities issued by the U.S. and foreign governments and their agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. government) and by corporations (to gain direct exposure to such securities and/or for use as part of a synthetic position); shares of GMO Short-Duration Collateral Fund (“SDCF”) (to have exposure to asset-backed securities); shares of GMO World Opportunity Overlay Fund (“Overlay Fund”) (to gain exposure to the global interest rate, credit and currency markets); shares of GMO Emerging Country Debt Fund (“ECDF”) (to gain exposure to emerging country debt markets);

14

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

shares of GMO U.S. Treasury Fund and unaffiliated money market funds (for cash management purposes); shares of GMO High Quality Short-Duration Bond Fund (to seek to generate a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and foreign debt investments); and shares of GMO Debt Opportunities Fund (to gain exposure to global credit markets).

The Fund, primarily through its investments in shares of SDCF, Overlay Fund and ECDF, has and is expected to continue to have material exposures to below investment grade U.S. asset-backed and emerging country debt securities. The Fund is not limited in its use of derivatives or in the absolute face value of its derivatives positions, and, as a result, the Fund may be leveraged in relation to its assets.

Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds (the “underlying funds”) or derivatives) at least 80% of its assets in inflation indexed bonds. The term “inflation indexed bonds” includes instruments that are “linked” to general measures of inflation because their principal and/or interest components change with general movements of inflation in the country of issue.

The Fund, if deemed prudent by the Manager, will take temporary defensive measures until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with the Fund’s normal investment strategies. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

Throughout the year ended February 29, 2012 the Fund had two classes of shares outstanding: Class III and Class VI. Each class of shares bears a different shareholder service fee.

The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or at gmo.com. As of February 29, 2012, shares of GMO Special Purpose Holding Fund (“SPHF”) and Overlay Fund were not publicly available.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

15

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Portfolio valuation

Typically, the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of February 29, 2012, the total value of securities held directly and/or indirectly for which no alternative pricing source was available represented 3.7% of the net assets of the Fund. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value.

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use the prior days’ quote to value that debt instrument. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 29, 2012, the total value of securities held directly and/or indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.2% of net assets. The Fund and/or underlying funds classify such securities (levels defined below) as Level 3. For the year ended February 29, 2012, the Fund did not reduce the value of any of its over-the-counter (“OTC”) derivatives contracts based on the creditworthiness of its counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

16

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs such as most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
U.S. Government	$—	$9,368,091	$—	$9,368,091

TOTAL DEBT OBLIGATIONS	—	9,368,091	—	9,368,091

17

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

ASSET VALUATION INPUTS — continued
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds	$15,243,932	$14,459	$—	$15,258,391
Short-Term Investments	1,483,863	—	—	1,483,863

Total Investments	16,727,795	9,382,550	—	26,110,345

Derivatives *
Forward currency contracts
Foreign currency risk	—	140,655	—	140,655
Futures contracts
Interest rate risk	21,821	—	—	21,821
Swap agreements
Interest rate risk	—	400,147	—	400,147

Total	$16,749,616	$9,923,352	$—	$26,672,968

LIABILITY VALUATION INPUTS
Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives *
Forward currency contracts Foreign currency risk	$—	$(123,894)	$—	$(123,894)
Futures contracts Interest rate risk	(41,145)	—	—	(41,145)
Swap agreements Interest rate risk	—	(30,617)	—	(30,617)

Total	$(41,145)	$(154,511)	$—	$(195,656)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

18

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The underlying funds held at year end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s direct and/or indirect investments in securities and derivative financial instruments using Level 3 inputs were 28.5% and (0.1)% of total net assets, respectively.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

On both February 29, 2012 and February 28, 2011, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Loan agreements

The Fund may invest in loans to corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, the Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When the Fund purchases assignments of loans, it acquires direct rights against the borrower. The Fund had no loan agreements outstanding at the end of the year.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an

19

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the year.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the year.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an

20

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund has adopted a tax year-end of December 31. Unless otherwise indicated, all applicable tax disclosures reflect tax adjusted balances as of December 31, 2011. The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, differing treatment of accretion and amortization, foreign currency transactions, and partnership interest tax allocations.

The tax character of distributions declared to shareholders is as follows:

	December 31, 2011	December 31, 2010
Ordinary income (including any net short-term capital gain)	$21,304,339	$22,451,803
Net long-term capital gain	8,056,343	2,328,870

Total distributions	$29,360,682	$24,780,673

21

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of December 31, 2011, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$308,815
Undistributed net long-term capital gain	$697,106

Other Tax Attributes:
Capital loss carryforwards	$(27,155,420)

As of December 31, 2011, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Due to recent tax law changes, net capital losses recognized in taxable years beginning after December 31, 2010 shall be carried forward indefinitely and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses realized in years beginning prior to December 31, 2010. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Utilization of the capital loss carryforwards, post-October capital losses, and losses realized subsequent to December 31, 2011, if any, could be subject to further limitations imposed by the Code related to share ownership activity. As of December 31, 2011, the capital loss carryforwards disclosed below were permanently reduced by $7,561,419 due to Fund share ownership activity. The Fund’s capital loss carryforwards expire as follows:

	Short-Term	Long-Term	Total
December 31, 2015	$(19,103,741)	Not Applicable	$(19,103,741)
December 31, 2016	(5,431,084)	Not Applicable	(5,431,084)
No Expiration Date	(2,620,595)	$—	(2,620,595)

Total	$(27,155,420)	$—	$(27,155,420)

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$50,144,946	$760,716	$(24,795,317)	$(24,034,601)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain

22

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of December 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the periods ended December 31, 2008 through December 31, 2011.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

23

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Other matters

SPHF, an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the year ended February 29, 2012, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the 1940 Act and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads. In addition, increases in real interest rates may not be accompanied by increases in nominal interest rates. In such instances, the value of inflation indexed bonds may experience greater declines than non-inflation indexed (or nominal) fixed income investments with similar maturities. There can be no assurance that the value of the Fund’s inflation indexed bond investments will change in the same proportion as changes in nominal interest rates, and short-term increases in inflation may lead to a decline in their value.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

24

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Derivatives Risk — The use of derivatives involves the risk that their value may or may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another, such as the Fund’s investments in asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans), creates additional risk.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign

25

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

26

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange

27

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund may be leveraged in terms of aggregate exposure of its assets, and its net long exposure may exceed 100% of its net assets.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

28

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, under collateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional

29

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the year ended February 29, 2012, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by

30

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 29, 2012, the Fund used futures contracts to adjust interest rate exposure and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the year ended February 29, 2012, the Fund used purchased option contracts to adjust exposure to currencies and otherwise adjust currency exchange rate risk, as well as to enhance the diversity and liquidity of the portfolio. The Fund had no purchased option contracts outstanding at the end of the year.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the year ended February 29, 2012, the Fund used written option contracts to adjust exposure to currencies and otherwise adjust currency exchange rate risk, as well as to maintain the diversity and liquidity of the portfolio and to adjust interest rate exposure. The Fund had no written option contracts outstanding at the end of the year.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains

31

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

For the year ended February 29, 2012, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Outstanding, beginning of year	(20,900,000)	—	$(412,106)	—	—	$—
Options written	—	—	—	—	—	—
Options bought back	—	—	—	—	—	—
Options expired	20,900,000	—	412,106	—	—	—
Options sold	—	—	—	—	—	—

Outstanding, end of year	—	—	$—	—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses in the Statement of Operations.

32

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

33

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 29, 2012, the Fund used swap agreements to adjust interest rate exposure and adjust its exposure to certain markets. Swap agreements outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the year.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total

Assets:
Unrealized appreciation on forward currency contracts	$—	$140,655	$—	$—	$—	$140,655
Unrealized appreciation on futures contracts *	21,821	—	—	—	—	21,821
Unrealized appreciation on swap agreements	400,147	—	—	—	—	400,147

Total	$421,968	$140,655	$—	$—	$—	$562,623

34

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(123,894)	$—	$—	$—	$(123,894)
Unrealized depreciation on futures contracts *	(41,145)	—	—	—	—	(41,145)
Unrealized depreciation on swap agreements	(30,617)	—	—	—	—	(30,617)

Total	$(71,762)	$(123,894)	$—	$—	$—	$(195,656)

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total

Net Realized Gain (Loss) on:
Investments (purchased options)	$—	$(789,699)	$—	$—	$—	$(789,699)
Written options	—	412,106	—	—	—	412,106
Forward currency contracts	—	(393,453)	—	—	—	(393,453)
Futures contracts	168,319	—	—	—	—	168,319
Swap agreements	12,612,554	—	—	—	—	12,612,554

Total	$12,780,873	$(771,046)	$—	$—	$—	$12,009,827

Change in Unrealized Appreciation (Depreciation) on:
Investments (purchased options)	$—	$678,068	$—	$—	$—	$678,068
Written options	—	(379,272)	—	—	—	(379,272)
Forward currency contracts	—	457,909	—	—	—	457,909
Futures contracts	(9,976)	—	—	—	—	(9,976)
Swap agreements	(458,664)	—	—	—	—	(458,664)

Total	$(468,640)	$756,705	$—	$—	$—	$288,065

^	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.
*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Period-end variation margin on open futures contracts is reported within the Statement of Assets and Liabilities.

35

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts) and, notional amounts (swap agreements) or principal amounts (options) outstanding at each month-end, was as follows for the year ended February 29, 2012.

	Forward currency contracts	Futures contracts	Swap agreements	Options
Average amount outstanding	$46,019,409	$36,901,408	$78,849,430	$7,421,065

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.055% for Class VI shares. The Manager has contractually agreed through at least June 30, 2012 to waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds 0.15% for Class III shares and 0.055% for Class VI shares; provided, however, that the amount of this waiver will not exceed the respective Class’s shareholder service fee.

The Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including shareholder service fees and certain other expenses) exceeds 0.25% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover specified costs that the Fund may incur as a result of investing in other GMO Trust Funds. These agreements will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $1,692 and $927, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

36

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund incurs fees and expenses indirectly as a shareholder in underlying funds. For the year ended February 29, 2012, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expense
0.023%	0.003%	0.009%	0.035%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2012 were as follows:

	Purchases	Sales
U.S. Government securities	$17,386,858	$56,664,599
Investments (non-U.S. Government securities)	42,800,008	116,310,000

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, 72.58% of the outstanding shares of the Fund were held by one shareholder holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, 1.37% of the shares of the Fund were held by senior management of the Manager and GMO Trust officers and 7.29% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

37

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class III:	Shares	Amount	Shares	Amount
Shares sold	3,224	$51,944	46,611	$914,977
Shares issued to shareholders in reinvestment of distributions	141,617	2,358,963	21,656	414,502
Shares repurchased	(2,266,032)	(43,432,825)	(519,800)	(10,135,205)

Net increase (decrease)	(2,121,191)	$(41,021,918)	(451,533)	$(8,805,726)

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class VI:	Shares	Amount	Shares	Amount
Shares sold	19,809	$331,132	152,422	$2,978,174
Shares issued to shareholders in reinvestment of distributions	593,616	10,730,947	986,689	18,875,362
Shares repurchased	(4,485,795)	(82,262,582)	(14,936,078)	(288,409,476)

Net increase (decrease)	(3,872,370)	$(71,200,503)	(13,796,967)	$(266,555,940)

38

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Return of Capital	Value, end of period
GMO Emerging Country Debt Fund, Class IV	$4,686,583	$296,317	$4,185,000	$151,317	$—	$—	$990,156
GMO Short-Duration Collateral Fund	68,106,389	—	37,500,000	590,070	—	21,175,976	7,977,269
GMO Special Purpose Holding Fund	14,459	—	—	—	—	—	14,459
GMO U.S. Treasury Fund	6,501,391	41,803,691	47,400,000	2,689	1,002	—	906,921
GMO World Opportunity Overlay Fund	31,160,332	700,000	27,225,000	—	—	—	5,369,586

Totals	$110,469,154	$42,800,008	$116,310,000	$744,076	$1,002	$21,175,976	$15,258,391

39

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO Inflation Indexed Plus Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Inflation Indexed Plus Bond Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

40

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

41

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *

Class III
1) Actual	0.44%	$1,000.00	$1,065.40	$2.26
2) Hypothetical	0.44%	$1,000.00	$1,022.68	$2.21

Class VI
1) Actual	0.34%	$1,000.00	$1,066.50	$1.75
2) Hypothetical	0.34%	$1,000.00	$1,023.17	$1.71

*	Expenses are calculated using each Class’s annualized expense ratio (including interest expense and indirect expenses incurred) for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

42

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended December 31, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

The Fund’s distributions to shareholders include $8,056,343 from long-term capital gains.

The Fund hereby designates $2,680,347 and $11,654,463 (unless determined to be different) as qualified interest income and qualified short-term capital gains with respect to its taxable year ended December 31, 2011.

Of the ordinary income distributions made by the Fund during the taxable year ended December 31, 2011, 7.72% is derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

43

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant –Law and Business[1]; Author of Legal Treatises.	67	None.

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

44

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

45

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.
[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

46

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

47

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President – Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 – present), Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

48

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti – Money Laundering Officer	Since December 2004.	Anti – Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

49

GMO International Bond Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO International Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO International Bond Fund returned +6.4% for the fiscal year ended February 29, 2012, as compared with +5.9% for the J.P. Morgan Non-U.S. Government Bond Index.

The Fund’s investment exposures were achieved directly through a mixture of bonds, futures, and swaps, and indirectly through its investment in underlying GMO Trust mutual funds, primarily GMO Short-Duration Collateral Fund (SDCF), GMO World Opportunity Overlay Fund (Overlay Fund), and GMO Emerging Country Debt Fund (ECDF).

The Fund outperformed its benchmark during the fiscal year by 0.5%. Developed markets interest-rate positioning (primarily through exchange-traded futures and interest-rate swaps) led fiscal year gains, followed by contributions from developed markets currency selection (primarily through currency forwards and options) and exposure to emerging country debt via ECDF. Exposures to asset-backed securities held indirectly through SDCF and Overlay Fund detracted during the fiscal year.

Developed markets interest-rate positioning drove fiscal year gains: contributions from U.S., Swiss, Canadian, eurozone, Australian, and opportunistic positions more than offset losses from U.K., Swedish, and Japanese positions. Within the eurozone, the Fund’s overweight in Italy, where yields rose, contributed negatively earlier in the fiscal year.

In developed markets currency selection, Australian dollar, euro, Swedish krona, and Japanese yen positions drove gains, although this performance was offset somewhat by British sterling, Swiss franc, and Canadian dollar positions.

A small exposure to emerging country debt through investment in ECDF added value due to positive contributions from security selection within ECDF.

Asset-backed securities held indirectly through SDCF and Overlay Fund detracted during the fiscal year. While many asset-backed securities performed well, spreads on U.S. government guaranteed student loans widened in connection with the U.S. Treasury downgrade. Further, subprime mortgages were impacted negatively throughout the fiscal year. SDCF and Overlay Fund experienced credit downgrades during the fiscal year: SDCF had 49 securities downgraded during the fiscal year, and Overlay Fund had 22, representing 13% and 7% of their respective market values from the beginning of the fiscal year. At fiscal year-end, 34% of SDCF’s portfolio was rated AAA and 23% of Overlay Fund’s asset-backed holdings were rated AAA. Further, 25% of SDCF’s portfolio was rated below BBB at fiscal year-end, and 35% of Overlay Fund’s asset-backed holdings were rated below BBB.

GMO International Bond Fund

(A Series of GMO Trust)

Management Discussion and Analysis of Fund Performance — (Continued)

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in

GMO International Bond Fund Class III Shares and the

J.P. Morgan Non-U.S. Government Bond Index

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2012. All information is unaudited.

GMO International Bond Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	96.7%
Short-Term Investments	9.1
Options Purchased	0.4
Loan Participations	0.2
Futures Contracts	0.2
Loan Assignments	0.1
Rights/Warrants	0.0 ^
Written Options	(0.0)^
Forward Currency Contracts	(0.7)
Swap Agreements	(1.4)
Reverse Repurchase Agreements	(4.7)
Other	0.1

100.0%

Country / Region Summary**	% of Investments
Japan	56.8%
Euro Region***	39.7
United Kingdom	10.6
Switzerland	8.3
United States	5.3
Emerging ****	3.9
Australia	(2.8)
Sweden	(5.5)
Canada	(16.3)

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on the Manager’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration-adjusted exposure using a reference security and applying the same methodology to that security.

1

GMO International Bond Fund

(A Series of GMO Trust)

Investments Concentration Summary — (Continued)

February 29, 2012 (Unaudited)

***	The “Euro Region” is comprised of Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia and Spain.

****	The “Emerging” exposure is associated only with investments in the GMO Emerging Country Debt Fund, which is exposed to emerging countries primarily comprised of Venezuela, Mexico, Argentina, Philippines, Turkey, Brazil, Russia, Indonesia, Colombia and Congo. Additional information about the fund’s emerging country exposure is available in the financial statements of the GMO Emerging Country Debt Fund.

^	Rounds to 0.0%.

2

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Par Value		Description	Value ($)

		DEBT OBLIGATIONS — 39.9%

		Canada — 4.9%
		Foreign Government Obligations
CAD	3,000,000	Government of Canada, 3.50%, due 06/01/20	3,409,076

		France — 4.0%
		Foreign Government Obligations
EUR	2,000,000	Government of France, 4.00%, due 10/25/38	2,836,812

		Italy — 2.2%
		Foreign Government Obligations
EUR	1,250,000	Italy Buoni Poliennali Del Tesoro, 5.00%, due 08/01/34	1,519,321

		Japan — 16.4%
		Foreign Government Obligations
JPY	848,400,000	Japan Government Twenty Year Bond, 2.20%, due 06/20/26	11,492,694

		Spain — 1.8%
		Foreign Government Obligations
EUR	1,100,000	Government of Spain, 4.70%, due 07/30/41	1,261,147

		United Kingdom — 5.2%
		Foreign Government Obligations
GBP	1,800,000	United Kingdom Gilt, 4.75%, due 12/07/30	3,606,443

		United States — 5.4%
		U.S. Government
USD	1,236,436	U.S. Treasury Inflation Indexed Note, 0.63%, due 04/15/13 (a)	1,277,586
USD	2,482,453	U.S. Treasury Inflation Indexed Note, 2.00%, due 04/15/12 (a)(b)	2,503,010

		Total United States	3,780,596

		TOTAL DEBT OBLIGATIONS (COST $27,063,843)	27,906,089

See accompanying notes to the financial statements.	3

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares / Par Value ($)	Description	Value ($)

	MUTUAL FUNDS — 61.7%

	United States — 61.7%
	Affiliated Issuers
272,556	GMO Emerging Country Debt Fund, Class IV	2,611,090
3,980,527	GMO Short-Duration Collateral Fund	23,723,942
37,466	GMO Special Purpose Holding Fund (c)	18,733
90,108	GMO U.S. Treasury Fund	2,252,700
607,331	GMO World Opportunity Overlay Fund	14,575,940

	Total United States	43,182,405

	TOTAL MUTUAL FUNDS (COST $41,773,461)	43,182,405

	SHORT-TERM INVESTMENTS — 1.9%

	Money Market Funds — 0.4%
262,497	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (d)	262,497

	U.S. Government — 1.5%
1,000,000	U.S. Treasury Bill, 0.14%, due 10/18/12 (e)(f)	999,134
50,000	U.S. Treasury Bill, 0.17%, due 02/07/13 (e)(f)	49,923

	Total U.S. Government	1,049,057

	TOTAL SHORT-TERM INVESTMENTS (COST $1,311,732)	1,311,554

	TOTAL INVESTMENTS — 103.5% (Cost $70,149,036)	72,400,048
	Other Assets and Liabilities (net) — (3.5%)	(2,454,622)

	TOTAL NET ASSETS — 100.0%	$69,945,426

4	See accompanying notes to the financial statements.

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

A summary of outstanding financial instruments at February 29, 2012 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
5/01/12	Citibank N.A.	AUD	4,600,000	$4,899,699	$23,700
3/06/12	Citibank N.A.	CAD	1,100,000	1,111,609	28,143
3/06/12	Deutsche Bank AG	CAD	900,000	909,499	28,297
4/10/12	Citibank N.A.	EUR	100,000	133,251	1,591
4/10/12	Deutsche Bank AG	EUR	11,700,000	15,590,369	240,419
3/20/12	Credit Suisse International	GBP	1,700,000	2,704,185	40,875
3/20/12	Deutsche Bank AG	GBP	100,000	159,070	482
4/17/12	Citibank N.A.	JPY	1,540,000,000	18,951,963	(970,418)
4/24/12	Barclays Bank PLC	NOK	9,700,000	1,731,534	43,177
3/27/12	Citibank N.A.	NZD	600,000	499,813	(1,097)
3/27/12	Deutsche Bank AG	NZD	1,900,000	1,582,742	56,726
3/13/12	Deutsche Bank AG	SEK	19,800,000	2,991,069	149,845

				$51,264,803	$(358,260)

Sales #
5/01/12	Citibank N.A.	AUD	100,000	$106,515	$1,105
3/06/12	Citibank N.A.	CAD	1,600,000	1,616,886	(25,121)
3/06/12	Deutsche Bank AG	CAD	2,600,000	2,627,440	(71,238)
4/03/12	Deutsche Bank AG	CHF	1,600,000	1,769,131	(22,406)
4/10/12	Deutsche Bank AG	EUR	100,000	133,251	(146)
3/20/12	Credit Suisse International	GBP	600,000	954,418	(9,915)
3/20/12	Deutsche Bank AG	GBP	200,000	318,139	(4,059)
4/17/12	Citibank N.A.	JPY	100,000,000	1,230,647	34,539
3/27/12	Citibank N.A.	NZD	300,000	249,907	851
3/13/12	Barclays Bank PLC	SEK	2,100,000	317,235	(11,978)
3/13/12	Deutsche Bank AG	SEK	10,200,000	1,540,854	(32,276)

				$10,864,423	$(140,644)

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.

See accompanying notes to the financial statements.	5

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Futures Contracts

Number of Contracts	Type	Expiration Date	Value	Net Unrealized Appreciation (Depreciation)
Buys
6	Australian Government Bond 3 Yr.	March 2012	$691,951	$(11,572)
67	Euro BOBL	March 2012	11,257,010	41,419
22	Euro Bund	March 2012	4,116,877	96,522
11	Japanese Government Bond 10 Yr. (TSE)	March 2012	19,397,455	106,378
41	U.S. Treasury Note 10 Yr. (CBT)	June 2012	5,369,078	(16,433)
12	UK Gilt Long Bond	June 2012	2,205,055	13,696

			$43,037,426	$230,010

Sales
15	Australian Government Bond 10 Yr.	March 2012	$1,882,051	$13,321
98	Canadian Government Bond 10 Yr.	June 2012	13,192,365	(107,724)
38	Euro Dollar 90 Day	June 2013	9,442,525	1,786
3	U.S. Treasury Bond 30 Yr. (CBT)	June 2012	424,969	2,639
2	U.S. Treasury Note 2 Yr. (CBT)	June 2012	440,469	120

			$25,382,379	$(89,858)

Reverse Repurchase Agreements

Face Value		Description	Market Value
USD	2,202,500	Barclays Bank PLC, 0.23%, dated 02/10/12, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 03/09/12.	$(2,202,781)

Average balance outstanding			$(2,772,486)
Average interest rate			0.23%
Maximum balance outstanding			$(6,877,027)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund has entered into reverse repurchase agreements.

6	See accompanying notes to the financial statements.

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)
9,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.70%	3.42%	Republic of Italy	N/A		$271,348

6,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	3.81%	Republic of Italy	6,000,000	USD	(697,139)

										$(425,791)

							Premiums to (Pay) Receive			$—

^	Receive - Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(Pay) - Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of February 29, 2012, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e.higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See accompanying notes to the financial statements.	7

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
100,000	CHF	3/21/2022	Citibank N.A.	Receive	1.80%	6 Month CHF LIBOR	$8,088
2,200,000	CHF	3/21/2022	Deutsche Bank AG	Receive	1.80%	6 Month CHF LIBOR	177,941
1,900,000	CHF	3/21/2022	Barclays Bank PLC	Receive	1.80%	6 Month CHF LIBOR	153,676
4,100,000	SEK	3/21/2022	Barclays Bank PLC	(Pay)	2.90%	3 Month SEK STIBOR	(17,933)
12,000,000	SEK	3/21/2022	JPMorgan Chase Bank, N.A.	(Pay)	2.90%	3 Month SEK STIBOR	(52,486)

							$269,286

					Premiums to (Pay) Receive		$(2,635)

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of February 29, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

(a)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(b)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements (Note 2).

(c)	Underlying investment represents interests in defaulted claims. See “Other matters” in Notes to Financial Statements for additional information.

(d)	The rate disclosed is the 7 day net yield as of February 29, 2012. Note: Yield rounds to 0.00%.

(e)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(f)	Rate shown represents yield-to-maturity.

8	See accompanying notes to the financial statements.

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

See accompanying notes to the financial statements.	9

GMO International Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments in unaffiliated issuers, at value (cost $28,375,575) (Note 2)	$29,217,643
Investments in affiliated issuers, at value (cost $41,773,461) (Notes 2 and 10)	43,182,405
Receivable for investments sold	517,569
Dividends and interest receivable	209,380
Unrealized appreciation on open forward currency contracts (Note 4)	649,750
Due from broker on open swap agreements	300,000
Receivable for open swap agreements (Note 4)	611,053
Receivable for expenses reimbursed by Manager (Note 5)	17,565
Other expense reimbursement from Manager (Note 2)	830,768

Total assets	75,536,133

Liabilities:
Payable for investments purchased	506,994
Payable to affiliate for (Note 5):
Management fee	13,914
Shareholder service fee	8,349
Trustees and Trust Officers or agents unaffiliated with the Manager	184
Payable for variation margin on open futures contracts (Note 4)	32,936
Unrealized depreciation on open forward currency contracts (Note 4)	1,148,654
Payable for open swap agreements (Note 4)	767,558
Payable for reverse repurchase agreements (Note 2)	2,202,781
Accrued expenses	909,337

Total liabilities	5,590,707

Net assets	$69,945,426

Net assets consist of:
Paid-in capital	$114,558,345
Accumulated undistributed net investment income	179,940
Accumulated net realized loss	(46,529,300)
Net unrealized appreciation	1,736,441

$69,945,426

Net assets attributable to:
Class III shares	$69,945,426

Shares outstanding:
Class III	10,294,693

Net asset value per share:
Class III	$6.79

10	See accompanying notes to the financial statements.

GMO International Bond Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Interest	$879,702
Dividends from affiliated issuers (Note 10)	677,053
Dividends from unaffiliated issuers	29

Total investment income	1,556,784

Expenses:
Management fee (Note 5)	219,504
Shareholder service fee – Class III (Note 5)	131,702
Audit and tax fees	92,326
Custodian, fund accounting agent and transfer agent fees	82,457
Registration fees	5,518
Legal fees	3,025
Interest expense (Note 2)	2,021
Trustees fees and related expenses (Note 5)	1,335
Miscellaneous	9,362

Total expenses	547,250
Fees and expenses reimbursed by Manager (Note 5)	(191,633)
Indirectly incurred fees waived or borne by Manager (Note 5)	(12,934)
Shareholder service fee waived (Note 5)	(3,058)

Net expenses	339,625

Net investment income (loss)	1,217,159

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,914,890
Investments in affiliated issuers	(376,474)
Realized gains distributions from affiliated issuers (Note 10)	538
Futures contracts	2,644,959
Written options	157,744
Swap agreements	(443,534)
Foreign currency, forward contracts and foreign currency related transactions	2,412,408

Net realized gain (loss)	6,310,531

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(36,341)
Investments in affiliated issuers	984,531
Futures contracts	(7,855)
Written options	(145,176)
Swap agreements	(133,000)
Foreign currency, forward contracts and foreign currency related transactions	(2,413,407)

Net unrealized gain (loss)	(1,751,248)

Net realized and unrealized gain (loss)	4,559,283

Net increase (decrease) in net assets resulting from operations	$5,776,442

See accompanying notes to the financial statements.	11

GMO International Bond Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,217,159	$2,146,523
Net realized gain (loss)	6,310,531	(1,589,124)
Change in net unrealized appreciation (depreciation)	(1,751,248)	16,519,588

Net increase (decrease) in net assets from operations	5,776,442	17,076,987

Distributions to shareholders from:
Net investment income
Class III	(8,322,014)	(7,001,558)

Net share transactions (Note 9):
Class III	(36,192,974)	(110,541,146)

Total increase (decrease) in net assets	(38,738,546)	(100,465,717)

Net assets:
Beginning of period	108,683,972	209,149,689

End of period (including accumulated undistributed net investment income of $179,940 and $1,415,287, respectively)	$69,945,426	$108,683,972

12	See accompanying notes to the financial statements.

GMO International Bond Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010		2009	2008
Net asset value, beginning of period	$7.11		$6.59		$6.17		$9.51	$9.73

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.10		0.10		0.09		0.19	0.41
Net realized and unrealized gain (loss)	0.33		0.77		1.65		(2.32)	0.31

Total from investment operations	0.43		0.87		1.74		(2.13)	0.72

Less distributions to shareholders:
From net investment income	(0.75)		(0.35)		(1.32)		(1.21)	(0.94)

Total distributions	(0.75)		(0.35)		(1.32)		(1.21)	(0.94)

Net asset value, end of period	$6.79		$7.11		$6.59		$6.17	$9.51

Total Return(b)	6.37%		13.36%		29.54%		(24.52)%	8.09%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$69,945		$108,684		$209,150		$211,764	$514,570
Net operating expenses to average daily net assets(c)	0.39%		0.39	%(d)	0.38	%(d)	0.39%	0.38	%(d)
Interest expense to average daily net assets(e)	0.00	%(f)	0.00	%(f)	0.00	%(f)	—	—
Total net expenses to average daily net assets(c)	0.39%		0.39	%(d)	0.38	%(d)	0.39%	0.38	%(d)
Net investment income (loss) to average daily net assets(a)	1.39%		1.45%		1.32%		2.20%	4.26%
Portfolio turnover rate	43%		46%		29%		47%	51%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:(g)	0.24%		0.16%		0.12%		0.09%	0.07%
Redemption fees consisted of the following per share amounts:†	—		—		$0.00	(h)	$0.01	—

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(f)	Interest expense was less than 0.01% to average daily net assets.
(g)	Ratios include reimbursement of direct operating expenses and waiver of expenses indirectly incurred through investment in the underlying funds (See Note 5).
(h)	Redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	13

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO International Bond Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks total return in excess of that of its benchmark, the J.P. Morgan Non-U.S. Government Bond Index. The Fund’s investment program has two principal components. One component seeks to replicate the Fund’s benchmark. The second component seeks to add value relative to the Fund’s benchmark by taking positions that may be unrelated to its benchmark in global interest rate, currency and credit markets (particularly in asset-backed and emerging country debt markets). These positions can cause the Fund’s performance to differ significantly from that of its benchmark.

In deciding on what positions to take in global interest rate and currency markets, and for the size of those positions, the Manager considers fundamental factors (e.g., inflation and current account positions) as well as price-based factors (e.g., interest and exchange rates). The Manager assesses the relative values across global interest rate and currency markets, and considers the merits of overweighting or underweighting positions in currencies and interest rates. The Manager also may consider the relative attractiveness of yield curve and duration positions in these markets.

In selecting credit investments, the Manager uses fundamental investment techniques to assess the expected performance of these investments relative to the Fund’s benchmark.

In implementing these strategies, the Fund may hold or invest in: derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, reverse repurchase agreements, credit default swaps and other swap contracts (to generate a return comparable to the Fund’s benchmark and to gain exposure to the global interest rate, credit and currency markets); foreign bonds and other bonds denominated in various currencies, including foreign and U.S. government bonds, asset-backed securities issued by foreign governments and U.S. government agencies (as well as bonds neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; shares of GMO Short-Duration Collateral Fund (“SDCF”) (to have exposure to asset-backed securities); shares of GMO World Opportunity Overlay Fund (“Overlay Fund”) (to gain exposure to the global interest rate, credit and currency markets); shares of GMO Emerging Country Debt Fund (“ECDF”) (to gain exposure to emerging country debt markets); shares of GMO U.S. Treasury Fund and unaffiliated money market funds (for cash management purposes); shares of GMO High Quality Short-Duration Bond Fund (to seek to generate a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and foreign debt investments); and shares of GMO Debt Opportunities Fund (to gain exposure to global credit markets).

14

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund, primarily through its investments in shares of SDCF, Overlay Fund and ECDF, has and is expected to continue to have material exposure to below investment grade U.S. asset-backed and emerging country debt securities. The Fund is not limited in its use of derivatives or in the absolute face value of its derivatives positions, and, as a result, the Fund may be leveraged in relation to its assets.

The Manager normally seeks to maintain the Fund’s estimated interest rate duration within +/- 2 years of the benchmark’s duration.

Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds (the “underlying funds”) or derivatives) at least 80% of its assets in bonds. The term “bond” includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward or option).

The Fund, if deemed prudent by the Manager, will take temporary defensive measures until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with the Fund’s normal investment strategies. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available, upon request, without charge by calling (617) 346-7646 (collect). As of February 29, 2012, shares of the SDCF, Overlay Fund and GMO Special Purpose Holding Fund (“SPHF”) were not publicly available for direct purchase.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Typically, the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable.

15

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of February 29, 2012, the total value of securities held directly and/or indirectly for which no alternative pricing source was available represented 6.2% of the net assets of the Fund. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value.

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 29, 2012, the total value of securities held directly and/or indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.3% of net assets. The underlying funds classify such securities (levels defined below) as Level 3. For the year ended February 29, 2012, the Fund did not reduce the value of any of its OTC derivatives contracts based on the creditworthiness of its counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs such as most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. The Fund also used third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
U.S. Government	$—	$3,780,596	$—	$3,780,596
Foreign Government Obligations	—	24,125,493	—	24,125,493

TOTAL DEBT OBLIGATIONS	—	27,906,089	—	27,906,089

Mutual Funds	43,163,672	18,733	—	43,182,405
Short-Term Investments	1,311,554	—	—	1,311,554

Total Investments	44,475,226	27,924,822	—	72,400,048

17

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

ASSET VALUATION INPUTS — continued

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives *
Forward currency contracts
Foreign currency risk	$—	$649,750	$—	$649,750
Futures contracts
Interest rate risk	275,881	—	—	275,881
Swap agreements
Credit risk	—	271,348	—	271,348
Interest rate risk	—	339,705	—	339,705

Total	$44,751,107	$29,185,625	$—	$73,936,732

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives *
Forward currency contracts
Foreign currency risk	$—	$(1,148,654)	$—	$(1,148,654)
Futures contracts
Interest rate risk	(135,729)	—	—	(135,729)
Swap agreements
Credit risk	—	(697,139)	—	(697,139)
Interest rate risk	—	(70,419)	—	(70,419)

Total	$(135,729)	$(1,916,212)	$—	$(2,051,941)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

18

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The underlying funds held at year end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s direct and/or indirect investments in securities and derivative financial instruments using Level 3 inputs were 31.5% and (0.1)% of total net assets, respectively.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

On both February 29, 2012 and February 28, 2011, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the year.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement

19

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. As of February 29, 2012, the Fund had received $2,202,500 from reverse repurchase agreements relating to securities with a market value, plus accrued interest, of $2,259,613. Reverse repurchase agreements outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the

20

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

United States. The foreign withholding rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 29, 2012, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, foreign currency transactions, partnership interest tax allocations, losses on wash sale transactions, late-year ordinary losses and post-October capital losses.

The tax character of distributions declared to shareholders is as follows:

	February 29, 2012	February 28, 2011
Ordinary income (including any net short-term capital gain)	$8,322,014	$7,001,558

Total distributions	$8,322,014	$7,001,558

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

21

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

As of February 29, 2012, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$1,652,492

Other Tax Attributes:
Capital loss carryforwards	$(33,981,890)
Post-October capital loss deferral	$(437,542)
Late-year ordinary loss deferral	$(1,983,483)

As of February 29, 2012, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Due to recent tax law changes, net capital losses recognized in taxable years beginning after February 28, 2011 shall be carried forward indefinitely and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses realized in years beginning prior to February 28, 2011. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Utilization of the capital loss carryforwards, post-October capital losses, and losses realized subsequent to February 29, 2012, if any, could be subject to further limitations imposed by the Code related to share ownership activity. As of February 29, 2012, the capital loss carryforwards disclosed below were permanently reduced by $24,833,526 due to share Fund ownership activity. The Fund’s capital loss carryforwards expire as follows:

	Short-Term	Long-Term	Total
February 28, 2015	$(15,342,696)	Not Applicable	$(15,342,696)
February 29, 2016	(507,910)	Not Applicable	(507,910)
February 28, 2017	(8,354,148)	Not Applicable	(8,354,148)
February 28, 2018	(4,431,029)	Not Applicable	(4,431,029)
February 28, 2019	(4,162,554)	Not Applicable	(4,162,554)
No Expiration Date	(653,807)	$(529,746)	(1,183,553)

Total	$(33,452,144)	$(529,746)	$(33,981,890)

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$82,255,655	$3,207,906	$(13,063,513)	$(9,855,607)

On October 12, 2006, the Fund paid a dividend under Code Section 860 of $0.09229 per share to shareholders of record as of October 11, 2006. It is anticipated the Fund will be required to make a

22

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

payment, estimated to be $830,768 to the Internal Revenue Service (“IRS”) related to such dividend, which has been included in accrued expenses on the Statement of Assets and Liabilities. The Manager will make a reimbursement payment to the Fund concurrent with the Fund’s payment to the IRS.

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2009 through February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

23

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

Other matters

GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the year ended February 29, 2012, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the 1940 Act and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Market Risk — Fixed Income Securities — Typically, the market value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

24

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may or may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another, such as the Fund’s investments in asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans), creates additional risk.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio

25

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

26

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

27

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund may be leveraged in terms of aggregate exposure of its assets, and its net long exposure may exceed 100% of its net assets.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the

28

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in Note 3, “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

29

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the year ended February 29, 2012, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

30

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 29, 2012, the Fund used futures contracts to adjust interest rate exposure and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the year ended February 29, 2012, the Fund used purchased currency option contracts to adjust exposure to foreign currencies and otherwise manage currency exchange rate risk. The Fund had no purchased option contracts outstanding at the end of the year.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the

31

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the year ended February 29, 2012, the Fund used written currency option contracts to adjust exposure to foreign currencies and otherwise manage currency exchange rate risk. The Fund had no written option contracts outstanding at the end of the year.

For the year ended February 29, 2012, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal Amount of Contracts	Number of Futures Contracts	Premiums	Principal Amount of Contracts	Number of Futures Contracts	Premiums
Outstanding, beginning of year	(8,000,000)	—	$(157,744)	—	—	$—
Options written	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—
Options expired	8,000,000	—	157,744	—	—	—
Options sold	—	—	—	—	—	—

Outstanding, end of year	—	—	$—	—	—	$—

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

32

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses in the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that

33

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 29, 2012, the Fund used swap agreements to adjust interest rate exposure, achieve exposure to a reference entity’s credit, and/or provide a measure of protection against default loss. Swap agreements outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the year.

34

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total

Assets:
Unrealized appreciation on forward currency contracts	$—	$649,750	$—	$—	$—	$649,750
Unrealized appreciation on futures contracts *	275,881	—	—	—	—	275,881
Unrealized appreciation on swap agreements	339,705	—	271,348	—	—	611,053

Total	$615,586	$649,750	$271,348	$—	$—	$1,536,684

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(1,148,654)	$—	$—	$—	$(1,148,654)
Unrealized depreciation on futures contracts *	(135,729)	—	—	—	—	(135,729)
Unrealized depreciation on swap agreements	(70,419)	—	(697,139)	—	—	(767,558)

Total	$(206,148)	$(1,148,654)	$(697,139)	$—	$—	$(2,051,941)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total

Net Realized Gain (Loss) on:
Investments (purchased options)	$—	$(302,277)	$—	$—	$—	$(302,277)
Written options	—	157,744	—	—	—	157,744
Forward currency contracts	—	2,545,761	—	—	—	2,545,761
Futures contracts	2,644,959	—	—	—	—	2,644,959
Swap agreements	394,707	—	(838,241)	—	—	(443,534)

Total	$3,039,666	$2,401,228	$(838,241)	$—	$—	$4,602,653

35

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 29, 2012: — continued

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total

Change in Unrealized Appreciation (Depreciation) on:
Investments (purchased options)	$—	$259,547	$—	$—	$—	$259,547
Written options	—	(145,176)	—	—	—	(145,176)
Forward currency contracts	—	(2,409,470)	—	—	—	(2,409,470)
Futures contracts	(7,855)	—	—	—	—	(7,855)
Swap agreements	(1,939)	—	(131,061)	—	—	(133,000)

Total	$(9,794)	$(2,295,099)	$(131,061)	$—	$—	$(2,435,954)

^	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.
*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Period end variation margin on open futures contracts is reported within the Statement of Assets and Liabilities.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts), notional amounts (swap agreements) or principal amounts (options) outstanding at each month-end, was as follows for the year ended February 29, 2012.

	Forward currency contracts	Futures contracts	Swap agreements	Options
Average amount outstanding	$104,137,739	$60,915,226	$66,133,469	$2,840,599

36

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares. The Manager has contractually agreed through at least June 30, 2012 to waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceeds 0.15%; provided, however, that the amount of this waiver will not exceed 0.15%.

The Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including shareholder service fees and certain other expenses) exceeds 0.25% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover specified costs that the Fund may incur as a result of investing in other GMO Trust Funds. These agreements will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $1,335 and $780, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2012, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding Shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.025%	0.003%	0.009%	0.037%

37

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2012 were as follows:

	Purchases	Sales
U.S. Government securities	$1,278,933	$2,434,324
Investments (non-U.S. Government securities)	36,064,111	56,552,548

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, 67.82% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, 4.88% of the shares of the Fund were held by senior management of the Manager and GMO Trust officers and 18.37% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

38

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class III:	Shares	Amount	Shares	Amount
Shares sold	38,093	$262,096	21,637	$149,794
Shares issued to shareholders in reinvestment of distributions	523,598	3,579,527	661,554	4,525,027
Shares repurchased	(5,547,956)	(40,034,597)	(17,120,840)	(115,215,967)

Net increase (decrease)	(4,986,265)	$(36,192,974)	(16,437,649)	$(110,541,146)

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of year	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Return of Capital	Value, end of year
GMO Emerging Country Debt Fund, Class IV	$3,312,292	$487,474	$1,340,000	$272,474	$—	$—	$2,611,090
GMO Short-Duration Collateral Fund	41,317,873	—	—	403,215	—	17,068,293	23,723,942
GMO Special Purpose Holding Fund	18,733	—	—	—	—	—	18,733
GMO U.S. Treasury Fund	1,600,199	26,101,902	25,450,000	1,364	538	—	2,252,700
GMO World Opportunity Overlay Fund	22,044,168	375,000	8,825,000	—	—	—	14,575,940

Totals	$68,293,265	$26,964,376	$35,615,000	$677,053	$538	$17,068,293	$43,182,405

39

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO International Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Bond Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

40

GMO International Bond Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

41

GMO International Bond Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*

Class III
1) Actual	0.43%	$1,000.00	$984.30	$2.12
2) Hypothetical	0.43%	$1,000.00	$1,022.73	$2.16

*	Expenses are calculated using the annualized expense ratio (including interest expense and indirect expense incurred) for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

42

GMO International Bond Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

The Fund hereby designates $1,289,477 (unless determined to be different) as qualified interest income with respect to its taxable year ended February 29, 2012.

Of the ordinary income distributions made by the Fund during the fiscal year ended February 29, 2012, 3.55% is derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

43

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

44

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

45

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

46

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President – Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 – present), Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

47

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti- Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

48

GMO International Core Equity Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO International Core Equity Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the Quantitative Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO International Core Equity Fund returned –7.2% for the fiscal year ended February 29, 2012, as compared with –7.5% for the MSCI EAFE Index.

Stock selection had a positive impact on performance relative to the benchmark. Overweight positions in European pharmaceuticals Sanofi and GlaxoSmithKline and an underweight position in Japanese utility Tokyo Electric Power were positive contributors. Detractors included overweight positions in Italian utility Enel, Canadian technology company Research in Motion, and Canadian oil company Encana.

Sector selection (as a result of stock selection) had a positive impact on performance relative to the benchmark. The Fund’s focus on high quality companies resulted in an overweight to Health Care, which outperformed, and underweight to Financials, which underperformed.

Country selection had a negative impact on relative performance. An overweight to Italy, which underperformed, was the most significant detractor.

Currency selection had a negative impact largely from an underweight to the Australian dollar.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in

GMO International Core Equity Fund Class III Shares and the MSCI EAFE Index

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2012. All information is unaudited. Performance for classes may vary due to different fees.

†	The Fund is the successor to the GMO International Disciplined Equity Fund, therefore, performance for the periods prior to September 16, 2005 is that of GMO International Disciplined Equity Fund.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO International Core Equity Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	95.6%
Mutual Funds	1.6
Preferred Stocks	0.9
Short-Term Investments	0.9
Futures Contracts	0.4
Forward Currency Contracts	0.0	^
Swap Agreements	0.0	^
Other	0.6

	100.0%

Country Summary*	% of Investments
Japan	24.7%
United Kingdom	23.2
France	11.6
Germany	7.7
Italy	7.7
Australia	5.0
Spain	4.7
Switzerland	4.5
Singapore	1.9
Hong Kong	1.6
Netherlands	1.6
Ireland	1.0
Austria	0.7
Belgium	0.7
Canada	0.7
New Zealand	0.6
Sweden	0.5
Denmark	0.4
Finland	0.4
Portugal	0.3
Greece	0.2
Norway	0.2
Israel	0.1
Malta	0.0 ^

100.0%

^	Rounds to 0.0%.

1

GMO International Core Equity Fund

(A Series of GMO Trust)

Investments Concentration Summary — (Continued)

February 29, 2012 (Unaudited)

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

Industry Group Summary	% of Equity Investments**
Pharmaceuticals, Biotechnology & Life Sciences	16.2%
Energy	14.1
Telecommunication Services	10.3
Capital Goods	8.3
Utilities	7.0
Food, Beverage & Tobacco	6.3
Banks	5.8
Materials	5.8
Retailing	3.7
Automobiles & Components	3.4
Real Estate	3.2
Consumer Durables & Apparel	2.0
Food & Staples Retailing	2.0
Insurance	1.9
Technology Hardware & Equipment	1.8
Transportation	1.6
Software & Services	1.6
Diversified Financials	1.5
Consumer Services	0.8
Media	0.7
Health Care Equipment & Services	0.6
Household & Personal Products	0.6
Semiconductors & Semiconductor Equipment	0.5
Commercial & Professional Services	0.3

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

2

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	COMMON STOCKS — 95.6%

	Australia — 5.7%
1,500,496	Billabong International Ltd	4,931,517
8,072,413	BlueScope Steel Ltd *	3,609,436
564,387	Boart Longyear Group	2,576,939
1,916,042	Charter Hall Office (REIT)	6,279,241
305,181	Commonwealth Bank of Australia	16,116,811
7,985,316	Dexus Property Group (REIT)	7,646,869
6,254,712	Goodman Fielder Ltd	4,427,165
12,346,449	Goodman Group (REIT)	9,088,680
4,025,388	GPT Group (REIT)	13,438,802
607,912	Iluka Resources Ltd	10,781,115
7,708,951	Investa Office Fund (REIT)	5,155,425
183,330	JB Hi–Fi Ltd	2,235,785
3,719,347	Mirvac Group (REIT)	4,768,563
242,225	National Australia Bank Ltd	6,114,709
6,057,237	OneSteel Ltd	6,843,546
2,809,125	Pacific Brands Ltd	2,139,506
1,627,792	Qantas Airways Ltd *	3,008,522
154,530	QBE Insurance Group Ltd *	1,930,704
2,126,617	QBE Insurance Group Ltd *	26,404,660
1,377,356	Resolute Mining Ltd *	3,036,959
4,134,828	Stockland (REIT)	13,975,966
1,353,486	TABCORP Holdings Ltd	3,954,518
11,293,828	Telstra Corp Ltd	39,847,374
592,575	Wesfarmers Ltd	18,428,241
1,034,807	Westpac Banking Corp	23,085,178
75	Woolworths Ltd	2,031

	Total Australia	239,828,262

	Austria — 0.7%
60,342	Andritz AG	5,965,379
342,618	OMV AG	12,727,769

See accompanying notes to the financial statements.	3

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Austria — continued
98,205	Raiffeisen International Bank Holding	3,538,431
175,753	Voestalpine AG	6,220,083

	Total Austria	28,451,662

	Belgium — 0.7%
2,872,054	Ageas	6,087,759
114,271	Anheuser-Busch InBev NV	7,676,864
271,714	Belgacom SA	8,629,652
96,436	Colruyt SA	3,773,401
36,324	Delhaize Group	1,995,362

	Total Belgium	28,163,038

	Canada — 2.8%
271,900	BCE Inc	11,140,357
513,200	Canadian Natural Resources Ltd	19,050,822
119,700	Canadian National Railway Co	9,223,233
297,000	Enbridge Inc	11,454,364
1,024,300	Encana Corp	20,870,067
119,100	First Quantum Minerals Ltd	2,725,175
176,800	Husky Energy Inc.	4,776,253
277,200	Manulife Financial Corp	3,468,327
180,400	Methanex Corp	5,655,675
108,200	Metro Inc Class A	5,605,470
35,500	National Bank of Canada	2,765,516
632,800	Research In Motion Ltd *	8,972,848
278,500	Sherritt International Corp	1,708,520
542,300	Sun Life Financial Inc	11,920,789

	Total Canada	119,337,416

4	See accompanying notes to the financial statements.

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Denmark — 0.4%
11	vaarCarlsberg A/S Class B	864
128,466	Novo-Nordisk A/S Class B	18,008,081

	Total Denmark	18,008,945

	Finland — 0.4%
226,691	Neste Oil Oyj	2,795,323
2,714,253	Nokia Oyj	14,264,568
80,474	Tieto Oyj	1,472,885

	Total Finland	18,532,776

	France — 11.5%
753,226	Air France–KLM *	4,427,538
129,767	Archos *	1,526,146
113,214	Arkema	10,323,910
19,798	Artprice.com *	1,298,796
86,143	BNP Paribas	4,192,289
75,975	Compagnie Generale des Etablissements Michelin-Class B	5,228,546
31,981	Essilor International SA	2,544,909
406,762	European Aeronautic Defense and Space Co NV	14,729,966
719,263	France Telecom SA	10,966,923
239,511	Lagardere SCA	7,159,549
59,750	LVMH Moet Hennessy Louis Vuitton SA	10,001,367
282,938	Peugeot SA	5,655,116
47,965	Rallye SA	1,745,065
280,770	Renault SA	14,816,323
206,597	Safran SA	6,908,945
2,186,931	Sanofi	161,773,481
170,123	Societe Generale	5,476,046
133	STMicroelectronics NV	986
3,045,833	Total SA	170,385,577
48,893	Unibail-Rodamco SE (REIT)	9,410,122
96,113	Valeo SA	5,158,899
854,660	Vivendi SA	18,319,066

See accompanying notes to the financial statements.	5

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	France — continued
126,225	Wendel	10,626,303
17,813	Zodiac Aerospace	1,710,939

	Total France	484,386,807

	Germany — 6.3%
127,147	Aareal Bank AG *	2,752,934
135,636	Adidas AG	10,656,446
150,242	Aurubis AG	8,936,288
289,971	BASF AG	25,457,598
188,927	Bayerische Motoren Werke AG	17,444,763
171,735	Deutsche Lufthansa AG (Registered)	2,384,985
3,608,337	E.ON AG	82,722,150
104,358	Fresenius SE & Co KGaA	10,790,842
92,204	Fresenius Medical Care AG & Co	6,468,416
213,700	GEA Group AG	7,218,401
391,288	Infineon Technologies AG *	3,950,452
253,534	Kloeckner & Co SE	3,902,225
50,669	Lanxess AG	3,793,618
195,138	Leoni AG	9,764,849
61,370	Linde AG	10,206,374
10	MTU Aero Engines Holding AG	761
474,775	RWE AG	21,611,863
110,628	Salzgitter AG	6,752,427
146,856	SAP AG	9,914,700
41,606	SGL Carbon SE *	2,020,608
187,698	Software AG	7,110,762
243,706	Suedzucker AG	7,064,435
25,110	Volkswagen AG	4,254,563

	Total Germany	265,180,460

	Greece — 0.2%
131,488	Hellenic Telecommunications Organization SA	414,541
562,648	Marfin Investment Group SA *	307,986

6	See accompanying notes to the financial statements.

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Greece — continued
667,965	OPAP SA	5,927,118
469,427	Public Power Corp SA	2,184,447

	Total Greece	8,834,092

	Hong Kong — 1.6%
2,176,800	AIA Group Ltd	8,216,626
2,228,221	CLP Holdings Ltd	19,702,638
3,063,200	Esprit Holdings Ltd	6,857,476
4,406,000	Melco International Development Ltd *	4,286,540
4,885,000	Pacific Basin Shipping Ltd	2,523,071
2,070,500	Power Assets Holdings Ltd	15,450,456
368,550	Swire Properties Ltd *	906,621
526,500	Swire Pacific Ltd	5,964,515
1,226,000	Yue Yuen Industrial Holdings	4,163,677

	Total Hong Kong	68,071,620

	Ireland — 0.9%
629,792	C&C Group Plc	3,067,056
801,902	CRH Plc	17,033,186
181,251	DCC Plc	4,638,225
210,786	Kerry Group Plc Class A	8,982,249
100,653	Paddy Power Plc	5,961,417

	Total Ireland	39,682,133

	Israel — 0.1%
15,583	Mellanox Technologies Ltd *	595,183
266,464	Partner Communications Co Ltd	1,958,069

	Total Israel	2,553,252

	Italy — 5.3%
4,596,836	Banco Popolare Scarl	8,452,927
578,607	Campari	4,330,873
15,142,919	Enel SPA	60,746,171

See accompanying notes to the financial statements.	7

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Italy — continued
3,603,938	ENI SPA	82,888,252
2,424,301	Finmeccanica SPA	12,244,678
517,754	Fondiaria–Sai SPA *	955,507
1,819,789	Intesa Sanpaolo SPA-Di RISP	2,911,947
745,195	Pirelli & C SPA	7,757,315
241,119	Recordati SPA	1,832,070
27,385	Saipem SPA	1,384,185
1,703,817	Snam Rete Gas SPA	8,252,446
9,899,300	Telecom Italia SPA	11,371,983
10,831,309	Telecom Italia SPA-Di RISP	10,200,453
1,777,635	Terna SPA	6,697,703
41,009	Tod’s SPA	4,215,099

	Total Italy	224,241,609

	Japan — 22.8%
1,520	Advance Residence Investment Corp (REIT)	2,821,196
1,372,200	Aeon Co Ltd	17,458,324
837,600	Alps Electric Co Ltd	7,532,495
602,000	Anritsu Corp	7,276,588
175,400	Asahi Breweries Ltd	3,842,494
532,400	Astellas Pharma Inc	21,869,071
504,200	Bridgestone Corp	12,162,537
99,900	Capcom	2,215,790
1,242	CyberAgent Inc	3,562,311
645,700	Daiei Inc *	2,304,423
707,000	Daiichi Chuo Kisen Kaisha *	1,085,483
2,386,000	Daikyo Inc *	6,149,952
307,100	Daito Trust Construction Co Ltd	27,097,964
1,160,000	Daiwabo Holdings Co Ltd	2,612,682
272,200	Dena Co Ltd	8,862,976
1,365,000	DIC Corp	2,826,600
210,300	Don Quijote Co Ltd	7,259,919
72,800	East Japan Railway Co	4,660,011

8	See accompanying notes to the financial statements.

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Japan — continued
284,800	Eisai Co Ltd	11,525,203
53,200	Fanuc Ltd	9,670,980
60,100	Fast Retailing Co Ltd	12,473,574
1,176,000	Fuji Electric Co Ltd	3,055,647
638,000	Fuji Heavy Industries Ltd	4,878,134
146,800	Fuji Oil Co Ltd	2,022,910
316,500	Gree Inc	9,895,942
589,000	Gunze Ltd	1,832,541
498,000	Hanwa Co Ltd	2,331,293
2,396,000	Haseko Corp *	1,771,392
95,900	Hikari Tsushin Inc	2,721,803
2,541,000	Hitachi Ltd	14,909,025
1,524	INPEX Corp	10,813,601
1,475,000	Itochu Corp	16,788,482
1,519	Japan Tobacco Inc	8,069,653
478,500	JFE Holdings Inc	10,350,015
114,000	JGC Corp	3,296,111
624,000	Juki Corp	1,368,183
5,712,830	JX Holdings Inc	35,894,201
292,420	K’s Holdings Corp	9,765,753
3,874,000	Kajima Corp	11,933,234
157,220	Kakaku.com Inc	4,580,365
636,400	Kao Corp	16,319,590
3,816,000	Kawasaki Kisen Kaisha Ltd	8,059,634
5,489	KDDI Corp	34,848,139
436,000	Kinugawa Rubber Industrial Co Ltd	3,298,634
38,200	Kohnan Shoji Co Ltd	558,377
255,400	Konami Corp	7,054,064
125,000	Lawson Inc	7,357,379
1,412,500	Leopalace21 Corp *	3,444,910
2,052,000	Marubeni Corp	14,672,344
3,926,000	Mazda Motor Corp *	6,531,789
50,904	Meiji Holdings Co Ltd	2,160,272

See accompanying notes to the financial statements.	9

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Japan — continued
896,000	Mitsubishi Heavy Industries Ltd	4,219,323
2,051,500	Mitsubishi Chemical Holdings Corp	11,902,718
366,000	Mitsubishi Corp	8,994,556
126,080	Mitsubishi UFJ Lease & Finance Co Ltd	5,391,819
420,900	Mitsui & Co Ltd	7,254,819
1,924,000	Mitsui OSK Lines Ltd	8,794,370
8,160,400	Mizuho Financial Group Inc	13,716,469
341,000	Nachi-Fujikoshi Corp	1,884,338
232,700	Namco Bandai Holdings Inc	3,266,197
2,582	Net One Systems Co Ltd	6,397,091
64,500	Nichii Gakkan Co	755,836
105,900	Nikon Corp	2,884,617
48,600	Nintendo Co Ltd	7,264,457
747,000	Nippon Chemi-Con Corp	3,125,079
3,003,000	Nippon Light Metal Co Ltd	4,600,913
253,600	Nippon Paper Group Inc	5,444,786
4,215,000	Nippon Steel Corp	12,209,029
889,500	Nippon Telegraph & Telephone Corp	41,870,884
2,823,000	Nippon Yusen Kabushiki Kaisha	8,460,089
531,500	Nissan Motor Co Ltd	5,482,675
113,450	Nitori Holdings Co Ltd	9,593,917
587,000	Nitto Boseki Co Ltd	1,993,784
401,000	NSK Ltd	3,186,364
10,252	NTT Docomo Inc	17,487,148
1,876,000	Obayashi Corp	8,419,566
526,000	OKUMA Corp	4,386,317
100	Omron Corp	2,220
122,200	Ono Pharmaceutical Co Ltd	6,688,317
80,700	ORIX Corp	7,777,430
1,773,000	Osaka Gas Co Ltd	6,797,383
1,853,500	Penta Ocean Construction Co Ltd	6,160,904
81,980	Point Inc	3,083,527
6,356,800	Resona Holdings Inc	30,410,833

10	See accompanying notes to the financial statements.

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Japan — continued
514,000	Ricoh Company Ltd	4,742,813
768,400	Round One Corp	5,027,967
119,500	Ryohin Keikaku Co Ltd	5,690,639
193,700	Sankyo Co Ltd	9,327,307
130,000	Sanrio Co Ltd	5,329,106
316,700	Seven & I Holdings Co Ltd	8,748,536
4,468,200	Sojitz Corp	8,317,414
2,044,800	Sumitomo Corp	30,350,275
492,000	SxL Corp *	1,081,790
6,697,000	Taiheiyo Cement Co Ltd	14,246,747
3,943,000	Taisei Corp	10,395,082
23,300	Taisho Pharmaceutical Holdings Co Ltd *	1,865,949
1,374,500	Takeda Pharmaceutical Co Ltd	62,024,641
2,066,000	Tokyo Tatemono Co Ltd *	8,448,066
356,000	TonenGeneral Sekiyu KK	3,299,616
1,498,000	Toray Industries Inc	10,667,486
782,800	Toyota Tsusho Corp	15,745,366
34,400	Unicharm Corp	1,776,462
840,600	UNY Co Ltd	8,372,584
58,670	USS Co Ltd	5,757,545
86,300	West Japan Railway Co	3,525,107
334,820	Yamada Denki Co Ltd	21,788,556
208,900	Yamato Holdings Co Ltd	3,300,211
246,000	Zeon Corp	2,329,997

	Total Japan	957,921,027

	Malta — 0.0%
15,998,662	BGP Holdings Plc *	—

	Netherlands — 1.6%
1,071,037	Aegon NV *	5,605,239
80,769	ASML Holding NV	3,672,476
208,241	CSM NV	3,898,731

See accompanying notes to the financial statements.	11

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Netherlands — continued
21	Heineken NV	1,107
2,008,804	ING Groep NV *	17,702,854
1,013,873	Koninklijke BAM Groep NV	4,789,783
371,632	SNS REAAL NV *	1,048,836
800,056	Unilever NV	26,602,075
71,650	Wereldhave NV (REIT)	5,342,475

	Total Netherlands	68,663,576

	New Zealand — 0.6%
1,884,358	Chorus Ltd *	5,126,032
1,123,857	Fletcher Building Ltd	6,112,140
8,370,097	Telecom Corp of New Zealand	14,942,532

	Total New Zealand	26,180,704

	Norway — 0.2%
96,528	Telenor ASA	1,780,871
186,323	TGS Nopec Geophysical Co ASA	5,378,843
58,604	Tomra Systems ASA	486,530

	Total Norway	7,646,244

	Portugal — 0.3%
2,339,807	EDP - Energias de Portugal SA	6,800,852
223,116	Jeronimo Martins SGPS SA *	4,107,897

	Total Portugal	10,908,749

	Singapore — 1.7%
2,321,000	Ezra Holdings Ltd *	2,308,610
35,619,000	Golden Agri-Resources Ltd	20,715,069
2,793,000	Jaya Holdings Ltd *	1,282,022
690,200	MobileOne Ltd	1,378,280
4,164	Oversea-Chinese Banking Corp Ltd	29,796
1,853,000	Singapore Exchange Ltd	10,648,304
2,147,000	Singapore Press Holdings Ltd	6,501,219

12	See accompanying notes to the financial statements.

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Singapore — continued
9,983,000	Singapore Telecommunications	25,271,059
241,000	Venture Corp Ltd	1,620,495
2,415,000	Yangzijiang Shipbuilding Holdings Ltd	2,610,969

	Total Singapore	72,365,823

	Spain — 4.7%
2,716,157	Banco Popular Espanol SA	11,141,071
4,069,118	Banco Santander SA	33,682,801
427,557	Distribuidora Internacional de Alimentacion SA *	2,084,393
490,857	Ferrovial SA	6,199,485
135,108	Fomento de Construcciones y Contratas SA	3,411,999
1,151,193	Gas Natural SDG SA	19,468,563
323,799	Grifols SA *	6,705,958
32,379	Grifols SA Class B *	458,381
2,731,854	Iberdrola SA	16,140,515
167,306	Inditex SA	15,398,102
715,813	Jazztel Plc *	4,087,571
676,661	Repsol YPF SA	17,622,402
3,481,997	Telefonica SA	59,260,319

	Total Spain	195,661,560

	Sweden — 0.5%
338,316	Boliden AB	5,905,815
382,968	Investor AB B Shares	8,529,718
144,597	NCC Class B	3,216,921
125	Sandvik AB	1,910
252,232	Swedbank AB Class A	4,320,339

	Total Sweden	21,974,703

	Switzerland — 4.4%
915,036	Nestle SA (Registered)	55,940,561
1,246,243	Novartis AG (Registered)	67,927,994
299,894	Roche Holding AG (Non Voting)	52,197,934

See accompanying notes to the financial statements.	13

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Switzerland — continued
21,925	Swatch Group AG	9,931,957

	Total Switzerland	185,998,446

	United Kingdom — 22.2%
1,902,924	3i Group Plc	5,733,436
324,415	Aggreko Plc	11,396,579
1,245,173	ARM Holdings Plc	11,224,999
135,137	ASOS Plc *	3,937,752
2,525,648	AstraZeneca Plc	113,016,783
1,010,596	Aviva Plc	5,914,221
5,369,465	BAE Systems Plc	26,677,196
12,669,652	Barclays Plc	49,060,712
260,668	BBA Aviation Plc	837,955
490,705	BG Group Plc	11,842,342
6,569,454	BP Plc	51,403,296
1,168,121	British American Tobacco Plc	58,920,557
10,190,339	BT Group Plc	34,694,035
835,107	Burberry Group Plc	18,718,886
266	Centrica Plc	1,283
666,831	Cove Energy Plc *	2,572,894
667,532	Diageo Plc	15,938,174
7,360,070	Dixons Retail Plc *	1,747,624
936,732	Drax Group Plc	7,726,777
65	Eurasian Natural Resources Corp Plc	721
1,080,996	FirstGroup Plc	5,054,456
1,429,769	Game Group Plc	111,654
5,388,006	GlaxoSmithKline Plc	119,063,308
4,017,608	Home Retail Group Plc	6,503,037
523,643	IMI Plc	8,069,062
330,605	Imperial Tobacco Group Plc	13,090,944
60	ITV Plc	82
49	Kazakhmys Plc	863
2,247,657	Kesa Electricals Plc	2,661,548

14	See accompanying notes to the financial statements.

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	United Kingdom — continued
299,212	Lancashire Holdings Ltd	3,640,109
23,838,972	Lloyds Banking Group Plc *	13,270,939
424,491	Next Plc	18,726,879
451,387	Pearson Plc	8,595,326
151,114	Prudential Plc	1,714,401
70,972	Randgold Resources Ltd	8,128,404
117,750	Reckitt Benckiser Group Plc	6,508,125
312,853	Rio Tinto Plc	17,747,960
808,119	Rolls-Royce Holdings Plc *	10,444,243
588,622	Royal Dutch Shell Group Class A (Amsterdam)	21,484,892
631,554	Royal Dutch Shell Plc A Shares (London)	22,980,034
1,628,033	Royal Dutch Shell Plc B Shares (London)	60,346,391
10,457,116	Royal Bank of Scotland Group Plc *	4,644,002
159,424	SABMiller Plc	6,456,128
527,846	Scottish & Southern Energy Plc	10,812,248
447,874	Shire Plc	15,620,294
519,112	Smith & Nephew Plc	5,097,585
230,432	Spectris Plc	6,384,799
459,114	Tate & Lyle Plc	5,087,023
49,728	Travis Perkins Plc	847,081
897,287	Trinity Mirror Plc *	656,400
521,680	Tullett Prebon Plc	2,655,115
24,281,391	Vodafone Group Plc	65,412,169
449,763	Weir Group Plc (The)	15,051,610
338,595	WH Smith Plc	2,865,752
1,917,834	William Hill Plc	6,830,607
186,704	Wolseley Plc	7,205,750

	Total United Kingdom	935,135,442

	TOTAL COMMON STOCKS (COST $4,002,401,322)	4,027,728,346

See accompanying notes to the financial statements.	15

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares / Par Value		Description	Value ($)

		PREFERRED STOCKS — 0.9%

		Germany — 0.9%
	401,654	Porsche Automobil Holding SE 1.04%	26,060,932
	65,091	Volkswagen AG 2.13%	12,152,470

		Total Germany	38,213,402

		TOTAL PREFERRED STOCKS (COST $30,845,879)	38,213,402

		MUTUAL FUNDS — 1.6%

		United States — 1.6%
		Affiliated Issuers
	2,699,282	GMO U.S. Treasury Fund	67,482,056

		TOTAL MUTUAL FUNDS (COST $67,509,048)	67,482,056

		SHORT-TERM INVESTMENTS — 0.9%

		Time Deposits — 0.9%
AUD	1,166,285	Brown Brothers Harriman (Grand Cayman) Time Deposit, 3.48%, due 03/01/12	1,250,783
CHF	28,391	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/12	31,382
DKK	56,654	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.02%, due 03/01/12	10,153
HKD	77,557	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/12	9,999
NOK	4,725	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.65%, due 03/01/12	845
NZD	12,138	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.65%, due 03/01/12	10,128
SEK	1,651,666	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.70%, due 03/01/12	249,617
EUR	83,245	Citibank (New York) Time Deposit, 0.05%, due 03/01/12	110,907
JPY	4,174,800	Citibank (New York) Time Deposit, 0.01%, due 03/01/12	51,357
USD	25,000,000	HSBC Bank (New York) Time Deposit, 0.03%, due 03/01/12	25,000,000
CAD	65,975	JPMorgan Chase (New York) Time Deposit, 0.24%, due 03/01/12	66,678
GBP	227,850	JPMorgan Chase (New York) Time Deposit, 0.10%, due 03/01/12	362,487

16	See accompanying notes to the financial statements.

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value		Description	Value ($)

		Time Deposits — continued
SGD	107,424	JPMorgan Chase (New York) Time Deposit, 0.01%, due 03/01/12	85,895
USD	10,558,379	JPMorgan Chase (New York) Time Deposit, 0.03%, due 03/01/12	10,558,379

		Total Time Deposits	37,798,610

		TOTAL SHORT-TERM INVESTMENTS (COST $37,798,610)	37,798,610

		TOTAL INVESTMENTS — 99.0% (Cost $4,138,554,859)	4,171,222,414
		Other Assets and Liabilities (net) — 1.0%	40,682,647

		TOTAL NET ASSETS — 100.0%	$4,211,905,061

A summary of outstanding financial instruments at February 29, 2012 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Deliver/ Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
4/20/12	Bank of America, N.A.	GBP	11,797,412	$18,761,847	$111,460
4/20/12	Bank of New York Mellon	GBP	17,876,578	28,429,763	211,048
4/20/12	Barclays Bank PLC	GBP	16,573,977	26,358,190	193,018
4/20/12	Brown Brothers Harriman & Co.	GBP	16,512,165	26,259,888	173,970
4/20/12	Deutsche Bank AG	GBP	14,697,355	23,373,731	181,304
4/20/12	JPMorgan Chase Bank, N.A.	GBP	10,773,188	17,132,987	126,669
4/20/12	Morgan Stanley & Co. International PLC	GBP	3,074,371	4,889,282	31,389
4/20/12	Royal Bank of Scotland PLC	GBP	10,579,539	16,825,020	123,504
4/20/12	Barclays Bank PLC	HKD	184,129,190	23,742,231	(4,578)
4/20/12	Brown Brothers Harriman & Co.	HKD	191,759,640	24,726,126	(2,535)
4/20/12	JPMorgan Chase Bank, N.A.	HKD	60,254,935	7,769,472	(2,044)
4/20/12	Morgan Stanley & Co. International PLC	HKD	184,129,190	23,742,231	(6,964)
4/20/12	State Street Bank and Trust Company	HKD	154,537,940	19,926,636	(3,431)
4/20/12	Bank of New York Mellon	SEK	40,268,668	6,073,782	39,976
4/20/12	Deutsche Bank AG	SEK	88,995,030	13,423,250	64,644
4/20/12	JPMorgan Chase Bank, N.A.	SEK	94,627,767	14,272,843	69,586
4/20/12	Royal Bank of Scotland PLC	SEK	48,779,995	7,357,557	44,089

See accompanying notes to the financial statements.	17

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Forward Currency Contracts — continued

Settlement Date	Counterparty	Deliver/ Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
4/20/12	Bank of America, N.A.	SGD	58,447,243	$46,735,062	$212,116
4/20/12	Bank of New York Mellon	SGD	14,822,079	11,851,898	55,764
4/20/12	Barclays Bank PLC	SGD	21,021,261	16,808,833	73,493
4/20/12	Morgan Stanley & Co. International PLC	SGD	19,020,196	15,208,759	62,095
4/20/12	State Street Bank and Trust Company	SGD	14,692,589	11,748,357	60,114

				$405,417,745	$1,814,687

Sales #
4/20/12	Bank of New York Mellon	AUD	20,094,339	$21,427,928	$(70,177)
4/20/12	Barclays Bank PLC	AUD	13,421,343	14,312,069	(67,863)
4/20/12	Bank of America, N.A.	CAD	9,798,255	9,891,831	(69,404)
4/20/12	Barclays Bank PLC	CAD	12,307,889	12,425,434	(86,203)
4/20/12	Brown Brothers Harriman & Co.	CAD	15,803,254	15,954,181	(116,083)
4/20/12	Deutsche Bank AG	CAD	7,813,987	7,888,613	(55,042)
4/20/12	Morgan Stanley & Co. International PLC	CAD	12,007,266	12,121,940	(82,770)
4/20/12	Royal Bank of Scotland PLC	CAD	15,935,808	16,088,000	(111,148)
4/20/12	State Street Bank and Trust Company	CAD	34,650,473	34,981,397	(251,392)
4/20/12	Royal Bank of Scotland PLC	DKK	37,184,648	6,665,555	(41,213)
4/20/12	State Street Bank and Trust Company	DKK	14,737,343	2,641,751	(19,681)
4/20/12	Bank of America, N.A.	EUR	17,338,893	23,105,462	(179,457)
4/20/12	Deutsche Bank AG	EUR	13,376,321	17,825,018	(129,483)
4/20/12	Morgan Stanley & Co. International PLC	EUR	15,038,461	20,039,952	(80,260)
4/20/12	Royal Bank of Scotland PLC	EUR	24,908,163	33,192,119	(221,632)
4/20/12	Bank of America, N.A.	JPY	1,811,172,000	22,289,950	453,467
4/20/12	Brown Brothers Harriman & Co.	JPY	410,698,269	5,054,431	103,507
4/20/12	Deutsche Bank AG	JPY	1,074,552,130	13,224,428	270,733
4/20/12	JPMorgan Chase Bank, N.A.	JPY	3,203,470,130	39,424,852	807,162
4/20/12	Bank of America, N.A.	NZD	12,464,049	10,364,088	2,386
4/20/12	Morgan Stanley & Co. International PLC	NZD	10,386,611	8,636,660	17,195

				$347,555,659	$72,642

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.

18	See accompanying notes to the financial statements.

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
87	DAX	March 2012	$19,851,455	$2,927,132
346	FTSE 100	March 2012	32,190,274	2,094,310
886	FTSE/MIB	March 2012	96,411,885	7,348,386
705	TOPIX	March 2012	72,503,491	8,068,707
135	MSCI Singapore	March 2012	7,480,850	19,667

			$228,437,955	$20,458,202

Sales
624	S&P Toronto 60	March 2012	$90,536,601	$(4,661,798)
253	SPI 200	March 2012	28,972,484	(618,516)

			$119,509,085	$(5,280,314)

Swap Agreements

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund (Pays)/ Receives	Net Unrealized Appreciation/ (Depreciation)
473,083	EUR	11/27/2012	Goldman Sachs International	1 Month Euribor Floating Rate – 10%	Total Return on Dexia SA	$(73,798)
1,317,634	EUR	11/27/2012	Bank of America Merrill Lynch	3 Month Euribor Floating Rate – 10%	Total Return on Alpha Bank A.E.	(14,251)

						$(88,049)

					Premiums to (Pay) Receive	$—

As of February 29, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.	19

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Notes to Schedule of Investments:

REIT	- Real Estate Investment Trust
*	Non-income producing security.

Currency Abbreviations:

AUD	- Australian Dollar

CAD	- Canadian Dollar

CHF	- Swiss Franc

DKK	- Danish Krone

EUR	- Euro

GBP	- British Pound

HKD	- Hong Kong Dollar

JPY	- Japanese Yen

NOK	- Norwegian Krone

NZD	- New Zealand Dollar

SEK	- Swedish Krona

SGD	- Singapore Dollar

USD	- United States Dollar

20	See accompanying notes to the financial statements.

GMO International Core Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments in unaffiliated issuers, at value (cost $4,071,045,811) (Note 2)	$4,103,740,358
Investments in affiliated issuers, at value (cost $67,509,048) (Notes 2 and 10)	67,482,056
Foreign currency, at value (cost $399,912) (Note 2)	395,502
Receivable for investments sold	3,526,316
Receivable for Fund shares sold	97,335
Dividends receivable	17,991,681
Foreign taxes receivable	827,221
Unrealized appreciation on open forward currency contracts (Note 4)	3,488,689
Due from broker on open futures contracts (Note 2)	26,511,598
Receivable for collateral on open swap contracts (Note 4)	90,000
Receivable for expenses reimbursed by Manager (Note 5)	12,789
Miscellaneous receivable	2,212

Total assets	4,224,165,757

Liabilities:
Payable for investments purchased	5,549,047
Payable for Fund shares repurchased	1,940,386
Payable to affiliate for (Note 5):
Management fee	1,263,952
Shareholder service fee	268,493
Trustees and Trust Officers or agents unaffiliated with the Manager	12,236
Payable for variation margin on open futures contracts (Note 4)	949,047
Unrealized depreciation on open forward currency contracts (Note 4)	1,601,360
Payable for open swap contracts (Note 4)	88,049
Accrued expenses	588,126

Total liabilities	12,260,696

Net assets	$4,211,905,061

See accompanying notes to the financial statements.	21

GMO International Core Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012 — (Continued)

Net assets consist of:
Paid-in capital	$5,272,576,376
Accumulated undistributed net investment income	8,490,777
Accumulated net realized loss	(1,118,875,635)
Net unrealized appreciation	49,713,543

$4,211,905,061

Net assets attributable to:
Class III shares	$885,023,379

Class IV shares	$1,078,912,478

Class VI shares	$2,247,969,204

Shares outstanding:
Class III	32,180,689

Class IV	39,255,083

Class VI	81,876,435

Net asset value per share:
Class III	$27.50

Class IV	$27.48

Class VI	$27.46

22	See accompanying notes to the financial statements.

GMO International Core Equity Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Dividends from unaffiliated issuers (net of withholding taxes of $15,890,956)	$167,178,433
Interest	64,834
Dividends from affiliated issuers (Note 10)	25,105

Total investment income	167,268,372

Expenses:
Management fee (Note 5)	17,304,936
Shareholder service fee–Class III (Note 5)	1,166,763
Shareholder service fee–Class IV (Note 5)	925,386
Shareholder service fee–Class VI (Note 5)	1,511,335
Custodian and fund accounting agent fees	1,714,508
Legal fees	132,772
Audit and tax fees	84,709
Trustees fees and related expenses (Note 5)	72,220
Transfer agent fees	49,061
Registration fees	16,532
Miscellaneous	102,058

Total expenses	23,080,280
Fees and expenses reimbursed by Manager (Note 5)	(2,053,713)
Expense reductions (Note 2)	(203)

Net expenses	21,026,364

Net investment income (loss)	146,242,008

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	127,863,668
Investments in affiliated issuers	8,973
Realized gains distributions from affiliated issuers (Note 10)	16,639
Futures contracts	(16,714,773)
Swap agreements	(182,675)
Foreign currency, forward contracts and foreign currency related transactions	(16,505,219)

Net realized gain (loss)	94,486,613

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(594,981,000)
Investments in affiliated issuers	(26,992)
Futures contracts	8,417,207
Swap agreements	(88,049)
Foreign currency, forward contracts and foreign currency related transactions	5,717,848

Net unrealized gain (loss)	(580,960,986)

Net realized and unrealized gain (loss)	(486,474,373)

Net increase (decrease) in net assets resulting from operations	$(340,232,365)

See accompanying notes to the financial statements.	23

GMO International Core Equity Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$146,242,008	$112,967,386
Net realized gain (loss)	94,486,613	10,858,780
Change in net unrealized appreciation (depreciation)	(580,960,986)	982,069,664

Net increase (decrease) in net assets from operations	(340,232,365)	1,105,895,830

Distributions to shareholders from:
Net investment income
Class III	(27,120,038)	(19,384,014)
Class IV	(34,641,656)	(23,845,517)
Class VI	(92,423,513)	(71,405,695)

Total distributions from net investment income	(154,185,207)	(114,635,226)

Net share transactions (Note 9):
Class III	113,990,830	(334,920,790)
Class IV	(34,458,132)	236,787,681
Class VI	(973,964,035)	604,118,020

Increase (decrease) in net assets resulting from net share transactions	(894,431,337)	505,984,911

Total increase (decrease) in net assets	(1,388,848,909)	1,497,245,515

Net assets:
Beginning of period	5,600,753,970	4,103,508,455

End of period (including accumulated undistributed net investment income of $8,490,777 and $14,200,543, respectively)	$4,211,905,061	$5,600,753,970

24	See accompanying notes to the financial statements.

GMO International Core Equity Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$30.77		$25.63		$18.15		$37.25		$39.38

Income (loss) from investment operations:
Net investment income (loss)†	0.87		0.62		0.55		0.92		1.01
Net realized and unrealized gain (loss)	(3.15)		5.11		7.79		(18.54)		(0.51)

Total from investment operations	(2.28)		5.73		8.34		(17.62)		0.50

Less distributions to shareholders:
From net investment income	(0.99)		(0.59)		(0.86)		(1.19)		(0.68)
From net realized gains	—		—		—		(0.29)		(1.95)

Total distributions	(0.99)		(0.59)		(0.86)		(1.48)		(2.63)

Net asset value, end of period	$27.50		$30.77		$25.63		$18.15		$37.25

Total Return(a)	(7.25)%		22.61%		45.97%		(48.61)%		0.69%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$885,023		$857,774		$1,017,207		$855,690		$917,685
Net expenses to average daily net assets	0.53	%(b)(c)	0.53	%(b)(c)	0.53	%(b)	0.53	%(d)	0.53	%(d)
Net investment income (loss) to average daily net assets	3.10%		2.28%		2.22%		3.08%		2.44%
Portfolio turnover rate	34%		40%		48%		41%		43%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.04%		0.05%		0.05%		0.05%		0.05%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	25

GMO International Core Equity Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)

(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$30.75		$25.62		$18.14		$37.23		$39.36

Income (loss) from investment operations:
Net investment income (loss)†	0.90		0.61		0.64		0.94		1.04
Net realized and unrealized gain (loss)	(3.17)		5.13		7.71		(18.53)		(0.52)

Total from investment operations	(2.27)		5.74		8.35		(17.59)		0.52

Less distributions to shareholders:
From net investment income	(1.00)		(0.61)		(0.87)		(1.21)		(0.70)
From net realized gains	—		—		—		(0.29)		(1.95)

Total distributions	(1.00)		(0.61)		(0.87)		(1.50)		(2.65)

Net asset value, end of period	$27.48		$30.75		$25.62		$18.14		$37.23

Total Return(a)	(7.19)%		22.68%		46.04%		(48.56)%		0.75%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,078,912		$1,235,303		$797,730		$1,166,165		$947,063
Net expenses to average daily net assets	0.47	%(b)(c)	0.47	%(b)(c)	0.47	%(b)	0.47	%(d)	0.47	%(d)
Net investment income (loss) to average daily net assets	3.18%		2.24%		2.65%		3.18%		2.51%
Portfolio turnover rate	34%		40%		48%		41%		43%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%		0.05%		0.05%		0.05%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
†	Calculated using average shares outstanding throughout the period.

26	See accompanying notes to the financial statements.

GMO International Core Equity Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)

(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$30.72		$25.60		$18.13		$37.22		$39.35

Income (loss) from investment operations:
Net investment income (loss)†	0.92		0.61		0.52		0.92		0.98
Net realized and unrealized gain (loss)	(3.17)		5.13		7.83		(18.50)		(0.45)

Total from investment operations	(2.25)		5.74		8.35		(17.58)		0.53

Less distributions to shareholders:
From net investment income	(1.01)		(0.62)		(0.88)		(1.22)		(0.71)
From net realized gains	—		—		—		(0.29)		(1.95)

Total distributions	(1.01)		(0.62)		(0.88)		(1.51)		(2.66)

Net asset value, end of period	$27.46		$30.72		$25.60		$18.13		$37.22

Total Return(a)	(7.13)%		22.69%		46.11%		(48.56)%		0.78%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,247,969		$3,507,677		$2,288,572		$1,098,838		$3,567,360
Net expenses to average daily net assets	0.44	%(b)(c)	0.44	%(b)(c)	0.44	%(b)	0.44	%(d)	0.44	%(d)
Net investment income (loss) to average daily net assets	3.25%		2.25%		2.08%		3.07%		2.36%
Portfolio turnover rate	34%		40%		48%		41%		43%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%		0.05%		0.05%		0.05%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	27

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO International Core Equity Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks high total return. The Manager seeks to achieve the Fund’s investment objective by investing in equities or groups of equities that the Manager believes will provide higher returns than the MSCI EAFE Index.

The Manager uses active investment management methods, which means that equities are bought and sold according to the Manager’s evaluation of companies’ published financial information, securities’ prices, equity and bond markets, and the overall economy.

In selecting equities for the Fund, the Manager may use a combination of quantitative and qualitative investment methods to identify equities that the Manager believes present positive return potential relative to other equities. Some of these methods evaluate individual equities or a group of equities (e.g., equities of companies in a particular industry) based on the ratio of their price to historical financial information, including book value, cash flow and earnings, and forecasted financial information provided by industry analysts. The Manager may compare these ratios to industry or market averages in assessing the relative attractiveness of an equity or a group of equities. Other methods used by the Manager focus on evaluating patterns of price movement or volatility of an equity or group of equities relative to the Fund’s investment universe. The Manager also may adjust the Fund’s portfolio for factors such as position size, market capitalization, and exposure to groups such as industry, sector, country or currency.

As a substitute for direct investments in equities, the Manager may use exchange-traded and over-the-counter (“OTC”) derivatives. The Manager also may use derivatives: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund’s investment exposure; and (iii) to effect transactions intended as substitutes for securities lending. Derivatives used may include futures, options, forward currency contracts and swap contracts. In addition, the Fund may lend its portfolio securities.

The Fund typically invests directly and indirectly (e.g., through other GMO Funds (the “underlying funds”) or derivatives) in equities of companies tied economically to countries other than the U.S. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in equity investments. The terms “equities” and “equity investments” refer to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities and depositary receipts. The Manager may make investments tied economically to emerging countries.

28

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

For cash management purposes, the Fund may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund normally does not take temporary defensive positions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

Throughout the year ended February 29, 2012, the Fund had three classes of shares outstanding: Class III, Class IV and Class VI. Each class of shares bears a different shareholder service fee.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or circumstance make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. For the year ended February 29, 2012, the Fund did not reduce the value of any of its OTC derivatives contracts based on the creditworthiness of its counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

29

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The foregoing pricing methodologies are modified for the fair value of equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service as of February 29, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	93.0%
Futures Contracts	0.5%
Swap Agreements	(0.0)%^

^ Rounds to 0.0%.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

30

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs such as fair value adjustments provided by an independent pricing service and applied to equity securities, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives, due to market events that have occurred since the local market close but prior to close of the NYSE.

Level 3 – Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value technique on Level 3 investments: The Fund considered certain bankrupt securities to be near worthless.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total

Common Stocks
Australia	$1,930,704	$237,897,558	$—		$239,828,262
Austria	—	28,451,662	—		28,451,662
Belgium	—	28,163,038	—		28,163,038
Canada	119,337,416	—	—		119,337,416
Denmark	—	18,008,945	—		18,008,945
Finland	—	18,532,776	—		18,532,776
France	—	484,386,807	—		484,386,807
Germany	—	265,180,460	—		265,180,460
Greece	—	8,834,092	—		8,834,092
Hong Kong	906,621	67,164,999	—		68,071,620
Ireland	—	39,682,133	—		39,682,133
Israel	—	2,553,252	—		2,553,252
Italy	—	224,241,609	—		224,241,609
Japan	1,865,949	956,055,078	—		957,921,027
Malta	—	—	0	*	0	*
Netherlands	—	68,663,576	—		68,663,576

31

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

ASSET VALUATION INPUTS — continued

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
New Zealand	$5,126,032	$21,054,672	$—		$26,180,704
Norway	—	7,646,244	—		7,646,244
Portugal	—	10,908,749	—		10,908,749
Singapore	—	72,365,823	—		72,365,823
Spain	—	195,661,560	—		195,661,560
Sweden	—	21,974,703	—		21,974,703
Switzerland	—	185,998,446	—		185,998,446
United Kingdom	21,484,892	913,650,550	—		935,135,442

TOTAL COMMON STOCKS	150,651,614	3,877,076,732	0	*	4,027,728,346

Preferred Stocks
Germany	—	38,213,402	—		38,213,402

TOTAL PREFERRED STOCKS	—	38,213,402	—		38,213,402

Mutual Funds	67,482,056	—	—		67,482,056

Short-Term Investments	37,798,610	—	—		37,798,610

Total Investments	255,932,280	3,915,290,134	0	*	4,171,222,414

Derivatives **
Forward Currency Contracts
Foreign currency risk	—	3,488,689	—		3,488,689
Futures Contracts
Equity risk	—	20,458,202	—		20,458,202

Total Derivatives	—	23,946,891	—		23,946,891

Total	$255,932,280	$3,939,237,025	$0	*	$4,195,169,305

32

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives**
Forward Currency Contracts
Foreign currency risk	$—	$(1,601,360)	$—	$(1,601,360)
Futures Contracts
Equity risk	(4,661,798)	(618,516)	—	(5,280,314)
Swap Agreements
Equity risk	—	(88,049)	—	(88,049)

Total Derivatives	(4,661,798)	(2,307,925)	—	(6,969,723)

Total	$(4,661,798)	$(2,307,925)	$—	$(6,969,723)

*	Represents the interest in securities that were determined to have a value of zero as of February 29, 2012.

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

**	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was less than 0.1% of total net assets.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or

33

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 29, 2012, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, foreign currency transactions, losses on wash sale transactions, passive foreign investment company transactions and post-October capital losses.

34

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The tax character of distributions declared to shareholders is as follows:

	February 29, 2012	February 28, 2011
Ordinary income (including any net short-term capital gain)	$154,185,207	$114,635,226

Total distributions	$154,185,207	$114,635,226

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 29, 2012, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$39,544,857

Other Tax Attributes:
Capital loss carryforwards	(1,033,225,016)
Post-October capital loss deferral	$(34,994,966)

As of February 29, 2012, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Due to recent tax law changes, net capital losses recognized in taxable years beginning after February 28, 2011 shall be carried forward indefinitely and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses realized in years beginning prior to February 28, 2011. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Utilization of the capital loss carryforwards, post-October capital losses, and losses realized subsequent to February 29, 2012, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Fund’s capital loss carryforwards expire as follows:

	Short-Term	Long-Term	Total
February 28, 2017	$(79,203,099)	Not Applicable	$(79,203,099)
February 28, 2018	(906,840,158)	Not Applicable	(906,840,158)
February 28, 2019	(47,181,759)	Not Applicable	(47,181,759)

Total	$(1,033,225,016)	$—	$(1,033,225,016)

35

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$4,216,085,080	$351,884,121	$(396,746,787)	$(44,862,666)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2009 through February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (See Note 5).

36

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s custodian and fund accounting agent. State Street Bank and Trust Company (“State Street”) serves as the Fund’s transfer agent. BBH’s and State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio

37

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

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GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically

39

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

“buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their

40

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied

41

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 29, 2012, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 29, 2012, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is

42

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the year.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the year.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to

43

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses in the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would

44

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees) and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 29, 2012, the Fund used swap agreements to achieve returns comparable to holding and lending a direct equity position. Swap agreements outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the year ended February 29, 2012, the Fund held rights and/or warrants received as a result of corporate actions. The Fund held no rights or warrants at the end of the year.

45

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total

Assets:
Unrealized appreciation on forward currency contracts	$—	$3,488,689	$—	$—	$—	$3,488,689
Unrealized appreciation on futures contracts *	—	—	—	20,458,202	—	20,458,202

Total	$—	$3,488,689	$—	$20,458,202	$—	$23,946,891

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(1,601,360)	$—	$—	$—	$(1,601,360)
Unrealized depreciation on futures contracts *	—	—	—	(5,280,314)	—	(5,280,314)
Unrealized depreciation on swap agreements	—	—	—	(88,049)	—	(88,049)

Total	$—	$(1,601,360)	$—	$(5,368,363)	$—	$(6,969,723)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total

Net Realized Gain (Loss) on:
Investments (purchased options, rights and/or warrants)	$—	$—	$—	$(1,324,833)	$—	$(1,324,833)
Forward currency contracts	—	(15,123,286)	—	—	—	(15,123,286)
Futures contracts	—	—	—	(16,714,773)	—	(16,714,773)
Swap agreements	—	—	—	(182,675)	—	(182,675)

Total	$—	$(15,123,286)	$—	$(18,222,281)	$—	$(33,345,567)

Change in Unrealized Appreciation (Depreciation) on:
Forward currency contracts	$—	$5,801,996	$—	$—	$—	$5,801,996
Futures contracts	—	—	—	8,417,207	—	8,417,207
Swap agreements	—	—	—	(88,049)	—	(88,049)

Total	$—	$5,801,996	$—	$8,329,158	$—	$14,131,154

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GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

^	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Period end variation margin on open futures contracts is reported within the Statement of Assets and Liabilities.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts, rights and/or warrants), and notional amounts (swap agreements) outstanding at each month-end, was as follows for the year ended February 29, 2012.

	Forward currency contracts	Futures contracts	Rights and/or warrants	Swap agreements
Average amount outstanding	$915,907,149	$370,579,802	$404,464	$1,098,474

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.38% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares, 0.09% for Class IV shares and 0.055% for Class VI shares.

The Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including shareholder service fees and certain other expenses) exceeds 0.38% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover specified costs that the Fund may incur as a result of investing in U.S. Treasury Fund. These agreements will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012

47

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

was $72,220 and $33,730, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2012, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
< 0.001%	0.000%	< 0.001%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2012 aggregated $1,528,586,152 and $2,378,800,430, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, 30.01% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, less than 0.01% of the shares of the Fund were held by senior management of the Manager and GMO Trust officers and 44.87% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

48

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class III:	Shares	Amount	Shares	Amount
Shares sold	7,376,146	$205,650,226	2,463,046	$66,280,281
Shares issued to shareholders in reinvestment of distributions	946,474	24,974,973	560,802	15,619,160
Shares repurchased	(4,018,388)	(116,634,369)	(14,833,654)	(416,820,231)

Net increase (decrease)	4,304,232	$113,990,830	(11,809,806)	$(334,920,790)

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class IV:	Shares	Amount	Shares	Amount
Shares sold	10,188,924	$279,783,865	13,529,839	$370,185,016
Shares issued to shareholders in reinvestment of distributions	1,142,879	30,139,634	844,993	23,555,860
Shares repurchased	(12,245,288)	(344,381,631)	(5,342,796)	(156,953,195)

Net increase (decrease)	(913,485)	$(34,458,132)	9,032,036	$236,787,681

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class VI:	Shares	Amount	Shares	Amount
Shares sold	15,696,213	$416,330,211	40,476,055	$1,042,988,639
Shares issued to shareholders in reinvestment of distributions	3,515,131	92,289,923	2,563,418	71,321,453
Shares repurchased	(51,502,500)	(1,482,584,169)	(18,277,138)	(510,192,072)

Net increase (decrease)	(32,291,156)	$(973,964,035)	24,762,335	$604,118,020

49

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO U.S. Treasury Fund	$52,104,000	$109,839,000	$94,442,925	$25,105	$16,639	$67,482,056

50

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO International Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Core Equity Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

51

GMO International Core Equity Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

52

GMO International Core Equity Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *

Class III
1) Actual	0.53%	$1,000.00	$1,018.70	$2.66
2) Hypothetical	0.53%	$1,000.00	$1,022.23	$2.66

Class IV
1) Actual	0.47%	$1,000.00	$1,018.90	$2.36
2) Hypothetical	0.47%	$1,000.00	$1,022.53	$2.36

Class VI
1) Actual	0.44%	$1,000.00	$1,019.30	$2.21
2) Hypothetical	0.44%	$1,000.00	$1,022.68	$2.21

*	Expenses are calculated using each Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

53

GMO International Core Equity Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

During the year ended February 29, 2012, the Fund paid foreign taxes of $15,890,956 and recognized foreign source income of $183,069,366.

For taxable, non-corporate shareholders, 100% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 represents qualified dividend income subject to the 15% rate category.

54

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 –March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989-2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

55

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 –December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 –present); Head of Fund Administration (December 2006 –present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.
[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

56

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).
Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 –present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 –April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 –present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 –April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 –2007).

Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 –present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 –August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.

Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham,

Mayo, Van Otterloo & Co. LLC

(July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

57

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President-Law and Clerk	Chief Legal Officer since October 2010; Vice President-Law since October 2010; Vice President since November 2006; Clerk since March 2006.

Vice President (November 2011 –present), Chief Legal Officer (September 2011 – present), Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham,

Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 –present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 –present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 –present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 –present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 –present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti – Money Laundering Officer, GMO Series Trust (November 2011 –present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 –present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

58

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO International Equity Allocation Fund returned -5.2% for the fiscal year ended February 29, 2012, as compared with -6.1% for the MSCI ACWI (All Country World Index) ex-U.S. Index.

Underlying fund implementation added 0.2% to relative performance, as GMO International Growth Equity Fund and GMO International Intrinsic Value Fund both outperformed their respective benchmarks.

Asset allocation added 0.6% to relative performance. The Fund’s exposure to emerging market equities drove most of the outperformance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in

GMO International Equity Allocation Fund Class III Shares and the MSCI ACWI ex-U.S. Index

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .21% on the purchase and .21% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	93.0%
Preferred Stocks	3.3
Short-Term Investments	2.2
Investment Funds	0.3
Futures Contracts	0.2
Debt Obligations	0.1
Forward Currency Contracts	0.1
Rights/Warrants	0.0	^
Swap Agreements	0.0	^
Other	0.8

	100.0%

Country / Region Summary**	% of Investments
Emerging***	24.3%
Japan	20.9
United Kingdom	17.4
France	7.6
Germany	5.8
Switzerland	5.1
Italy	3.8
Spain	3.6
Canada	2.0
Australia	2.0
Singapore	1.5
Hong Kong	1.3
Netherlands	1.1
Sweden	0.7
Denmark	0.6
Austria	0.4
Belgium	0.4
Ireland	0.4
Finland	0.3
New Zealand	0.3
Norway	0.2
Greece	0.1
Portugal	0.1
United States	0.1
Israel	0.0 ^

100.0%

1

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Investments Concentration Summary — (Continued)

February 29, 2012 (Unaudited)

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts.

***	The “Emerging” exposure is comprised of: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey.

^	Rounds to 0.0%.

2

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Shares / Par Value ($)	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
23,698,194	GMO Emerging Markets Fund, Class VI	285,326,259
2,583,693	GMO Flexible Equities Fund, Class VI	48,831,797
15,099,910	GMO International Growth Equity Fund, Class IV	343,220,957
24,037,399	GMO International Intrinsic Value Fund, Class IV	489,641,808

	TOTAL MUTUAL FUNDS (COST $1,058,652,848)	1,167,020,821

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
37,289	State Street Eurodollar Time Deposit, 0.01%, due 03/01/12	37,289

	TOTAL SHORT-TERM INVESTMENTS (COST $37,289)	37,289

	TOTAL INVESTMENTS — 100.0% (Cost $1,058,690,137)	1,167,058,110
	Other Assets and Liabilities (net) — (0.0%)	(65,331)

	TOTAL NET ASSETS — 100.0%	$1,166,992,779

See accompanying notes to the financial statements.	3

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments in affiliated issuers, at value (cost $1,058,652,848) (Notes 2 and 10)	$1,167,020,821
Investments in unaffiliated issuers, at value (cost $37,289) (Note 2)	37,289
Receivable for investments sold	681,654
Receivable for expenses reimbursed by Manager (Note 5)	5,133
Miscellaneous receivable	1,434

Total assets	1,167,746,331

Liabilities:
Payable for Fund shares repurchased	683,088
Payable to affiliate for (Note 5):
Trustees and Trust Officers or agents unaffiliated with the Manager	2,876
Accrued expenses	67,588

Total liabilities	753,552

Net assets	$1,166,992,779

Net assets consist of:
Paid-in capital	$1,221,292,865
Accumulated undistributed net investment income	1,444,878
Accumulated net realized loss	(164,112,937)
Net unrealized appreciation	108,367,973

$1,166,992,779

Net assets attributable to:
Class III shares	$1,166,992,779

Shares outstanding:
Class III	116,963,061

Net asset value per share:
Class III	$9.98

4	See accompanying notes to the financial statements.

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Dividends from affiliated issuers (Note 10)	$26,541,579
Interest	4

Total investment income	26,541,583

Expenses:
Custodian, fund accounting agent and transfer agent fees	54,092
Legal fees	29,270
Audit and tax fees	25,575
Trustees fees and related expenses (Note 5)	18,347
Registration fees	5,003
Miscellaneous	35,230

Total expenses	167,517
Fees and expenses reimbursed by Manager (Note 5)	(141,128)
Expense reductions (Note 2)	(150)

Net expenses	26,239

Net investment income (loss)	26,515,344

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(64,737,047)
Realized gains distributions from affiliated issuers (Note 10)	38,949,382

Net realized gain (loss)	(25,787,665)

Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(43,756,270)

Net realized and unrealized gain (loss)	(69,543,935)

Net increase (decrease) in net assets resulting from operations	$(43,028,591)

See accompanying notes to the financial statements.	5

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$26,515,344	$15,938,864
Net realized gain (loss)	(25,787,665)	(52,192,432)
Change in net unrealized appreciation (depreciation)	(43,756,270)	281,822,523

Net increase (decrease) in net assets from operations	(43,028,591)	245,568,955

Distributions to shareholders from:
Net investment income
Class III	(26,968,201)	(18,783,271)

Net share transactions (Note 9):
Class III	(41,414,170)	32,524,189
Purchase premiums and redemption fees (Notes 2 and 9):
Class III	852,829	509,786

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(40,561,341)	33,033,975

Total increase (decrease) in net assets	(110,558,133)	259,819,659

Net assets:
Beginning of period	1,277,550,912	1,017,731,253

End of period (including accumulated undistributed net investment income of $1,444,878 and $1,897,735, respectively)	$1,166,992,779	$1,277,550,912

6	See accompanying notes to the financial statements.

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.80	$8.96	$6.17	$16.45	$17.96

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.23	0.13	0.28	0.40	0.31
Net realized and unrealized gain (loss)	(0.81)	1.87	2.81	(7.20)	1.32

Total from investment operations	(0.58)	2.00	3.09	(6.80)	1.63

Less distributions to shareholders:
From net investment income	(0.24)	(0.16)	(0.20)	(0.39)	(1.00)
From net realized gains	—	—	(0.10)	(3.09)	(2.14)

Total distributions	(0.24)	(0.16)	(0.30)	(3.48)	(3.14)

Net asset value, end of period	$9.98	$10.80	$8.96	$6.17	$16.45

Total Return(b)	(5.21)%	22.43%	50.37%	(48.63)%	7.81%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,166,993	$1,277,551	$1,017,731	$519,663	$755,542
Net expenses to average daily net assets(c)(d)(e)	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income (loss) to average daily net assets(a)	2.33%	1.39%	3.21%	3.46%	1.66%
Portfolio turnover rate	29%	13%	11%	33%	9%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%	0.01%	0.02%	0.02%	0.01%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.01	$0.00 (f)	$0.01	$0.01	$0.00 (f)

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Net expenses to average daily net assets were less than 0.01%.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	7

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO International Equity Allocation Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks total return greater than that of its benchmark, the MSCI ACWI ex-U.S. Index. The Fund is a fund of funds and invests primarily in shares of the GMO International Equity Funds. The Fund also may invest in shares of other GMO Funds, including the GMO Fixed Income Funds, GMO Alpha Only Fund and GMO Alternative Asset Opportunity Fund (GMO Funds in which the Fund invests are collectively referred to as “underlying funds”). In addition, the Fund may hold securities directly. Although the Fund’s primary exposure is to foreign equity investments (which may include emerging country equities, both growth and value style equities and equities of any market capitalization), the Fund also may have exposure to foreign and U.S. fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), as well as to the investment returns of commodities and, from time to time, other alternative asset classes. Under normal circumstances, the Fund invests (including through investment in the underlying funds) at least 80% of its assets in equity investments. The term “equity investments” refers to direct and indirect (e.g., through the underlying funds) investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities and depositary receipts.

The Manager uses multi-year forecasts of relative value and risk among asset classes (e.g., foreign equity, emerging country equity, emerging country debt, foreign fixed income, U.S. fixed income and commodities) to select the underlying funds in which the Fund invests and to decide how much to invest in each. The Manager changes the Fund’s holdings of underlying funds in response to changes in its investment outlook and market valuations and may use redemption/purchase activity to rebalance the Fund’s investments.

For cash management purposes, the Fund may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund normally does not take temporary defensive positions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO’s website at www.gmo.com.

8

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows: Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 29, 2012, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.1% of net assets. The underlying funds classify such securities (levels defined below) as Level 3.

The foregoing pricing methodologies are modified for the fair value of equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service as of February 29, 2012. These securities listed on foreign exchanges (including the value of equity

9

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below and as described in the disclosures of the underlying funds.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	85.6%
Futures Contracts	0.3%
Swap Agreements	0.0%^

^	Rounds to 0.0%.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

10

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Mutual Funds	$1,167,020,821	$—	$—	$1,167,020,821
Short-Term Investments	37,289	—	—	37,289

Total Investments	1,167,058,110	—	—	1,167,058,110

Total	$1,167,058,110	$—	$—	$1,167,058,110

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s indirect (both direct and indirect) investments in securities and derivative financial instruments using Level 3 inputs were 1.1% and 0.0% of total net assets, respectively.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

On both February 29, 2012 and February 28, 2011, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are

11

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carry forwards, post-October capital losses, and losses on wash sale transactions.

The tax character of distributions declared to shareholders is as follows:

	February 29, 2012	February 28, 2011

Ordinary income (including any net short-term capital gain)	$26,968,201	$18,783,271

Total distributions	$26,968,201	$18,783,271

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 29, 2012, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$1,448,012

Other Tax Attributes:
Capital loss carryforwards	$(20,679,111)
Late-year ordinary loss deferral	$(3,134)

As of February 29, 2012, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Due to recent tax law changes, net capital losses recognized in taxable years beginning after February 28, 2011 shall be carried forward indefinitely and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses realized in years beginning prior to February 28, 2011. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Utilization of the capital loss carryforwards, post-October capital losses, and losses realized subsequent to February 29, 2012, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Fund’s capital loss carryforwards expire as follows:

12

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

	Short-Term	Long-Term	Total
February 28, 2018	$(165,440)	Not Applicable	$(165,440)
February 28, 2019	(3,574,248)	Not Applicable	(3,574,248)
No Expiration Date	—	$(16,939,423)	(16,939,423)

Total	$(3,739,688)	$(16,939,423)	$(20,679,111)

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

$1,202,123,963	$—	$(35,065,853)	$(35,065,853)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2009 through February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

13

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

For the year ended February 29, 2012, the premium on cash purchases and the fee on cash redemptions were each 0.21% of the amount invested or redeemed.

Purchase premiums and redemption fees are paid to and retained by the Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds) as a result of the purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Fund’s net share transactions. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee at any time.

Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).

If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion.

The Manager may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of a Fund’s shares if the Fund will not incur transaction costs or will incur/reduced transaction costs.

The Manager will waive or reduce the purchase premium when securities are used to purchase the Fund’s shares except to the extent that the Fund incurs transaction costs (e.g., stamp duties or transfer fees) in connection with the transfer of those securities. The Fund may waive or reduce redemption fees when it

14

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

uses portfolio securities to redeem its shares. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may nonetheless charge a redemption fee equal to known or estimated costs.

Purchase premiums or redemption fees generally will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the 1940 Act and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified. Selected risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If an underlying fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. An underlying fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund and the underlying funds normally do not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were

15

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or

16

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Commodities Risk — To the extent an underlying fund has exposure to global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments.

• Leveraging Risk — The use of reverse repurchase agreements and other derivatives and securities lending may cause the Fund’s portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Short Sales Risk — The Fund runs the risk that an underlying fund’s loss on a short sale of securities that the underlying fund does not own is unlimited.

• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Natural Resources Risk — The Fund may invest in GMO Resources Fund (“Resources Fund”), another fund of GMO Trust. Resources Fund concentrates its investments in the natural resources sector, and so is subject to greater risks than a fund that invests in a wider variety of industries. Resources Fund is particularly exposed to adverse developments affecting issuers in the natural resources sector. In addition, the securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand

17

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

factors. As a result, companies in the natural resources sector often have limited pricing power over supplies or for the products they sell which can affect their profitability. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, the natural resources sector can be especially affected by events relating to international political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, the natural resource sector can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Resources Fund’s concentration in the securities of companies with substantial natural resource assets will expose it to the price movements of natural resources to a greater extent than a more broadly diversified mutual fund. Because Resources Fund invests primarily in this economic sector, there is the risk that the Fund will perform poorly during an economic downturn or a slump in demand for natural resources.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk —To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

4.	Derivative financial instruments

At February 29, 2012, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.

5.	Fees and other transactions with affiliates

The Manager decides how to allocate the assets of the Fund among underlying funds. The Manager does not charge the Fund a management fee or shareholder service fee, but it receives management and shareholder service fees from the underlying funds in which the Fund invests. Because those fees vary from fund to fund, the levels of indirect net expenses set forth below are affected by the Manager’s asset allocation decisions.

The Manager has contractually agreed to reimburse the Fund in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including certain other expenses) exceeds 0.00% of the Fund’s average daily net assets. This agreement will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

18

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $18,347 and $8,042, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2012, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.586%	0.080%	0.666%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 29, 2012 aggregated $337,463,450 and $339,532,147, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, no shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, 0.01% of the shares of the Fund were held by senior management of the Manager and GMO Trust officers and none of the Fund’s shares were held by accounts for which the Manager had investment discretion.

19

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011

Class III:	Shares	Amount	Shares	Amount
Shares sold	19,059,781	$179,449,552	16,477,257	$149,910,732
Shares issued to shareholders in reinvestment of distributions	2,822,119	25,821,337	1,752,100	17,463,440
Shares repurchased	(23,229,988)	(246,685,059)	(13,525,592)	(134,849,983)
Purchase premiums	—	351,209	—	280,115
Redemption fees	—	501,620	—	229,671

Net increase (decrease)	(1,348,088)	$(40,561,341)	4,703,765	$33,033,975

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Markets Fund, Class VI	$331,226,965	$81,471,345	$79,313,888	$5,052,981	$38,949,382	$285,326,259
GMO Flexible Equities Fund, Class VI	22,278,407	28,982,677	2,796,196	—	—	48,831,797
GMO International Growth Equity Fund, Class IV	461,803,642	64,779,281	164,979,186	6,530,448	—	343,220,957
GMO International Intrinsic Value Fund, Class IV	462,273,821	162,230,147	92,442,877	14,958,150	—	489,641,808

Totals	$1,277,582,835	$337,463,450	$339,532,147	$26,541,579	$38,949,382	$1,167,020,821

20

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO International Equity Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Equity Allocation Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

21

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including indirect management fees, indirect shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

22

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *

Class III
1) Actual	0.67%	$1,000.00	$1,018.10	$3.36
2) Hypothetical	0.67%	$1,000.00	$1,021.53	$3.37

*	Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

23

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

For the year ended February 29, 2012, the Fund expects to elect to treat foreign taxes of $3,555,268, attributed to foreign source income of $29,926,516 from certain of its underlying investments, as if incurred directly by the Fund’s shareholders.

For taxable, non-corporate shareholders, 89.68% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 represents qualified dividend income subject to the 15% rate category.

24

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

25

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 –December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 –November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.
[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

26

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 –present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

27

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President-Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 – present), Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

28

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

29

GMO International Growth Equity Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO International Growth Equity Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the Quantitative Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO International Growth Equity Fund returned -3.1% for the fiscal year ended February 29, 2012, as compared with -7.5% for the MSCI EAFE Index and -5.0% for the MSCI EAFE Growth Index.

Stock selection had a positive impact on performance relative to the benchmark. An overweight position in British pharmaceutical GlaxoSmithKline and underweight positions in financials HSBC Holdings in the U.K. and UBS in Switzerland were among the contributors. Detractors included overweight positions in Canadian technology company Research in Motion and French financial BNP Paribas and an underweight position in Japanese auto maker Toyota Motor.

Sector selection (as a result of stock selection) had a positive impact on performance relative to the benchmark. The Fund’s focus on high quality companies resulted in an overweight to Health Care, which outperformed the Index, and underweight to Financials, which underperformed the Index.

Country selection had a positive impact on relative performance. An underweight to Australia was the most significant contributor.

Currency selection had a negative impact largely from an underweight to the Australian dollar.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in

GMO International Growth Equity Fund Class III Shares and the

MSCI EAFE Growth Index

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2012. All information is unaudited. Performance for classes may vary due to different fees.

†	The Fund is the successor to the GMO International Growth Fund, therefore, performance for the periods prior to September 16, 2005 is that of GMO International Growth Fund.
MSCI	data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO International Growth Equity Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	95.4%
Preferred Stocks	0.8
Mutual Funds	2.1
Short-Term Investments	1.0
Futures Contracts	0.5
Rights/Warrants	0.0 ^
Forward Currency Contracts	(0.1)
Other	0.3

100.0%

^	Rounds to 0.0%.

Country Summary*	% of Investments
United Kingdom	28.5%
Japan	20.1
Switzerland	12.2
Germany	10.7
France	6.9
Canada	3.9
Hong Kong	3.0
Netherlands	2.4
Australia	2.3
Sweden	2.1
Singapore	2.0
Denmark	1.8
Spain	1.6
Belgium	0.6
Ireland	0.6
Finland	0.4
Austria	0.3
Norway	0.3
Greece	0.1
Italy	0.1
New Zealand	0.1

100.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

1

GMO International Growth Equity Fund

(A Series of GMO Trust)

Investments Concentration Summary — (Continued)

February 29, 2012 (Unaudited)

Industry Group Summary	% of Equity Investments**
Pharmaceuticals, Biotechnology & Life Sciences	19.1%
Food, Beverage & Tobacco	14.7
Capital Goods	8.3
Materials	7.4
Telecommunication Services	4.8
Retailing	4.5
Energy	4.3
Software & Services	3.8
Automobiles & Components	3.4
Food & Staples Retailing	3.2
Technology Hardware & Equipment	3.2
Utilities	3.0
Transportation	2.8
Household & Personal Products	2.3
Banks	2.2
Commercial & Professional Services	2.1
Media	1.9
Health Care Equipment & Services	1.9
Diversified Financials	1.6
Consumer Durables & Apparel	1.6
Consumer Services	1.4
Insurance	1.1
Real Estate	0.9
Semiconductors & Semiconductor Equipment	0.5

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

2

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	COMMON STOCKS — 95.4%

	Australia — 3.8%
268,277	AGL Energy Ltd	4,007,947
2,667,993	BlueScope Steel Ltd *	1,192,946
65,368	Campbell Brothers Ltd	4,141,926
326,034	Coca Cola Amatil Ltd	4,189,654
42,780	Cochlear Ltd	2,789,135
301,375	CSL Ltd	10,578,679
453,097	Iluka Resources Ltd	8,035,523
212,636	National Australia Bank Ltd	5,367,767
960,337	Qantas Airways Ltd *	1,774,917
4,904,560	Telstra Corp Ltd	17,304,481
360,848	Transurban Group	2,163,831
499,826	Wesfarmers Ltd	15,543,879
104,495	Westpac Banking Corp	2,331,146
106,457	Woodside Petroleum Ltd	4,228,805
996,725	Woolworths Ltd	26,990,874

	Total Australia	110,641,510

	Austria — 0.3%
36,331	Andritz AG	3,591,664
50,797	Erste Group Bank AG	1,274,197
946,419	Immofinanz AG (Entitlement Shares) *	—
40,044	Raiffeisen International Bank Holding	1,442,828
72,261	Voestalpine AG	2,557,392

	Total Austria	8,866,081

	Belgium — 0.6%
143,707	Anheuser-Busch InBev NV	9,654,411
46,742	Bekaert NV	1,559,657
87,822	Colruyt SA	3,436,348
63,760	Mobistar SA	3,044,152

	Total Belgium	17,694,568

See accompanying notes to the financial statements.	3

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Canada — 4.2%
250,700	BCE Inc	10,271,745
350,000	Canadian National Railway Co	26,968,518
77,400	Cenovus Energy Inc	3,008,544
683,100	Enbridge Inc	26,345,036
48,600	Franco-Nevada Corp	2,147,448
86,700	Goldcorp Inc	4,203,344
78,300	IGM Financial Inc	3,615,672
103,200	Imperial Oil Ltd	4,932,364
39,000	Metro Inc Class A	2,020,456
77,100	Pembina Pipeline Corp	2,187,273
236,700	Potash Corp of Saskatchewan Inc	11,011,472
172,900	Rogers Communications Inc Class B	6,628,023
75,200	Saputo Inc	3,119,115
103,000	Shaw Communications Inc Class B	2,114,235
82,800	Shoppers Drug Mart Corp	3,517,190
133,096	Valeant Pharmaceuticals International Inc *	7,058,009
190,500	Yamana Gold Inc	3,307,686

	Total Canada	122,456,130

	Denmark — 1.8%
353,678	Novo-Nordisk A/S Class B	49,577,804
131,820	Novozymes A/S B Shares	3,918,779

	Total Denmark	53,496,583

	Finland — 0.4%
112,595	Kone Oyj Class B	6,688,520
64,746	Nokian Renkaat Oyj	2,874,051
50,846	Sampo Oyj Class A	1,434,870

	Total Finland	10,997,441

	France — 6.5%
113,985	Air France–KLM *	670,015
17,760	Air Liquide SA	2,306,538

4	See accompanying notes to the financial statements.

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	France — continued
2,618,599	Alcatel-Lucent *	6,523,858
57,460	Arkema	5,239,740
22,341	BNP Paribas	1,087,261
70,374	Bureau Veritas SA	5,799,825
366,811	Carrefour SA	9,171,164
130,103	Compagnie de Saint-Gobain	6,159,222
68,800	Compagnie Generale des Etablissements Michelin-Class B	4,734,767
168,226	Credit Agricole SA	1,074,394
162,351	Danone SA	10,961,745
88,563	Dassault Systemes SA	7,329,901
150,196	Essilor International SA	11,951,946
333,570	European Aeronautic Defense and Space Co NV	12,079,483
123,299	Eutelsat Communications	4,595,188
16,696	ICADE (REIT)	1,378,447
27,889	Iliad SA	3,690,863
89,947	L’Oreal SA	10,220,880
79,198	Legrand SA	2,862,177
43,629	LVMH Moet Hennessy Louis Vuitton SA	7,302,923
19,464	Neopost SA	1,331,267
47,294	Pernod-Ricard SA	4,883,276
15,728	Remy Cointreau SA	1,538,541
51,220	Renault SA	2,702,896
86,312	Safran SA	2,886,416
354,824	Sanofi	26,247,337
253,367	SES SA Class A FDR	6,104,655
31,467	Sodexo	2,415,632
82,235	Suez Environnement SA	1,200,279
40,664	Technip SA	4,433,791
125,251	Total SA	7,006,610
27,595	Unibail-Rodamco SE (REIT)	5,311,032
49,498	Valeo SA	2,656,823
37,559	Wendel	3,161,920
56,976	Zodiac Aerospace	5,472,546

	Total France	192,493,358

See accompanying notes to the financial statements.	5

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Germany — 6.8%
95,489	Adidas AG	7,502,237
72,790	Aixtron AG	1,194,937
71,570	Aurubis AG	4,256,933
238,020	BASF AG	20,896,632
146,716	Bayerische Motoren Werke AG	13,547,169
83,870	Beiersdorf AG	5,251,863
43,522	Bilfinger & Berger SE	4,262,799
44,754	Continental AG *	4,069,745
153,500	Deutsche Lufthansa AG (Registered)	2,131,744
35,575	Deutsche Boerse AG	2,361,894
17,145	Fielmann AG	1,659,797
50,896	Fraport AG	3,130,811
84,199	Freenet AG	1,139,064
79,309	Fresenius SE & Co KGaA	8,200,721
80,839	Fresenius Medical Care AG & Co	5,671,124
199,955	GEA Group AG	6,754,119
538,551	Infineon Technologies AG *	5,437,222
50,591	K+S AG	2,526,273
61,372	Kabel Deutschland Holding AG *	3,685,832
137,317	Kloeckner & Co SE	2,113,491
10,718	Lanxess AG	802,463
52,638	Leoni AG	2,634,044
49,059	Linde AG	8,158,946
39,670	Merck KGaA	4,104,933
63,902	Metro AG	2,526,586
33,214	MTU Aero Engines Holding AG	2,526,628
28,174	Rheinmetall AG	1,709,769
695,807	SAP AG	46,976,069
58,831	SGL Carbon SE *	2,857,146
61,251	Software AG	2,320,437
62,335	Stada Arzneimittel AG	1,908,468
160,307	Suedzucker AG	4,646,904
155,240	ThyssenKrupp AG	4,189,202

6	See accompanying notes to the financial statements.

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Germany — continued
181,251	TUI AG *	1,433,793
36,983	Volkswagen AG	6,266,289
11,503	Wacker Chemie AG	1,134,250

	Total Germany	199,990,334

	Greece — 0.0%
144,406	OPAP SA	1,281,372

	Hong Kong — 2.9%
3,493,400	AIA Group Ltd	13,186,311
1,334,000	CLP Holdings Ltd	11,795,652
1,272,574	Esprit Holdings Ltd	2,848,866
1,910,000	Galaxy Entertainment Group Ltd *	4,675,539
412,800	Hang Seng Bank Ltd	5,775,780
5,042,374	Hong Kong & China Gas	12,880,576
49,200	Hong Kong Aircraft Engineering Co Ltd	698,827
174,400	Hong Kong Exchanges & Clearing Ltd	3,227,182
84,400	Jardine Matheson Holdings Ltd	4,295,738
432,000	Link (REIT)	1,611,073
1,263,000	Power Assets Holdings Ltd	9,424,741
2,109,600	Sands China Ltd	7,864,419
1,662,000	SJM Holdings Ltd	3,464,997
1,286,000	Wynn Macau Ltd	3,363,934
2,320,000	Xinyi Glass Holdings Ltd	1,452,249

	Total Hong Kong	86,565,884

	Ireland — 0.6%
219,488	CRH Plc	4,662,141
88,583	DCC Plc	2,266,844
206,465	Elan Corp Plc *	2,578,434
100,562	Kerry Group Plc Class A	4,285,260
72,676	Paddy Power Plc	4,304,412

	Total Ireland	18,097,091

See accompanying notes to the financial statements.	7

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Italy — 0.3%
175,508	Assicurazioni Generali SPA	2,829,359
144,524	Atlantia SPA	2,422,275
633,191	Enel SPA	2,540,060
139,898	Mediobanca SPA	911,795

	Total Italy	8,703,489

	Japan — 19.9%
37,700	ABC-Mart Inc	1,327,445
187,600	Aeon Co Ltd	2,386,811
211,000	Ajinomoto Co Inc	2,484,795
168,000	Anritsu Corp	2,030,676
235,000	Asahi Breweries Ltd	5,148,153
115,900	Astellas Pharma Inc	4,760,754
489,300	Bridgestone Corp	11,803,113
686,850	Canon Inc	31,322,585
81,300	Capcom	1,803,240
592	Central Japan Railway Co	4,863,881
201,000	Chiyoda Corp	2,579,577
269,200	Chugai Pharmaceutical Co Ltd	4,411,296
95,500	Credit Saison Co Ltd	1,909,299
227,000	Daihatsu Motor Co Ltd	4,374,221
133,800	Daito Trust Construction Co Ltd	11,806,277
177,100	Dena Co Ltd	5,766,470
844,000	DIC Corp	1,747,729
81,900	East Japan Railway Co	5,242,512
228,900	Eisai Co Ltd	9,263,058
91,800	Fanuc Ltd	16,687,894
61,200	Fast Retailing Co Ltd	12,701,875
178,000	Gree Inc	5,565,490
24,800	Hirose Electric Co Ltd	2,555,514
110,100	Hisamitsu Pharmaceutical Co Inc	4,959,008
1,593,000	Hitachi Ltd	9,346,744
243,100	Honda Motor Co Ltd	9,336,934

8	See accompanying notes to the financial statements.

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Japan — continued
390,800	Hoya Corp	9,124,629
10,400	Idemitsu Kosan Co Ltd	1,072,817
997,000	IHI Corporation	2,532,303
2,124	INPEX Corp	15,070,924
119,100	Isetan Mitsukoshi Holdings Ltd	1,343,640
659,000	Itochu Corp	7,500,753
80,100	Ito En Ltd	1,333,689
50,700	Izumi Co Ltd	856,767
1,330	Japan Tobacco Inc	7,065,595
100,800	JFE Holdings Inc	2,180,317
172,000	JGC Corp	4,973,080
96,100	K’s Holdings Corp	3,209,387
54,629	Kakaku.com Inc	1,591,533
561,500	Kao Corp	14,398,884
701,000	Kawasaki Kisen Kaisha Ltd	1,480,557
3,166	KDDI Corp	20,100,056
39,630	Keyence Corp	10,404,241
1,012,000	Kintetsu Corp	3,860,086
1,000,000	Kobe Steel Ltd	1,738,645
117,600	Komatsu Ltd	3,500,220
98,800	Konami Corp	2,728,824
129,700	Kuraray Co Ltd	1,875,200
103,500	Lawson Inc	6,091,909
95,100	Makita Corp	3,977,236
827,000	Marubeni Corp	5,913,269
1,618,000	Mazda Motor Corp *	2,691,909
128,900	Medipal Holdings Corp	1,551,006
149,000	Mitsubishi Estate Co Ltd	2,699,472
787,000	Mitsubishi Heavy Industries Ltd	3,706,035
986,500	Mitsubishi Chemical Holdings Corp	5,723,632
409,700	Mitsubishi Corp	10,068,497
367,000	Mitsubishi Electric Corp	3,308,041
579,000	Mitsui Engineer & Shipbuilding Co Ltd	1,111,694

See accompanying notes to the financial statements.	9

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Japan — continued
288,000	Mitsui OSK Lines Ltd	1,316,413
40,700	Murata Manufacturing Co Ltd	2,441,836
292,300	Namco Bandai Holdings Inc	4,102,748
828	Net One Systems Co Ltd	2,051,430
36,600	Nidec Corp	3,464,027
75,800	Nintendo Co Ltd	11,330,161
87,900	Nippon Telegraph & Telephone Corp	4,137,662
360,600	Nissan Motor Co Ltd	3,719,760
83,150	Nitori Holdings Co Ltd	7,031,592
113,300	Nitto Denko Corp	4,696,658
135,300	Nomura Research Institute Ltd	3,225,430
7,061	NTT Docomo Inc	12,044,163
509,000	Odakyu Electric Railway Co Ltd	4,853,240
291,000	OJI Paper Co Ltd	1,444,913
67,000	Olympus Corp	1,115,248
49,900	Ono Pharmaceutical Co Ltd	2,731,154
45,000	Oriental Land Co Ltd	4,663,220
18,420	Point Inc	692,835
4,009	Rakuten Inc	3,984,605
708,500	Resona Holdings Inc	3,389,453
308,000	Ricoh Company Ltd	2,841,997
47,800	Sankyo Co Ltd	2,301,731
61,600	Sanrio Co Ltd	2,525,177
99,400	Santen Pharmaceutical Co Ltd	3,944,366
26,900	Sawai Pharmaceuticals Co Ltd	2,620,614
86,500	Secom Co Ltd	4,121,930
149,100	Sega Sammy Holdings Inc	2,824,749
266,000	Seven & I Holdings Co Ltd	7,347,997
645,000	Seven Bank Ltd	1,418,305
37,600	Shimamura Co Ltd	4,126,105
61,900	Shimano Inc	3,592,724
330,000	Shimizu Corp	1,325,456
99,700	Shin-Etsu Chemical Co Ltd	5,361,241

10	See accompanying notes to the financial statements.

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Japan — continued
171,000	Shionogi & Co Ltd	2,372,663
259,400	Shiseido Co Ltd	4,508,368
298,000	Shizuoka Bank Ltd (The)	3,028,601
33,200	SMC Corp	5,663,830
94,800	SoftBank Corp	2,827,973
185,800	Stanley Electric Co Ltd	3,156,642
202,800	Sumitomo Rubber Industries	2,556,740
112,000	Sumitomo Metal Mining Co Ltd	1,666,936
100,400	Sysmex Corp	3,630,911
431,000	Takeda Pharmaceutical Co Ltd	19,448,978
173,300	Terumo Corp	8,351,779
342,000	Tobu Railway Co Ltd	1,780,623
1,461,000	Toray Industries Inc	10,404,003
628,000	Toshiba Corp	2,766,481
84,400	Toyota Tsusho Corp	1,697,635
98,000	Toyo Suisan Kaisha Ltd	2,520,380
144,700	Trend Micro Inc	4,223,472
106,400	Tsumura & Co	3,072,495
129,700	Unicharm Corp	6,697,881
23,200	USS Co Ltd	2,276,718
108,500	West Japan Railway Co	4,431,914
20,478	Yahoo Japan Corp	6,473,192
135,020	Yamada Denki Co Ltd	8,786,485
236,500	Yamato Holdings Co Ltd	3,736,237
56,400	Yamato Kogyo Co Ltd	1,781,946

	Total Japan	585,622,021

	Netherlands — 2.3%
206,827	Aegon NV *	1,082,423
73,893	ASML Holding NV	3,359,831
233,079	Koninklijke Ahold NV	3,218,578
1,149,958	Koninklijke KPN NV	12,445,173

See accompanying notes to the financial statements.	11

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Netherlands — continued
162,248	Reed Elsevier NV	2,000,942
1,404,148	Unilever NV	46,688,295

	Total Netherlands	68,795,242

	New Zealand — 0.1%
2,118,330	Telecom Corp of New Zealand Ltd	3,781,702

	Norway — 0.2%
927,653	Golden Ocean Group Ltd	867,446
112,512	Telenor ASA	2,075,764
94,732	TGS Nopec Geophysical Co ASA	2,734,759
30,717	Yara International ASA	1,505,777

	Total Norway	7,183,746

	Singapore — 2.0%
1,424,000	Ezra Holdings Ltd *	1,416,399
6,261,000	Golden Agri-Resources Ltd	3,641,232
1,271,000	Hyflux Ltd	1,485,127
972,900	Keppel Corp Ltd	8,566,348
1,076,000	Noble Group Ltd	1,212,790
998,000	SATS Ltd	1,936,455
817,000	SembCorp Industries Ltd	3,438,992
861,000	Singapore Exchange Ltd	4,947,755
2,292,000	Singapore Press Holdings Ltd	6,940,286
2,130,000	Singapore Technologies Engineering Ltd	5,405,825
4,601,500	Singapore Telecommunications	11,648,280
1,439,000	SMRT Corp Ltd	1,995,954
1,284,000	StarHub Ltd	3,015,009
391,000	Wilmar International Ltd	1,589,921
1,834,000	Yangzijiang Shipbuilding Holdings Ltd	1,982,823

	Total Singapore	59,223,196

12	See accompanying notes to the financial statements.

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Spain — 1.6%
14,702	Acciona SA	1,152,738
90,235	Enagas	1,849,539
199,440	Gas Natural SDG SA	3,372,858
436,516	Iberdrola SA	2,579,052
254,447	Inditex SA	23,418,172
104,866	Red Electrica de Espana	5,287,129
328,507	Repsol YPF SA	8,555,366

	Total Spain	46,214,854

	Sweden — 2.1%
67,758	Atlas Copco AB	1,570,369
37,135	Elekta AB Class B	1,741,210
462,974	Ericsson LM B Shares	4,638,161
645,804	Hennes & Mauritz AB Class B	23,248,177
241,814	Investor AB B Shares	5,385,842
119,813	Kinnevik Investment AB	2,734,534
168,136	Lundin Petroleum AB *	3,927,752
46,295	Millicom International Cellular SA SDR	5,189,232
131,192	Scania AB Class B	2,628,603
298,662	Swedbank AB Class A	5,115,612
143,436	Swedish Match AB	5,474,894

	Total Sweden	61,654,386

	Switzerland — 12.1%
162,512	ABB Ltd *	3,326,566
60,522	Actelion Ltd (Registered) *	2,282,580
26,985	Geberit AG (Registered) *	5,792,923
23,290	Kuehne & Nagel International AG (Registered)	3,069,023
1,679,309	Nestle SA (Registered)	102,664,252
65,998	Nobel Biocare Holding AG *	780,144
957,706	Novartis AG (Registered)	52,200,933
1,002,080	Roche Holding AG (Non Voting)	174,416,647
2,469	SGS SA (Registered)	4,617,720

See accompanying notes to the financial statements.	13

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Switzerland — continued
5,456	Swisscom AG (Registered)	2,172,850
14,294	Syngenta AG (Registered) *	4,665,894

	Total Switzerland	355,989,532

	United Kingdom — 26.9%
751,740	Aberdeen Asset Management Plc	2,876,308
303,240	Admiral Group Plc	5,180,937
417,212	Aggreko Plc	14,656,503
177,605	AMEC Plc	3,124,183
516,302	ARM Holdings Plc	4,654,365
465,084	Ashmore Group Plc	2,847,826
138,537	ASOS Plc *	4,036,825
95,457	Associated British Foods Plc	1,818,183
423,141	AstraZeneca Plc	18,934,560
309,259	Babcock International Group Plc	3,697,349
779,398	BAE Systems Plc	3,872,295
615,678	Balfour Beatty Plc	2,716,394
1,489,822	Barclays Plc	5,769,040
697,301	BG Group Plc	16,828,190
548,119	BHP Billiton Plc	17,727,660
317,562	BP Plc	2,484,793
2,399,513	British American Tobacco Plc	121,032,533
805,040	British Sky Broadcasting Group Plc	8,567,290
3,620,033	BT Group Plc	12,324,767
403,920	Bunzl Plc	6,166,000
600,095	Burberry Group Plc	13,451,102
597,195	Capita Group Plc	7,273,035
664,750	Centrica Plc	3,206,324
222,163	Chemring Group Plc	1,546,169
1,349,787	Cobham Plc	4,010,856
75,352	Cookson Group Plc	808,069
303,265	Croda International Plc	10,379,379
1,977,622	Diageo Plc	47,218,236

14	See accompanying notes to the financial statements.

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	United Kingdom — continued
537,192	Drax Group Plc	4,431,110
108,486	Eurasian Natural Resources Corp Plc	1,203,482
642,775	Experian Plc	9,643,692
4,978,589	GlaxoSmithKline Plc	110,016,075
1,032,686	HSBC Holdings Plc	9,149,142
302,289	ICAP Plc	1,848,818
307,393	IMI Plc	4,736,764
302,715	Imperial Tobacco Group Plc	11,986,586
468,898	Inchcape Plc	2,796,991
241,906	Inmarsat Plc	1,843,514
149,534	InterContinental Hotels Group Plc	3,397,532
392,792	International Power Plc	2,159,565
145,771	Intertek Group Plc	5,356,406
167,401	Investec Plc	1,063,940
22	ITV Plc	30
304,759	John Wood Group Plc	3,674,281
75,204	Johnson Matthey Plc	2,759,195
75,278	Kazakhmys Plc	1,325,259
4	Kingfisher Plc	18
159,836	Lancashire Holdings Ltd	1,944,509
299,057	Land Securities Group Plc (REIT)	3,210,523
658,793	LG Group Holdings Plc	4,637,511
31,399,556	Lloyds Banking Group Plc *	17,479,847
203,967	London Stock Exchange Group Plc	2,923,606
940,839	Man Group Plc	1,952,316
1,245,947	Marks & Spencer Group Plc	7,183,701
247,472	Micro Focus International Plc	1,764,145
300,274	Mondi Plc	2,803,022
443,326	National Grid Plc	4,515,114
285,794	Next Plc	12,608,111
952,258	Old Mutual Plc	2,406,057
454,552	Pearson Plc	8,655,594
319,932	Pennon Group Plc	3,653,355

See accompanying notes to the financial statements.	15

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	United Kingdom — continued
127,789	Petrofac Ltd	3,231,250
199,207	Playtech Ltd	969,517
54,423	Prudential Plc	617,433
60,274	Randgold Resources Ltd	6,903,165
414,160	Reckitt Benckiser Group Plc	22,890,912
726,504	Reed Elsevier Plc	6,357,375
516,202	Resolution Ltd	2,209,625
414,042	Rexam Plc	2,730,012
220,397	Rightmove Plc	5,059,087
419,708	Rio Tinto Plc	23,809,779
780,820	Rolls-Royce Holdings Plc *	10,091,427
212,453	Royal Dutch Shell Plc B Shares (London)	7,875,007
127,725	SABMiller Plc	5,172,427
601,470	Sage Group Plc (The)	2,965,094
430,777	Scottish & Southern Energy Plc	8,823,914
649,597	Shire Plc	22,655,694
283,191	Smiths Group Plc	4,886,959
737,283	Smith & Nephew Plc	7,239,984
157,992	Spectris Plc	4,377,635
534,138	Tate & Lyle Plc	5,918,296
1,226,411	Tesco Plc	6,155,638
316,559	Tullett Prebon Plc	1,611,142
90,445	Unilever Plc	2,923,916
207,326	Weir Group Plc (The)	6,938,299
996,652	William Hill Plc	3,549,701
828,197	WM Morrison Supermarkets Plc	3,818,700
166,155	Wolseley Plc	6,412,671
243,217	Xstrata Plc	4,642,759

	Total United Kingdom	791,176,400

	TOTAL COMMON STOCKS (COST $2,612,130,278)	2,810,924,920

16	See accompanying notes to the financial statements.

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares / Par Value		Description	Value ($)

		PREFERRED STOCKS — 0.8%

		Germany — 0.8%
	36,478	Bayerische Motoren Werke AG 2.90%	2,162,491
	34,528	Hugo Boss AG 2.49%	3,594,155
	103,100	Porsche Automobil Holding SE 1.04%	6,689,544
	53,806	Volkswagen AG 2.13%	10,045,564

		Total Germany	22,491,754

		TOTAL PREFERRED STOCKS (COST $19,967,074)	22,491,754

		RIGHTS/WARRANTS — 0.0%

		Canada — 0.0%
	19,162	Kinross Gold Corp, Warrants, Strike 21.30, Expires 09/17/14 *	18,979

		TOTAL RIGHTS/WARRANTS (COST $67,723)	18,979

		MUTUAL FUNDS — 2.1%

		United States — 2.1%
		Affiliated Issuers
	2,491,363	GMO U.S. Treasury Fund	62,284,082

		TOTAL MUTUAL FUNDS (COST $62,306,120)	62,284,082

		SHORT-TERM INVESTMENTS — 1.0%

		Time Deposits — 1.0%
AUD	9,352	Brown Brothers Harriman (Grand Cayman) Time Deposit, 3.48%, due 03/01/12	10,029
CAD	18,339	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.24%, due 03/01/12	18,535
CHF	9,174	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/12	10,140
DKK	56,654	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.02%, due 03/01/12	10,152
NOK	60,033	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.65%, due 03/01/12	10,741
NZD	12,851	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.65%, due 03/01/12	10,723
SEK	1,568,119	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.70%, due 03/01/12	236,991

See accompanying notes to the financial statements.	17

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value		Description	Value ($)

EUR	27,152	Citibank (New York) Time Deposit, 0.05%, due 03/01/12	36,175
JPY	14,611,800	Citibank (New York) Time Deposit, 0.01%, due 03/01/12	179,749
USD	19,829,243	Citibank (New York) Time Deposit, 0.03%, due 03/01/12	19,829,243
USD	7,576,340	HSBC Bank (New York) Time Deposit, 0.03%, due 03/01/12	7,576,340
GBP	44,267	JPMorgan Chase (New York) Time Deposit, 0.10%, due 03/01/12	70,424
HKD	1,301,123	JPMorgan Chase (New York) Time Deposit, 0.01%, due 03/01/12	167,753
SGD	47,039	JPMorgan Chase (New York) Time Deposit, 0.01%, due 03/01/12	37,612

		Total Time Deposits	28,204,607

		TOTAL SHORT-TERM INVESTMENTS (COST $28,204,607)	28,204,607

		TOTAL INVESTMENTS — 99.3% (Cost $2,722,675,802)	2,923,924,342
		Other Assets and Liabilities (net) — 0.7%	21,638,180

		TOTAL NET ASSETS — 100.0%	$2,945,562,522

A summary of outstanding financial instruments at February 29, 2012 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
4/20/12	Bank of America, N.A.	AUD	7,731,409	$8,244,515	$47,675
4/20/12	Bank of New York Mellon	AUD	14,845,369	15,830,603	51,846
4/20/12	Brown Brothers Harriman & Co.	EUR	14,678,905	19,560,815	148,844
4/20/12	Royal Bank of Scotland PLC	EUR	45,799,864	61,031,982	407,526
4/20/12	State Street Bank and Trust Company	EUR	11,783,460	15,702,403	113,345
4/20/12	Bank of America, N.A.	GBP	3,919,907	6,233,969	37,035
4/20/12	Bank of New York Mellon	GBP	2,661,955	4,233,402	31,427

18	See accompanying notes to the financial statements.

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Forward Currency Contracts — continued

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
4/20/12	Morgan Stanley & Co. International PLC	GBP	4,051,240	$6,442,832	$41,362
4/20/12	Royal Bank of Scotland PLC	GBP	1,504,339	2,392,404	17,561
4/20/12	State Street Bank and Trust Company	GBP	4,166,620	6,626,325	51,582
4/20/12	Barclays Bank PLC	HKD	114,596,892	14,776,505	(2,849)
4/20/12	Brown Brothers Harriman & Co.	HKD	136,659,856	17,621,377	(1,807)
4/20/12	JPMorgan Chase Bank, N.A.	HKD	129,723,173	16,726,938	(4,401)
4/20/12	Morgan Stanley & Co. International PLC	HKD	114,596,892	14,776,505	(4,334)
4/20/12	State Street Bank and Trust Company	HKD	27,881,121	3,595,085	(619)
4/20/12	Bank of New York Mellon	JPY	1,048,626,376	12,905,361	(257,671)
4/20/12	Barclays Bank PLC	JPY	423,543,931	5,212,521	(107,513)
4/20/12	Deutsche Bank AG	JPY	682,667,340	8,401,533	(171,997)
4/20/12	JPMorgan Chase Bank, N.A.	JPY	257,790,250	3,172,604	(64,954)
4/20/12	Morgan Stanley & Co. International PLC	JPY	607,020,455	7,470,552	(142,698)
4/20/12	Bank of America, N.A.	SGD	14,891,566	11,907,461	54,044
4/20/12	Bank of New York Mellon	SGD	14,413,175	11,524,934	54,225
4/20/12	Barclays Bank PLC	SGD	28,088,454	22,459,839	98,200
4/20/12	Brown Brothers Harriman & Co.	SGD	20,729,130	16,575,242	77,594
4/20/12	Morgan Stanley & Co. International PLC	SGD	20,027,257	16,014,016	65,383
4/20/12	Royal Bank of Scotland PLC	SGD	21,031,440	16,816,972	66,167
4/20/12	State Street Bank and Trust Company	SGD	14,413,175	11,524,934	58,971

				$357,781,629	$663,944

Sales #
4/20/12	Bank of New York Mellon	CAD	20,929,853	$21,129,740	$(138,383)
4/20/12	Barclays Bank PLC	CAD	17,477,057	17,643,969	(124,691)
4/20/12	Deutsche Bank AG	CAD	14,418,569	14,556,271	(101,566)
4/20/12	Morgan Stanley & Co. International PLC	CAD	17,227,275	17,391,802	(118,753)

See accompanying notes to the financial statements.	19

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Forward Currency Contracts — continued

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
4/20/12	Royal Bank of Scotland PLC	CAD	21,864,996	$22,073,814	$(152,502)
4/20/12	State Street Bank and Trust Company	CAD	22,994,946	23,214,556	(166,830)
4/20/12	Bank of America, N.A.	CHF	12,132,955	13,418,427	(134,994)
4/20/12	Bank of New York Mellon	CHF	16,209,249	17,926,599	(166,348)
4/20/12	Barclays Bank PLC	CHF	8,039,076	8,890,806	(69,162)
4/20/12	Brown Brothers Harriman & Co.	CHF	14,758,791	16,322,467	(165,978)
4/20/12	Deutsche Bank AG	CHF	7,892,767	8,728,996	(84,125)
4/20/12	JPMorgan Chase Bank, N.A.	CHF	13,604,801	15,046,214	(173,384)
4/20/12	Morgan Stanley & Co. International PLC	CHF	30,427,822	33,651,613	(241,761)
4/20/12	Royal Bank of Scotland PLC	CHF	26,497,296	29,304,652	(253,371)
4/20/12	State Street Bank and Trust Company	CHF	12,733,524	14,082,626	(125,784)
4/20/12	Bank of New York Mellon	SEK	45,865,813	6,918,007	(45,532)
4/20/12	JPMorgan Chase Bank, N.A.	SEK	19,494,155	2,940,332	(14,335)
4/20/12	State Street Bank and Trust Company	SEK	62,390,671	9,410,475	(65,392)
4/20/12	Barclays Bank PLC	SEK	43,665,347	6,586,108	(40,217)

				$299,237,474	$(2,383,108)

†	Fund buys foreign currency; sells USD.
#	Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Value	Net Unrealized Appreciation (Depreciation)
Buys
390	DAX	March 2012	$88,989,283	$13,059,364
411	FTSE 100	March 2012	38,237,580	2,847,413
194	CAC 40	March 2012	8,899,880	118,491

			$136,126,743	$16,025,268

Sales
68	FTSE/MIB	March 2012	$7,399,558	$(862)
53	S&P Toronto 60	March 2012	7,689,807	(36,745)
376	SPI 200	March 2012	43,057,921	(1,270,018)

			$58,147,286	$(1,307,625)

20	See accompanying notes to the financial statements.

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

As of February 29, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

FDR - Fiduciary Depositary Receipt

REIT - Real Estate Investment Trust

SDR - Swedish Depository Receipt

* Non-income producing security.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

See accompanying notes to the financial statements.	21

GMO International Growth Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments in unaffiliated issuers, at value (cost $2,660,369,682) (Note 2)	$2,861,640,260
Investments in affiliated issuers, at value (cost $62,306,120) (Notes 2 and 10)	62,284,082
Foreign currency, at value (cost $1,294) (Note 2)	1,284
Receivable for investments sold	278,841
Receivable for Fund shares sold	6,073,088
Dividends receivable	9,772,433
Foreign taxes receivable	626,592
Unrealized appreciation on open forward currency contracts (Note 4)	1,422,787
Due from broker on open futures contracts	15,728,079
Receivable for expenses reimbursed by Manager (Note 5)	13,572
Miscellaneous receivable	2,042

Total assets	2,957,843,060

Liabilities:
Payable for investments purchased	292,219
Payable for Fund shares repurchased	5,910,610
Accrued capital gain and repatriation taxes payable (Note 2)	683
Payable to affiliate for (Note 5):
Management fee	1,152,173
Shareholder service fee	225,875
Trustees and Trust Officers or agents unaffiliated with the Manager	7,716
Payable for variation margin on open futures contracts (Note 4)	1,115,024
Unrealized depreciation on open forward currency contracts (Note 4)	3,141,951
Accrued expenses	434,287

Total liabilities	12,280,538

Net assets	$2,945,562,522

22	See accompanying notes to the financial statements.

GMO International Growth Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012 — (Continued)

Net assets consist of:
Paid-in capital	$3,284,032,006
Accumulated undistributed net investment income	39,108,896
Accumulated net realized loss	(591,877,282)
Net unrealized appreciation	214,298,902

$2,945,562,522

Net assets attributable to:
Class III shares	$391,497,023

Class IV shares	$2,554,065,499

Shares outstanding:
Class III	17,225,187

Class IV	112,364,759

Net asset value per share:
Class III	$22.73

Class IV	$22.73

See accompanying notes to the financial statements.	23

GMO International Growth Equity Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Dividends from unaffiliated issuers (net of withholding taxes of $7,694,482)	$93,679,156
Interest	50,009
Dividends from affiliated issuers (Note 10)	24,390

Total investment income	93,753,555

Expenses:
Management fee (Note 5)	15,654,407
Shareholder service fee – Class III (Note 5)	804,101
Shareholder service fee – Class IV (Note 5)	2,335,333
Custodian and fund accounting agent fees	1,219,446
Legal fees	95,257
Audit and tax fees	83,252
Trustees fees and related expenses (Note 5)	49,173
Transfer agent fees	43,733
Registration fees	368
Miscellaneous	86,346

Total expenses	20,371,416
Fees and expenses reimbursed by Manager (Note 5)	(1,497,943)
Expense reductions (Note 2)	(66)

Net expenses	18,873,407

Net investment income (loss)	74,880,148

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	57,669,585
Investments in affiliated issuers	5,095
Realized gains distributions from affiliated issuers (Note 10)	14,174
Futures contracts	713,448
Foreign currency, forward contracts and foreign currency related transactions	(6,044,073)

Net realized gain (loss)	52,358,229

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(275,159,403)
Investments in affiliated issuers	(22,038)
Futures contracts	12,341,601
Foreign currency, forward contracts and foreign currency related transactions	2,413,712

Net unrealized gain (loss)	(260,426,128)

Net realized and unrealized gain (loss)	(208,067,899)

Net increase (decrease) in net assets resulting from operations	$(133,187,751)

24	See accompanying notes to the financial statements.

GMO International Growth Equity Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$74,880,148	$57,147,995
Net realized gain (loss)	52,358,229	166,127,735
Change in net unrealized appreciation (depreciation)	(260,426,128)	451,828,666

Net increase (decrease) in net assets from operations	(133,187,751)	675,104,396

Distributions to shareholders from:
Net investment income
Class III	(7,906,879)	(6,873,838)
Class IV	(46,568,819)	(28,588,429)

Total distributions from net investment income	(54,475,698)	(35,462,267)

Net share transactions (Note 9):
Class III	(278,480,064)	(13,932,829)
Class IV	(131,501,660)	97,906,301

Increase (decrease) in net assets resulting from net share transactions	(409,981,724)	83,973,472

Total increase (decrease) in net assets	(597,645,173)	723,615,601

Net assets:
Beginning of period	3,543,207,695	2,819,592,094

End of period (including accumulated undistributed net investment income of $39,108,896 and $24,125,263, respectively)	$2,945,562,522	$3,543,207,695

See accompanying notes to the financial statements.	25

GMO International Growth Equity Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$23.86		$19.68		$14.46		$27.68		$31.37

Income (loss) from investment operations:
Net investment income (loss)†	0.57		0.37		0.37		0.54		0.69
Net realized and unrealized gain (loss)	(1.32	)(e)	4.03		5.52		(11.93)		1.28

Total from investment operations	(0.75)		4.40		5.89		(11.39)		1.97

Less distributions to shareholders:
From net investment income	(0.38)		(0.22)		(0.67)		(0.88)		(0.40)
From net realized gains	—		—		—		(0.95)		(5.26)

Total distributions	(0.38)		(0.22)		(0.67)		(1.83)		(5.66)

Net asset value, end of period	$22.73		$23.86		$19.68		$14.46		$27.68

Total Return(a)	(3.06)%		22.48%		41.10%		(43.54)%		5.04%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$391,497		$713,815		$599,455		$564,067		$1,018,040
Net expenses to average daily net assets	0.65	%(b)(d)	0.65	%(b)	0.65	%(b)	0.66	%(c)	0.67	%(c)
Net investment income (loss) to average daily net assets	2.49%		1.74%		2.00%		2.43%		2.13%
Portfolio turnover rate	53%		59%		65%		63%		92%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%		0.06%		0.06%		0.05%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
†	Calculated using average shares outstanding throughout the period.

26	See accompanying notes to the financial statements.

GMO International Growth Equity Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)

(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$23.88		$19.69		$14.46		$27.70		$31.38

Income (loss) from investment operations:
Net investment income (loss)†	0.54		0.38		0.35		0.55		0.73
Net realized and unrealized gain (loss)	(1.28	)(e)	4.05		5.56		(11.95)		1.26

Total from investment operations	(0.74)		4.43		5.91		(11.40)		1.99

Less distributions to shareholders:
From net investment income	(0.41)		(0.24)		(0.68)		(0.89)		(0.41)
From net realized gains	—		—		—		(0.95)		(5.26)

Total distributions	(0.41)		(0.24)		(0.68)		(1.84)		(5.67)

Net asset value, end of period	$22.73		$23.88		$19.69		$14.46		$27.70

Total Return(a)	(3.01)%		22.59%		41.26%		(43.53)%		5.11%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,554,065		$2,829,393		$2,220,138		$1,420,407		$2,516,653
Net expenses to average daily net assets	0.59	%(b)(d)	0.59	%(b)	0.59	%(b)	0.60	%(c)	0.61	%(c)
Net investment income (loss) to average daily net assets	2.37%		1.79%		1.89%		2.47%		2.24%
Portfolio turnover rate	53%		59%		65%		63%		92%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%		0.06%		0.06%		0.05%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	27

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO International Growth Equity Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks high total return. The Manager seeks to achieve the Fund’s investment objective by investing in equities or groups of equities that the Manager believes will provide higher returns than the MSCI EAFE Growth Index.

The Manager uses active investment management methods, which means that equities are bought and sold according to the Manager’s evaluation of companies’ published financial information, securities’ prices, equity and bond markets, and the overall economy.

In selecting equities for the Fund, the Manager may use a combination of quantitative and qualitative investment methods to identify equities that the Manager believes present positive return potential relative to other equities. Some of these methods evaluate individual equities or a group of equities (e.g., equities of companies in a particular industry) based on the ratio of their price to historical financial information, including book value, cash flow and earnings, and forecasted financial information provided by industry analysts. The Manager may compare these ratios to industry or market averages in assessing the relative attractiveness of an equity or a group of equities. Other methods used by the Manager focus on evaluating patterns of price movement or volatility of an equity or group of equities relative to the Fund’s investment universe. The Manager also may adjust the Fund’s portfolio for factors such as position size, market capitalization, and exposure to groups such as industry, sector, country or currency.

As a substitute for direct investments in equities, the Manager may use exchange-traded and over-the-counter (“OTC”) derivatives. The Manager also may use derivatives: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund’s investment exposure; and (iii) to effect transactions intended as substitutes for securities lending. Derivatives used may include futures, options, forward currency contracts and swap contracts. In addition, the Fund may lend its portfolio securities.

The Fund typically invests directly and indirectly (e.g., through other GMO Funds (the “underlying funds”) or derivatives) in equities of companies tied economically to countries other than the U.S. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in equity investments. The terms “equities” and “equity investments” refer to direct and indirect investments in common stocks and

28

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

other stock-related securities, such as preferred stocks, convertible securities and depositary receipts. The Manager may make investments tied economically to emerging countries.

For cash management purposes, the Fund may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund normally does not take temporary defensive positions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

Throughout the year ended February 29, 2012, the Fund had two classes of shares outstanding: Class III and Class IV. Each class of shares bears a different shareholder service fee.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculated its net asset value on any business day, the Fund will generally use prior days’ quote to value that debt instrument. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. For the year ended February 29, 2012, the Fund did not reduce the value of any of its OTC derivatives contracts based on the creditworthiness of its counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

29

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The foregoing pricing methodologies are modified for the fair value of equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service as of February 29, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below and as described in the disclosures of the underlying funds.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	92.0%
Futures Contracts	0.5%

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

30

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs such as fair value adjustments provided by an independent pricing service and applied to equity securities, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives, due to market events that have occurred since the local market close but prior to the close of the NYSE.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total

Common Stocks
Australia	$—	$110,641,510	$—		$110,641,510
Austria	—	8,866,081	0	*	8,866,081
Belgium	—	17,694,568	—		17,694,568
Canada	122,456,130	—	—		122,456,130
Denmark	—	53,496,583	—		53,496,583
Finland	—	10,997,441	—		10,997,441
France	—	192,493,358	—		192,493,358
Germany	—	199,990,334	—		199,990,334
Greece	—	1,281,372	—		1,281,372
Hong Kong	—	86,565,884	—		86,565,884
Ireland	—	18,097,091	—		18,097,091
Italy	—	8,703,489	—		8,703,489
Japan	—	585,622,021	—		585,622,021
Netherlands	—	68,795,242	—		68,795,242
New Zealand	—	3,781,702	—		3,781,702
Norway	—	7,183,746	—		7,183,746
Singapore	—	59,223,196	—		59,223,196
Spain	—	46,214,854	—		46,214,854

31

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

ASSET VALUATION INPUTS — continued

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total

Sweden	$—	$61,654,386	$—		$61,654,386
Switzerland	—	355,989,532	—		355,989,532
United Kingdom	—	791,176,400	—		791,176,400

TOTAL COMMON STOCKS	122,456,130	2,688,468,790	0	*	2,810,924,920

Preferred Stocks
Germany	—	22,491,754	—		22,491,754

TOTAL PREFERRED STOCKS	—	22,491,754	—		22,491,754

Rights/Warrants
Canada	—	18,979	—		18,979

TOTAL RIGHTS/WARRANTS	—	18,979	—		18,979

Mutual Funds
United States	62,284,082	—	—		62,284,082

TOTAL MUTUAL FUNDS	62,284,082	—	—		62,284,082

Short-Term Investments	28,204,607	—	—		28,204,607

Total Investments	212,944,819	2,710,979,523	0	*	2,923,924,342

Derivatives **
Forward currency contracts Foreign currency risk	—	1,422,787	—		1,422,787
Futures contracts Equity risk	—	16,025,268	—		16,025,268

Total Derivatives	—	17,448,055	—		17,448,055

Total	$212,944,819	$2,728,427,578	$0	*	$2,941,372,397

32

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Derivatives **
Forward currency contracts Foreign currency risk	$—	$(3,141,951)	$—	$(3,141,951)
Futures contracts Equity risk	(36,745)	(1,270,880)	—	(1,307,625)

Total Derivatives	(36,745)	(4,412,831)	—	(4,449,576)

Total	$(36,745)	$(4,412,831)	$—	$(4,449,576)

*	Represents the interest in securities that were determined to have a fair value of zero at February 29, 2012.

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

**	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s direct investments in securities using Level 3 inputs was 0.0% of total net assets.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on

33

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction- based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 29, 2012, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

34

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, differing treatment of dividend reserves, foreign currency transactions, post-October capital losses, passive foreign investment company transactions, and losses on wash sale transactions.

The tax character of distributions declared to shareholders is as follows:

	February 29, 2012	February 28, 2011
Ordinary income (including any net short-term capital gain)	$54,475,698	$35,462,267

Total distributions	$54,475,698	$35,462,267

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 29, 2012, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$39,304,265

Other Tax Attributes:
Capital loss carryforwards	(518,139,380)
Post-October capital loss deferal	(55,471,494)

As of February 29, 2012, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Due to recent tax law changes, net capital losses recognized in taxable years beginning after February 28, 2011 shall be carried forward indefinitely and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses realized in years beginning prior to February 28, 2011. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Utilization of the capital loss carryforwards, post-October capital losses, and losses realized subsequent to February 29, 2012, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Fund’s capital loss carryforwards expire as follows:

	Short-Term	Long-Term	Total
February 28, 2018	$(518,139,380)	Not Applicable	$(518,139,380)

Total	$(518,139,380)	$—	$(518,139,380)

35

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,739,178,704	$322,538,179	$(137,792,541)	$184,745,638

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2009 through February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class’s operations.

36

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (See Note 5).

Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s custodian and fund accounting agent. State Street Bank and Trust Company (“State Street”) serves as the Fund’s transfer agent. BBH’s and State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio

37

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

38

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically

39

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

“buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their

40

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied

41

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 29, 2012, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 29, 2012, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is

42

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the year.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the year.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

43

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses in the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that

44

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees) and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the year.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the year ended February 29, 2012, the Fund held rights and/or warrants received result of corporate actions. Rights and/or warrants held by the Fund at the end of the year are listed in the Fund’s Schedule of Investments.

45

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (rights and/or warrants)	$—	$—	$—	$18,979	$—	$18,979
Unrealized appreciation on forward currency contracts	—	1,422,787	—	—	—	1,422,787
Unrealized appreciation on futures contracts *	—	—	—	16,025,268	—	16,025,268

Total	$—	$1,422,787	$—	$16,044,247	$—	$17,467,034

Liabilities:
Unrealized depreciation on forward currency contracts	$—	(3,141,951)	$—	$—	$—	$(3,141,951)
Unrealized depreciation on futures contracts *	—	—	—	(1,307,625)	—	(1,307,625)

Total	$—	$(3,141,951)	$—	$(1,307,625)	$—	$(4,449,576)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$—	$—	$(76,401)	$—	$(76,401)
Forward currency contracts	—	(6,033,050)	—	—	—	(6,033,050)
Futures contracts	—	—	—	713,448	—	713,448

Total	$—	$(6,033,050)	$—	$637,047	$—	$(5,396,003)

Change in Unrealized Appreciation (Depreciation) on:
Investments (rights and/or warrants)	$—	$—	$—	$(35,654)	$—	$(35,654)
Forward currency contracts	—	2,499,176	—	—	—	2,499,176
Futures contracts	—	—	—	12,341,601	—	12,341,601

Total	$—	$2,499,176	$—	$12,305,947	$—	$14,805,123

46

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

^	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.
*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Period-end variation margin on open futures contracts is reported within the Statement of Assets and Liabilities.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives.

Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount.

For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts and rights and/or warrants) outstanding at each month-end, was as follows for the year ended February 29, 2012.

	Forward currency contracts	Futures contracts	Rights and/or warrants
Average amount outstanding	$688,947,216	$245,346,571	$104,508

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at an annual rate of 0.50% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares and 0.09% for Class IV shares.

The Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including shareholder service fees and certain other expenses) exceeds 0.50% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover specified costs that the Fund may incur as a result of investing in U.S. Treasury Fund. These agreements will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

47

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $49,173 and $22,870, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2012, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
< 0.001%	0.000%	< 0.001%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2012 aggregated $1,672,052,625 and $2,038,358,028, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, 67.32% of the outstanding shares of the Fund were held by four shareholders, each holding more than 10% of the Fund’s outstanding shares. Four of the shareholders are other funds of the Trust. On that date, no other shareholders owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, less than 0.01% of the shares of the Fund were held by senior management of the Manager and GMO Trust officers and 97.20% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

48

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class III:	Shares	Amount	Shares	Amount
Shares sold	1,241,520	$27,131,176	3,308,278	$68,564,402
Shares issued to shareholders in reinvestment of distributions	300,097	6,599,701	254,526	5,561,605
Shares repurchased	(14,227,951)	(312,210,941)	(4,112,235)	(88,058,836)

Net increase (decrease)	(12,686,334)	$(278,480,064)	(549,431)	$(13,932,829)

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class IV:	Shares	Amount	Shares	Amount
Shares sold	62,712,332	$1,364,378,272	35,082,074	$722,622,353
Shares issued to shareholders in reinvestment of distributions	2,158,695	46,568,619	1,299,639	28,446,372
Shares repurchased	(71,012,592)	(1,542,448,551)	(30,641,075)	(653,162,424)

Net increase (decrease)	(6,141,565)	$(131,501,660)	5,740,638	$97,906,301

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO U.S. Treasury Fund	$52,104,025	$151,180,000	$140,983,000	$24,390	$14,174	$62,284,082

49

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO International Growth Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Growth Equity Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

50

GMO International Growth Equity Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

51

GMO International Growth Equity Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *

Class III
1) Actual	0.65%	$1,000.00	$1,023.00	$3.27
2) Hypothetical	0.65%	$1,000.00	$1,021.63	$3.27

Class IV
1) Actual	0.59%	$1,000.00	$1,023.30	$2.97
2) Hypothetical	0.59%	$1,000.00	$1,021.93	$2.97

*	Expenses are calculated using each Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

52

GMO International Growth Equity Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

During the year ended February 29, 2012, the Fund paid foreign taxes of $7,694,482 and recognized foreign source income of $101,373,638.

For taxable, non-corporate shareholders, 100% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 represents qualified dividend income subject to the 15% rate category.

53

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 –March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

54

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

55

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.

Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 –present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager,

PricewaterhouseCoopers LLP (2003-2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

56

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 –December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President – Law and Clerk	Chief Legal Officer since October 2010; Vice President-Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 – present), Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

57

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

58

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Quantitative Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO International Intrinsic Value Fund returned -9.5% for the fiscal year ended February 29, 2012, as compared with -7.5% for the MSCI EAFE Index and -9.8% for the MSCI EAFE Value Index.

Stock selection had a positive impact on performance relative to the benchmark. An underweight position in Japanese utility Tokyo Electric Power and overweight positions in European pharmaceuticals Sanofi and GlaxoSmithKline were contributors. Detractors included overweight positions in Canadian technology company Research in Motion and Italian utility Enel and an underweight position in Japanese auto maker Honda Motor.

Sector selection (as a result of stock selection) had a positive impact on performance relative to the benchmark. The Fund’s focus on high quality companies resulted in an overweight to Health Care, which outperformed, and underweight to Financials, which underperformed.

Country selection had a negative impact on relative performance. An overweight to Italy, which underperformed, and an underweight to Australia, which outperformed, were among the detractors.

Currency selection was a neutral factor for the period.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $35,000,000 Investment in

GMO International Intrinsic Value Fund Class III Shares and the MSCI EAFE Value Index

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2012. All information is unaudited. Performance for classes may vary due to different fees.

MSCI	data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	95.2%
Short-Term Investments	1.6
Mutual Funds	0.9
Preferred Stocks	0.7
Futures Contracts	0.1
Forward Currency Contracts	0.0	^
Swaps	0.0	^
Other	1.5

	100.0%

Country Summary*	% of Investments
Japan	25.9%
United Kingdom	21.6
France	13.2
Italy	9.1
Spain	7.5
Germany	6.2
Switzerland	3.5
Australia	3.2
Singapore	2.1
Canada	2.0
Hong Kong	1.0
Netherlands	0.9
Austria	0.8
Ireland	0.6
Belgium	0.5
New Zealand	0.5
Finland	0.4
Norway	0.4
Greece	0.2
Portugal	0.2
Israel	0.1
Sweden	0.1
Denmark	0.0	^
Malta	0.0	^

	100.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

1

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Investments Concentration Summary — (Continued)

February 29, 2012 (Unaudited)

Industry Group Summary	% of Equity Investments**
Energy	16.5%
Pharmaceuticals, Biotechnology & Life Sciences	15.2
Banks	10.8
Telecommunication Services	10.5
Utilities	7.4
Capital Goods	7.2
Materials	5.4
Food, Beverage & Tobacco	4.6
Retailing	3.0
Insurance	2.7
Automobiles & Components	2.6
Real Estate	2.5
Transportation	1.8
Food & Staples Retailing	1.7
Diversified Financials	1.6
Consumer Durables & Apparel	1.3
Technology Hardware & Equipment	1.2
Software & Services	1.2
Consumer Services	0.8
Health Care Equipment & Services	0.7
Media	0.6
Household & Personal Products	0.6
Semiconductors & Semiconductor Equipment	0.1
Commercial & Professional Services	0.0 ^

100.0%

^	Rounds to 0.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

2

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	COMMON STOCKS — 95.2%

	Australia — 5.0%
318,410	Australia and New Zealand Banking Group Ltd	7,448,496
11,601,043	BlueScope Steel Ltd *	5,187,201
1,910,199	Charter Hall Office (REIT)	6,260,092
545,251	Commonwealth Bank of Australia	28,795,068
7,831,544	Dexus Property Group (REIT)	7,499,614
7,260,431	Goodman Group (REIT)	5,344,673
3,060,505	GPT Group (REIT)	10,217,529
8,221,532	Investa Office Fund (REIT)	5,498,218
879,555	Macquarie Atlas Roads Group *	1,570,427
8,476,624	Mirvac Group (REIT)	10,867,852
995,730	National Australia Bank Ltd	25,136,131
4,764,520	OneSteel Ltd	5,383,017
4,216,360	Pacific Brands Ltd	3,211,294
262,463	QBE Insurance Group	3,279,224
4,000,326	QBE Insurance Group Ltd	49,669,144
1,400,092	Resolute Mining Ltd *	3,087,090
5,525,670	Stockland (REIT)	18,677,095
2,262,015	TABCORP Holdings Ltd	6,608,992
1,719,263	Tatts Group Ltd	4,379,699
20,240,161	Telstra Corp Ltd	71,412,215
684,056	Wesfarmers Ltd	21,273,171
2,601,096	Westpac Banking Corp	58,027,019
1,509	Woodside Petroleum Ltd	59,942

	Total Australia	358,893,203

	Austria — 0.8%
66,623	Andritz AG	6,586,315
231,807	Erste Group Bank AG	5,814,668
1,167,625	Immofinanz AG (Entitlement Shares) *	—
575,892	OMV AG	21,393,565

See accompanying notes to the financial statements.	3

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Austria — continued
274,775	Raiffeisen International Bank Holding	9,900,437
378,673	Voestalpine AG	13,401,635

	Total Austria	57,096,620

	Belgium — 0.5%
3,491,426	Ageas	7,400,612
128,560	Anheuser-Busch InBev NV	8,636,817
328,465	Belgacom SA	10,432,067
103,283	KBC Groep NV	2,431,018
65,258	Mobistar SA	3,115,672
37,341	Solvay SA	4,587,985

	Total Belgium	36,604,171

	Canada — 4.4%
229,200	Alimentation Couche Tard Inc	7,062,821
342,100	Bank of Montreal	20,081,023
535,300	BCE Inc	21,932,449
971,600	Canadian Natural Resources Ltd	36,067,379
393,800	Canadian Oil Sands Ltd	9,404,714
127,400	Canadian Tire Corp Ltd	8,089,890
159,700	Canadian Western Bank	4,438,577
235,800	Canadian National Railway Co	18,169,076
78,500	Canadian Pacific Railway Ltd	5,882,046
488,200	Enbridge Inc	18,828,351
1,247,400	Encana Corp	25,415,720
606,100	First Quantum Minerals Ltd	13,868,416
615,700	Husky Energy Inc.	16,633,141
162,700	IGM Financial Inc	7,513,025
943,400	Manulife Financial Corp	11,803,822
89,200	Methanex Corp	2,796,487
202,600	Metro Inc Class A	10,496,009
115,000	National Bank of Canada	8,958,714
537,921	Precision Drilling Corp *	6,513,006

4	See accompanying notes to the financial statements.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Canada — continued
1,172,100	Research In Motion Ltd *	16,619,903
269,800	RONA Inc	2,554,981
259,000	Shoppers Drug Mart Corp	11,001,839
1,366,600	Sun Life Financial Inc	30,040,477
262,500	Yamana Gold Inc	4,557,835

	Total Canada	318,729,701

	Denmark — 0.0%
10,789	Greentech Energy Systems A/S *	34,404
23,441	Novo-Nordisk A/S Class B	3,285,908

	Total Denmark	3,320,312

	Finland — 0.4%
4,314,125	Nokia Oyj	22,672,584
37,913	Stockmann Oyj ABP A Shares	890,816
82,652	Tieto Oyj	1,512,748

	Total Finland	25,076,148

	France — 13.0%
995,815	Air France–KLM *	5,853,501
178,036	APERAM	3,666,170
101,723	Arkema	9,276,054
438,145	BNP Paribas	21,323,036
14,541	Bongrain SA	1,005,468
105,595	Bouygues SA	3,345,097
106,196	CNP Assurances	1,530,223
107,187	Compagnie Generale des Etablissements Michelin - Class B	7,376,533
51,407	Dassault Systemes SA	4,254,691
100,870	Essilor International SA	8,026,797
442,868	European Aeronautic Defense and Space Co NV	16,037,463
79,610	Eutelsat Communications	2,966,958
1,531,474	France Telecom SA	23,351,065
3,499	Fromageries Bel SA	885,206

See accompanying notes to the financial statements.	5

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	France — continued
217,371	Lagardere SCA	6,497,732
57,516	LVMH Moet Hennessy Louis Vuitton SA	9,627,425
708,795	PagesJaunes Groupe	2,507,695
585,887	Peugeot SA	11,710,194
18,372	PPR	3,113,809
539,041	Renault SA	28,445,366
181,199	Safran SA	6,059,594
4,187,841	Sanofi	309,786,462
155,444	SES SA Class A FDR	3,745,286
436,874	Societe Generale	14,062,425
30,971	Sodexo	2,377,556
501,096	Technicolor *	1,452,067
34,098	Technip SA	3,717,869
6,509,723	Total SA	364,157,493
43,651	Unibail-Rodamco	8,401,228
1,645,512	Vivendi SA	35,270,451
69,070	Wendel	5,814,686
62,312	Zodiac Aerospace	5,985,069

	Total France	931,630,669

	Germany — 5.6%
279,923	Aareal Bank AG *	6,060,777
114,921	Adidas AG	9,028,941
196,356	Aurubis AG	11,679,117
283,139	BASF AG	24,857,792
155,127	Bayerische Motoren Werke AG	14,323,807
29,041	Beiersdorf AG	1,818,521
53,718	Bilfinger & Berger SE	5,261,455
2,934,670	Commerzbank AG *	7,370,944
68,390	Continental AG *	6,219,106
167,140	Deutsche Bank AG (Registered)	7,799,475
498,428	Deutsche Post AG (Registered)	8,758,423
6,985,479	E.ON AG	160,144,090

6	See accompanying notes to the financial statements.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Germany — continued
63,200	Fraport AG	3,887,678
109,572	Fresenius SE & Co KGaA	11,329,980
82,055	Fresenius Medical Care AG & Co	5,756,430
234,336	GEA Group AG	7,915,448

110,233	Gildemeister AG *	1,778,600
603,565	Heidelberger Druckmaschinen AG *	1,115,603
544,428	Infineon Technologies AG *	5,496,557
179,719	Leoni AG	8,993,271
53,453	Linde AG	8,889,707
56,724	Merck KGaA	5,869,629
61,088	MTU Aero Engines Holding AG	4,647,036
11,545	Puma AG Rudolf Dassler Sport	4,001,595
936,741	RWE AG	42,640,656
99,772	Salzgitter AG	6,089,807
104,070	SAP AG	7,026,086
189,092	Suedzucker AG	5,481,310
41,675	Volkswagen AG	7,061,287

	Total Germany	401,303,128

	Greece — 0.2%
439,940	EFG Eurobank Ergasias *	594,770
967,290	OPAP SA	8,583,147
1,911,055	Piraeus Bank SA *	1,192,890
739,051	Public Power Corp SA	3,439,124

	Total Greece	13,809,931

	Hong Kong — 1.0%
2,428,598	CLP Holdings Ltd	21,474,435
4,272,690	Esprit Holdings Ltd	9,565,117
55,000	Guoco Group	587,888
540,700	Hong Kong Ferry (Holding) Co Ltd	449,019
6,582,983	Hong Kong & China Gas	16,816,010
71,500	Hong Kong Aircraft Engineering Co Ltd	1,015,572

See accompanying notes to the financial statements.	7

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Hong Kong — continued
6,842,000	Pacific Basin Shipping Ltd	3,533,850
1,259,969	Power Assets Holdings Ltd	9,402,123
231,700	Swire Properties Ltd *	569,974
2,092,400	Yue Yuen Industrial Holdings	7,106,099

	Total Hong Kong	70,520,087

	Ireland — 0.6%
8,584,017	Bank of Ireland *	1,531,414
803,758	C&C Group Plc	3,914,262
493,107	CRH Plc	10,474,077
261,950	DCC Plc	6,703,317
1,492,286	Irish Life & Permanent Group Holdings Plc *	84,179
152,513	Kerry Group Plc Class A	6,499,054
186,693	Kingspan Group Plc	2,005,742
119,273	Paddy Power Plc	7,064,232
336,350	Smurfit Kappa Group Plc *	3,414,854

	Total Ireland	41,691,131

	Israel — 0.1%
206,569	Discount Investment Corp (Registered)	1,162,663
208,096	Mizrahi Tefahot Bank Ltd	1,634,691
330,942	Partner Communications Co Ltd	2,431,875

	Total Israel	5,229,229

	Italy — 5.8%
1,113,746	A2A SPA	1,119,314
263,357	Banca Popolare di Sondrio SCARL	2,163,571
4,622,432	Banca Monte dei Paschi di Siena SPA	2,468,707
13,109,602	Banca Popolare di Milano Scarl	8,577,445
2,974,107	Banco Popolare Scarl	5,468,960
645,560	Campari	4,832,016
633,704	CIR-Compagnie Industriali Riunite SPA	1,043,900
30,140,939	Enel SPA	120,911,077

8	See accompanying notes to the financial statements.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Italy — continued
7,219,774	ENI SPA	166,050,151
61,811	Exor SPA	1,555,985
2,596,975	Finmeccanica SPA	13,116,822
712,561	Fondiaria–Sai SPA *	1,315,020
201,979	Indesit Company SPA	1,094,314
3,349,671	Intesa San Paolo	6,529,335
212,430	Italcementi SPA-Di RISP	689,026
1,264,372	Mediaset SPA	3,739,516
2,518,606	Milano Assicurazioni SPA *	958,281
94,800	Natuzzi SPA ADR *	332,748
573,594	Parmalat SPA	1,293,478
615,861	Pirelli & C SPA	6,410,977
408,114	Recordati SPA	3,100,931
1,166,964	Snam Rete Gas SPA	5,652,195
27,661,889	Telecom Italia SPA	31,777,047
19,207,663	Telecom Italia SPA-Di RISP	18,088,936
1,479,342	Terna SPA	5,573,806
32,718	Tod’s SPA	3,362,911

	Total Italy	417,226,469

	Japan — 24.0%
1,979	Advance Residence Investment Corp (REIT)	3,673,124
2,155,800	Aeon Co Ltd	27,427,966
255,600	Aeon Credit Service Co Ltd	3,703,383
1,865,900	Aiful Corp *	3,238,223
503,000	Ajinomoto Co Inc	5,923,468
173,500	Alfresa Holdings Corp	7,642,390
761,329	Alps Electric Co Ltd	6,846,593
393,000	Anritsu Corp	4,750,331
2,348,000	Aozora Bank Ltd	6,817,248
375,300	Asahi Breweries Ltd	8,221,711
705,100	Astellas Pharma Inc	28,962,964
586,100	Bridgestone Corp	14,138,166

See accompanying notes to the financial statements.	9

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Japan — continued
763,000	Calsonic Kansei Corp	4,421,531
113,100	Capcom	2,508,567
505	Central Japan Railway Co	4,149,088
1,167,000	Chiba Bank Ltd	7,395,616
379,000	Chiyoda Corp	4,863,978
142,500	Circle K Sunkus Co Ltd	3,128,896
2,767,000	Cosmo Oil Co Ltd	8,054,882
185,400	Credit Saison Co Ltd	3,706,640
492,200	Daiei Inc *	1,756,600
216,000	Daihatsu Motor Co Ltd	4,162,254
3,506,000	Daikyo Inc *	9,036,769
512,300	Daito Trust Construction Co Ltd	45,204,451
264,500	Dena Co Ltd	8,612,260
1,192,000	DIC Corp	2,468,357
860	Digital Garage Inc *	2,221,618
145,300	Don Quijote Co Ltd	5,016,007
103,100	East Japan Railway Co	6,599,549
673,100	Eisai Co Ltd	27,238,814
228,200	Electric Power Development Co Ltd	5,836,176
29,600	Fanuc Ltd	5,380,846
50,100	Fast Retailing Co Ltd	10,398,104
661,000	Fuji Electric Co Ltd	1,717,502
246,200	Fuji Oil Co Ltd	3,392,645
850,000	Gunze Ltd	2,644,584
61,600	Hamamatsu Photonics KK	2,206,667
785,000	Hanwa Co Ltd	3,674,830
9,378,500	Haseko Corp *	6,933,639
128,800	Hikari Tsushin Inc	3,655,560
2,248,694	Hitachi Ltd	13,193,953
251,100	Hosiden Corp	1,955,193
21,400	Idemitsu Kosan Co Ltd	2,207,528
2,301	INPEX Corp	16,326,834
195,800	IT Holdings Corp	2,225,422

10	See accompanying notes to the financial statements.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Japan — continued
3,061,600	Itochu Corp	34,847,199
5,064	Japan Retail Fund Investment Corp (REIT)	7,606,398
1,084	Japan Tobacco Inc	5,758,725
1,046,000	JFE Holdings Inc	22,625,111
263,000	JGC Corp	7,604,187
519,200	JVC Kenwood Holdings Inc *	2,416,990
7,999,790	JX Holdings Inc	50,263,367
489,600	K’s Holdings Corp	16,350,841
4,986,993	Kajima Corp	15,361,629
988,700	Kao Corp	25,353,832
4,446,000	Kawasaki Kisen Kaisha Ltd	9,390,234
10,726	KDDI Corp	68,096,400
607,000	Kinugawa Rubber Industrial Co Ltd	4,592,364
5,969,000	Kobe Steel Ltd	10,377,970
260,000	Konami Corp	7,181,114
113,000	Krosaki Harima Corp	385,359
291,000	Kyowa Exeo Corp	2,658,229
223,100	Lawson Inc	13,131,449
1,813,000	Leopalace21 Corp *	4,421,680
277,000	Makino Milling Machine Co Ltd	2,088,659
2,959,000	Marubeni Corp	21,157,635
4,061,000	Mazda Motor Corp *	6,756,393
372,600	Medipal Holdings Corp	4,483,357
1,209,000	Mitsubishi Heavy Industries Ltd	5,693,261
4,849,500	Mitsubishi Chemical Holdings Corp	28,136,599
748,900	Mitsubishi Corp	18,404,435
361,000	Mitsubishi Gas Chemical Co Inc	2,291,428
2,327,200	Mitsubishi UFJ Financial Group Inc	12,027,238
191,080	Mitsubishi UFJ Lease & Finance Co Ltd	8,171,547
2,800,000	Mitsui Chemicals Inc	9,634,596
2,451,000	Mitsui Engineer & Shipbuilding Co Ltd	4,705,979
562,100	Mitsui & Co Ltd	9,688,604
3,809,000	Mitsui Mining & Smelting Co Ltd	11,613,026

See accompanying notes to the financial statements.	11

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Japan — continued
3,835,000	Mitsui OSK Lines Ltd	17,529,318
34,124,400	Mizuho Financial Group Inc	57,358,252
550,000	Nachi-Fujikoshi Corp	3,039,255
442,000	Namco Bandai Holdings Inc	6,203,950
2,924	Net One Systems Co Ltd	7,244,420
987,000	Nichirei Corp	4,668,335
126,600	Nikon Corp	3,448,465
89,700	Nintendo Co Ltd	13,407,855
675,000	Nippon Chemi-Con Corp	2,823,866
134,000	Nippon Corp	1,438,486
4,049,000	Nippon Light Metal Co Ltd	6,203,495
365,700	Nippon Paper Group Inc	7,851,571
9,711,000	Nippon Steel Corp	28,128,560
1,885,000	Nippon Telegraph & Telephone Corp	88,731,440
4,713,000	Nippon Yusen Kabushiki Kaisha	14,124,124
437,400	Nipro Corp	3,321,622
742,000	Nisshinbo Holdings Inc	7,065,448
115,650	Nitori Holdings Co Ltd	9,779,960
111,600	Nitto Denko Corp	4,626,187
17,487	NTT Docomo Inc	29,828,108
1,061,247	Obayashi Corp	4,762,921
757,000	OJI Paper Co Ltd	3,758,760
61,800	Okinawa Electric Power Co	2,558,685
405,000	OKUMA Corp	3,377,297
61,500	Ono Pharmaceutical Co Ltd	3,366,052
117,110	ORIX Corp	11,286,429
767	ORIX JREIT Inc (REIT)	3,601,518
1,824,000	Osaka Gas Co Ltd	6,992,908
650,000	Pacific Metals Co Ltd	3,548,943
2,624,500	Penta Ocean Construction Co Ltd	8,723,653
130,440	Point Inc	4,906,262
10,902,100	Resona Holdings Inc	52,155,478
763,000	Ricoh Company Ltd	7,040,401

12	See accompanying notes to the financial statements.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Japan — continued
846,000	Round One Corp	5,535,737
135,000	Ryohin Keikaku Co Ltd	6,428,755
104,000	Saizeriya Co Ltd	1,623,684
242,600	Sankyo Co Ltd	11,682,006
1,550,200	Sapporo Hokuyo Holdings Inc	5,342,380
284,400	Sega Sammy Holdings Inc	5,388,053
398,000	Seino Holdings Co Ltd	2,810,320
372,600	Seven & I Holdings Co Ltd	10,292,720
1,051,000	Seven Bank Ltd	2,311,067
80,200	Shimamura Co Ltd	8,800,894
1,081,000	Shizuoka Bank Ltd (The)	10,986,301
978,600	Showa Shell Sekiyu KK	6,601,564
6,215,700	Sojitz Corp	11,570,330
205,080	Sumisho Computer Systems Corp	3,145,212
164,200	Sumitomo Rubber Industries	2,070,102
3,948,700	Sumitomo Corp	58,609,219
572,000	Sumitomo Metal Mining Co Ltd	8,513,281
455,200	Sumitomo Mitsui Financial Group Inc	15,449,790
714,000	Sumitomo Osaka Cement Co Ltd	2,160,054
5,850,716	Taiheiyo Cement Co Ltd	12,446,419
4,649,000	Taisei Corp	12,256,337
482,000	Takashimaya Co Ltd	3,705,512
2,261,800	Takeda Pharmaceutical Co Ltd	102,064,266
1,087,000	Toho Zinc Co Ltd	4,797,808
138,100	Tokai Rika Co Ltd	2,435,766
2,585,000	Tokyo Tatemono Co Ltd *	10,570,306
471	Tokyu REIT Inc (REIT)	2,592,581
628,000	TonenGeneral Sekiyu KK	5,820,671
1,376,000	Toray Industries Inc	9,798,705
2,712,000	Tosoh Corp	8,039,706
904,200	Toyota Tsusho Corp	18,187,226
562,000	Toyo Engineering Corp	2,470,864
77,000	Toyo Suisan Kaisha Ltd	1,980,299

See accompanying notes to the financial statements.	13

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Japan — continued
125,900	Trend Micro Inc	3,674,741
1,031,000	Ube Industries Ltd	2,990,098
129,800	Unicharm Corp	6,703,045
56,800	Unipres Corp	1,580,279
1,155	United Urban Investment Corp (REIT)	1,267,818
1,217,200	UNY Co Ltd	12,123,614
99,930	USS Co Ltd	9,806,571
154,363	West Japan Railway Co	6,305,285
19,714	Yahoo Japan Corp	6,231,688
626,640	Yamada Denki Co Ltd	40,778,868
382,700	Yamato Holdings Co Ltd	6,045,910
146,100	Yamato Kogyo Co Ltd	4,615,998
410,000	Yokohama Rubber Co Ltd	2,741,534

	Total Japan	1,721,172,170

	Malta — 0.0%
15,984,486	BGP Holdings Plc *	—

	Netherlands — 1.3%
176,239	Aalberts Industries NV	3,561,989
3,543,378	Aegon NV *	18,544,158
141,148	CSM NV	2,642,602
3,804,489	ING Groep NV *	33,527,569
1,238,093	Koninklijke BAM Groep NV	5,849,053
936,641	Unilever NV	31,143,563

	Total Netherlands	95,268,934

	New Zealand — 0.5%
2,283,832	Chorus Ltd *	6,212,723
1,444,281	Fletcher Building Ltd	7,854,779
843,391	Sky City Entertainment Group Ltd	2,643,410
11,867,531	Telecom Corp of New Zealand	21,186,249

	Total New Zealand	37,897,161

14	See accompanying notes to the financial statements.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Norway — 0.4%
975,809	DnB NOR ASA	12,525,106
278,030	Frontline Ltd	1,537,221
1,547,307	Golden Ocean Group Ltd	1,446,882
273,467	Telenor ASA	5,045,266
210,496	TGS Nopec Geophysical Co ASA	6,076,679

	Total Norway	26,631,154

	Portugal — 0.2%
390,104	Banco Espirito Santo SA	858,525
4,074,995	EDP - Energias de Portugal SA	11,844,327

	Total Portugal	12,702,852

	Singapore — 1.7%
3,092,000	CapitaCommercial Trust (REIT)	2,922,805
4,133,000	Ezra Holdings Ltd *	4,110,938
41,387,000	Golden Agri-Resources Ltd	24,069,586
2,489,000	Ho Bee Investment Ltd	2,663,151
4,037,000	Jaya Holdings Ltd *	1,853,034
870,500	Keppel Corp Ltd	7,664,720
3,863,000	Midas Holdings Ltd	1,212,274
487,777	Oversea-Chinese Banking Corp Ltd	3,490,328
2,183,100	SembCorp Industries Ltd	9,189,305
1,161,000	Singapore Exchange Ltd	6,671,711
2,840,000	Singapore Press Holdings Ltd	8,599,656
2,202,000	Singapore Technologies Engineering Ltd	5,588,557
14,154,000	Singapore Telecommunications	35,829,567
4,499,000	Swiber Holdings Ltd *	2,541,952
188,000	United Overseas Bank Ltd	2,702,730
338,000	Venture Corp Ltd	2,272,727

	Total Singapore	121,383,041

See accompanying notes to the financial statements.	15

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Spain — 5.1%
60,503	Acciona SA	4,743,851
2,800,181	Banco Bilbao Vizcaya Argentaria SA	25,068,293
5,885,739	Banco Popular Espanol SA	24,141,990
8,306,704	Banco Santander SA	68,760,124
1,202,432	CaixaBank	5,655,572
439,930	Ferrovial SA	5,556,281
221,960	Fomento de Construcciones y Contratas SA	5,605,347
1,889,236	Gas Natural SDG SA	31,950,082
343,458	Grifols SA *	7,113,101
34,345	Grifols SA Class B *	486,214
3,842,944	Iberdrola SA	22,705,128
141,766	Inditex SA	13,047,513
354,812	Jazztel Plc *	2,026,115
1,598,536	Mapfre SA	5,490,276
98,396	Red Electrica de Espana	4,960,925
1,347,702	Repsol YPF SA	35,098,441
5,953,700	Telefonica SA	101,326,383

	Total Spain	363,735,636

	Sweden — 0.5%
748,219	Investor AB B Shares	16,664,831
23,751	Millicom International Cellular SA SDR	2,662,262
526,828	Swedbank AB Class A	9,023,739
123,908	Swedish Match AB	4,729,518

	Total Sweden	33,080,350

	Switzerland — 3.4%
1,120,550	Nestle SA (Registered)	68,504,622
1,959,484	Novartis AG (Registered)	106,804,063
396,926	Roche Holding AG (Non Voting)	69,086,802

	Total Switzerland	244,395,487

16	See accompanying notes to the financial statements.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	United Kingdom — 20.7%
783,918	Amlin Plc	4,372,397
708,673	Ashtead Group Plc	2,777,508
4,501,344	AstraZeneca Plc	201,424,512
3,022,756	Aviva Plc	17,689,807
9,460,729	BAE Systems Plc	47,003,886
1,555,822	Balfour Beatty Plc	6,864,344
28,759,501	Barclays Plc	111,365,457
698,977	Barratt Developments Plc *	1,635,531
515,538	BG Group Plc	12,441,645
14,879,085	BP Plc	116,422,766
1,467,078	British American Tobacco Plc	74,000,085
12,631,040	BT Group Plc	43,003,648
293,225	Bunzl Plc	4,476,197
427,818	Burberry Group Plc	9,589,521
466,765	Cape Plc	3,242,637
764,134	Catlin Group Ltd	5,055,999
1,963,541	Cobham Plc	5,834,610
2,618,948	Debenhams Plc	3,070,441
868,680	Diageo Plc	20,740,838
10,488,127	Dixons Retail Plc *	2,490,370
1,537,789	Drax Group Plc	12,684,687
1,613,324	FirstGroup Plc	7,543,482
167	Game Group Plc	13
7,855,255	GlaxoSmithKline Plc	173,584,188
547,037	Greencore Group Plc	608,743
6,249,222	Home Retail Group Plc	10,115,204
232,780	IMI Plc	3,587,017
358,535	Imperial Tobacco Group Plc	14,196,887
1,398,037	Inchcape Plc	8,339,335
814,646	Intermediate Capital Group Plc	3,506,660
128,212	Jardine Lloyd Thompson Group Plc	1,432,552
180,870	JD Wetherspoon Plc	1,153,476
2,760,984	Kesa Electricals Plc	3,269,401
417,668	Lancashire Holdings Ltd	5,081,203

See accompanying notes to the financial statements.	17

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	United Kingdom — continued
450,141	Land Securities Group Plc (REIT)	4,832,484
11,683,388	Legal & General Group Plc	22,414,074
64,895,382	Lloyds Banking Group Plc *	36,126,669
589,038	Melrose Plc	3,662,868
568,750	Micro Focus International Plc	4,054,428
591,268	National Express Group Plc	2,193,951
322,471	Next Plc	14,226,157
717,945	Pearson Plc	13,671,132
8	Prudential Plc	91
2,198,990	Punch Taverns Plc *	392,731
103,497	Reckitt Benckiser Group Plc	5,720,351
556,295	Rio Tinto Plc	31,558,276
896,856	Rolls-Royce Holdings Plc *	11,591,093
2,072,344	Royal Dutch Shell Plc A Shares (London)	75,405,327
3,303,302	Royal Dutch Shell Plc B Shares (London)	122,443,681
45,170,356	Royal Bank of Scotland Group Plc *	20,060,143
156,173	SABMiller Plc	6,324,474
1,274,767	Sage Group Plc (The)	6,284,277
657,542	Scottish & Southern Energy Plc	13,468,904
484,962	Smith & Nephew Plc	4,762,238
41,069	Spirax-Sarco Engineering Plc	1,341,930
1,925,999	Spirit Pub Co Plc *	1,772,489
602,522	Tate & Lyle Plc	6,675,996
8	Taylor Wimpey Plc *	6
1,562,028	TUI Travel Plc	4,902,346
548,239	United Utilities Group Plc	5,321,319
38,212,185	Vodafone Group Plc	102,940,640
190,980	Weir Group Plc (The)	6,391,270
2,932,616	William Hill Plc	10,444,881
838,195	WM Morrison Supermarkets Plc	3,864,799

	Total United Kingdom	1,481,454,072

	TOTAL COMMON STOCKS (COST $6,951,829,177)	6,818,851,656

18	See accompanying notes to the financial statements.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares / Par Value		Description	Value ($)

		PREFERRED STOCKS — 0.7%

		Germany — 0.7%
	48,659	Hugo Boss AG 2.49%	5,065,106
	502,825	Porsche Automobil Holding SE 1.04%	32,625,315
	9,049	Villeroy & Boch AG 2.81%	86,899
	62,985	Volkswagen AG 2.13%	11,759,281

		Total Germany	49,536,601

		TOTAL PREFERRED STOCKS (COST $39,858,220)	49,536,601

		MUTUAL FUNDS — 0.9%

		United States — 0.9%
		Affiliated Issuers
	2,596,141	GMO U.S. Treasury Fund	64,903,524

		TOTAL MUTUAL FUNDS (COST $64,929,485)	64,903,524

		SHORT-TERM INVESTMENTS — 1.6%

		Time Deposits — 1.6%
USD	25,000,000	Bank of America (Charlotte) Time Deposit, 0.03%, due 03/01/12	25,000,000
USD	15,000,001	Barclays (London) Time Deposit, 0.03%, due 03/01/12	15,000,001
AUD	1,224,514	Brown Brothers Harriman (Grand Cayman) Time Deposit, 3.48%, due 03/01/12	1,313,230
CHF	9,174	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/12	10,140
DKK	2,390,440	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.02%, due 03/01/12	428,364
GBP	6,391	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.10%, due 03/01/12	10,168
HKD	77,557	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/12	9,999
NOK	57,505	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.65%, due 03/01/12	10,288
NZD	12,229	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.65%, due 03/01/12	10,204
SEK	67,211	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.70%, due 03/01/12	10,158
EUR	171,638	Citibank (New York) Time Deposit, 0.05%, due 03/01/12	228,674
JPY	7,653,800	Citibank (New York) Time Deposit, 0.01%, due 03/01/12	94,154
USD	24,675,851	Citibank (New York) Time Deposit, 0.03%, due 03/01/12	24,675,851
USD	25,000,000	Deustche Bank (Frankfurt) Time Deposit, 0.03%, due 03/01/12	25,000,000

See accompanying notes to the financial statements.	19

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

	Par Value	Description	Value ($)

		Time Deposits — continued
USD	25,000,000	HSBC Bank (New York) Time Deposit, 0.03%, due 03/01/12	25,000,000
CAD	313,911	JPMorgan Chase (New York) Time Deposit, 0.24%, due 03/01/12	317,258
SGD	163,399	JPMorgan Chase (New York) Time Deposit, 0.01%, due 03/01/12	130,652
USD	594,168	JPMorgan Chase (New York) Time Deposit, 0.03%, due 03/01/12	594,168

		Total Time Deposits	117,843,309

		TOTAL SHORT-TERM INVESTMENTS (COST $117,843,309)	117,843,309

		TOTAL INVESTMENTS — 98.4% (Cost $7,174,460,191)	7,051,135,090
		Other Assets and Liabilities (net) — 1.6%	112,668,601

		TOTAL NET ASSETS — 100.0%	$7,163,803,691

A summary of outstanding financial instruments at February 29, 2012 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Deliver/ Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
4/20/12	Bank of New York Mellon	GBP	50,979,751	$81,074,925	$601,859
4/20/12	Brown Brothers Harriman & Co.	GBP	29,126,709	46,321,249	418,687
4/20/12	JPMorgan Chase Bank, N.A.	GBP	8,757,164	13,926,832	102,965
4/20/12	Morgan Stanley & Co. International PLC	GBP	13,461,526	21,408,347	137,440
4/20/12	Royal Bank of Scotland PLC	GBP	8,757,164	13,926,832	102,230
4/20/12	State Street Bank and Trust Company	GBP	6,426,763	10,220,712	79,562
4/20/12	Barclays Bank PLC	HKD	186,164,043	24,004,611	(4,628)
4/20/12	Brown Brothers Harriman & Co.	HKD	331,552,057	42,751,426	(4,383)
4/20/12	Deutsche Bank AG	HKD	178,461,542	23,011,425	(3,991)
4/20/12	JPMorgan Chase Bank, N.A.	HKD	458,755,063	59,153,405	(15,564)
4/20/12	Morgan Stanley & Co. International PLC	HKD	186,164,043	24,004,611	(7,041)
4/20/12	Royal Bank of Scotland PLC	HKD	107,737,008	13,891,968	(2,118)
4/20/12	State Street Bank and Trust Company	HKD	472,931,495	60,981,361	(10,499)
4/20/12	Bank of America, N.A.	SEK	109,985,898	16,589,332	129,121
4/20/12	Brown Brothers Harriman & Co.	SEK	109,985,898	16,589,333	126,965

20	See accompanying notes to the financial statements.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Forward Currency Contracts — continued

Settlement Date	Counterparty	Deliver/ Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
4/20/12	Deutsche Bank AG	SEK	109,985,898	$16,589,333	$79,891
4/20/12	JPMorgan Chase Bank, N.A.	SEK	109,985,898	16,589,333	80,880
4/20/12	Bank of America, N.A.	SGD	27,006,408	21,594,623	98,011
4/20/12	Bank of New York Mellon	SGD	24,705,974	19,755,170	92,949
4/20/12	Barclays Bank PLC	SGD	25,820,548	20,646,396	90,272
4/20/12	Brown Brothers Harriman & Co.	SGD	24,203,129	19,353,090	90,598
4/20/12	JPMorgan Chase Bank, N.A.	SGD	49,032,796	39,207,166	174,563
4/20/12	Morgan Stanley & Co. International PLC	SGD	29,351,703	23,469,947	95,825
4/20/12	Royal Bank of Scotland PLC	SGD	38,527,603	30,807,098	121,212
4/20/12	State Street Bank and Trust Company	SGD	26,756,398	21,394,712	109,472

				$697,263,237	$2,684,278

Sales #
4/20/12	Bank of America, N.A.	AUD	22,013,174	$23,474,109	$(135,741)
4/20/12	Barclays Bank PLC	CAD	23,391,692	23,615,091	(163,833)
4/20/12	Brown Brothers Harriman & Co.	CAD	15,536,777	15,685,159	(114,125)
4/20/12	Deutsche Bank AG	CAD	44,590,584	45,016,439	(314,100)
4/20/12	JPMorgan Chase Bank, N.A.	CAD	21,501,595	21,706,943	(155,067)
4/20/12	Morgan Stanley & Co. International PLC	CAD	21,746,534	21,954,221	(149,905)
4/20/12	Royal Bank of Scotland PLC	CAD	46,746,090	47,192,531	(326,041)
4/20/12	State Street Bank and Trust Company	CAD	28,194,946	28,464,217	(204,557)
4/20/12	Bank of New York Mellon	CHF	28,957,717	32,025,752	(297,179)
4/20/12	JPMorgan Chase Bank, N.A.	CHF	28,957,718	32,025,753	(227,497)
4/20/12	Bank of America, N.A.	EUR	35,532,164	47,349,450	(367,757)
4/20/12	Brown Brothers Harriman & Co.	EUR	34,992,780	46,630,678	(354,826)
4/20/12	JPMorgan Chase Bank, N.A.	EUR	30,145,551	40,171,358	(167,398)
4/20/12	Morgan Stanley & Co. International PLC	EUR	14,490,513	19,309,768	(77,336)
4/20/12	Royal Bank of Scotland PLC	EUR	8,195,742	10,921,482	(72,926)
4/20/12	State Street Bank and Trust Company	EUR	15,072,775	20,085,678	(144,985)
4/20/12	Barclays Bank PLC	JPY	1,175,265,449	14,463,899	298,332
4/20/12	Brown Brothers Harriman & Co.	JPY	2,652,802,620	32,647,831	668,581
4/20/12	Deutsche Bank AG	JPY	627,002,545	7,716,470	157,973
4/20/12	JPMorgan Chase Bank, N.A.	JPY	2,036,666,897	25,065,098	513,169
4/20/12	Royal Bank of Scotland PLC	JPY	631,692,196	7,774,186	154,703
4/20/12	State Street Bank and Trust Company	JPY	1,059,992,400	13,045,242	258,376

				$576,341,355	$(1,222,139)

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.

See accompanying notes to the financial statements.	21

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Futures Contracts

Number of Contracts	Type	Expiration Date	Value	Net Unrealized Appreciation (Depreciation)
Buys
410	FTSE 100	March 2012	$38,144,544	$2,530,586
2,062	FTSE/MIB	March 2012	224,380,707	16,767,452
1,476	IBEX 35	March 2012	165,784,527	(7,521,903)
545	MSCI Singapore	March 2012	30,200,468	79,395
1,021	TOPIX	March 2012	105,001,510	11,083,803

			$563,511,756	$22,939,333

Sales
394	Amsterdam Exchanges Index	March 2012	$33,963,152	$(45,219)
45	DAX	March 2012	10,267,994	(1,112,457)
1,716	OMXS 30	March 2012	28,608,727	(578,626)
1,220	S&P Toronto 60	March 2012	177,010,663	(11,289,262)
1,172	SPI 200	March 2012	134,212,454	(2,865,220)

			$384,062,990	$(15,890,784)

Swap Agreements

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund (Pays)/ Receives	Net Unrealized Appreciation/ (Depreciation)
759,838	EUR	11/27/2012	Goldman Sachs International	1 Month Euribor Floating Rate minus 10.0%	Total Return on Dexia SA	$(118,530)
2,064,784	EUR	11/27/2012	Bank of America Merrill Lynch	3 Month Euribor Floating Rate minus 10.0%	Total Return on Alpha Bank A.E.	(22,332)

						$(140,862)

				Premiums to (Pay) Receive		$—

As of February 29, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

22	See accompanying notes to the financial statements.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Notes to Schedule of Investments:

ADR - American Depositary Receipt

FDR - Fiduciary Depositary Receipt

REIT - Real Estate Investment Trust

SDR - Swedish Depository Receipt

*	Non-income producing security.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

See accompanying notes to the financial statements.	23

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments in unaffiliated issuers, at value (cost $7,109,530,706) (Note 2)	$6,986,231,566
Investments in affiliated issuers, at value (cost $64,929,485) (Notes 2 and 10)	64,903,524
Foreign currency, at value (cost $64,504) (Note 2)	64,318
Receivable for investments sold	6,373,707
Receivable for Fund shares sold	12,240,406
Dividends receivable	30,767,705
Foreign taxes receivable	1,210,361
Unrealized appreciation on open forward currency contracts (Note 4)	4,783,636
Due from broker on open futures contracts (Note 2)	84,714,479
Receivable for expenses reimbursed by Manager (Note 5)	208,336
Miscellaneous receivable	2,128

Total assets	7,191,500,166

Liabilities:
Payable for investments purchased	9,805,159
Payable for Fund shares repurchased	7,616,339
Accrued capital gain and repatriation taxes payable (Note 2)	2,050
Payable to affiliate for (Note 5):
Management fee	2,816,507
Shareholder service fee	612,857
Administration fee – Class M	1,949
Trustees and Trust Officers or agents unaffiliated with the Manager	17,647
Payable for 12b-1 fee – Class M	4,988
Payable for foreign currency purchased	28,680
Payable for variation margin on open futures contracts (Note 4)	2,493,967
Unrealized depreciation on open forward currency contracts (Note 4)	3,321,497
Payable for open swap contracts (Note 4)	140,862
Accrued expenses	833,973

Total liabilities	27,696,475

Net assets	$7,163,803,691

24	See accompanying notes to the financial statements.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012 — (Continued)

Net assets consist of:
Paid-in capital	$8,621,367,667
Accumulated undistributed net investment income	58,014,457
Accumulated net realized loss	(1,400,733,664)
Net unrealized depreciation	(114,844,769)

$7,163,803,691

Net assets attributable to:
Class II shares	$292,379,070

Class III shares	$1,812,183,674

Class IV shares	$5,047,057,891

Class M shares	$12,183,056

Shares outstanding:
Class II	14,491,670

Class III	88,882,979

Class IV	247,796,624

Class M	605,907

Net asset value per share:
Class II	$20.18

Class III	$20.39

Class IV	$20.37

Class M	$20.11

See accompanying notes to the financial statements.	25

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Dividends from unaffiliated issuers (net of withholding taxes of $20,985,613)	$219,722,460
Dividends from affiliated issuers (Note 10)	25,215
Interest	72,097

Total investment income	219,819,772

Expenses:
Management fee (Note 5)	30,163,808
Shareholder service fee – Class II (Note 5)	433,739
Shareholder service fee – Class III (Note 5)	2,814,115
Shareholder service fee – Class IV (Note 5)	3,551,608
12b-1 fee – Class M (Note 5)	33,250
Administration fee – Class M (Note 5)	26,600
Custodian and fund accounting agent fees	2,230,264
Legal fees	174,921
Registration fees	110,207
Audit and tax fees	93,891
Trustees fees and related expenses (Note 5)	91,947
Transfer agent fees	66,501
Miscellaneous	145,868

Total expenses	39,936,719
Fees and expenses reimbursed by Manager (Note 5)	(2,767,545)
Expense reductions (Note 2)	(431)

Net expenses	37,168,743

Net investment income (loss)	182,651,029

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(9,634,225)
Investments in affiliated issuers	21,485
Realized gains distributions from affiliated issuers (Note 10)	16,174
Futures contracts	(48,120,656)
Swap agreements	(984,721)
Foreign currency, forward contracts and foreign currency related transactions	9,612,853

Net realized gain (loss)	(49,089,090)

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(540,485,383)
Investments in affiliated issuers	(25,961)
Futures contracts	161,852
Swap agreements	(140,862)
Foreign currency, forward contracts and foreign currency related transactions	2,264,750

Net unrealized gain (loss)	(538,225,604)

Net realized and unrealized gain (loss)	(587,314,694)

Net increase (decrease) in net assets resulting from operations	$(404,663,665)

26	See accompanying notes to the financial statements.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$182,651,029	$127,362,003
Net realized gain (loss)	(49,089,090)	(13,601,869)
Change in net unrealized appreciation (depreciation)	(538,225,604)	959,292,894

Net increase (decrease) in net assets from operations	(404,663,665)	1,073,053,028

Distributions to shareholders from:
Net investment income
Class II	(6,536,543)	(3,181,083)
Class III	(62,182,970)	(29,415,441)
Class IV	(140,443,559)	(48,788,384)
Class M	(415,510)	(153,235)

Total distributions from net investment income	(209,578,582)	(81,538,143)

Net share transactions (Note 9):
Class II	103,872,078	(222,885,164)
Class III	(206,279,507)	(24,879,740)
Class IV	1,934,007,887	92,416,923
Class M	(457,930)	(1,067,222)

Increase (decrease) in net assets resulting from net share transactions	1,831,142,528	(156,415,203)

Total increase (decrease) in net assets	1,216,900,281	835,099,682

Net assets:
Beginning of period	5,946,903,410	5,111,803,728

End of period (including accumulated undistributed net investment income of $58,014,457 and $63,981,263, respectively)	$7,163,803,691	$5,946,903,410

See accompanying notes to the financial statements.	27

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class II share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$23.07		$19.35		$13.86		$29.69		$34.99

Income (loss) from investment operations:
Net investment income (loss)†	0.63		0.48		0.41		0.79		0.93
Net realized and unrealized gain (loss)	(2.83	)(a)	3.51		5.68		(14.01)		(0.86)

Total from investment operations	(2.20)		3.99		6.09		(13.22)		0.07

Less distributions to shareholders:
From net investment income	(0.69)		(0.27)		(0.60)		(0.99)		(0.83)
From net realized gains	—		—		—		(1.62)		(4.54)

Total distributions	(0.69)		(0.27)		(0.60)		(2.61)		(5.37)

Net asset value, end of period	$20.18		$23.07		$19.35		$13.86		$29.69

Total Return(b)	(9.51)%		20.79%		44.05%		(48.04)%		(1.11)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$292,379		$217,090		$394,009		$394,070		$510,006
Net expenses to average daily net assets	0.72	%(c)(d)	0.72	%(c)(d)	0.72	%(c)	0.74	%(e)	0.76	%(e)
Net investment income (loss) to average daily net assets	3.04%		2.36%		2.21%		3.41%		2.59%
Portfolio turnover rate	37%		40%		40%		53%		47%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%		0.05%		0.05%		0.05%

(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
†	Calculated using average shares outstanding throughout the period.

28	See accompanying notes to the financial statements.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$23.31		$19.56		$14.00		$29.97		$35.28

Income (loss) from investment operations:
Net investment income (loss)†	0.65		0.47		0.42		0.79		0.94
Net realized and unrealized gain (loss)	(2.86	)(a)	3.58		5.76		(14.13)		(0.86)

Total from investment operations	(2.21)		4.05		6.18		(13.34)		0.08

Less distributions to shareholders:
From net investment income	(0.71)		(0.30)		(0.62)		(1.01)		(0.85)
From net realized gains	—		—		—		(1.62)		(4.54)

Total distributions	(0.71)		(0.30)		(0.62)		(2.63)		(5.39)

Net asset value, end of period	$20.39		$23.31		$19.56		$14.00		$29.97

Total Return(b)	(9.47)%		20.88%		44.21%		(48.01)%		(1.06)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,812,184		$2,257,078		$1,925,104		$1,487,839		$2,615,878
Net expenses to average daily net assets	0.65	%(c)(d)	0.65	%(c)(d)	0.65	%(c)	0.67	%(e)	0.69	%(e)
Net investment income (loss) to average daily net assets	3.09%		2.30%		2.19%		3.38%		2.61%
Portfolio turnover rate	37%		40%		40%		53%		47%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%		0.05%		0.05%		0.05%

(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	29

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)

(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$23.30		$19.55		$14.00		$29.96		$35.26

Income (loss) from investment operations:
Net investment income (loss)†	0.62		0.48		0.43		0.82		0.96
Net realized and unrealized gain (loss)	(2.83	)(a)	3.58		5.75		(14.14)		(0.85)

Total from investment operations	(2.21)		4.06		6.18		(13.32)		0.11

Less distributions to shareholders:
From net investment income	(0.72)		(0.31)		(0.63)		(1.02)		(0.87)
From net realized gains	—		—		—		(1.62)		(4.54)

Total distributions	(0.72)		(0.31)		(0.63)		(2.64)		(5.41)

Net asset value, end of period	$20.37		$23.30		$19.55		$14.00		$29.96

Total Return(b)	(9.43)%		20.96%		44.22%		(47.95)%		(0.98)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,047,058		$3,458,202		$2,779,470		$1,900,168		$4,131,392
Net expenses to average daily net assets	0.59	%(c)(d)	0.59	%(c)(d)	0.59	%(c)	0.61	%(e)	0.63	%(e)
Net investment income (loss) to average daily net assets	3.00%		2.32%		2.25%		3.47%		2.67%
Portfolio turnover rate	37%		40%		40%		53%		47%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%		0.05%		0.05%		0.05%

(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
†	Calculated using average shares outstanding throughout the period.

30	See accompanying notes to the financial statements.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)

(For a Class M share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$22.99		$19.30		$13.83		$29.60		$34.93

Income (loss) from investment operations:
Net investment income (loss)†	0.58		0.41		0.35		0.73		0.79
Net realized and unrealized gain (loss)	(2.82	)(a)	3.52		5.69		(13.95)		(0.81)

Total from investment operations	(2.24)		3.93		6.04		(13.22)		(0.02)

Less distributions to shareholders:
From net investment income	(0.64)		(0.24)		(0.57)		(0.93)		(0.77)
From net realized gains	—		—		—		(1.62)		(4.54)

Total distributions	(0.64)		(0.24)		(0.57)		(2.55)		(5.31)

Net asset value, end of period	$20.11		$22.99		$19.30		$13.83		$29.60

Total Return(b)	(9.72)%		20.50%		43.72%		(48.14)%		(1.36)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$12,183		$14,533		$13,221		$8,938		$18,687
Net expenses to average daily net assets	0.95	%(c)(d)	0.95	%(c)(d)	0.95	%(c)	0.97	%(e)	0.99	%(e)
Net investment income (loss) to average daily net assets	2.79%		2.01%		1.84%		3.13%		2.22%
Portfolio turnover rate	37%		40%		40%		53%		47%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.04%		0.05%		0.05%		0.05%		0.05%

(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	31

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO International Intrinsic Value Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks high total return. The Manager seeks to achieve the Fund’s investment objective by investing in equities or groups of equities that the Manager believes will provide higher returns than the MSCI EAFE Value Index.

The Manager uses active investment management methods, which means that equities are bought and sold according to the Manager’s evaluation of companies’ published financial information, securities’ prices, equity and bond markets, and the overall economy.

In selecting equities for the Fund, the Manager may use a combination of quantitative and qualitative investment methods to identify equities that the Manager believes present positive return potential relative to other equities. Some of these methods evaluate individual equities or a group of equities (e.g., equities of companies in a particular industry) based on the ratio of their price to historical financial information, including book value, cash flow and earnings, and forecasted financial information provided by industry analysts. The Manager may compare these ratios to industry or market averages in assessing the relative attractiveness of an equity or a group of equities. Other methods used by the Manager focus on evaluating patterns of price movement or volatility of an equity or group of equities relative to the Fund’s investment universe. The Manager also may adjust the Fund’s portfolio for factors such as position size, market capitalization, and exposure to groups such as industry, sector, country or currency.

As a substitute for direct investments in equities, the Manager may use exchange-traded and over-the-counter (“OTC”) derivatives. The Manager also may use derivatives: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund’s investment exposure; and (iii) to effect transactions intended as substitutes for securities lending. Derivatives used may include futures, options, forward currency contracts and swap contracts. In addition, the Fund may lend its portfolio securities.

The Fund typically invests directly and indirectly (e.g., through other GMO Funds (the “underlying funds”) or derivatives) in equities of companies tied economically to countries other than the U.S. The term “equities” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities and depositary receipts. The Manager may make investments tied economically to emerging countries.

32

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

For cash management purposes, the Fund may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund normally does not take temporary defensive positions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

Throughout the year ended February 29, 2012, the Fund had four classes of shares outstanding: Class II, Class III, Class IV and Class M. Class M shares bear an administration fee and a 12b-1 fee while classes II, III, and IV bear a shareholder service fee (See Note 5). The principal economic difference among the classes of shares is the type and level of fees they bear.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. For the year ended February 29, 2012, the Fund did not reduce the value of any of its OTC derivatives contracts based on the creditworthiness of its counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

33

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The foregoing pricing methodologies are modified for the fair value of equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service as of February 29, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	91.3%
Futures Contracts	0.3%
Swap Agreements	0.0%^

^	Rounds to 0.0%.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

34

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs such as fair value adjustments provided by an independent pricing service and applied to equity securities, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives, due to market events that have occurred since the local market close but prior to the close of the NYSE.

Level 3 – Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments including the following: The Fund considered certain bankrupt securities to be near worthless. With respect to certain securities for which no current market or quoted prices were available, the Fund valued those securities at the most recent available market or quoted price.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total

Common Stocks
Australia	$3,279,224	$355,613,979	$—		$358,893,203
Austria	—	57,096,620	0	*	57,096,620
Belgium	—	36,604,171	—		36,604,171
Canada	318,729,701	—	—		318,729,701
Denmark	—	3,320,312	—		3,320,312
Finland	—	25,076,148	—		25,076,148
France	—	931,630,669	—		931,630,669
Germany	—	401,303,128	—		401,303,128
Greece	—	13,809,931	—		13,809,931
Hong Kong	569,974	69,950,113	—		70,520,087
Ireland	84,179	41,606,952	—		41,691,131
Israel	—	5,229,229	—		5,229,229
Italy	332,748	416,893,721	—		417,226,469
Japan	—	1,721,172,170	—		1,721,172,170

35

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

ASSET VALUATION INPUTS — continued

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Malta	$—	$—	$0	*	$0	*
Netherlands	—	95,268,934	—		95,268,934
New Zealand	6,212,723	31,684,438	—		37,897,161
Norway	—	26,631,154	—		26,631,154
Portugal	—	12,702,852	—		12,702,852
Singapore	—	121,383,041	—		121,383,041
Spain	—	363,735,636	—		363,735,636
Sweden	—	33,080,350	—		33,080,350
Switzerland	—	244,395,487	—		244,395,487
United Kingdom	—	1,481,454,072	—		1,481,454,072

TOTAL COMMON STOCKS	329,208,549	6,489,643,107	0	*	6,818,851,656

Preferred Stocks
Germany	—	49,536,601	—		49,536,601

TOTAL PREFERRED STOCKS	—	49,536,601	—		49,536,601

Mutual Funds
United States	64,903,524	—	—		64,903,524

TOTAL MUTUAL FUNDS	64,903,524	—	—		64,903,524

Short-Term Investments
Time Deposits	117,843,309	—	—		117,843,309

Total Short-Term Investments	117,843,309	—	—		117,843,309

Total Investments	511,955,382	6,539,179,708	0	*	7,051,135,090

Derivatives**
Forward Currency Contracts
Foreign currency risk	—	4,783,636	—		4,783,636
Futures Contracts
Equity risk	—	30,461,236	—		30,461,236

Total Derivatives	—	35,244,872	—		35,244,872

Total	$511,955,382	$6,574,424,580	$0	*	$7,086,379,962

36

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives**
Forward Currency Contracts
Foreign currency risk	$—	$(3,321,497)	$—	$(3,321,497)
Futures Contracts
Equity risk	(11,289,262)	(12,123,425)	—	(23,412,687)
Swap Agreements
Equity risk	—	(140,862)	—	(140,862)

Total Derivatives	(11,289,262)	(15,585,784)	—	(26,875,046)

Total	$(11,289,262)	$(15,585,784)	$—	$(26,875,046)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	Represents the interest in securities that were determined to have a value of zero at February 29, 2012.

**	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was 0.0% of total net assets.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

37

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 29, 2012, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments

38

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, foreign currency transactions, losses on wash sale transactions, passive foreign investment company transactions and post-October capital losses.

The tax character of distributions declared to shareholders is as follows:

	February 29, 2012	February 28, 2011
Ordinary income (including any net short-term capital gain)	$209,578,582	$81,538,143

Total distributions	$209,578,582	$81,538,143

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 29, 2012, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$93,207,849

Other Tax Attributes:
Capital loss carryforwards	$(1,224,229,568)
Post-October capital loss deferral	$(49,052,730)

As of February 29, 2012, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Due to recent tax law changes, net capital losses recognized in taxable years beginning after February 28, 2011 shall be carried forward indefinitely and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses realized in years beginning prior to February 28, 2011. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Utilization of the capital loss carryforwards, post-October capital losses, and losses realized subsequent to February 29, 2012, if any,

39

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

could be subject to further limitations imposed by the Code related to share ownership activity. The Fund’s capital loss carryforwards expire as follows:

	Short-Term	Long-Term	Total
February 28, 2017	$(111,903,032)	Not Applicable	$(111,903,032)
February 28, 2018	(948,787,215)	Not Applicable	(948,787,215)
February 28, 2019	(163,539,321)	Not Applicable	(163,539,321)

Total	$(1,224,229,568)	$—	$(1,224,229,568)

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$7,333,571,544	$516,914,195	$(799,350,649)	$(282,436,454)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2009 through February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts.

40

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (See Note 5).

Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s custodian and fund accounting agent. State Street Bank and Trust Company (“State Street”) serves as the Fund’s transfer agent. BBH’s and State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s

41

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

42

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

43

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully

44

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things,

45

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 29, 2012, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the

46

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 29, 2012, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the year.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the year.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

47

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses in the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to

48

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees) and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 29, 2012, the Fund used swap agreements to achieve returns comparable to holding and lending a direct equity position. Swap agreements outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

49

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the year ended February 29, 2012, the Fund held rights and/ or warrants received as a result of corporate actions. The Fund held no rights or warrants at the end of the year.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$4,783,636	$—	$—	$—	$4,783,636
Unrealized appreciation on futures contracts*	—	—	—	30,461,236	—	30,461,236

Total	$—	$4,783,636	$—	$30,461,236	$—	$35,244,872

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(3,321,497)	$—	$—	$—	$(3,321,497)
Unrealized depreciation on futures contracts*	—	—	—	(23,412,687)	—	(23,412,687)
Unrealized depreciation on swap agreements	—	—	—	(140,862)	—	(140,862)

Total	$—	$(3,321,497)	$—	$(23,553,549)	$—	$(26,875,046)

50

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Investments (purchased options, rights and/or warrants)	$—	$—	$—	$(2,180,655)	$—	$(2,180,655)
Forward currency contracts	—	10,290,561	—	—	—	10,290,561
Futures contracts	—	—	—	(48,120,656)	—	(48,120,656)
Swap agreements	—	—	—	(984,721)	—	(984,721)

Total	$—	$10,290,561	$—	$(51,286,032)	$—	$(40,995,471)

Change in Unrealized Appreciation (Depreciation) on:
Forward currency contracts	$—	$2,312,180	$—	$—	$—	$2,312,180
Futures contracts	—	—	—	161,852	—	161,852
Swap agreements	—	—	—	(140,862)	—	(140,862)

Total	$—	$2,312,180	$—	$20,990	$—	$2,333,170

^	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.
*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Year end variation margin on open futures contracts is reported within the Statement of Assets and Liabilities.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts, rights and/or warrants) or notional amounts (swap agreements) outstanding at each month-end, was as follows for the year ended February 29, 2012.

	Forward currency contracts	Futures contracts	Rights and/or warrants	Swap agreements
Average amount outstanding	947,739,545	793,294,354	557,175	1,339,799

51

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

5.	Fees and other transactions with affiliates

GMO receives a management fee for management services provided to the Fund. That fee is paid monthly at the annual rate of 0.50% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.22% for Class II shares, 0.15% for Class III shares, and 0.09% for Class IV shares.

Holders of Class M shares of the Fund pay GMO an administration fee for support services provided to Class M shareholders. That fee is paid monthly at the annual rate of 0.20% of average daily net assets of Class M shares. Pursuant to a Rule 12b-1 distribution plan adopted by the Fund, holders of Class M shares of the Fund may pay a fee, at the annual rate of up to 1.00% of average daily net assets of Class M shares, for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund and/or for the provision of services to Class M shareholders. The Trustees currently limit payments on Class M shares to 0.25% of the Fund’s average daily net assets of Class M shares.

The Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including shareholder service fees and certain other expenses) exceeds 0.50% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover specified costs that the Fund may incur as a result of investing in U.S. Treasury Fund. These agreements will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $91,947 and $40,379, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

52

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2012, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding Shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
< 0.001%	0.000%	< 0.001%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2012 aggregated $3,819,182,702 and $2,213,265,443, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, 19.72% of the outstanding shares of the Fund were held by one shareholder. The shareholder is another fund of the Trust. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, 0.14% of the Fund’s shares were held by senior management of the Manager and GMO Trust officers and 68.78% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

53

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class II:	Shares	Amount	Shares	Amount
Shares sold	6,098,594	$125,075,647	438,186	$9,041,413
Shares issued to shareholders in reinvestment of distributions	299,716	6,054,871	144,660	2,982,923
Shares repurchased	(1,315,117)	(27,258,440)	(11,535,143)	(234,909,500)

Net increase (decrease)	5,083,193	$103,872,078	(10,952,297)	$(222,885,164)

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class III:	Shares	Amount	Shares	Amount
Shares sold	25,341,560	$518,986,054	16,487,506	$355,291,715
Shares issued to shareholders in reinvestment of distributions	2,781,910	56,638,674	1,276,264	26,674,838
Shares repurchased	(36,065,260)	(781,904,235)	(19,351,996)	(406,846,293)

Net increase (decrease)	(7,941,790)	$(206,279,507)	(1,588,226)	$(24,879,740)

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class IV:	Shares	Amount	Shares	Amount
Shares sold	156,739,716	$3,097,866,189	40,511,908	$810,469,313
Shares issued to shareholders in reinvestment of distributions	6,585,662	130,330,028	2,107,086	44,091,968
Shares repurchased	(63,961,141)	(1,294,188,330)	(36,352,651)	(762,144,358)

Net increase (decrease)	99,364,237	$1,934,007,887	6,266,343	$92,416,923

54

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class M:	Shares	Amount	Shares	Amount
Shares sold	121,930	$2,567,774	122,315	$2,490,456
Shares issued to shareholders in reinvestment of distributions	20,538	415,510	7,447	153,234
Shares repurchased	(168,625)	(3,441,214)	(182,698)	(3,710,912)

Net increase (decrease)	(26,157)	$(457,930)	(52,936)	$(1,067,222)

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of year	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of year
GMO U.S. Treasury Fund	$30,133,000	$91,849,001	$(57,074,000)	$25,215	$16,174	$64,903,524

55

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of GMO International Intrinsic Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Intrinsic Value Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

56

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, distribution (12b-1) and/or administration fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

57

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *

Class II
1) Actual	0.72%	$1,000.00	$1,013.80	$3.61
2) Hypothetical	0.72%	$1,000.00	$1,021.28	$3.62

Class III
1) Actual	0.65%	$1,000.00	$1,013.80	$3.25
2) Hypothetical	0.65%	$1,000.00	$1,021.63	$3.27

Class IV
1) Actual	0.59%	$1,000.00	$1,014.20	$2.95
2) Hypothetical	0.59%	$1,000.00	$1,021.93	$2.97

Class M
1) Actual	0.95%	$1,000.00	$1,012.10	$4.75
2) Hypothetical	0.95%	$1,000.00	$1,020.14	$4.77

*	Expenses are calculated using each Class’s annualized net expense ratio for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

58

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

During the year ended February 29, 2012, the Fund paid foreign taxes of $20,985,613 and recognized foreign source income of $240,708,073.

For taxable, non-corporate shareholders, 87.44% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 represents qualified dividend income subject to the 15% rate category.

59

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

60

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).
Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

61

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 –present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).
Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 –present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 –present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 –present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

62

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 –present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 –present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President – Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 – present), Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

63

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

64

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO International Opportunities Equity Allocation Fund returned –6.3% for the fiscal year ended February 29, 2012, as compared with –7.5% for the Fund’s benchmark, the MSCI EAFE Index.

Underlying fund implementation added 0.9% to relative performance, as GMO International Intrinsic Value Fund and GMO International Growth Equity Fund both outperformed their respective benchmarks during the period.

Asset allocation added 0.2% to relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in

GMO International Opportunities Equity Allocation Fund Class lll Shares and the

MSCI EAFE Index

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2012. All information is unaudited.

MSCI	data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	95.3%
Short-Term Investments	2.7
Preferred Stocks	0.7
Futures Contracts	0.3
Forward Currency Contracts	0.2
Rights/Warrants	0.0	^
Swap Agreements	(0.0	)^
Other	0.8

	100.0%

Country / Region Summary**	% of Investments
Japan	28.1%
United Kingdom	23.0
France	10.0
Germany	7.6
Switzerland	6.7
Italy	5.0
Spain	4.8
Australia	2.7
Canada	2.6
Singapore	2.0
Hong Kong	1.7
Netherlands	1.4
Sweden	0.9
Denmark	0.7
Austria	0.6
Ireland	0.6
Belgium	0.5
Finland	0.3
Norway	0.3
New Zealand	0.3
Greece	0.1
Portugal	0.1
Israel	0.0 ^

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

1

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Investments Concentration Summary — (Continued)

February 29, 2012 (Unaudited)

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts.

^	Rounds to 0.0%

2	See accompanying notes to the financial statements.

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Shares / Par Value ($)	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
2,565,007	GMO Flexible Equities Fund, Class VI	48,478,625
13,898,602	GMO International Growth Equity Fund, Class IV	315,915,227
21,892,982	GMO International Intrinsic Value Fund, Class IV	445,960,050

	TOTAL MUTUAL FUNDS (COST $815,651,637)	810,353,902

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
25,126	State Street Eurodollar Time Deposit, 0.01%, due 03/01/12	25,126

	TOTAL SHORT-TERM INVESTMENTS (COST $25,126)	25,126

	TOTAL INVESTMENTS — 100.0%
	(Cost $815,676,763)	810,379,028
	Other Assets and Liabilities (net) — (0.0%)	(41,112)

	TOTAL NET ASSETS — 100.0%	$810,337,916

See accompanying notes to the financial statements.	3

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments in affiliated issuers, at value (cost $815,651,637) (Notes 2 and 10)	$810,353,902
Investments in unaffiliated issuers, at value (cost $25,126) (Note 2)	25,126
Receivable for Fund shares sold	15,581,000
Receivable for expenses reimbursed by Manager (Note 5)	6,177

Total assets	825,966,205

Liabilities:
Payable for investments purchased	15,580,513
Payable to affiliate for (Note 5):
Trustees and Trust Officers or agents unaffiliated with the Manager	1,951
Accrued expenses	45,825

Total liabilities	15,628,289

Net assets	$810,337,916

Net assets consist of:
Paid-in capital	$1,090,930,188
Distributions in excess of net investment income	(2,065)
Accumulated net realized loss	(275,292,472)
Net unrealized depreciation	(5,297,735)

$810,337,916

Net assets attributable to:
Class III shares	$810,337,916

Shares outstanding:
Class III	58,420,577

Net asset value per share:
Class III	$13.87

4	See accompanying notes to the financial statements.

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Dividends from affiliated issuers (Note 10)	$19,892,224
Interest	5

Total investment income	19,892,229

Expenses:
Custodian, fund accounting agent and transfer agent fees	52,226
Audit and tax fees	25,575
Legal fees	21,485
Trustees fees and related expenses (Note 5)	12,592
Registration fees	4,628
Miscellaneous	18,436

Total expenses	134,942
Fees and expenses reimbursed by Manager (Note 5)	(116,790)
Expense reductions (Note 2)	(167)

Net expenses	17,985

Net investment income (loss)	19,874,244

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(96,364,051)
Realized gains distributions from affiliated issuers (Note 10)	1,768,580

Net realized gain (loss)	(94,595,471)

Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	19,445,653

Net realized and unrealized gain (loss)	(75,149,818)

Net increase (decrease) in net assets resulting from operations	$(55,275,574)

See accompanying notes to the financial statements.	5

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$19,874,244	$9,567,983
Net realized gain (loss)	(94,595,471)	(52,143,275)
Change in net unrealized appreciation (depreciation)	19,445,653	185,518,128

Net increase (decrease) in net assets from operations	(55,275,574)	142,942,836

Distributions to shareholders from:
Net investment income
Class III	(19,881,308)	(9,579,484)

Net share transactions (Note 9):
Class III	89,468,529	1,559,794

Total increase (decrease) in net assets	14,311,647	134,923,146

Net assets:
Beginning of period	796,026,269	661,103,123

End of period (including distributions in excess of net investment income of $2,065 and $0, respectively)	$810,337,916	$796,026,269

6	See accompanying notes to the financial statements.

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$15.23	$12.69	$9.20	$20.63	$22.16

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.36	0.18	0.41	0.65	0.47
Net realized and unrealized gain (loss)	(1.35)	2.54	3.49	(9.20)	0.52

Total from investment operations	(0.99)	2.72	3.90	(8.55)	0.99

Less distributions to shareholders:
From net investment income	(0.37)	(0.18)	(0.41)	(0.62)	(1.24)
From net realized gains	—	—	—	(2.26)	(1.28)

Total distributions	(0.37)	(0.18)	(0.41)	(2.88)	(2.52)

Net asset value, end of period	$13.87	$15.23	$12.69	$9.20	$20.63

Total Return(b)	(6.32)%	21.53%	42.22%	(46.05)%	3.57%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$810,338	$796,026	$661,103	$409,278	$718,390
Net expenses to average daily net assets(c)(d)(e)	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income (loss) to average daily net assets(a)	2.53%	1.34%	3.39%	4.12%	2.04%
Portfolio turnover rate	26%	14%	20%	33%	4%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%	0.02%	0.02%	0.01%	0.02%
Redemption fees consisted of the following per share amounts:†	—	—	$0.00 (f)	$0.00 (f)	$0.00 (f)

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder, if any.
(c)	Net expenses to average daily net assets were less than 0.01%.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	7

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO International Opportunities Equity Allocation Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks total return greater than that of its benchmark, the MSCI EAFE Index. The Fund is a fund of funds and invests primarily in shares of the GMO International Equity Funds. The Fund also may invest in shares of other GMO Funds, including the GMO Fixed Income Funds, GMO Alpha Only Fund and GMO Alternative Asset Opportunity Fund (GMO Funds in which the Fund invests are collectively referred to as “underlying funds”). In addition, the Fund may hold securities directly. Although the Fund’s primary exposure is to foreign equity investments (which may include emerging country equities, both growth and value style equities and equities of any market capitalization), the Fund also may have exposure to foreign and U.S. fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), as well as to the investment returns of commodities and, from time to time, other alternative asset classes. Under normal circumstances, the Fund invests (including through investment in the underlying funds) at least 80% of its assets in equity investments. The term “equity investments” refers to direct and indirect (e.g., through the underlying funds) investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities and depositary receipts.

The Manager uses multi-year forecasts of relative value and risk among asset classes (e.g., foreign equity, emerging country equity, emerging country debt, foreign fixed income, U.S. fixed income and commodities) to select the underlying funds in which the Fund invests and to decide how much to invest in each. The Manager changes the Fund’s holdings of the underlying funds in response to changes in its investment outlook and market valuations and may use redemption/purchase activity to rebalance the Fund’s investments.

For cash management purposes, the Fund may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund normally does not take temporary defensive positions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO’s website at www.gmo.com.

8

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows: Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 29, 2012, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented less than 0.1% of net assets. The underlying funds classify such securities (levels defined below) as Level 3.

The forgeoing pricing methodologies are modified for the fair value of equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the NYSE due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund, either directly or through investments in the underlying funds, that were valued using fair value prices obtained from an independent pricing service as of February 29, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures

9

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below and as described in the disclosures of the underlying funds.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	91.8%
Futures Contracts	0.3%
Swap Agreements	(0.0)%^

^	Rounds to 0.0%.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures—Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

10

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds	$810,353,902	$—	$—	$810,353,902
Short-Term Investments	25,126	—	—	25,126

Total Investments	810,379,028	—	—	810,379,028

Total	$810,379,028	$—	$—	$810,379,028

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s indirect investments in securities using Level 3 inputs were 0.0% of total net assets.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

On both February 29, 2012 and February 28, 2011, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments

11

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, post-October capital losses and losses on wash sale transactions.

The tax character of distributions declared to shareholders is as follows:

	February 29, 2012	February 28, 2011
Ordinary income (including any net short-term capital gain)	$19,881,308	$9,579,484

Total distributions	$19,881,308	$9,579,484

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 29, 2012, certain tax attributes consisted of the following:

Certain Tax Attributes:
Capital loss carryforwards	$(98,203,731)
Post-October capital loss deferral	$(6,458,566)
Late-year ordinary loss deferral	$(2,065)

As of February 29, 2012, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Due to recent tax law changes, net capital losses recognized in taxable years beginning after February 28, 2011 shall be carried forward indefinitely and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses realized in years beginning prior to February 28, 2011. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Utilization of capital loss carryforwards, post-October capital losses, and losses realized subsequent to February 29, 2012, if any, could be subject to further limitations imposed by the Code related to share ownership activity.

12

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund’s capital loss carryforwards expire as follows:

	Short-Term	Long-Term	Total
February 28, 2018	$(39,084,586)	Not Applicable	$(39,084,586)
February 28, 2019	(22,515,333)	Not Applicable	(22,515,333)
No Expiration Date	—	$(36,603,812)	(36,603,812)

Total	$(61,599,919)	$(36,603,812)	$(98,203,731)

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$986,306,938	$28,193,696	$(204,121,606)	$(175,927,910)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2009 through February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

13

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the 1940 Act and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified. Selected risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If an underlying fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. An underlying fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund and the underlying funds normally do not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

14

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or

15

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Commodities Risk — To the extent an underlying fund has exposure to global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments.

• Leveraging Risk — The use of reverse repurchase agreements and other derivatives and securities lending may cause the Fund’s portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Short Sales Risk — The Fund runs the risk that an underlying fund’s loss on a short sale of securities that the underlying fund does not own is unlimited.

• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

16

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Natural Resources Risk — The Fund may invest in GMO Resources Fund (“Resources Fund”), another fund of GMO Trust. Resources Fund concentrates its investments in the natural resources sector, and so is subject to greater risks than a fund that invests in a wider variety of industries. Resources Fund is particularly exposed to adverse developments affecting issuers in the natural resources sector. In addition, the securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand factors. As a result, companies in the natural resources sector often have limited pricing power over supplies or for the products they sell which can affect their profitability. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, the natural resources sector can be especially affected by events relating to international political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, the natural resource sector can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Resources Fund’s concentration in the securities of companies with substantial natural resource assets will expose it to the price movements of natural resources to a greater extent than a more broadly diversified mutual fund. Because Resources Fund invests primarily in this economic sector, there is the risk that the Fund will perform poorly during an economic downturn or a slump in demand for natural resources.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

4.	Derivative financial instruments

At February 29, 2012, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.

5.	Fees and other transactions with affiliates

The Manager decides how to allocate the assets of the Fund among underlying funds. The Manager does not charge the Fund a management fee or shareholder service fee, but it receives management and

17

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

shareholder service fees from the underlying funds in which the Fund invests. Because those fees vary from fund to fund, the levels of indirect net expenses set forth below are affected by the Manager’s asset allocation decisions.

The Manager has contractually agreed to reimburse the Fund in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including certain other expenses) exceeds 0.00% of the Fund’s average daily net assets. This agreement will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $12,592 and $5,559, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2012, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.512%	0.088%	0.600%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 29, 2012 aggregated $300,495,816 and $209,263,919, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

18

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

8.	Principal shareholders and related parties

As of February 29, 2012, 40.11% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, less than 0.01% of the shares of the Fund were held by senior management of the Manager and GMO Trust officers and none of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class III:	Shares	Amount	Shares	Amount
Shares sold	12,114,548	$174,103,506	5,013,261	$66,236,875
Shares issued to shareholders in reinvestment of distributions	1,462,354	18,630,396	645,146	9,354,610
Shares repurchased	(7,409,477)	(103,265,373)	(5,496,705)	(74,031,691)

Net increase (decrease)	6,167,425	$89,468,529	161,702	$1,559,794

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Markets Fund, Class VI	$22,727,461	$5,601,974	$22,348,047	$8,882	$1,768,580	$—
GMO Flexible Equities Fund, Class VI	11,463,067	39,796,347	3,313,942	—	—	48,478,625
GMO International Growth Equity Fund, Class IV	381,363,744	82,436,512	122,854,232	6,042,021	—	315,915,227
GMO International Intrinsic Value Fund, Class IV	380,486,131	172,660,983	60,747,698	13,841,321	—	445,960,050

Totals	$796,040,403	$300,495,816	$209,263,919	$19,892,224	$1,768,580	$810,353,902

19

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO International Opportunities Equity Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Opportunities Equity Allocation Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

20

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including indirect management fees, indirect shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

21

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *

Class III
1) Actual	0.60%	$1,000.00	$1,016.20	$3.01
2) Hypothetical	0.60%	$1,000.00	$1,021.88	$3.02

*	Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

22

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

For the year ended February 29, 2012, the Fund expects to elect to treat foreign taxes of $2,164,531, attributed to foreign source income of $21,899,142 from certain of its underlying investments, as if incurred directly by the Fund’s shareholders.

For taxable, non-corporate shareholders, 91.31% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 represents qualified dividend income subject to the 15% rate category.

23

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

24

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

25

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration (December 2006 –present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

26

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 –December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President-Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 – present), Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

27

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

28

GMO International Small Companies Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO International Small Companies Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the Quantitative Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO International Small Companies Fund returned -8.1% for the fiscal year ended February 29, 2012, as compared with -6.4% for the MSCI EAFE Small Cap Index.

Stock selection had a negative impact on the Fund’s relative performance. Holdings in British retailer Home Retail Group and Japanese electronics company Alps Electric were detractors to relative performance. Holdings in German apparel company Hugo Boss and French chemical company Rhodia were positive contributors to the Fund’s relative performance.

Country selection helped the Fund’s relative performance. The Fund’s emerging markets exposure and underweight to Switzerland added to relative performance. The Fund’s overweight to Italy detracted from relative performance.

Sector selection (as a result of stock selection) had minimal impact in the period. The Fund benefited from its underweight positions in Energy and Financials, which underperformed, but this was offset by the negative impacts from underweights in Industrials and Utilities, which outperformed.

Currency selection had a negative impact on relative performance mainly from the Fund’s underweight to the Australian dollar and overweight to the euro.

Exposure to cash added to the Fund’s relative returns as the market declined.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in

GMO International Small Companies Fund Class III Shares and the MSCI EAFE Small Cap Index

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and .50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*	The MSCI EAFE Small Cap + Index represents the S&P Developed ex- U.S. Small Cap Index prior to May 30, 2008 and the MSCI EAFE Small Cap Index thereafter.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO International Small Companies Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	95.9%
Preferred Stocks	2.8
Short-Term Investments	0.5
Rights/Warrants	0.0	^
Forward Currency Contracts	0.0	^
Futures Contracts	0.1
Other	0.7

	100.0%

Country Summary*	% of Investments
Japan	31.5%
United Kingdom	22.4
Germany	8.5
Italy	5.4
France	5.3
Australia	3.7
Spain	3.2
Ireland	2.6
Canada	2.5
South Korea	2.5
Singapore	2.2
Hong Kong	1.6
Netherlands	1.3
Switzerland	1.3
Sweden	1.2
Russia	0.9
Brazil	0.5
Greece	0.5
Norway	0.5
Taiwan	0.5
Austria	0.4
Belgium	0.4
India	0.3
Israel	0.2
South Africa	0.2
China	0.1
Denmark	0.1
Indonesia	0.1

1

GMO International Small Companies Fund

(A Series of GMO Trust)

Investment Concentration Summary — (Continued)

February 29, 2012 (Unaudited)

Country Summary*	% of Investments
Malaysia	0.1%
Chile	0.0	^
Czech Republic	0.0	^
New Zealand	0.0	^
Philippines	0.0	^
Poland	0.0	^
Thailand	0.0	^

	100.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

Industry Group Summary	% of Equity Investments**
Capital Goods	14.1%
Materials	11.4
Retailing	8.6
Real Estate	6.5
Food, Beverage & Tobacco	5.9
Consumer Services	5.4
Automobiles & Components	4.6
Energy	4.2
Insurance	4.2
Consumer Durables & Apparel	4.1
Diversified Financials	4.1
Software & Services	3.6
Utilities	3.1
Pharmaceuticals, Biotechnology & Life Sciences	3.1
Transportation	3.0
Commercial & Professional Services	2.8
Health Care Equipment & Services	2.8
Technology Hardware & Equipment	2.0
Media	2.0
Food & Staples Retailing	2.0
Telecommunication Services	1.4
Household & Personal Products	0.5

2

GMO International Small Companies Fund

(A Series of GMO Trust)

Investment Concentration Summary — (Continued)

February 29, 2012 (Unaudited)

Industry Group Summary	% of Equity Investments**
Banks	0.4%
Semiconductors & Semiconductor Equipment	0.2

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.
^	Rounds to 0.0%.

3

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	COMMON STOCKS — 95.9%

	Australia — 4.5%
676,664	Australian Infrastructure Fund	1,483,948
1,203,591	BlueScope Steel Ltd *	538,164
17,047	Campbell Brothers Ltd	1,080,153
98,614	Challenger Ltd	434,820
544,279	Charter Hall Office (REIT)	1,783,708
636,905	Charter hall Retail (REIT)	2,135,775
1,161,954	Commonwealth Property Office Fund (REIT)	1,212,186
1,610,793	Goodman Fielder Ltd	1,140,140
186,244	GrainCorp Ltd	1,577,992
1,692,981	Investa Office Fund (REIT)	1,132,195
998,258	PaperlinX Ltd *	111,892
319,520	Regis Resources Ltd *	1,471,955
304,302	Resolute Mining Ltd *	670,961
632,048	Spark Infrastructure Group	923,960
287,397	Tatts Group Ltd	732,123

	Total Australia	16,429,972

	Austria — 0.4%
7,035	Andritz AG	695,476
7,229	Flughafen Wien AG	268,521
1,761,602	Immofinanz AG (Entitlement Shares) *	—
18,624	Strabag SE	559,429

	Total Austria	1,523,426

	Belgium — 0.4%
2,422	Cofinimmo SA (REIT)	291,393
9,563	GIMV NV	467,040
19,893	Tessenderlo Chemie	650,949
636	Tessenderlo Chemie NV *	127

	Total Belgium	1,409,509

4	See accompanying notes to the financial statements.

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Brazil — 0.1%
25,100	Equatorial Energia SA	181,974
16,500	Fertilizantes Heringer SA *	116,742

	Total Brazil	298,716

	Canada — 3.8%
25,600	AltaGas Ltd	792,230
41,100	Davis & Henderson Income Corp	762,227
19,900	Dollarama Inc	864,623
21,900	Dorel Industries Inc Class B	596,055
27,900	Dundee Corp Class A *	684,071
16,100	Empire Co Ltd	927,322
61,400	Ensign Energy Services Inc	1,094,024
44,200	Just Energy Group Inc	571,346
33,600	Mullen Group Ltd	744,705
93,800	Precision Drilling Corp *	1,135,706
18,871	Quebecor Inc Class B	690,223
92,700	RONA Inc	877,860
173,800	Sherritt International Corp	1,066,215
42,450	Torstar Corp Class B	417,013
58,625	Transcontinental Inc	758,401
30,600	Trilogy Energy Corp	986,548
115,800	Trinidad Drilling Ltd	907,019

	Total Canada	13,875,588

	Chile — 0.0%
2,223,766	Madeco SA *	111,223

	China — 0.1%
447,600	Jiangsu Future Land Co Ltd Class B	279,912

	Czech Republic — 0.0%
4,200	Pegas Nonwovens SA	101,214

See accompanying notes to the financial statements.	5

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Denmark — 0.1%
14,365	Chr Hansen Holding A/S	354,652

	France — 4.6%
23,023	Arkema	2,099,452
6,976	Artprice.com *	457,642
14,281	Eiffage SA	565,930
22,534	Groupe Steria SCA	473,609
7,588	ICADE REIT	626,477
11,958	Ingenico SA	570,800
8,468	Jacquet Metal Service *	112,745
6,084	Nexans SA	420,218
134,595	PagesJaunes Groupe	476,193
49,585	Peugeot SA	991,061
48,772	Plastic Omnium SA	1,410,734
36,962	Rallye SA	1,344,754
14,294	Remy Cointreau SA	1,398,265
33,965	SCOR	898,308
26,744	SES SA Class A FDR	644,373
5,065	Societe BIC SA	508,321
22,632	Teleperformance	605,860
9,659	Wendel	813,147
27,186	Zodiac Aerospace	2,611,216

	Total France	17,029,105

	Germany — 6.7%
36,317	Aareal Bank AG *	786,321
57,489	Aurubis AG	3,419,405
26,775	Bechtle AG	1,088,324
8,002	Bertrandt AG	662,292
24,276	Bilfinger & Berger SE	2,377,733
180,956	Drillisch AG	1,792,008
11,278	Duerr AG	690,303
198,147	Freenet AG	2,680,579

6	See accompanying notes to the financial statements.

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Germany — continued
168,495	Gagfah SA	951,140
8,773	Gerresheimer AG	389,247
34,089	Gerry Weber International AG	1,283,704
35,930	Hannover Rueckversicherung AG (Registered)	1,993,745
29,704	Leoni AG	1,486,410
9,103	Merck KGaA	941,951
29,997	Rhoen-Klinikum AG	587,492
19,801	Salzgitter AG	1,208,598
10,962	SGL Carbon SE *	532,373
61,141	Suedzucker AG	1,772,327

	Total Germany	24,643,952

	Greece — 0.5%
143,182	Alapis Holding Industrial and Commercial SA *	14,231
268,346	Intralot SA	235,969
103,035	Jumbo SA *	504,995
814,036	Marfin Investment Group SA *	445,593
72,262	Motor Oil (Hellas) Corinth Refineries SA	508,446

	Total Greece	1,709,234

	Hong Kong — 1.6%
1,402,000	First Pacific Co	1,565,573
425,600	HKR International Ltd	169,902
614,000	Kowloon Development Co Ltd	667,385
256,000	Luk Fook Holdings International Ltd	970,661
1,316,000	Melco International Development Ltd *	1,280,319
746,000	Texwinca Holdings Ltd	938,204
89,000	Yue Yuen Industrial Holdings	302,257

	Total Hong Kong	5,894,301

	India — 0.3%
116,736	Geodesic Ltd	138,046
111,346	Gitanjali Gems Ltd	869,419

See accompanying notes to the financial statements.	7

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	India — continued
275,905	Rain Commodities Ltd	216,824

	Total India	1,224,289

	Indonesia — 0.1%
55,384,000	Bakrie & Brothers Tbk PT *	306,120

	Ireland — 2.6%
1,023,123	Allied Irish Banks Plc *	173,115
97,424	DCC Plc	2,493,086
667,664	Fyffes Plc	363,547
168,198	Glanbia Plc	1,250,105
718,499	Irish Life & Permanent Group Holdings Plc *	40,530
52,431	Paddy Power Plc	3,105,353
177,321	Smurfit Kappa Group Plc *	1,800,283
551,272	Total Produce Ltd	336,761

	Total Ireland	9,562,780

	Israel — 0.2%
265,082	Africa Israel Investments Ltd *	872,002

	Italy — 3.9%
74,609	Autostrada Torino-Milano SPA	702,126
35,033	Banca Popolare di Sondrio SCARL	287,808
210,661	Benetton Group SPA	1,296,980
49,871	Brembo SPA	578,297
131,926	Campari	987,466
79,796	Cementir SPA	185,108
5,121	Danieli & Co SPA	136,979
90,394	Danieli & Co SPA-RSP	1,264,948
70,447	De’Longhi SPA	825,226
97,360	Delclima *	77,828
142,011	Finmeccanica SPA	717,270
131,500	Italcementi SPA-Di RISP	426,526
9,234	Italmobiliare SPA	226,351

8	See accompanying notes to the financial statements.

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Italy — continued
14,836	Italmobiliare SPA-RSP	241,207
94,855	Lottomatica SPA *	1,606,194
317,959	Mediolanum SPA	1,484,911
1,575,844	Milano Assicurazioni SPA *	599,579
214,950	Recordati SPA	1,633,232
48,396	Societa Iniziative Autostradali e Servizi SPA	392,759
2,006,581	Unipol Gruppo Finanziario SPA *	720,959

	Total Italy	14,391,754

	Japan — 30.2%
746	Advance Residence Investment Corp (REIT)	1,384,614
188,000	Aichi Steel Corp	1,015,353
29,500	Alpen Co Ltd	535,254
155,000	Anritsu Corp	1,873,540
112,100	AOC Holdings Inc	745,924
120,800	Arnest One Corp	1,431,820
14,600	Autobacs Seven Co Ltd	699,482
423	BIC Camera Inc	227,929
27,200	Bit-isle Inc	303,318
454,000	Calsonic Kansei Corp	2,630,898
37,100	Capcom	822,881
89,400	Century Tokyo Leasing Corp	1,766,094
19,400	Chiba Kogyo Bank Ltd (The) *	109,273
43,000	Daido Metal Co Ltd	517,165
141,350	Daiei Inc *	504,461
56,700	Daiichikosho Co Ltd	1,141,393
383,000	Daikyo Inc *	987,188
128	Daiwa Office Investment Corp (REIT)	336,573
241,200	DCM Holdings Co Ltd	1,723,724
388,000	DIC Corp	803,458
126	Dr Ci:Labo Co Ltd	590,712
227,500	Edion Corp	1,656,384
22,100	Fuji Oil Co Ltd	304,539
26,200	Fuji Soft Inc	508,191

See accompanying notes to the financial statements.	9

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Japan — continued
179,900	Futaba Industrial Co Ltd	1,076,284
41,900	Fuyo General Lease Co Ltd	1,501,877
367,000	Godo Steel Ltd	960,145
11,060	Gulliver International Co Ltd	433,418
365,000	Gunze Ltd	1,135,615
401,000	Hanwa Co Ltd	1,877,206
40,600	Hitachi Transport System Ltd	670,891
198,500	Hokuetsu Kishu Paper Co Ltd	1,291,692
512,000	Ishihara Sangyo Kaisha Ltd *	548,308
134,900	IT Holdings Corp	1,533,246
53,200	Itochu Enex Co Ltd	314,709
35,300	Izumi Co Ltd	596,526
249,000	JACCS Co Ltd	855,484
199,000	JFE Shoji Holdings Inc	999,605
365,000	Juki Corp	800,299
99,000	J–Oil Mills Inc	290,633
85,900	K’s Holdings Corp	2,868,744
19,800	Kaga Electronics Co Ltd	208,399
153,000	Kaken Pharmaceutical Co Ltd	1,941,167
248,000	Kanematsu Corp *	268,867
381	Kenedix Realty Investment Corp (REIT)	1,318,563
22,300	Kewpie Corp	307,397
152,000	Kinugawa Rubber Industrial Co Ltd	1,149,983
101,900	Kohnan Shoji Co Ltd	1,489,492
57,000	Kojima Co Ltd	352,252
31,000	Komeri Co Ltd	899,324
144,000	Krosaki Harima Corp	491,077
201,000	Kurabo Industries Ltd	407,906
39,800	Kyoei Steel Ltd	713,085
52,000	Kyorin Co Ltd	924,819
30,000	Kyudenko Corp	189,298
693,000	Leopalace21 Corp *	1,690,140
10,600	Mandom Corp	261,129
135,000	Maruha Nichiro Holdings Inc	238,361

10	See accompanying notes to the financial statements.

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Japan — continued
13,300	Maruwa Co Ltd/Aichi	555,908
66,300	Megane TOP Co Ltd	672,948
255,000	Mitsubishi Steel Manufacturing Co Ltd	817,661
431,000	Mitsui Mining & Smelting Co Ltd	1,314,049
234	Mori Hills REIT Investment Corp (REIT)	850,478
293,000	Morinaga Milk Industry Co Ltd	1,090,098
150,000	Nakayama Steel Works Ltd *	171,994
817	Net One Systems Co Ltd	2,024,176
146,000	Nichias Corp	813,582
103,300	Nichii Gakkan Co	1,210,509
198,000	Nichirei Corp	936,505
78,900	Nihon Kohden Corp	2,034,132
771,000	Nippon Coke & Engineering Co Ltd	1,198,553
149,000	Nippon Corp	1,599,510
41,000	Nippon Shokubai Co Ltd	485,487
210,000	Nippon Soda Co Ltd	954,684
71,000	Nippon Synthetic Chemical Industry Co Ltd	432,235
100,000	Nippon Flour Mills Co Ltd	458,141
982,000	Nippon Light Metal Co Ltd	1,504,528
310,000	Nippon Suisan Kaisha Ltd	1,072,422
95,000	Nipro Corp	721,431
529,000	Nishimatsu Construction Co Ltd	1,254,901
162,000	Nissan Shatai Co Ltd	1,641,901
303,000	Nitto Boseki Co Ltd	1,029,159
16,200	Noritz Corp	302,921
156,000	NS United Kaiun Kaisha Ltd	262,131
19,500	Okinawa Electric Power Co	807,352
852,000	Orient Corp *	929,179
205	ORIX JREIT Inc (REIT)	962,596
142	Osaka Securities Exchange Co Ltd	805,330
22,100	Osaka Steel Co Ltd	411,054
31,100	Park24 Co Ltd	384,030
284,000	Penta Ocean Construction Co Ltd	943,996
27,500	PLENUS Co Ltd	435,330

See accompanying notes to the financial statements.	11

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Japan — continued
30,500	Pola Orbis Holdings Inc	793,606
170,000	Press Kogyo Co Ltd	974,255
66,000	Rengo Co Ltd	466,290
53,000	Rohto Pharmaceutical Co Ltd	629,206
243,900	Round One Corp	1,595,941
237,000	Ryobi Ltd	964,476
32,300	Ryohin Keikaku Co Ltd	1,538,139
8,700	Sanrio Co Ltd	356,640
142,000	Seino Holdings Co Ltd	1,002,677
73,800	Ship Healthcare Holdings Inc	1,426,346
54,700	Showa Corp *	435,571
3,236	SKY Perfect JSAT Holdings Inc	1,517,832
99,600	Sodick Co Ltd	562,236
34,500	Sugi Holdings Co Ltd	936,027
292,000	Sumitomo Light Metal Industries Ltd *	302,008
319,000	SxL Corp *	701,404
479,000	Taiheiyo Cement Co Ltd	1,018,992
139,000	Taihei Kogyo Co Ltd	722,048
25,400	Tamron Co Ltd.	739,093
70,000	Tatsuta Electric Wire and Cable Co Ltd	390,821
212,000	TOA Corp	438,988
298,000	Toho Zinc Co Ltd	1,315,314
259	Tokyu REIT Inc (REIT)	1,425,644
288,000	Topy Industries Ltd	830,445
10	Top REIT Inc (REIT)	52,988
181,000	Tosoh Corp	536,573
255,000	Toyo Tire & Rubber Co Ltd	692,172
369	T–Gaia Corp	660,212
70,000	Uchida Yoko Co Ltd	239,637
164,000	Uniden Corp	641,869
24,500	Unipres Corp	681,634
32,700	United Arrows Ltd	650,218
294	Wacom Co Ltd	538,439

12	See accompanying notes to the financial statements.

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Japan — continued
42,100	Xebio Co Ltd	1,001,452

	Total Japan	111,094,213

	Malaysia — 0.1%
242,966	Coastal Contracts Berhad	188,589
135,800	Esso Malaysia Berhad	164,783

	Total Malaysia	353,372

	Netherlands — 1.3%
71,962	Delta Lloyd NV	1,333,545
24,011	Koninklijke Ten Cate NV	779,459
262,754	Koninklijke BAM Groep NV	1,241,314
38,655	Mediq NV	626,407
242,666	SNS REAAL NV *	684,862

	Total Netherlands	4,665,587

	New Zealand — 0.0%
80,054	AMP NZ Office Ltd	58,000
36,717	DNZ Property Fund Ltd	40,418

	Total New Zealand	98,418

	Norway — 0.5%
44,636	Atea ASA	530,382
48,439	Cermaq ASA *	679,972
26,997	TGS Nopec Geophysical Co ASA	779,360

	Total Norway	1,989,714

	Philippines — 0.1%
1,722,100	Lopez Holding Corp	203,234

	Poland — 0.0%
96,008	MCI Management SA *	163,262

See accompanying notes to the financial statements.	13

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Russia — 0.4%
151,754	Tatneft	1,010,049
8,686	Tatneft Sponsored ADR	346,683

	Total Russia	1,356,732

	Singapore — 2.1%
376,000	Ho Bee Investment Ltd	402,308
203,000	Hong Leong Asia Ltd	327,926
2,296,000	Jaya Holdings Ltd *	1,053,893
744,000	Mapletree Industrial Trust (REIT)	700,844
1,084,159	Mapletree Logistics Trust (REIT)	778,726
233,000	MobileOne Ltd	465,284
1,733,000	STX OSV Holdings Ltd	2,297,954
830,000	Swiber Holdings Ltd *	468,953
60,000	Venture Corp Ltd	403,443
171,000	Wheelock Properties Ltd	223,852
630,000	Wing Tai Holdings Ltd	641,494

	Total Singapore	7,764,677

	South Africa — 0.2%
98,254	Basil Read Holdings Ltd	208,981
8,176	Evraz Highveld Steel and Vanadium Ltd *	41,551
73,315	Stefanutti Stocks Holdings Ltd	105,171
168,139	Super Group Ltd *	322,861

	Total South Africa	678,564

	South Korea — 2.4%
7,301	AtlasBX Co Ltd	178,250
1,432	Dongwon Industries Co Ltd	236,620
14,376	GemVax & Kael Co Ltd *	544,528
22,480	Handsome Co Ltd	655,529
5,919	KCC Engineering & Construction Co	172,518
7,790	KISCO Corp	198,137
5,085	KISWIRE Ltd	200,791
11,431	Kolon Corp	278,592

14	See accompanying notes to the financial statements.

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	South Korea — continued
20,713	Kolon Industries Inc	1,340,426
21,840	LG Fashion Corp	818,330
20,220	LG International Corp	1,061,936
6,222	Medipost Co Ltd *	576,918
384	Namyang Dairy Products Co Ltd	269,315
2,305	Nong Shim Holdings Co Ltd	110,143
94,860	RNL BIO Co Ltd *	374,710
1,341	SeAH Holdings Corp	159,830
3,828	SeAH Steel Corp	399,341
4,180	Silla Co Ltd	51,926
6,201	SK Gas Co Ltd	386,182
363	Taekwang Industrial Co Ltd	424,457
25,960	Youngone Corp	563,057

	Total South Korea	9,001,536

	Spain — 2.5%
16,468	Acciona SA	1,291,204
295,150	Distribuidora Internacional de Alimentacion SA *	1,438,893
70,415	Enagas	1,443,290
84,022	Fomento de Construcciones y Contratas SA	2,121,880
43,996	Grifols SA *	911,168
147,964	Indra Sistemas SA	1,875,335

	Total Spain	9,081,770

	Sweden — 2.1%
31,429	Axfood AB	1,183,795
63,100	D Carnegie & Co. AB *	7,152
26,723	Elekta AB Class B	1,253,006
30,429	Hoganas AB Class B	1,179,249
24,547	Lundin Petroleum AB *	573,432
249,402	Meda AB	2,354,807
67,643	SAAB AB Class B	1,367,360
81,342	Vostok Gas Ltd SDR * (a)	2,705

	Total Sweden	7,921,506

See accompanying notes to the financial statements.	15

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Switzerland — 1.2%
15,559	PSP Swiss Property AG (Registered) *	1,350,151
9,406	Sonova Holding AG (Registered) *	1,051,227
19,235	Swiss Life Holding AG (Registered) *	2,219,911

	Total Switzerland	4,621,289

	Taiwan — 0.5%
48,000	AV Tech Corp	157,914
76,000	Chinese Maritime Transport Ltd	123,706
191,000	FLEXium Interconnect Inc	843,316
541,000	Getac Technology Corp	321,751
126,000	L&K Engineering Co Ltd	126,668
273,000	Long Bon International Co Ltd	128,100
86,000	P-Two Industries Inc	68,302
430,000	ProMOS Technologies Inc *	4,973
106,000	ThaiLin Semiconductor Corp	40,383

	Total Taiwan	1,815,113

	Thailand — 0.0%
9,246,500	G J Steel Pcl (Foreign Registered) * (a)	45,836

	United Kingdom — 22.4%
108,759	Aberdeen Asset Management Plc	416,134
115,568	Amlin Plc	644,594
313,409	Ashtead Group Plc	1,228,346
134,310	Atkins WS Plc	1,607,292
183,197	Babcock International Group Plc	2,190,214
544,250	Balfour Beatty Plc	2,401,251
240,759	Bodycote Plc	1,606,403
497,440	Booker Group Plc	594,015
36,743	Bunzl Plc	560,897
236,296	Cape Plc	1,641,559
481,618	Catlin Group Ltd	3,186,692
127,000	Cookson Group Plc	1,361,938
230,970	Cove Energy Plc *	891,172

16	See accompanying notes to the financial statements.

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	United Kingdom — continued
158,311	Dairy Crest Group Plc	811,289
793,079	Debenhams Plc	929,802
577,661	Drax Group Plc	4,764,925
637,298	DS Smith Plc	1,705,367
282,453	Elementis Plc	744,734
675,086	Enterprise Inns Plc *	571,025
215,183	Fenner Plc	1,617,979
231,170	Filtrona Plc	1,652,869
606,514	FirstGroup Plc	2,835,901
64,270	Go–Ahead Group Plc	1,309,677
161,504	Greene King Plc	1,288,233
143,062	Halfords Group Plc	719,589
1,023,821	Home Retail Group Plc	1,657,192
658,943	Inchcape Plc	3,930,616
356,564	Intermediate Capital Group Plc	1,534,837
79,675	Investec Plc	506,385
79,423	John Wood Group Plc	957,551
964,761	Johnston Press Plc *	114,392
634,715	Kesa Electricals Plc	751,594
355,756	Ladbrokes Plc	848,293
164,744	Lancashire Holdings Ltd	2,004,218
1,275,198	Logica Plc	1,737,803
845,728	Marston’s Plc	1,312,285
132,155	Mcbride Plc *	265,931
94,940	Micro Focus International Plc	676,795
111,812	Mitie Group Plc	472,415
68,283	Mondi Plc	637,414
342,780	Morgan Crucible Co Plc	1,920,236
475,638	National Express Group Plc	1,764,896
37,309	Next Plc	1,645,927
70,660	Ophir Energy Plc *	474,592
8,080,027	Premier Foods Plc *	1,512,976

See accompanying notes to the financial statements.	17

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	United Kingdom — continued
1,547,924	Punch Taverns Plc *	276,453
47,669	Rightmove Plc	1,094,215
11,766	Rotork Plc	387,729
40,723	Savills Plc	234,957
257,135	Senior Plc	798,615
369,742	SIG Plc	683,978
70,068	Smith News Plc	102,644
46,464	Spectris Plc	1,287,422
883,386	Spirit Pub Co Plc *	812,977
433,117	Tate & Lyle Plc	4,798,974
116,336	Telecity Group Plc *	1,273,534
3,044,862	Thomas Cook Group Plc	1,367,021
473,563	Trinity Mirror Plc *	346,430
296,766	TUI Travel Plc	931,385
292,074	Tullett Prebon Plc	1,486,524
141,710	WH Smith Plc	1,199,385
866,665	William Hill Plc	3,086,736
2,546,413	Yell Group Plc *	180,966

	Total United Kingdom	82,358,190

	TOTAL COMMON STOCKS (COST $353,039,273)	353,230,762

	PREFERRED STOCKS — 2.8%

	Brazil — 0.4%
67,900	Eletropaulo Metropolitana SA 9.72%	1,461,792

	Germany — 1.8%
8,563	Biotest AG 1.14%	442,326
10,914	Draegerwerk AG & Co 0.23%	1,198,012
15,127	Hugo Boss AG 2.49%	1,574,629

18	See accompanying notes to the financial statements.

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares / Par Value		Description	Value ($)

		Germany — continued
	34,431	Jungheinrich AG 2.06%	1,202,750
	36,139	Porsche Automobil Holding SE 1.04%	2,344,844

		Total Germany	6,762,561

		Russia — 0.6%
	1,105	Transneft 0.61%	2,061,356

		TOTAL PREFERRED STOCKS (COST $7,911,846)	10,285,709

		RIGHTS/WARRANTS — 0.0%

		Malaysia — 0.0%
	11,833	Coastal Contracts Warrants, Expires 07/18/16 *	2,133

		TOTAL RIGHTS/WARRANTS (COST $0)	2,133

		SHORT-TERM INVESTMENTS — 0.5%

		Time Deposits — 0.5%
AUD	67,083	Brown Brothers Harriman (Grand Cayman) Time Deposit, 3.48%, due 03/01/12	71,943
CHF	9,203	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/12	10,172
DKK	55,864	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.02%, due 03/01/12	10,011
HKD	77,532	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/12	9,996
NOK	57,707	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.65%, due 03/01/12	10,324
NZD	11,984	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.65%, due 03/01/12	10,000
SEK	66,209	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.70%, due 03/01/12	10,006
ZAR	8,013	Brown Brothers Harriman (Grand Cayman) Time Deposit, 4.47%, due 03/01/12	1,067
EUR	38,140	Citibank (New York) Time Deposit, 0.05%, due 03/01/12	50,814
JPY	2,226,560	Citibank (New York) Time Deposit, 0.01%, due 03/01/12	27,390
USD	1,451,832	HSBC Bank (New York) Time Deposit, 0.03%, due 03/01/12	1,451,832
CAD	39,006	JPMorgan Chase (New York) Time Deposit, 0.24%, due 03/01/12	39,422

See accompanying notes to the financial statements.	19

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value		Description	Value ($)

		Time Deposits — continued
GBP	31,398	JPMorgan Chase (New York) Time Deposit, 0.10%, due 03/01/12	49,952
SGD	44,623	JPMorgan Chase (New York) Time Deposit, 0.01%, due 03/01/12	35,679

		Total Time Deposits	1,788,608

		TOTAL SHORT-TERM INVESTMENTS (COST $1,788,608)	1,788,608

		TOTAL INVESTMENTS — 99.2%
		(Cost $362,739,727)	365,307,212
		Other Assets and Liabilities (net) — 0.8%	3,066,950

		TOTAL NET ASSETS — 100.0%	$368,374,162

A summary of outstanding financial instruments at February 29, 2012 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Deliver/ Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
4/20/12	JPMorgan Chase Bank, N.A.	AUD	1,203,541	$1,283,416	$5,154
4/20/12	Brown Brothers Harriman & Co.	CAD	1,319,831	1,332,435	7,509
4/20/12	Bank of New York Mellon	GBP	1,791,725	2,849,444	21,153
4/20/12	Brown Brothers Harriman & Co.	GBP	1,594,587	2,535,929	16,800
4/20/12	Deutsche Bank AG	GBP	2,350,311	3,737,784	28,993
4/20/12	Morgan Stanley & Co. International PLC	GBP	1,019,724	1,621,704	10,411
4/20/12	State Street Bank and Trust Company	GBP	1,419,050	2,256,766	17,568
4/20/12	Bank of New York Mellon	HKD	13,892,673	1,791,368	(131)
4/20/12	Brown Brothers Harriman & Co.	HKD	21,035,165	2,712,344	(278)
4/20/12	JPMorgan Chase Bank, N.A.	HKD	12,884,956	1,661,429	(437)
4/20/12	Morgan Stanley & Co. International PLC	HKD	9,225,235	1,189,533	(349)
4/20/12	State Street Bank and Trust Company	HKD	10,051,191	1,296,034	(223)
4/20/12	Bank of America, N.A.	SEK	21,536,119	3,248,324	25,283
4/20/12	Bank of New York Mellon	SEK	3,059,439	461,460	3,037
4/20/12	Royal Bank of Scotland PLC	SEK	15,794,643	2,382,329	14,276
4/20/12	Bank of America, N.A.	SGD	12,170,331	9,731,531	44,168

				$40,091,830	$192,934

20	See accompanying notes to the financial statements.

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Forward Currency Contracts — continued

Settlement Date	Counterparty	Deliver/ Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Sales #
4/20/12	Bank of America, N.A.	CAD	2,900,553	$2,928,254	$(21,189)
4/20/12	Deutsche Bank AG	CAD	4,960,106	5,007,477	(34,939)
4/20/12	JPMorgan Chase Bank, N.A.	CAD	2,844,162	2,871,325	(20,512)
4/20/12	Royal Bank of Scotland PLC	CAD	3,285,282	3,316,658	(22,913)
4/20/12	Bank of America, N.A.	CHF	883,340	976,929	(9,828)
4/20/12	JPMorgan Chase Bank, N.A.	CHF	883,340	976,929	(6,940)
4/20/12	Royal Bank of Scotland PLC	CHF	1,477,478	1,634,015	(14,128)
4/20/12	Brown Brothers Harriman & Co.	EUR	1,844,787	2,458,326	(18,706)
4/20/12	Deutsche Bank AG	EUR	1,897,000	2,527,904	(18,363)
4/20/12	JPMorgan Chase Bank, N.A.	EUR	2,463,714	3,283,096	(13,681)
4/20/12	Morgan Stanley & Co. International PLC	EUR	963,468	1,283,898	(5,142)
4/20/12	Bank of New York Mellon	JPY	162,579,782	2,000,856	39,950
4/20/12	Brown Brothers Harriman & Co.	JPY	232,289,387	2,858,767	58,543
4/20/12	State Street Bank and Trust Company	JPY	160,681,000	1,977,488	39,166
4/20/12	Bank of America, N.A.	NOK	6,838,343	1,220,859	(22,718)

				$35,322,781	$(71,400)

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
24	IBEX 35	March 2012	$2,695,684	$(122,307)
48	CAC 40	March 2012	2,202,032	29,317
3	MSCI Singapore	March 2012	166,241	437
50	FTSE/MIB	March 2012	5,440,851	412,603
35	TOPIX	March 2012	3,599,464	386,245

			$14,104,272	$706,295

See accompanying notes to the financial statements.	21

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Futures Contracts — continued

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Sales
33	S&P Toronto 60	March 2012	$4,787,993	$(299,798)
25	SPI 200	March 2012	2,862,894	(76,562)
1	Amsterdam Exchanges Index	March 2012	86,201	2,011
1	Hang Seng	March 2012	139,043	(1,933)
214	OMXS 30	March 2012	3,567,755	(68,166)
1	DAX	March 2012	228,178	2,127
5	FTSE 100	March 2012	465,177	5,252

			$12,137,241	$(437,069)

As of February 29, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

FDR - Fiduciary Depository Receipt

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

REIT - Real Estate Investment Trust

SDR - Swedish Depository Receipt

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

ZAR - South African Rand

22	See accompanying notes to the financial statements.

GMO International Small Companies Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments, at value (cost $362,739,727) (Note 2)	$365,307,212
Foreign currency, at value (cost $377,581) (Note 2)	383,100
Cash	6,003
Dividends receivable	851,641
Foreign taxes receivable	26,756
Unrealized appreciation on open forward currency contracts (Note 4)	332,011
Receivable for foreign currency sold	665
Due from broker on open futures contracts (Note 2)	4,616,940
Receivable for expenses reimbursed by Manager (Note 5)	31,958
Miscellaneous receivable	22,730

Total assets	371,579,016

Liabilities:
Payable for Fund shares repurchased	2,512,563
Payable to affiliate for (Note 5):
Management fee	179,723
Shareholder service fee	44,930
Trustees and Trust Officers or agents unaffiliated with the Manager	963
Payable for variation margin on open futures contracts (Note 4)	83,287
Unrealized depreciation on open forward currency contracts (Note 4)	210,477
Accrued expenses	172,911

Total liabilities	3,204,854

Net assets	$368,374,162

Net assets consist of:
Paid-in capital	$391,069,905
Distributions in excess of net investment income	(24,089)
Accumulated net realized loss	(25,632,946)
Net unrealized appreciation	2,961,292

$368,374,162

Net assets attributable to:
Class III shares	$368,374,162

Shares outstanding:
Class III	49,538,522

Net asset value per share:
Class III	$7.44

See accompanying notes to the financial statements.	23

GMO International Small Companies Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Dividends (net of withholding taxes of $1,064,196)	$12,426,482
Interest	3,468
Dividends from affiliated issuers (Note 10)	2,916

Total investment income	12,432,866

Expenses:
Management fee (Note 5)	2,458,266
Shareholder service fee – Class III (Note 5)	614,566
Custodian and fund accounting agent fees	384,236
Audit and tax fees	95,648
Transfer agent fees	27,707
Legal fees	12,435
Registration fees	6,982
Trustees fees and related expenses (Note 5)	6,581
Miscellaneous	48,017

Total expenses	3,654,438
Fees and expenses reimbursed by Manager (Note 5)	(560,318)
Expense reductions (Note 2)	(31)

Net expenses	3,094,089

Net investment income (loss)	9,338,777

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of foreign capital gains taxes of $1,413) (Note 2)	25,936,658
Investments in affiliated issuers	(2,884)
Realized gains distributions from affiliated issuers (Note 10)	2,020
Futures contracts	(2,359,566)
Swap agreements	(105,500)
Foreign currency, forward contracts and foreign currency related transactions (net of foreign transaction tax of $48,340) (Note 2)	(91,732)

Net realized gain (loss)	23,378,996

Change in net unrealized appreciation (depreciation) on:
Investments	(69,809,482)
Futures contracts	(377,496)
Swap agreements	25,885
Foreign currency, forward contracts and foreign currency related transactions	37,337

Net unrealized gain (loss)	(70,123,756)

Net realized and unrealized gain (loss)	(46,744,760)

Net increase (decrease) in net assets resulting from operations	$(37,405,983)

24	See accompanying notes to the financial statements.

GMO International Small Companies Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$9,338,777	$10,952,904
Net realized gain (loss)	23,378,996	106,230,547
Change in net unrealized appreciation (depreciation)	(70,123,756)	19,468,199

Net increase (decrease) in net assets from operations	(37,405,983)	136,651,650

Distributions to shareholders from:
Net investment income
Class III	(19,150,322)	(16,518,658)

Net share transactions (Note 9):
Class III	(43,162,239)	(817,031,721)
Purchase premiums and redemption fees (Notes 2 and 9):
Class III	359,316	4,337,696

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(42,802,923)	(812,694,025)

Total increase (decrease) in net assets	(99,359,228)	(692,561,033)

Net assets:
Beginning of period	467,733,390	1,160,294,423

End of period (including distributions in excess of net investment income of $24,089 and accumulated undistributed net investment income of $5,911,172, respectively)	$368,374,162	$467,733,390

See accompanying notes to the financial statements.	25

GMO International Small Companies Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$8.48		$6.63		$4.20		$9.29		$12.22

Income (loss) from investment operations:
Net investment income (loss)†	0.17		0.14		0.08		0.20		0.24
Net realized and unrealized gain (loss)	(0.84)		1.88		2.50		(4.78)		(0.34)

Total from investment operations	(0.67)		2.02		2.58		(4.58)		(0.10)

Less distributions to shareholders:
From net investment income	(0.37)		(0.17)		(0.15)		(0.13)		(0.51)
From net realized gains	—		—		—		(0.38)		(2.32)

Total distributions	(0.37)		(0.17)		(0.15)		(0.51)		(2.83)

Net asset value, end of period	$7.44		$8.48		$6.63		$4.20		$9.29

Total Return(a)	(8.05)%		31.11%		61.64%		(51.47)%		(2.04)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$368,374		$467,733		$1,160,294		$386,816		$679,536
Net expenses to average daily net assets	0.76	%(b)(c)	0.76	%(b)(c)	0.75	%(b)	0.75	%(d)	0.76	%(d)
Net investment income (loss) to average daily net assets	2.28%		1.91%		1.17%		2.89%		1.98%
Portfolio turnover rate	90%		55%		58%		64%		72%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.14%		0.12%		0.09%		0.12%		0.13%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.01		$0.05		$0.02		$0.01		$0.04

(a)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
†	Calculated using average shares outstanding throughout the period.

26	See accompanying notes to the financial statements.

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO International Small Companies Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks high total return. The Manager seeks to achieve the Fund’s investment objective by investing in equities or groups of equities that the Manager believes will provide higher returns than the MSCI EAFE Small Cap Index. The Manager uses active investment management methods, which means that equities are bought and sold according to the Manager’s evaluation of companies’ published financial information, securities’ prices, equity and bond markets, and the overall economy.

In selecting equities for the Fund, the Manager may use a combination of quantitative and qualitative investment methods to identify equities that the Manager believes present positive return potential relative to other equities. Some of these methods evaluate individual equities or a group of equities (e.g., equities of companies in a particular industry) based on the ratio of their price to historical financial information, including book value, cash flow and earnings, and forecasted financial information provided by industry analysts. The Manager may compare these ratios to industry or market averages in assessing the relative attractiveness of an equity or a group of equities. Other methods used by the Manager focus on evaluating patterns of price movement or volatility of an equity or group of equities relative to the Fund’s investment universe. The Manager also may adjust the Fund’s portfolio for factors such as position size, market capitalization, and exposure to groups such as industry, sector, country or currency.

As a substitute for direct investments in equities, the Manager may use exchange-traded and over-the-counter (“OTC”) derivatives. The Manager also may use derivatives: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund’s investment exposure; and (iii) to effect transactions intended as substitutes for securities lending. Derivatives used may include futures, options, forward currency contracts and swap contracts. In addition, the Fund may lend its portfolio securities.

The Fund typically invests directly and indirectly (e.g., through other GMO Funds (the “underlying funds”) or derivatives) in equities of non-U.S. small companies. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in securities of small companies. For these purposes, non-U.S. companies are companies tied economically to countries other than the U.S., and include both developed and emerging companies (“Non-U.S. Companies”). The Manager considers “small companies” to be all Non-U.S. Companies other than (i) the largest 500 companies in developed countries based on full, non-float adjusted market capitalization and (ii) any company in an emerging country with a full,

27

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

non-float adjusted market capitalization that is greater than or equal to that of the smallest excluded developed country companies. A company’s full, non-float adjusted market capitalization includes all of the company’s outstanding equity securities. For purposes of the Fund’s investments, the term “equities” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities and depositary receipts. The Manager may make investments tied economically to emerging countries.

For cash management purposes, the Fund may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund normally does not take temporary defensive positions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

The Fund currently limits subscriptions.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 29, 2012, the total value of securities held directly that were fair

28

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented less than 0.1% of net assets. The Fund classifies such securities (levels defined below) as Level 3. For the year ended February 29, 2012, the Fund did not reduce the value of any of its OTC derivatives contracts based on the creditworthiness of its counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing pricing methodologies are modified for the fair value of equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service as of February 29, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	93.4%
Futures Contracts	0.2%

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in

29

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs such as fair value adjustments provided by an independent pricing service and applied to equity securities, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives, due to market events that have occurred since the local market close but prior to the close of the NYSE.

Level 3 – Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments including the following: With respect to certain securities for which no current market or quoted prices were available, the Fund valued those securities at the most recent available market or quoted price. Certain of the Fund’s securities in Thailand were valued at the local price as adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total

Common Stocks
Australia	$—	$16,429,972	$—		$16,429,972
Austria	—	1,523,426	0	*	1,523,426
Belgium	—	1,409,509	—		1,409,509
Brazil	298,716	—	—		298,716
Canada	13,875,588	—	—		13,875,588
Chile	111,223	—	—		111,223
China	—	279,912	—		279,912
Czech Republic	—	101,214	—		101,214

30

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

ASSET VALUATION INPUTS — continued

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Denmark	$—	$354,652	$—	$354,652
France	—	17,029,105	—	17,029,105
Germany	—	24,643,952	—	24,643,952
Greece	—	1,709,234	—	1,709,234
Hong Kong	—	5,894,301	—	5,894,301
India	—	1,224,289	—	1,224,289
Indonesia	—	—	306,120	306,120
Ireland	213,645	9,349,135	—	9,562,780
Israel	—	872,002	—	872,002
Italy	77,828	14,313,926	—	14,391,754
Japan	—	111,094,213	—	111,094,213
Malaysia	—	353,372	—	353,372
Netherlands	—	4,665,587	—	4,665,587
New Zealand	—	98,418	—	98,418
Norway	—	1,989,714	—	1,989,714
Philippines	—	203,234	—	203,234
Poland	—	163,262	—	163,262
Russia	—	1,356,732	—	1,356,732
Singapore	—	7,764,677	—	7,764,677
South Africa	—	678,564	—	678,564
South Korea	—	9,001,536	—	9,001,536
Spain	—	9,081,770	—	9,081,770
Sweden	—	7,911,649	9,857	7,921,506
Switzerland	—	4,621,289	—	4,621,289
Taiwan	—	1,810,140	4,973	1,815,113
Thailand	—	—	45,836	45,836
United Kingdom	—	82,358,190	—	82,358,190

TOTAL COMMON STOCKS	14,577,000	338,286,976	366,786	353,230,762

Preferred Stocks
Brazil	1,461,792	—	—	1,461,792
Germany	—	6,762,561	—	6,762,561
Russia	—	2,061,356	—	2,061,356

TOTAL PREFERRED STOCKS	1,461,792	8,823,917	—	10,285,709

31

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

ASSET VALUATION INPUTS — continued

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Rights/Warrants
Malaysia	$—	$2,133	$—	$2,133

TOTAL RIGHTS/WARRANTS	—	2,133	—	2,133

Short-Term Investments	1,788,608	—	—	1,788,608

Total Investments	17,827,400	347,113,026	366,786	365,307,212

Derivatives **
Forward currency contracts
Foreign currency risk	—	332,011	—	332,011
Futures contracts
Equity risk	—	837,992	—	837,992

Total Derivatives	—	1,170,003	—	1,170,003

Total	$17,827,400	$348,283,029	$366,786	$366,477,215

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives **
Forward currency contracts Foreign currency risk	$—	$(210,477)	$—	$(210,477)
Futures contracts Equity risk	(299,798)	(268,968)	—	(568,766)

Total Derivatives	(299,798)	(479,445)	—	(779,243)

Total	$(299,798)	$(479,445)	$—	$(779,243)

*	Represents the interest in securities that were determined to have a value of zero as of February 29, 2012.

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

32

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

**	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was 0.1% of total net assets.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2011	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into level 3*		Transfers out of level 3*	Balances as of February 29, 2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as February 29, 2012
Common Stocks
Egypt	$201,417	$—	$(251,792)	$—	$(50,724)	$101,099	$—		$—	$—	$—
Indonesia	—	450,900	—	—	—	(144,780)	—		—	306,120	(144,780)
South Korea	85,393	—	(121,697)	—	37,776	(1,472)	—		—	—	—
Sweden	10,297	—	—	—	—	(440)	—		—	9,857	(440)
Taiwan	—	—	—	—	—	(25,177)	30,150	**	—	4,973	(25,177)
Thailand	627,570	143,568	(658,605)	—	(37,993)	(28,704)	—		—	45,836	(30,928)

Total	$924,677	$594,468	$(1,032,094)	$—	$(50,941)	$(99,474)	$30,150		$—	$366,786	$(201,325)

*	The Fund accounts for investments transferred into Level 3 at the value at the beginning of the year and transferred out of Level 3 at the value at the end of the year.
**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the

33

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 29, 2012, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, losses on wash sale transactions, passive foreign investment company transactions, and post-October capital losses.

34

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The tax character of distributions declared to shareholders is as follows:

	February 29, 2012	February 28, 2011
Ordinary income (including any net short-term capital gain)	$19,150,322	$16,518,658

Total distributions	$19,150,322	$16,518,658

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 29, 2012, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$2,894,838

Other Tax Attributes:
Capital loss carryforwards	$(13,357,765)
Post-October capital loss deferral	$(5,720,957)

As of February 29, 2012, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Due to recent tax law changes, net capital losses recognized in taxable years beginning after February 28, 2011 shall be carried forward indefinitely and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses realized in years beginning prior to February 28, 2011. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Utilization of the capital loss carryforwards, post-October capital losses, and losses realized subsequent to February 29, 2012, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Fund’s capital loss carryforwards expire as follows:

	Short-Term	Long-Term	Total
February 28, 2018	$(13,357,765)	Not Applicable	$(13,357,765)

Total	$(13,357,765)	Not Applicable	$(13,357,765)

35

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$372,025,025	$24,759,955	$(31,477,768)	$(6,717,813)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2009 through February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (See Note 5).

36

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s custodian and fund accounting agent. State Street Bank and Trust Company (“State Street”) serves as the Fund’s transfer agent. BBH’s and State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

For the year ended February 29, 2012, the premium on cash purchases and the fee on cash redemptions of Fund shares were each 0.50% of the amount invested or redeemed. Purchase premiums and redemption fees are paid to and retained by the Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds) as a result of the purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a compnent of the Fund’s net share transactions. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time.

Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).

If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion.

The Manager may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

The Manager will waive or reduce the purchase premium when securities are used to purchase the Fund’s shares except to the extent that the Fund incurs transaction costs (e.g., stamp duties or transfer fees) in connection with the transfer of those securities. The Fund may waive or reduce redemption fees when it uses portfolio securities to redeem its shares. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may nonetheless charge a redemption fee equal to known or estimated costs.

Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

37

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Liquidity Risk — Shares of small- and mid-cap companies often have lower trading volumes and a limited number or no market makers. Thus, a large position may limit or prevent the Fund from selling those shares or unwinding derivative positions on them at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other

38

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these

39

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of

40

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in Note 3, “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

41

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 29, 2012, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures

42

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 29, 2012, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the year.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during

43

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the year.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses in the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

44

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees) and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual

45

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 29, 2012, the Fund used total return swap agreements to achieve returns comparable to holding and lending a direct equity position. The Fund had no swap agreements outstanding at the end of the year.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the year ended February 29, 2012, the Fund held rights and/or warrants result of corporate actions. Rights and/or warrants held by the Fund at the end of the year are listed in the Fund’s Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total

Assets:
Investments, at value (rights and/or warrants)	$—	$—	$—	$2,133	$—	$2,133
Unrealized appreciation on forward currency contracts	—	332,011	—	—	—	332,011
Unrealized appreciation on futures contracts *	—	—	—	837,992	—	837,992

Total	$—	$332,011	$—	$840,125	$—	$1,172,136

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(210,477)	$—	$—	$—	$(210,477)
Unrealized depreciation on futures contracts *	—	—	—	(568,766)	—	(568,766)

Total	$—	$(210,477)	$—	$(568,766)	$—	$(779,243)

46

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Effect of Derivative Instruments on the Statement of Operations for the year ended February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total

Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$—	$—	$1,006	$—	$1,006
Forward currency contracts	—	(94,940)	—	—	—	(94,940)
Futures contracts	—	—	—	(2,359,566)	—	(2,359,566)
Swap agreements	—	—	—	(105,500)	—	(105,500)

Total	$—	$(94,940)	$—	$(2,464,060)	$—	$(2,559,000)

Change in Unrealized Appreciation (Depreciation) on:
Investments (rights and/or warrants)	$—	$—	$—	$1,174	$—	$1,174
Forward currency contracts	—	56,286	—	—	—	56,286
Futures contracts	—	—	—	(377,496)	—	(377,496)
Swap agreements	—	—	—	25,885	—	25,885

Total	$—	$56,286	$—	$(350,437)	$—	$(294,151)

^	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund's investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.
*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Period end variation margin on open futures contracts is reported within the Statement of Assets and Liabilities.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts, rights and/or warrants), notional amounts (swap agreements) or principal amounts (options) outstanding at each month-end, was as follows for the year ended February 29, 2012.

	Forward currency contracts	Futures contracts	Rights and/or warrants	Swap agreements
Average amount outstanding	$87,621,922	$44,334,217	$44,654	$53,504

47

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.60% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including shareholder service fees and certain other expenses) exceeds 0.60% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover specified costs that the Fund may incur as a result of investing in U.S. Treasury Fund. These agreements will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $6,581 and $2,956, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2012, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
< 0.001%	0.000%	< 0.001%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2012 aggregated $367,293,876 and $415,960,426, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or

48

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, 53.52% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, 3.28% of the shares of the Fund were held by senior management of the Manager and GMO Trust officers and 0.48% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class III:	Shares	Amount	Shares	Amount
Shares sold	864,237	$6,225,204	2,736,484	$19,892,462
Shares issued to shareholders in reinvestment of distributions	2,188,466	16,868,765	2,233,542	15,169,467
Shares repurchased	(8,684,258)	(66,256,208)	(124,720,756)	(852,093,650)
Purchase premiums	—	29,660	—	88,579
Redemption fees	—	329,656	—	4,249,117

Net increase (decrease)	(5,631,555)	$(42,802,923)	(119,750,730)	$(812,694,025)

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO U.S. Treasury Fund	$8,505,000	$48,401,166	$56,903,282	$2,916	$2,020	$—

49

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO International Small Companies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Small Companies Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

50

GMO International Small Companies Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

51

GMO International Small Companies Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *

Class III
1) Actual	0.76%	$1,000.00	$991.00	$3.76
2) Hypothetical	0.76%	$1,000.00	$1,021.08	$3.82

*	Expenses are calculated using the Class’s annualized net expense ratio for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

52

GMO International Small Companies Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

During the year ended February 29, 2012, the Fund paid foreign taxes of $1,055,558 and recognized foreign source income of $13,490,678.

For taxable, non-corporate shareholders, 50.40% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 represents qualified dividend income subject to the 15% rate category.

53

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

54

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 –present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

55

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 –present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

56

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011–present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).
John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President – Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011– present), Chief Legal Officer (September 2011– present), Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

57

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).
Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 –present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

58

GMO Quality Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Quality Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Quantitative Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO Quality Fund does not seek to control risk relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the S&P 500 Index is included for comparative purposes. Please note that, in GMO’s view, only approximately one-third of the names in the S&P 500 Index are comprised of stocks that GMO considers to be suitable investments for the Fund.

Class III shares of GMO Quality Fund returned +14.7% for the fiscal year ended February 29, 2012, as compared with +5.1% for the S&P 500 Index.

Stock selection had a positive contribution to returns relative to the S&P 500 Index. Selections in Information Technology, Consumer Staples, and Consumer Discretionary were the top contributors. Overweight positions in Phillip Morris International, Microsoft, Cisco and not owning Bank of America, Citigroup, and JPMorgan added to relative returns. Overweight positions in Oracle, Total S.A., Walgreens and not owning Intel detracted from relative returns.

Sector selection also had a positive contribution to returns relative to the S&P 500 Index. Sector weightings positively impacting relative performance included not owning Financials and overweight in Consumer Staples and Health Care. Sector weightings negatively impacting relative performance included underweight positions in Consumer Discretionary and not owning Utilities.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in

GMO Quality Fund Class III Shares and the S&P 500 Index

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuated so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2012. All information is unaudited. Performance for classes may vary due to different fees.

GMO Quality Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stock	96.7%
Short-Term Investments	2.6
Mutual Funds	0.3
Other	0.4

100.0%

Country Summary*	% of Investments
United States	82.9%
United Kingdom	5.3
Switzerland	3.6
Japan	2.4
France	2.1
Netherlands	1.9
Germany	1.1
Belgium	0.7

100.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

Industry Group Summary	% of Equity Investments**
Food, Beverage & Tobacco	20.4%
Software & Services	19.3
Pharmaceuticals, Biotechnology & Life Sciences	19.0
Technology Hardware & Equipment	12.1
Energy	8.4
Health Care Equipment & Services	6.4
Food & Staples Retailing	4.0
Household & Personal Products	3.9
Retailing	3.2
Consumer Services	0.9

1

GMO Quality Fund

(A Series of GMO Trust)

Investments Concentration Summary — (Continued)

February 29, 2012 (Unaudited)

Industry Group Summary	% of Equity Investments**
Telecommunication Services	0.9%
Consumer Durables & Apparel	0.8
Capital Goods	0.7

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

2

GMO Quality Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	COMMON STOCKS — 96.7%

	Capital Goods — 0.6%
1,344,300	3M Co.	117,760,680
3,900	United Technologies Corp.	327,093

	Total Capital Goods	118,087,773

	Consumer Durables & Apparel — 0.8%
1,421,500	Nike, Inc.-Class B	153,408,280

	Consumer Services — 0.9%
1,706,500	McDonald’s Corp.	169,421,320

	Energy — 8.1%
19,273,315	BP Plc	150,805,798
5,662,270	Chevron Corp.	617,866,903
3,744,300	Exxon Mobil Corp.	323,881,950
6,232,581	Royal Dutch Shell Group-Class A	226,781,667
3,985,278	Total SA	222,938,495

	Total Energy	1,542,274,813

	Food & Staples Retailing — 3.9%
2,604,200	Sysco Corp.	76,615,564
8,223,446	Tesco Plc	41,275,321
2,376,300	Walgreen Co.	78,798,108
9,125,600	Wal–Mart Stores, Inc.	539,140,448

	Total Food & Staples Retailing	735,829,441

	Food, Beverage & Tobacco — 19.7%
1,818,831	Anheuser-Busch InBev NV	122,191,229
5,130,981	British American Tobacco Plc	258,808,959
11,536,200	Coca-Cola Co. (The)	805,918,932
38,719	Japan Tobacco Inc	205,693,656
1,685,000	Lorillard, Inc.	220,869,800
1,957,660	Monster Beverage Corp. *	111,958,576

See accompanying notes to the financial statements.	3

GMO Quality Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Food, Beverage & Tobacco — continued
3,738,088	Nestle SA	228,527,148
7,399,800	PepsiCo, Inc.	465,743,412
11,530,400	Philip Morris International, Inc.	963,019,008
10,704,076	Unilever NV	355,912,987

	Total Food, Beverage & Tobacco	3,738,643,707

	Health Care Equipment & Services — 6.2%
21,700	Baxter International, Inc.	1,261,421
5,900	Cerner Corp. *	435,597
6,295,780	Express Scripts, Inc. *	335,753,947
285,000	Henry Schein, Inc. *	21,095,700
6,700	Intuitive Surgical, Inc. *	3,427,854
6,600	Laboratory Corp. of America Holdings *	593,274
324,000	Lincare Holdings, Inc.	8,702,640
5,471,930	Medtronic, Inc.	208,589,972
1,110,500	Quest Diagnostics, Inc.	64,464,525
6,229,494	UnitedHealth Group, Inc.	347,294,291
2,998,475	Zimmer Holdings, Inc. *	182,157,356

	Total Health Care Equipment & Services	1,173,776,577

	Household & Personal Products — 3.8%
1,043,700	Church & Dwight Co., Inc.	49,826,238
3,578,400	Colgate–Palmolive Co.	333,435,312
4,930,600	Procter & Gamble Co. (The)	332,914,112

	Total Household & Personal Products	716,175,662

	Pharmaceuticals, Biotechnology & Life Sciences — 18.4%
7,548,105	Abbott Laboratories	427,298,224
2,479,860	Amgen, Inc.	168,506,487
2,324,822	AstraZeneca Plc	104,030,295
161,500	Bristol–Myers Squibb Co.	5,195,455
465,300	Eli Lilly & Co.	18,258,372
14,700	Gilead Sciences, Inc. *	668,850

4	See accompanying notes to the financial statements.

GMO Quality Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Pharmaceuticals, Biotechnology & Life Sciences — continued
8,586,581	GlaxoSmithKline Plc	189,744,746
15,275,600	Johnson & Johnson	994,136,048
4,267,300	Merck & Co., Inc.	162,882,841
3,964,758	Novartis AG (Registered)	216,103,791
37,235,048	Pfizer, Inc.	785,659,512
1,193,633	Roche Holding AG	207,757,163
2,324,781	Sanofi-Aventis	171,970,572
911,400	Takeda Pharmaceutical Co Ltd	41,127,106

	Total Pharmaceuticals, Biotechnology & Life Sciences	3,493,339,462

	Retailing — 3.1%
6,505,400	Lowe’s Cos., Inc.	184,623,252
7,115,400	Target Corp	403,372,026

	Total Retailing	587,995,278

	Software & Services — 18.7%
1,081,900	Google, Inc.-Class A *	668,884,675
2,160,570	International Business Machines Corp.	425,048,936
466,480	MasterCard, Inc.-Class A	195,921,600
31,900,100	Microsoft Corp.	1,012,509,174
26,269,500	Oracle Corp.	768,908,265
3,129,957	SAP AG	211,312,851
2,008,100	Visa, Inc.-Class A	233,682,597
84,667	Yahoo! Japan Corp.	26,763,631

	Total Software & Services	3,543,031,729

	Technology Hardware & Equipment — 11.7%
1,472,918	Apple, Inc. *	798,969,640
39,357,000	Cisco Systems, Inc.	782,417,160
15,542,400	Hewlett-Packard Co.	393,378,144
3,942,200	Qualcomm, Inc.	245,125,996

	Total Technology Hardware & Equipment	2,219,890,940

See accompanying notes to the financial statements.	5

GMO Quality Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares/ ParValue ($)	Description	Value ($)

	Telecommunication Services — 0.8%
93,403	NTT Docomo Inc	159,320,196

	TOTAL COMMON STOCKS (COST $15,414,898,778)	18,351,195,178

	MUTUAL FUNDS — 0.3%

	Affiliated Issuers — 0.3%
2,596,128	GMO U.S. Treasury Fund	64,903,198

	TOTAL MUTUAL FUNDS (COST $64,918,441)	64,903,198

	SHORT-TERM INVESTMENTS — 2.6%

	Money Market Funds — 1.0%
183,475,536	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	183,475,536

	U.S. Government — 1.6%
300,000,000	U.S. Treasury Bill, 0.08%, due 05/31/12 (b)	299,939,400

	TOTAL SHORT-TERM INVESTMENTS (COST $483,422,453)	483,414,936

	TOTAL INVESTMENTS — 99.6% (Cost $15,963,239,672)	18,899,513,312
	Other Assets and Liabilities (net) — 0.4%	70,162,757

	TOTAL NET ASSETS — 100.0%	$18,969,676,069

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of February 29, 2012. Note: Yield rounds to 0.00%.

(b)	Rate shown represents yield-to-maturity.

6	See accompanying notes to the financial statements.

GMO Quality Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments in unaffiliated issuers, at value (cost $15,898,321,231) (Note 2)	$18,834,610,114
Investments in affiliated issuers, at value (cost $64,918,441) (Notes 2 and 10)	64,903,198
Foreign currency, at value (cost $2,923,330) (Note 2)	2,900,612
Receivable for Fund shares sold	36,812,880
Dividends and interest receivable	62,387,096
Foreign taxes receivable	14,486,558
Receivable for expenses reimbursed by Manager (Note 5)	297,105

Total assets	19,016,397,563

Liabilities:
Payable for Fund shares repurchased	39,578,467
Payable to affiliate for (Note 5):
Management fee	4,983,176
Shareholder service fee	1,410,127
Trustees and Trust Officers or agents unaffiliated with the Manager	50,855
Accrued expenses	698,869

Total liabilities	46,721,494

Net assets	$18,969,676,069

See accompanying notes to the financial statements.	7

GMO Quality Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012 — (Continued)

Net assets consist of:
Paid-in capital	$15,855,963,889
Accumulated undistributed net investment income	66,773,660
Accumulated net realized gain	109,536,346
Net unrealized appreciation	2,937,402,174

$18,969,676,069

Net assets attributable to:
Class III shares	$6,539,510,075

Class IV shares	$2,035,597,388

Class V shares	$578,366,827

Class VI shares	$9,816,201,779

Shares outstanding:
Class III	279,406,507

Class IV	86,906,956

Class V	24,696,915

Class VI	419,261,389

Net asset value per share:
Class III	$23.41

Class IV	$23.42

Class V	$23.42

Class VI	$23.41

8	See accompanying notes to the financial statements.

GMO Quality Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Dividends from unaffiliated issuers (net of withholding taxes of $11,213,683)	$421,743,496
Interest	436,144
Dividends from affiliated issuers (Note 10)	26,727

Total investment income	422,206,367

Expenses:
Management fee (Note 5)	56,084,141
Shareholder service fee – Class III (Note 5)	8,430,018
Shareholder service fee – Class IV (Note 5)	1,793,540
Shareholder service fee – Class V (Note 5)	423,571
Shareholder service fee – Class VI (Note 5)	5,042,803
Custodian, fund accounting agent and transfer agent fees	1,868,858
Legal fees	504,831
Trustees fees and related expenses (Note 5)	256,316
Registration fees	99,022
Audit and tax fees	87,440
Miscellaneous	237,449

Total expenses	74,827,989
Fees and expenses reimbursed by Manager (Note 5)	(2,647,128)
Expense reductions (Note 2)	(46,204)

Net expenses	72,134,657

Net investment income (loss)	350,071,710

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,492,395,170
Investments in affiliated issuers	11,441
Realized gains distributions from affiliated issuers (Note 10)	16,174
Futures contracts	24,738,565
Foreign currency, forward contracts and foreign currency related transactions	670,770

Net realized gain (loss)	1,517,832,120

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	613,694,165
Investments in affiliated issuers	(15,243)
Foreign currency, forward contracts and foreign currency related transactions	307,519

Net unrealized gain (loss)	613,986,441

Net realized and unrealized gain (loss)	2,131,818,561

Net increase (decrease) in net assets resulting from operations	$2,481,890,271

See accompanying notes to the financial statements.	9

GMO Quality Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$350,071,710	$290,991,854
Net realized gain (loss)	1,517,832,120	197,853,164
Change in net unrealized appreciation (depreciation)	613,986,441	1,242,645,412

Net increase (decrease) in net assets from operations	2,481,890,271	1,731,490,430

Distributions to shareholders from:
Net investment income
Class III	(107,972,541)	(83,157,601)
Class IV	(34,197,847)	(24,529,451)
Class V	(8,476,013)	(9,752,353)
Class VI	(184,036,120)	(166,119,977)

Total distributions from net investment income	(334,682,521)	(283,559,382)

Net share transactions (Note 9):
Class III	517,785,458	689,070,770
Class IV	141,981,899	421,295,506
Class V	137,949,003	(228,234,746)
Class VI	(211,884,457)	(1,052,519,127)

Increase (decrease) in net assets resulting from net share transactions	585,831,903	(170,387,597)

Total increase (decrease) in net assets	2,733,039,653	1,277,543,451

Net assets:
Beginning of period	16,236,636,416	14,959,092,965

End of period (including accumulated undistributed net investment income of $66,773,660 and $50,697,527, respectively)	$18,969,676,069	$16,236,636,416

10	See accompanying notes to the financial statements.

GMO Quality Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010	2009	2008
Net asset value, beginning of period	$20.81		$18.99		$14.17	$20.56	$21.78

Income (loss) from investment operations:
Net investment income (loss)†	0.43		0.36		0.33	0.37	0.39
Net realized and unrealized gain (loss)	2.58		1.82		4.83	(6.30)	(0.70)

Total from investment operations	3.01		2.18		5.16	(5.93)	(0.31)

Less distributions to shareholders:
From net investment income	(0.41)		(0.36)		(0.34)	(0.34)	(0.36)
From net realized gains	—		—		—	(0.12)	(0.55)

Total distributions	(0.41)		(0.36)		(0.34)	(0.46)	(0.91)

Net asset value, end of period	$23.41		$20.81		$18.99	$14.17	$20.56

Total Return(a)	14.71%		11.67%		36.73%	(29.37)%	(1.76)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,539,510		$5,288,776		$4,119,119	$1,952,579	$2,003,758
Net expenses to average daily net assets(b)	0.48	%(c)	0.48	%(c)	0.48%	0.48%	0.48%
Net investment income (loss) to average daily net assets	2.01%		1.88%		1.88%	2.03%	1.74%
Portfolio turnover rate	40%		32%		28%	36%	46%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.02%		0.02%	0.02%	0.02%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	11

GMO Quality Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)

(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010	2009	2008
Net asset value, beginning of period	$20.83		$19.01		$14.19	$20.57	$21.80

Income (loss) from investment operations:
Net investment income (loss)†	0.44		0.38		0.34	0.39	0.40
Net realized and unrealized gain (loss)	2.57		1.81		4.83	(6.30)	(0.71)

Total from investment operations	3.01		2.19		5.17	(5.91)	(0.31)

Less distributions to shareholders:
From net investment income	(0.42)		(0.37)		(0.35)	(0.35)	(0.37)
From net realized gains	—		—		—	(0.12)	(0.55)

Total distributions	(0.42)		(0.37)		(0.35)	(0.47)	(0.92)

Net asset value, end of period	$23.42		$20.83		$19.01	$14.19	$20.57

Total Return(a)	14.70%		11.71%		36.73%	(29.27)%	(1.77)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,035,597		$1,662,542		$1,132,006	$787,276	$432,046
Net expenses to average daily net assets(b)	0.44	%(c)	0.44	%(c)	0.44%	0.44%	0.44%
Net investment income (loss) to average daily net assets	2.04%		1.95%		1.97%	2.11%	1.78%
Portfolio turnover rate	40%		32%		28%	36%	46%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.02%		0.02%	0.02%	0.02%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.

12	See accompanying notes to the financial statements.

GMO Quality Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)

(For a Class V share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010	2009	2008
Net asset value, beginning of period	$20.82		$19.00		$14.17	$20.56	$21.79

Income (loss) from investment operations:
Net investment income (loss)†	0.44		0.38		0.34	0.39	0.41
Net realized and unrealized gain (loss)	2.58		1.81		4.84	(6.30)	(0.72)

Total from investment operations	3.02		2.19		5.18	(5.91)	(0.31)

Less distributions to shareholders:
From net investment income	(0.42)		(0.37)		(0.35)	(0.36)	(0.37)
From net realized gains	—		—		—	(0.12)	(0.55)

Total distributions	(0.42)		(0.37)		(0.35)	(0.48)	(0.92)

Net asset value, end of period	$23.42		$20.82		$19.00	$14.17	$20.56

Total Return(a)	14.74%		11.73%		36.87%	(29.31)%	(1.75)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$578,367		$371,927		$551,272	$637,834	$663,616
Net expenses to average daily net assets(b)	0.42	%(c)	0.42	%(c)	0.42%	0.42%	0.42%
Net investment income (loss) to average daily net assets	2.08%		1.96%		1.98%	2.11%	1.83%
Portfolio turnover rate	40%		32%		28%	36%	46%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.02%		0.02%	0.02%	0.02%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	13

GMO Quality Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)

(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010	2009	2008
Net asset value, beginning of period	$20.82		$19.00		$14.18	$20.57	$21.79

Income (loss) from investment operations:
Net investment income (loss)†	0.45		0.38		0.35	0.40	0.41
Net realized and unrealized gain (loss)	2.57		1.81		4.82	(6.31)	(0.70)

Total from investment operations	3.02		2.19		5.17	(5.91)	(0.29)

Less distributions to shareholders:
From net investment income	(0.43)		(0.37)		(0.35)	(0.36)	(0.38)
From net realized gains	—		—		—	(0.12)	(0.55)

Total distributions	(0.43)		(0.37)		(0.35)	(0.48)	(0.93)

Net asset value, end of period	$23.41		$20.82		$19.00	$14.18	$20.57

Total Return(a)	14.76%		11.77%		36.81%	(29.28)%	(1.67)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$9,816,202		$8,913,391		$9,156,696	$5,273,791	$5,237,363
Net expenses to average daily net assets(b)	0.39	%(c)	0.39	%(c)	0.39%	0.39%	0.39%
Net investment income (loss) to average daily net assets	2.09%		1.99%		2.00%	2.16%	1.84%
Portfolio turnover rate	40%		32%		28%	36%	46%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.02%		0.02%	0.02%	0.02%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.

14	See accompanying notes to the financial statements.

GMO Quality Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO Quality Fund is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks total return. The Manager seeks to achieve the Fund’s investment objective by investing in equities or groups of equities that the Manager believes to be of high quality. The Manager uses active investment management methods, which means that equities are bought and sold according to the Manager’s evaluation of companies’ published financial information, securities’ prices, equity and bond markets, and the overall economy. In assessing a company’s quality, the Manager may consider several factors, including in particular, high return on equity, low debt to equity and the Manager’s assessment of the company relative to its competitors.

In selecting equities for the Fund, the Manager may use a combination of quantitative and qualitative investment methods to identify equities that the Manager believes present positive return potential relative to other equities. Some of these methods evaluate individual equities or a group of equities (e.g., equities of companies in a particular industry) based on the ratio of their price to historical financial information, including book value, cash flow and earnings, and forecasted financial information provided by industry analysts. The Manager may compare these ratios to industry or market averages in assessing the relative attractiveness of an equity or a group of equities. Other methods used by the Manager focus on evaluating patterns of price movement or volatility of an equity or group of equities relative to the Fund’s investment universe. The Manager also may adjust the Fund’s portfolio for factors such as position size, market capitalization and exposure to groups such as industry, sector, country or currency.

As a substitute for direct investments in equities, the Manager may use exchange-traded and over-the-counter (“OTC”) derivatives. The Manager also may use derivatives: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund’s investment exposure; and (iii) to effect transactions intended as substitutes for securities lending. Derivatives used may include futures, options and swap contracts. In addition, the Fund may lend its portfolio securities.

The Fund may hold fewer than 100 stocks. The Fund may make tactical allocations of up to 20% of its net assets to investments in cash and high quality debt instruments. To the extent the Fund takes temporary defensive positions or holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

15

GMO Quality Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund is permitted to invest directly and indirectly (e.g., through other GMO Funds (the “underlying funds”) or derivatives) in equities of companies tied economically to any country in the world, including emerging countries. The term “equities” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities and depositary receipts.

For cash management purposes, the Fund may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Throughout the year ended February 29, 2012, the Fund had four classes of shares outstanding: Class III, Class IV, Class V and Class VI. Each class of shares bears a different shareholder service fee.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

16

GMO Quality Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The foregoing pricing methodologies are modified for the fair value of equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivative. In that case the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund, that were valued using fair value prices obtained from an independent pricing service as of February 29, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	16.6%

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

17

GMO Quality Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs such as fair value adjustments provided by an independent pricing service and applied to securities including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives, due to market events that have occurred since the local market close but prior to the close of the NYSE.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Common Stocks
Belgium	$—	$122,191,229	$—	$122,191,229
France	—	394,909,067	—	394,909,067
Germany	—	211,312,851	—	211,312,851
Japan	—	432,904,589	—	432,904,589
Netherlands	—	355,912,987	—	355,912,987
Switzerland	—	652,388,102	—	652,388,102
United Kingdom	—	971,446,786	—	971,446,786
United States	15,210,129,567	—	—	15,210,129,567

TOTAL COMMON STOCKS	15,210,129,567	3,141,065,611	—	18,351,195,178

Mutual Funds	64,903,198	—	—	64,903,198
Short-Term Investments	483,414,936	—	—	483,414,936

Total Investments	15,758,447,701	3,141,065,611	—	18,899,513,312

Total	$15,758,447,701	$3,141,065,611	$—	$18,899,513,312

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements.

18

GMO Quality Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

On both February 29, 2012 and February 28, 2011, the Fund held no investments or derivative financial instruments whose fair value was categorized using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund’s policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 29, 2012, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

19

GMO Quality Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, losses on wash sale transactions and redemption in-kind transactions.

The tax character of distributions declared to shareholders is as follows:

	February 29, 2012	February 28, 2011
Ordinary income (including any net short-term capital gain)	$334,682,521	$283,559,382

Total distributions	$334,682,521	$283,559,382

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 29, 2012, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$70,783,984
Undistributed net long-term capital gain	$413,239,292

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$16,266,942,618	$2,673,078,662	$(40,507,968)	$2,632,570,694

For the year ended February 29, 2012, the Fund had net realized gains attributed to redemption in-kind transactions of $204,296,907.

20

GMO Quality Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2009 through February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (See Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

21

GMO Quality Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the 1940 Act and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Focused Investment Risk — Focusing investments in a limited number of countries, sectors or companies or in industries with high positive correlations to one another creates additional risk. The Fund invests its assets in the securities of a limited number of issuers, and a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio

22

GMO Quality Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed markets.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates,

23

GMO Quality Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

24

GMO Quality Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may

25

GMO Quality Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the year.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not

26

GMO Quality Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 29, 2012, the Fund used futures contracts to maintain the diversity and liquidity of the portfolio and adjust exposure to certain securities markets. The Fund had no futures contracts outstanding at the end of the year.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the year.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the year.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

27

GMO Quality Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses in the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to

28

GMO Quality Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees) and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the year.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in

29

GMO Quality Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the year.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Futures contracts	$—	$—	$—	$24,738,565	$—	$24,738,565

Total	$—	$—	$—	$24,738,565	$—	$24,738,565

^	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge, however, they are considered to be non-hedge transactions for the purpose of these tables.

As provided by authortative accounting guiance, the table above is based on market values or unrealized appreciation/ (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (futures contracts) outstanding at each month-end, was as follows for the year ended February 29, 2012.

Futures contracts
Average amount outstanding	$25,617,186

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares, 0.105% for Class IV shares, 0.085% for Class V shares and 0.055% for Class VI shares.

30

GMO Quality Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including shareholder service fees and certain other expenses) exceeds 0.33% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover specified costs that the Fund may incur as a result of investing in U.S. Treasury Fund. These agreements will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $256,316 and $117,556, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2012, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
< 0.001%	0.000%	< 0.001%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2012 aggregated $7,750,530,035 and $6,685,808,287, respectively. Cost of purchases and proceeds from sales of securities for in-kind transactions for the year ended February 29, 2012 were $130,911,439 and $614,800,862, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

31

GMO Quality Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

8.	Principal shareholders and related parties

As of February 29, 2012, 11.19% of the outstanding shares of the Fund were held by one shareholder. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, 0.37% of the shares of the Fund were held by senior management of the Manager and GMO Trust officers and 43.93% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class III:	Shares	Amount	Shares	Amount
Shares sold	76,350,060	$1,607,164,985	88,856,935	$1,694,729,284
Shares issued to shareholders in reinvestment of distributions	4,312,149	90,784,892	3,592,173	67,822,139
Shares repurchased	(55,346,625)	(1,180,164,419)	(55,211,086)	(1,073,480,653)

Net increase (decrease)	25,315,584	$517,785,458	37,238,022	$689,070,770

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class IV:	Shares	Amount	Shares	Amount
Shares sold	43,132,971	$917,414,028	41,881,875	$835,664,891
Shares issued to shareholders in reinvestment of distributions	1,014,045	21,425,269	687,101	12,952,102
Shares repurchased	(37,050,512)	(796,857,398)	(22,308,314)	(427,321,487)

Net increase (decrease)	7,096,504	$141,981,899	20,260,662	$421,295,506

32

GMO Quality Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class V:	Shares	Amount	Shares	Amount
Shares sold	38,642,951	$826,562,941	842,183	$15,799,234
Shares issued to shareholders in reinvestment of distributions	378,957	7,891,485	463,507	8,758,346
Shares repurchased	(32,190,933)	(696,505,423)	(12,459,450)	(252,792,326)

Net increase (decrease)	6,830,975	$137,949,003	(11,153,760)	$(228,234,746)

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class VI:	Shares	Amount	Shares	Amount
Shares sold	192,777,013	$4,102,545,599	76,643,800	$1,454,354,242
Shares issued to shareholders in reinvestment of distributions	8,228,265	173,316,152	8,411,337	158,834,375
Shares repurchased	(209,840,884)	(4,487,746,208)	(138,896,296)	(2,665,707,744)

Net increase (decrease)	(8,835,606)	$(211,884,457)	(53,841,159)	$(1,052,519,127)

Investments in Affiliated Issuers

A Summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended

February 29, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO U.S. Treasury Fund	$52,104,000	$41,416,000	$28,613,000	$26,727	$16,174	$64,903,198

33

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO Quality Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Quality Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

34

GMO Quality Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

35

GMO Quality Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *

Class III
1) Actual	0.48%	$1,000.00	$1,126.80	$2.54
2) Hypothetical	0.48%	$1,000.00	$1,022.48	$2.41

Class IV
1) Actual	0.44%	$1,000.00	$1,126.50	$2.33
2) Hypothetical	0.44%	$1,000.00	$1,022.68	$2.21

Class V
1) Actual	0.42%	$1,000.00	$1,127.10	$2.22
2) Hypothetical	0.42%	$1,000.00	$1,022.77	$2.11

Class VI
1) Actual	0.39%	$1,000.00	$1,126.80	$2.06
2) Hypothetical	0.39%	$1,000.00	$1,022.92	$1.96

*	Expenses are calculated using each Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

36

GMO Quality Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 94.85% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 qualified for the dividends-received deduction.

37

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 –March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

38

Independent Trustees:— (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989-2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 –present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 –December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

39

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.

Treasurer and Chief Financial

Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration (December 2006-present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.
[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

40

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.

Assistant Treasurer, GMO

Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President – Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 – present), Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

41

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

42

GMO Real Estate Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Real Estate Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Quantitative Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Real Estate Fund returned +6.8% for the fiscal year ended February 29, 2012, as compared with +5.9% for the MSCI U.S. REIT Index.

Stock selection added to returns relative to the MSCI U.S. REIT Index. Selections in the Office, Retail, and Specialized sub-industries added to relative returns while selections in the Diversified and Residential sub-industries detracted. In terms of individual names, overweight positions in Simon Property Group and Public Storage and an underweight in Corporate Office Properties added to relative returns. An overweight in Vornado Realty Trust and underweight positions in American Campus Communities and Digital Realty Trust detracted from relative returns.

Sector selection added to returns relative to the MSCI U.S. REIT Index. An underweight position in the Industrial sub-industry was the leading contributor to gains relative to the benchmark.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in

GMO Real Estate Fund Class III Shares and the MSCI U.S. REIT Index

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2012. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO Real Estate Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	99.0%
Mutual Funds	0.8
Short-Term Investments	0.4
Rights/Warrants	0.0
Other	(0.2)

100.0%

Sub-industry Summary	% of REIT Investments
Specialized	27.9%
Retail	26.5
Residential	18.7
Office	16.2
Diversified	6.3
Industrial	4.4

100.0%

1

GMO Real Estate Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	REAL ESTATE INVESTMENTS — 99.0%

	REAL ESTATE INVESTMENT TRUSTS — 99.0%

	Diversified — 6.2%
2,500	CapLease, Inc.	10,075
4,500	Liberty Property Trust	152,640
700	PS Business Parks, Inc.	43,694
9,446	Vornado Realty Trust	772,021
900	Washington Real Estate Investment Trust	26,658
1,300	Winthrop Realty Trust	14,807

	Total Diversified	1,019,895

	Industrial — 4.4%
9,200	DCT Industrial Trust, Inc.	52,072
1,500	EastGroup Properties, Inc.	72,285
2,000	First Industrial Realty Trust, Inc. *	23,640
16,960	ProLogis, Inc.	570,874

	Total Industrial	718,871

	Office — 16.0%
3,170	Alexandria Real Estate Equities, Inc.	227,258
7,200	BioMed Realty Trust, Inc.	132,624
8,400	Boston Properties, Inc.	853,020
4,289	Brandywine Realty Trust	46,364
4,225	CommonWealth REIT	78,585
1,000	Corporate Office Properties Trust	24,520
3,300	Digital Realty Trust, Inc.	239,250
4,800	Douglas Emmett, Inc.	101,136
8,000	Duke Realty Corp.	111,040
2,400	DuPont Fabros Technology, Inc.	54,960
2,900	Franklin Street Properties Corp.	29,899
1,200	Government Properties Income Trust	27,996
2,600	Highwoods Properties, Inc.	83,200
2,600	Kilroy Realty Corp.	113,984
4,608	Lexington Realty Trust	39,859
2,200	Mack-Cali Realty Corp.	62,920

2	See accompanying notes to the financial statements.

GMO Real Estate Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Office — continued
5,200	Piedmont Office Realty Trust, Inc.-Class A	91,624
4,023	SL Green Realty Corp.	305,949

	Total Office	2,624,188

	Residential — 18.5%
1,800	American Campus Communities, Inc.	74,070
5,886	Apartment Investment & Management Co.-Class A	146,208
5,283	AvalonBay Communities, Inc.	685,047
4,000	BRE Properties, Inc.	193,720
3,300	Camden Property Trust	204,600
3,200	Colonial Properties Trust	65,664
3,100	Education Realty Trust, Inc.	31,868
1,000	Equity Lifestyle Properties, Inc.	66,510
15,000	Equity Residential	853,350
1,170	Essex Property Trust, Inc.	163,788
1,800	Home Properties, Inc.	103,734
1,600	Mid-America Apartment Communities, Inc.	99,792
2,500	Post Properties, Inc.	109,175
1,000	Sun Communities, Inc.	41,390
7,881	UDR, Inc.	197,183

	Total Residential	3,036,099

	Retail — 26.3%
1,984	Acadia Realty Trust	42,041
70	Alexander’s, Inc.	26,561
7,731	CBL & Associates Properties, Inc.	136,298
11,197	DDR Corp.	158,214
3,900	Equity One, Inc.	74,178
2,300	Federal Realty Investment Trust	219,305
17,600	General Growth Properties, Inc.	286,352
1,300	Getty Realty Corp.	22,100
3,500	Glimcher Realty Trust	34,650
20,258	Kimco Realty Corp.	372,342
7,396	Macerich Co. (The)	399,310
3,400	National Retail Properties, Inc.	90,610

See accompanying notes to the financial statements.	3

GMO Real Estate Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Retail — continued
3,300	Ramco-Gershenson Properties Trust	36,531
3,700	Realty Income Corp.	136,493
3,800	Regency Centers Corp.	162,602
536	Rouse Properties, Inc. *	7,842
300	Saul Centers, Inc.	11,358
11,963	Simon Property Group, Inc.	1,620,747
3,200	Tanger Factory Outlet Centers, Inc.	93,696
3,000	Taubman Centers, Inc.	207,210
1,000	Urstadt Biddle Class A	19,020
5,900	Weingarten Realty Investors	146,910

	Total Retail	4,304,370

	Specialized — 27.6%
6,611	DiamondRock Hospitality Co.	65,845
2,600	Entertainment Properties Trust	118,300
4,300	Extra Space Storage, Inc.	113,391
18,500	HCP, Inc.	730,750
9,600	Health Care, Inc.	522,624
1,200	Healthcare Realty Trust, Inc.	24,804
6,100	Hospitality Properties Trust	150,853
19,437	Host Hotels & Resorts, Inc.	306,716
3,200	LaSalle Hotel Properties	85,376
1,200	LTC Properties, Inc.	37,032
6,300	Medical Properties Trust, Inc.	61,236
1,400	National Health Investors, Inc.	65,982
4,100	Omega Healthcare Investors, Inc.	83,517
8,764	Public Storage	1,174,989
8,200	Senior Housing Properties Trust	175,480
1,400	Sovran Self Storage, Inc.	66,514
4,500	Sunstone Hotel Investors, Inc. *	40,410
800	Universal Health Realty Income Trust	30,232
11,904	Ventas, Inc.	665,672

	Total Specialized	4,519,723

	TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $11,735,133)	16,223,146

	TOTAL REAL ESTATE INVESTMENTS (COST $11,735,133)	16,223,146

4	See accompanying notes to the financial statements.

GMO Real Estate Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	MUTUAL FUNDS — 0.8%

	Affiliated Issuers — 0.8%
5,078	GMO U.S. Treasury Fund	126,961

	TOTAL MUTUAL FUNDS (COST $126,966)	126,961

	RIGHTS/WARRANTS — 0.0%

	Retail — 0.0%
536	Rouse Properties, Inc., Rights, Expires 03/16/12 *	—

	TOTAL RIGHTS/WARRANTS (COST $0)	—

	SHORT-TERM INVESTMENTS — 0.4%

	Money Market Funds — 0.4%
69,139	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	69,139

	TOTAL SHORT-TERM INVESTMENTS (COST $69,139)	69,139

	TOTAL INVESTMENTS — 100.2% (Cost $11,931,238)	16,419,246
	Other Assets and Liabilities (net) — (0.2%)	(38,105)

	TOTAL NET ASSETS — 100.0%	$16,381,141

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of February 29, 2012. Note: Yield rounds to 0.00%.

See accompanying notes to the financial statements.	5

GMO Real Estate Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments in unaffiliated issuers, at value (cost $11,804,272) (Note 2)	$16,292,285
Investments in affiliated issuers, at value (cost $126,966) (Notes 2 and 10)	126,961
Dividends receivable	6,076
Receivable for expenses reimbursed by Manager (Note 5)	3,024

Total assets	16,428,346

Liabilities:
Payable to affiliate for (Note 5):
Management fee	4,372
Shareholder service fee	1,988
Trustees and Trust Officers or agents unaffiliated with the Manager	23
Accrued expenses	40,822

Total liabilities	47,205

Net assets	$16,381,141

Net assets consist of:
Paid-in capital	$18,675,325
Accumulated undistributed net investment income	123,444
Accumulated net realized loss	(6,905,636)
Net unrealized appreciation	4,488,008

$16,381,141

Net assets attributable to:
Class III shares	$16,381,141

Shares outstanding:
Class III	1,897,933

Net asset value per share:
Class III	$8.63

6	See accompanying notes to the financial statements.

GMO Real Estate Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Dividends from unaffiliated issuers	$461,024
Dividends from affiliated issuers (Note 10)	68

Total investment income	461,092

Expenses:
Management fee (Note 5)	51,114
Shareholder service fee – Class III (Note 5)	23,234
Audit and tax fees	53,458
Custodian, fund accounting agent and transfer agent fees	5,172
Registration fees	2,900
Legal fees	387
Trustees fees and related expenses (Note 5)	227
Miscellaneous	8,166

Total expenses	144,658
Fees and expenses reimbursed by Manager (Note 5)	(70,051)

Net expenses	74,607

Net investment income (loss)	386,485

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	153,369
Investments in affiliated issuers	(14)
Realized gains distributions from affiliated issuers (Note 10)	42

Net realized gain (loss)	153,397

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	496,705
Investments in affiliated issuers	(5)

Net unrealized gain (loss)	496,700

Net realized and unrealized gain (loss)	650,097

Net increase (decrease) in net assets resulting from operations	$1,036,582

See accompanying notes to the financial statements.	7

GMO Real Estate Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$386,485	$353,532
Net realized gain (loss)	153,397	(2,011,981)
Change in net unrealized appreciation (depreciation)	496,700	6,314,334

Net increase (decrease) in net assets from operations	1,036,582	4,655,885

Distributions to shareholders from:
Net investment income
Class III	(272,629)	(426,840)

Net share transactions (Note 9):
Class III	(118,923)	(2,605,218)

Total increase (decrease) in net assets	645,030	1,623,827

Net assets:
Beginning of period	15,736,111	14,112,284

End of period (including accumulated undistributed net investment income of $123,444 and $77,413, respectively)	$16,381,141	$15,736,111

8	See accompanying notes to the financial statements.

GMO Real Estate Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$8.23		$6.16		$3.34		$7.85		$12.87

Income (loss) from investment operations:
Net investment income (loss)†	0.20		0.18		0.21		0.31		0.40
Net realized and unrealized gain (loss)	0.34		2.11		2.76		(4.40)		(3.29)

Total from investment operations	0.54		2.29		2.97		(4.09)		(2.89)

Less distributions to shareholders:
From net investment income	(0.14)		(0.22)		(0.15)		(0.29)		(0.14)
From net realized gains	—		—		—		(0.13)		(1.99)

Total distributions	(0.14)		(0.22)		(0.15)		(0.42)		(2.13)

Net asset value, end of period	$8.63		$8.23		$6.16		$3.34		$7.85

Total Return(a)	6.76%		38.19%		89.86%		(54.45)%		(24.04)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$16,381		$15,736		$14,112		$8,299		$19,465
Net expenses to average daily net assets	0.48	%(b)	0.48	%(b)	0.48	%(c)	0.48	%(c)	0.48%
Net investment income (loss) to average daily net assets	2.50%		2.50%		4.18%		4.44%		3.78%
Portfolio turnover rate	13%		25%		34%		29%		49%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.45%		0.58%		0.55%		0.41%		0.22%

(a)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.
(b)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	9

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO Real Estate Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks high total return. The Manager seeks to achieve the Fund’s investment objective by investing in investments or groups of investments that the Manager believes will provide higher returns than the MSCI U.S. REIT Index. The Manager uses active investment management methods, which means that investments are bought and sold according to the Manager’s evaluation of companies’ published financial information, securities’ prices, equity and bond markets, and the overall economy.

In selecting investments for the Fund, the Manager may use a combination of quantitative and qualitative investment methods to identify investments that the Manager believes present positive return potential relative to other investments. Some of these methods evaluate individual equities or a group of equities (e.g., equities of companies in a particular industry) based on the ratio of their price to historical financial information, including book value, cash flow and earnings, and forecasted financial information provided by industry analysts. The Manager may compare these ratios to industry or market averages in assessing the relative attractiveness of an investment or a group of investments. Other methods used by the Manager focus on evaluating patterns of price movement or volatility of an investment or group of investments relative to the Fund’s investment universe. The Manager also may adjust the Fund’s portfolio for factors such as position size, industry and sector exposure, and market capitalization.

As a substitute for direct investments, the Manager may use exchange-traded and over-the-counter (“OTC”) derivatives. The Manager also may use derivatives: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund’s investment exposure; and (iii) to effect transactions intended as substitutes for securities lending. Derivatives used may include futures, options and swap contracts. In addition, the Fund may lend its portfolio securities.

The Fund has a fundamental policy to concentrate its investments in real estate-related investments. Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds (the “underlying funds”) or derivatives) at least 80% of its assets in real estate investment trusts (“REITs”) and other real estate-related investments. REITs are managed vehicles that invest in real estate or real estate-related investments (both equity and fixed income securities). The term “real estate-related investments” includes securities of REITs and of companies that derive at least 50% of their revenues and profits from, or have at least 50% of their assets invested in, (i) the development, construction, management, or sale of real estate or (ii) real estate holdings.

10

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

For cash management purposes, the Fund may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund normally does not take temporary defensive positions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

11

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value technique on Level 3 investments: With respect to certain securities for which no current market or quoted prices were available, the Fund deemed those securities to be worthless.

12

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stocks	$16,223,146	$—	$—		$16,223,146
Mutual Funds	126,961	—	—		126,961
Rights/Warrants	—	—	0	*	0	*
Short-Term Investments	69,139	—	—		69,139

Total Investments	16,419,246	—	0	*	16,419,246

Total	$16,419,246	$—	$0	*	$16,419,246

* Represents the interest in securities that were determined to have a value of zero as of February 29, 2012.

All of the Fund’s common stocks held at year end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was less than 0.1% of total net assets.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

13

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to adjustments related to capital loss carryforwards, losses on wash sale transactions and real estate investment trust transactions.

The tax character of distributions declared to shareholders is as follows:

	February 29, 2012	February 28, 2011
Ordinary income (including any net short-term capital gain)	$272,629	$426,840

Total distributions	$272,629	$426,840

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 29, 2012, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$123,444

Other Tax Attributes:
Capital loss carryforwards	$(5,993,574)
Post-October capital loss deferral	$(2)

As of February 29, 2012, the Fund had capital loss carryforwards available to offset future realized gains, if any, to the extent permitted by the Code. Due to recent tax law changes, net capital losses recognized in taxable years beginning after February 28, 2011 shall be carried forward indefinitely and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses realized in years beginning prior to February 28, 2011. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Utilization of the capital loss carryforwards, post-October capital losses, and losses realized subsequent to February 29, 2012, if any,

14

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

could be subject to further limitations imposed by the Code related to share ownership activity. The Fund’s capital loss carryforwards expire as follows:

	Short-Term	Long-Term	Total
February 28, 2017	$(517,045)	Not Applicable	$(517,045)
February 28, 2018	(3,096,414)	Not Applicable	(3,096,414)
February 28, 2019	(2,351,537)	Not Applicable	(2,351,537)
No Expiration Date	—	$(28,578)	$(28,578)

Total	$(5,964,996)	$(28,578)	$(5,993,574)

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$12,843,296	$3,731,669	$(155,719)	$3,575,950

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2009 through February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts.

15

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions paid by real estate investment trusts (“REITs”) in excess of their income are recorded as reductions of the cost of the related investments which increases/decreases the unrealized/realized gains/losses as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (See Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the 1940 Act and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Real Estate Risk — Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in particular markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional market conditions. The value of real estate-related investments also may be affected by changes in interest rates and social and economic trends. REITs are subject to the risk of fluctuations in income from underlying real estate assets, their inability to manage effectively the cash flows generated by those assets, prepayments and defaults by borrowers, and failing to qualify for the special tax treatment granted to REITs under the Internal Revenue Code of 1986 and/or to maintain exempt status under the 1940 Act.

16

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Models that have demonstrated an ability to explain prior market data often fail to accurately predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Focused Investment Risk — Focusing investments in sectors and industries with high positive correlations to one another creates additional risk. The Fund’s concentration in real estate-related investments make the Fund’s net asset value more susceptible to economic, market, political and other developments affecting the real estate industry.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk and counterparty risk.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

17

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Market Risk — Fixed Income Securities — Typically, the market value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.

18

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).

In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposure in excess of its net assets.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

19

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash,

20

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the year.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the year.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the year.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a

21

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses in the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

22

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the year.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in

23

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the year ended February 29, 2012, the Fund held rights and/or warrants received as a result of corporate actions. Rights and/or warrants held by the Fund at the end of the year are listed in the Fund’s Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts		Other contracts	Total
Assets:
Investments, at value (rights and/or warrants)	$—	$—	$—	$0	*	$—	$0	*

Total	$—	$—	$—	$0	*	$—	$0	*

*	Represents the interest in securities that were determined to have a value of zero as of February 29, 2012.

^	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

24

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including shareholder service fees and certain other expenses) exceeds 0.33% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover specified costs that the Fund may incur as a result of investing in U.S. Treasury Fund. These agreements will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $227 and $12, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2012, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expense
< 0.001%	0.00%	< 0.001%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2012 aggregated $2,043,137 and $1,989,517, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

25

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

8.	Principal shareholders and related parties

As of February 29, 2012, 95.37% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, 0.94% of the shares of the Fund were held by senior management of the Manager and GMO Trust officers and 75.05% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class III:	Shares	Amount	Shares	Amount
Shares sold	14,621	$119,415	17,112	$132,325
Shares issued to shareholders in reinvestment of distributions	1,499	11,981	2,375	15,703
Shares repurchased	(30,011)	(250,319)	(399,558)	(2,753,246)

Net increase (decrease)	(13,891)	$(118,923)	(380,071)	$(2,605,218)

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO U.S. Treasury Fund	$201,043	$634,000	$708,062	$68	$42	$126,961

26

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Real Estate Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

27

GMO Real Estate Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table below for each class provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

28

GMO Real Estate Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *

Class III
1) Actual	0.48%	$1,000.00	$1,071.00	$2.47
2) Hypothetical	0.48%	$1,000.00	$1,022.48	$2.41

*	Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

29

GMO Real Estate Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

30

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

31

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

32

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 –present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 –present).

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

33

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011–present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 –present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 –present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 –present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

34

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.

Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel
(February 2006 –

December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President-Law and Clerk	Chief Legal Officer since October 2010; Vice President-Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 – present), Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

35

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

36

GMO Resources Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Resources Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the Quantitative Equity Division while the overall management and strategic direction of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Since inception on December 28, 2011, Class III shares of GMO Resources Fund returned +14.8% for the period ended February 29, 2012, as compared with +12.4% for the MSCI ACWI (All Country World Index) Index.

Relative to the index, stock selection was the primary driver of the outperformance. Those stocks chosen within Energy and Materials added value. Overweight positions in metals and mining companies KGHM Polska Miedz in Poland and Rio Tinto in Australia were positive contributors. Holdings in oil companies Royal Dutch Shell in the U.K. and Repsol in Spain were among the detractors.

Country selection added value primarily from the overweight exposure to emerging markets, which outperformed.

Sector selection (as a result of stock selection) detracted 0.3%. Selection benefited from underweights to Consumer Staples and Health Care, but an underweight to Financials detracted from relative performance.

Currency selection had minimal impact.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in

GMO Resources Fund Class III Shares and the MSCI ACWI Index

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .30% on the purchase and .30% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

MSCI	data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO Resources Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	93.0%
Preferred Stocks	3.5
Short-Term Investments	3.1
Other	0.4

100.0%

Country Summary*	% of Equity Investments
United States	20.5%
Japan	15.4
United Kingdom	14.6
Russia	6.9
Brazil	6.0
China	5.4
Norway	4.9
Canada	4.6
France	3.6
Spain	2.9
Italy	2.2
Singapore	2.1
Czech Republic	1.7
Thailand	1.1
Australia	1.0
Poland	1.0
Austria	0.8
Chile	0.6
South Africa	0.6
Sweden	0.6
Germany	0.5
Denmark	0.4
India	0.4
Indonesia	0.4
Israel	0.4
Switzerland	0.4
Hungary	0.3
Mexico	0.2
Netherlands	0.2

1

GMO Resources Fund

(A Series of GMO Trust)

Investments Concentration Summary — (Continued)

February 29, 2012 (Unaudited)

Country Summary*	% of Equity Investments
South Korea	0.2%
Greece	0.1

100.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

Industry Group Summary	% of Equity Investments**
Energy	47.9%
Materials	28.9
Capital Goods	13.2
Utilities	5.7
Food, Beverage & Tobacco	4.3

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

2

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	COMMON STOCKS — 93.0%

	Australia — 1.0%
14,415	Incitec Pivot Ltd	50,092
5,009	Nufarm Ltd *	25,239
1,828	Panoramic Resources Ltd	2,579

	Total Australia	77,910

	Austria — 0.8%
1,240	OMV AG	46,064
559	Verbund AG	15,659

	Total Austria	61,723

	Brazil — 2.7%
1,600	Cosan SA Industria e Comercio	28,650
3,600	Fibria Celulose SA	32,599
5,400	Petroleo Brasileiro SA (Petrobras)	80,815
3,200	Vale SA	81,153

	Total Brazil	223,217

	Canada — 4.5%
700	Agrium Inc	59,554
600	Calfrac Well Services Ltd	19,605
800	Encana Corp	16,300
900	Ensign Energy Services Inc	16,036
1,800	First Quantum Minerals Ltd	41,187
600	Flint Energy Services Ltd *	15,111
500	Husky Energy Inc.	13,507
400	Inmet Mining Corp	27,159
2,600	Lundin Mining Corp *	13,612
3,800	Migao Corp *	14,517
600	Nexen Inc	12,231
1,600	Precision Drilling Corp *	19,372
1,600	Quadra FNX Mining Ltd *	24,240

See accompanying notes to the financial statements.	3

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Canada — continued
4,000	Sherritt International Corp	24,539
1,100	Teck Resources Ltd Class B	44,047

	Total Canada	361,017

	Chile — 0.5%
24,714	Empresa Nacional de Electricidad SA	43,675

	China — 5.2%
28,000	China BlueChemical Ltd Class H	21,805
13,000	China Coal Energy Co Ltd Class H	16,586
12,000	China Oilfield Services Ltd Class H	20,889
60,000	China Petroleum & Chemical Corp Class H	68,166
14,500	China Shenhua Energy Co Ltd Class H	66,437
17,000	CNOOC Ltd	38,514
16,000	First Tractor Co Ltd Class H	18,671
7,700	Inner Mongolia Yitai Coal Co Class B	43,495
44,000	PetroChina Co Ltd Class H	66,090
24,000	Yanzhou Coal Mining Co Ltd Class H	59,306

	Total China	419,959

	Czech Republic — 1.6%
3,046	CEZ AS	131,265

	Denmark — 0.4%
584	Auriga Industries Class B	8,526
2,224	Vestas Wind Systems A/S *	22,824

	Total Denmark	31,350

	France — 3.5%
3,472	Electricite de France SA	86,272
3,463	Total SA	193,722

	Total France	279,994

4	See accompanying notes to the financial statements.

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Germany — 0.4%
609	Aurubis AG	36,223

	Greece — 0.1%
2,995	Mytilineos Holdings SA *	10,886

	Hungary — 0.3%
308	MOL Hungarian Oil and Gas Plc *	26,534

	India — 0.4%
3,090	Sterlite Industries India Ltd ADR	30,653

	Indonesia — 0.4%
109,500	Bumi Resources Tbk PT	29,580

	Israel — 0.4%
2,983	Israel Chemicals Ltd	31,304

	Italy — 2.1%
5,758	ENI SPA	132,430
3,888	Fiat Industrial SPA *	41,352

	Total Italy	173,782

	Japan — 14.9%
8,000	Ajinomoto Co Inc	94,210
3,000	Dowa Holdings Co Ltd	19,851
3	INPEX Corp	21,287
11,300	Itochu Corp	128,617
14,000	Kubota Corp	137,706
1,400	Kurita Water Industries Ltd	36,076
14,000	Marubeni Corp	100,104
9,000	Mitsubishi Materials Corp	29,169
6,300	Mitsubishi Corp	154,824
14,000	Mitsui Sugar Co Ltd	48,910
9,100	Mitsui & Co Ltd	156,852

See accompanying notes to the financial statements.	5

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Japan — continued
12,000	Mitsui Mining & Smelting Co Ltd	36,586
2,000	Nihon Nohyaku Co Ltd	8,632
9,500	Nippon Coke & Engineering Co Ltd	14,768
3,000	Pacific Metals Co Ltd	16,380
8,300	Sumitomo Corp	123,194
4,000	Sumitomo Metal Mining Co Ltd	59,533
4,000	Toho Zinc Co Ltd	17,655

	Total Japan	1,204,354

	Mexico — 0.2%
5,100	Grupo Mexico SAB de CV Class B	16,065

	Netherlands — 0.2%
959	SBM Offshore NV	17,375

	Norway — 4.8%
1,069	Aker Solutions ASA	18,526
642	Fred Olsen Energy ASA	26,974
2,558	ProSafe SE	22,406
848	Seadrill Ltd	35,114
3,522	Songa Offshore SE *	14,425
3,340	Statoil ASA	95,263
986	TGS Nopec Geophysical Co ASA	28,464
2,954	Yara International ASA	144,808

	Total Norway	385,980

	Poland — 1.0%
1,632	KGHM Polska Miedz SA	77,621
195	Polskie Gornictwo Naftowe i Gazownictwo SA	229

	Total Poland	77,850

	Russia — 6.2%
12,656	Gazprom OAO Sponsored ADR	167,560
1,731	Lukoil OAO Sponsored ADR	110,954

6	See accompanying notes to the financial statements.

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Russia — continued
2,810	MMC Norilsk Nickel JSC ADR	55,633
7,731	Rosneft OJSC GDR (Registered Shares)	59,719
3,198	Surgutneftegas Sponsored ADR	33,854
1,016	Tatneft Sponsored ADR	40,551
791	Uralkali Sponsored GDR (Registered Shares)	32,118

	Total Russia	500,389

	Singapore — 2.1%
287,000	Golden Agri-Resources Ltd	166,912

	South Africa — 0.5%
562	Exxaro Resources Ltd	15,696
551	Sasol Ltd	29,278

	Total South Africa	44,974

	South Korea — 0.2%
47	Korea Zinc Co Ltd	18,345

	Spain — 2.8%
3,407	Endesa SA	69,886
15,971	Iberdrola SA	94,361
2,365	Repsol YPF SA	61,592

	Total Spain	225,839

	Sweden — 0.6%
2,825	Boliden AB	49,315

	Switzerland — 0.3%
514	Transocean Ltd/Switzerland	27,438

	Thailand — 1.1%
2,400	Banpu Pcl (Foreign Registered) (a)	51,231
3,000	PTT Pcl (Foreign Registered) (a)	35,860

	Total Thailand	87,091

See accompanying notes to the financial statements.	7

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	United Kingdom — 14.0%
2,650	Anglo Pacific Group Plc	14,009
2,389	Anglo American Plc	100,708
2,705	BHP Billiton Plc	87,487
20,225	BP Plc	158,252
2,849	Eurasian Natural Resources Corp Plc	31,605
1,492	Hargreaves Services Plc	29,409
1,778	Kazakhmys Plc	31,301
4,356	Rio Tinto Plc	247,113
4,164	Royal Dutch Shell Plc A Shares (London)	151,513
3,555	Royal Dutch Shell Plc B Shares (London)	131,773
1,381	Vedanta Resources Plc	31,559
6,482	Xstrata Plc	123,735

	Total United Kingdom	1,138,464

	United States — 19.8%
700	AGCO Corp. *	36,141
800	American Vanguard Corp.	13,216
400	Apache Corp.	43,172
500	Atwood Oceanics Inc. *	23,780
600	CF Industries Holdings Inc.	111,600
1,400	Chesapeake Energy Corp.	35,000
2,000	Chevron Corp.	218,240
2,800	Cloud Peak Energy Inc. *	49,616
2,000	ConocoPhillips	153,100
900	Deere & Co.	74,637
200	Devon Energy Corp.	14,662
600	Diamond Offshore Drilling Inc.	41,082
2,200	Exxon Mobil Corp.	190,300
2,500	Freeport–McMoRan Copper & Gold Inc.	106,400
1,700	Green Plains Renewable Energy Inc. *	19,295
1,400	Helix Energy Solutions Group Inc. *	26,936
700	Hess Corp.	45,444
400	Hornbeck Offshore Services Inc. *	16,300
2,600	James River Coal Co. *	14,898

8	See accompanying notes to the financial statements.

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	United States — continued
1,800	Marathon Oil Corp.	61,002
1,200	McDermott International, Inc. *	15,672
300	Mosaic Co. (The)	17,325
400	Murphy Oil Corp.	25,576
1,700	Nabors Industries Ltd. *	37,026
1,400	Noble Corp *	56,252
200	Occidental Petroleum Corp.	20,874
100	Parker Drilling Co. *	633
800	Patterson-UTI Energy Inc.	15,536
300	Peabody Energy Corp.	10,464
400	Rowan Cos Inc. *	14,748
300	Scotts Miracle-Gro Co. (The)-Class A	14,052
200	SEACOR Holdings Inc. *	19,776
500	Stone Energy Corp. *	15,975
100	Tetra Technologies Inc. *	909
300	Tidewater Inc.	17,850
500	Unit Corp. *	23,785

	Total United States	1,601,274

	TOTAL COMMON STOCKS (COST $6,723,519)	7,530,737

	PREFERRED STOCKS — 3.5%

	Brazil — 3.0%
6,800	Petroleo Brasileiro SA (Petrobras) 0.49%	96,264
6,100	Vale SA 2.36%	150,968

	Total Brazil	247,232

	Russia — 0.5%
58,840	Surgutneftegaz OJSC 6.09%	40,001

	TOTAL PREFERRED STOCKS (COST $236,095)	287,233

See accompanying notes to the financial statements.	9

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value		Description	Value ($)

		SHORT-TERM INVESTMENTS — 3.1%

		Time Deposits — 3.1%
CAD	17,722	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.24%, due 03/01/12	17,806
USD	234,398	Royal Bank of Scotland (London) Time Deposit, 0.03%, due 03/01/12	234,398

		Total Time Deposits	252,204

		TOTAL SHORT-TERM INVESTMENTS (COST $252,204)	252,204

		TOTAL INVESTMENTS — 99.6% (Cost $7,211,818)	8,070,174
		Other Assets and Liabilities (net) — 0.4%	30,424

		TOTAL NET ASSETS — 100.0%	$8,100,598

Notes to Schedule of Investments:

ADR - American Depositary Receipt

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

Currency Abbreviations:

CAD - Canadian Dollar

USD - United States Dollar

10	See accompanying notes to the financial statements.

GMO Resources Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments, at value (cost $7,211,818) (Note 2)	$8,070,174
Foreign currency, at value (cost $11,189) (Note 2)	11,148
Receivable for investments sold	35,916
Dividends receivable	15,614
Foreign taxes receivable	102
Receivable for expenses reimbursed by Manager (Note 5)	56,180
Miscellaneous receivable	409

Total assets	8,189,543

Liabilities:
Payable to affiliate for (Note 5):
Management fee	3,153
Shareholder service fee	946
Trustees and Trust Officers or agents unaffiliated with the Manager	10
Miscellaneous payable	325
Accrued expenses	84,511

Total liabilities	88,945

Net assets	$8,100,598

Net assets consist of:
Paid-in capital	$7,136,448
Accumulated undistributed net investment income	5,228
Accumulated net realized gain	100,477
Net unrealized appreciation	858,445

$8,100,598

Net assets attributable to:
Class III shares	$8,100,598

Shares outstanding:
Class III	352,829

Net asset value per share:
Class III	$22.96

See accompanying notes to the financial statements.	11

GMO Resources Fund

(A Series of GMO Trust)

Statement of Operations — Period from December 28, 2011 (commencement of operations) through February 29, 2012

Investment Income:
Dividends (net of withholding taxes of $446)	$19,389
Interest	62

Total investment income	19,451

Expenses:
Management fee (Note 5)	6,372
Shareholder service fee – Class III (Note 5)	1,912
Audit and tax fees	53,327
Custodian and fund accounting agent fees	17,406
Transfer agent fees	6,793
Registration fees	1,962
Legal fees	92
Miscellaneous	19,760

Total expenses	107,624
Fees and expenses reimbursed by Manager (Note 5)	(98,055)

Net expenses	9,569

Net investment income (loss)	9,882

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	101,630
Foreign currency, forward contracts and foreign currency related transactions	(5,807)

Net realized gain (loss)	95,823

Change in net unrealized appreciation (depreciation) on:
Investments	858,356
Foreign currency, forward contracts and foreign currency related transactions	89

Net unrealized gain (loss)	858,445

Net realized and unrealized gain (loss)	954,268

Net increase (decrease) in net assets resulting from operations	$964,150

12	See accompanying notes to the financial statements.

GMO Resources Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

Period from December 28, 2011 (commencement of operations) through February 29, 2012
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$9,882
Net realized gain (loss)	95,823
Change in net unrealized appreciation (depreciation)	858,445

Net increase (decrease) in net assets from operations	964,150

Net share transactions (Note 9):
Class III	7,115,038
Purchase premiums and redemption fees (Notes 2 and 9):
Class III	21,410

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	7,136,448

Total increase (decrease) in net assets	8,100,598

Net assets:
Beginning of period	—

End of period (including accumulated undistributed net investment income of $5,228)	$8,100,598

See accompanying notes to the financial statements.	13

GMO Resources Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout the period)

	Period from December 28, 2011 (commencement of operations) through February 29, 2012
Net asset value, beginning of period	$20.00

Income (loss) from investment operations:
Net investment income (loss)†	0.03
Net realized and unrealized gain (loss)	2.93

Total from investment operations	2.96

Net asset value, end of period	$22.96

Total Return(a)	14.80	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$8,101
Net expenses to average daily net assets	0.75	%*
Net investment income (loss) to average daily net assets	0.78	%*
Portfolio turnover rate	15	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	7.69	%*
Purchase premiums consisted of the following per share amounts (Note 2):†	$0.06

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

14	See accompanying notes to the financial statements.

GMO Resources Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO Resources Fund (the “Fund”), which commenced operations on December 28, 2011, is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund’s investment objective is total return. The Manager seeks to achieve the Fund’s investment objective by investing in the securities of companies in the natural resources sector. The Fund has a fundamental policy to concentrate its investments in the natural resources sector. Under normal market conditions, the Fund invests at least 80% of its assets in the securities of companies in the natural resources sector. The Fund considers the “natural resources sector” to include companies that own, produce, refine, process, transport, and market natural resources and companies that provide related equipment, infrastructure, and services. The sector includes, for example, the following industries: integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, base metal production, forest products, farming products, paper products, chemicals, building materials, coal, water, alternative energy sources, and environmental services. In addition to its investments in companies in the natural resources sector, the Fund also may invest up to 20% of its net assets in securities of any type of U.S. or non-U.S. issuer.

The Manager will select investments for the Fund based on the Manager’s assessment of which segments of the natural resources sector offer the best investment opportunities. The Manager’s assessment of the segments of the natural resources sector may be based on the relative attractiveness of individual natural resources, including supply and demand fundamentals and pricing outlook. The Manager may use a combination of quantitative and qualitative investment methods to identify companies and may analyze individual companies based on their financial, operational, and managerial strength and valuation. The Manager may adjust the Fund’s portfolio for factors such as position size, market capitalization, currency exposure, and exposure to groups such as commodity type, industry and sector exposure, and market capitalization.

The Fund may invest in securities of any type, including without limitation, common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and equity income trusts, shares of royalty trusts and master limited partnerships and fixed income securities (including fixed income securities of any maturity and below investment grade securities (commonly referred to as “junk bonds”)). The Fund may invest in the securities of companies of any market capitalization.

15

GMO Resources Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

As a substitute for direct investments in securities of companies in the natural resources sector, the Manager may use exchange-traded and over-the-counter (“OTC”) derivatives and exchange-traded funds (“ETFs”). The Manager also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund’s investment exposure; and (iii) to effect transactions intended as substitutes for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities.

For cash management purposes, the Fund may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 29, 2012, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust

16

GMO Resources Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

represented 1.1% of net assets. The Fund classifies such securities (levels defined below) as Level 3. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing pricing methodologies are modified for the fair value of equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service as of February 29, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	63.8%

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

17

GMO Resources Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs such as fair value adjustments provided by an independent pricing service and applied to equity securities, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives, due to market events that have occurred since the local market close but prior to the close of the NYSE.

Level 3 – Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value technique on Level 3 investments: Certain of the Fund’s securities in Thailand were valued at the local price as adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Common Stocks
Australia	$—	$77,910	$—	$77,910
Austria	—	61,723	—	61,723
Brazil	223,217	—	—	223,217
Canada	361,017	—	—	361,017
Chile	43,675	—	—	43,675
China	—	419,959	—	419,959
Czech Republic	—	131,265	—	131,265
Denmark	—	31,350	—	31,350
France	—	279,994	—	279,994
Germany	—	36,223	—	36,223
Greece	—	10,886	—	10,886
Hungary	—	26,534	—	26,534
India	30,653	—	—	30,653
Indonesia	—	29,580	—	29,580
Israel	—	31,304	—	31,304
Italy	—	173,782	—	173,782

18

GMO Resources Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Japan	$—	$1,204,354	$—	$1,204,354
Mexico	16,065	—	—	16,065
Netherlands	—	17,375	—	17,375
Norway	—	385,980	—	385,980
Poland	—	77,850	—	77,850
Russia	—	500,389	—	500,389
Singapore	—	166,912	—	166,912
South Africa	—	44,974	—	44,974
South Korea	—	18,345	—	18,345
Spain	—	225,839	—	225,839
Sweden	—	49,315	—	49,315
Switzerland	—	27,438	—	27,438
Thailand	—	—	87,091	87,091
United Kingdom	—	1,138,464	—	1,138,464
United States	1,601,274	—	—	1,601,274

TOTAL COMMON STOCKS	2,275,901	5,167,745	87,091	7,530,737

Preferred Stocks
Brazil	247,232	—	—	247,232
Russia	—	40,001	—	40,001

TOTAL PREFERRED STOCKS	247,232	40,001	—	287,233

Short-Term Investments	252,204	—	—	252,204

Total Investments	2,775,337	5,207,746	87,091	8,070,174

Total	$2,775,337	$5,207,746	$87,091	$8,070,174

The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was 1.1% of total net assets.

For the period ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

19

GMO Resources Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2011	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into level 3*	Transfer out of level 3*	Balances as of February 29, 2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 29, 2012
Common Stocks
Thailand	$—	$72,649	$(2,261)	$—	$274	$16,429	$—	$—	$87,091	$16,429

Total	$—	$72,649	$(2,261)	$—	$274	$16,429	$—	$—	$87,091	$16,429

*	The Fund accounts for investments transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

20

GMO Resources Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the period ended February 29, 2012, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to foreign currency and passive foreign investment company transactions.

As of February 29, 2012, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$107,921

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$7,214,034	$886,904	$(30,764)	$856,140

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement

21

GMO Resources Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the period ended February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds.

Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s custodian and fund accounting agent. State Street Bank and Trust Company (“State Street”) serves as the Fund’s transfer agent. BBH’s and State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

For the period ended February 29, 2012, the premium on cash purchases and the fee on cash redemptions of Fund shares were each 0.30% of the amount invested or redeemed. Purchase premiums and redemption fees are paid to and retained by the Fund and are allocated pro rata among the classes to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties

22

GMO Resources Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds) as a result of the purchase or redemption, by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Fund’s net share transactions. Such fees are recorded as a component of the Fund’s net share transactions. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time.

Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).

If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion.

The Manager may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

The Manager will waive or reduce the purchase premium when securities are used to purchase the Fund’s shares except to the extent that the Fund incurs transaction costs (e.g., stamp duties or transfer fees) in connection with the transfer of those securities. The Fund may waive or reduce redemption fees when it uses portfolio securities to redeem its shares. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may nonetheless charge a redemption fee equal to known or estimated costs.

Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Natural Resources Risk — By concentrating its investments in the natural resources sector, the Fund is subject to greater risks than a fund that invests in a wider variety of industries. The Fund is particularly

23

GMO Resources Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

exposed to adverse developments affecting issuers in the natural resources sector. In addition, the securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand factors. As a result, companies in the natural resources sector often have limited pricing power over supplies or for the products they sell which can affect their profitability. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, the natural resources sector can be especially affected by events relating to international political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. The Fund’s concentration in the securities of companies with substantial natural resource assets will expose the Fund to the price movements of natural resources to a greater extent than a more broadly diversified mutual fund. Because the Fund invests primarily in this economic sector, there is the risk that the Fund will perform poorly during an economic downturn or a slump in demand for natural resources.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. In particular, the Fund is subject to the risk that the Manager will identify a segment of the natural resources sector that will appreciate but that the Fund will not be able to benefit from that appreciation because the Manager is not able to gain exposure to that segment or because the Manager invests in companies whose security valuations do not correlate with that segment of the natural resources sector. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

24

GMO Resources Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Focused Investment Risk — Focusing investments in sectors and industries with high positive correlations to one another creates additional risk. The Fund’s concentration in the natural resources sector makes the Fund’s net asset value more susceptible to economic, market, political and other developments affecting the natural resources sector.

• Non-U.S. Investment Risk — The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to non-U.S. taxes on capital gains or other income payable on non-U.S. securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many non-U.S. markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some non-U.S. markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s non-U.S. currency holdings and investments denominated in non-U.S. currencies.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

25

GMO Resources Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and mid-cap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in non-U.S. and U.S. economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. Below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

26

GMO Resources Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty

27

GMO Resources Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of

28

GMO Resources Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

29

GMO Resources Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

30

GMO Resources Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses in the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

31

GMO Resources Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees) and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such

32

GMO Resources Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

quantities as the Fund would otherwise wish. During the period ended February 29, 2012, the Fund held rights and/or warrants received as a result of corporate actions. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended February 29, 2012^:

	Interest rate	Foreign currency	Credit	Equity	Other	Total

Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$—	$—	$5	$—	$5

Total	$—	$—	$—	$5	$—	$5

^	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (rights and/or warrants), outstanding at each month-end, was as follows for the period ended February 29, 2012.

Rights and/or warrants
Average amount outstanding	3,016	*

*	During the period ended February 29, 2012, the Fund did not hold rights and/or warrants at any month-end, therefore, the average amount outstanding was calculated using daily outstanding absolute values.

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.50% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

33

GMO Resources Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including shareholder service fees and certain other expenses) exceeds 0.60% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover specified costs that the Fund may incur as a result of investing in U.S. Treasury Fund. These agreements will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $0 and $10, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended February 29, 2012 aggregated $7,925,452 and $1,049,247, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, 84.77% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, 92.56% of the shares of the Fund were held by senior management of the Manager and GMO Trust officers and none of the Fund’s shares were held by accounts for which the Manager had investment discretion.

34

GMO Resources Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Period from December 28, 2011 (commencement of operations) through February 29, 2012
Class III:	Shares	Amount
Shares sold	352,829	$7,115,038
Purchase premiums	—	21,410

Net increase (decrease)	352,829	$7,136,448

35

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO Resources Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Resources Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the period December 28, 2011 (commencement of operations) through February 29, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and transfer agent, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

36

GMO Resources Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums; and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, December 28, 2011 through February 29, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs

37

GMO Resources Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred (a)
1) Actual	0.75%	$1,000.00	$1,148.00	$1.39
2) Hypothetical	0.75%	$1,000.00	$1,007.32	$1.30

(a)	For the period December 28, 2011 (commencement of operations) through February 29, 2012. Expense is calculated using the Class’s annualized net expense ratio for the period ended February 29, 2012, multiplied by the average account value over the period, multiplied by 63 days in the period, divided by 366 days in the year.

38

GMO Resources Fund

(A Series of GMO Trust)

Board Review of Management Agreement

February 29, 2012 (Unaudited)

In determining to approve the initial management agreement of the Fund, the Trustees, all but one of whom is not an “interested person” of GMO Trust (the “Trust”), considered information that they believed, in light of the legal advice furnished to them, to be relevant. At meetings on September 8, 2011, September 27, 2011 and November 17, 2011, the Trustees discussed materials provided by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager”) to the Trustees for purposes of considering the Manager’s proposal to establish the Fund as a new series of the Trust and the proposed new management agreement between the Trust, on behalf of the Fund, and the Manager. During the meeting on September 8, 2011, the Trustees met with a member of the Manager’s Asset Allocation Division, the investment division that would be responsible for the strategic direction of the Fund.

At meetings throughout the year, the Trustees had considered information relevant to approval of the Fund’s management agreement, including information provided at meetings with the Manager’s investment advisory personnel (including members of the Manager’s Asset Allocation Division and the Manager’s Quantitative Equity Division, the investment division that would be responsible for day-to-day management of the Fund) with respect to other series of the Trust (collectively, the “funds”). In addition to that information the Trustees considered information provided by the Manager relating to the education, experience, and number of investment professionals and other personnel who would be providing services under the Fund’s management agreement and information concerning the investment philosophy of, and investment process to be applied by, the Manager in managing the Fund’s portfolio and the level of skill required. In evaluating that information, the Trustees focused particularly on the Manager’s internal resources and the time and attention to be devoted by the Manager’s senior management to the Fund. The Trustees considered the business reputation of the Manager and its professional liability insurance coverage.

Since the Fund had not yet commenced operations, the Trustees were unable to consider its performance. However, the Trustees considered the qualifications and experience of the Quantitative Equity Division and Asset Allocation Division personnel, the support those personnel received from the Manager, the investment techniques that would be used by the Manager to manage the Fund’s investments, and the overall competence of the Manager.

The Trustees gave substantial consideration to the fees to be paid to the Manager under the Fund’s management and shareholder servicing agreements. The Trustees considered information prepared by a third-party data service concerning fees paid to managers of funds deemed to have similar objectives. In evaluating the Fund’s management and shareholder servicing fee arrangements, the Trustees took into account the sophistication of the investment techniques to be used to manage the Fund. Since the Fund had not yet commenced operations, the Trustees were unable to review the Manager’s profitability with respect to the Fund. The Trustees did, however, consider how the proposed fees compared to fees paid by other international equity funds of the Trust and so-called “fallout benefits” to the Manager and also possible reputational value to be derived from serving as investment manager to the Fund. The Trustees also considered that the fee to be charged under the Fund’s management agreement would be based on services to be provided by the Manager that would be in addition to, rather than duplicative of, services to be provided under the management agreements of exchange-traded funds (“ETFs”) and other funds, including other funds of the Trust, in which the Fund may invest. As the Fund

39

GMO Resources Fund

(A Series of GMO Trust)

Board Review of Management Agreement — (Continued)

February 29, 2012 (Unaudited)

had not yet commenced operations, the Trustees did not consider possible economies of scale to the Manager associated with managing the Fund. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the agreement, that the management fee to be charged to the Fund was reasonable.

In assessing the nature and quality of the services provided by the Manager, the Trustees considered a range of factors. The Trustees considered the rigor and discipline with which the Manager would be managing the Fund and the extent and quality of the resources, including human resources, to be brought to bear by the Manager. The Trustees also considered the extent and quality of the non-investment advisory services to be provided by the Manager, including financial reporting, legal, compliance and administrative services. The Trustees evaluated the Manager’s record with respect to regulatory compliance and compliance with the investment policies of other funds of the Trust. The Trustees also considered the procedures of the Manager designed to fulfill the Manager’s fiduciary duty to the Fund with respect to possible conflicts of interest, including the Manager’s code of ethics (regulating the personal trading of its officers and employees), the procedures by which the Manager allocates trades among its investment advisory clients, the systems in place to ensure compliance with the foregoing, and the record of the Manager in these matters. The Trustees also took into account information concerning the Manager’s practices with respect to the execution of portfolio transactions that they received over the course of the year. Finally, the Trustees considered the Manager’s practices and record with respect to the resolution of trading, net asset value determination, and other errors.

The Trustees considered the scope of the services to be provided by the Manager to the Fund under the management agreement. The Trustees noted that the Trust’s counsel had advised (and independent legal counsel had confirmed) that, in their experience, the standard of care set forth in the management agreement was typical for mutual fund management agreements. The Trustees noted that the scope of the Manager’s services to the Fund would be consistent with the Fund’s operational requirements, including, in addition to seeking to achieve the Fund’s investment objective, compliance with the Fund’s investment restrictions, tax and reporting requirements, and shareholder services. The Trustees considered the Manager’s oversight of non-advisory services to be provided by persons other than the Manager, considering, among other things, the Fund’s estimated total expenses, the Manager’s proposed contractual expense reimbursement arrangement with respect to the Fund, and the reputation of the Fund’s other service providers.

After reviewing these factors, among others, the Trustees concluded, within the context of their overall conclusions regarding the agreement, that the nature, extent, and quality of services to be provided supported the approval of the Fund’s management agreement.

Following their review, on November 17, 2011, the Trustees who were not “interested persons” of the Trust, in their capacity as such, and then all Trustees voting together, based on their evaluation of all factors that they deemed to be material, including those factors described above, approved the Fund’s initial management agreement for an initial period ending on the second anniversary of the agreement’s execution.

40

GMO Resources Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

41

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

42

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 –2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

43

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 –present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.

Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company

(January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

44

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.

Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 –

present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President – Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 – present), Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006-present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

45

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

46

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Short-Duration Collateral Fund (SDCF) returned +0.1% for the fiscal year ended February 29, 2012, as compared with +0.6% for the J.P. Morgan U.S. 3 Month Cash Index.

SDCF underperformed its benchmark during the fiscal year by 0.4%, with negative performance attributable to the spread widening in some asset-backed security holdings.

Overall, asset-backed securities holdings detracted during the fiscal year. While many asset-backed securities performed well, spreads on U.S. government guaranteed student loans widened in connection with the U.S. Treasury downgrade. Further, subprime mortgages were impacted negatively throughout the fiscal year. SDCF’s asset-backed holdings experienced credit downgrades during the fiscal year: SDCF had 49 securities downgraded during the fiscal year, representing 13% of its market value from the beginning of the period. At fiscal year-end, about 34% of SDCF’s portfolio was rated AAA, 61% of the portfolio was rated single-A or better, and 25% of the portfolio was rated below BBB.

During the fiscal year ended February 29, 2012, the Fund did not pursue an active investment program.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in

GMO Short-Duration Collateral Fund and the J.P. Morgan U.S. 3 Month Cash Index

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, please call (617) 330-7500. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2012. All information is unaudited.

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary	% of Total Net Assets
Debt Obligations	98.4%
Short-Term Investments	1.5
Other	0.1

100.0%

Industry Sector Summary	% of Debt Obligations
Residential Asset-Backed Securities (United States)	22.7%
CMBS	10.7
Credit Cards	10.5
Student Loans	8.5
Residential Mortgage-Backed Securities (European)	7.5
Insured Other	6.2
Business Loans	6.1
Residential Mortgage-Backed Securities (Australian)	5.7
Insured Auto Financing	4.2
Auto Financing	3.1
CMBS Collateralized Debt Obligations	3.0
Corporate Collateralized Debt Obligations	2.9
U.S. Government Agency	2.6
Insured Residential Mortgage-Backed Securities (United States)	1.2
Airlines	1.2
Insured Residential Asset-Backed Securities (United States)	1.0
Insured High Yield Collateralized Debt Obligations	1.0
Insured Time Share	0.9
Rate Reduction Bonds	0.4
Insured Transportation	0.2
Residential Mortgage-Backed Securities (United States)	0.2
Time Share	0.1
Insured Business Loans	0.1

100.0%

1

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 98.4%

	Asset-Backed Securities — 95.8%
	Airlines — 1.1%
15,899,466	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.73%, due 05/15/24	7,591,995
5,225,029	Continental Airlines, Inc., Series 99-1A, 6.55%, due 02/02/19	5,603,844

	Total Airlines	13,195,839

	Auto Financing — 3.0%
2,157,146	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.60%, due 07/15/14	2,161,870
12,923,769	Carmax Auto Owner Trust, Series 08-2, Class A4B, 1 mo. LIBOR + 1.65%, 1.90%, due 08/15/13	12,985,803
3,624,483	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	3,630,644
2,828,072	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.11%, due 11/10/14	2,830,334
7,787,489	Ford Credit Auto Owner Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 2.00%, 2.25%, due 03/15/13	7,807,970
5,901,625	Wachovia Auto Owner Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.15%, 1.40%, due 03/20/14	5,916,733

	Total Auto Financing	35,333,354

	Business Loans — 6.1%
2,466,186	ACAS Business Loan Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .14%, 0.64%, due 08/16/19	2,429,193
2,295,377	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .36%, 0.60%, due 04/25/34	1,801,871
1,905,714	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.61%, due 01/25/35	1,486,457
7,809,346	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.63%, due 01/25/36	5,115,122
7,587,448	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, 1 mo. LIBOR + .24%, 0.48%, due 07/25/37	4,742,155
29,064,176	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.54%, due 12/25/37	21,507,490
5,221,704	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.24%, due 05/28/39	1,819,764

2	See accompanying notes to the financial statements.

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	Business Loans — continued
5,443,904	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.54%, due 05/28/39	1,652,225
9,406,833	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.24%, due 02/28/40	5,644,100
2,442,293	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.54%, due 05/15/32	2,161,430
4,803,930	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.49%, due 11/15/33	3,939,223
5,983,402	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.49%, due 02/25/30	5,113,714
3,540,130	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.49%, due 09/25/30	2,685,330
12,204,330	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.09%, due 10/25/37	9,918,459

	Total Business Loans	70,016,533

	CMBS — 10.5%
9,036,793	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, 1 mo. LIBOR + .12%, 0.37%, due 07/15/44	8,969,017
32,300,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.38%, due 12/15/20	29,716,000
6,256,599	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	6,256,599
12,881,964	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, 5.33%, due 03/10/44	12,881,964
13,350,297	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	13,515,090
5,274,856	GS Mortgage Securities Corp., Series 07-EOP, Class A1, 144A, 1 mo. LIBOR + .35%, 1.10%, due 03/06/20	5,235,295
6,300,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .51%, 1.26%, due 03/06/20	6,217,470
2,284,684	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 5.86%, due 04/15/45	2,286,284
17,752,764	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.62%, due 05/12/39	17,752,764
4,955,926	Morgan Stanley Capital I, Series 06-IQ11, Class A3, 5.70%, due 10/15/42	5,066,740
15,067,090	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.34%, due 09/15/21	14,313,735

	Total CMBS	122,210,958

See accompanying notes to the financial statements.	3

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	CMBS Collateralized Debt Obligations — 2.9%
4,398,348	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.29%, due 11/23/52	43,984
5,360,585	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, 3 mo. LIBOR + .35%, 0.92%, due 06/28/19	4,931,738
8,901,488	G-Force LLC, Series 05-RR2, Class A2, 144A, 5.16%, due 12/25/39	8,456,414
217,452	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .32%, 0.56%, due 08/26/30	216,908
25,474,260	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.57%, due 05/25/46	20,379,408

	Total CMBS Collateralized Debt Obligations	34,028,452

	Corporate Collateralized Debt Obligations — 2.9%
34,200,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.85%, due 06/20/13	33,310,800

	Credit Cards — 10.4%
7,700,000	Capital One Multi-Asset Execution Trust, Series 07-A4, Class A4, 1 mo. LIBOR + .03%, 0.28%, due 03/16/15	7,700,000
39,000,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.50%, due 09/15/17	39,088,140
46,600,000	Chase Issuance Trust, Series 05-A6, Class A6, 1 mo. LIBOR + .07%, 0.32%, due 07/15/14	46,600,000
16,400,000	Discover Card Master Trust I, Series 05-4, Class A2, 1 mo. LIBOR + .09%, 0.34%, due 06/16/15	16,397,437
10,600,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.38%, due 02/15/17	10,538,202

	Total Credit Cards	120,323,779

	Insured Auto Financing — 4.1%
5,051,198	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.06%, due 06/06/14	5,049,537
10,691,780	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.76%, due 03/08/16	10,657,566
31,845,546	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.45%, due 07/14/14	31,976,113

	Total Insured Auto Financing	47,683,216

4	See accompanying notes to the financial statements.

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	Insured Business Loans — 0.1%
2,056,808	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.68%, due 10/25/30	1,491,186

	Insured High Yield Collateralized Debt Obligations § — 1.0%
12,988,462	Augusta Funding Ltd., Series 10A, Class F1, 144A, CapMAC, 3mo. LIBOR + .25%, 0.83%, due 06/30/17(a)	11,477,957

	Insured Other — 6.1%
45,300,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	45,385,617
9,081,736	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.45%, due 09/15/41	8,013,922
8,577,517	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.45%, due 12/15/41	7,603,835
8,761,410	TIB Card Receivables Fund, Series 2005-B,144A, FGIC, 3 mo. LIBOR + .25%, 0.83%, due 01/05/14	7,184,356
2,988,000	Toll Road Investment Part II, Series 1999B, 144A, MBIA, Zero Coupon, due 02/15/30	417,424
26,300,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	1,709,500

	Total Insured Other	70,314,654

	Insured Residential Asset-Backed Securities (United States) ¿ — 1.0%
2,045,711	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.66%, due 07/25/34	1,677,483
2,312,925	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, 1 mo. LIBOR + .38%, 0.62%, due 12/25/33	1,954,422
647,423	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.57%, due 03/25/34	504,990
9,796,396	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.46%, due 11/25/35	7,445,261

	Total Insured Residential Asset-Backed Securities (United States)	11,582,156

	Insured Residential Mortgage-Backed Securities (United States) — 1.1%
415,687	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.58%, due 10/25/34	269,781

See accompanying notes to the financial statements.	5

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	Insured Residential Mortgage-Backed Securities (United States) — continued
920,382	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.57%, due 01/25/35	584,443
8,662,297	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.40%, due 06/15/37	5,484,100
4,570,834	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, 1 mo. LIBOR + .23%, 0.47%, due 10/25/34	3,407,099
227,681	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, 1 mo. LIBOR + .23%, 0.70%, due 07/25/29	155,918
267,495	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.81%, due 08/15/30	165,609
523,219	Lehman ABS Corp., Series 04-2, Class A, AMBAC, 1 mo. LIBOR + .22%, 0.68%, due 06/25/34	366,253
119,454	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.53%, due 12/25/32	47,782
2,999,092	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.43%, due 11/25/35	2,739,670

	Total Insured Residential Mortgage-Backed Securities (United States)	13,220,655

	Insured Time Share — 0.9%
1,693,839	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.40%, due 05/20/18	1,685,085
1,998,981	Sierra Receivables Funding Co., Series 07-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .15%, 0.40%, due 03/20/19	1,930,890
6,784,475	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.25%, due 09/20/19	6,615,968

	Total Insured Time Share	10,231,943

	Insured Transportation — 0.2%
2,795,000	GE Seaco Finance SRL, Series 04-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .30%, 0.55%, due 04/17/19	2,718,138

	Rate Reduction Bonds — 0.4%
5,075,957	PG&E Energy Recovery Funding LLC, Series 05-1, Class A4, 4.37%, due 06/25/14	5,101,337

6	See accompanying notes to the financial statements.

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	Residential Asset-Backed Securities (United States)¿— 22.3%
977,554	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, 1 mo. LIBOR + .39%, 0.63%, due 01/25/35	773,489
2,421,753	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.38%, due 02/25/36	702,308
5,180,279	ACE Securities Corp., Series 06-ASP2, Class A2C, 1 mo. LIBOR + .18%, 0.42%, due 03/25/36	4,144,223
1,934,862	ACE Securities Corp., Series 06-ASP4, Class A2B, 1 mo. LIBOR + .10%, 0.34%, due 08/25/36	1,818,771
20,105,609	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.42%, due 10/25/36	6,031,683
4,367,348	ACE Securities Corp., Series 06-CW1, Class A2B, 1 mo. LIBOR + .10%, 0.34%, due 07/25/36	4,258,164
5,213,708	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.40%, due 05/25/36	2,769,782
1,661,835	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.33%, due 06/25/36	1,537,197
10,509,001	ACE Securities Corp., Series 06-OP1, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 04/25/36	6,357,945
3,427,001	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.56%, due 09/25/35	1,096,640
7,380,243	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.34%, due 06/25/36	1,088,586
8,578,790	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.41%, due 06/25/36	1,179,584
5,252,636	ACE Securities Corp., Series 07-HE1, Class A2A, 1 mo. LIBOR + .09%, 0.33%, due 01/25/37	1,444,475
2,935,538	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.31%, due 11/25/36	880,661
11,866,463	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.44%, due 05/25/37	622,989
2,899,448	Argent Securities, Inc., Series 04-W8, Class A5, 1 mo. LIBOR + .52%, 1.28%, due 05/25/34	2,528,410
49,512,018	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 07/25/36	13,259,937
7,568,490	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.35%, due 09/25/36	2,410,564

See accompanying notes to the financial statements.	7

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	Residential Asset-Backed Securities (United States) — continued
10,218,132	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.43%, due 03/25/36	3,423,074
283,626	Argent Securities, Inc., Series 06-W4, Class A2B, 1 mo. LIBOR + .11%, 0.35%, due 05/25/36	90,335
8,172,070	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 06/25/36	2,237,104
9,307,986	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.39%, due 10/25/36	5,840,761
16,891,477	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.46%, due 05/25/37	13,851,011
3,284,326	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.35%, due 11/25/36	2,061,900
8,500,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.44%, due 11/25/36	930,750
2,049,631	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.56%, due 02/25/37	325,686
816,823	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A1, 1 mo. LIBOR + .12%, 0.36%, due 02/25/37	801,630
38,100,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.44%, due 02/25/37	22,254,210
8,264,339	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.40%, due 06/25/36	6,652,793
142,420	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.78%, due 04/25/33	128,178
59,770	Citigroup Mortgage Loan Trust, Inc., Series 04-OPT1, Class A1B, 1 mo. LIBOR + .41%, 0.65%, due 10/25/34	56,931
12,100,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.40%, due 12/25/36	4,235,000
35,154,999	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.38%, due 02/25/37	26,981,462
416,444	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.54%, due 04/25/34	292,747
10,817,852	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.40%, due 04/25/36	6,541,420
3,595,754	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.44%, due 05/25/36	1,225,927

8	See accompanying notes to the financial statements.

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	Residential Asset-Backed Securities (United States) — continued
1,262,189	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.34%, due 08/25/36	417,114
18,809,126	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.40%, due 08/25/36	4,890,373
12,760,794	GE-WMC Mortgage Securities, Series 06-1, Class A2B, 1 mo. LIBOR + .15%, 0.39%, due 08/25/36	3,458,175
2,568,183	Household Home Equity Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .31%, 0.56%, due 01/20/35	2,194,994
2,229,970	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.54%, due 01/20/35	1,952,618
7,701,300	Household Home Equity Loan Trust, Series 06-1, Class A1, 1 mo. LIBOR + .16%, 0.41%, due 01/20/36	6,726,604
26,310,264	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.36%, due 12/25/36	8,024,630
1,673,691	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.49%, due 10/25/35	1,590,007
1,673,800	Master Asset-Backed Securities Trust, Series 06-AM3, Class A2, 1 mo. LIBOR + .13%, 0.37%, due 10/25/36	1,623,586
15,712,044	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.39%, due 03/25/36	6,913,299
11,136,324	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 06/25/36	4,009,077
20,647,927	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 08/25/36	6,297,618
14,018,399	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.40%, due 10/25/36	4,906,440
5,631,428	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.56%, due 03/25/36	675,771
4,824,012	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.36%, due 02/25/37	1,917,545
1,906,987	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, 1 mo. LIBOR + .40%, 0.64%, due 08/25/34	1,580,416
32,500,000	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.47%, due 02/25/37	8,693,750
13,177,439	Morgan Stanley Home Equity Loans, Series 06-3, Class A3, 1 mo. LIBOR + .16%, 0.40%, due 04/25/36	6,193,396

See accompanying notes to the financial statements.	9

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	Residential Asset-Backed Securities (United States) — continued
2,958,497	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.34%, due 04/25/37	2,633,063
9,099,958	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 11/25/36	2,547,988
5,621,993	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.50%, due 12/25/35	3,047,120
5,037,983	RAAC Series Trust, Series 06-SP1, Class A2, 1 mo. LIBOR + .19%, 0.43%, due 09/25/45	4,370,451
1,135,181	Residential Asset Mortgage Products, Inc., Series 05-RS8, Class A2, 1 mo. LIBOR + .29%, 0.53%, due 10/25/33	1,089,547
3,090,443	Residential Asset Securities Corp., Series 05-KS12, Class A2, 1 mo. LIBOR + .25%, 0.49%, due 01/25/36	2,912,742
236,691	Saxon Asset Securities Trust, Series 04-1, Class A, 1 mo. LIBOR + .27%, 0.78%, due 03/25/35	153,369
85,577	Securitized Asset Backed Receivables LLC, Series 06-NC1, Class A2, 1 mo. LIBOR + .16%, 0.40%, due 03/25/36	85,149
3,669	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, 1 mo. LIBOR + .29%, 0.53%, due 10/25/36	3,650
927,436	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, 1 mo. LIBOR + .26%, 0.50%, due 10/25/35	901,004
664,821	Soundview Home Equity Loan Trust, Series 07-NS1, Class A1, 1 mo. LIBOR + .12%, 0.36%, due 01/25/37	608,934
17,100,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 06/25/37	7,951,500
5,399,510	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.44%, due 01/25/36	4,319,608
2,547,997	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.82%, due 11/25/35	2,133,947
13,573,972	Yale Mortgage Loan Trust, Series 07-1, Class A, 144A, 1 mo. LIBOR + .40%, 0.64%, due 06/25/37	3,393,493

	Total Residential Asset-Backed Securities (United States)	259,053,305

10	See accompanying notes to the financial statements.

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	Residential Mortgage-Backed Securities (Australian) — 5.6%
2,164,130	Crusade Global Trust, Series 04-2, Class A1, 3 mo. LIBOR + .13%, 0.62%, due 11/19/37	2,127,828
4,937,500	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.62%, due 07/20/38	4,795,877
7,886,827	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.62%, due 04/19/38	7,565,690
1,295,095	Interstar Millennium Trust, Series 03-3G, Class A2, 3 mo. LIBOR + .25%, 1.07%, due 09/27/35	1,196,111
12,997,984	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.94%, due 03/14/36	11,795,410
850,003	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.94%, due 12/08/36	773,502
1,398,685	Interstar Millennium Trust, Series 06-2GA, Class A2, 144A, 3 mo. LIBOR + .08%, 0.79%, due 05/27/38	1,253,208
1,093,253	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.59%, due 05/10/36	1,053,471
5,455,777	Medallion Trust, Series 06-1G, Class A1, 3 mo. LIBOR + .05%, 0.59%, due 06/14/37	5,305,772
2,076,544	Medallion Trust, Series 07-1G, Class A1, 3 mo. LIBOR + .04%, 0.53%, due 02/27/39	2,029,822
6,022,080	National RMBS Trust, Series 06-3, Class A1, 144A, 3 mo. LIBOR + .07%, 0.63%, due 10/20/37	5,865,882
7,405,460	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.56%, due 02/21/38	6,809,320
7,747,914	Superannuation Members Home Loans Global Fund, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.60%, due 06/12/40	7,372,748
728,665	Superannuation Members Home Loans Global Fund, Series 7, Class A1, 3 mo. LIBOR + .14%, 0.82%, due 03/09/36	707,347
635,790	Superannuation Members Home Loans Global Fund, Series 8, Class A1, 3 mo. LIBOR + .07%, 0.72%, due 01/12/37	625,783
5,615,295	Westpac Securitization Trust, Series 07-1G, Class A2A, 3 mo. LIBOR + .05%, 0.54%, due 05/21/38	5,467,052

	Total Residential Mortgage-Backed Securities (Australian)	64,744,823

See accompanying notes to the financial statements.	11

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	Residential Mortgage-Backed Securities (European) — 7.4%
8,814,746	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.67%, due 09/20/66	7,430,831
20,625,528	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.68%, due 01/13/39	18,626,914
3,231,228	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .08%, 0.33%, due 12/20/54	3,093,900
1,753,389	Granite Mortgages Plc, Series 04-3, Class 2A1, 3 mo. LIBOR + .28%, 0.84%, due 09/20/44	1,693,774
8,329,874	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.60%, due 12/10/43	7,413,588
3,115,728	Leek Finance Plc, Series 17A, Class A2B, 144A, 3 mo. LIBOR + .28%, 0.85%, due 12/21/37	2,991,099
6,095,006	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .42%, 0.92%, due 05/15/34	4,924,156
10,399,103	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .22%, 0.72%, due 11/15/38	8,154,457
6,056,524	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 0.65%, due 09/15/39	4,591,451
26,600,000	Permanent Master Issuer Plc, Series 06-1, Class 5A, 3 mo. LIBOR + .11%, 0.68%, due 07/15/33	26,379,220

	Total Residential Mortgage-Backed Securities (European)	85,299,390

	Residential Mortgage-Backed Securities (United States) — 0.2%
492,244	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.54%, due 08/25/35	312,575
2,329,823	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, 1 mo. LIBOR + .25%, 0.49%, due 02/26/34	1,968,700

	Total Residential Mortgage-Backed Securities (United States)	2,281,275

	Student Loans — 8.4%
20,300,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.81%, due 01/25/24	19,792,500
151,005	Goal Capital Funding Trust, Series 07-1, Class A1, 3 mo. LIBOR + .02%, 0.59%, due 06/25/21	150,914
9,600,000	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 0.65%, due 12/23/19	9,498,624

12	See accompanying notes to the financial statements.

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	Student Loans — continued
9,432,271	SLM Student Loan Trust, Series 05-1, Class A2, 3 mo. LIBOR + .08%, 0.64%, due 04/27/20	9,334,029
24,381,480	SLM Student Loan Trust, Series 05-3, Class A4, 3 mo. LIBOR + .07%, 0.63%, due 04/27/20	24,259,573
2,467,829	SLM Student Loan Trust, Series 07-A, Class A1, 3 mo. LIBOR + .03%, 0.58%, due 09/15/22	2,456,255
15,827,101	SLM Student Loan Trust, Series 07-2, Class A2, 3 mo. LIBOR + .00%, 0.56%, due 07/25/17	15,728,182
5,332,603	SLM Student Loan Trust, Series 07-6, Class A2, 3 mo. LIBOR + .25%, 0.81%, due 01/25/14	5,327,803
10,800,000	SLM Student Loan Trust, Series 08-6, Class A3, 3 mo. LIBOR + .75%, 1.31%, due 01/25/19	10,720,688

	Total Student Loans	97,268,568

	Time Share — 0.1%
1,609,993	Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, 1 mo. LIBOR + 4.00%, 4.25%, due 02/20/20	1,652,507

	Total Asset-Backed Securities	1,112,540,825

	U.S. Government Agency — 2.6%
12,837,500	Agency for International Development Floater (Support of Morocco), 6 mo. LIBOR - .02%, 0.74%, due 02/01/25 (a)	12,029,905
11,250,000	Agency for International Development Floater (Support of Morocco), 6 mo. LIBOR + .15%, 0.90%, due 10/29/26 (a)	10,597,178
316,708	Agency for International Development Floater (Support of Peru), Series A, 6 mo. U.S. Treasury Bill + .35%, 0.50%, due 05/01/14 (a)	312,101
8,107,500	Agency for International Development Floater (Support of Tunisia), 6 mo. LIBOR, 0.75%, due 07/01/23 (a)	7,664,934

	Total U.S. Government Agency	30,604,118

	TOTAL DEBT OBLIGATIONS (COST $1,549,273,231)	1,143,144,943

See accompanying notes to the financial statements.	13

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 1.5%

	Money Market Funds — 1.5%
16,992,790	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (b)	16,992,790

	TOTAL SHORT-TERM INVESTMENTS (COST $16,992,790)	16,992,790

	TOTAL INVESTMENTS — 99.9% (Cost $1,566,266,021)	1,160,137,733
	Other Assets and Liabilities (net) — 0.1%	1,075,732

	TOTAL NET ASSETS — 100.0%	$1,161,213,465

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CapMAC - Insured as to the payment of principal and interest by Capital Markets Assurance Corporation.

CDO - Collateralized Debt Obligation

CMBS - Commercial Mortgage Backed Security

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

RMBS - Residential Mortgage Backed Security

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at February 29, 2012, which are subject to change based on the terms of the security.

§	These securities were categorized as “high yield” as a result of being rated below investment grade at issuance.

¿	These securities are primarily backed by subprime mortgages.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)	The rate disclosed is the 7 day net yield as of February 29, 2012. Note: Yield rounds to 0.00%.

14	See accompanying notes to the financial statements.

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments, at value (cost $1,566,266,021) (Note 2)	$1,160,137,733
Receivable for investments sold	5,375
Interest receivable	1,178,832
Receivable for expenses reimbursed by Manager (Note 5)	8,295

Total assets	1,161,330,235

Liabilities:
Payable to affiliate for (Note 5):
Trustees and Trust Officers or agents unaffiliated with the Manager	3,323
Accrued expenses	113,447

Total liabilities	116,770

Net assets	$1,161,213,465

Net assets consist of:
Paid-in capital	$1,658,017,121
Distributions in excess of net investment income	(468,354)
Accumulated net realized loss	(90,207,014)
Net unrealized depreciation	(406,128,288)

Net assets	$1,161,213,465

Shares outstanding	194,800,601

Net asset value per share	$5.96

See accompanying notes to the financial statements.	15

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Interest	$23,298,296
Dividends	1,223

Total investment income	23,299,519

Expenses:
Custodian, fund accounting agent and transfer agent fees	172,656
Audit and tax fees	81,054
Legal fees	56,085
Trustees fees and related expenses (Note 5)	24,801
Registration fees	484
Miscellaneous	23,812

Total expenses	358,892
Fees and expenses reimbursed by Manager (Note 5)	(313,716)
Expense reductions (Note 2)	(1,909)

Net expenses	43,267

Net investment income (loss)	23,256,252

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(12,165,909)
Swap contracts	125,076
Foreign currency, forward contracts and foreign currency related transactions	(2,655,856)

Net realized gain (loss)	(14,696,689)

Change in net unrealized appreciation (depreciation) on:
Investments	(16,342,413)
Swap contracts	254,652
Foreign currency, forward contracts and foreign currency related transactions	1,858,065

Net unrealized gain (loss)	(14,229,696)

Net realized and unrealized gain (loss)	(28,926,385)

Net increase (decrease) in net assets resulting from operations	$(5,670,133)

16	See accompanying notes to the financial statements.

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$23,256,252	$39,093,211
Net realized gain (loss)	(14,696,689)	(988,798)
Change in net unrealized appreciation (depreciation)	(14,229,696)	188,604,077

Net increase (decrease) in net assets from operations	(5,670,133)	226,708,490

Distributions to shareholders from:
Net investment income	(20,000,000)	(38,177,038)
Return of capital	(844,788,483)	(1,149,622,973)

	(864,788,483)	(1,187,800,011)

Net share transactions (Note 9):	(21,912,142)	(174,738,221)

Total increase (decrease) in net assets	(892,370,758)	(1,135,829,742)

Net assets:
Beginning of period	2,053,584,223	3,189,413,965

End of period (including distributions in excess of net investment income of $468,354 and accumulated undistributed net investment income of $2,227,907)	$1,161,213,465	$2,053,584,223

See accompanying notes to the financial statements.	17

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Financial Highlights

(For a share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$10.38		$14.98		$17.10		$24.03		$25.66

Income (loss) from investment operations:
Net investment income (loss)†	0.12		0.19		0.26		0.76		1.38
Net realized and unrealized gain (loss)	(0.15)		0.91		3.40		(4.41)		(1.64)

Total from investment operations	(0.03)		1.10		3.66		(3.65)		(0.26)

Less distributions to shareholders:
From net investment income	(0.10)		(0.18)		(0.24)		(1.06)		(1.37)
From return on capital	(4.29)		(5.52)		(5.54)		(2.22)		—

Total distributions	(4.39)		(5.70)		(5.78)		(3.28)		(1.37)

Net asset value, end of period	$5.96		$10.38		$14.98		$17.10		$24.03

Total Return(a)	0.13%		9.30%		25.58%		(15.97)%		(1.14)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,161,213		$2,053,584		$3,189,414		$3,676,748		$7,671,415
Net operating expenses to average daily net assets(b)	0.00	%(c)	0.00	%(c)	0.00	%(c)	0.00	%(c)	0.00	%(c)
Interest expense to average daily net assets	—		0.01	%(d)	0.01	%(d)	—		—
Total net expenses to average daily net assets	0.00	%(c)(e)	0.01	%(c)	0.01	%(c)	0.00	%(c)(e)	0.00	%(c)(e)
Net investment income (loss) to average daily net assets	1.50%		1.52%		1.60%		3.46%		5.41%
Portfolio turnover rate	0%		0%		0%		16%		27%
Fees and expenses reimbursed by the Manager to average daily net assets	0.02%		0.02%		0.02%		0.02%		0.01%
Redemption fees consisted of the following per share amounts:†	—		—		—		$0.02		—

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.
(b)	Net operating expenses were less than 0.01% to average daily net assets.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or payables owed to Lehman Brothers in connection with the termination of derivative contracts in 2008 is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(e)	Total net expenses were less than 0.01% to average daily net assets.
†	Calculated using average shares outstanding throughout the period.

18	See accompanying notes to the financial statements.

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO Short-Duration Collateral Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund is not pursuing an investment objective or an active investment program.

The Fund primarily holds asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds and bank loans made to corporations. In addition, the Fund holds government securities, corporate debt securities and money market instruments.

Because of the deterioration in credit markets that became acute in 2008, the Fund currently has and is expected to continue to have material exposure to below investment grade securities.

The Manager does not seek to maintain a specified interest rate duration for the Fund.

Since October 2008, the Fund has declared and paid distributions when it has acquired a meaningful cash position rather than reinvesting that cash in portfolio securities. The Fund currently intends to continue this practice. A substantial portion of any such distributions could constitute a return of capital to shareholders for tax purposes.

The Fund currently limits subscriptions.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

19

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Portfolio valuation

Typically, the Fund values debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund. As of February 29, 2012, the total value of securities held directly for which no alternative pricing source was available represented 8.3% of the net assets of the Fund. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value.

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 29, 2012, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 3.6% of net assets. The Fund classifies such securities (levels defined below) as Level 3. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

20

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs such as most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: The Fund valued certain debt securities using quoted prices and other debt securities by using an estimated specified spread above the LIBOR rate.

21

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Asset-Backed Securities	$—	$258,746,438	$853,794,387	$1,112,540,825
U.S. Government Agency	—	—	30,604,118	30,604,118

TOTAL DEBT OBLIGATIONS	—	258,746,438	884,398,505	1,143,144,943

Short-Term Investments	16,992,790	—	—	16,992,790

Total Investments	16,992,790	258,746,438	884,398,505	1,160,137,733

Total	$16,992,790	$258,746,438	$884,398,505	$1,160,137,733

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was 76.2% of total net assets.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2011	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3*	Transfers out of Level 3*	Balances as of February 29, 2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 29, 2012
Debt Obligations
Asset-Backed Securities	$1,361,784,127	$—	$(486,236,456)	$743,805	$(17,280,077)	$(5,217,012)	$—	$—	$853,794,387	$(21,744,017)
U.S. Government Agency	32,607,449	—	(2,538,130)	17,060	1,883	515,856	—	—	30,604,118	515,856
Swap Agreements	(254,652)	—	(125,076)	—	125,076	254,652	—	—	—	—

Total	$1,394,136,924	$—	$(488,899,662)	$760,865	$(17,153,118)	$(4,446,504)	$—	$—	$884,398,505	$(21,228,161)

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the year and transferred out of Level 3 at the value at the end of the year.

22

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the year.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the year.

23

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. The Fund had no inflation-indexed bonds outstanding at the end of the year.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. The Fund is permitted to, and will from time to time, declare and pay distributions from net investment income, if any, more frequently (e.g. monthly). All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

24

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

U.S. GAAP and tax accounting differences primarily relate to distributions in excess of GAAP basis earnings, foreign currency transactions, capital loss carryforwards, and post-October capital losses.

The tax character of distributions declared to shareholders is as follows:

	February 29, 2012	February 28, 2011
Ordinary income (including any net short-term capital gain)	$20,000,000	$38,177,038
Return of capital	844,788,483	1,149,622,973

Total distributions	$864,788,483	$1,187,800,011

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 29, 2012, certain tax attributes consisted of the following:

Certain Tax Attributes:
Capital loss carryforwards	$(79,380,448)
Post-October capital loss deferral	$(10,826,565)

As of February 29, 2012, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Due to recent tax law changes, net capital losses recognized in taxable years beginning after February 28, 2011 shall be carried forward indefinitely and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses realized in years beginning prior to February 28, 2011. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Utilization of capital loss carryforwards, post-October capital losses, and losses realized subsequent to February 29, 2012, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Fund’s capital loss carryforwards expire as follows:

	Short-Term	Long-Term	Total
February 28, 2015	$(4,239,935)	Not Applicable	$(4,239,935)
February 29, 2016	(1,158,601)	Not Applicable	(1,158,601)
February 28, 2017	(32,360,541)	Not Applicable	(32,360,541)
February 28, 2018	(41,313,788)	Not Applicable	(41,313,788)
February 28, 2019	(307,583)	Not Applicable	(307,583)
No Expiration Date	—	Not Applicable	—

Total	$(79,380,448)	Not Applicable	$(79,380,448)

25

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,566,044,944	$4,348,528	$(410,255,739)	$(405,907,211)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2009 through February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds.

26

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the 1940 Act and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Fixed Income Securities — Typically, the market value of the Fund’s fixed income securities will decline during periods of widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another, such as the Fund’s investments in asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans), creates additional risk.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

27

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk and counterparty risk.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

28

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

The Fund invests in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

29

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment

30

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund may be leveraged in terms of aggregate exposure of its assets, and its net long exposure may exceed 100% of its net assets.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in Note 3, “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters

31

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied

32

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the year ended February 29, 2012, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. The Fund had no forward currency contracts outstanding at the end of the year.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the year.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the year.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in

33

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the year.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses in the Statement of Operations.

34

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

35

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 29, 2012, the Fund used swap agreements to achieve exposure to a reference entity’s credit. The Fund had no swap agreements outstanding at the end of the year.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the year.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

The Effect of Derivative Instruments on the Statement of Operations for the year ended February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Forward currency contracts	$—	$(2,851,132)	$—	$—	$—	$(2,851,132)
Swap agreements	—	—	125,076	—	—	125,076

Total	$—	$(2,851,132)	$125,076	$—	$—	$(2,726,056)

Change in Unrealized Appreciation (Depreciation) on:
Forward currency contracts	$—	$1,858,086	$—	$—	$—	$1,858,086
Swap agreements	—	—	254,652	—	—	254,652

Total	$—	$1,858,086	$254,652	$—	$—	$2,112,738

^

Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for

36

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts) or notional amounts (swap agreements) outstanding at each month-end, was as follows for the year ended February 29, 2012:

	Forward currency contracts	Swap agreements
Average amount outstanding	$18,056,230	$28,416,667

5.	Fees and other transactions with affiliates

GMO does not charge the Fund any management or service fees for its services. The Manager has contractually agreed to reimburse the Fund in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including certain other expenses) exceeds 0.00% of the Fund’s average daily net assets. This agreement will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $24,801 and $12,478, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2012 were as follows:

	Purchases	Sales
U.S. Government securities	$—	$15,032,475
Investments (non-U.S. Government securities)	$—	$851,511,648

37

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, 77.50% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund’s outstanding shares. Each of the shareholders are other funds of the Trust. On that date, no other shareholders owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and all of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
	Shares	Amount	Shares	Amount
Shares sold	1,119,782	$9,650,000	9,830,646	$114,233,500
Shares issued to shareholders in reinvestment of distributions	1,307,389	8,491,043	4,292	51,533
Shares repurchased	(5,539,245)	(40,053,185)	(24,773,343)	(289,023,254)

Net increase (decrease)	(3,112,074)	$(21,912,142)	(14,938,405)	$(174,738,221)

38

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of GMO Short-Duration Collateral Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Short-Duration Collateral Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

39

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

40

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio*	Beginning Account Value	Ending Account Value	Net Expense Incurred**
1) Actual	0.00%	$1,000.00	$1,020.40	$0.00
2) Hypothetical	0.00%	$1,000.00	$1,024.86	$0.00

*	Annualized net expense ratios are less than 0.01%.
**	Expenses are calculated using the annualized expense ratio for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

41

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

The Fund hereby designates $23,809,134 (unless determined to be different) as qualified interest income with respect to its taxable year ended February 29, 2012.

42

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

43

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989-2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

44

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust
(May 2011 – present);
Head of Fund Administration (December 2006 – present), Fund Administration Staff
(June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company
(January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

45

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]

Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President-Law and Clerk	Chief Legal Officer since October 2010; Vice President-Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 – present), Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

46

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter
LLP (September 2003 – January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

47

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Short-Duration Collateral Share Fund returned -0.1% for the fiscal year ended February 29, 2012, as compared with +0.6% for the J.P. Morgan U.S. 3 Month Cash Index.

The Fund underperformed the benchmark during the fiscal year by 0.6%. The Fund’s underperformance is attributable to the Fund’s holdings of GMO Short-Duration Collateral Fund (SDCF).

SDCF returned +0.1% for the fiscal year ended February 29, 2012, as compared with +0.6% for its benchmark, the J.P. Morgan U.S. 3 Month Cash Index. SDCF underperformed its benchmark during the fiscal year by 0.4%, with negative performance attributable to the spread widening in some asset-backed security holdings.

Overall, asset-backed securities holdings through SCDF detracted during the fiscal year. While many asset-backed securities performed well, spreads on U.S. government guaranteed student loans widened in connection with the U.S. Treasury downgrade. Further, subprime mortgages were impacted negatively throughout the fiscal year. SDCF’s asset-backed holdings experienced credit downgrades during the fiscal year: SDCF had 49 securities downgraded during the fiscal year, representing 13% of its market value from the beginning of the period. At fiscal year-end, about 34% of SDCF’s portfolio was rated AAA, 61% of the portfolio was rated single-A or better, and 25% of the portfolio was rated below BBB.

During the fiscal year ended February 29, 2012, the Fund and SDCF did not pursue active investment programs.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in

GMO Short-Duration Collateral Share Fund Class III Shares and the J.P. Morgan U.S. 3 Month Cash Index

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2012. All information is unaudited.

*	For the period from March 1, 2006 to December 28, 2006, no Class III shares were outstanding. Performance for that period is that of Class VI, which has lower expenses. Therefore, the performance shown is higher than it would have been if Class III expenses had been applied throughout.

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	98.4%
Short-Term Investments	1.5
Other	0.1

100.0%

*	The table above incorporates aggregate indirect asset class associated with investments in GMO Short Duration Collateral Fund.

Industry Sector Summary*	% of Debt Obligations
Residential Asset-Backed Securities (United States)	23.5%
CMBS	10.7
Credit Cards	10.5
Student Loans	8.5
Residential Mortgage-Backed Securities (European)	7.5
Insured Other	6.2
Residential Mortgage-Backed Securities (Australian)	5.7
Business Loans	5.3
Insured Auto Financing	4.2
Auto Financing	3.1
CMBS Collateralized Debt Obligations	3.0
Corporate Collateralized Debt Obligations	2.9
U.S. Government Agency	2.6
Insured Residential Mortgage-Backed Securities (United States)	1.2
Airlines	1.2
Insured Residential Asset-Backed Securities (United States)	1.0
Insured High Yield Collateralized Debt Obligations	1.0
Insured Time Share	0.9
Rate Reduction Bonds	0.4
Insured Transportation	0.2
Residential Mortgage-Backed Securities (United States)	0.2
Time Share	0.1
Insured Business Loans	0.1

100.0%

*	The table above incorporates aggregate indirect sector exposure associated with investments in GMO Short Duration Collateral Fund.

1

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
5,548,179	GMO Short-Duration Collateral Fund	33,067,148

	TOTAL MUTUAL FUNDS (COST $30,746,486)	33,067,148

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%
45,609	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00%(a)	45,609

	TOTAL SHORT-TERM INVESTMENTS (COST $45,609)	45,609

	TOTAL INVESTMENTS — 100.1% (Cost $30,792,095)	33,112,757
	Other Assets and Liabilities (net) — (0.1%)	(46,939)

	TOTAL NET ASSETS — 100.0%	$33,065,818

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of February 29, 2012. Note: Yield rounds to 0.00%.

2	See accompanying notes to the financial statements.

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments in unaffiliated issuers, at value (cost $45,609) (Note 2)	$45,609
Investments in affiliated issuers, at value (cost $30,746,486) (Notes 2 and 10)	33,067,148

Total assets	33,112,757

Liabilities:
Payable for Fund shares repurchased	2,312
Payable to affiliate for (Note 5):
Management fee	1,306
Shareholder service fee	3,921
Trustees and Trust Officers or agents unaffiliated with the Manager	113
Accrued expenses	39,287

Total liabilities	46,939

Net assets	$33,065,818

Net assets consist of:
Paid-in capital	$36,167,218
Accumulated undistributed net investment income	14,348
Accumulated net realized loss	(5,436,410)
Net unrealized appreciation	2,320,662

$33,065,818

Net assets attributable to:
Class III shares	$33,065,818

Shares outstanding:
Class III	1,795,100

Net asset value per share:
Class III	$18.42

See accompanying notes to the financial statements.	3

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Dividends from affiliated issuers (Note 10)	$397,523
Dividends from unaffiliated issuers	2

Total investment income	397,525

Expenses:
Management fee (Note 5)	16,810
Shareholder service fee – Class III (Note 5)	50,429
Audit and tax fees	24,200
Custodian, fund accounting agent and transfer agent fees	5,981
Legal fees	3,124
Registration fees	1,196
Trustees fees and related expenses (Note 5)	513
Miscellaneous	8,512

Total expenses	110,765
Fees and expenses reimbursed by Manager (Note 5)	(42,747)

Net expenses	68,018

Net investment income (loss)	329,507

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(134,379)

Net realized gain (loss)	(134,379)

Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(243,124)

Net realized and unrealized gain (loss)	(377,503)

Net increase (decrease) in net assets resulting from operations	$(47,996)

4	See accompanying notes to the financial statements.

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$329,507	$412,822
Net realized gain (loss)	(134,379)	(305,352)
Change in net unrealized appreciation (depreciation)	(243,124)	2,841,488

Net increase (decrease) in net assets from operations	(47,996)	2,948,958

Distributions to shareholders from:
Net investment income
Class III	(382,964)	(345,017)

Net share transactions (Note 9):
Class III	(1,461,833)	(1,388,981)

Total increase (decrease) in net assets	(1,892,793)	1,214,960

Net assets:
Beginning of period	34,958,611	33,743,651

End of period (including accumulated undistributed net investment income of $14,348 and $67,805, respectively)	$33,065,818	$34,958,611

See accompanying notes to the financial statements.	5

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2012	2011	2010		2009	2008
Net asset value, beginning of period	$18.65	$17.27	$17.08		$23.39	$25.05

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.18	0.22	0.21		1.17	1.07
Net realized and unrealized gain (loss)	(0.20)	1.34	3.47		(4.92)	(1.38)

Total from investment operations	(0.02)	1.56	3.68		(3.75)	(0.31)

Less distributions to shareholders:
From net investment income	(0.21)	(0.18)	(0.22)		(0.81)	(1.35)
Return of capital	—	—	(3.27)		(1.75)	—

Total distributions	(0.21)	(0.18)	(3.49)		(2.56)	(1.35)

Net asset value, end of period	$18.42	$18.65	$17.27		$17.08	$23.39

Total Return(b)	(0.07)%	9.08%	25.13%		(15.90)%	(1.33)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$33,066	$34,959	$33,744		$26,878	$10,637
Net expenses to average daily net assets(c)	0.20%	0.20%	0.20	%(d)	0.20%	0.20%
Net investment income (loss) to average daily net assets(a)	0.98%	1.22%	1.28%		5.47%	4.25%
Portfolio turnover rate	6%	5%	2%		18%	127%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.13%	0.16%	0.20%		0.17%	0.15%
Redemption fees consisted of the following per share amounts:†	$—	$—	$0.00	(e)	$0.01	$—

(a)	Net investment income is affected by the timing of the declaration of dividends by GMO Short-Duration Collateral Fund.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(c)	Net expenses exclude expenses incurred indirectly through investment in Short-Duration Collateral Fund.
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

6	See accompanying notes to the financial statements.

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO Short-Duration Collateral Share Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks total return comparable to that of its benchmark, the J.P. Morgan U.S. 3 Month Cash Index. The Fund invests substantially all of its assets in GMO Short-Duration Collateral Fund (“SDCF”). The Fund also may invest in GMO U.S. Treasury Fund, unaffiliated money market funds, cash and cash equivalents. Its investment objective and principal investment strategies, therefore, are substantially similar to those of SDCF. SDCF is not pursuing an investment objective or an active investment program.

SDCF primarily holds asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds and bank loans made to corporations. In addition, SDCF holds government securities, corporate debt securities and money market instruments. Because of the deterioration in credit markets that became acute in 2008, the Fund, through its holdings of SDCF, currently has and is expected to continue to have material exposure to below investment grade securities.

The Manager does not seek to maintain a specified interest rate duration for SDCF.

Since October of 2008, SDCF has declared and paid distributions when it has acquired a meaningful cash position rather than reinvesting that cash in portfolio securities. SDCF currently intends to continue this practice. A substantial portion of any such distributions could constitute a return of capital to SDCF shareholders, including the Fund, for tax purposes. Therefore, if the Fund, in turn, distributes these amounts to its shareholders, the Fund’s distributions similarly could constitute a return of capital to Fund shareholders for tax purposes.

The financial statements of SDCF should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect).

The Fund currently limits subscriptions.

7

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

The Fund invests substantially all of its assets in SDCF and, to a limited extent, in cash and cash equivalents. Shares of SDCF are generally valued at the net asset value.

Typically, SDCF values debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for other securities held by SDCF, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by SDCF. As of February 29, 2012, the total value of securities held indirectly for which no alternative pricing source was available represented 8.3% of the net assets of the Fund. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value.

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a

8

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

particular security may be materially different from the value realized upon its sale. As of February 29, 2012, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of GMO Trust represented 3.6% of net assets. SDCF classifies such securities (as levels defined below) as Level 3.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

9

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds	$33,067,148	$—	$—	$33,067,148
Short-Term Investments	45,609	—	—	45,609

Total Investments	33,112,757	—	—	33,112,757

Total	$33,112,757	$—	$—	$33,112,757

SDCF is classified as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of SDCF, please refer to the portfolio valuation notes in SDCF’s financial statements. The aggregate net value of the Fund’s indirect investments (through SDCF) in securities using Level 3 inputs was 76.2% of total net assets.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

On both February 29, 2012 and February 28, 2011, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs. For a listing of derivative financial instruments held by SDCF if any, please refer to SDCF’s Schedule of Investments.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semi-annually, and from net realized short-term and long-term capital gain, if any, at least annually. The Fund is permitted to, and will from time to time, declare and pay distributions from net investment income, if any, more frequently (e.g. monthly). All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

10

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, late-year ordinary losses, and losses on wash sale transactions.

The tax character of distributions declared to shareholders is as follows:

	February 29, 2012	February 28, 2011
Ordinary income (including any net short-term capital gain)	$382,964	$345,017

Total distributions	$382,964	$345,017

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 29, 2012, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$25,358

Other Tax Attributes:
Capital loss carryforwards	$(4,262,532)
Post-October capital loss deferral	(2,703)
Late year ordinary loss deferral	$(11,010)

As of February 29, 2012, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Due to recent tax law changes, net capital losses recognized in taxable years beginning after February 28, 2011 shall be carried forward indefinitely and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses realized in years beginning prior to February 28, 2011. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Utilization of the capital loss carryforwards, post-October capital losses, and losses realized subsequent to February 29, 2012, if any,

11

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

could be subject to further limitations imposed by the Code related to share ownership activity. The Fund’s capital loss carryforwards are as follows:

	Short-Term	Long-Term	Total
February 29, 2016	$(3,400,357)	Not Applicable	$(3,400,357)
February 28, 2017	(862,175)	Not Applicable	(862,175)

Total	$(4,262,532)	Not Applicable	$(4,262,532)

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$31,963,268	$1,149,489	$—	$1,149,489

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2009 through February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

12

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in SDCF (See Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Because the Fund invests substantially all of its assets in SDCF, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through SDCF, which include those outlined in the following brief summary of selected risks. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time. The Fund and SDCF are non-diversified investment companies under the 1940 Act and therefore a decline in the market value of a particular security held by the Fund or SDCF may affect the Fund’s performance more than if the Fund or SDCF were diversified.

• Market Risk — Fixed Income Securities — Typically, the market value of SDCF’s fixed income securities will decline during periods of widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent SDCF from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another, such as the Fund’s investments in asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans), creates additional risk.

13

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk and counterparty risk.

• Counterparty Risk — The Fund runs the risk that the counterparty to an over-the-counter (“OTC”) derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were

14

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

The Fund invests indirectly in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions

15

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.

4.	Derivative financial instruments

At February 29, 2012, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by SDCF, if any, please refer to SDCF’s Schedule of Investments.

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.05% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholders service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including shareholder service fees and certain other expenses) exceeds 0.05% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover specified costs that the Fund may incur as a result of investing in other GMO Trust Funds. These agreements will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

16

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $513 and $266, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in SDCF. For the year ended February 29, 2012, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.003%	0.000%	0.003%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 29, 2012 aggregated $18,134,230 and $1,855,000, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, 90.04% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, 62.32% of the shares of the Fund were held by senior management of the Manager and GMO Trust officers and none of the Fund’s shares were held by accounts for which the Manager had investment discretion.

17

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class III:	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,882	$49,884
Shares issued to shareholders in reinvestment of distributions	21,292	382,888	18,836	344,881
Shares repurchased	(100,671)	(1,844,721)	(101,191)	(1,783,746)

Net increase (decrease)	(79,379)	$(1,461,833)	(79,473)	$(1,388,981)

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Return of Capital	Value, end of period
GMO Short-Duration Collateral Fund	$34,983,226	$18,134,230	$1,855,000	$397,523	$—	$17,817,805	$33,067,148

18

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO Short-Duration Collateral Share Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Short-Duration Collateral Share Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

19

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

20

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *

Class III
1) Actual	0.20%	$1,000.00	$1,019.50	$1.00
2) Hypothetical	0.20%	$1,000.00	$1,023.87	$1.01

*	Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

21

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

The Fund hereby designates $344,667 (unless determined to be different) as qualified interest income with respect to its taxable year ended February 29, 2012.

22

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.
[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

23

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.
[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

24

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

25

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President – Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 – present), Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

26

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti – Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

27

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Short-Duration Investment Fund returned -0.2% for the fiscal year ended February 29, 2012, as compared with +0.6% for the J.P. Morgan U.S. 3 Month Cash Index.

The Fund’s underperformance is attributable to the Fund’s 31% investment in GMO Short-Duration Collateral Fund (SDCF). During the period, the Fund was also 60% invested in GMO U.S. Treasury Fund, which returned +0.1%.

SDCF returned +0.1% for the fiscal year ended February 29, 2012, as compared with +0.6% for its benchmark, the J.P. Morgan U.S. 3 Month Cash Index. SDCF underperformed its benchmark during the fiscal year by 0.4%, with negative performance attributable to the spread widening in some asset-backed security holdings.

Overall, asset-backed securities holdings detracted during the fiscal year. While many asset-backed securities performed well, spreads on U.S. government guaranteed student loans widened in connection with the U.S. Treasury downgrade. Further, subprime mortgages were impacted negatively throughout the fiscal year. SDCF’s asset-backed holdings experienced credit downgrades during the fiscal year: SDCF had 49 securities downgraded during the fiscal year, representing 13% of its market value from the beginning of the fiscal year. At fiscal year-end, about 34% of SDCF’s portfolio was rated AAA, 61% of the portfolio was rated single-A or better, and 25% of the portfolio was rated below BBB.

During the fiscal year ended February 29, 2012, the Fund and SDCF did not pursue active investment programs.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in

GMO Short-Duration Investment Fund Class III Shares and the

J.P. Morgan U.S. 3 Month Cash Index

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2012. All information is unaudited.

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Short-Term Investments	72.5%
Debt Obligations	27.7
Other	(0.2)

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

1

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Par Value ($) / Shares	Description	Value ($)

	DEBT OBLIGATIONS — 3.3%

	U.S. Government Agency — 3.3%
14,976	Agency for International Development Floater (Support of Peru), Series B, 6 mo. U.S. Treasury Bill +.35%, 0.50%, due 05/01/14 (a)	14,758
168,849	Small Business Administration Pool #502320, Prime-2.19%, 1.06%, due 08/25/18	170,049

	Total U.S. Government Agency	184,807

	TOTAL DEBT OBLIGATIONS (COST $183,795)	184,807

	MUTUAL FUNDS — 96.6%

	Affiliated Issuers — 96.6%
231,576	GMO Short-Duration Collateral Fund	1,380,194
9,192	GMO Special Purpose Holding Fund (b)	4,596
159,996	GMO U.S. Treasury Fund	3,999,891

	Total Affiliated Issuers	5,384,681

	TOTAL MUTUAL FUNDS (COST $5,878,848)	5,384,681

	SHORT-TERM INVESTMENTS — 0.4%

	Money Market Funds — 0.4%
20,856	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (c)	20,856

	TOTAL SHORT-TERM INVESTMENTS (COST $20,856)	20,856

	TOTAL INVESTMENTS — 100.3% (Cost $6,083,499)	5,590,344
	Other Assets and Liabilities (net) — (0.3%)	(17,975)

	TOTAL NET ASSETS — 100.0%	$5,572,369

2	See accompanying notes to the financial statements.

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

The rates shown on variable rate notes are the current interest rates at February 29, 2012, which are subject to change based on the terms of the security.

Notes to Schedule of Investments:

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)	Underlying investment represents interests in defaulted claims. See “Other matters” in Notes to Financial Statements for additional information.

(c)	The rate disclosed is the 7 day net yield as of February 29, 2012. Note: Yield rounds to 0.00%.

See accompanying notes to the financial statements.	3

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments in unaffiliated issuers, at value (cost $204,651) (Note 2)	$205,663
Investments in affiliated issuers, at value (cost $5,878,848) (Notes 2 and 10)	5,384,681
Receivable for investments sold	4,234
Dividends and interest receivable	601
Receivable for expenses reimbursed by Manager (Note 5)	1,508

Total assets	5,596,687

Liabilities:
Payable for investments purchased	126
Payable to affiliate for (Note 5):
Management fee	220
Shareholder service fee	660
Trustees and Trust Officers or agents unaffiliated with the Manager	46
Accrued expenses	23,266

Total liabilities	24,318

Net assets	$5,572,369

Net assets consist of:
Paid-in capital	$8,756,594
Distributions in excess of net investment income	(2,060)
Accumulated net realized loss	(2,689,010)
Net unrealized depreciation	(493,155)

$5,572,369

Net assets attributable to:
Class III shares	$5,572,369

Shares outstanding:
Class III	670,017

Net asset value per share:
Class III	$8.32

4	See accompanying notes to the financial statements.

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Dividends from affiliated issuers (Note 10)	$24,917
Interest	3,228

Total investment income	28,145

Expenses:
Management fee (Note 5)	2,864
Shareholder service fee – Class III (Note 5)	8,591
Audit and tax fees	30,862
Registration fees	5,033
Custodian, fund accounting agent and transfer agent fees	3,925
Legal fees	183
Trustees fees and related expenses (Note 5)	27
Miscellaneous	8,136

Total expenses	59,621
Fees and expenses reimbursed by Manager (Note 5)	(48,128)

Net expenses	11,493

Net investment income (loss)	16,652

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	48
Investments in affiliated issuers	(147)
Realized gains distributions from affiliated issuers (Note 10)	910

Net realized gain (loss)	811

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	4,279
Investments in affiliated issuers	(30,628)

Net unrealized gain (loss)	(26,349)

Net realized and unrealized gain (loss)	(25,538)

Net increase (decrease) in net assets resulting from operations	$(8,886)

See accompanying notes to the financial statements.	5

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$16,652	$38,015
Net realized gain (loss)	811	193
Change in net unrealized appreciation (depreciation)	(26,349)	220,193

Net increase (decrease) in net assets from operations	(8,886)	258,401

Distributions to shareholders from:
Net investment income
Class III	(18,289)	(37,704)

Net share transactions (Note 9):
Class III	(397,854)	(850,602)

Total increase (decrease) in net assets	(425,029)	(629,905)

Net assets:
Beginning of period	5,997,398	6,627,303

End of period (including distributions in excess of net investment income of $2,060 and accumulated undistributed net investment income of $339, respectively)	$5,572,369	$5,997,398

6	See accompanying notes to the financial statements.

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2012	2011		2010	2009	2008
Net asset value, beginning of period	$8.36	$8.07		$7.15	$8.45	$8.93

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.02	0.05		0.06	0.30	0.32
Net realized and unrealized gain (loss)	(0.03)	0.29		0.96	(1.29)	(0.28)

Total from investment operations	(0.01)	0.34		1.02	(0.99)	0.04

Less distributions to shareholders:
From net investment income	(0.03)	(0.05)		(0.07)	(0.31)	(0.52)
Return of capital	—	—		(0.03)	—	—

Total distributions	(0.03)	(0.05)		(0.10)	(0.31)	(0.52)

Net asset value, end of period	$8.32	$8.36		$8.07	$7.15	$8.45

Total Return(b)	(0.15)%	4.22%		14.40%	(11.78)%	0.40%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,572	$5,997		$6,627	$6,228	$7,375
Net expenses to average daily net assets(c)	0.20%	0.20	%(d)	0.20%	0.20%	0.20%
Net investment income (loss) to average daily net assets(a)	0.29%	0.60%		0.83%	3.81%	3.59%
Portfolio turnover rate	17%	20%		11%	4%	5%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.84%	0.94%		0.90%	0.79%	0.60%
Redemption fees consisted of the following per share amounts:†	$—	$—		$0.00 (e)	$0.00 (e)	$—

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	7

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO Short-Duration Investment Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund is not currently pursuing an active investment program.

The Fund primarily holds shares of GMO U.S. Treasury Fund and GMO Short-Duration Collateral Fund (“SDCF”). The Fund also holds U.S. government and agency securities and money market instruments. SDCF primarily holds asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds and bank loans made to corporations. In addition, SDCF holds government securities, corporate debt securities and money market instruments.

Because of the deterioration in credit markets that became acute in 2008, the Fund, in particular through its investment in SDCF, currently has and is expected to continue to have material exposure to below investment grade securities.

The Manager does not seek to maintain a specified interest rate duration for the Fund.

The Fund is not a money market fund and is not subject to the duration, quality, diversification and other requirements applicable to money market funds.

The financial statements of the GMO Funds in which the Fund invests, collectively referred to as the “underlying funds” should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). As of February 29, 2012, shares of GMO Special Purpose Holding Fund (“SPHF”) were not publicly available for direct purchase.

The Fund currently limits subscriptions.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in

8

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Typically, the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of February 29, 2012, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 5.1% of the net assets of the Fund. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value.

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 29, 2012, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.2% of net assets. The underlying funds classify such securities (levels defined below) as Level 3.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation”

9

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs such as most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: certain debt securities using quoted prices. The Fund valued certain other debt securities by using an estimated specified spread above the LIBOR rate.

10

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
U.S. Government Agency	$—	$—	$184,807	$184,807

TOTAL DEBT OBLIGATIONS	—	—	184,807	184,807

Mutual Funds	5,380,085	4,596	—	5,384,681
Short-Term Investments	20,856	—	—	20,856

Total Investments	5,400,941	4,596	184,807	5,590,344

Total	$5,400,941	$4,596	$184,807	$5,590,344

The underlying funds held at year end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities using Level 3 inputs were 22.2% of total net assets.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2011	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3*	Transfers out of Level 3*	Balances as of February 29, 2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 29, 2012
Debt Obligations U.S. Government Agency	$731,636	$—	$(551,187)	$44	$35	$4,279	$—	$—	$184,807	$296

Total	$731,636	$—	$(551,187)	$44	$35	$4,279	$—	$—	$184,807	$296

*	The Fund accounts for investments transferred into Level 3 at the value at the beginning of the year and transferred out of Level 3 at the value at the end of the year.

11

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes.

The Fund’s policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, losses on wash sale transactions and partnership interest tax allocations.

The tax character of distributions declared to shareholders is as follows:

	February 29, 2012	February 28, 2011
Ordinary income (including any net short-term capital gain)	$18,289	$37,704

Total distributions	$18,289	$37,704

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

12

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

As of February 29, 2012, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$599

Other Tax Attributes:
Capital loss carryforwards	$(2,072,759)
Late Year Ordinary Loss Deferral	$(2,636)

As of February 29, 2012, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Due to recent tax law changes, net capital losses recognized in taxable years beginning after February 28, 2011 shall be carried forward indefinitely and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses realized in years beginning prior to February 28, 2011. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Utilization of the capital loss carryforwards, post-October capital losses, and losses realized subsequent to February 29, 2012, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Fund’s capital loss carryforwards expire as follows:

	Short-Term	Long-Term	Total
February 28, 2013	$(708)	Not Applicable	$(708)
February 28, 2014	(1,844,801)	Not Applicable	(1,844,801)
February 29, 2016	(226,383)	Not Applicable	(226,383)
February 28, 2019	(867)	Not Applicable	(867)

Total	$(2,072,759)	Not Applicable	$(2,072,759)

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$6,699,770	$5,797	$(1,115,223)	$(1,109,426)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect

13

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2009 through February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

Other matters

SPHF, an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the year ended February 29, 2012, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.

14

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund and SDCF are non-diversified investment companies under the 1940 Act and therefore a decline in the market value of a particular security held by the Fund or SDCF may affect the Fund’s performance more than if the Fund or SDCF were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Fixed Income Securities — Typically, the market value of the Fund’s fixed income securities will decline during periods of widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another, such as the Fund’s investments in asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans), creates additional risk.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

15

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Counterparty Risk — The Fund runs the risk that the counterparty to an over-the-counter (“OTC”) derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that

16

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets

17

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.

4.	Derivative financial instruments

At February 29, 2012, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.05% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including shareholder service fees and certain other expenses) exceeds 0.05% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover specified costs that the Fund may incur as a result of investing in other GMO Trust Funds. These agreements will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $27 and $11, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

18

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2012, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.027%	0.000%	0.027%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2012 were as follows:

	Purchases	Sales
U.S. Government securities	$—	$551,187
Investments (non-U.S. Government securities)	1,561,169	425,000

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, 82.24% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. One of the shareholders is another fund of the Trust.

As of February 29, 2012, 18.44% of the shares of the Fund were held by senior management of the Manager and GMO Trust officers and 79.93% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

19

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class III:	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued to shareholders in reinvestment of distributions	2,209	18,287	4,340	35,703
Shares repurchased	(49,969)	(416,141)	(107,603)	(886,305)

Net increase (decrease)	(47,760)	$(397,854)	(103,263)	$(850,602)

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Return of Capital	Value, end of period
GMO Short-Duration Collateral Fund	$2,403,760	$—	$—	$23,458	$—	$992,986	$1,380,194
GMO Special Purpose Holding Fund	4,596	—	—	—	—	—	4,596
GMO U.S. Treasury Fund	2,863,916	1,561,169	425,000	1,459	910	—	3,999,891

Totals	$5,272,272	$1,561,169	$425,000	$24,917	$910	$992,986	$5,384,681

20

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO Short-Duration Investment Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Short-Duration Investment Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

21

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

22

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *

Class III
1) Actual	0.23%	$1,000.00	$1,004.90	$1.15
2) Hypothetical	0.23%	$1,000.00	$1,023.72	$1.16

*	Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

23

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

The Fund hereby designates $15,110 (unless determined to be different) as qualified interest income with respect to its taxable year ended February 29, 2012.

Of the ordinary income distributions made by the Fund during the fiscal year ended February 29, 2012, 6.28% is derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

24

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.
Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

25

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

26

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.

Treasurer and Chief Financial Officer, GMO Series Trust

(May 2011 – present);

Head of Fund Administration

(December 2006 – present),

Fund Administration Staff

(June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.

Assistant Treasurer, GMO Series Trust

(November 2011 – present);

Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present);

Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.

Assistant Treasurer, GMO Series Trust

(November 2011 – present);

Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present);

Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC

(April 2007 – April 2009);

Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

27

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President – Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 – present), Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

28

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti- Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

29

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a private placement memorandum, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The private placement memorandum can be obtained by calling 1-617-346-7646 (collect).

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Special Purpose Holding Fund returned -2.0% for the fiscal year ended February 29, 2012, as compared with +0.6% for the J.P. Morgan U.S. 3 Month Cash Index.

The Fund underperformed the benchmark during the fiscal year by -2.6%. The Fund’s underperformance was attributable to its ongoing payment of legal expenses related to the ownership of bankruptcy interests. While the Fund did receive distributions from the Trusts established to manage litigation proceeds related to those bankruptcy interests, they were not sufficient to cover legal costs.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Special Purpose Holding Fund and the J.P. Morgan U.S. 3 Month Cash Index As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, please call (617) 330-7500. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2012. All information is unaudited.

*	This total assumes the effect of reinvested dividends, which are prohibited in this Fund. An investor could not have achieved this return due to this prohibition.

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Investments Concentration Summary(a)

February 29, 2012 (Unaudited)

Asset Class Summary	% of Total Net Assets
Short-term Investments	10.0%
Debt Obligations	0.0
Other	90.0

100.0%

(a)	GMO SPV I, LLC is a 74.9% owned subsidiary of GMO Special Purpose Holding Fund.

1

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	DEBT OBLIGATIONS — 0.0% (a)

	Asset-Backed Securities — 0.0%
	Health Care Receivables — 0.0%
	Interest related to the Bankruptcy Estate of NPF VI Inc. Series 02-1 Class A (b) (c)	—
	Interest related to the Bankruptcy Estate of NPF XII Inc. Series 00-3 Class A (b) (c)	—
	Interest related to the Bankruptcy Estate of NPF XII Inc. Series 02-1 Class A (b) (c)	—

		—

	Total Asset-Backed Securities	—

	TOTAL DEBT OBLIGATIONS (COST $0)	—

	SHORT-TERM INVESTMENTS — 10.0%

	Money Market Funds — 10.0%
13,604	State Street Institutional Liquid Reserves Fund-Institutional Class, 0.21% (d)	13,604
13,604	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (e)	13,604

	TOTAL SHORT-TERM INVESTMENTS (COST $27,208)	27,208

	TOTAL INVESTMENTS — 10.0% (Cost $27,208)	27,208
	Other Assets and Liabilities (net) — 90.0%	245,741

	TOTAL NET ASSETS — 100.0%	$272,949

Notes to Consolidated Schedule of Investments:

(a)	Owned by GMO SPV I, LLC. GMO SPV I, LLC is a 74.9% subsidiary of GMO Special Purpose Holding Fund.

(b)	Security in default.

(c)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(d)	The rate disclosed is the 7 day yield, as of February 29, 2012.

(e)	The rate disclosed is the 7 day yield, as of February 29, 2012. Note Yield rounds to 0.00%.

2	See accompanying notes to the financial statements.

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidating Statement of Assets and Liabilities — February 29, 2012

	GMO Special Purpose Holding Fund	GMO SPV I, LLC	Noncontrolling Interest	Eliminations	Consolidated Totals
Assets:
Investments in affiliated issuers, at value (cost $0) (Note 2)	$143,639	$—	$—	$(143,639)	$—
Investments in unaffiliated issuers, at value (cost $27,208) (Note 2)	27,208	—	—	—	27,208
Cash	169,266	435,856	—	—	605,122
Dividends receivable	2	—	—	—	2
Receivable for expenses reimbursed by Manager (Note 5)	11,803	2,697	—	—	14,500

Total assets	351,918	438,553	—	(143,639)	646,832

Liabilities:
Accrued expenses	78,969	246,800	—	—	325,769
Non controlling interest in subsidiary	—	—	48,114	—	48,114

Total liabilities	78,969	246,800	48,114	—	373,883

Net assets	$272,949	$191,753	$(48,114)	$(143,639)	$272,949

Shares outstanding	554,071				554,071

Net asset value per share	$0.49				$0.49

See accompanying notes to the financial statements.	3

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidating Statement of Operations — Year Ended February 29, 2012

	GMO Special Purpose Holding Fund	GMO SPV I, LLC	Noncontrolling Interest	Eliminations	Consolidated Totals
Investment Income:
Dividends	$19	$—	$—	$—	$19

Total income	19	—	—	—	19

Expenses:
Custodian and transfer agent fees	3,126	27,691	—	—	30,817
Audit and tax fees	63,652	12,529	—	—	76,181
Legal fees	—	115,013	—	—	115,013
Trustees fees and related expenses (Note 5)	11	—	—	—	11
Miscellaneous	9,628	794	—	—	10,422

Total expenses	76,417	156,027	—	—	232,444

Fees and expenses reimbursed by Manager (Note 5)	(76,396)	(41,014)	—	—	(117,410)

Expense Reduction (Note 2)	(84)	(171)	—		(255)

Net expenses	(63)	114,842	—	—	114,779

Net income (loss)	82	(114,842)	—	—	(114,760)
Noncontrolling interest in subsidiary net income (loss)	—	—	53,815	—	53,815

Net investment income (loss) after noncontrolling interest	82	(114,842)	53,815	—	(60,945)

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	—	106,035	(49,688)	—	56,347

Net realized gain (loss)	—	106,035	(49,688)	—	56,347

Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(4,680)	—	—	4,680	—

Net unrealized gain (loss)	(4,680)	—	—	4,680	—

Net realized and unrealized gain (loss)	(4,680)	106,035	(49,688)	4,680	56,347
Noncontrolling interest in subsidiary’s realized and unrealized gain (loss)	—	—	—	—	—

Net increase (decrease) in net assets resulting from operations	$(4,598)	$(8,807)	$4,127	$4,680	$(4,598)

4	See accompanying notes to the financial statements.

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss) after noncontrolling interest	$(60,945)	$(29,668)
Net realized gain (loss)	56,347	—
Change in net unrealized appreciation (depreciation)	—	—

	(4,598)	(29,668)
Noncontrolling interest in realized and unrealized gain (loss)	—	—

Net increase (decrease) in net assets from operations	(4,598)	(29,668)

Fund share transactions: (Note 9)
Proceeds from sale of shares	—	—
Cost of shares repurchased	—	—

Net increase (decrease) from Fund share transactions	—	—

Total increase (decrease) in net assets	(4,598)	(29,668)

Net assets:
Beginning of period	277,547	307,215

End of period	$272,949	$277,547

See accompanying notes to the financial statements.	5

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	Year Ended February 28/29
	2012		2011		2010(a)		2009	2008
Net asset value, beginning of period	$0.50		$0.55		$0.73		$1.26	$1.41

Income from investment operations:
Net investment income (loss)†	(0.11)		(0.05)		(0.18)		0.00 (b)	0.06
Net realized and unrealized gain (loss)	0.10		—		—		1.73	6.28

Total from investment operations	(0.01)		(0.05)		(0.18)		1.73	6.34

Less distributions to shareholders:
From cash distributions	—		—		—		(2.26)	(6.49)

Total distributions	—		—		—		(2.26)	(6.49)

Net asset value, end of period	$0.49		$0.50		$0.55		$0.73	$1.26

Total Return(c)(d)	(2.00)%		(9.09)%		(24.66)%		137.67%	517.54%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$273		$278		$307		$407	$697
Net expenses to average daily net assets	35.01	%(e)	10.18	%(e)	27.55	%(e)	0.81%	0.00	%(f)
Net investment income to average daily net assets	(24.77)%		(10.03)%		(27.38)%		0.25%	3.91%
Portfolio turnover rate	0%		0%		0%		0%	0%
Fees and expenses reimbursed by the Manager to average daily net assets:	43.53%		35.58%		25.66%		15.56%	8.84%

(a)	For the year ended February 28, 2010, the Fund’s financial results reflect a legal expense adjustment related to pending litigation against various entities related to the default of the NPF Securities. See Note 1.
(b)	Net investment income (loss) was less than $0.01 per share.
(c)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(d)	Had the effect of reinvested distributions not been assumed and income from investment operations been retained, the total returns would have been (0.01)%, (0.05)%, (0.20)%, 1.93%, and 7.61% for the fiscal years ended 2012, 2011, 2010, 2009, and 2008, respectively.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Net expenses as a percentage of average daily net assets was less than 0.01%.
†	Calculated using average shares outstanding throughout the period.

6	See accompanying notes to the financial statements.

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO Special Purpose Holding Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks total return. The Fund’s investments consist primarily of: (i) units of GMO SPV I, LLC (“SPV”), a special purpose vehicle that holds an interest in liquidating trusts (described below) related to certain defaulted asset-backed securities (the “NPF Securities”) issued by NPF VI, Inc. and NPF XII, Inc. (the “Issuers”), and (ii) cash and cash items. The Fund expects that any new investments will be made primarily in cash, cash items, and high quality debt securities.

One of the Fund’s principal investments is units of SPV, which in turn holds an interest in liquidating trusts related to the NPF Securities. In November 2002, National Century Financial Enterprises (“NCFE”), which organized and administered the Issuers and the NPF Securities, defaulted on its obligations with respect to the NPF Securities (health care asset-backed receivables). The NPF Securities had been acquired by the Fund prior to this default. NCFE and its affiliates are alleged to have violated the terms of the bonds’ indentures by, among other things, purportedly spending cash collateral, accepting collateral other than permitted receivables, moving receivables between trusts to meet compliance tests and reimbursing health care providers for more than the value of receivables purchased. NCFE, its affiliated operations (including the Issuers), and many of the health care providers declared bankruptcy.

In November 2002, the NPF Securities were transferred to SPV to facilitate the redemption of the NPF Securities in-kind, if necessary, to protect the interests of non-redeeming shareholders. In connection with the Fund’s placement of the NPF Securities in SPV, the Fund assigned to SPV the right to any proceeds received in connection with any claims or actions against various parties arising out of the Fund’s purchase of the NPF Securities (including those described below). The Fund’s pro rata portion of the costs associated with the Fund’s attempted recovery of losses associated with the NPF Securities will be borne by the Fund, subject to a priority reimbursement of such costs by SPV in the event SPV receives any proceeds in connection with any claims or actions.

In 2003, the Fund joined with certain other holders of the NPF Securities in filing a lawsuit against certain parties related to the NCFE offerings, including the indenture trustees, underwriters, and certain other parties. In April 2004, a plan of liquidation was approved by the bankruptcy court with respect to NCFE and its affiliated operations (including the Issuers). Pursuant to such plan, SPV received cash distributions, which were distributed, less expenses, to holders of SPV, including the Fund. SPV also received interests in liquidating trusts, which it continues to hold. In July 2005 and April 2006, the Fund entered into

7

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

settlement agreements with two of the defendants in the lawsuit and received (through its investment in SPV) cash settlements in connection therewith. Litigation against the remaining defendants continues at this time.

The cash items and high quality debt securities in which the Fund may invest may include securities issued by the U.S. government and agencies thereof (including securities neither guaranteed nor insured by the U.S. government), bankers’ acceptances, commercial paper, bank certificates of deposit, and money market mutual funds. The Fund is also permitted to invest in debt securities of any quality or type, including governmental and corporate and other private issuers.

The Fund is presently closed to new subscriptions and additional investments from existing shareholders. The Fund’s shares are held by other GMO Funds and certain other accredited investors.

The Fund has litigation pending against various entities related to the default of certain of the NPF Securities. For the year ended February 29, 2012, the Fund received no distributions in conjunction with a settlement agreement related to the default of those securities. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of the Fund. To the extent additional recoveries are realized, such recoveries may be material to the net asset value of the Fund.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Basis of presentation and principles of consolidation

The accompanying consolidated financial statements include the accounts of the Fund and its majority owned investment in SPV. The consolidated financial statements include 100% of the assets and liabilities of SPV and the ownership interests of participants in SPV other than the Fund are recorded as a “Noncontrolling Interest”. All interfund accounts and transactions have been eliminated in consolidation.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable

8

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 29, 2012, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.0% of net assets. The Fund classifies such securities (levels defined below) as Level 3.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

9

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: Consistent with U.S. GAAP, the Fund valued potential litigation recoveries with respect to the bankruptcy proceedings at zero and interests related to bankruptcy proceedings at zero.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total

Debt Obligations	$—	$—	$0	*	$0	*
Short-Term Investments	27,208	—	—		27,208

Total Investments	$27,208	$—	$0	*	$27,208

*	Represents the interest in securities that are defaulted and were determined to have a fair value of zero at February 29, 2012 or February 28, 2011.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

Taxes

The Fund has elected to be treated as a partnership for U.S. federal income tax purposes. As a partnership, the Fund is not itself subject to U.S. federal income tax. Instead, each shareholder is required to take into account in determining its tax liability, its distributive share of items of Fund income, gain, loss, deduction, credit, and tax preference for each taxable year substantially as though such items have been realized directly by the shareholder and without regard to whether any distribution by the Fund has been or will be received. The Fund trades securities for its own account and, as such, is generally not subject to U.S. tax on such earnings (other than certain withholding taxes). The Manager intends to conduct the business of the Fund to the maximum extent practicable so that the Fund’s activities do not constitute a U.S. trade or business. Accordingly, no provision (benefit) for U.S. federal and state income taxes is reflected in the accompanying financial statements. Dividends and other revenue may be subject to withholding or similar

10

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

taxes imposed by the country in which such dividends or other revenue originate. The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes and associated penalty and interest amounts related to capital gains realized during the year ended February 29, 2012, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. SPV is also treated as a partnership for U.S. federal income tax purposes and is subject to the same rules as the Fund with respect to the U.S. federal taxation of partnerships.

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$27,208	$—	$—	$—

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2009 through February 29, 2012.

Distributions

Because the Fund has elected to be treated as a partnership for U.S. federal income tax purposes, it is not required to make distributions to its shareholders.

The Fund will distribute proceeds and other cash receipts received from its underlying investments. Distributions made by the Fund, other than distributions made in partial or complete redemption of shareholder interests in the Fund, are reported in the Fund’s financial statements as cash distributions to shareholders.

11

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant share purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (See Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the 1940 Act and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Litigation-Related Risk — The ultimate amount of the Fund’s recovery (through its investment in SPV) of losses on the defaulted NPF Securities and the total costs the Fund may incur with respect to its funding of litigation related to the NPF Securities is unknown at this time. Therefore, the Fund is subject to the risk that SPV may ultimately be unable to recover certain losses related to the NPF Securities.

12

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Liquidity Risk — Low trading volume, lack of a market maker, a large size position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind. Liquidity risk is particularly pronounced for the Fund due to the nature and size of its investment in the NPF Securities (through the SPV). The Fund may be exposed (through the SPV) to the NPF Securities for an indefinite period of time and may experience a substantial loss in the event the SPV sells the NPF Securities.

• Market Risk — Fixed Income Securities — Typically, the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

4.	Derivative financial instruments

At February 29, 2012, the Fund held no derivative contracts.

5.	Fees and other transactions with affiliates

GMO does not charge the Fund any management or service fees for its services. The Manager has contractually agreed to reimburse the Fund in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including certain other expenses) exceeds 0.00% of the Fund’s average daily net assets. This agreement will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012

13

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

was $11 and $10, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

6.	Purchases and sales of securities

There were no purchases or sales of securities, excluding short-term investments, for the year ended February 29, 2012.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, 61.72% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund’s outstanding shares. One of the shareholders is another fund of the Trust. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and 91.02% of the shares of the Fund were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012	Year Ended February 28, 2011
Shares sold	—	—
Shares repurchased	—	—

Net decrease	—	—
Fund shares:
Beginning of period	554,071	554,071

End of period	554,071	554,071

10.	Subsequent event

On March 14, 2012, SPV received $153,518 in connection with a distribution from the NPF VI and NPF XII bankruptcy estates.

14

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO Special Purpose Holding Fund:

In our opinion, the accompanying consolidating statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidating statement of operations and consolidated statement of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of GMO Special Purpose Holding Fund (the “Fund”) (a series of GMO Trust) and subsidiary at February 29, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

15

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

16

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
1) Actual	36.95%	$1,000.00	$1,139.50	$196.56
2) Hypothetical	36.95%	$1,000.00	$841.12	$169.14

*	Expenses are calculated using the annualized expense ratio for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

17

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

18

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.
[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

19

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).
Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

20

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.
Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President – Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 – present), Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

21

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

22

GMO Special Situations Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a private placement memorandum, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The private placement memorandum can be obtained by calling 1-617-346-7646 (collect).

GMO Special Situations Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Special Situations Fund returned -3.9% for the fiscal year ended February 29, 2012, as compared with +0.1% for the Citigroup 3 Month Treasury Bill Index. During the fiscal year the Fund was exposed to currency positions, dividend swaps, and U.S. Treasuries.

Positions in long-dated Euro Stoxx 50 dividend swaps detracted from relative performance. The Fund’s short position in the Australian dollar also detracted from performance. The remainder of the Fund was exposed largely to investments in U.S. Treasuries, whose performance was similar to that of the Fund’s benchmark.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Special Situations Fund Class III Shares and the Citigroup 3 Month Treasury Bill Index As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2012. All information is unaudited. Performance for classes may vary due to different fees.

*	For the period from July 31, 2007 to August 13, 2007, no Class III shares were outstanding. Performance for that period is that of Class VI, which has lower expenses. Therefore, the performance shown is higher than it would have been if Class III expenses had been applied throughout.

GMO Special Situations Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary	% of Total Net Assets
Mutual Funds	92.5%
Short-Term Investments	6.3
Forward Currency Contracts	0.8
Debt Obligations	0.5
Swap Agreements	(0.2)
Other	0.1

100.0%

1

GMO Special Situations Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Par Value ($) / Shares	Description	Value ($)

	DEBT OBLIGATIONS — 0.5%

	Asset-Backed Securities — 0.5%
	Residential Asset-Backed Securities (United States)¿— 0.5%
115,226	Countrywide Asset-Backed Certificates, Series 07-S2, Class A1, MBIA 1 mo. LIBOR + .14%, 0.38%, due 05/25/37	113,210
1,069,243	Countrywide Asset-Backed Certificates, Series 07-S1, Class A1A, MBIA 1 mo. LIBOR + .11%, 0.35%, due 11/25/36	1,024,869
2,475,718	Countrywide Asset-Backed Certificates, Series 06-S9, Class A2, MBIA, 5.51%, due 08/25/36	2,405,408

	Total Residential Asset-Backed Securities (United States)	3,543,487

	Total Asset-Backed Securities	3,543,487

	TOTAL DEBT OBLIGATIONS (COST $3,531,234)	3,543,487

	MUTUAL FUNDS — 92.5%

	Affiliated Issuers — 92.5%
27,635,406	GMO U.S. Treasury Fund	690,885,151

	TOTAL MUTUAL FUNDS (COST $690,981,261)	690,885,151

	SHORT-TERM INVESTMENTS — 6.3%

	Money Market Funds — 6.3%
47,245,841	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	47,245,841

	TOTAL SHORT-TERM INVESTMENTS (COST $47,245,841)	47,245,841

	TOTAL INVESTMENTS — 99.3% (Cost $741,758,336)	741,674,479
	Other Assets and Liabilities (net) — 0.7%	5,214,268

	TOTAL NET ASSETS — 100.0%	$746,888,747

2	See accompanying notes to the financial statements.

GMO Special Situations Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

A summary of outstanding financial instruments at February 29, 2012 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
3/02/12	Barclays Bank PLC	BRL	272,624,400	$158,756,384	$13,489,272
3/16/12	Morgan Stanley & Co. International PLC	CLP	49,980,000,000	103,989,213	8,922,869
4/06/12	Royal Bank of Scotland PLC	KRW	179,865,270,000	160,386,571	4,928,257
3/15/12	Bank of America N.A.	RUB	3,122,616,000	106,754,497	10,082,947
4/20/12	Bank of America N.A.	SGD	46,187,204	36,931,859	167,681
4/20/12	Brown Brothers Harriman & Co.	SGD	57,416,745	45,911,138	214,997
4/20/12	Deutsche Bank AG	SGD	104,131,800	83,265,073	390,580

				$695,994,735	$38,196,603

Sales #
4/20/12	Bank of America N.A.	AUD	151,262,267	$161,319,915	$(951,659)
4/20/12	Bank of New York Mellon	AUD	3,375,022	3,599,432	(17,960)
4/20/12	Barclays Bank PLC	AUD	3,375,000	3,599,408	(17,487)
4/20/12	JPMorgan Chase Bank N.A.	AUD	75,631,133	80,659,957	(333,340)
3/02/12	Barclays Bank PLC	BRL	272,624,400	158,756,384	(11,344,034)
4/20/12	Bank of America N.A.	CHF	12,782,051	14,136,122	(142,044)
4/20/12	Bank of New York Mellon	CHF	12,873,543	14,237,306	(131,942)
4/20/12	Brown Brothers Harriman & Co.	CHF	4,750,520	5,253,768	(53,361)
4/20/12	Royal Bank of Scotland PLC	CHF	48,188,202	53,293,035	(460,134)
3/16/12	Morgan Stanley & Co. International PLC	CLP	49,980,000,000	103,989,213	(8,807,343)
3/15/12	Bank of America N.A.	RUB	3,122,616,000	106,754,497	(9,912,679)

				$705,599,037	$(32,171,983)

†	Fund buys foreign currency; sells USD.
#	Fund sells foreign currency; buys USD.

See accompanying notes to the financial statements.	3

GMO Special Situations Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Swap Agreements

Forward Starting Dividend Swaps

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
686,006	EUR	12/19/2014	12/18/2015	Barclays Bank PLC	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	$156,313
2,020,000	EUR	12/18/2015	12/16/2016	Barclays Bank PLC	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	393,753
5,436,000	EUR	12/16/2016	12/15/2017	BNP Paribas	60,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	60,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	195,595

4	See accompanying notes to the financial statements.

GMO Special Situations Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Forward Starting Dividend Swaps — continued

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
2,072,500	EUR	12/15/2017	12/21/2018	Barclays Bank PLC	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	$301,873
2,065,000	EUR	12/15/2017	12/21/2018	Barclays Bank PLC	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	310,665
2,062,500	EUR	12/15/2017	12/21/2018	BNP Paribas	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	313,596
1,007,000	EUR	12/15/2017	12/21/2018	BNP Paribas	10,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	10,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	(87,924)

See accompanying notes to the financial statements.	5

GMO Special Situations Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Forward Starting Dividend Swaps — continued

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
2,729,225	EUR	12/21/2018	12/20/2019	BNP Paribas	30,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	30,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	$(245,090)

							$1,338,781

					Premiums to (Pay) Receive		$—

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
840,000,000	JPY	10/22/2020	Citibank N.A.	(Pay)	0.97%	6 Month JPY BBA LIBOR	$(118,269)
840,000,000	JPY	10/26/2020	Citibank N.A.	(Pay)	0.97%	6 Month JPY BBA LIBOR	(117,530)
840,000,000	JPY	10/26/2020	Citibank N.A.	(Pay)	0.97%	6 Month JPY BBA LIBOR	(119,465)
840,000,000	JPY	10/27/2020	Citibank N.A.	(Pay)	0.99%	6 Month JPY BBA LIBOR	(130,109)
2,130,000,000	JPY	11/1/2020	Morgan Stanley Capital Services LLC	(Pay)	1.04%	6 Month JPY BBA LIBOR	(438,325)

							$(923,698)

				Premiums to (Pay) Receive			$—

#	Receive - Fund receives fixed rate and pays variable rate. (Pay) - Fund pays fixed rate and receives variable rate.

6	See accompanying notes to the financial statements.

GMO Special Situations Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
39,166,610	USD	5/16/2012	Goldman Sachs International	Return on Asia Equity Basket Swap	1 Day Federal Funds Effective Rate -.68%	$(1,015,149)
23,934,366	USD	5/16/2012	Goldman Sachs International	Return on Europe Equity Basket Swap	1 Day Federal Funds Effective Rate -.33%	(445,883)
6,274,975	USD	5/16/2012	Goldman Sachs International	Return on U.S. Equity Basket Swap	1 Day Federal Funds Effective Rate -.33%	(16,661)
198,432	USD	11/1/2012	Morgan Stanley & Co. International PLC	Return on Evergrande Real Estate Group Common Stock	1 Month Federal Funds Effective Rate -.16%	(70,853)
614,990	USD	11/1/2012	Morgan Stanley & Co. International PLC	Return on Industrial and Commercial Bank of China Ltd. - Class H	1 Month Federal Funds Effective Rate -.40%	(34,577)
23,321	USD	11/1/2012	Morgan Stanley & Co. International PLC	Return on Industrial and Commercial Bank of China Ltd. - Class H	1 Month Garban Intercapital Federal Funds Effective Rate	(1,311)
4,400,000	EUR	12/18/2015	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2015 Dividend Future	Appreciation of EURO STOXX 50 December 2015 Dividend Future	386,367
8,880,000	EUR	12/16/2016	Morgan Stanley & Co. International PLC	Depreciation of EURO STOXX 50 December 2016 Dividend Future	Appreciation of EURO STOXX 50 December 2016 Dividend Future	626,181
2,585,250	EUR	12/15/2017	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2017 Dividend Future	Appreciation of EURO STOXX 50 December 2017 Dividend Future	(88,132)

See accompanying notes to the financial statements.	7

GMO Special Situations Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Total Return Swaps — continued

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
9,125,000	EUR	12/15/2017	Morgan Stanley & Co. International PLC	Depreciation of EURO STOXX 50 December 2017 Dividend Future	Appreciation of EURO STOXX 50 December 2017 Dividend Future	$273,121
547,500	EUR	12/21/2018	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2018 Dividend Future	Appreciation of EURO STOXX 50 December 2018 Dividend Future	(108,582)
789,000	EUR	12/21/2018	Morgan Stanley & Co. International PLC	Depreciation of EURO STOXX 50 December 2018 Dividend Future	Appreciation of EURO STOXX 50 December 2018 Dividend Future	(119,907)
275,860	EUR	12/21/2018	Morgan Stanley & Co. International PLC	Depreciation of EURO STOXX 50 December 2018 Dividend Future	Appreciation of EURO STOXX 50 December 2018 Dividend Future	(44,685)
904,250	EUR	12/21/2018	Morgan Stanley & Co. International PLC	Depreciation of EURO STOXX 50 December 2018 Dividend Future	Appreciation of EURO STOXX 50 December 2018 Dividend Future	(112,033)
2,663,701	EUR	12/21/2018	Morgan Stanley & Co. International PLC	Depreciation of EURO STOXX 50 December 2018 Dividend Future	Appreciation of EURO STOXX 50 December 2018 Dividend Future	(196,249)
552,500	EUR	12/20/2019	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2019 Dividend Future	Appreciation of EURO STOXX 50 December 2019 Dividend Future	(114,578)
3,037,500	EUR	12/20/2019	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2019 Dividend Future	Appreciation of EURO STOXX 50 December 2019 Dividend Future	(317,754)
2,937,000	EUR	12/20/2019	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2019 Dividend Future	Appreciation of EURO STOXX 50 December 2019 Dividend Future	(183,857)

8	See accompanying notes to the financial statements.

GMO Special Situations Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Total Return Swaps — continued

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
5,587,500	EUR	12/20/2019	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2019 Dividend Future	Appreciation of EURO STOXX 50 December 2019 Dividend Future	$13,989
881,250	EUR	12/20/2019	Morgan Stanley & Co. International PLC	Depreciation of EURO STOXX 50 December 2019 Dividend Future	Appreciation of EURO STOXX 50 December 2019 Dividend Future	(241,812)

						$(1,812,365)

				Premiums to (Pay) Receive		$—

As of February 29, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

BBA - British Banks Association

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

The rates shown on variable rate notes are the current interest rates at February 29, 2012, which are subject to change based on the terms of the security.

¿ These securities are primarily backed by subprime mortgages.

(a) The rate disclosed is the 7 day net yield as of February 29, 2012. Note: Yield rounds to 0.00%.

Currency Abbreviations:

AUD - Australian Dollar

BRL - Brazilian Real

CHF - Swiss Franc

CLP - Chilean Peso

EUR - Euro

JPY - Japanese Yen

KRW - South Korean Won

RUB - Russian Ruble

SGD - Singapore Dollar

USD - United States Dollar

See accompanying notes to the financial statements.	9

GMO Special Situations Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments in unaffiliated issuers, at value (cost $50,777,075) (Note 2)	$50,789,328
Investments in affiliated issuers, at value (cost $690,981,261) (Notes 2 and 10)	690,885,151
Receivable for Fund shares sold	3,048,577
Dividends and interest receivable	33,674
Unrealized appreciation on open forward currency contracts (Note 4)	38,196,603
Receivable for open swap contracts (Note 4)	2,971,453
Receivable for collateral on open swap contracts (Note 4)	2,290,000
Receivable for expenses reimbursed by Manager (Note 5)	13,572

Total assets	788,228,358

Liabilities:
Payable for investments purchased	22,266
Payable for Fund shares repurchased	4,159,383
Payable for closed swap contracts	91,519
Payable to affiliate for (Note 5):
Management fee	219,421
Shareholder service fee	35,556
Trustees and Trust Officers or agents unaffiliated with the Manager	2,021
Unrealized depreciation on open forward currency contracts (Note 4)	32,171,983
Interest payable for open swap contracts	158,138
Payable for open swap contracts (Note 4)	4,368,735
Accrued expenses	110,589

Total liabilities	41,339,611

Net assets	$746,888,747

Net assets attributable to:
Class III shares	$39,009,964

Class VI shares	$707,878,783

Shares outstanding:
Class III	1,474,214

Class VI	26,624,796

Net asset value per share:
Class III	$26.46

Class VI	$26.59

10	See accompanying notes to the financial statements.

GMO Special Situations Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Interest	$927,467
Dividends from affiliated issuers (Note 10)	286,067
Dividends from unaffiliated issuers (net withholding taxes of $9,644)	19,563

Total investment income	1,233,097

Expenses:
Management fee (Note 5)	2,726,453
Shareholder service fee – Class III (Note 5)	50,874
Shareholder service fee – Class VI (Note 5)	386,630
Custodian, fund accounting agent and transfer agent fees	128,682
Audit and tax fees	93,607
Legal fees	27,006
Trustees fees and related expenses (Note 5)	11,680
Miscellaneous	16,994

Total expenses	3,441,926
Fees and expenses reimbursed by Manager (Note 5)	(251,261)
Expense reductions (Note 2)	(75)

Net expenses	3,190,590

Net investment income (loss)	(1,957,493)

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	4,639,501
Investments in affiliated issuers	(13,600)
Realized gains distributions from affiliated issuers (Note 10)	165,834
Futures contracts	(15,380,468)
Written options	2,473,242
Swap agreements	15,915,126
Foreign currency, forward contracts and foreign currency related transactions	(24,526,456)

Net realized gain (loss)	(16,726,821)

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,870,838)
Investments in affiliated issuers	(2,457)
Swap agreements	(22,455,324)
Foreign currency, forward contracts and foreign currency related transactions	14,549,075

Net unrealized gain (loss)	(9,779,544)

Net realized and unrealized gain (loss)	(26,506,365)

Net increase (decrease) in net assets resulting from operations	$(28,463,858)

See accompanying notes to the financial statements.	11

GMO Special Situations Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(1,957,493)	$1,239,277
Net realized gain (loss)	(16,726,821)	15,988,518
Change in net unrealized appreciation (depreciation)	(9,779,544)	(6,607,483)

Net increase (decrease) in net assets from operations	(28,463,858)	10,620,312

Net share transactions (Note 9):
Class III	17,028,292	5,789,457
Class VI	19,341,128	357,283,727

Increase (decrease) in net assets resulting from net share transactions	36,369,420	363,073,184

Total increase (decrease) in net assets	7,905,562	373,693,496

Net assets:
Beginning of period	738,983,185	365,289,689

End of period	$746,888,747	$738,983,185

12	See accompanying notes to the financial statements.

GMO Special Situations Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010	2009	2008(a)
Net asset value, beginning of period	$27.53		$27.47		$25.47	$21.32	$20.09

Income (loss) from investment operations:
Net investment income (loss)†	(0.10)		0.04		0.33	0.26	0.31
Net realized and unrealized gain (loss)	(0.97)		0.02	(b)	1.67	3.89	0.92

Total from investment operations	(1.07)		0.06		2.00	4.15	1.23

Net asset value, end of period	$26.46		$27.53		$27.47	$25.47	$21.32

Total Return(c)	(3.89)%		0.22%		7.85%	19.47%	6.12	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$39,010		$23,299		$17,332	$20,366	$88,204
Net operating expenses to average daily net assets	0.52	%(d)(e)	0.53	%(d)(e)	0.53%	0.52%	0.53	%*
Interest expense to average daily net assets	—		0.01%		0.03%	—	—
Total net expenses to average daily net assets	0.52%		0.54%		0.56%	0.52%	0.53	%*
Net investment income (loss) to average daily net assets	(0.37)%		0.15%		1.24%	1.20%	2.71	%*
Portfolio turnover rate	11%		60%		15%	62%	0	%††**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.03%		0.04%		0.04%	0.03%	0.05	%*

(a)	Period from August 13, 2007 (commencement of operations) through February 29, 2008.
(b)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover rate of the Fund for the period from July 31, 2007 (commencement of operations) through February 29, 2008.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	13

GMO Special Situations Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)

(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010	2009	2008(a)
Net asset value, beginning of period	$27.63		$27.55		$25.51	$21.33	$20.00

Income (loss) from investment operations:
Net investment income (loss)†	(0.07)		0.05		0.36	0.23	0.34
Net realized and unrealized gain (loss)	(0.97)		0.03	(b)	1.68	3.95	0.99

Total from investment operations	(1.04)		0.08		2.04	4.18	1.33

Net asset value, end of period	$26.59		$27.63		$27.55	$25.51	$21.33

Total Return(c)	(3.76)%		0.29%		8.00%	19.60%	6.65	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$707,879		$715,684		$347,957	$326,148	$593,131
Net operating expenses to average daily net assets	0.43	%(d)(e)	0.43	%(d)(e)	0.44%	0.43%	0.43	%*
Interest expense to average daily net assets	—		0.01%		0.03%	—	—
Total net expenses to average daily net assets	0.43%		0.44%		0.47%	0.43%	0.43	%*
Net investment income (loss) to average daily net assets	(0.26)%		0.19%		1.35%	1.03%	2.84	%*
Portfolio turnover rate	11%		60%		15%	62%	0	%††**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.03%		0.04%		0.05%	0.03%	0.05	%*

(a)	Period from July 31, 2007 (commencement of operations) through February 29, 2008.
(b)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover rate of the Fund for the period from July 31, 2007 (commencement of operations) through February 29, 2008.
*	Annualized.
**	Not annualized.

14	See accompanying notes to the financial statements.

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO Special Situations Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks capital appreciation and capital preservation. The Manager pursues the Fund’s investment objectives by using investment strategies designed to complement broader asset allocation strategies being implemented by the Manager in other GMO asset allocation funds or accounts. Accordingly, the Fund is not a standalone investment. The Manager uses multi-year forecasts of relative value and risk to determine the Fund’s strategic direction.

The Fund may have long or short exposure to foreign and U.S. equity securities (which may include both growth and value style equities and equities of any market capitalization), foreign and U.S. fixed income securities (which may include fixed income securities of any credit quality and having any maturity or duration), currencies, and, from time to time, other alternative asset classes (e.g., instruments that seek exposure to or reduce risks of market volatility). The Fund is not restricted in its exposure to any particular asset class, and at times may be substantially exposed (long or short) to a single asset class (e.g., equity securities or fixed income securities). In addition, the Fund is not restricted in its exposure (long or short) to any particular market. The Fund may have substantial exposure (long or short) to a particular country or type of country (e.g., emerging countries). The Fund could be subject to material losses from a single investment.

In pursuing its investment objectives, the Fund is permitted to use a wide variety of exchange-traded and over-the-counter (“OTC”) derivatives, including reverse repurchase agreements, options, futures, swap contracts, swaptions, and foreign currency derivative transactions. The Fund is not limited in its use of derivatives or in the absolute face value of its derivatives positions, and, as a result, the Fund may be leveraged in relation to its assets.

The Fund may choose to make some or all of its investments through one or more wholly-owned, non-U.S. subsidiaries. GMO may serve as the investment manager to these companies but will not receive any additional management or other fees for such services. The Fund does not seek to control risk relative to a particular securities market index or benchmark. In addition, the Fund does not seek to outperform a particular securities market index or blend of market indices (i.e., the Fund does not seek “relative” return).

For cash management purposes, the Fund may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund normally does not take temporary defensive positions. To the extent the Fund takes a temporary defensive position, it may not achieve its investment objective.

15

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

For the year ended February 29, 2012, the Fund had two classes of shares outstanding: Class III and Class VI. Each class of shares bears a different shareholder service fee.

Currently, shares of the Fund are not publicly offered and are principally available for purchase by other GMO Funds and certain other accredited investors.

The Fund currently limits subscriptions.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. For the year ended February 29, 2012, the Fund did not reduce the value of any of its OTC derivatives contracts based on the creditworthiness of its counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

16

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The foregoing pricing methodologies are modified for the fair value of equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the NYSE due to time zone differences including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service as of February 29, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Swap Agreements	(0.2)%

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

17

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Level 2 – Valuations determined using other significant direct or indirect observable inputs such as most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. Inputs may also include: fair value adjustments provided by an independent pricing service and applied to foreign equity securities, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives, due to market events that have occurred since the local market close but prior to the close of the NYSE.

Level 3 – Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using quoted prices.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Asset-Backed Securities	$—	$—	$3,543,487	$3,543,487

TOTAL DEBT OBLIGATIONS	—	—	3,543,487	3,543,487

Mutual Funds	690,885,151	—	—	690,885,151
Short-Term Investments	47,245,841	—	—	47,245,841

Total Investments	738,130,992	—	3,543,487	741,674,479

Derivatives *
Forward currency contracts Foreign currency risk	—	38,196,603	—	38,196,603
Swap agreements Equity risk	—	2,971,453	—	2,971,453

Total	$738,130,992	$41,168,056	$3,543,487	$782,842,535

18

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives *
Forward currency contracts Foreign currency risk	$—	$(32,171,983)	$—	$(32,171,983)
Swap agreements
Interest risk	—	(923,698)	—	(923,698)
Equity risk	—	(3,445,037)	—	(3,445,037)

Total	$—	$(36,540,718)	$—	$(36,540,718)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was 0.5% of total net assets.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

19

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2011	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3*	Transfers out of Level 3*	Balances as of February 29, 2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 29, 2012
Debt Obligations
Asset-Backed Securities	$—	$6,011,997	$(2,579,890)	$3,138	$95,989	$12,253	$—	$—	$3,543,487	$12,253

Total	$—	$6,011,997	$(2,579,890)	$3,138	$95,989	$12,253	$—	$—	$3,543,487	$12,253

*	The Fund accounts for investments transferred into Level 3 at the value at the beginning of the year and transferred out of Level 3 at the value at the end of the year.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund

20

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the year.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the year.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. The Fund had no inflation-indexed bonds outstanding at the end of the year.

21

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Taxes

The Fund has elected to be treated as a partnership for U.S. federal income tax purposes. As a partnership, the Fund is not itself subject to U.S. federal income tax. Instead, each shareholder is required to take into account in determining its tax liability, its distributive share of items of Fund income, gain, loss, deduction, credit, and tax preference for each taxable year substantially as though such items have been realized directly by the shareholder and without regard to whether any distribution by the Fund has been or will be received. The Fund trades securities for its own account and, as such, is generally not subject to U.S. tax on such earnings (other than certain withholding taxes). The Manager intends to conduct the business of the Fund to the maximum extent practicable so that the Fund’s activities do not constitute a U.S. trade or business. Accordingly, no provision (benefit) for U.S. federal and state income tax is reflected in the accompanying financial statements. Dividends and other revenue may be subject to withholding or similar taxes imposed by the country in which such dividends or other revenue originate. The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes and associated penalty and interest amounts related to capital gains realized during the year ended February 29, 2012, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. Effective on January 1, 2012, the Fund was required to maintain a tax year-end of February 28/29. The Fund had previously maintained a December 31 tax year-end.

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$741,758,336	$12,254	$(96,111)	$(83,857)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012 the Fund did not have any unrecognized tax benefits in the financial statements. For

22

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the tax years ended February 28, 2009, December 31, 2009, December 31, 2010, December 31, 2011 and February 29, 2012.

Distributions

Because the Fund has elected to be treated as a partnership for U.S. federal income tax purposes, it is not required to make distributions to its shareholders. It is the policy of the Fund to declare and pay distributions as determined by the Trustees (or their delegates). Distributions made by the Fund, if any, other than distributions made in partial or complete redemption of shareholders’ interests in the Fund, are reported in the Fund’s Statement of Changes in Net Assets as cash distributions to shareholders.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (See Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

23

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the 1940 Act and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Customized Investment Program Risk — Because the Fund is intended to complement the Manager’s asset allocation strategies, the risks associated with the Fund’s investments often will be far greater (and investment returns may be far more volatile) than if the Fund served as a stand-alone investment vehicle.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Liquidity Risk — Low trading volume, lack of a market maker, a large size position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

24

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Focused Investment Risk — Focusing investments in particular countries, regions, sectors or companies, or in industries with high positive correlations to one another creates additional risk.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Market Risk — Fixed Income Securities — Typically, the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other

25

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds, or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected or that the Fund will invest in underlying funds with higher fees or expenses.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using

26

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be

27

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in Note 3, “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

28

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 29, 2012, the Fund used forward currency contracts to adjust exposure to foreign currencies and manage against anticipated currency exchange rate changes. Forward currency contracts outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying

29

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 29, 2012, the Fund used futures contracts to maintain the diversity and liquidity of the portfolio and to adjust exposure to equity markets. The Fund had no futures contracts outstanding at the end of the year.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the year.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the year ended February 29, 2012, the Fund used written option contracts to adjust exposure of the portfolio to various equity markets. The Fund had no written option contracts outstanding at the end of the year.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

30

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

For the year ended February 29, 2012, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Outstanding, beginning of year	$—	—	$—	$—	—	$—
Options written	—	(351,384)	(2,822,342)	—	—	—
Options exercised	—	—	—	—	—	—
Options expired	—	—	—	—	—	—
Options bought back	—	351,384	2,822,342	—	—	—

Outstanding, end of year	$—	—	$—	$—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

31

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Forward starting dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if the Fund took a long position on a dividend index swap, the Fund would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

32

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Future swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in an index. The Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the index based on a notional amount. For example, if the Fund took a long position on a future swap, the Fund would receive payments if the relevant index increase in value and would be obligated to pay if that index decreased in value.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to the time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees) and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 29, 2012, the Fund used swap agreements to adjust interest rate exposure, its exposure to certain securities markets, and its exposure to certain companies and industries, as well as to hedge some or all of the broad market exposure of the assets in which the Fund invests and manage the duration of the portfolio. Swap agreements outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the year.

33

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$38,196,603	$—	$—	$—	$38,196,603
Unrealized appreciation on swap agreements	—	—	—	2,971,453	—	2,971,453

Total	$—	$38,196,603	$—	$2,971,453	$—	$41,168,056

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(32,171,983)	$—	$—	$—	$(32,171,983)
Unrealized depreciation on swap agreements	(923,698)	—	—	(3,445,037)	—	(4,368,735)

Total	$(923,698)	$(32,171,983)	$—	$(3,445,037)	$—	$(36,540,718)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Written options	$—	$—	$—	$2,473,242	$—	$2,473,242
Futures contracts	—	—	—	(15,380,468)	—	(15,380,468)
Forward currency contracts	—	(24,530,438)	—	—	—	(24,530,438)
Swap agreements	(1,017,264)	—	—	16,932,390	—	15,915,126

Total	$(1,017,264)	$(24,530,438)	$—	$4,025,164	$—	$(21,522,538)

Change in Unrealized Appreciation (Depreciation) on:
Forward currency contracts	$—	$14,551,449	$—	$—	$—	$14,551,449
Swap agreements	(2,868,355)	—	—	(19,586,969)	—	(22,455,324)

Total	$(2,868,355)	$14,551,449	$—	$(19,586,969)	$—	$(7,903,875)

^	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

34

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount.

For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts, rights and/or warrants), notional amounts (swap agreements) or principal amounts (options) outstanding at each month-end, was as follows for the year ended February 29, 2012.

	Forward currency contracts	Futures contracts	Swap agreements	Options
Average amount outstanding	$1,250,018,567	$69,357,073	$221,311,761	$14,624	*

*	During the year ended February 29, 2012, the Fund did not hold written options at any month-end, therefore, the average amount outstanding was calculated using daily outstanding absolute values of principal amounts.

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.37% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares and 0.055% for Class VI shares.

The Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including shareholder service fees and certain other expenses) exceeds 0.37% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover specified costs that the Fund may incur as a result of investing in other GMO Trust Funds. These agreements will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $11,680 and $5,352, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

35

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2012, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.002%	0.000%	0.002%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2012 aggregated $73,200,601 and $82,340,472, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, 92.23% of the outstanding shares of the Fund were held by four shareholders, each holding more than 10% of the Fund’s outstanding shares. Three of the shareholders are other funds of the Trust. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and all of the Fund’s shares were held by accounts for which the Manager had investment discretion.

36

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class III:	Shares	Amount	Shares	Amount
Shares sold	979,666	$26,421,133	680,954	$18,376,962
Shares repurchased	(351,839)	(9,392,841)	(465,449)	(12,587,505)

Net increase (decrease)	627,827	$17,028,292	215,505	$5,789,457

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class VI:	Shares	Amount	Shares	Amount
Shares sold	13,130,882	$354,291,511	16,813,107	$453,971,886
Shares repurchased	(12,408,110)	(334,950,383)	(3,543,278)	(96,688,159)

Net increase (decrease)	722,772	$19,341,128	13,269,829	$357,283,727

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO U.S. Treasury Fund	$659,449,307	$65,451,900	$34,000,000	$286,067	$165,834	$690,885,151

37

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO Special Situations Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Special Situations Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated., in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

38

GMO Special Situations Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

39

GMO Special Situations Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *

Class III
1) Actual	0.53%	$1,000.00	$987.70	$2.62
2) Hypothetical	0.53%	$1,000.00	$1,022.23	$2.66

Class VI
1) Actual	0.43%	$1,000.00	$988.10	$2.13
2) Hypothetical	0.43%	$1,000.00	$1,022.73	$2.16

*	Expenses are calculated using each Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

40

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 –March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

41

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).
Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

42

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

43

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

44

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President – Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 – present), Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

45

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

46

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Strategic Fixed Income Fund returned +12.6% for the fiscal year ended February 29, 2012, as compared with +0.6% for the J.P. Morgan U.S. 3 Month Cash Index.

The Fund’s investment exposure was achieved directly through swaps and futures and indirectly through its investment in underlying GMO Trust mutual funds, primarily GMO Short-Duration Collateral Fund (SDCF), GMO World Opportunity Overlay Fund (Overlay Fund), and GMO Emerging Country Debt Fund (ECDF).

The Fund outperformed the benchmark during the fiscal year by 12.0%. Developed markets interest-rate positioning (primarily through exchange-traded futures and interest-rate swaps) led fiscal year gains, followed by contributions from exposure to emerging country debt via ECDF. Exposures to asset-backed securities held indirectly through SDCF and Overlay Fund detracted during the fiscal year.

Developed markets interest-rate positioning drove fiscal year gains, due primarily to the Australian dollar duration overlay strategy, which correctly positioned for a decline in Australian interest rates. A small exposure to emerging country debt through investment in ECDF also added value due to positive contributions from security selection within ECDF.

Asset-backed securities held indirectly through SDCF and Overlay Fund detracted during the fiscal year. While many asset-backed securities performed well, spreads on U.S. government guaranteed student loans widened in connection with the U.S. Treasury downgrade. Further, subprime mortgages were negatively impacted throughout the fiscal year. SDCF and Overlay Fund experienced credit downgrades during the fiscal year: SDCF had 49 securities downgraded during the fiscal year, and Overlay Fund had 22, representing 13% and 7% of their respective market values from the beginning of the fiscal year. At fiscal year-end, 34% of SDCF’s portfolio was rated AAA and 23% of Overlay Fund’s asset-backed holdings were rated AAA. Further, 25% of SDCF’s portfolio was rated below BBB at fiscal year-end, and 35% of Overlay Fund’s asset-backed holdings were rated below BBB.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in

GMO Strategic Fixed Income Fund Class III Shares and the J.P. Morgan U.S. 3 Month Cash Index

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .20% on the purchase and .20% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*	For the period from May 31, 2006 to July 13, 2006, no Class III shares were outstanding. Performance for that period is that of Class VI, which has lower expenses. Therefore, the performance shown is higher than it would have been if Class III expenses had been applied throughout.
**	J.P. Morgan U.S. 3 Month Cash + Index represents the Barclays Capital U.S. Treasury 1-3 Year Index prior to September 29, 2006 and the J.P. Morgan U.S. 3 Month Cash Index thereafter.

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	63.1%
Short-Term Investments	36.8
Swap Agreements	0.8
Options Purchased	1.0
Loan Participations	0.2
Loan Assignments	0.1
Futures Contracts	0.1
Rights/Warrants	0.0 ^
Forward Currency Contracts	(0.0)^
Written Options	(0.2)
Reverse Repurchase Agreements	(1.7)
Other	(0.2)

100.0%

Country / Region Summary**	% of Investments
United States	62.1%
Australia	35.4
New Zealand	4.6
Emerging***	2.4
Japan	0.1
Canada	(0.1)
Euro Region****	(0.1)
Sweden	(0.1)
United Kingdom	(0.1)
Switzerland	(4.2)

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on the Manager’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration-adjusted exposure using the reference security and applying the same methodology to that security.

1

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Investments Concentration Summary — (Continued)

February 29, 2012 (Unaudited)

***	The “Emerging” exposure is associated only with investments in the GMO Emerging Country Debt Fund, which is exposed to emerging countries primarily comprised of Venezuela, Mexico, Argentina, Philippines, Turkey, Brazil, Russia, Indonesia, Colombia and Congo. Additional information about the fund’s emerging country exposure is available in the financial statements of the GMO Emerging Country Debt Fund.

****	The “Euro Region” is comprised of Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia and Spain.

^	Rounds to 0.0%.

2

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Par Value ($) / Shares / Principal Amount		Description	Value ($)

		DEBT OBLIGATIONS — 12.7%

		United States — 12.7%
		U.S. Government — 12.7%
	76,077,123	U.S. Treasury Inflation Indexed Note, 0.63%, due 04/15/13 (a)	78,609,046
	50,000,000	U.S. Treasury Note, 0.38%, due 09/30/12	50,062,500
	33,000,000	U.S. Treasury Note, 1.38%, due 01/15/13 (b)	33,339,009
	150,000,000	U.S. Treasury Note, 1.75%, due 01/31/14	154,130,850

			316,141,405

		Total United States	316,141,405

		TOTAL DEBT OBLIGATIONS (COST $314,559,433)	316,141,405

		MUTUAL FUNDS — 83.3%

		United States — 83.3%
		Affiliated Issuers
	9,880,707	GMO Emerging Country Debt Fund, Class IV	94,657,168
	105,394,919	GMO Short-Duration Collateral Fund	628,153,719
	31,029,243	GMO U.S. Treasury Fund	775,731,079
	23,817,449	GMO World Opportunity Overlay Fund	571,618,774

		Total United States	2,070,160,740

		TOTAL MUTUAL FUNDS (COST $2,151,658,032)	2,070,160,740

		OPTIONS PURCHASED — 0.6%

		Options on Interest Rate Swaps — 0.6%
NZD	250,000,000	Swaption Call, Expires 06/01/12, Strike 4.00%, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 250,000,000 NZD in which it will pay 3 month NZD Bank Bill and will receive 4.00%, maturing on June 6, 2013. (OTC) (CP - Morgan Stanley Capital Services LLC)	2,143,077

See accompanying notes to the financial statements.	3

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Principal Amount / Shares		Description	Value ($)

		Options on Interest Rate Swaps — continued
NZD	500,000,000	Swaption Call, Expires 03/26/12, Strike 3.80%, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 500,000,000 NZD in which it will pay 3 month NZD Bank Bill and will receive 3.80%, maturing on March 28, 2013. (OTC) (CP - Morgan Stanley Capital Services LLC)	3,791,741
NZD	500,000,000	Swaption Call, Expires 03/27/12, Strike 3.80%, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 500,000,000 NZD in which it will pay 3 month NZD Bank Bill and will receive 3.80%, maturing on March 28, 2013. (OTC) (CP - Morgan Stanley Capital Services LLC)	3,787,569
NZD	500,000,000	Swaption Call, Expires 05/11/12, Strike 3.63%, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 500,000,000 NZD in which it will pay 3 month NZD Bank Bill and will receive 3.63%, maturing on May 15, 2013. (OTC) (CP - Morgan Stanley Capital Services LLC)	2,896,376
USD	400,000,000	Swaption Call, Expires 05/21/12, Strike 0.77%, Upon potential excercise of the option, the Fund will enter into a swap with a notional amount of 400,000,000 USD in which it will pay 3 month USD LIBOR and will receive 0.77%, maturing on May 23, 2013. (OTC) (CP - Merrill Lynch Capital Services LLC)	1,085,600
USD	400,000,000	Swaption Call, Expires 05/20/13, Strike 0.77%, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 400,000,000 USD in which it will pay 3 month USD LIBOR and will receive 0.77%, maturing on May 22, 2014. (OTC) (CP - Merrill Lynch Capital Services LLC)	1,044,400

			14,748,763

		TOTAL OPTIONS PURCHASED (COST $5,617,441)	14,748,763

		SHORT-TERM INVESTMENTS — 1.4%

		Money Market Funds — 0.3%
	5,892,987	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (c)	5,892,987

4	See accompanying notes to the financial statements.

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	U.S. Government — 1.1%
27,300,000	U.S. Treasury Bill, 0.14%, due 10/18/12 (b) (d)	27,276,358
500,000	U.S. Treasury Bill, 0.15%, due 12/13/12 (b) (d)	499,403

	TOTAL SHORT-TERM INVESTMENTS (Cost $33,673,670)	33,668,748

	TOTAL INVESTMENTS — 98.0% (Cost $2,505,508,576)	2,434,719,656
	Other Assets and Liabilities (net) — 2.0%	50,316,213

	TOTAL NET ASSETS — 100.0%	$2,485,035,869

A summary of outstanding financial instruments at February 29, 2012 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Value	Net Unrealized Appreciation (Depreciation)
Buys
1,643	Australian Government Bond 10 Yr.	March 2012	$206,147,345	$(1,227,628)

Sales
3,981	Australian Government Bond 3 Yr.	March 2012	$459,109,167	$3,874,010

See accompanying notes to the financial statements.	5

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Written Options

A summary of open written option contracts for the Fund at February 29, 2012 is as follows:

Options on Interest Rate Swaps

					Description of Underlying Swap
Description	Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Premiums	Market Value
Call - OTC 2 Year Interest Rate Swap	(400,000,000)	USD	05/21/12	Merrill Lynch Capital Services LLC	(Pay)	0.77%	3 Month USD LIBOR	$(310,000)	$(1,538,800)
Call - OTC 1 Year Interest Rate Swap	(500,000,000)	NZD	03/26/12	Morgan Stanley Capital Services LLC	(Pay)	2.80%	3 Month NZD Bank Bill	(262,360)	(173,149)
Call - OTC 1 Year Interest Rate Swap	(500,000,000)	NZD	03/27/12	Morgan Stanley Capital Services LLC	(Pay)	2.80%	3 Month NZD Bank Bill	(263,568)	(176,904)
Call - OTC 1 Year Interest Rate Swap	(500,000,000)	NZD	05/11/12	Morgan Stanley Capital Services LLC	(Pay)	3.13%	3 Month NZD Bank Bill	(354,780)	(1,055,579)

Call - OTC 1 Year Interest Rate Swap	(250,000,000)	NZD	06/01/12	Morgan Stanley Capital Services LLC	(Pay)	3.25%	3 Month NZD Bank Bill	(193,871)	(708,865)

								$(1,384,579)	$(3,653,297)

Swap Agreements

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
100,000,000	AUD	8/25/2020	Barclays Bank PLC	Receive	5.27%	6 Month AUD Bank Bill Rate	$3,488,098

200,000,000	AUD	8/26/2020	Morgan Stanley Capital Services LLC	Receive	5.26%	6 Month AUD Bank Bill Rate	6,807,776

300,000,000	AUD	9/20/2020	Morgan Stanley Capital Services LLC	Receive	5.58%	6 Month AUD Bank Bill Rate	17,666,535

200,000,000	AUD	9/22/2020	Morgan Stanley Capital Services LLC	Receive	5.65%	6 Month AUD Bank Bill Rate	12,851,329

6	See accompanying notes to the financial statements.

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Interest Rate Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)

100,000,000	NZD	7/14/2015	Barclays Bank PLC	Receive	4.87%	3 Month NZD Bank Bill Rate	$3,880,637

100,000,000	NZD	7/15/2015	Barclays Bank PLC	Receive	4.86%	3 Month NZD Bank Bill Rate	3,855,281

100,000,000	NZD	7/15/2015	Citibank N.A.	Receive	4.85%	3 Month NZD Bank Bill Rate	3,835,390

							$52,385,046

				Premiums to (Pay) Receive			$—

# Receive	- Fund receives fixed rate and pays variable rate.
(Pay)	- Fund pays fixed rate and receives variable rate.

As of February 29, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

CP - Counterparty

LIBOR - London Interbank Offered Rate

OTC - Over-the-Counter

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

(a)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(b)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap contracts, forward currency contracts, and/or written options, if any.

(c)	The rate disclosed is the 7 day net yield as of February 29, 2012. Note: Yield rounds to 0.00%.

(d)	Rate shown represents yield-to-maturity.

Currency Abbreviations:

AUD - Australian Dollar

NZD - New Zealand Dollar

USD - United States Dollar

See accompanying notes to the financial statements.	7

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments in unaffiliated issuers, at value (cost $353,850,544) (Note 2)	$364,558,916
Investments in affiliated issuers, at value (cost $2,151,658,032) (Notes 2 and 10)	2,070,160,740
Receivable for investments sold	18,702,555
Receivable for Fund shares sold	8,252,532
Dividends and interest receivable	556,032
Receivable for variation margin on open futures contracts (Note 4)	96,872
Receivable for open swap agreements (Note 4)	52,385,046
Interest receivable for open swap agreements	2,928,404
Receivable for expenses reimbursed by Manager (Note 5)	61,000
Miscellaneous receivable	3,374

Total assets	2,517,705,471

Liabilities:
Payable for investments purchased	18,319,154
Payable for Fund shares repurchased	9,941,474
Payable to affiliate for (Note 5):
Management fee	491,947
Shareholder service fee	114,170
Trustees and Trust Officers or agents unaffiliated with the Manager	7,382
Payable to broker for closed futures contracts	6,409
Written options outstanding, at value (premiums $1,384,579) (Note 4)	3,653,297
Accrued expenses	135,769

Total liabilities	32,669,602

Net assets	$2,485,035,869

8	See accompanying notes to the financial statements.

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012 — (Continued)

Net assets consist of:
Paid-in capital	$2,709,258,101
Accumulated undistributed net investment income	77,593,488
Accumulated net realized loss	(283,789,512)
Net unrealized depreciation	(18,026,208)

$2,485,035,869

Net assets attributable to:
Class III shares	$79,214,565

Class VI shares	$2,405,821,304

Shares outstanding:
Class III	4,829,291

Class VI	146,701,969

Net asset value per share:
Class III	$16.40

Class VI	$16.40

See accompanying notes to the financial statements.	9

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Dividends from affiliated issuers (Note 10)	$19,714,117
Interest	3,159,976
Dividends from unaffiliated issuers	260

Total investment income	22,874,353

Expenses:
Management fee (Note 5)	6,559,020
Shareholder service fee – Class III (Note 5)	120,277
Shareholder service fee – Class VI (Note 5)	1,398,883
Custodian, fund accounting agent and transfer agent fees	323,711
Legal fees	104,332
Audit and tax fees	65,480
Trustees fees and related expenses (Note 5)	41,420
Registration fees	5,358
Miscellaneous	42,985

Total expenses	8,661,466
Fees and expenses reimbursed by Manager (Note 5)	(499,298)
Indirectly incurred fees waived or borne by Manager (Note 5)	(351,692)
Shareholder service fee waived (Note 5)	(83,186)
Expense reductions (Note 2)	(9)

Net expenses	7,727,281

Net investment income (loss)	15,147,072

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	12,094,747
Investments in affiliated issuers	250,200
Realized gains distributions from affiliated issuers (Note 10)	169,838
Futures contracts	42,193,127
Written options	(5,241,678)
Swap agreements	105,393,412
Foreign currency, forward contracts and foreign currency related transactions	153,756

Net realized gain (loss)	155,013,402

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	8,883,416
Investments in affiliated issuers	21,694,993
Futures contracts	20,115,990
Written options	(1,832,647)
Swap agreements	99,341,088
Foreign currency, forward contracts and foreign currency related transactions	1,135,017

Net unrealized gain (loss)	149,337,857

Net realized and unrealized gain (loss)	304,351,259

Net increase (decrease) in net assets resulting from operations	$319,498,331

10	See accompanying notes to the financial statements.

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$15,147,072	$21,750,906
Net realized gain (loss)	155,013,402	15,688,280
Change in net unrealized appreciation (depreciation)	149,337,857	69,051,297

Net increase (decrease) in net assets from operations	319,498,331	106,490,483

Distributions to shareholders from:
Net investment income
Class III	(4,105,017)	(3,957,713)
Class VI	(130,903,304)	(59,707,182)

Total distributions from net investment income	(135,008,321)	(63,664,895)

Return of capital
Class III	—	(3,143,823)
Class VI	—	(47,291,285)

Total distributions from return of capital	—	(50,435,108)

	(135,008,321)	(114,100,003)

Net share transactions (Note 9):
Class III	(3,333,340)	(62,723,736)
Class VI	(249,686,048)	478,030,361

Increase (decrease) in net assets resulting from net share transactions	(253,019,388)	415,306,625

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	10,807	—
Class VI	397,337	—

Increase in net assets resulting from purchase premiums and redemption fees	408,144	—

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(252,611,244)	415,306,625

Total increase (decrease) in net assets	(68,121,234)	407,697,105

Net assets:
Beginning of period	2,553,157,103	2,145,459,998

End of period (including accumulated undistributed net investment income of $77,593,488 and distributions in excess of net investment income of $30,141,374, respectively)	$2,485,035,869	$2,553,157,103

See accompanying notes to the financial statements.	11

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010	2009		2008
Net asset value, beginning of period	$15.39		$15.51		$17.37	$23.60		$25.22

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.08		0.17		0.16	0.71		0.78
Net realized and unrealized gain (loss)	1.85		0.54		3.78	(5.70)		(1.37)

Total from investment operations	1.93		0.71		3.94	(4.99)		(0.59)

Less distributions to shareholders:
From net investment income	(0.92)		(0.46)		(0.27)	(1.24)		(0.97)
From net realized gains	—		—		—	—		(0.06)
Return of capital	—		(0.37)		(5.53)	—		—

Total distributions	(0.92)		(0.83)		(5.80)	(1.24)		(1.03)

Net asset value, end of period	$16.40		$15.39		$15.51	$17.37		$23.60

Total Return(b)	12.60%		4.76%		27.97%	(21.20)%		(2.39)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$79,215		$77,084		$139,571	$227,453		$277,879
Net expenses to average daily net assets(d)	0.39	%(c)	0.39	%(c)	0.39%	0.40	%(c)	0.38	%(c)
Net investment income (loss) to average daily net assets(a)	0.51%		1.09%		1.01%	3.32%		3.12%
Portfolio turnover rate	30%		19%		35%	70%		67%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.04%		0.04%		0.03%	0.03%		0.04%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.00	(e)	—		$0.00 (e)	$0.02		—

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

12	See accompanying notes to the financial statements.

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)

(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010	2009		2008
Net asset value, beginning of period	$15.38		$15.49		$17.35	$23.57		$25.22

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.09		0.15		0.17	0.68		0.97
Net realized and unrealized gain (loss)	1.86		0.57		3.77	(5.64)		(1.55)

Total from investment operations	1.95		0.72		3.94	(4.96)		(0.58)

Less distributions to shareholders:
From net investment income	(0.93)		(0.46)		(0.29)	(1.26)		(1.01)
From net realized gains	—		—		—	—		(0.06)
Return of capital	—		(0.37)		(5.51)	—		—

Total distributions	(0.93)		(0.83)		(5.80)	(1.26)		(1.07)

Net asset value, end of period	$16.40		$15.38		$15.49	$17.35		$23.57

Total Return(b)	12.77%		4.84%		28.00%	(21.09)%		(2.35)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,405,821		$2,476,073		$2,005,889	$2,246,197		$5,121,698
Net expenses to average daily net assets(d)	0.29	%(c)	0.29	%(c)	0.30%	0.30	%(c)	0.29	%(c)
Net investment income (loss) to average daily net assets(a)	0.58%		1.00%		1.05%	3.14%		3.87%
Portfolio turnover rate	30%		19%		35%	70%		67%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.04%		0.04%		0.03%	0.03%		0.04%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.00	(e)	—		$0.00 (e)	$0.02		—

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	13

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO Strategic Fixed Income Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks total return in excess of that of its benchmark, the J.P. Morgan U.S. 3 Month Cash Index. The Manager pursues the Fund’s investment objective by using investment strategies designed to complement broader asset allocation strategies being implemented by the Manager in other GMO Asset Allocation Funds or accounts. Accordingly, the Fund is not a standalone investment. The Manager uses multi-year forecasts of relative value and risk to determine the Fund’s strategic direction.

Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds (the “underlying funds”) or derivatives) at least 80% of its assets in fixed income securities. The term “fixed income security” includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward or option). The Fund is permitted to invest in fixed income securities of any kind (e.g., fixed income securities of any maturity, duration or credit quality). The Fund may invest in any sector of the fixed income market and is not required to maintain a minimum or maximum allocation of investments in any one sector. The Fund may invest all of its assets in below investment grade securities (also known as “junk bonds”). The sectors and types of fixed income securities in which the Fund may invest or hold include, but are not limited to: investment grade bonds denominated in various currencies, including bonds issued by the U.S. and foreign governments and their agencies or instrumentalities (as well as bonds neither guaranteed nor insured by the U.S. government), corporate bonds and taxable and tax-exempt municipal bonds; below investment grade bonds; inflation indexed bonds issued by the U.S. government (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) and foreign governments and their agencies or instrumentalities (as well as bonds neither guaranteed nor insured by the U.S. and/or foreign governments) and inflation indexed bonds issued by corporations; sovereign debt of emerging countries and other bonds issued in emerging countries (including below investment grade bonds); and asset-backed securities.

The Fund has substantial holdings of GMO Short-Duration Collateral Fund (“SDCF”) (a Fund that primarily holds U.S. asset-backed securities) and GMO World Opportunity Overlay Fund (“Overlay Fund”) (a Fund that invests in asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets).

14

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund may also invest in exchange traded and over-the-counter (“OTC”) derivatives, including futures contracts, currency options, currency forwards, reverse repurchase agreements, swap contracts (including credit default swaps), interest rate options, swaps on interest rates and other types of derivatives. The Fund is not limited in its use of derivatives or in the absolute face value of its derivatives positions, and, as a result, the Fund may be leveraged in relation to its assets.

The Fund may gain exposure to the investments described above through investments in shares of other GMO Funds, including SDCF and Overlay Fund, and also GMO Emerging Country Debt Fund (“ECDF”) (to gain exposure to emerging country debt markets), GMO High Quality Short-Duration Bond Fund (to seek to generate a return in excess of that of the J.P.Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and foreign debt investments), GMO Debt Opportunities Fund (to gain exposure to global credit markets) and GMO U.S. Treasury Fund (for cash management purposes). For cash management purposes, the Fund may invest in unaffiliated money market funds.

The Fund, primarily though its investments in SDCF, Overlay Fund and ECDF, has and is expected to continue to have material exposure to below investment grade U.S. asset-backed and emerging country debt securities.

The Manager does not seek to maintain a specified interest rate duration for the Fund, and the Fund’s interest rate duration will change depending on the Fund’s investments and the Manager’s assessment of different sectors of the bond market. The Fund, if deemed prudent by the Manager, will take temporary defensive measures until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with the Fund’s normal investment strategies. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

The Fund is not intended to serve as a standalone investment product and is available for investment only by other GMO Funds and other GMO asset allocation clients.

As of February 29, 2012, the Fund had two classes of shares outstanding: Class III and Class VI. Each class of shares bears a different shareholder service fee.

The financial statements of the series of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect). As of February 29, 2012, shares of Overlay Fund and SDCF were not publicly available for direct purchase.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in

15

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Typically, the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of February 29, 2012, the total value of securities held directly and/or indirectly for which no alternative pricing source was available represented 3.4% of the net assets of the Fund. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value.

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 29, 2012, the total value of securities held directly and/or indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.0% of net assets. The underlying funds classify such securities (levels defined below) as Level 3. For the year ended February 29, 2012, the Fund did not reduce the value of any of its OTC derivatives contracts based on the creditworthiness of its counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

16

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs such as most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

17

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Debt Obligations
U.S. Government	$237,532,359	$78,609,046	$—	$316,141,405

TOTAL DEBT OBLIGATIONS	237,532,359	78,609,046	—	316,141,405

Mutual Funds	2,070,160,740	—	—	2,070,160,740
Options Purchased	—	14,748,763	—	14,748,763
Short-Term Investments	33,668,748	—	—	33,668,748

Total Investments	2,341,361,847	93,357,809	—	2,434,719,656

Derivatives *
Futures Contracts
Interest rate risk	3,874,010	—	—	3,874,010
Swap Agreements
Interest rate risk	—	52,385,046	—	52,385,046

Total	$2,345,235,857	$145,742,855	$—	$2,490,978,712

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Derivatives *
Futures Contracts
Interest rate risk	$(1,227,628)	$—	$—	$(1,227,628)
Written Options
Interest rate risk	—	(3,653,297)	—	(3,653,297)

Total	$(1,227,628)	$(3,653,297)	$—	$(4,880,925)

18

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

* The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at year end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s direct and/or indirect investments in securities and derivative financial instruments using Level 3 inputs were 25.4% and (0.1)% of total net assets, respectively.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

On both February 29, 2012 and February 28, 2011, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund

19

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the year.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the year.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all

20

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 29, 2012, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, post-October currency losses, derivative contract transactions, partnership interest tax allocations, losses on wash sale transactions, and foreign currency transactions.

The tax character of distributions declared to shareholders is as follows:

	February 29, 2012	February 28, 2011
Ordinary income (including any net short-term capital gain)	$135,008,321	$63,664,895
Return of capital	—	50,435,108

Total distributions	$135,008,321	$114,100,003

21

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 29, 2012, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$77,497,260

Other Tax Attributes:
Capital loss carryforwards	$(221,874,269)

As of February 29, 2012, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Due to recent tax law changes, net capital losses recognized in taxable years beginning after February 28, 2011 shall be carried forward indefinitely and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses realized in years beginning prior to February 28, 2011. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Utilization of the capital loss carryforwards, post-October capital losses, and losses realized subsequent to February 29, 2012, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Fund’s capital loss carryforwards expire as follows:

	Short-Term	Long-Term	Total
February 28, 2017	$(98,422,815)	Not Applicable	$(98,422,815)
February 28, 2018	(123,451,454)	Not Applicable	(123,451,454)

Total	$(221,874,269)	$—	$(221,874,269)

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,567,327,590	$10,780,585	$(143,388,519)	$(132,607,934)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain

22

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2009 through February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

23

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Purchases and redemptions of Fund shares

Effective December 9, 2011, the premium on cash purchases and the fee on cash redemptions were each 0.20% of the amount invested or redeemed. Purchase premiums and redemption fees are paid to and retained by the Fund and are allocated pro rata among the classes to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds) as a result of the purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Fund’s net share transactions. The Fund may impose a new purchase premium and/or redemption fee or modify or eliminate an existing fee at any time.

Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).

If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion.

The Manager may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

The Manager will waive or reduce the purchase premium when securities are used to purchase the Fund’s shares except to the extent that the Fund incurs transaction costs (e.g., stamp duties or transfer fees) in connection with the transfer of those securities. The Fund may waive or reduce redemption fees when it uses portfolio securities to redeem its shares. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may nonetheless charge a redemption fee equal to known or estimated costs.

Purchase premiums or redemption fees generally will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the 1940 Act and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not

24

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Fixed Income Securities — Typically, the market value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

25

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another creates additional risk.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these

26

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the

27

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or

28

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund may be leveraged in terms of aggregate exposure of its assets, and its net long exposure may exceed 100% of its net assets.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which

29

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

30

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the year ended February 29, 2012, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. The Fund had no forward currency contracts outstanding at the end of the year.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 29, 2012, the Fund used futures contracts to adjust interest rate exposure and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price

31

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the year ended February 29, 2012, the Fund used purchased option contracts to adjust interest rate exposure. Option contracts purchased by the Fund and outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the year ended February 29, 2012, the Fund used written option contracts to adjust interest rate exposure. Written options outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

32

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

For the year ended February 29, 2012, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal Amount of Contracts	Number of Futures Contracts	Premiums	Principal Amount of Contracts	Number of Futures Contracts	Premiums
Outstanding, beginning of year	—	—	$—	(1,000,000,000)	(3,000)	$(700,813)
Options written	—	—	—	(2,150,000,000)	—	(1,384,579)
Options bought back	—	—	—	1,000,000,000	3,000	700,813
Options expired	—	—	—	—	—	—
Options sold	—	—	—	—	—	—

Outstanding, end of year	—	—	$—	(2,150,000,000)	—	$(1,384,579)

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses in the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security,

33

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility

34

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 29, 2012, the Fund used swap agreements to adjust interest rate exposure and adjust its exposure to certain markets. Swap agreements outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish.

The Fund held no rights or warrants at the end of the year.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (purchased options)	$14,748,763	$—	$—	$—	$—	$14,748,763
Unrealized appreciation on futures contracts *	3,874,010	—	—	—	—	3,874,010
Unrealized appreciation on swap agreements	52,385,046	—	—	—	—	52,385,046

Total	$71,007,819	$—	$—	$—	$—	$71,007,819

Liabilities:
Unrealized depreciation on futures contracts *	$(1,227,628)	$—	$—	$—	$—	$(1,227,628)
Written options outstanding	(3,653,297)	—		—	—	(3,653,297)

Total	$(4,880,925)	$—	$—	$—	$—	$(4,880,925)

35

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Investments (purchased options)	$11,688,401	$—	$—	$—	$—	$11,688,401
Futures contracts	42,193,127	—	—	—	—	42,193,127
Written options	(5,241,678)	—	—	—	—	(5,241,678)
Swap agreements	105,393,412	—	—	—	—	105,393,412
Forward currency contracts	—	7,647	—	—	—	7,647

Total	$154,033,262	$7,647	$—	$—	$—	$154,040,909

Change in Unrealized Appreciation (Depreciation) on:
Investments (purchased options)	$7,948,192	$—	$—	$—	$—	$7,948,192
Futures contracts	20,115,990	—	—	—	—	20,115,990
Written options	(1,832,647)	—	—	—	—	(1,832,647)
Swap agreements	99,341,088	—	—	—	—	99,341,088

Total	$125,572,623	$—	$—	$—	$—	$125,572,623

^	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.
*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Period end variation margin on open futures contracts is reported within the Statement of Assets and Liabilities.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

36

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts), notional amounts (swap agreements) or principal amounts (options) outstanding at each month-end, was as follows for the year ended February 29, 2012.

	Forward currency contracts	Futures contracts	Swap agreements	Options
Average amount outstanding	$211,496	$6,478,138,245	$4,485,438,835	$5,726,447,566

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares and 0.055% for Class VI shares. The Manager has contractually agreed through at least June 30, 2012 to waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds 0.15% for Class III shares and 0.055% for Class VI shares; provided, however, that the amount of this waiver will not exceed the respective Class’s shareholder service fee.

The Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including shareholder service fees and certain other expenses) exceeds 0.25% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover specified costs that the Fund may incur as a result of investing in other GMO Trust Funds. These agreements will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $41,420 and $19,668, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

37

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2012, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.017%	0.003%	0.009%	0.029%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2012 were as follows:

	Purchases	Sales
U.S. Government securities	$181,504,092	$79,930,035
Investments (non-U.S. Government securities)	837,488,441	695,090,751

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, 79.37% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund’s outstanding shares. Two of the shareholders are other funds of the Trust. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and all of the Fund’s shares were held by accounts for which the Manager had investment discretion.

38

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class III:	Shares	Amount	Shares	Amount
Shares sold	1,774,589	$28,197,030	867,372	$13,365,511
Shares issued to shareholders in reinvestment of distributions	198,859	3,219,523	—	—
Shares repurchased	(2,153,263)	(34,749,893)	(4,858,048)	(76,089,247)
Purchase premium fees	—	1,644	—	—
Redemption fees	—	9,163	—	—

Net increase (decrease)	(179,815)	$(3,322,533)	(3,990,676)	$(62,723,736)

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class VI:	Shares	Amount	Shares	Amount
Shares sold	64,732,528	$1,041,991,741	42,267,853	$643,193,980
Shares issued to shareholders in reinvestment of distributions	7,877,694	127,539,872	—	—
Shares repurchased	(86,853,614)	(1,419,217,661)	(10,805,287)	(165,163,619)
Purchase premium fees	—	51,705	—	—
Redemption fees	—	345,632	—	—

Net increase (decrease)	(14,243,392)	$(249,288,711)	31,462,566	$478,030,361

39

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Return of Capital	Value, end of period
GMO Emerging Country Debt Fund, Class IV	$74,177,360	$16,100,000	$—	$8,700,323	$—	$—	$94,657,168
GMO Short-Duration Collateral Fund	1,093,999,261	—	—	10,676,164	—	451,927,911	628,153,719
GMO U.S. Treasury Fund	639,615,835	812,815,000	676,750,000	337,630	169,838	—	775,731,079
GMO World Opportunity Overlay Fund	539,186,004	1,000,000	—	—	—	—	571,618,774

Totals	$2,346,978,460	$829,915,000	$676,750,000	$19,714,117	$169,838	$451,927,911	$2,070,160,740

40

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of GMO Strategic Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Strategic Fixed Income Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

41

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

42

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *

Class III
1) Actual	0.42%	$1,000.00	$1,042.00	$2.13
2) Hypothetical	0.42%	$1,000.00	$1,022.77	$2.11

Class VI
1) Actual	0.32%	$1,000.00	$1,042.90	$1.63
2) Hypothetical	0.32%	$1,000.00	$1,023.27	$1.61

*	Expenses are calculated using each Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

43

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

The Fund hereby designates $11,670,821 (unless determined to be different) as qualified interest income with respect to its taxable year ended February 29, 2012.

Of the ordinary income distributions made by the Fund during the fiscal year ended February 29, 2012, 6.04% is derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

44

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 –March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

45

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).
Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

46

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 –present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 –present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 –present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

47

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 –present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 –December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President – Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 – present), Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

48

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 –present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

49

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Strategic Opportunities Allocation Fund returned +4.9% for the fiscal year ended February 29, 2012, as compared with +1.1% for the Fund’s benchmark, the GMO Strategic Opportunities Allocation Index (75% MSCI World Index and 25% Barclays Capital U.S. Aggregate Index).

Underlying fund implementation accounted for the majority of the outperformance, adding 4.7% as GMO Quality Fund and GMO Strategic Fixed Income Fund both outperformed their respective benchmarks.

Asset allocation detracted 0.8% from relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in

GMO Strategic Opportunities Allocation Fund Class III Shares

and the GMO Strategic Opportunities Allocation Index

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2012. All information is unaudited.

*	The GMO Strategic Opportunities Allocation Index is a composite benchmark computed by GMO and comprised of 75% MSCI World Index and 25% Barclays Capital U.S. Aggregate Index.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	79.7%
Short-Term Investments	10.8
Debt Obligations	8.2
Preferred Stocks	0.5
Forward Currency Contracts	0.2
Futures Contracts	0.1
Options Purchased	0.1
Loan Participations	0.1
Investment Funds	0.0	^
Swap Agreements	0.0	^
Loan Assignments	0.0	^
Rights/Warrants	0.0	^
Written Options	(0.0	)^
Reverse Repurchase Agreements	(0.2)
Other	0.5

	100.0%

Country / Region Summary**	% of Investments
United States	42.6%
Japan	15.9
United Kingdom	11.5
France	5.1
Australia	4.8
Germany	3.5
Emerging***	3.0
Switzerland	3.0
Italy	2.3
Spain	2.1
Netherlands	1.3
Canada	1.0
Singapore	0.8
Hong Kong	0.7
New Zealand	0.6
Belgium	0.5
Denmark	0.3
Sweden	0.3
Austria	0.2
Ireland	0.2

1

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Investments Concentration Summary — (Continued)

February 29, 2012 (Unaudited)

Country / Region Summary**	% of Investments
Finland	0.1%
Greece	0.1
Norway	0.1
Israel	0.0	^
Portugal	0.0	^

	100.0%

^	Rounds to 0.00%.

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”) except for GMO Alpha Only.

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds except for GMO Alpha Only Fund and GMO Special Situations Fund. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts.

***	The “Emerging” exposure is comprised of: Argentina, Brazil, Chile, China, Colombia, Congo, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and Venezuela.

2

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Par Value ($) / Shares	Description	Value ($)

	MUTUAL FUNDS — 99.4%

	Affiliated Issuers — 99.4%
821,145	GMO Alpha Only Fund, Class IV	19,822,444
9,650,089	GMO Currency Hedged International Equity Fund, Class III	212,591,450
685,664	GMO Domestic Bond Fund, Class VI	17,738,129
1,363,672	GMO Emerging Country Debt Fund, Class IV	13,063,981
3,267,093	GMO Emerging Markets Fund, Class VI	39,335,795
5,628,803	GMO Flexible Equities Fund, Class VI	106,384,382
7,809,013	GMO International Growth Equity Fund, Class IV	177,498,869
16,623,092	GMO International Intrinsic Value Fund, Class IV	338,612,379
32,662,036	GMO Quality Fund, Class VI	764,618,261
3,693,131	GMO Special Situations Fund, Class VI	98,200,349
11,015,690	GMO Strategic Fixed Income Fund, Class VI	180,657,308
2,498,003	GMO U.S. Core Equity Fund, Class VI	32,523,995
384,516	GMO World Opportunity Overlay Fund	9,228,390

	TOTAL MUTUAL FUNDS (COST $1,778,367,016)	2,010,275,732

	DEBT OBLIGATIONS — 0.6%

	Asset-Backed Securities — 0.6%
	Auto Financing — 0.0%
253,782	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.60%, due 07/15/14	254,338
81,266	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.11%, due 11/10/14	81,331

	Total Auto Financing	335,669

	Business Loans — 0.1%
763,958	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.63%, due 01/25/36	500,392
283,165	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.54%, due 05/15/32	250,601

See accompanying notes to the financial statements.	3

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($) / Shares	Description	Value ($)

	Business Loans — Continued
518,812	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.49%, due 09/25/30	393,540

	Total Business Loans	1,144,533

	CMBS — 0.1%
600,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.38%, due 12/15/20	552,000
121,252	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	121,252
600,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .51%, 1.26%, due 03/06/20	592,140
31,954	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 5.86%, due 04/15/45	31,976
263,004	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.62%, due 05/12/39	263,004
230,032	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.34%, due 09/15/21	218,530

	Total CMBS	1,778,902

	Corporate Collateralized Debt Obligations — 0.1%
1,100,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.85%, due 06/20/13	1,071,400

	Credit Cards — 0.0%
700,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.50%, due 09/15/17	701,582

	Insured Auto Financing — 0.0%
379,789	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.06%, due 06/06/14	379,665
434,540	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.45%, due 07/14/14	436,321

	Total Insured Auto Financing	815,986

4	See accompanying notes to the financial statements.

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($) / Shares	Description	Value ($)

	Insured Other — 0.1%
900,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	901,701

	Insured Residential Asset-Backed Securities (United States)¿ — 0.0%
101,255	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.46%, due 11/25/35	76,954

	Insured Residential Mortgage-Backed Securities (United States) — 0.0%
389,317	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.40%, due 06/15/37	246,476

	Insured Time Share — 0.0%
169,084	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.25%, due 09/20/19	164,884

	Residential Asset-Backed Securities (United States)¿ — 0.2%
268,611	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.31%, due 11/25/36	80,583
413,548	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.34%, due 06/25/36	60,998
187,145	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.43%, due 03/25/36	62,694
151,370	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.35%, due 09/25/36	48,211
166,255	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.46%, due 05/25/37	136,329
592,534	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.54%, due 05/28/39	179,834
1,200,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.44%, due 02/25/37	700,920
16,123	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.78%, due 04/25/33	14,511
1,553,812	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.38%, due 02/25/37	1,192,551
984,398	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.36%, due 12/25/36	300,241

See accompanying notes to the financial statements.	5

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($) / Shares	Description	Value ($)

	Residential Asset-Backed Securities (United States) — Continued
300,565	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.39%, due 03/25/36	132,249
230,708	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.34%, due 04/25/37	205,331

	Total Residential Asset-Backed Securities (United States)	3,114,452

	Residential Mortgage-Backed Securities (Australian) — 0.0%
110,869	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.94%, due 12/08/36	100,891
85,169	Superannuation Members Home Loans Global Fund, Series 7, Class A1, 3 mo. LIBOR + .14%, 0.82%, due 03/09/36	82,677
261,177	Westpac Securitization Trust, Series 07-1G, Class A2A, 3 mo. LIBOR + .05%, 0.54%, due 05/21/38	254,282

	Total Residential Mortgage-Backed Securities (Australian)	437,850

	Residential Mortgage-Backed Securities (European) — 0.0%
401,796	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.68%, due 01/13/39	362,862
462,912	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .42%, 0.92%, due 05/15/34	373,987

	Total Residential Mortgage-Backed Securities (European)	736,849

	Student Loans — 0.0%
600,000	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 0.65%, due 12/23/19	593,664

	Total Asset-Backed Securities	12,120,902

	Corporate Debt — 0.0%
147,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	150,943

	TOTAL DEBT OBLIGATIONS (COST $11,796,830)	12,271,845

6	See accompanying notes to the financial statements.

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
86,626	State Street Institutional U.S. Government Money Market Fund-Institutional Class, 0.00%(a)	86,626

	TOTAL SHORT-TERM INVESTMENTS (COST $86,626)	86,626

	TOTAL INVESTMENTS — 100.0% (Cost $1,790,250,472)	2,022,634,203
	Other Assets and Liabilities (net) — (0.0%)	(79,219)

	TOTAL NET ASSETS — 100.0%	$2,022,554,984

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

CMBS - Commercial Mortgage Backed Security

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

MTN - Medium Term Note

¿ These securities are primarily backed by subprime mortgages.

(a) The rate disclosed is the 7 day net yield as of February 29, 2012. Note: Yield rounds to 0.00%.

See accompanying notes to the financial statements.	7

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments in affiliated issuers, at value (cost $1,778,367,016) (Notes 2 and 10)	$2,010,275,732
Investments in unaffiliated issuers, at value (cost $11,883,456) (Note 2)	12,358,471
Receivable for investments sold	36,746,440
Receivable for Fund shares sold	1,397,700
Interest receivable	12,859
Receivable for expenses reimbursed by Manager (Note 5)	19,807

Total assets	2,060,811,009

Liabilities:
Payable for Fund shares repurchased	38,145,625
Payable to affiliate for (Note 5):
Trustees and Trust Officers or agents unaffiliated with the Manager	5,240
Accrued expenses	105,160

Total liabilities	38,256,025

Net assets	$2,022,554,984

Net assets consist of:
Paid-in capital	$1,916,604,065
Distributions in excess of net investment income	(1,051,125)
Accumulated net realized loss	(125,381,687)
Net unrealized appreciation	232,383,731

$2,022,554,984

Net assets attributable to:
Class III shares	$2,022,554,984

Shares outstanding:
Class III	95,138,293

Net asset value per share:
Class III	$21.26

8	See accompanying notes to the financial statements.

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Dividends from affiliated issuers (Note 10)	$41,677,968
Interest	1,379,600
Dividends from unaffiliated issuers	4

Total investment income	43,057,572

Expenses:
Audit and tax fees	83,167
Custodian, fund accounting agent and transfer agent fees	55,568
Legal fees	48,286
Trustees fees and related expenses (Note 5)	28,709
Registration fees	5,469
Miscellaneous	32,072

Total expenses	253,271
Fees and expenses reimbursed by Manager (Note 5)	(211,711)
Expense reductions (Note 2)	(754)

Net expenses	40,806

Net investment income (loss)	43,016,766

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	528,750
Investments in affiliated issuers	69,452,430
Realized gains distributions from affiliated issuers (Note 10)	9,951,808
Foreign currency, forward contracts and foreign currency related transactions	(2,500)

Net realized gain (loss)	79,930,488

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(2,027,382)
Investments in affiliated issuers	(27,469,553)

Net unrealized gain (loss)	(29,496,935)

Net realized and unrealized gain (loss)	50,433,553

Net increase (decrease) in net assets resulting from operations	$93,450,319

See accompanying notes to the financial statements.	9

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$43,016,766	$34,181,544
Net realized gain (loss)	79,930,488	(95,783,947)
Change in net unrealized appreciation (depreciation)	(29,496,935)	332,543,959

Net increase (decrease) in net assets from operations	93,450,319	270,941,556

Distributions to shareholders from:
Net investment income
Class III	(47,504,568)	(37,205,811)

Net share transactions (Note 9):
Class III	224,441,443	(332,781,041)

Total increase (decrease) in net assets	270,387,194	(99,045,296)

Net assets:
Beginning of period	1,752,167,790	1,851,213,086

End of period (including distributions in excess of net investment income of $1,051,125 and $791,313, respectively)	$2,022,554,984	$1,752,167,790

10	See accompanying notes to the financial statements.

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$20.78	$18.54	$14.37	$22.70	$23.71

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.48	0.33	0.54	1.57	0.99
Net realized and unrealized gain (loss)	0.51	2.26	4.26	(7.23)	(0.15)

Total from investment operations	0.99	2.59	4.80	(5.66)	0.84

Less distributions to shareholders:
From net investment income	(0.51)	(0.35)	(0.63)	(1.61)	(1.02)
From net realized gains	—	—	—	(1.06)	(0.83)

Total distributions	(0.51)	(0.35)	(0.63)	(2.67)	(1.85)

Net asset value, end of period	$21.26	$20.78	$18.54	$14.37	$22.70

Total Return(b)	4.93%	14.02%	33.44%	(26.75)%	3.15%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,022,555	$1,752,168	$1,851,213	$1,107,258	$1,100,116
Net expenses to average daily net assets(c)(d)(e)	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income (loss) to average daily net assets(a)	2.33%	1.73%	3.04%	8.05%	4.05%
Portfolio turnover rate	35%	36%	14%	34%	47%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%	0.01%	0.02%	0.01%	0.01%
Redemption fees consisted of the following per share amounts:†	$—	$—	$0.00 (f)	$0.01	$0.01

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Net expenses to average daily net assets were less than 0.01%.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	11

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO Strategic Opportunities Allocation Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks total return greater than that of its benchmark, the GMO Strategic Opportunities Allocation Index. The GMO Strategic Opportunities Allocation Index is an internally maintained composite benchmark computed by the Manager for the Fund consisting of (i) the MSCI World Index and (ii) the Barclays Capital U.S. Aggregate Index, in the following proportions: 75% MSCI World Index and 25% Barclays Capital U.S. Aggregate Index. The Fund is a fund of funds and invests primarily in shares of other GMO Funds, which may include the GMO International Equity Funds, the GMO U.S. Equity Funds, the GMO Fixed Income Funds, GMO Alpha Only Fund, GMO Alternative Asset Opportunity Fund, GMO Debt Opportunities Fund, GMO High Quality Short-Duration Bond Fund, GMO Special Situations Fund and GMO World Opportunity Overlay Fund (collectively the “underlying funds”). In addition, the Fund may hold securities (particularly asset-backed securities) directly or through one or more subsidiaries or other entities. The Fund may have exposure to foreign and U.S. equity investments (which may include emerging country equities, both growth and value style equities and equities of any market capitalization), U.S. and foreign fixed income securities (including asset-backed securities and other fixed income securities of any credit quality and having any maturity or duration), the investment returns of commodities and, from time to time, other alternative asset classes.

The Manager uses multi-year forecasts of relative value and risk among asset classes (e.g., foreign equity, U.S. equity, emerging country equity, emerging country debt, U.S. fixed income, foreign fixed income and commodities) to select the underlying funds in which the Fund invests and to decide how much to invest in each. The Manager changes the Fund’s holdings of underlying funds in response to changes in its investment outlook and market valuations and may use redemption/purchase activity to rebalance the Fund’s investments.

The Fund may invest in unaffiliated money market funds. Additionally, the Fund may (but is not required to) invest in GMO U.S. Treasury Fund. The Fund normally does not take temporary defensive positions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

The financial statements of the underlying funds in which the Fund invests should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO’s website at www.gmo.com. As of

12

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

February 29, 2012, shares of GMO Alternative Asset Opportunity Fund, GMO Special Situations Fund, and GMO World Opportunity Overlay Fund were not publicly available for direct purchase.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows: Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 29, 2012, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.2% of net assets. These underlying funds classify such securities (levels defined below) as Level 3.

The forgeoing pricing methodologies are modified for the fair value of equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of

13

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

the net assets of the Fund, either directly or through investments in the underlying funds that were valued using fair value prices obtained from an independent pricing service as of February 29, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below and as described in the disclosures of the underlying funds.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	45.8%
Futures Contracts	0.1%
Swap Agreements	0.0%^

^	Rounds to 0.0%.

Typically, the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of February 29, 2012, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 0.6% of the net assets of the Fund. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards

14

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

(“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs such as most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based primarily on inputs that are unobservable and significant. The Fund utilized the following techniques on Level 3 investments: certain debt securities using quoted prices.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds	$2,010,275,732	$—	$—	$2,010,275,732
Debt Obligations
Asset-Backed Securities	—	1,617,035	10,503,867	12,120,902
Corporate Debt	—	150,943	—	150,943

TOTAL DEBT OBLIGATIONS	—	1,767,978	10,503,867	12,271,845

Short-Term Investments	86,626	—	—	86,626

Total Investments	2,010,362,358	1,767,978	10,503,867	2,022,634,203

Total	$2,010,362,358	$1,767,978	$10,503,867	$2,022,634,203

15

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and derivative financial instruments using Level 3 inputs were 3.8% and (0.1%) of total net assets, respectively.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2011	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into level 3*	Transfers out of level 3*	Balances as of February 29, 2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 29, 2012
Debt Obligations
Asset-Backed Securities	$16,149,456	$—	$(5,334,591)	$925,406	$328,655	$(1,565,059)	$—	$—	$10,503,867	$(1,194,524)
U.S. Government Agency	262,453	—	(262,733)	1,069	3,295	(4,084)	—	—	—	—

Total	$16,411,909	$—	$(5,597,324)	$926,475	$331,950	$(1,569,143)	$—	$—	$10,503,867	$(1,194,524)

*	The Fund accounts for investments transferred into Level 3 at the value at the beginning of the year and transferred out of Level 3 at the value at the end of the year.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

16

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards differing treatment of accretion and amortization, differing treatment of mutual fund distributions received, partnership interest tax allocations, losses on wash sale transactions, distributions in excess of GAAP basis earnings, late-year ordinary losses and post-October capital losses.

The tax character of distributions declared to shareholders is as follows:

	February 29, 2012	February 28, 2011
Ordinary income (including any net short-term capital gain)	$47,504,568	$37,205,811

Total distributions	$47,504,568	$37,205,811

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

17

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

As of February 29, 2012, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Certain Tax Attributes:
Capital loss carryforwards	$(62,579,332)
Post-October capital loss deferral	$(499,435)
Late-year ordinary loss deferral	$(1,051,374)

As of February 29, 2012, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Due to recent tax law changes, net capital losses recognized in taxable years beginning after February 28, 2011 shall be carried forward indefinitely and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses realized in years beginning prior to February 28, 2011. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Utilization of the capital loss carryforwards, post-October capital losses, and losses realized subsequent to February 29, 2012, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Fund’s capital loss carryforwards expire as follows:

	Short-Term	Long-Term	Total
February 28, 2018	$(40,117,986)	Not Applicable	$(40,117,986)
February 28, 2019	(22,461,346)	Not Applicable	(22,461,346)

Total	$(62,579,332)	$—	$(62,579,332)

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,852,553,143	$184,431,934	$(14,350,874)	$170,081,060

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of

18

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2009 through February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the 1940 Act and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified. Selected risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

19

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If an underlying fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. An underlying fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

20

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Commodities Risk — To the extent an underlying fund has exposure to global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies, or that the U.S. dollar will decline in value relative to the foreign currency being hedged.

• Leveraging Risk — The use of reverse repurchase agreements and other derivatives and securities lending may cause the Fund’s portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or

21

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. Below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

• Counterparty Risk — The Fund runs the risk that the counterparty to an over-the-counter (“OTC”) derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Real Estate Risk — To the extent an underlying fund concentrates its assets in real estate-related investments, the value of its portfolio is subject to factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.

• Short Sales Risk — The Fund runs the risk that an underlying fund’s loss on a short sale of securities that the underlying fund does not own is unlimited.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Natural Resources Risk — The Fund may invest in GMO Resources Fund (“Resources Fund”), another fund of GMO Trust. Resources Fund concentrates its investments in the natural resources sector, and so is subject to greater risks than a fund that invests in a wider variety of industries. Resources Fund is particularly exposed to adverse developments affecting issuers in the natural resources sector. In addition, the securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand factors. As a result, companies in the natural resources sector often have limited pricing power over supplies or for the products they sell which can affect their profitability. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, the natural resources sector can be especially affected by events relating to international political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, the natural resource sector can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Resources Fund’s concentration in the securities of companies with substantial natural resource assets will expose it to the price movements of natural resources to a greater extent than a more broadly diversified mutual fund. Because Resources Fund invests primarily in this economic sector, there is the risk that the Fund will perform poorly during an economic downturn or a slump in demand for natural resources.

22

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

23

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.

4.	Derivative financial instruments

At February 29, 2012, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.

5.	Fees and other transactions with affiliates

The Manager decides how to allocate the assets of the Fund among underlying funds. The Manager does not charge the Fund a management fee or shareholder service fee, but it receives management and shareholder service fees from the underlying funds in which the Fund invests. Because those fees vary from fund to fund, the levels of indirect net expenses set forth below are affected by the Manager’s asset allocation decisions.

The Manager has contractually agreed to reimburse the Fund in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including certain other expenses) exceeds 0.00% of the Fund’s average daily net assets. This agreement will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $28,709 and $12,851, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

24

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2012, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.411%	0.069%	0.001%	0.481%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2012 were as follows:

	Purchases	Sales
U.S. Government securities	—	$262,733
Investments (non-U.S. Government securities)	896,411,493	658,105,654

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, 27.57% of the outstanding shares of the Fund were held by one shareholder. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, 0.02% of the shares of the Fund were held by senior management of the Manager and GMO Trust officers and 99.96% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

25

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class III:	Shares	Amount	Shares	Amount
Shares sold	16,230,364	$333,857,009	22,916,081	$434,251,778
Shares issued to shareholders in reinvestment of distributions	2,320,244	46,474,494	1,812,018	36,365,288
Shares repurchased	(7,750,398)	(155,890,060)	(40,255,182)	(803,398,107)

Net increase (decrease)	10,800,210	$224,441,443	(15,527,083)	$(332,781,041)

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Return of Capital	Value, end of period
GMO Alpha Only Fund, Class IV	$76,562,509	$54,302,251	$116,552,310	$284,031	$—	$—	$19,822,444
GMO Asset Allocation Bond Fund, Class VI	19,060,719	10,366,213	28,721,459	198,912	1,022,195	—	—
GMO Currency Hedged International Equity Fund, Class III	—	203,638,875	3,982,589	1,487,651	1,624,263	—	212,591,450
GMO Domestic Bond Fund, Class VI	28,263,076	—	—	294,205	—	10,150,143	17,738,129
GMO Emerging Country Debt Fund, Class IV	10,590,652	2,051,188	237,854	1,184,531	—	—	13,063,981
GMO Emerging Markets Fund, Class VI	71,011,675	23,145,951	39,330,698	728,221	7,305,350	—	39,335,795

26

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Return of Capital	Value, end of period
GMO Flexible Equities Fund, Class VI	$30,813,653	$76,793,371	$3,933,002	$—	$—	$—	$106,384,382
GMO International Growth Equity Fund, Class IV	320,270,734	54,537,799	174,872,621	3,844,365	—	—	177,498,869
GMO International Intrinsic Value Fund, Class IV	320,384,848	193,771,600	143,516,722	10,317,243	—	—	338,612,379
GMO Quality Fund, Class VI	579,206,834	177,530,097	74,200,154	12,713,660	—	—	764,618,261
GMO Special Situations Fund, Class VI	90,321,776	15,388,616	3,924,079	—	—	—	98,200,349
GMO Strategic Fixed Income Fund, Class VI	123,130,167	80,523,894	33,950,696	9,642,111	—	—	180,657,308
GMO U.S. Core Equity Fund, Class VI	52,712,842	4,361,638	25,802,139	983,038	—	—	32,523,995
GMO World Opportunity Overlay Fund	8,720,829	—	—	—	—	—	9,228,390

Totals	$1,731,050,314	$896,411,493	$649,024,323	$41,677,968	$9,951,808	$10,150,143	$2,010,275,732

27

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of GMO Strategic Opportunities Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Strategic Opportunities Allocation Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

28

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including indirect management fees, indirect shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

29

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *

Class III
1) Actual	0.48%	$1,000.00	$1,063.10	$2.46
2) Hypothetical	0.48%	$1,000.00	$1,022.48	$2.41

*	Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

30

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

For the year ended February 29, 2012, the Fund expects to elect to treat foreign taxes of $2,059,393, attributed to foreign source income of $18,999,628 from certain of its underlying investments, as if incurred directly by the Fund’s shareholders.

For taxable, non-corporate shareholders, 61.77% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 27.84% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 qualified for the dividends-received deduction.

Of the ordinary income distributions made by the Fund during the fiscal year ended February 29, 2012, 2.18% is derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

31

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

32

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

33

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration (December 2006-present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

34

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President-Law and Clerk	Chief Legal Officer since October 2010; Vice President-Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 – present), Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

35

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011-present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

36

GMO Taiwan Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a private placement memorandum, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained by calling 1-617-346-7646 (collect).

GMO Taiwan Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Emerging Markets Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Taiwan Fund returned +0.1% for the fiscal year ended February 29, 2012, as compared with -1.6% for the MSCI Taiwan Index.

Sector selection, such as the Fund’s underweight to the Financials sector, added to relative performance. The Fund’s underweight to Consumer Staples detracted.

Stock selection also contributed to relative performance particularly in the Information Technology sector. Selections helping relative returns included overweight positions in Catcher Technology Co. Ltd, Quanta Computer Inc and Asustek Computer Inc. The Fund’s overweight position in TPK Holdings Co. detracted during the fiscal year.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in

GMO Taiwan Fund Class III Shares and the MSCI Taiwan Index

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, please call (617) 330–7500. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .15% on the purchase and .45% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the period shown and do not include the effect of taxes on distributions and redemption. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO Taiwan Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	93.4%
Investment Funds	4.6
Mutual Funds	2.0
Short-Term Investments	0.8
Other	(0.8)

100.0%

Industry Sector Summary	% of Equity Investments*
Computer Hardware	24.1%
Semiconductors & Semiconductor Equipment	22.3
Diversified Telecommunication Services	12.7
Communications Equipment	11.3
Wireless Telecommunication Services	9.6
Electronic Equipment, Instruments & Components	7.6
Computer Storage & Peripherals	3.7
Machinery	2.2
Commercial Banks	2.2
Chemicals	1.5
Construction Materials	0.8
Real Estate	0.4
Metals & Mining	0.4
Diversified Financial Services	0.4
Real Estate Management & Development	0.4
Insurance Premiums	0.3
Electrical Equipment	0.1
Oil, Gas & Consumable Fuels	0.0	^
Building Products	0.0	^

	100.0%

*	Equity investments may consist of common stocks and other stock-related securities, such as a preferred stock. This table excludes exposure to derivative contracts and ETFs, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

^	Rounds to 0.0%.

1

GMO Taiwan Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	COMMON STOCKS — 93.4%

	Taiwan — 93.4%
649,000	Arima Communications Corp *	614,707
217,220	Asia Cement Corp	277,585
291,323	Asustek Computer Inc	2,723,602
40,448	Catcher Technology Co Ltd	294,264
186,755	China Life Insurance Co Ltd	193,041
182,650	China Petrochemical Development Corp	233,468
263,938	China Steel Corp	273,615
401,065	Chinatrust Financial Holding Co Ltd	271,158
2,812,612	Chunghwa Telecom Co Ltd	8,634,399
9,600	Chunghwa Telecom Co Ltd ADR	291,936
628,000	Compal Communications Inc	1,437,459
4,553,486	Compal Electronics Inc	5,363,848
7,952	Compeq Manufacturing Co Ltd *	3,276
13,000	Dynapack International Technology Corp	75,785
514,000	E Ink Holdings Inc	768,757
141,000	Elan Microelectronics Corp	183,511
1,571,767	Far Eastone Telecommunications Co Ltd	3,291,952
5,647	First Financial Holding Co Ltd	3,603
171,000	Flexium Interconnect Inc	755,010
53,000	Formosa Chemicals & Fibre Co	165,343
10,605	Formosa Petrochemical Corp	34,865
227,000	Fubon Financial Holding Co Ltd	265,630
18,655	Genesis Photonics Inc *	29,296
56,531	Gintech Energy Corp	78,432
502,000	Grand Pacific Petrochemical Corp	255,287
155,000	Highwealth Construction Corp	288,648
1,008,936	Hon Hai Precision Industry Co Ltd	3,500,116
250,228	HTC Corp	5,586,781
2,000	Largan Precision Co Ltd	44,524
1,703,852	Lite-On Technology Corp	2,306,299
3,032,000	Macronix International Co Ltd	1,282,778
5,000	MediaTek Inc	50,987

2	See accompanying notes to the financial statements.

GMO Taiwan Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Taiwan — continued
361,180	Mega Financial Holding Co Ltd	279,666
124,180	Nan Ya Plastics Corp	304,413
498,000	Neo Solar Power Corp	493,557
196,995	Novatek Microelectronics Corp Ltd	586,631
97,000	Phison Electronics Corp	767,003
787,425	Powertech Technology Inc	1,799,093
2,151,856	Quanta Computer Inc	5,297,893
192,000	Ruentex Development Co Ltd	254,224
65,000	Senao International Co Ltd	274,880
2,386,844	Taishin Financial Holding Co Ltd	968,108
213,000	Taiwan Cement Corp	272,456
9,350	Taiwan Glass Industrial Corp	11,435
1,111,158	Taiwan Mobile Co Ltd	3,408,097
2,957,190	Taiwan Semiconductor Manufacturing Co Ltd	8,093,343
16,710	TPK Holding Co Ltd *	277,953
29,400	TSRC Corp	74,739
4,026,000	United Microelectronics Corp	2,119,572
58,500	United Microelectronics Corp Sponsored ADR	159,120
2,084,060	Wistron Corp	3,458,349
2,968,195	Ya Hsin Industrial Co Ltd * (a) (b)	—
983,152	Yungtay Engineering Co Ltd	1,549,013

	Total Taiwan	70,029,507

	TOTAL COMMON STOCKS (COST $65,603,109)	70,029,507

	INVESTMENT FUNDS — 4.6%

	United States — 4.6%
252,695	iShares MSCI Taiwan Index Fund (c)	3,444,233

	TOTAL INVESTMENT FUNDS (COST $3,327,609)	3,444,233

See accompanying notes to the financial statements.	3

GMO Taiwan Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

	Shares / Par Value	Description	Value ($)

		MUTUAL FUNDS — 2.0%

		United States — 2.0%
		Affiliated Issuers — 2.0%
	60,001	GMO U.S. Treasury Fund	1,500,036

		TOTAL MUTUAL FUNDS (COST $1,500,036)	1,500,036

		SHORT-TERM INVESTMENTS — 0.8%

		Time Deposits — 0.8%
USD	130,000	Bank of America (Charlotte) Time Deposit, 0.03%, due 03/01/12	130,000
USD	130,000	Citibank (New York) Time Deposit, 0.03%, due 03/01/12	130,000
USD	42,005	Deustche Bank (Frankfurt) Time Deposit, 0.03%, due 03/01/12	42,005
USD	130,000	HSBC Bank (New York) Time Deposit, 0.03%, due 03/01/12	130,000
USD	130,000	JPMorgan Chase (New York) Time Deposit, 0.03%, due 03/01/12	130,000

		Total Time Deposits	562,005

		TOTAL SHORT-TERM INVESTMENTS (COST $562,005)	562,005

		TOTAL INVESTMENTS — 100.8% (Cost $70,992,759)	75,535,781
		Other Assets and Liabilities (net) — (0.8%)	(564,775)

		TOTAL NET ASSETS — 100.0%	$74,971,006

Notes to Schedule of Investments:

ADR	- American Depositary Receipt

MSCI	- Morgan Stanley Capital International

*	Non-income producing security.

(a)	Bankrupt issuer.

(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

4	See accompanying notes to the financial statements.

GMO Taiwan Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

(c)

Represents an investment to equitize cash in the iShares® MSCI Taiwan Index Fund, which is a separate investment portfolio of iShares, Inc., a registered investment company. The iShares® MSCI Taiwan Index Fund prospectus states that the fund invests in the Taiwanese market and seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Taiwan Index. iShares® is a registered trademark of BlackRock. Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in the iShares® MSCI Taiwan Index Fund.

Currency Abbreviations:

USD - United States Dollar

See accompanying notes to the financial statements.	5

GMO Taiwan Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments in unaffiliated issuers, at value (cost $69,492,723) (Note 2)	$74,035,745
Investments in affiliated issuers, at value (cost $1,500,036) (Notes 2 and 10)	1,500,036
Foreign currency, at value (cost $185,894) (Note 2)	187,012
Receivable for investments sold	2,527,510
Miscellaneous receivable	36

Total assets	78,250,339

Liabilities:
Payable for investments purchased	3,087,597
Payable to affiliate for (Note 5):
Management fee	48,009
Shareholder service fee	8,891
Trustees and Trust Officers or agents unaffiliated with the Manager	180
Accrued expenses	134,656

Total liabilities	3,279,333

Net assets	$74,971,006

Net assets consist of:
Paid-in capital	$77,854,962
Distributions in excess of net investment income	(236,919)
Accumulated net realized loss	(7,201,469)
Net unrealized appreciation	4,554,432

$74,971,006

Net assets attributable to:
Class III shares	$74,971,006

Shares outstanding:
Class III	3,471,075

Net asset value per share:
Class III	$21.60

6	See accompanying notes to the financial statements.

GMO Taiwan Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Dividends (net of withholding taxes of $1,341,490)	$4,810,477
Interest	240
Dividends from affiliated issuers (Note 10)	188

Total investment income	4,810,905

Expenses:
Management fee (Note 5)	862,048
Shareholder service fee — Class III (Note 5)	159,638
Custodian and fund accounting agent fees	299,911
Audit and tax fees	77,806
Transfer agent fees	27,177
Legal fees	3,392
Trustees fees and related expenses (Note 5)	1,746
Registration fees	1,674
Miscellaneous	14,376

Total expenses	1,447,768

Net investment income (loss)	3,363,137

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	7,838,746
Realized gains distributions from affiliated issuers (Note 10)	222
Foreign currency, forward contracts and foreign currency related transactions	(383,864)

Net realized gain (loss)	7,455,104

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(14,890,368)
Foreign currency, forward contracts and foreign currency related transactions	11,161

Net unrealized gain (loss)	(14,879,207)

Net realized and unrealized gain (loss)	(7,424,103)

Net increase (decrease) in net assets resulting from operations	$(4,060,966)

See accompanying notes to the financial statements.	7

GMO Taiwan Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$3,363,137	$679,815
Net realized gain (loss)	7,455,104	18,674,667
Change in net unrealized appreciation (depreciation)	(14,879,207)	11,331,871

Net increase (decrease) in net assets from operations	(4,060,966)	30,686,353

Distributions to shareholders from:
Net investment income
Class III	(3,450,100)	(1,696,633)
Net realized gains
Class III	(2,700,189)	—

	(6,150,289)	(1,696,633)

Net share transactions (Note 9):
Class III	(62,043,855)	26,324,872
Purchase premiums and redemption fees (Notes 2 and 9):
Class III	368,888	367,043

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(61,674,967)	26,691,915

Total increase (decrease) in net assets	(71,886,222)	55,681,635

Net assets:
Beginning of period	146,857,228	91,175,593

End of period (including distributions in excess of net investment income of $236,919 and $41,483, respectively)	$74,971,006	$146,857,228

8	See accompanying notes to the financial statements.

GMO Taiwan Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011	2010		2009		2008
Net asset value, beginning of period	$23.85		$17.75	$11.06		$22.42		$30.98

Income (loss) from investment operations:
Net investment income (loss)†	0.73		0.16	0.25		0.59		0.61
Net realized and unrealized gain (loss)	(1.04)		6.30	6.89	(a)	(10.80)		1.50

Total from investment operations	(0.31)		6.46	7.14		(10.21)		2.11

Less distributions to shareholders:
From net investment income	(1.09)		(0.36)	(0.45)		(0.30)		(0.85)
From net realized gains	(0.85)		—	—		(0.85)		(9.82)

Total distributions	(1.94)		(0.36)	(0.45)		(1.15)		(10.67)

Net asset value, end of period	$21.60		$23.85	$17.75		$11.06		$22.42

Total Return(b)	0.15%		36.71%	64.80%		(47.14)%		6.97	%(c)

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$74,971		$146,857	$91,176		$100,176		$220,359
Net expenses to average daily net assets	1.36	%(e)	1.33%	1.35	%(d)(e)	1.32	%(d)	1.29	%(d)
Net investment income (loss) to average daily net assets	3.16%		0.78%	1.55%		3.42%		1.98%
Portfolio turnover rate	105%		129%	106%		88%		94%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.08		$0.09	$0.06		$0.03		$0.06

(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
(b)	Calculation excludes purchase premiums and redemption fees which are borne by the shareholder and assumes the effect of reinvested distributions.
(c)	The effect of losses in the amount of $56,687, resulting from compliance violations and the Manager’s reimbursement of such losses, had no effect on the total return.
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	9

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO Taiwan Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks total return in excess of that of its benchmark, the MSCI Taiwan Index. The Fund typically makes equity investments directly and indirectly (e.g., through other GMO Funds (the “underlying funds”) or derivatives) in companies doing business in, or otherwise tied economically to, Taiwan. The Fund may invest in companies of any market capitalization. The term “equity investments” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities and depositary receipts. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments tied economically to Taiwan.

The Manager uses proprietary quantitative techniques and fundamental analysis to evaluate and select sectors and equity investments. In evaluating and selecting investments, the Manager may consider many factors, including the Manager’s assessment of a sector’s fundamentals as well as a company’s positioning relative to its competitors.

The Fund may invest a significant portion of its assets in securities of issuers in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services).

As a substitute for direct investments in equities, the Manager may use exchange-traded and over-the-counter (“OTC”) derivatives and exchange-traded funds (“ETFs”). The Manager also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund’s investment exposure; and (iii) to effect transactions intended as substitutes for securities lending. Derivatives used may include options, futures, warrants, swap contracts and reverse repurchase agreements. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. In addition, the Fund may lend its portfolio securities.

For cash management purposes, the Fund may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund normally does not take temporary defensive positions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

10

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 29, 2012, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.0% of net assets. The Fund classifies such securities (levels defined below) as Level 3. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing pricing methodologies are modified for the fair value of equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service as of February 29, 2012. These securities listed on foreign exchanges (including the value of equity

11

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	92.8%

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs such as fair value adjustments provided by an independent pricing service and applied to equity securities, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives, due to market events that have occurred since the local market close but prior to the close of the NYSE.

12

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Level 3 – Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments, including the following: The Fund deemed certain bankrupt securities to be near worthless.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stocks
Taiwan	$451,056	$69,578,451	$0	*	$70,029,507

TOTAL COMMON STOCKS	451,056	69,578,451	0		70,029,507

Investment Funds
United States	3,444,233	—	—		3,444,233

TOTAL INVESTMENT FUNDS	3,444,233	—	—		3,444,233

Mutual Funds
United States	1,500,036	—	—		1,500,036

TOTAL MUTUAL FUNDS	1,500,036	—	—		1,500,036

Short-Term Investments	562,005	—	—		562,005

Total Investments	5,957,330	69,578,451	0		75,535,781

Total	$5,957,330	$69,578,451	$0		$75,535,781

*	Represents the interest in securities that were determined to have a fair value of zero as of February 29, 2012.

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was 0.0% of total net assets.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

13

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes. Taxes on Taiwan-source interest and dividend income are withheld in accordance with applicable Taiwanese law.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 29, 2012, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and

14

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, losses on wash sale transactions, foreign currency transactions, post-October capital losses, late-year ordinary losses and distribution in excess of GAAP basis earnings.

The tax character of distributions declared to shareholders is as follows:

	February 29, 2012	February 28, 2011
Ordinary income (including any net short-term capital gain)	$3,450,100	$1,696,633
Net long-term capital gain	2,700,189	—

Total distributions	$6,150,289	$1,696,633

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 29, 2012, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed net long-term capital gains	$1,307,293

Other Tax Attributes:
Post-October capital loss deferral	$(6,369,859)
Late year ordinary loss deferral	$(236,919)

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$73,131,664	$6,038,359	$(3,634,242)	$2,404,117

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the

15

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2009 through February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis. Taiwanese companies typically declare dividends in the third calendar quarter of each year.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (See Note 5).

Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s custodian and fund accounting agent. State Street Bank and Trust Company (“State Street”) serves as the Fund’s transfer agent. BBH’s and State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

16

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Purchases and redemptions of Fund shares

For the year ended February 29, 2012, the premium on cash purchases of Fund shares was 0.15% of the amount invested and the fee on cash redemptions was 0.45% of the amount redeemed. Purchase premiums and redemption fees are paid to and retained by the Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds) as a result of the purchase or redemption, by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Fund’s net share transactions. The Fund may impose a new purchase premium and/or redemption fee or modify or eliminate an existing fee at any time.

Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).

If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion.

The Manager may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

The Manager will waive or reduce the purchase premium when securities are used to purchase the Fund’s shares except to the extent that the Fund incurs transaction costs (e.g., stamp duties or transfer fees) in connection with the transfer of those securities. The Fund may waive or reduce redemption fees when it uses portfolio securities to redeem its shares. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may nonetheless charge a redemption fee equal to known or estimated costs.

Purchase premiums or redemption fees generally will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the 1940 Act and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not

17

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries. Certain characteristics of Taiwan’s economy and geographic location also subject the Fund to risks. For example, Taiwan is a small island state with few raw material resources and limited land area and thus it relies heavily on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Taiwanese economy. Also, rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Taiwanese economy. Taiwan’s economy also is intricately linked with economies of other Asian countries, which, like emerging market economies, often experience over-extensions of credit, frequent and pronounced currency fluctuations, devaluations and restrictions, rising unemployment and fluctuations in inflation. Currency devaluations in any one country can have a significant effect on the entire region. Political and social unrest in Asian countries could cause further economic and market uncertainty in Taiwan. In particular, the Taiwanese economy is dependent on the economies of Japan and China, and also the United States, and a reduction in purchases by any of them of Taiwanese products and services or negative changes in their economies would likely have an adverse impact on the Taiwanese economy. Taiwan’s geographic proximity to the People’s Republic of China and Taiwan’s history of political contention with China have resulted in ongoing tensions with China, including the continual risk of war with China. These tensions may materially affect the Taiwanese economy and securities markets. All of these risks could reduce the value of an investment in Taiwan Fund.

18

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another, such as the Fund’s investments tied economically to Taiwan, creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

19

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

20

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in Note 3, “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect

21

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

22

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the year.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the year.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the year.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the

23

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the year.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses in the Statement of Operations.

24

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due time zone

25

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees) and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the year.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the year.

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.81% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover specified costs that the Fund may incur as a result of investing in other GMO Trust Funds. This agreement will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012

26

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

was $1,746 and $923, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2012, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
< 0.001%	0.000%	< 0.001%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2012 aggregated $111,015,080 and $170,316,589, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, all of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund’s outstanding shares.

As of February 29, 2012, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and all of the Fund’s shares were held by accounts for which the Manager had investment discretion.

27

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class III:	Shares	Amount	Shares	Amount
Shares sold	426,634	$10,331,915	3,812,495	$79,643,637
Shares issued to shareholders in reinvestment of distributions	336,265	6,150,289	81,938	1,696,633
Shares repurchased	(3,449,261)	(78,526,059)	(2,872,301)	(55,015,398)
Purchase premiums	—	15,521	—	119,645
Redemption fees	—	353,367	—	247,398

Net increase (decrease)	(2,686,362)	$(61,674,967)	1,022,132	$26,691,915

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO U.S. Treasury Fund	$—	$15,935,972	$14,435,976	$188	$222	$1,500,036

28

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of GMO Taiwan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Taiwan Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

29

GMO Taiwan Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

30

GMO Taiwan Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *

Class III
1) Actual	1.48%	$1,000.00	$988.60	$7.32
2) Hypothetical	1.48%	$1,000.00	$1,017.50	$7.42

*	Expenses are calculated using the Class’s annualized net expense ratio for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

31

GMO Taiwan Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

During the year ended February 29, 2012, the Fund paid foreign taxes of 1,341,490 and recognized foreign source income of $6,151,967.

The Fund’s distributions to shareholders include $2,700,189 from long-term capital gains.

32

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 –March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

33

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

34

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

35

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]

Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President-Law and Clerk	Chief Legal Officer since October 2010; Vice President-Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 – present), Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

36

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

37

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the Quantitative Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Tax-Managed International Equities Fund returned -7.3% for the fiscal year ended February 29, 2012, as compared with -7.5% for the MSCI EAFE Index (after tax) (“EAFE”).

Sector selection was a positive factor for the period. The Fund benefited from overweight exposure to Energy and Health Care stocks, which outperformed, and from underweight exposure to Financial Services stocks, which lagged EAFE. However, these gains were somewhat offset by underweight exposure to Consumer Staples stocks, which also outperformed EAFE.

Country selection was a negative factor for the period, reflecting the Fund’s overweight exposure to eurozone countries such as Germany, France, and Italy, which underperformed EAFE over the period.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $5,000,000 Investment in

GMO Tax-Managed International Equities Fund Class III Shares and the

MSCI EAFE Index (after tax)

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2012. All information is unaudited.

MSCI	data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	96.7%
Mutual Funds	1.7
Preferred Stocks	0.9
Short-Term Investments	0.4
Other	0.3

100.0%

Country Summary*	% of Investments
Japan	24.5%
United Kingdom	23.5
France	12.2
Germany	8.0
Italy	5.6
Spain	5.1
Switzerland	4.6
Australia	3.9
Canada	3.0
Singapore	1.9
Netherlands	1.7
Hong Kong	1.3
Ireland	0.9
Austria	0.8
Belgium	0.7
New Zealand	0.5
Sweden	0.5
Finland	0.4
Portugal	0.3
Denmark	0.2
Greece	0.2
Norway	0.2
Malta	0.0 ^

100.0%

^	Rounds to 0.0%.

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

1

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Investments Concentration Summary — (Continued)

February 29, 2012 (Unaudited)

Industry Group Summary	% of Equity Investments**
Pharmaceuticals, Biotechnology & Life Sciences	16.0%
Energy	14.1
Telecommunication Services	10.0
Capital Goods	8.5
Utilities	7.4
Food, Beverage & Tobacco	6.5
Materials	5.6
Banks	5.2
Retailing	3.5
Automobiles & Components	3.3
Insurance	2.5
Real Estate	2.3
Consumer Durables & Apparel	2.3
Food & Staples Retailing	2.1
Software & Services	1.9
Transportation	1.7
Diversified Financials	1.5
Technology Hardware & Equipment	1.2
Media	0.9
Health Care Equipment & Services	0.9
Household & Personal Products	0.8
Consumer Services	0.7
Commercial & Professional Services	0.6
Semiconductors & Semiconductor Equipment	0.5

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

2

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	COMMON STOCKS — 96.7%

	Australia — 3.8%
461,126	BlueScope Steel Ltd *	206,184
174,362	Charter Hall Office (REIT)	571,418
21,896	Commonwealth Bank of Australia	1,156,342
484,938	Dexus Property Group (REIT)	464,385
657,566	Goodman Group (REIT)	484,059
343,612	GPT Group (REIT)	1,147,153
54,776	Iluka Resources Ltd	971,434
302,836	Mirvac Group (REIT)	388,265
22,279	National Australia Bank Ltd	562,410
18,539	QBE Insurance Group *	231,627
263,572	QBE Insurance Group Ltd	3,272,582
281,411	Stockland (REIT)	951,186
102,872	TABCORP Holdings Ltd	300,564
1,412,142	Telstra Corp Ltd	4,982,381
44,779	Wesfarmers Ltd	1,392,563
100,610	Westpac Banking Corp	2,244,476

	Total Australia	19,327,029

	Austria — 0.8%
8,572	Andritz AG	847,423
88,088	Immofinanz AG (Entitlement Shares) *	—
43,334	OMV AG	1,609,796
15,218	Raiffeisen International Bank Holding	548,321
29,277	Voestalpine AG	1,036,144

	Total Austria	4,041,684

	Belgium — 0.7%
196,049	Ageas	415,556
14,120	Anheuser-Busch InBev NV	948,599
34,388	Belgacom SA	1,092,165
11,718	Colruyt SA	458,508

See accompanying notes to the financial statements.	3

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Belgium — continued
3,768	Delhaize Group	206,985
6,642	Mobistar SA	317,115

	Total Belgium	3,438,928

	Canada — 3.0%
9,300	Alimentation Couche Tard Inc	286,580
6,900	Bank of Montreal	405,025
30,600	BCE Inc	1,253,751
60,400	Canadian Natural Resources Ltd	2,242,147
9,300	Canadian Oil Sands Ltd	222,102
6,100	Canadian Tire Corp Ltd	387,350
16,800	Canadian National Railway Co	1,294,489
33,700	Enbridge Inc	1,299,704
63,000	Encana Corp	1,283,622
35,400	First Quantum Minerals Ltd	810,002
36,100	Husky Energy Inc.	975,242
42,600	Manulife Financial Corp	533,011
10,100	Metro Inc Class A	523,246
68,400	Research In Motion Ltd *	969,884
15,700	Shoppers Drug Mart Corp	666,907
61,700	Sun Life Financial Inc	1,356,284
8,700	Valeant Pharmaceuticals International Inc *	461,356

	Total Canada	14,970,702

	Denmark — 0.2%
6,000	Novo-Nordisk A/S Class B	841,067

	Finland — 0.4%
7,256	Nokian Renkaat Oyj	322,091
273,474	Nokia Oyj	1,437,224
9,409	Sampo Oyj Class A	265,521

	Total Finland	2,024,836

4	See accompanying notes to the financial statements.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	France — 11.9%
6,500	Arkema	592,731
1,902	Artprice.com *	124,776
13,223	BNP Paribas	643,519
1,903	Compagnie Generale des Etablissements Michelin - Class B	130,963
12,581	Dassault Systemes SA	1,041,264
12,316	Essilor International SA	980,054
1,613	Esso SAF	165,274
49,888	European Aeronautic Defense and Space Co NV	1,806,581
10,321	Eutelsat Communications	384,650
47,178	France Telecom SA	719,344
16,002	GDF Suez VVPR Strip *	21
16,322	Lagardere SCA	487,903
9,419	LVMH Moet Hennessy Louis Vuitton SA	1,576,617
4,045	NYSE Euronext	120,484
57,332	PagesJaunes Groupe	202,839
5,385	Pernod-Ricard SA	556,020
48,604	Peugeot SA	971,454
2,966	PPR	502,697
42,422	Renault SA	2,238,622
22,853	Safran SA	764,242
267,552	Sanofi	19,791,579
12,280	SES SA Class A FDR	295,876
7,719	Technip SA	841,640
384,572	Total SA	21,513,170
5,934	Unibail-Rodamco SE REIT	1,142,079
4,975	Valeo SA	267,035
91,428	Vivendi SA	1,959,698
4,040	Zodiac Aerospace	388,042

	Total France	60,209,174

	Germany — 6.9%
16,460	Adidas AG	1,293,205
16,187	Aurubis AG	962,791

See accompanying notes to the financial statements.	5

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Germany — continued
32,642	BASF AG	2,865,759
21,934	Bayerische Motoren Werke AG	2,025,298
9,725	Beiersdorf AG	608,971
5,042	Bilfinger & Berger SE	493,843
3,285	Continental AG *	298,724
11,291	Deutsche Bank AG (Registered)	526,887
28,692	Deutsche Post AG (Registered)	504,178
451,129	E.ON AG	10,342,260
4,905	Fraport AG	301,726
11,537	Fresenius SE & Co KGaA	1,192,951
11,954	Fresenius Medical Care AG & Co	838,613
24,890	GEA Group AG	840,739
84,258	Infineon Technologies AG *	850,671
8,503	Kabel Deutschland Holding AG *	510,667
3,938	Lanxess AG	294,840
12,445	Leoni AG	622,757
6,978	Linde AG	1,160,503
5,421	Merck KGaA	560,949
2,288	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	333,613
65,298	RWE AG	2,972,379
13,513	Salzgitter AG	824,796
22,815	SAP AG	1,540,311
5,593	SGL Carbon SE *	271,626
15,783	Software AG	597,924
29,341	Suedzucker AG	850,523
1,625	Volkswagen AG	275,335

	Total Germany	34,762,839

	Greece — 0.2%
62,129	OPAP SA	551,295
55,032	Public Power Corp SA	256,088

	Total Greece	807,383

6	See accompanying notes to the financial statements.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Hong Kong — 1.2%
186,000	AIA Group Ltd	702,082
231,900	CLP Holdings Ltd	2,050,533
92,210	Esprit Holdings Ltd	206,427
265,800	Hong Kong & China Gas	678,977
514,000	Pacific Basin Shipping Ltd	265,478
196,500	Power Assets Holdings Ltd	1,466,320
29,050	Swire Properties Ltd *	71,462
26,000	Swire Pacific Ltd	294,544
142,500	Yue Yuen Industrial Holdings	483,951

	Total Hong Kong	6,219,774

	Ireland — 0.9%
57,269	C&C Group Plc	278,897
77,244	CRH Plc	1,640,738
17,890	DCC Plc	457,806
23,489	Elan Corp Plc *	293,342
25,388	Kerry Group Plc Class A	1,081,862
11,602	Paddy Power Plc	687,157
28,048	Smurfit Kappa Group Plc *	284,762

	Total Ireland	4,724,564

	Italy — 5.5%
58,984	Benetton Group SPA	363,148
87,414	Campari	654,294
1,925,020	Enel SPA	7,722,262
436,975	ENI SPA	10,050,144
12,403	Exor SPA	312,224
258,237	Finmeccanica SPA	1,304,305
74,327	Mediaset SPA	219,830
93,823	Pirelli & C SPA	976,677
28,435	Recordati SPA	216,055
5,372	Saipem SPA	271,530
217,524	Snam Rete Gas SPA	1,053,578

See accompanying notes to the financial statements.	7

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Italy — continued
1,733,222	Telecom Italia SPA	1,991,067
1,197,715	Telecom Italia SPA-Di RISP	1,127,956
266,586	Terna SPA	1,004,432
3,659	Tod’s SPA	376,089

	Total Italy	27,643,591

	Japan — 23.9%
150	Advance Residence Investment Corp (REIT)	278,408
181,900	Aeon Co Ltd	2,314,290
10,700	Aisin Seiki Co Ltd	380,138
30,000	Ajinomoto Co Inc	353,288
4,400	Alfresa Holdings Corp	193,813
76,800	Alps Electric Co Ltd	690,659
28,000	Anritsu Corp	338,446
40,100	Asahi Breweries Ltd	878,472
52,700	Astellas Pharma Inc	2,164,726
72,300	Bridgestone Corp	1,744,053
16,400	Capcom	363,753
74	Central Japan Railway Co	607,985
205,000	Cosmo Oil Co Ltd	596,766
17,200	Credit Saison Co Ltd	343,874
127	CyberAgent Inc	364,262
62,300	Daiei Inc *	222,341
184,000	Daikyo Inc *	474,263
36,400	Daito Trust Construction Co Ltd	3,211,872
24,400	Dena Co Ltd	794,477
20,700	Don Quijote Co Ltd	714,600
9,700	East Japan Railway Co	620,908
41,300	Edion Corp	300,697
46,900	Eisai Co Ltd	1,897,935
22,600	Electric Power Development Co Ltd	577,991
7,100	Fanuc Ltd	1,290,676
7,600	Fast Retailing Co Ltd	1,577,357

8	See accompanying notes to the financial statements.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Japan — continued
178,000	Fuji Electric Co Ltd	462,504
60,000	Fuji Heavy Industries Ltd	458,759
17,900	Fuji Oil Co Ltd	246,663
39,200	Gree Inc	1,225,659
66,000	Hanwa Co Ltd	308,967
279,000	Hitachi Ltd	1,637,000
23,600	Hosiden Corp	183,762
147	INPEX Corp	1,043,044
252,000	Itochu Corp	2,868,270
368	Japan Retail Fund Investment Corp (REIT)	552,756
169	Japan Tobacco Inc	897,809
51,200	JFE Holdings Inc	1,107,462
30,000	JGC Corp	867,398
544,000	JX Holdings Inc	3,417,999
32,460	K’s Holdings Corp	1,084,045
486,000	Kajima Corp	1,497,045
55,000	Kamigumi Co Ltd	471,603
81,700	Kao Corp	2,095,082
302,000	Kawasaki Kisen Kaisha Ltd	637,843
687	KDDI Corp	4,361,572
42,000	Kinugawa Rubber Industrial Co Ltd	317,758
375,000	Kobe Steel Ltd	651,992
28,800	Konami Corp	795,446
13,000	Kyudenko Corp	82,029
20,900	Lawson Inc	1,230,154
131,400	Leopalace21 Corp *	320,468
231,000	Marubeni Corp	1,651,711
267,000	Mazda Motor Corp *	444,215
58,500	Medipal Holdings Corp	703,909
180,000	Mitsubishi Heavy Industries Ltd	847,632
295,000	Mitsubishi Chemical Holdings Corp	1,711,578
67,300	Mitsubishi Corp	1,653,917
14,830	Mitsubishi UFJ Lease & Finance Co Ltd	634,206

See accompanying notes to the financial statements.	9

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Japan — continued
27,400	Mitsui & Co Ltd	472,278
296,000	Mitsui Mining & Smelting Co Ltd	902,456
198,000	Mitsui OSK Lines Ltd	905,034
1,210,700	Mizuho Financial Group Inc	2,035,014
16,100	Nagase & Co	187,640
52,800	Namco Bandai Holdings Inc	741,105
249	Net One Systems Co Ltd	616,915
13,900	Nikon Corp	378,623
6,900	Nintendo Co Ltd	1,031,373
33,000	Nippon Corp	354,254
33,400	Nippon Paper Group Inc	717,097
464,000	Nippon Steel Corp	1,344,007
119,100	Nippon Telegraph & Telephone Corp	5,606,321
294,000	Nippon Yusen Kabushiki Kaisha	881,072
50,400	Nissan Motor Co Ltd	519,900
24,000	Nisshinbo Holdings Inc	228,532
9,550	Nitori Holdings Co Ltd	807,597
14,300	Nitto Denko Corp	592,782
1,134	NTT Docomo Inc	1,934,298
186,000	Obayashi Corp	834,776
62,000	OJI Paper Co Ltd	307,851
12,000	Ono Pharmaceutical Co Ltd	656,791
14,110	ORIX Corp	1,359,846
133,000	Osaka Gas Co Ltd	509,900
31,000	Pacific Metals Co Ltd	169,257
195,500	Penta Ocean Construction Co Ltd	649,828
8,910	Point Inc	335,133
727,300	Resona Holdings Inc	3,479,392
80,100	Round One Corp	524,128
14,200	Ryohin Keikaku Co Ltd	676,210
7,600	Ryosan Co	155,770
22,700	Sankyo Co Ltd	1,093,081
15,500	Sanrio Co Ltd	635,393

10	See accompanying notes to the financial statements.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Japan — continued
30,500	Sega Sammy Holdings Inc	577,833
35,100	Seven & I Holdings Co Ltd	969,604
4,600	Shimamura Co Ltd	504,789
30,000	Shizuoka Bank Ltd (The)	304,893
3,700	SMC Corp	631,210
287,300	Sojitz Corp	534,800
255,700	Sumitomo Corp	3,795,269
21,000	Sumitomo Metal Mining Co Ltd	312,551
592,000	Taiheiyo Cement Co Ltd	1,259,381

443,000	Taisei Corp	1,167,898
148,900	Takeda Pharmaceutical Co Ltd	6,719,148
131,000	Tokyo Tatemono Co Ltd *	535,671
69,000	TonenGeneral Sekiyu KK	639,532
187,000	Toray Industries Inc	1,331,655
150,000	Tosoh Corp	444,674
68,600	Toyota Tsusho Corp	1,379,832
13,600	Unicharm Corp	702,322
95,200	UNY Co Ltd	948,216
7,450	USS Co Ltd	731,101
20,200	West Japan Railway Co	825,112
2,471	Yahoo Japan Corp	781,095
49,460	Yamada Denki Co Ltd	3,218,631
28,200	Yamaha Motor Co Ltd	405,446
35,200	Yamato Holdings Co Ltd	556,091
25,000	Zeon Corp	236,788

	Total Japan	120,923,503

	Malta — 0.0%
1,718,063	BGP Holdings Plc *	—

	Netherlands — 1.6%
305,643	Aegon NV *	1,599,573
9,424	ASML Holding NV	428,499

See accompanying notes to the financial statements.	11

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Netherlands — continued
10,641	CSM NV	199,223
4,124	Heineken Holding NV	183,848
222,615	ING Groep NV *	1,961,824
18,038	Koninklijke Ahold NV	249,086
56,813	Koninklijke BAM Groep NV	268,398
6,905	Koninklijke DSM NV	383,641
90,510	Unilever NV	3,009,482

	Total Netherlands	8,283,574

	New Zealand — 0.5%
180,039	Chorus Ltd *	489,761
113,103	Fletcher Building Ltd	615,115
805,454	Telecom Corp of New Zealand	1,437,919

	Total New Zealand	2,542,795

	Norway — 0.2%
17,754	Statoil ASA	506,378
15,262	Telenor ASA	281,573

	Total Norway	787,951

	Portugal — 0.3%
297,433	EDP - Energias de Portugal SA	864,515
29,353	Jeronimo Martins SGPS SA *	540,432

	Total Portugal	1,404,947

	Singapore — 1.9%
208,000	CapitaCommercial Trust (REIT)	196,618
305,000	Ezra Holdings Ltd *	303,372
3,889,000	Golden Agri-Resources Ltd	2,261,740
198,000	Ho Bee Investment Ltd	211,854
370,200	Jaya Holdings Ltd *	169,926
169,400	Keppel Corp Ltd	1,491,561
31,000	SembCorp Marine Ltd	131,857

12	See accompanying notes to the financial statements.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Singapore — continued
159,000	Singapore Exchange Ltd	913,697
250,000	Singapore Press Holdings Ltd	757,012
998,670	Singapore Telecommunications	2,528,042
2	Suntec Real Estate Investment Trust (REIT)	2
341,067	Swiber Holdings Ltd *	192,704
38,000	Venture Corp Ltd	255,514

	Total Singapore	9,413,899

	Spain — 4.9%
72,653	Banco Bilbao Vizcaya Argentaria SA	650,418
361,046	Banco Popular Espanol SA	1,480,930
438,953	Banco Santander SA	3,633,506
53,225	Distribuidora Internacional de Alimentacion SA *	259,478
66,603	Ferrovial SA	841,191
19,186	Fomento de Construcciones y Contratas SA	484,521
171,302	Gas Natural SDG SA	2,896,998
36,407	Grifols SA *	753,998
3,640	Grifols SA Class B *	51,531
238,076	Iberdrola SA	1,406,616
22,039	Inditex SA	2,028,372
172,906	Mapfre SA	593,857
7,497	Red Electrica de Espana	377,983
83,528	Repsol YPF SA	2,175,334
432,977	Telefonica SA	7,368,862

	Total Spain	25,003,595

	Sweden — 0.5%
11,946	Atlas Copco AB Class A	311,308
51,797	Investor AB B Shares	1,153,657
39,276	Swedbank AB Class A	672,737
11,168	Swedish Match AB	426,278

	Total Sweden	2,563,980

See accompanying notes to the financial statements.	13

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Switzerland — 4.5%
114,471	Nestle SA (Registered)	6,998,164
147,733	Novartis AG (Registered)	8,052,367
36,781	Roche Holding AG (Non Voting)	6,401,903
2,503	Swatch Group AG	1,133,851
890	Swisscom AG (Registered)	354,442

	Total Switzerland	22,940,727

	United Kingdom — 22.9%
47,044	3i Group Plc	141,742
38,511	Aggreko Plc	1,352,877
79,832	Amlin Plc	445,273
147,066	ARM Holdings Plc	1,325,772
14,809	Associated British Foods Plc	282,069
326,161	AstraZeneca Plc	14,594,934
149,674	Aviva Plc	875,924
755,421	BAE Systems Plc	3,753,170
119,102	Balfour Beatty Plc	525,482
1,526,821	Barclays Plc	5,912,311
62,117	BG Group Plc	1,499,090
817,885	BP Plc	6,399,616
141,476	British American Tobacco Plc	7,136,114
1,128,942	BT Group Plc	3,843,597
108,950	Burberry Group Plc	2,442,109
39,353	Capita Group Plc	479,267
197,295	Cobham Plc	586,257
26,105	Cookson Group Plc	279,948
13,123	Croda International Plc	449,140
73,973	Diageo Plc	1,766,199
112,140	Drax Group Plc	925,004
20,106	Experian Plc	301,655
113,417	FirstGroup Plc	530,308
609,967	GlaxoSmithKline Plc	13,478,955
314,492	Home Retail Group Plc	509,047

14	See accompanying notes to the financial statements.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	United Kingdom — continued
41,712	IMI Plc	642,760
37,280	Imperial Tobacco Group Plc	1,476,174
92,859	Inchcape Plc	553,907
19,345	Intertek Group Plc	710,839
26,935	Land Securities Group Plc (REIT)	289,160
879,758	Legal & General Group Plc	1,687,778
2,811,846	Lloyds Banking Group Plc *	1,565,329
49,343	Next Plc	2,176,820
65,833	Pearson Plc	1,253,594
8,332	Petrofac Ltd	210,681
11,805	Prudential Plc	133,929
213,300	Punch Taverns Plc *	38,095
10,136	Randgold Resources Ltd	1,160,873
12,826	Reckitt Benckiser Group Plc	708,902
43,180	Rio Tinto Plc	2,449,575
75,237	Rolls-Royce Holdings Plc *	972,374
104,642	Royal Dutch Shell Group Class A (Amsterdam)	3,819,467
27,974	Royal Dutch Shell Plc A Shares (London)	1,017,876
193,382	Royal Dutch Shell Plc B Shares (London)	7,168,101
627,447	Royal Bank of Scotland Group Plc *	278,649
17,375	SABMiller Plc	703,628
156,433	Sage Group Plc (The)	771,175
63,700	Scottish & Southern Energy Plc	1,304,813
58,427	Shire Plc	2,037,731
34,453	Smith & Nephew Plc	338,322
213,300	Spirit Pub Co Plc *	196,299
58,216	Tate & Lyle Plc	645,038
416,887	Thomas Cook Group Plc	187,166
11,954	Travis Perkins Plc	203,628
106,249	TUI Travel Plc	333,457
2,768,253	Vodafone Group Plc	7,457,457
44,654	Weir Group Plc (The)	1,494,375
223,182	William Hill Plc	794,891

See accompanying notes to the financial statements.	15

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares / Par Value		Description	Value ($)

		United Kingdom — continued
	83,620	WM Morrison Supermarkets Plc	385,560
	20,250	Wolseley Plc	781,539

		Total United Kingdom	115,785,822

		TOTAL COMMON STOCKS (COST $437,559,419)	488,662,364

		PREFERRED STOCKS — 0.9%

		Germany — 0.9%
	6,211	Hugo Boss AG 2.49%	646,527
	41,675	Porsche Automobil Holding SE 1.04%	2,704,042
	6,475	Volkswagen AG 2.13%	1,208,881

		Total Germany	4,559,450

		TOTAL PREFERRED STOCKS (COST $3,596,160)	4,559,450

		MUTUAL FUNDS — 1.7%

		United States — 1.7%
		Affiliated Issuers
	340,544	GMO U.S. Treasury Fund	8,513,601

		TOTAL MUTUAL FUNDS (COST $8,516,384)	8,513,601

		SHORT-TERM INVESTMENTS — 0.4%

		Time Deposits — 0.4%
AUD	77,367	Brown Brothers Harriman (Grand Cayman) Time Deposit, 3.48%, due 03/01/12	82,972
CAD	16,420	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.24%, due 03/01/12	16,596
CHF	32,605	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/12	36,039
DKK	58,616	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.02%, due 03/01/12	10,504
EUR	8,299	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 03/01/12	11,057
NOK	280,416	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.65%, due 03/01/12	50,169
NZD	62,910	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.65%, due 03/01/12	52,495
SEK	245,687	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.70%, due 03/01/12	37,131

16	See accompanying notes to the financial statements.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares / Par Value		Description	Value ($)

		Time Deposits — continued
JPY	1,570,100	Citibank (New York) Time Deposit, 0.01%, due 03/01/12	19,315
USD	1,452,555	HSBC Bank (New York) Time Deposit, 0.03%, due 03/01/12	1,452,555
GBP	41,642	JPMorgan Chase (New York) Time Deposit, 0.10%, due 03/01/12	66,248
HKD	505,280	JPMorgan Chase (New York) Time Deposit, 0.01%, due 03/01/12	65,145
SGD	26,380	JPMorgan Chase (New York) Time Deposit, 0.01%, due 03/01/12	21,093

		Total Time Deposits	1,921,319

		TOTAL SHORT-TERM INVESTMENTS (COST $1,921,319)	1,921,319

		TOTAL INVESTMENTS — 99.7% (Cost $451,593,282)	503,656,734
		Other Assets and Liabilities (net) — 0.3%	1,625,409

		TOTAL NET ASSETS — 100.0%	$505,282,143

Notes to Schedule of Investments:

FDR - Fiduciary Depositary Receipt

REIT - Real Estate Investment Trust

*	Non-income producing security.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

See accompanying notes to the financial statements.	17

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments in unaffiliated issuers, at value (cost $443,076,898) (Note 2)	$495,143,133
Investments in affiliated issuers, at value (cost $8,516,384) (Notes 2 and 10)	8,513,601
Foreign currency, at value (cost $763) (Note 2)	739
Dividends receivable	2,146,381
Foreign taxes receivable	102,369
Receivable for expenses reimbursed by Manager (Note 5)	21,257
Miscellaneous receivable	247

Total assets	505,927,727

Liabilities:
Payable for investments purchased	212,739
Accrued capital gain and repatriation taxes payable (Note 2)	239
Payable to affiliate for (Note 5):
Management fee	198,844
Shareholder service fee	59,653
Trustees and Trust Officers or agents unaffiliated with the Manager	1,309
Payable for foreign currency purchased	2,005
Miscellaneous payable	212
Accrued expenses	170,583

Total liabilities	645,584

Net assets	$505,282,143

Net assets consist of:
Paid-in capital	$554,815,840
Distributions in excess of net investment income	(1,028,323)
Accumulated net realized loss	(100,589,389)
Net unrealized appreciation	52,084,015

$505,282,143

Net assets attributable to:
Class III shares	$505,282,143

Shares outstanding:
Class III	36,622,811

Net asset value per share:
Class III	$13.80

18	See accompanying notes to the financial statements.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Dividends from unaffiliated issuers (net of withholding taxes of $1,935,922)	$19,554,543
Interest	17,335
Dividends from affiliated issuers (Note 10)	805

Total investment income	19,572,683

Expenses:
Management fee (Note 5)	2,664,374
Shareholder service fee – Class III (Note 5)	799,312
Custodian and fund accounting agent fees	403,861
Audit and tax fees	79,039
Transfer agent fees	27,728
Legal fees	15,730
Trustees fees and related expenses (Note 5)	8,672
Registration fees	3,324
Miscellaneous	46,130

Total expenses	4,048,170
Fees and expenses reimbursed by Manager (Note 5)	(567,828)
Expense reductions (Note 2)	(30)

Net expenses	3,480,312

Net investment income (loss)	16,092,371

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	15,522,974
Investments in affiliated issuers	(2,677)
Realized gains distributions from affiliated issuers (Note 10)	2,766
Futures contracts	343,269
Swap agreements	(12,893)
Foreign currency, forward contracts and foreign currency related transactions	64,466

Net realized gain (loss)	15,917,905

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(75,552,527)
Investments in affiliated issuers	(2,783)
Foreign currency, forward contracts and foreign currency related transactions	(89,922)

Net unrealized gain (loss)	(75,645,232)

Net realized and unrealized gain (loss)	(59,727,327)

Net increase (decrease) in net assets resulting from operations	$(43,634,956)

See accompanying notes to the financial statements.	19

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$16,092,371	$12,256,266
Net realized gain (loss)	15,917,905	5,685,931
Change in net unrealized appreciation (depreciation)	(75,645,232)	93,723,179

Net increase (decrease) in net assets from operations	(43,634,956)	111,665,376

Distributions to shareholders from:
Net investment income
Class III	(16,265,254)	(12,622,343)

Net share transactions (Note 9):
Class III	(34,693,240)	(46,345,846)

Total increase (decrease) in net assets	(94,593,450)	52,697,187

Net assets:
Beginning of period	599,875,593	547,178,406

End of period (including distributions in excess of net investment income of $1,028,323 and $2,250,363, respectively)	$505,282,143	$599,875,593

20	See accompanying notes to the financial statements.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$15.41		$12.97		$9.28		$18.73		$20.76

Income (loss) from investment operations:
Net investment income (loss)†	0.43		0.30		0.26		0.48		0.51
Net realized and unrealized gain (loss)	(1.59)		2.47		3.80		(8.92)		0.20	(a)

Total from investment operations	(1.16)		2.77		4.06		(8.44)		0.71

Less distributions to shareholders:
From net investment income	(0.45)		(0.33)		(0.37)		(0.49)		(0.57)
From net realized gains	—		—		—		(0.52)		(2.17)

Total distributions	(0.45)		(0.33)		(0.37)		(1.01)		(2.74)

Net asset value, end of period	$13.80		$15.41		$12.97		$9.28		$18.73

Total Return(b)	(7.35)%		21.51%		43.60%		(46.71)%		2.28%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$505,282		$599,876		$547,178		$414,024		$1,092,346
Net expenses to average daily net assets	0.65	%(c)(d)	0.65	%(c)(d)	0.65	%(c)	0.67	%(c)	0.69	%(c)
Net investment income (loss) to average daily net assets	3.02%		2.20%		2.08%		3.09%		2.33%
Portfolio turnover rate	48%		40%		49%		67%		41%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.11%		0.11%		0.09%		0.11%		0.09%

(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	21

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO Tax-Managed International Equities Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks high after-tax total return. The Manager seeks to achieve the Fund’s investment objective by investing in equities or groups of equities that the Manager believes will provide higher returns than the MSCI EAFE Index (after tax).

The Manager uses active investment management methods, which means that equities are bought and sold according to the Manager’s evaluation of companies’ published financial information, securities’ prices, equity and bond markets, and the overall economy.

In selecting equities for the Fund, the Manager may use a combination of quantitative and qualitative investment methods to identify equities that the Manager believes present positive return potential relative to other equities. Some of these methods evaluate individual equities or a group of equities (e.g., equities of companies in a particular industry) based on the ratio of their price to historical financial information, including book value, cash flow and earnings, and forecasted financial information provided by industry analysts. The Manager may compare these ratios to industry or market averages in assessing the relative attractiveness of an equity or a group of equities. Other methods used by the Manager focus on evaluating patterns of price movement or volatility of an equity or group of equities relative to the Fund’s investment universe. The Manager also may adjust the Fund’s portfolio for factors such as position size, market capitalization, and exposure to groups such as industry, sector, country or currency.

The Manager considers the tax effects of a proposed trade in conjunction with the return forecast of the identified equities, and their potential contribution to the overall portfolio. The Manager also may consider the Fund’s realized and unrealized gains and losses, and current market conditions, because these factors also influence the decision to buy or sell securities.

As a substitute for direct investments in equities, the Manager may use exchange-traded and over-the-counter (“OTC”) derivatives. The Manager also may use derivatives: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund’s investment exposure; and (iii) to effect transactions intended as substitutes for securities lending. Derivatives used may include futures, options, forward currency contracts and swap contracts. In addition, the Fund may lend its portfolio securities.

22

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund typically invests directly and indirectly (e.g., through other GMO Funds (the “underlying funds”) or derivatives) in equities of companies tied economically to countries other than the U.S. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in equity investments. The terms “equities” and “equity investments” refer to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities and depositary receipts. The Manager may make investments tied economically to emerging countries. These investments generally will represent 15% or less of the Fund’s total assets.

For cash management purposes, the Fund may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund normally does not take temporary defensive positions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

23

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The foregoing pricing methodologies are modified for the fair value of equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service as of February 29, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	93.7%

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

24

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Level 2 – Valuations determined using other significant direct or indirect observable inputs: such as fair value adjustments provided by an independent pricing service and applied to equity securities, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives, due to market events that have occurred since the local market close but prior to the close of the NYSE.

Level 3 – Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments including the following: With respect to certain securities for which no current market or quoted prices were available, the Fund valued those securities at the most recent available market or quoted price.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total

Common Stocks
Australia	$231,627	$19,095,402	$—		$19,327,029
Austria	—	4,041,684	0	*	4,041,684
Belgium	—	3,438,928	—		3,438,928
Canada	14,970,702	—	—		14,970,702
Denmark	—	841,067	—		841,067
Finland	—	2,024,836	—		2,024,836
France	—	60,209,153	21		60,209,174
Germany	—	34,762,839	—		34,762,839
Greece	—	807,383	—		807,383
Hong Kong	71,462	6,148,312	—		6,219,774
Ireland	—	4,724,564	—		4,724,564
Italy	—	27,643,591	—		27,643,591
Japan	—	120,923,503	—		120,923,503
Malta	—	—	0	*	0	*
Netherlands	—	8,283,574	—		8,283,574
New Zealand	489,761	2,053,034	—		2,542,795
Norway	—	787,951	—		787,951
Portugal	—	1,404,947	—		1,404,947
Singapore	—	9,413,899	—		9,413,899
Spain	—	25,003,595	—		25,003,595

25

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

ASSET VALUATION INPUTS — continued

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Sweden	$—	$2,563,980	$—	$2,563,980
Switzerland	—	22,940,727	—	22,940,727
United Kingdom	—	115,785,822	—	115,785,822

TOTAL COMMON STOCKS	15,763,552	472,898,791	21	488,662,364

Preferred Stocks
Germany	—	4,559,450	—	4,559,450

TOTAL PREFERRED STOCKS	—	4,559,450	—	4,559,450

Mutual Funds
United States	8,513,601	—	—	8,513,601

TOTAL MUTUAL FUNDS	8,513,601	—	—	8,513,601

Short-Term Investments	1,921,319	—	—	1,921,319

Total Investments	26,198,472	477,458,241	21	503,656,734

Total	$26,198,472	$477,458,241	$21	$503,656,734

*	Represents the interest in securities that were determined to have a value of zero as of February 29, 2012.

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net value of the Fund’s direct and/or indirect investments in securities using Level 3 inputs was less than 0.1% of total net assets.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation

26

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 29, 2012, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, passive foreign investment company transactions, and post-October capital losses.

27

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The tax character of distributions declared to shareholders is as follows:

	February 29, 2012	February 28, 2011
Ordinary income (including any net short-term capital gain)	$16,265,254	$12,622,343

Total distributions	$16,265,254	$12,622,343

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 29, 2012, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$2,104,136

Other Tax Attributes:
Capital loss carryforwards	$(94,049,954)
Post-October capital loss deferral	$(6,521,605)

As of February 29, 2012, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Due to recent tax law changes, net capital losses recognized in taxable years beginning after February 28, 2011 shall be carried forward indefinitely and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses realized in years beginning prior to February 28, 2011. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Utilization of the capital loss carryforwards, post-October capital losses, and losses realized subsequent to February 29, 2012, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Fund’s capital loss carryforwards expire as follows:

	Short-Term	Long-Term	Total
February 28, 2018	$(94,049,954)	Not Applicable	$(94,049,954)

Total	$(94,049,954)	$—	$(94,049,954)

28

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$454,616,085	$72,286,910	$(23,246,261)	$49,040,649

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2009 through February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (See Note 5).

29

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s custodian and fund accounting agent. State Street Bank and Trust Company (“State Street”) serves as the Fund’s transfer agent. BBH’s and State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. There can be no assurance that the Fund’s tax management strategies will be effective, and you may incur tax liabilities that exceed your economic return. The Fund is a non-diversified investment company under the 1940 Act and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

30

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Liquidity Risk — Shares of small- and mid-cap companies often have lower trading volumes and a limited number or no market makers. Thus, a large position may limit or prevent the Fund from selling those shares or unwinding derivative positions on them at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

31

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

32

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in Note 3, “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect

33

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

34

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the year.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 29, 2012, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. The Fund had no futures contracts outstanding at the end of the year.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the year.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder

35

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the year.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses in the Statement of Operations.

36

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due time zone

37

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees) and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 29, 2012, the Fund used swap agreements to achieve returns comparable to holding and lending a direct equity position. The Fund had no swap agreements outstanding at the end of the year.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish.

During the year ended February 29, 2012, the Fund held rights and/or warrants received as a result of corporate actions. The Fund held no rights or warrants at the end of the year.

38

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$—	$—	$(220,537)	$—	$(220,537)
Futures contracts	—	—	—	343,269	—	343,269
Swap agreements	—	—	—	(12,893)	—	(12,893)

Total	$—	$—	$—	$109,839	$—	$109,839

^	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (futures contracts, and rights and/or warrants) or notional amounts (swap agreements) outstanding at each month-end, was as follows for the year ended February 29, 2012.

	Futures contracts	Rights and/or warrants	Swap agreements
Average amount outstanding	$2,996,079	$42,623	$26,866

*	During the year ended February 29, 2012, the Fund did not hold swap agreements at any month-end, therefore, the average amount outstanding was calculated using daily outstanding notional amounts.

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.50% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

39

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including shareholder service fees and certain other expenses) exceeds 0.50% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover specified costs that the Fund may incur as a result of investing in U.S. Treasury Fund. These agreements will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $8,672 and $3,800, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2012, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Total Indirect Expenses
< 0.001%	0.000%	< 0.001%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2012 aggregated $257,359,109 and $283,753,952, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

40

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

8.	Principal shareholders and related parties

As of February 29, 2012, 11.61% of the outstanding shares of the Fund were held by one shareholder. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, 0.73% of the shares of the Fund were held by senior management of the Manager and GMO Trust officers and none of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class III:	Shares	Amount	Shares	Amount
Shares sold	1,106,984	$14,848,634	3,622,498	$45,310,663
Shares issued to shareholders in reinvestment of distributions	665,832	8,611,854	471,904	6,752,942
Shares repurchased	(4,079,211)	(58,153,728)	(7,368,609)	(98,409,451)

Net increase (decrease)	(2,306,395)	$(34,693,240)	(3,274,207)	$(46,345,846)

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of year	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of year
GMO U.S. Treasury Fund	$263,025	$32,754,000	$24,497,964	$805	$2,766	$8,513,601

41

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of GMO Tax-Managed International Equities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tax-Managed International Equities Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

42

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

43

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *

Class III
1) Actual	0.65%	$1,000.00	$1,010.50	$3.25
2) Hypothetical	0.65%	$1,000.00	$1,021.63	$3.27

*	Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

44

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

During the year ended February 29, 2012, the Fund paid foreign taxes of $1,935,710 and recognized foreign source income of $21,490,465.

For taxable, non-corporate shareholders, 97.73% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 represents qualified dividend income subject to the 15% rate category.

45

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

46

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 –2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 –present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

47

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

48

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 –present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 –present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 –December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President-Law and Clerk	Chief Legal Officer since October 2010; Vice President-Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 –present), Clerk (May 2011 –present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

49

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 –present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

50

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Quantitative Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO U.S. Core Equity Fund returned +11.0% for the fiscal year ended February 29, 2012, as compared with +5.1% for the S&P 500 Index.

Stock selection added to returns relative to the S&P 500 Index. Selections in Consumer Discretionary, Energy, and Financials added to relative returns while selections in Information Technology detracted. Individual names adding to relative returns included overweight positions in Wal-Mart Stores, Inc. and Microsoft and an underweight position in Bank of America. Individual names detracting from relative returns included overweight positions in Oracle and Google and an underweight position in Apple.

Sector selection also added to returns relative to the S&P 500 Index. Sector weightings positively impacting relative performance included overweight positions in Health Care and Consumer Staples and an underweight position in Financials. Sector weightings negatively impacting relative performance included underweight positions in Utilities and Consumer Discretionary.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in

GMO U.S. Core Equity Fund Class III Shares and the S&P 500 Index

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2012. All information is unaudited. Performance for classes may vary due to different fees.

†	The Fund is the successor to GMO U.S. Core Fund. Therefore, performance for the periods prior to September 16, 2005 is that of GMO U.S. Core Fund.

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	97.7%
Investment Funds	1.0
Mutual Funds	0.9
Short-Term Investments	0.2
Swaps	0.0 ^
Other	0.2

100.0%

Industry Group Summary	% of Equity Investments*
Software & Services	23.7%
Pharmaceuticals, Biotechnology & Life Sciences	17.9
Food, Beverage & Tobacco	11.5
Technology Hardware & Equipment	7.5
Health Care Equipment & Services	7.2
Food & Staples Retailing	6.2
Household & Personal Products	5.7
Retailing	3.5
Energy	3.1
Consumer Services	3.0
Capital Goods	2.9
Consumer Durables & Apparel	1.8
Telecommunication Services	1.3
Insurance	1.0
Semiconductors & Semiconductor Equipment	0.7
Media	0.6
Diversified Financials	0.6
Utilities	0.5
Materials	0.4
Automobiles & Components	0.3
Commercial & Professional Services	0.3
Transportation	0.2
Banks	0.1

100.0%

^	Rounds to 0.00%.

*	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts and ETFs, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

1

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	COMMON STOCKS — 97.7%

	Automobiles & Components — 0.3%
163,149	General Motors Co. *	4,245,137

	Banks — 0.1%
37,400	CIT Group, Inc. *	1,522,554

	Capital Goods — 2.9%
147,000	3M Co.	12,877,200
4,400	Alliant Techsystems, Inc.	264,000
52,600	Danaher Corp.	2,778,858
76,100	Fastenal Co.	4,008,948
64,700	General Dynamics Corp.	4,737,981
8,950	ITT Corp.	223,302
29,400	L-3 Communications Holdings, Inc.	2,065,350
31,700	Northrop Grumman Corp.	1,895,977
3,300	Polypore International, Inc. *	135,696
30,700	Raytheon Co.	1,550,964
72,600	United Technologies Corp.	6,088,962
17,930	WW Grainger, Inc.	3,724,599

	Total Capital Goods	40,351,837

	Commercial & Professional Services — 0.3%
13,200	Copart, Inc. *	657,096
36,500	Pitney Bowes, Inc.	661,745
32,700	Rollins, Inc.	662,502
32,600	RR Donnelley & Sons Co.	450,532
17,600	Stericycle, Inc. *	1,527,152

	Total Commercial & Professional Services	3,959,027

	Consumer Durables & Apparel — 1.8%
72,700	Coach, Inc.	5,440,868
14,610	Fossil, Inc. *	1,782,128
129,700	Nike, Inc.-Class B	13,997,224

2	See accompanying notes to the financial statements.

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Consumer Durables & Apparel — continued
28,930	VF Corp.	4,225,226

	Total Consumer Durables & Apparel	25,445,446

	Consumer Services — 2.9%
77,600	Apollo Group, Inc.-Class A *	3,308,864
3,500	Choice Hotels International, Inc.	131,495
14,600	DeVry, Inc.	518,738
96,400	H&R Block, Inc.	1,571,320
3,900	ITT Educational Services, Inc. *	267,696
322,300	McDonald’s Corp.	31,997,944
4,600	Panera Bread Co.-Class A *	711,068
61,100	Starbucks Corp.	2,967,016

	Total Consumer Services	41,474,141

	Diversified Financials — 0.6%
59,600	American Express Co.	3,152,244
392,432	Bank of America Corp.	3,127,683
99,600	SLM Corp.	1,569,696

	Total Diversified Financials	7,849,623

	Energy — 3.0%
24,520	Apache Corp.	2,646,444
209,294	Chevron Corp.	22,838,161
161,968	ConocoPhillips	12,398,651
6,700	CVR Energy, Inc. *	182,307
63,700	Marathon Oil Corp.	2,158,793
18,698	Occidental Petroleum Corp.	1,951,510

	Total Energy	42,175,866

	Food & Staples Retailing — 6.0%
33,600	Costco Wholesale Corp.	2,891,616
180,700	CVS Caremark Corp.	8,149,570
137,000	Kroger Co. (The)	3,259,230

See accompanying notes to the financial statements.	3

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Food & Staples Retailing — continued
1,900	PriceSmart, Inc.	122,797
57,100	Safeway, Inc.	1,224,795
16,225	Supervalu, Inc.	105,950
127,200	Sysco Corp.	3,742,224
231,600	Walgreen Co.	7,679,856
973,078	Wal–Mart Stores, Inc.	57,489,448

	Total Food & Staples Retailing	84,665,486

	Food, Beverage & Tobacco — 11.2%
31,900	Brown-Forman Corp.-Class B	2,604,635
43,700	Campbell Soup Co.	1,456,084
508,600	Coca-Cola Co. (The)	35,530,796
54,800	ConAgra Foods, Inc.	1,438,500
38,450	Flowers Foods, Inc.	735,933
157,000	General Mills, Inc.	6,014,670
65,500	Hershey Co. (The)	3,975,850
36,700	HJ Heinz Co.	1,934,457
59,000	Hormel Foods Corp.	1,679,730
18,400	J.M. Smucker Co. (The)	1,385,888
68,900	Kellogg Co.	3,606,915
171,000	Kraft Foods, Inc.-Class A	6,509,970
53,450	Lorillard, Inc.	7,006,226
29,700	McCormick & Co., Inc. (Non Voting)	1,498,365
78,240	Monster Beverage Corp. *	4,474,546
477,875	PepsiCo, Inc.	30,077,452
501,837	Philip Morris International, Inc.	41,913,426
4,750	Post Holdings, Inc. *	147,915
9,500	Ralcorp Holdings, Inc. *	708,700
135,100	Reynolds American, Inc.	5,664,743

	Total Food, Beverage & Tobacco	158,364,801

4	See accompanying notes to the financial statements.

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Health Care Equipment & Services — 7.0%
79,500	Aetna, Inc.	3,717,420
46,700	AmerisourceBergen Corp.	1,744,245
118,200	Baxter International, Inc.	6,870,966
42,600	Becton, Dickinson and Co.	3,246,972
50,400	Cardinal Health, Inc.	2,094,120
29,300	CareFusion Corp. *	756,233
36,380	Cerner Corp. *	2,685,935
18,500	Cigna Corp.	816,035
34,400	Coventry Health Care, Inc. *	1,124,536
43,200	Covidien Plc	2,257,200
16,570	CR Bard, Inc.	1,551,283
15,000	DENTSPLY International, Inc.	580,200
14,760	Edwards Lifesciences Corp. *	1,079,399
100,450	Express Scripts, Inc. *	5,356,999
7,300	Gen-Probe, Inc. *	498,444
13,600	Henry Schein, Inc. *	1,006,672
39,000	Humana, Inc.	3,396,900
13,500	Idexx Laboratories, Inc. *	1,157,625
8,410	Intuitive Surgical, Inc. *	4,302,724
18,800	Laboratory Corp. of America Holdings *	1,689,932
20,300	Lincare Holdings, Inc.	545,258
31,500	McKesson Corp.	2,630,565
8,200	Mednax, Inc. *	609,998
312,800	Medtronic, Inc.	11,923,936
15,800	Patterson Cos., Inc.	504,336
9,700	Quality Systems, Inc.	415,839
23,300	Quest Diagnostics, Inc.	1,352,565
20,300	ResMed, Inc. *	594,790
57,000	Stryker Corp.	3,057,480
51,700	St Jude Medical, Inc.	2,177,604
329,974	UnitedHealth Group, Inc.	18,396,051
17,500	Varian Medical Systems, Inc. *	1,141,875

See accompanying notes to the financial statements.	5

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Health Care Equipment & Services — continued
87,800	WellPoint, Inc.	5,762,314
60,625	Zimmer Holdings, Inc. *	3,682,969

	Total Health Care Equipment & Services	98,729,420

	Household & Personal Products — 5.6%
58,700	Avon Products, Inc.	1,097,103
43,900	Church & Dwight Co., Inc.	2,095,786
30,073	Clorox Co.	2,033,236
165,900	Colgate–Palmolive Co.	15,458,562
100,660	Estee Lauder Cos., Inc. (The) -Class A	5,892,636
52,800	Herbalife Ltd.	3,495,888
90,300	Kimberly–Clark Corp.	6,581,064
12,300	Nu Skin Enterprises, Inc.-Class A	710,448
611,000	Procter & Gamble Co. (The)	41,254,720

	Total Household & Personal Products	78,619,443

	Insurance — 1.0%
1,700	American National Insurance Co.	122,570
34,000	Aon Corp.	1,591,540
28,200	Assurant, Inc.	1,197,654
5,000	Endurance Specialty Holdings Ltd.	192,300
167,800	Genworth Financial, Inc.-Class A *	1,525,302
52,900	Hartford Financial Services Group, Inc. (The)	1,095,559
31,200	Prudential Financial, Inc.	1,908,192
102,300	Travelers Cos., Inc. (The)	5,930,331

	Total Insurance	13,563,448

	Materials — 0.4%
53,900	Ecolab, Inc.	3,234,000
26,306	Schweitzer-Mauduit International, Inc.	1,842,735
14,700	Sigma–Aldrich Corp.	1,055,313

	Total Materials	6,132,048

6	See accompanying notes to the financial statements.

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Media — 0.6%
55,100	CBS Corp.-Class B (Non Voting)	1,647,490
26,200	Charter Communications, Inc.-Class A *	1,661,342
62,600	DISH Network Corp.-Class A	1,826,042
55,300	Gannett Co., Inc.	820,652
28,700	Lamar Advertising Co.-Class A *	938,490
36,400	McGraw-Hill Cos., Inc. (The)	1,694,056

	Total Media	8,588,072

	Pharmaceuticals, Biotechnology & Life Sciences — 17.4%
562,700	Abbott Laboratories	31,854,447
55,900	Allergan, Inc.	5,008,081
210,800	Amgen, Inc.	14,323,860
57,000	Biogen Idec, Inc. *	6,638,790
445,000	Bristol–Myers Squibb Co.	14,315,650
22,000	Celgene Corp. *	1,613,150
496,300	Eli Lilly & Co.	19,474,812
32,400	Endo Pharmaceuticals Holdings, Inc. *	1,201,068
99,500	Forest Laboratories, Inc. *	3,235,740
153,800	Gilead Sciences, Inc. *	6,997,900
585,300	Johnson & Johnson	38,091,324
3,900	Medicis Pharmaceutical Corp.-Class A	136,266
1,143,862	Merck & Co., Inc.	43,661,213
4,530	Mettler-Toledo International, Inc. *	816,668
7,100	Perrigo Co.	731,726
2,625,436	Pfizer, Inc.	55,396,700
7,500	Techne Corp.	536,925
14,800	Waters Corp. *	1,326,080

	Total Pharmaceuticals, Biotechnology & Life Sciences	245,360,400

	Retailing — 3.4%
26,300	Advance Auto Parts, Inc.	2,245,231
17,650	Amazon.com, Inc. *	3,171,529
41,300	AutoNation, Inc. *	1,407,504

See accompanying notes to the financial statements.	7

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Retailing — continued
4,634	AutoZone, Inc. *	1,735,340
97,000	Best Buy Co., Inc.	2,395,900
11,700	Chico’s FAS, Inc.	175,617
44,900	Dollar Tree, Inc. *	3,974,099
24,100	Expedia, Inc.	820,605
35,300	Family Dollar Stores, Inc.	1,905,847
42,400	GameStop Corp.-Class A	965,872
32,600	Genuine Parts Co.	2,043,368
20,600	J.C. Penney Co., Inc.	815,760
86,800	Liberty Media Corp.-Interactive-Class A *	1,628,368
115,200	Lowe’s Cos., Inc.	3,269,376
87,300	Ross Stores, Inc.	4,655,709
18,200	Sears Holdings Corp. *	1,267,812
94,300	Target Corp	5,345,867
290,600	TJX Cos., Inc. (The)	10,638,866

	Total Retailing	48,462,670

	Semiconductors & Semiconductor Equipment — 0.7%
186,900	Intel Corp.	5,023,872
143,600	Texas Instruments, Inc.	4,789,060

	Total Semiconductors & Semiconductor Equipment	9,812,932

	Software & Services — 23.1%
238,100	Accenture Plc.-Class A	14,176,474
50,400	Adobe Systems, Inc. *	1,657,656
8,240	Alliance Data Systems Corp. *	1,000,006
51,100	Amdocs Ltd. *	1,567,237
15,500	Ansys, Inc. *	979,290
83,500	Automatic Data Processing, Inc.	4,535,720
42,700	BMC Software, Inc. *	1,598,688
28,800	Citrix Systems, Inc. *	2,152,512
54,500	Cognizant Technology Solutions Corp.-Class A *	3,866,775
194,200	eBay, Inc. *	6,940,708

8	See accompanying notes to the financial statements.

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Software & Services — continued
11,000	Factset Research Systems, Inc.	961,400
18,300	Global Payments, Inc.	944,646
97,560	Google, Inc.-Class A *	60,316,470
14,200	IAC/InterActiveCorp	647,520
28,200	Informatica Corp. *	1,386,312
301,583	International Business Machines Corp.	59,330,424
66,400	Intuit, Inc.	3,840,576
23,600	Jack Henry & Associates, Inc.	796,264
29,060	MasterCard, Inc.-Class A	12,205,200
18,700	Micros Systems, Inc. *	971,091
2,431,457	Microsoft Corp.	77,174,445
1,818,930	Oracle Corp.	53,240,081
80,300	Paychex, Inc.	2,513,390
13,000	Quest Software, Inc. *	260,260
131,400	Symantec Corp. *	2,344,176
5,100	Syntel, Inc.	261,120
39,400	Total System Services, Inc.	862,072
75,570	Visa, Inc.-Class A	8,794,081

	Total Software & Services	325,324,594

	Technology Hardware & Equipment — 7.4%
79,170	Apple, Inc. *	42,944,974
20,000	Arrow Electronics, Inc. *	803,000
190,134	Cisco Systems, Inc.	3,779,864
394,206	Dell, Inc. *	6,819,764
23,200	Harris Corp.	1,012,216
746,945	Hewlett-Packard Co.	18,905,178
59,800	Ingram Micro, Inc.-Class A *	1,143,974
371,300	Qualcomm, Inc.	23,087,434
65,300	Seagate Technology Plc	1,714,778
5,500	Tech Data Corp. *	294,140
83,755	Western Digital Corp. *	3,287,383

	Total Technology Hardware & Equipment	103,792,705

See accompanying notes to the financial statements.	9

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Telecommunication Services — 1.3%
212,100	AT&T, Inc.	6,488,139
41,500	Level 3 Communications, Inc. *	1,008,865
418,200	Sprint Nextel Corp. *	1,032,954
259,522	Verizon Communications, Inc.	9,890,383

	Total Telecommunication Services	18,420,341

	Transportation — 0.2%
36,400	CH Robinson Worldwide, Inc.	2,408,588

	Utilities — 0.5%
24,200	Constellation Energy Group, Inc.	877,492
41,400	Dominion Resources, Inc./Virginia	2,089,458
45,500	FirstEnergy Corp.	2,015,195
49,000	Southern Co.	2,165,310

	Total Utilities	7,147,455

	TOTAL COMMON STOCKS (COST $1,157,046,915)	1,376,416,034

	INVESTMENT FUNDS — 1.0%

131,100	Health Care Select Sector SPDR Fund (a)	4,743,198
73,501	SPDR S&P 500 ETF Trust (b)	10,060,082

	TOTAL INVESTMENT FUNDS (COST $13,935,457)	14,803,280

	MUTUAL FUNDS — 0.9%

	Affiliated Issuers — 0.9%
516,581	GMO U.S. Treasury Fund	12,914,546

	TOTAL MUTUAL FUNDS (COST $12,914,546)	12,914,546

10	See accompanying notes to the financial statements.

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.2%

	Money Market Funds — 0.2%
2,185,938	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (c)	2,185,938

	TOTAL SHORT-TERM INVESTMENTS (COST $2,185,938)	2,185,938

	TOTAL INVESTMENTS — 99.8% (Cost $1,186,082,856)	1,406,319,798
	Other Assets and Liabilities (net) — 0.2%	2,187,915

	TOTAL NET ASSETS — 100.0%	$1,408,507,713

A summary of outstanding financial instruments at February 29, 2012 is as follows:

Swap Agreements

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Receives	Fund (Pays)/ Receives	Net Unrealized Appreciation/ (Depreciation)
2,288,079	USD	7/19/2012	Deutsche Bank AG	35% of notional amount	Return on Sears Holding Corp	$648,202

				Premiums to (Pay) Receive		$—

As of February 29, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.	11

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Notes to Schedule of Investments:

ETF - Exchange-Traded Fund

SPDR - Standard and Poor’s Depositary Receipt

*	Non-income producing security.

(a)	Represents an investment to equitize cash. The Health Care Select Sector SPDR Fund prospectus states that the Fund seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Health Care Select Sector Index.

(b)

Represents an investment to equitize cash. The SPDR S&P 500 ETF Trust prospectus states that the Trust intends to provide investment results that, before expenses, generally correspond to the price and yield performance of the S&P 500 Index.

(c)	The rate disclosed is the 7 day net yield as of February 29, 2012. Note: Yield rounds to 0.00%.

Currency Abbreviations:

USD - United States Dollar

12	See accompanying notes to the financial statements.

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments in unaffiliated issuers, at value (cost $1,173,168,310) (Note 2)	$1,393,405,252
Investments in affiliated issuers, at value (cost $12,914,546) (Notes 2 and 10)	12,914,546
Receivable for investments sold	383,703
Receivable for Fund shares sold	55,646
Dividends receivable	3,467,658
Receivable for open swap contracts (Note 4)	648,202
Receivable for expenses reimbursed by Manager (Note 5)	20,706

Total assets	1,410,895,713

Liabilities:
Payable for investments purchased	388,221
Payable for Fund shares repurchased	1,453,737
Payable to affiliate for (Note 5):
Management fee	342,813
Shareholder service fee	82,254
Administration fee – Class M	193
Trustees and Trust Officers or agents unaffiliated with the Manager	3,648
Payable for 12b-1 fee – Class M	491
Accrued expenses	116,643

Total liabilities	2,388,000

Net assets	$1,408,507,713

See accompanying notes to the financial statements.	13

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012 — (Continued)

Net assets consist of:
Paid-in capital	$1,891,412,736
Accumulated undistributed net investment income	4,313,110
Accumulated net realized loss	(708,103,277)
Net unrealized appreciation	220,885,144

$1,408,507,713

Net assets attributable to:
Class III shares	$259,750,782

Class IV shares	$52,486,415

Class VI shares	$1,095,053,359

Class M shares	$1,217,157

Shares outstanding:
Class III	19,887,750

Class IV	4,025,921

Class VI	84,079,750

Class M	93,252

Net asset value per share:
Class III	$13.06

Class IV	$13.04

Class VI	$13.02

Class M	$13.05

14	See accompanying notes to the financial statements.

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Dividends from unaffiliated issuers (net of withholding taxes $34,343)	$33,372,644
Dividends from affiliated issuers (Note 10)	7,522
Interest	1,030

Total investment income	33,381,196

Expenses:
Management fee (Note 5)	4,510,656
Shareholder service fee – Class III (Note 5)	444,002
Shareholder service fee – Class IV (Note 5)	65,828
Shareholder service fee – Class VI (Note 5)	600,634
12b-1 fee – Class M (Note 5)	2,899
Administration fee – Class M (Note 5)	2,319
Custodian, fund accounting agent and transfer agent fees	235,392
Audit and tax fees	66,675
Legal fees	45,069
Registration fees	33,591
Trustees fees and related expenses (Note 5)	23,280
Miscellaneous	35,102

Total expenses	6,065,447
Fees and expenses reimbursed by Manager (Note 5)	(397,915)
Expense reductions (Note 2)	(237)

Net expenses	5,667,295

Net investment income (loss)	27,713,901

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	117,257,733
Investments in affiliated issuers	(9,454)
Realized gains distributions from affiliated issuers (Note 10)	4,822
Futures contracts	(665,100)
Swap contracts	(1,375,473)

Net realized gain (loss)	115,212,528

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(7,019,590)
Swap contracts	1,252,268

Net unrealized gain (loss)	(5,767,322)

Net realized and unrealized gain (loss)	109,445,206

Net increase (decrease) in net assets resulting from operations	$137,159,107

See accompanying notes to the financial statements.	15

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$27,713,901	$31,620,885
Net realized gain (loss)	115,212,528	38,243,288
Change in net unrealized appreciation (depreciation)	(5,767,322)	159,934,405

Net increase (decrease) in net assets from operations	137,159,107	229,798,578

Distributions to shareholders from:
Net investment income
Class III	(5,866,177)	(7,688,037)
Class IV	(1,207,320)	(3,460,876)
Class VI	(22,618,517)	(18,917,318)
Class M	(19,394)	(15,852)

Total distributions from net investment income	(29,711,408)	(30,082,083)

Net share transactions (Note 9):
Class III	(154,887,709)	(177,852,017)
Class IV	(115,954,750)	(250,904,445)
Class VI	(116,342,003)	(87,292,204)
Class M	(78,666)	(235,395)

Increase (decrease) in net assets resulting from net share transactions	(387,263,128)	(516,284,061)

Total increase (decrease) in net assets	(279,815,429)	(316,567,566)

Net assets:
Beginning of period	1,688,323,142	2,004,890,708

End of period (including accumulated undistributed net investment income of $4,313,110 and $7,652,230, respectively)	$1,408,507,713	$1,688,323,142

16	See accompanying notes to the financial statements.

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010	2009	2008
Net asset value, beginning of period	$12.00		$10.57		$7.65	$12.05	$14.77

Income (loss) from investment operations:
Net investment income (loss)†	0.22		0.18		0.17	0.18	0.22
Net realized and unrealized gain (loss)	1.08		1.43		2.93	(4.40)	(1.10)

Total from investment operations	1.30		1.61		3.10	(4.22)	(0.88)

Less distributions to shareholders:
From net investment income	(0.24)		(0.18)		(0.18)	(0.18)	(0.25)
From net realized gains	—		—		—	—	(1.59)

Total distributions	(0.24)		(0.18)		(0.18)	(0.18)	(1.84)

Net asset value, end of period	$13.06		$12.00		$10.57	$7.65	$12.05

Total Return(a)	11.00%		15.42%		40.85%	(35.39)%	(7.33)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$259,751		$393,523		$519,309	$509,120	$1,131,800
Net expenses to average daily net assets(b)	0.46	%(c)	0.46	%(c)	0.46%	0.46%	0.46%
Net investment income (loss) to average daily net assets	1.82%		1.68%		1.73%	1.70%	1.55%
Portfolio turnover rate	61%		96%		52%	62%	71%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.03%		0.03%		0.03%	0.02%	0.02%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	17

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)

(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010	2009	2008
Net asset value, beginning of period	$11.98		$10.55		$7.63	$12.02	$14.75

Income (loss) from investment operations:
Net investment income (loss)†	0.22		0.18		0.17	0.19	0.22
Net realized and unrealized gain (loss)	1.08		1.43		2.93	(4.39)	(1.10)

Total from investment operations	1.30		1.61		3.10	(4.20)	(0.88)

Less distributions to shareholders:
From net investment income	(0.24)		(0.18)		(0.18)	(0.19)	(0.26)
From net realized gains	—		—		—	—	(1.59)

Total distributions	(0.24)		(0.18)		(0.18)	(0.19)	(1.85)

Net asset value, end of period	$13.04		$11.98		$10.55	$7.63	$12.02

Total Return(a)	11.05%		15.47%		41.04%	(35.36)%	(7.36)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$52,486		$163,627		$415,267	$286,333	$478,084
Net expenses to average daily net assets(b)	0.41	%(c)	0.41	%(c)	0.41%	0.41%	0.41%
Net investment income (loss) to average daily net assets	1.88%		1.68%		1.76%	1.78%	1.57%
Portfolio turnover rate	61%		96%		52%	62%	71%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.03%		0.03%		0.03%	0.02%	0.02%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.

18	See accompanying notes to the financial statements.

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)

(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010	2009	2008
Net asset value, beginning of period	$11.97		$10.54		$7.63	$12.02	$14.75

Income (loss) from investment operations:
Net investment income (loss)†	0.23		0.20		0.17	0.19	0.23
Net realized and unrealized gain (loss)	1.07		1.42		2.93	(4.38)	(1.11)

Total from investment operations	1.30		1.62		3.10	(4.19)	(0.88)

Less distributions to shareholders:
From net investment income	(0.25)		(0.19)		(0.19)	(0.20)	(0.26)
From net realized gains	—		—		—	—	(1.59)

Total distributions	(0.25)		(0.19)		(0.19)	(0.20)	(1.85)

Net asset value, end of period	$13.02		$11.97		$10.54	$7.63	$12.02

Total Return(a)	11.06%		15.59%		40.96%	(35.33)%	(7.32)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,095,053		$1,129,978		$1,069,030	$858,170	$2,031,659
Net expenses to average daily net assets(b)	0.37	%(c)	0.37	%(c)	0.37%	0.37%	0.37%
Net investment income (loss) to average daily net assets	1.93%		1.80%		1.80%	1.78%	1.63%
Portfolio turnover rate	61%		96%		52%	62%	71%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.03%		0.03%		0.03%	0.02%	0.02%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	19

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)

(For a Class M share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010	2009	2008
Net asset value, beginning of period	$12.00		$10.57		$7.65	$12.03	$14.75

Income (loss) from investment operations:
Net investment income (loss)†	0.18		0.15		0.14	0.15	0.18
Net realized and unrealized gain (loss)	1.07		1.43		2.94	(4.40)	(1.11)

Total from investment operations	1.25		1.58		3.08	(4.25)	(0.93)

Less distributions to shareholders:
From net investment income	(0.20)		(0.15)		(0.16)	(0.13)	(0.20)
From net realized gains	—		—		—	—	(1.59)

Total distributions	(0.20)		(0.15)		(0.16)	(0.13)	(1.79)

Net asset value, end of period	$13.05		$12.00		$10.57	$7.65	$12.03

Total Return(a)	10.60%		15.08%		40.51%	(35.61)%	(7.64)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,217		$1,195		$1,285	$1,786	$56,422
Net expenses to average daily net assets(b)	0.76	%(c)	0.76	%(c)	0.76%	0.76%	0.76%
Net investment income (loss) to average daily net assets	1.53%		1.40%		1.51%	1.29%	1.23%
Portfolio turnover rate	61%		96%		52%	62%	71%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.03%		0.03%		0.03%	0.02%	0.02%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.

20	See accompanying notes to the financial statements.

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO U.S. Core Equity Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks high total return. The Manager seeks to achieve the Fund’s investment objective by investing in equities or groups of equities that the Manager believes will provide higher returns than the S&P 500 Index.

The Manager uses active investment management methods, which means that equities are bought and sold according to the Manager’s evaluation of companies’ published financial information, securities’ prices, equity and bond markets, and the overall economy.

In selecting equities for the Fund, the Manager may use a combination of quantitative and qualitative investment methods to identify equities that the Manager believes present positive return potential relative to other equities. Some of these methods evaluate individual equities or a group of equities (e.g., equities of companies in a particular industry) based on the ratio of their price to historical financial information, including book value, cash flow and earnings, and forecasted financial information provided by industry analysts. The Manager may compare these ratios to industry or market averages in assessing the relative attractiveness of an equity or a group of equities. Other methods used by the Manager focus on evaluating patterns of price movement or volatility of an equity or group of equities relative to the Fund’s investment universe. The Manager also may adjust the Fund’s portfolio for factors such as position size, industry and sector exposure, and market capitalization.

As a substitute for direct investments in equities, the Manager may use exchange-traded and over-the-counter (“OTC”) derivatives. The Manager also may use derivatives: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund’s investment exposure; and (iii) to effect transactions intended as substitutes for securities lending. Derivatives used may include futures, options and swap contracts. In addition, the Fund may lend its portfolio securities.

Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds (the “underlying funds”) or derivatives) at least 80% of its assets in equity investments tied economically to the U.S. The terms “equities” and “equity investments” refer to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities and depositary receipts.

21

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

For cash management purposes, the Fund may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund normally does not take temporary defensive positions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

Throughout the year ended February 29, 2012, the Fund had four classes of shares outstanding: Class III, Class IV, Class VI, and Class M. Class M shares bear an administration fee and a 12b-1 fee while Classes III, IV and VI bear a shareholder service fee (See Note 5). The principal economic difference among the classes of shares is the type and level of fees they bear.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation”

22

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

23

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Common Stocks	$1,376,416,034	$—	$—	$1,376,416,034
Investment Funds	14,803,280	—	—	14,803,280
Mutual Funds	12,914,546	—	—	12,914,546
Short-Term Investments	2,185,938	—	—	2,185,938

Total Investments	1,406,319,798	—	—	1,406,319,798

Derivatives *
Swap Agreements
Equity Risk	—	648,202	—	648,202

Total	$1,406,319,798	$648,202	$—	$1,406,968,000

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

All of the Fund’s common stocks held at year end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

On both February 29, 2012 and February 28, 2011, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

24

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes.

The Fund’s policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, losses on wash sale transactions and post-October capital losses.

The tax character of distributions declared to shareholders is as follows:

	February 29, 2012	February 28, 2011
Ordinary income (including any net short-term capital gain)	$29,711,408	$30,082,083

Total distributions	$29,711,408	$30,082,083

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

25

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

As of February 29, 2012, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$4,572,207
Other Tax Attributes:
Capital loss carryforwards	$(653,864,502)
Post-October capital loss deferral	$(3,627,963)

As of February 29, 2012, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Due to recent tax law changes, net capital losses recognized in taxable years beginning after February 28, 2011 shall be carried forward indefinitely and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses realized in years beginning prior to February 28, 2011. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Utilization of the capital loss carryforwards, post-October capital losses, and losses realized subsequent to February 29, 2012, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Fund’s capital loss carryforwards expire as follows:

	Short-Term	Long-Term	Total
February 28, 2017	$(142,459,971)	Not Applicable	$(142,459,971)
February 28, 2018	(511,404,531)	Not Applicable	(511,404,531)

Total	$(653,864,502)	Not Applicable	$(653,864,502)

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,236,693,667	$181,365,677	$(11,739,546)	$169,626,131

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of

26

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2009 through February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, 12b-1 and administration fees, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (See Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Selected risks of investing in the Fund are

27

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk and counterparty risk.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Leveraging Risk – The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held

28

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Focused Investment Risk — Focusing investments in sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).

29

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposure in excess of its net assets.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

30

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures

31

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 29, 2012, the Fund used futures contracts to maintain the diversity and liquidity of the portfolio. The Fund had no futures contracts outstanding at the end of the year.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the year.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the year.

32

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses in the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with

33

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 29, 2012, the Fund used total return swap agreements to achieve returns comparable

34

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

to holding and lending a direct equity position. Swap agreements outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the year.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on swap agreements	$—	$—	$—	$648,202	$—	$648,202

Total	$—	$—	$—	$648,202	$—	$648,202

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Futures contracts	$—	$—	$—	$(665,100)	$—	$(665,100)
Swap agreements	—	—	—	(1,375,473)	—	(1,375,473)

Total	$—	$—	$—	$(2,040,573)	$—	$(2,040,573)

Change in Unrealized Appreciation (Depreciation) on:
Swap agreements	$—	$—	$—	$1,252,268	$—	$1,252,268

Total	$—	$—	$—	$1,252,268	$—	$1,252,268

35

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

^	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (futures contracts) or notional amounts (swap agreements) outstanding at each month-end, was as follows for the year ended February 29, 2012.

	Futures contracts		Swap agreements
Average amount outstanding	$527,757	*	$3,257,017

*	During the period ended February 29, 2012, the Fund did not hold futures contracts at any month-end, therefore, the average amount outstanding was calculated using daily outstanding absolute values.

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.31% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares, 0.10% for Class IV shares and 0.055% for Class VI shares.

Holders of Class M shares of the Fund pay GMO an administration fee for support services provided to Class M shareholders. That fee is paid monthly at the annual rate of 0.20% of the average daily net assets of Class M shares. Pursuant to a Rule 12b-1 distribution and service plan adopted by the Fund, holders of Class M shares of the Fund may pay a fee, at the annual rate of up to 1.00% of average daily net assets of Class M shares, for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund and/or the provision of services to Class M shareholders. The Trustees currently limit payments on Class M shares to 0.25% of the Fund’s average daily net assets of Class M shares.

The Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including shareholder service fees and certain other expenses) exceeds 0.31% of the Fund’s average daily

36

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

net assets. In addition, the Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover specified costs that the Fund may incur as a result of investing in U.S. Treasury Fund. These agreements will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $23,280 and $10,796, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2012, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
< 0.001%	0.000%	< 0.001%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2012 aggregated $887,468,790 and $1,272,029,665, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, 51.42% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund’s outstanding shares. One of the shareholders is another fund of the Trust. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, 0.02% of the Fund’s shares were held by senior management of the Manager and GMO Trust officers and 61.37% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

37

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class III:	Shares	Amount	Shares	Amount
Shares sold	2,350,056	$28,582,401	1,742,656	$18,918,171
Shares issued to shareholders in reinvestment of distributions	429,521	5,137,258	607,138	6,494,451
Shares repurchased	(15,677,019)	(188,607,368)	(18,693,019)	(203,264,639)

Net increase (decrease)	(12,897,442)	$(154,887,709)	(16,343,225)	$(177,852,017)

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class IV:	Shares	Amount	Shares	Amount
Shares sold	18,897	$216,562	—	$—
Shares issued to shareholders in reinvestment of distributions	101,220	1,207,320	294,993	3,208,274
Shares repurchased	(9,750,350)	(117,378,632)	(26,016,665)	(254,112,719)

Net increase (decrease)	(9,630,233)	$(115,954,750)	(25,721,672)	$(250,904,445)

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class VI:	Shares	Amount	Shares	Amount
Shares sold	18,424,935	$219,947,887	19,230,775	$200,810,712
Shares issued to shareholders in reinvestment of distributions	1,896,439	22,618,517	1,768,755	18,917,318
Shares repurchased	(30,626,365)	(358,908,407)	(28,000,574)	(307,020,234)

Net increase (decrease)	(10,304,991)	$(116,342,003)	(7,001,044)	$(87,292,204)

38

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class M:	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued to shareholders in reinvestment of distributions	1,623	19,394	1,484	15,851
Shares repurchased	(7,948)	(98,060)	(23,519)	(251,246)

Net increase (decrease)	(6,325)	$(78,666)	(22,035)	$(235,395)

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO U.S. Treasury Fund	$23,221,000	$225,362,004	$235,659,004	$7,522	$4,822	$12,914,546

39

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO U.S. Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Core Equity Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

40

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, distribution (12b-1) and/or administration fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

41

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *

Class III
1) Actual	0.46%	$1,000.00	$1,128.00	$2.43
2) Hypothetical	0.46%	$1,000.00	$1,022.58	$2.31

Class IV
1) Actual	0.41%	$1,000.00	$1,128.60	$2.17
2) Hypothetical	0.41%	$1,000.00	$1,022.82	$2.06

Class VI
1) Actual	0.37%	$1,000.00	$1,000.10	$1.96
2) Hypothetical	0.37%	$1,000.00	$1,023.02	$1.86

Class M
1) Actual	0.76%	$1,000.00	$1,000.40	$4.02
2) Hypothetical	0.76%	$1,000.00	$1,021.08	$3.82

*	Expenses are calculated using each Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

42

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 qualified for the dividends-received deduction.

43

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

44

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

45

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011– present); Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.
[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

46

Other Officers: — (Continued)
Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel
(January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President – Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 – present), Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

47

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).
Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

48

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO U.S. Equity Allocation Fund returned +12.8% for the fiscal year ended February 29, 2012, as compared with +4.4% for the Russell 3000 Index.

Underlying fund implementation was positive, adding 7.8% to relative performance, as GMO U.S. Core Equity Fund and GMO Quality Fund outperformed their respective benchmarks during the period.

Asset allocation added 0.5% to relative performance, as the overweight of large cap stocks helped performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in

GMO U.S. Equity Allocation Fund Class III Shares and the Russell 3000 Index

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2012. All information is unaudited.

*	Russell 3000 ++ Index represents the S&P 500 Index prior to February 28, 2003 and the Russell 3000 Index thereafter.

Russell Investments is the source and owner of the Russell index data contained or reflected in this material and all trademarks and copyrights related thereto. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is GMO’s presentation of the data. Russell Investment Group is not responsible for the formatting or configuration of this material or for any inaccuracy in GMO’s presentation thereof.

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	99.7%
Short-Term Investments	2.2
Investment Funds	0.5
Swap Agreements	0.0 ^
Other	(2.4)

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

^	Rounds to 0.0%.

1

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Shares / Par Value ($)	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
1,401,295	GMO Quality Fund, Class VI	32,804,306
2,379,910	GMO U.S. Core Equity Fund, Class VI	30,986,422
167,705	GMO U.S. Small/Mid Cap Fund, Class III	1,427,171

	TOTAL MUTUAL FUNDS (COST $47,277,210)	65,217,899

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
19,302	State Street Eurodollar Time Deposit, 0.01%, due 03/01/12	19,302

	TOTAL SHORT-TERM INVESTMENTS (COST $19,302)	19,302

	TOTAL INVESTMENTS — 100.0% (Cost $47,296,512)	65,237,201
	Other Assets and Liabilities (net) — (0.0%)	(24,471)

	TOTAL NET ASSETS — 100.0%	$65,212,730

2	See accompanying notes to the financial statements.

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments in affiliated issuers, at value (cost $47,277,210) (Notes 2 and 10)	$65,217,899
Investments in unaffiliated issuers, at value (cost $19,302) (Note 2)	19,302
Receivable for expenses reimbursed by Manager (Note 5)	1,131

Total assets	65,238,332

Liabilities:
Payable to affiliate for (Note 5):
Trustees and Trust Officers or agents unaffiliated with the Manager	119
Accrued expenses	25,483

Total liabilities	25,602

Net assets	$65,212,730

Net assets consist of:
Paid-in capital	$61,074,681
Accumulated undistributed net investment income	293,747
Accumulated net realized loss	(14,096,387)
Net unrealized appreciation	17,940,689

$65,212,730

Net assets attributable to:
Class III shares	$65,212,730

Shares outstanding:
Class III	2,329,429

Net asset value per share:
Class III	$28.00

See accompanying notes to the financial statements.	3

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Dividends from affiliated issuers (Note 10)	$1,481,533
Interest	5

Total investment income	1,481,538

Expenses:
Audit and tax fees	24,291
Custodian, fund accounting agent and transfer agent fees	12,704
Registration fees	6,249
Legal fees	2,020
Trustees fees and related expenses (Note 5)	1,147
Miscellaneous	9,023

Total expenses	55,434
Fees and expenses reimbursed by Manager (Note 5)	(53,602)
Expense reductions (Note 2)	(2)

Net expenses	1,830

Net investment income (loss)	1,479,708

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	3,146,106
Realized gains distributions from affiliated issuers (Note 10)	470,408

Net realized gain (loss)	3,616,514

Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	3,399,320

Net realized and unrealized gain (loss)	7,015,834

Net increase (decrease) in net assets resulting from operations	$8,495,542

4	See accompanying notes to the financial statements.

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,479,708	$2,161,519
Net realized gain (loss)	3,616,514	(8,686,789)
Change in net unrealized appreciation (depreciation)	3,399,320	22,834,512

Net increase (decrease) in net assets from operations	8,495,542	16,309,242

Distributions to shareholders from:
Net investment income
Class III	(2,200,232)	(2,513,176)
Net share transactions (Note 9):
Class III	(37,005,726)	(46,437,467)

Total increase (decrease) in net assets	(30,710,416)	(32,641,401)
Net assets:
Beginning of period	95,923,146	128,564,547

End of period (including accumulated undistributed net investment income of $293,747 and $759,077, respectively)	$65,212,730	$95,923,146

See accompanying notes to the financial statements.	5

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2012	2011(a)	2010(a)	2009(a)	2008(a)
Net asset value, beginning of period	$25.51	$22.80	$16.55	$25.55	$31.90

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.51	0.43	0.40	0.45	0.55
Net realized and unrealized gain (loss)	2.71	2.73	6.05	(8.50)	(2.10)

Total from investment operations	3.22	3.16	6.45	(8.05)	(1.55)

Less distributions to shareholders:
From net investment income	(0.73)	(0.45)	(0.20)	(0.40)	(1.60)
From net realized gains	—	—	—	(0.55)	(3.20)

Total distributions	(0.73)	(0.45)	(0.20)	(0.95)	(4.80)

Net asset value, end of period	$28.00	$25.51	$22.80	$16.55	$25.55

Total Return(c)	12.83%	14.13%	38.94%	(32.42)%	(6.43)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$65,213	$95,923	$128,565	$69,415	$95,067
Net expenses to average daily net assets(d)(e)(f)	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income (loss) to average daily net assets(b)	1.99%	1.86%	1.99%	1.94%	1.78%
Portfolio turnover rate	12%	7%	2%	39%	26%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.07%	0.06%	0.05%	0.06%	0.04%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	—	—	$0.00 (g)	$0.00 (g)	$0.00 (g)

(a)	Per share amounts were adjusted to reflect a 1:5 reverse stock split effective November 15, 2010.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Net expenses to average daily net assets were less than 0.01%.
(f)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(g)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

6	See accompanying notes to the financial statements.

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO U.S. Equity Allocation Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks total return greater than that of its benchmark, the Russell 3000 Index. The Fund is a fund of funds and invests primarily in shares of the GMO U.S. Equity Funds. The Fund also may invest in shares of GMO Flexible Equities Fund (GMO Funds in which the Fund invests are collectively referred to as “underlying funds”). In addition, the Fund may hold securities directly. The Fund primarily seeks exposure to U.S. equity investments (which may include both growth and value style equities and equities of any market capitalization). The Fund also may have exposure to foreign equity investments. Under normal circumstances, the Fund invests (including through investment in the underlying funds) at least 80% of its assets in equity investments tied economically to the U.S. The term “equity investments” refers to direct and indirect (e.g., through the underlying funds) investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities and depositary receipts.

The Manager uses multi-year forecasts of relative value and risk among major sectors in the U.S. equity market (large-cap value, large-cap growth, large-cap core, small- and mid-cap value, small- and mid-cap growth and real estate/REIT) to select the underlying funds in which the Fund invests and to decide how much to invest in each. The Manager changes the Fund’s holdings of underlying funds in response to changes in its investment outlook and market valuations and may use redemption/purchase activity to rebalance the Fund’s investments.

For cash management purposes, the Fund may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund normally does not take temporary defensive positions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO’s website at www.gmo.com.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in

7

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows: Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.

The foregoing pricing methodologies are modified for the fair value of equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE” ) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund, either directly or through investments in the underlying funds, that were valued using fair value prices obtained from an independent pricing service as of February 29, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below and as described in the disclosures of the underlying funds.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	8.3%

8

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

9

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds	$65,217,899	$—	$—	$65,217,899
Short-Term Investments	19,302	—	—	19,302

Total Investments	65,237,201	—	—	65,237,201

Total	$65,237,201	$—	$—	$65,237,201

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

On both February 29, 2012 and February 28, 2011, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from

10

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, differing treatment of mutual fund distribution received, losses on wash sale transactions, and post-October capital losses.

The tax character of distributions declared to shareholders is as follows:

	February 29, 2012	February 28, 2011
Ordinary income (including any net short-term capital gain)	$2,200,232	$2,513,176

Total distributions	$2,200,232	$2,513,176

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 29, 2012, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$293,748

Other Tax Attributes:
Capital loss carryforwards	$(12,525,878)
Post-October capital loss deferral	$(75,546)

As of February 29, 2012, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Due to recent tax law changes, net capital losses recognized in taxable years beginning after February 28, 2011 shall be carried forward indefinitely and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses realized in years beginning prior to February 28, 2011. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Utilization of the capital loss carryforwards, post-October capital losses, and losses realized subsequent to February 29, 2012, if any, could be subject to further limitations imposed by the Code related to share ownership activity.

11

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund’s capital loss carryforwards expire as follows:

	Short-Term	Long-Term	Total
February 28, 2017	$(4,328,424)	Not Applicable	$(4,328,424)
February 28, 2018	(176,824)	Not Applicable	(176,824)
February 28, 2019	(1,290,769)	Not Applicable	(1,290,769)
No Expiration Date	—	$(6,729,861)	(6,729,861)

Total	$(5,796,017)	$(6,729,861)	$(12,525,878)

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$48,791,474	$16,445,727	$ —	$16,445,727

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2009 through February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

12

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. The Fund and some of the underlying funds are non-diversified investment companies under the 1940 Act and therefore a decline in the market value of a particular security held by the Fund or an underlying fund may affect the Fund’s or the underlying fund’s performance more than if the Fund or the underlying fund were diversified. Selected risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If an underlying fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. An underlying fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund and the underlying funds normally do not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

13

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these

14

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Counterparty Risk — The Fund runs the risk that the counterparty to an over-the-counter (“OTC”) derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Real Estate Risk — To the extent an underlying fund concentrates its assets in real estate-related investments, the value of its portfolio is subject to factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.

• Short Sales Risk — The Fund runs the risk that an underlying fund’s loss on a short sale of securities that the underlying fund does not own is unlimited.

• Leveraging Risk — The use of derivatives and securities lending may cause the Fund’s portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

4.	Derivative financial instruments

At February 29, 2012, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.

15

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

5.	Fees and other transactions with affiliates

The Manager decides how to allocate the assets of the Fund among underlying funds. The Manager does not charge the Fund a management fee or shareholder service fee, but it receives management and shareholder service fees from the underlying funds in which the Fund invests. Because those fees vary from fund to fund, the levels of indirect net expenses set forth below are affected by the Manager’s asset allocation decisions.

The Manager has contractually agreed to reimburse the Fund in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including certain other expenses) exceeds 0.00% of the Fund’s average daily net assets. This agreement will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $1,147 and $579, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2012, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.323%	0.057%	0.380%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 29, 2012 aggregated $8,961,320 and $46,211,508, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

16

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

8.	Principal shareholders and related parties

As of February 29, 2012, 82.98% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, 0.01% of the shares of the Fund were held by senior management of the Manager and GMO Trust officers and none of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class III:	Shares	Amount	Shares*	Amount
Shares sold	107,418	$2,779,777	254,234	$5,528,576
Shares issued to shareholders in reinvestment of distributions	67,257	1,754,750	83,316	1,906,115
Shares repurchased	(1,605,752)	(41,540,253)	(2,211,666)	(53,872,158)

Net increase (decrease)	(1,431,077)	$(37,005,726)	(1,874,116)	$(46,437,467)

*	Shares were adjusted to reflect a 1:5 reverse stock split effective November 15, 2010.

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Quality Fund, Class VI	$46,703,245	$6,000,154	$24,018,377	$730,379	$—	$32,804,306
GMO U.S. Core Equity Fund, Class VI	46,968,900	1,740,119	20,519,556	740,119	—	30,986,422
GMO U.S. Small/Mid Cap Growth Fund, Class III	1,194,609	472,224	1,241,641	1,816	470,408	—
GMO U.S. Small/Mid Cap Fund, Class III	1,055,906	748,823	431,934	9,219	—	1,427,171

Totals	$95,922,660	$8,961,320	$46,211,508	$1,481,533	$470,408	$65,217,899

17

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO U.S. Equity Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Equity Allocation Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

18

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including indirect management fees, indirect shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

19

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *

Class III
1) Actual	0.38%	$1,000.00	$1,128.40	$2.01
2) Hypothetical	0.38%	$1,000.00	$1,022.97	$1.91

*	Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

20

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

For taxable, non-corporate shareholders, 67.41% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 65.68% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 qualified for the dividends-received deduction.

21

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

22

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 –present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

23

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 –present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 –present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

24

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President-Law and Clerk	Chief Legal Officer since October 2010; Vice President- Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 – present), Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

25

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

26

GMO U.S. Growth Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO U.S. Growth Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Quantitative Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO U.S. Growth Fund returned +18.4% for the fiscal year ended February 29, 2012, as compared with +7.6% for the Russell 1000 Growth Index.

Stock selection added to returns relative to the Russell 1000 Growth Index. Selections in Information Technology, Energy, and Consumer Staples were among those adding to relative returns. In terms of individual stocks, overweight positions in Apple, Monster Beverage, and Herbalife were among those adding to relative returns. Overweight positions in Netflix, Hewlett-Packard, and Google detracted from relative returns.

Sector selection also added to returns relative to the Russell 1000 Growth Index. Sector weightings positively impacting relative performance included overweight positions in Consumer Staples and Information Technology and an underweight in Energy.

Litigation proceeds received during the fiscal year had a positive impact on Fund returns, adding 524 basis points.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in

GMO U.S. Growth Fund Class III Shares and the Russell 1000 Growth Index

As of February 29, 2012

[

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2012. All information is unaudited. Performance for classes may vary due to different fees.

†	The Fund is the successor to GMO Growth Fund. Therefore, performance for the periods prior to September 16, 2005 is that of GMO Growth Fund.

Russell Investments is the source and owner of the Russell index data contained or reflected in this material and all trademarks and copyrights related thereto. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is GMO’s presentation of the data. Russell Investment Group is not responsible for the formatting or configuration of this material or for any inaccuracy in GMO’s presentation thereof.

GMO U.S. Growth Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	97.4%
Mutual Funds	3.3
Short-Term Investments	0.9
Other	(1.6)

100.0%

Industry Group Summary	% of Equity Investments*
Software & Services	20.0%
Technology Hardware & Equipment	15.8
Food, Beverage & Tobacco	15.0
Energy	6.6
Household & Personal Products	6.5
Retailing	6.4
Pharmaceuticals, Biotechnology & Life Sciences	5.2
Food & Staples Retailing	4.8
Capital Goods	3.8
Media	3.6
Consumer Services	3.4
Health Care Equipment & Services	3.1
Consumer Durables & Apparel	1.9
Telecommunication Services	1.2
Materials	1.0
Transportation	0.9
Semiconductors & Semiconductor Equipment	0.3
Diversified Financials	0.2
Automobiles & Components	0.2
Real Estate	0.1

100.0%

*	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

1

GMO U.S. Growth Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	COMMON STOCKS — 97.4%

	Automobiles & Components — 0.1%
81	Goodyear Tire & Rubber Co. (The) *	1,042
81	Tesla Motors, Inc. *	2,706

	Total Automobiles & Components	3,748

	Capital Goods — 3.7%
395	3M Co.	34,602
81	Emerson Electric Co.	4,075
50	Goodrich Corp.	6,298
29	TransDigm Group, Inc. *	3,445
447	United Technologies Corp.	37,490
81	WABCO Holdings, Inc. *	4,819

	Total Capital Goods	90,729

	Consumer Durables & Apparel — 1.8%
81	Fossil, Inc. *	9,880
192	Nike, Inc.-Class B	20,721
81	Ralph Lauren Corp.	14,072

	Total Consumer Durables & Apparel	44,673

	Consumer Services — 3.3%
211	Apollo Group, Inc.-Class A *	8,997
325	H&R Block, Inc.	5,298
163	Las Vegas Sands Corp. *	9,064
8	Marriott Vacations Worldwide Corp. *	199
541	McDonald’s Corp.	53,710
81	Royal Caribbean Cruises Ltd.	2,308
15	Yum! Brands, Inc.	994

	Total Consumer Services	80,570

2	See accompanying notes to the financial statements.

GMO U.S. Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Diversified Financials — 0.2%
4	BlackRock, Inc.	796
243	TD Ameritrade Holding Corp.	4,537

	Total Diversified Financials	5,333

	Energy — 6.5%
244	Chevron Corp.	26,625
1,092	Exxon Mobil Corp.	94,458
81	Oceaneering International, Inc.	4,396
248	Range Resources Corp.	15,793
163	Schlumberger Ltd.	12,650
81	Whiting Petroleum Corp. *	4,750

	Total Energy	158,672

	Food & Staples Retailing — 4.6%
178	Costco Wholesale Corp.	15,319
375	Kroger Co. (The)	8,921
608	Sysco Corp.	17,887
470	Walgreen Co.	15,585
843	Wal–Mart Stores, Inc.	49,805
81	Whole Foods Market, Inc.	6,540

	Total Food & Staples Retailing	114,057

	Food, Beverage & Tobacco — 14.6%
470	Altria Group, Inc.	14,147
128	Brown-Forman Corp.-Class B	10,451
349	Campbell Soup Co.	11,629
1,028	Coca-Cola Co. (The)	71,816
163	Coca-Cola Enterprises, Inc.	4,711
163	ConAgra Foods, Inc.	4,279
365	Flowers Foods, Inc.	6,986
468	General Mills, Inc.	17,929
247	Hershey Co. (The)	14,993
221	HJ Heinz Co.	11,649
406	Hormel Foods Corp.	11,559

See accompanying notes to the financial statements.	3

GMO U.S. Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Food, Beverage & Tobacco — continued
280	Kellogg Co.	14,658
293	McCormick & Co., Inc. (Non Voting)	14,782
15	Mead Johnson Nutrition Co.	1,166
356	Monster Beverage Corp. *	20,359
811	PepsiCo, Inc.	51,044
742	Philip Morris International, Inc.	61,972
325	Reynolds American, Inc.	13,627

	Total Food, Beverage & Tobacco	357,757

	Health Care Equipment & Services — 3.1%
31	Baxter International, Inc.	1,802
81	CareFusion Corp. *	2,091
72	DaVita, Inc. *	6,232
288	Express Scripts, Inc. *	15,359
81	HCA Holdings, Inc.	2,160
436	Health Management Associates, Inc.-Class A *	3,218
163	McKesson Corp.	13,612
81	Mednax, Inc. *	6,025
457	Medtronic, Inc.	17,421
81	St Jude Medical, Inc.	3,412
81	Universal Health Services, Inc.-Class B	3,613

	Total Health Care Equipment & Services	74,945

	Household & Personal Products — 6.3%
520	Avon Products, Inc.	9,719
263	Church & Dwight Co., Inc.	12,556
174	Clorox Co.	11,764
280	Colgate–Palmolive Co.	26,090
460	Estee Lauder Cos., Inc. (The),-Class A	26,928
270	Herbalife Ltd.	17,877
259	Kimberly–Clark Corp.	18,876
467	Procter & Gamble Co. (The)	31,532

	Total Household & Personal Products	155,342

4	See accompanying notes to the financial statements.

GMO U.S. Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Materials — 1.0%
81	International Flavors & Fragrances, Inc.	4,619
244	Monsanto Co.	18,881
13	Sherwin-Williams Co. (The)	1,341

	Total Materials	24,841

	Media — 3.5%
569	Cablevision Systems Corp.-Class A	8,097
163	Comcast Corp-Class A	4,789
32	DirectTV-Class A *	1,482
650	Liberty Global, Inc.-Class A *	32,617
406	Sirius XM Radio, Inc. *	917
244	Time Warner Cable, Inc.	19,359
406	Viacom, Inc.-Class B	19,334

	Total Media	86,595

	Pharmaceuticals, Biotechnology & Life Sciences — 5.1%
819	Abbott Laboratories	46,364
81	Biogen Idec, Inc. *	9,434
81	Charles River Laboratories International, Inc. *	2,846
360	Eli Lilly & Co.	14,126
77	Gilead Sciences, Inc. *	3,503
80	Illumina, Inc. *	4,100
691	Johnson & Johnson	44,970

	Total Pharmaceuticals, Biotechnology & Life Sciences	125,343

	Real Estate — 0.1%
21	American Tower Corp. REIT	1,314

	Retailing — 6.2%
235	Amazon.com, Inc. *	42,227
81	Bed Bath & Beyond, Inc. *	4,839
341	Dollar General Corp. *	14,343
176	Dollar Tree, Inc. *	15,578
72	Family Dollar Stores, Inc.	3,887

See accompanying notes to the financial statements.	5

GMO U.S. Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Retailing — continued
163	HomeAway, Inc. *	4,316
188	Home Depot, Inc.	8,943
81	Kohl’s Corp.	4,024
94	Netflix, Inc. *	10,409
54	Priceline.com, Inc. *	33,859
244	Urban Outfitters, Inc. *	6,927
81	Williams-Sonoma, Inc.	3,127

	Total Retailing	152,479

	Semiconductors & Semiconductor Equipment — 0.3%
163	First Solar, Inc. *	5,265
38	Texas Instruments, Inc.	1,267

	Total Semiconductors & Semiconductor Equipment	6,532

	Software & Services — 19.5%
244	Accenture Plc.-Class A	14,528
81	Adobe Systems, Inc. *	2,664
260	Citrix Systems, Inc. *	19,432
244	Cognizant Technology Solutions Corp.-Class A *	17,312
346	eBay, Inc. *	12,366
16	Equinix, Inc. *	2,243
163	Genpact Ltd. *	2,611
147	Google, Inc.-Class A *	90,883
422	International Business Machines Corp.	83,020
71	MasterCard, Inc.-Class A	29,820
3,340	Microsoft Corp.	106,012
2,425	Oracle Corp.	70,980
81	Teradata Corp. *	5,390
167	Visa, Inc.-Class A	19,434

	Total Software & Services	476,695

6	See accompanying notes to the financial statements.

GMO U.S. Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Technology Hardware & Equipment — 15.4%
475	Apple, Inc. *	257,659
988	EMC Corp. *	27,358
25	Itron, Inc. *	1,110
406	NetApp, Inc. *	17,458
1,178	Qualcomm, Inc.	73,248

	Total Technology Hardware & Equipment	376,833

	Telecommunication Services — 1.2%
230	Crown Castle International Corp. *	11,916
16	Level 3 Communications, Inc. *	389
244	NII Holdings, Inc. *	4,363
325	Verizon Communications, Inc.	12,386

	Total Telecommunication Services	29,054

	Transportation — 0.9%
325	Delta Air Lines, Inc. *	3,188
163	United Continental Holdings, Inc. *	3,366
196	United Parcel Service, Inc.-Class B	15,071

	Total Transportation	21,625

	TOTAL COMMON STOCKS (COST $1,928,248)	2,387,137

	MUTUAL FUNDS — 3.3%

	Affiliated Issuers — 3.3%
3,239	GMO U.S. Treasury Fund	80,973

	TOTAL MUTUAL FUNDS (COST $81,002)	80,973

See accompanying notes to the financial statements.	7

GMO U.S. Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.9%

	Money Market Funds — 0.9%
21,061	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	21,061

	TOTAL SHORT-TERM INVESTMENTS (COST $21,061)	21,061

	TOTAL INVESTMENTS — 101.6% (Cost $2,030,311)	2,489,171
	Other Assets and Liabilities (net) — (1.6%)	(39,565)

	TOTAL NET ASSETS — 100.0%	$2,449,606

Notes to Schedule of Investments:

REIT-	Real Estate Investment Trust
*	Non-income producing security.
(a)	The rate disclosed is the 7 day net yield as of February 29, 2012. Note: Yield rounds to 0.00%.

8	See accompanying notes to the financial statements.

GMO U.S. Growth Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments in unaffiliated issuers, at value (cost $1,949,309) (Note 2)	$2,408,198
Investments in affiliated issuers, at value (cost $81,002) (Notes 2 and 10)	80,973
Dividends receivable	5,383
Receivable for expenses reimbursed by Manager (Note 5)	9,802

Total assets	2,504,356

Liabilities:
Payable to affiliate for (Note 5):
Management fee	650
Shareholder service fee	244
Administration fee – Class M	92
Payable for 12b-1 fee – Class M	233
Accrued expenses	53,531

Total liabilities	54,750

Net assets	$2,449,606

Net assets consist of:
Paid-in capital	$2,408,418
Accumulated undistributed net investment income	5,032
Accumulated net realized loss	(422,704)
Net unrealized appreciation	458,860

$2,449,606

Net assets attributable to:
Class III shares	$1,848,490

Class M shares	$601,116

Shares outstanding:
Class III	90,135

Class M	29,373

Net asset value per share:
Class III	$20.51

Class M	$20.46

See accompanying notes to the financial statements.	9

GMO U.S. Growth Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Dividends from unaffiliated issuers	$43,951
Dividends from affiliated issuers (Note 10)	38

Total investment income	43,989

Expenses:
Management fee (Note 5)	7,880
Shareholder service fee – Class III (Note 5)	2,988
12b-1 fee – Class M (Note 5)	1,374
Administration fee – Class M (Note 5)	1,100
Audit and tax fees	62,440
Registration fees	25,967
Custodian, fund accounting agent and transfer agent fees	20,434
Legal fees	137
Trustees fees and related expenses (Note 5)	24
Miscellaneous	8,502

Total expenses	130,846
Fees and expenses reimbursed by Manager (Note 5)	(117,333)

Net expenses	13,513

Net investment income (loss)	30,476

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	264,761
Investments in affiliated issuers	3
Realized gains distributions from affiliated issuers (Note 10)	30
Futures contracts	1,971

Net realized gain (loss)	266,765

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	148,203
Investments in affiliated issuers	(29)

Net unrealized gain (loss)	148,174

Net realized and unrealized gain (loss)	414,939

Net increase (decrease) in net assets resulting from operations	$445,415

10	See accompanying notes to the financial statements.

GMO U.S. Growth Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$30,476	$87,133
Net realized gain (loss)	266,765	6,249,056
Change in net unrealized appreciation (depreciation)	148,174	(3,041,663)

Net increase (decrease) in net assets from operations	445,415	3,294,526

Distributions to shareholders from:
Net investment income
Class III	(29,802)	(163,264)
Class M	(6,552)	(4,666)

Total distributions from net investment income	(36,354)	(167,930)

Net share transactions (Note 9):
Class III	(381,994)	(41,634,045)
Class M	(72,866)	(119,482)

Increase (decrease) in net assets resulting from net share transactions	(454,860)	(41,753,527)

Total increase (decrease) in net assets	(45,799)	(38,626,931)

Net assets:
Beginning of period	2,495,405	41,122,336

End of period (including accumulated undistributed net investment income of $5,032 and $3,938, respectively)	$2,449,606	$2,495,405

See accompanying notes to the financial statements.	11

GMO U.S. Growth Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010	2009		2008
Net asset value, beginning of period	$17.59		$14.61		$10.47	$15.82		$17.24

Income (loss) from investment operations:
Net investment income (loss)†	0.23		0.16		0.21	0.18		0.17
Net realized and unrealized gain (loss)	2.96		3.00		4.15	(5.32)		(1.06)

Total from investment operations	3.19		3.16		4.36	(5.14)		(0.89)

Less distributions to shareholders:
From net investment income	(0.27)		(0.18)		(0.22)	(0.21)		(0.17)
From net realized gains	—		—		—	—		(0.36)

Total distributions	(0.27)		(0.18)		(0.22)	(0.21)		(0.53)

Net asset value, end of period	$20.51		$17.59		$14.61	$10.47		$15.82

Total Return(a)	18.39	%(b)	21.76	%(c)	41.94%	(32.84)%		(5.49)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,848		$1,908		$40,521	$34,758		$129,666
Net expenses to average daily net assets	0.47	%(d)	0.46	%(d)(e)	0.46%	0.46	%(e)	0.46	%(e)
Net investment income (loss) to average daily net assets	1.26%		1.09%		1.60%	1.19%		0.94%
Portfolio turnover rate	52%		61%		118%	70%		97%
Fees and expenses reimbursed by the Manager to average daily net assets:	4.61%		1.40%		0.33%	0.19%		0.07%

(a)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.
(b)	Litigation proceeds received during the fiscal year had a positive impact on total return adding 5.24%.
(c)	Litigation proceeds received during the fiscal year had a positive impact on total return adding 3.84%.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
†	Calculated using average shares outstanding throughout the period.

12	See accompanying notes to the financial statements.

GMO U.S. Growth Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)

(For a Class M share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010	2009		2008
Net asset value, beginning of period	$17.55		$14.58		$10.45	$15.76		$17.16

Income (loss) from investment operations:
Net investment income (loss)†	0.18		0.15		0.17	0.13		0.11
Net realized and unrealized gain (loss)	2.95		2.95		4.14	(5.30)		(1.05)

Total from investment operations	3.13		3.10		4.31	(5.17)		(0.94)

Less distributions to shareholders:
From net investment income	(0.22)		(0.13)		(0.18)	(0.14)		(0.10)
From net realized gains	—		—		—	—		(0.36)

Total distributions	(0.22)		(0.13)		(0.18)	(0.14)		(0.46)

Net asset value, end of period	$20.46		$17.55		$14.58	$10.45		$15.76

Total Return(a)	18.01	%(b)	21.36	%(c)	41.50%	(33.01)%		(5.79)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$601		$587		$601	$525		$68,732
Net expenses to average daily net assets	0.77	%(d)	0.76	%(d)(e)	0.76%	0.76	%(e)	0.76	%(e)
Net investment income (loss) to average daily net assets	0.98%		1.00%		1.31%	0.80%		0.64%
Portfolio turnover rate	52%		61%		118%	70%		97%
Fees and expenses reimbursed by the Manager to average daily net assets:	4.62%		5.15%		0.34%	0.10%		0.07%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	Litigation proceeds received during the fiscal year had a positive impact on total return adding 5.24%.
(c)	Litigation proceeds received during the fiscal year had a positive impact on total return adding 3.84%.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	13

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO U.S. Growth Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks long-term capital growth. The Manager seeks to achieve the Fund’s investment objective by investing in equities or groups of equities that the Manager believes will provide higher returns than the Russell 1000 Growth Index.

The Manager uses active investment management methods, which means that equities are bought and sold according to the Manager’s evaluation of companies’ published financial information, securities’ prices, equity and bond markets, and the overall economy.

In selecting equities for the Fund, the Manager may use a combination of quantitative and qualitative investment methods to identify equities that the Manager believes present positive return potential relative to other equities. Some of these methods evaluate individual equities or a group of equities (e.g., equities of companies in a particular industry) based on the ratio of their price to historical financial information, including book value, cash flow and earnings, and forecasted financial information provided by industry analysts. The Manager may compare these ratios to industry or market averages in assessing the relative attractiveness of an equity or a group of equities. Other methods used by the Manager focus on evaluating patterns of price movement or volatility of an equity or group of equities relative to the Fund’s investment universe. The Manager also may adjust the Fund’s portfolio for factors such as position size, industry and sector exposure, and market capitalization.

As a substitute for direct investments in equities, the Manager may use exchange-traded and over-the-counter (“OTC”) derivatives. The Manager also may use derivatives: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund’s investment exposure; and (iii) to effect transactions intended as substitutes for securities lending. Derivatives used may include futures, options and swap contracts. In addition, the Fund may lend its portfolio securities.

The Fund typically invests directly and indirectly (e.g., through other GMO Funds (the “underlying funds”) or derivatives) in equities. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments tied economically to the U.S. The term “equities” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities and depositary receipts.

14

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

For cash management purposes, the Fund may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund normally does not take temporary defensive positions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

Throughout the year ended February 29, 2012, the Fund had two classes of shares outstanding: Class III and Class M. Class M shares bear an administration fee and a 12b-1 fee, while Class III shares bear a shareholder service fee (See Note 5). The principal economic difference between the classes of shares is the type and level of fees they bear.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

15

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

16

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks	$2,387,137	$—	$—	$2,387,137
Mutual Funds	80,973	—	—	80,973
Short-Term Investments	21,061	—	—	21,061

Total Investments	2,489,171	—	—	2,489,171

Total	$2,489,171	$—	$—	$2,489,171

All of the Fund’s common stocks held at year end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

On both February 29, 2012 and February 28, 2011, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes.

The Fund’s policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

17

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, differing treatment of litigation proceeds received, losses on wash sale transactions and post-October Capital losses.

The tax character of distributions declared to shareholders is as follows:

	February 29, 2012	February 28, 2011
Ordinary income (including any net short-term capital gain)	$36,354	$167,930

Total distributions	$36,354	$167,930

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 29, 2012, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$30,601
Undistributed net long-term capital gain	$117,287

Other Tax Attributes:
Capital loss carryforwards	$(548,202)

As of February 29, 2012, the Fund had capital loss carryforwards available to offset future realized gains, if any, to the extent permitted by the Code. Due to recent tax law changes, net capital losses recognized in taxable years beginning after February 28, 2011 shall be carried forward indefinitely and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses realized in years beginning prior to February 28, 2011. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Utilization of the capital

18

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

loss carryforwards, post-October capital losses, and losses realized subsequent to February 29, 2012, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The fund’s capital loss carryforwards expire as follows:

	Short-Term	Long-Term	Total
February 28, 2017	$(456,835)	Not Applicable	$(456,835)
February 28, 2018	(91,367)	Not Applicable	(91,367)
No Expiration Date	—	$—	—

Total	$(548,202)	$—	$(548,202)

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,047,670	$465,135	$(23,634)	$441,501

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2009 through February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is

19

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (See Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the 1940 Act and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

20

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk and counterparty risk.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Focused Investment Risk — Focusing investments in sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

21

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).

In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposure in excess of its net assets.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

22

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may

23

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 29, 2012, the Fund used futures contracts to maintain the diversity and liquidity of the portfolio. The Fund had no futures contracts outstanding at the end of the year.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the year.

24

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the year.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or

25

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

made at the termination of the swap agreements is recorded as realized gain or losses in the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

26

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the year.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the year.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Futures contracts	$—	$—	$—	$1,971	$—	$1,971

Total	$—	$—	$—	$1,971	$—	$1,971

^	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

27

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

As provided by authoritative accounting guidance, the table above is based on market value or unrealized appreciation/(depreciation) rather than the notional amount of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (futures contracts) outstanding at each month-end, was as follows for the year ended February 29, 2012.

Futures contracts
Average amount outstanding	$26,923

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.31% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

Holders of Class M shares of the Fund pay GMO an administration fee for support services provided to Class M shareholders. That fee is paid monthly at the annual rate of 0.20% of the average daily net assets of Class M shares. Pursuant to a Rule 12b-1 distribution and service plan adopted by the Fund, holders of Class M shares of the Fund may pay a fee, at the annual rate of up to 1.00% of average daily net assets of Class M shares, for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund and/or the provision of services to Class M shareholders. The Trustees currently limit payments on Class M shares to 0.25% of the Fund’s average daily net assets of Class M shares.

The Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including shareholder service fees and certain other expenses) exceeds 0.31% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover specified costs that the Fund may incur as a result of investing in U.S. Treasury Fund. These agreements will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $24 and $10, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

28

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012 (Unaudited)

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2012, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
< 0.001%	0.000%	< 0.001%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2012 aggregated $1,324,809 and $1,645,619, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, 83.01% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, 0.46% of the shares of the Fund were held by senior management of the Manager and GMO Trust officers and none of the Fund’s shares were held by accounts for which the Manager had investment discretion.

29

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012 (Unaudited)

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class III:	Shares	Amount	Shares	Amount
Shares sold	11,102	$205,638	3,949	$66,528
Shares issued to shareholders in reinvestment of distributions	1,615	29,151	10,490	162,806
Shares repurchased	(31,069)	(616,783)	(2,679,550)	(41,863,379)

Net increase (decrease)	(18,352)	$(381,994)	(2,665,111)	$(41,634,045)

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class M:	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued to shareholders in reinvestment of distributions	363	6,551	294	4,665
Shares repurchased	(4,435)	(79,417)	(8,092)	(124,147)

Net increase (decrease)	(4,072)	$(72,866)	(7,798)	$(119,482)

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO U.S. Treasury Fund	$100,999	$167,000	$187,000	$38	$30	$80,973

30

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO U.S. Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Growth Fund (the “Fund”) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

31

GMO U.S. Growth Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, distribution (12b-1) and/or administration fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

32

GMO U.S. Growth Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *

Class III
1) Actual	0.47%	$1,000.00	$1,151.30	$2.51
12) Hypothetical	0.47%	$1,000.00	$1,022.53	$2.36

Class M
1) Actual	0.77%	$1,000.00	$1,149.30	$4.11
2) Hypothetical	0.77%	$1,000.00	$1,021.03	$3.87

*	Expenses are calculated using each Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

33

GMO U.S. Growth Fund

(A Series of GMO Trust)

     Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

For taxable, non-corporate shareholders, 100% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 100% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 qualified for the dividends-received deduction.

34

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

35

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 –present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

36

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 –present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

37

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President – Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 – present), Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

38

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

39

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Quantitative Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO U.S. Intrinsic Value Fund returned +7.3% for the fiscal year ended February 29, 2012, as compared with +2.2% for the Russell 1000 Value Index.

Stock selection added to returns relative to the Russell 1000 Value Index. Selections in Financials, Energy, and Information Technology added to relative returns while selections in Consumer Staples detracted. Overweight positions in Microsoft and UnitedHealth Group and an underweight in Bank of America were among the individual names that added to relative returns. Overweight positions in Walgreen and Hewlett-Packard and an underweight in Intel were among the detractors.

Sector selection also added to returns relative to the Russell 1000 Value Index. Sector weightings adding to relative performance included an underweight in Financials and overweight positions in Health Care and Consumer Staples. Sector weightings negatively impacting relative performance included underweight positions in Utilities and Consumer Discretionary.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in

GMO U.S. Intrinsic Value Fund Class III Shares and the Russell 1000 Value Index

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2012. All information is unaudited.

†	The Fund is the successor to GMO Intrinsic Value Fund. Therefore, performance for the periods prior to September 16, 2005 is that of GMO Intrinsic Value Fund.

Russell Investments is the source and owner of the Russell index data contained or reflected in this material and all trademarks and copyrights related thereto. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is GMO’s presentation of the data. Russell Investment Group is not responsible for the formatting or configuration of this material or for any inaccuracy in GMO’s presentation thereof.

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	97.8%
Mutual Funds	1.8
Short-Term Investments	0.5
Rights/Warrants	0.0 ^
Other	(0.1)

100.0%

Industry Group Summary	% of Equity Investments*
Pharmaceuticals, Biotechnology & Life Sciences	23.8%
Software & Services	15.5
Health Care Equipment & Services	9.2
Food, Beverage & Tobacco	8.5
Food & Staples Retailing	7.5
Energy	6.7
Telecommunication Services	4.4
Household & Personal Products	4.0
Technology Hardware & Equipment	3.8
Capital Goods	3.4
Diversified Financials	3.0
Retailing	1.9
Banks	1.5
Semiconductors & Semiconductor Equipment	1.4
Consumer Durables & Apparel	1.3
Insurance	1.2
Consumer Services	1.1
Media	0.9
Utilities	0.3
Automobiles & Components	0.3
Real Estate	0.2
Commercial & Professional Services	0.1

100.0%

*	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

^	Rounds to 0.0%.

1

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	COMMON STOCKS — 97.8%

	Automobiles & Components — 0.3%
900	General Motors Co. *	23,418

	Banks — 1.5%
400	PNC Financial Services Group, Inc.	23,808
3,600	Wells Fargo & Co.	112,644

	Total Banks	136,452

	Capital Goods — 3.3%
600	3M Co.	52,560
3,700	General Electric Co.	70,485
700	General Dynamics Corp.	51,261
300	L-3 Communications Holdings, Inc.	21,075
430	Lockheed Martin Corp.	38,016
500	Northrop Grumman Corp.	29,905
500	Raytheon Co.	25,260
80	WW Grainger, Inc.	16,619

	Total Capital Goods	305,181

	Commercial & Professional Services — 0.1%
400	RR Donnelley & Sons Co.	5,528

	Consumer Durables & Apparel — 1.3%
200	Garmin Ltd	9,438
300	Mattel, Inc.	9,732
540	Nike, Inc.-Class B	58,277
260	VF Corp.	37,973

	Total Consumer Durables & Apparel	115,420

	Consumer Services — 1.1%
500	Apollo Group, Inc.-Class A *	21,320
400	H&R Block, Inc.	6,520
700	McDonald’s Corp.	69,496

	Total Consumer Services	97,336

2	See accompanying notes to the financial statements.

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Diversified Financials — 2.9%
9,700	Bank of America Corp.	77,309
600	Capital One Financial Corp.	30,360
4,100	JPMorgan Chase & Co.	160,884

	Total Diversified Financials	268,553

	Energy — 6.5%
2,600	Chevron Corp.	283,712
1,829	ConocoPhillips	140,010
1,600	Exxon Mobil Corp.	138,400
600	Marathon Oil Corp.	20,334
700	Valero Energy Corp.	17,143

	Total Energy	599,599

	Food & Staples Retailing — 7.3%
2,800	CVS Caremark Corp.	126,280
1,500	Kroger Co. (The)	35,685
500	Safeway, Inc.	10,725
600	Sysco Corp.	17,652
2,000	Walgreen Co.	66,320
7,000	Wal–Mart Stores, Inc.	413,560

	Total Food & Staples Retailing	670,222

	Food, Beverage & Tobacco — 8.3%
1,600	Altria Group, Inc.	48,160
1,900	Coca-Cola Co. (The)	132,734
400	ConAgra Foods, Inc.	10,500
700	General Mills, Inc.	26,817
200	Hershey Co. (The)	12,140
100	J.M. Smucker Co. (The)	7,532
300	Kellogg Co.	15,705
1,200	Kraft Foods, Inc.-Class A	45,684
350	Lorillard, Inc.	45,878
3,497	PepsiCo, Inc.	220,101
1,600	Philip Morris International, Inc.	133,632

See accompanying notes to the financial statements.	3

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Food, Beverage & Tobacco — continued
1,000	Reynolds American, Inc.	41,930
300	Smithfield Foods, Inc. *	7,029
524	Tyson Foods, Inc.-Class A	9,909

	Total Food, Beverage & Tobacco	757,751

	Health Care Equipment & Services — 9.0%
1,000	Aetna, Inc.	46,760
600	AmerisourceBergen Corp.	22,410
1,400	Baxter International, Inc.	81,382
300	Becton, Dickinson and Co.	22,866
2,000	Boston Scientific Corp. *	12,440
500	Cardinal Health, Inc.	20,775
400	Coventry Health Care, Inc. *	13,076
400	Covidien Plc	20,900
100	CR Bard, Inc.	9,362
380	Express Scripts, Inc. *	20,265
400	Humana, Inc.	34,840
500	McKesson Corp.	41,755
3,300	Medtronic, Inc.	125,796
100	Omnicare, Inc.	3,518
400	Quest Diagnostics, Inc.	23,220
400	Stryker Corp.	21,456
500	St Jude Medical, Inc.	21,060
3,267	UnitedHealth Group, Inc.	182,135
1,000	WellPoint, Inc.	65,630
600	Zimmer Holdings, Inc. *	36,450

	Total Health Care Equipment & Services	826,096

	Household & Personal Products — 3.9%
500	Avon Products, Inc.	9,345
200	Church & Dwight Co., Inc.	9,548
200	Clorox Co.	13,522
800	Colgate–Palmolive Co.	74,544
300	Estee Lauder Cos., (The), Inc.-Class A	17,562
700	Kimberly–Clark Corp.	51,016

4	See accompanying notes to the financial statements.

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Household & Personal Products — continued
2,700	Procter & Gamble Co. (The)	182,304

	Total Household & Personal Products	357,841

	Insurance — 1.2%
200	American Financial Group, Inc.	7,490
400	Chubb Corp.	27,184
400	Hartford Financial Services Group, Inc. (The)	8,284
500	Prudential Financial, Inc.	30,580
600	Travelers Cos., Inc. (The)	34,782

	Total Insurance	108,320

	Media — 0.9%
500	DISH Network Corp.-Class A	14,585
400	McGraw-Hill Cos., Inc. (The)	18,616
1,400	Time Warner, Inc.	52,094

	Total Media	85,295

	Pharmaceuticals, Biotechnology & Life Sciences — 23.3%
5,000	Abbott Laboratories	283,050
200	Allergan, Inc.	17,918
2,600	Amgen, Inc.	176,670
360	Biogen Idec, Inc. *	41,929
4,500	Bristol–Myers Squibb Co.	144,765
4,100	Eli Lilly & Co.	160,884
200	Endo Pharmaceuticals Holdings, Inc. *	7,414
800	Forest Laboratories, Inc. *	26,016
2,200	Gilead Sciences, Inc. *	100,100
6,200	Johnson & Johnson	403,496
9,800	Merck & Co., Inc.	374,066
18,776	Pfizer, Inc.	396,174

	Total Pharmaceuticals, Biotechnology & Life Sciences	2,132,482

	Real Estate — 0.2%
1,200	Annaly Capital Management, Inc. REIT	19,944

See accompanying notes to the financial statements.	5

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Retailing — 1.9%
500	Best Buy Co., Inc.	12,350
300	GameStop Corp.-Class A	6,834
600	Gap (The), Inc.	14,016
200	Genuine Parts Co.	12,536
900	Lowe’s Cos., Inc.	25,542
500	Macy’s, Inc.	18,985
200	Sears Holdings Corp. *	13,932
400	Target Corp	22,676
1,200	TJX Cos., Inc. (The)	43,932

	Total Retailing	170,803

	Semiconductors & Semiconductor Equipment — 1.3%
4,600	Intel Corp.	123,648

	Software & Services — 15.2%
1,600	Accenture Plc.-Class A	95,264
1,500	Activision Blizzard, Inc.	17,925
10	Alliance Data Systems Corp. *	1,214
400	Amdocs Ltd. *	12,268
900	eBay, Inc. *	32,166
240	Google, Inc.-Class A *	148,380
200	IAC/InterActive Corp	9,120
2,140	International Business Machines Corp.	421,002
200	Intuit, Inc.	11,568
15,300	Microsoft Corp.	485,622
4,200	Oracle Corp.	122,934
1,700	Symantec Corp. *	30,328

	Total Software & Services	1,387,791

	Technology Hardware & Equipment — 3.7%
200	Arrow Electronics, Inc. *	8,030
5,400	Cisco Systems, Inc.	107,352
4,200	Dell, Inc. *	72,660
2,600	Hewlett-Packard Co.	65,806

6	See accompanying notes to the financial statements.

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Technology Hardware & Equipment — continued
1,200	Qualcomm, Inc.	74,616
200	Western Digital Corp. *	7,850

	Total Technology Hardware & Equipment	336,314

	Telecommunication Services — 4.3%
8,558	AT&T, Inc.	261,789
400	Centurylink, Inc.	16,100
3,052	Verizon Communications, Inc.	116,312

	Total Telecommunication Services	394,201

	Utilities — 0.3%
400	Exelon Corp.	15,628
300	FirstEnergy Corp.	13,287

	Total Utilities	28,915

	TOTAL COMMON STOCKS (COST $7,987,995)	8,951,110

	MUTUAL FUNDS — 1.8%

	Affiliated Issuers — 1.8%
6,720	GMO U.S. Treasury Fund	167,995

	TOTAL MUTUAL FUNDS (COST $168,012)	167,995

	RIGHTS/WARRANTS — 0.0%

	Insurance — 0.0%
160	American International Group, Inc., Warrants, Strike 45.00 *	1,323

	Pharmaceuticals, Biotechnology & Life Sciences — 0.0%
400	Sanofi Aventis, Rights, Expires 12/31/20 *	520

	TOTAL RIGHTS/WARRANTS (COST $3,659)	1,843

See accompanying notes to the financial statements.	7

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.5%

	Money Market Funds — 0.5%
49,100	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	49,100

	TOTAL SHORT-TERM INVESTMENTS (COST $49,100)	49,100

	TOTAL INVESTMENTS — 100.1% (Cost $8,208,766)	9,170,048
	Other Assets and Liabilities (net) — (0.1%)	(13,175)

	TOTAL NET ASSETS — 100.0%	$9,156,873

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*	Non-income producing security.
(a)	The rate disclosed is the 7 day net yield as of February 29, 2012. Note: Yield rounds to 0.00%.

8	See accompanying notes to the financial statements.

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments in unaffiliated issuers, at value (cost $8,040,754) (Note 2)	$9,002,053
Investments in affiliated issuers, at value (cost $168,012) (Notes 2 and 10)	167,995
Dividends receivable	28,292
Receivable for expenses reimbursed by Manager (Note 5)	8,265

Total assets	9,206,605

Liabilities:
Payable to affiliate for (Note 5):
Management fee	2,231
Shareholder service fee	1,080
Trustees and Trust Officers or agents unaffiliated with the Manager	9
Accrued expenses	46,412

Total liabilities	49,732

Net assets	$9,156,873

Net assets consist of:
Paid-in capital	$10,368,412
Accumulated undistributed net investment income	31,608
Accumulated net realized loss	(2,204,429)
Net unrealized appreciation	961,282

$9,156,873

Net assets attributable to:
Class III shares	$9,156,873

Shares outstanding:
Class III	1,109,581

Net asset value per share:
Class III	$8.25

See accompanying notes to the financial statements.	9

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Dividends from unaffiliated issuers	$201,349
Dividends from affiliated issuers (Note 10)	80

Total investment income	201,429

Expenses:
Management fee (Note 5)	26,513
Shareholder service fee – Class III (Note 5)	12,829
Audit and tax fees	59,589
Custodian, fund accounting agent and transfer agent fees	15,488
Legal fees	474
Registration fees	372
Trustees fees and related expenses (Note 5)	58
Miscellaneous	8,136

Total expenses	123,459
Fees and expenses reimbursed by Manager (Note 5)	(83,838)

Net expenses	39,621

Net investment income (loss)	161,808

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	911,395
Investments in affiliated issuers	(19)
Realized gains distributions from affiliated issuers (Note 10)	46
Swap agreements	(1,283)

Net realized gain (loss)	910,139

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(454,657)
Investments in affiliated issuers	22
Swap agreements	960

Net unrealized gain (loss)	(453,675)

Net realized and unrealized gain (loss)	456,464

Net increase (decrease) in net assets resulting from operations	$618,272

10	See accompanying notes to the financial statements.

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$161,808	$117,163
Net realized gain (loss)	910,139	280,327
Change in net unrealized appreciation (depreciation)	(453,675)	1,142,182

Net increase (decrease) in net assets from operations	618,272	1,539,672

Distributions to shareholders from:
Net investment income
Class III	(151,845)	(114,113)

Net share transactions (Note 9):
Class III	116,723	127,830

Total increase (decrease) in net assets	583,150	1,553,389

Net assets:
Beginning of period	8,573,723	7,020,334

End of period (including accumulated undistributed net investment income of $31,608 and $23,888, respectively)	$9,156,873	$8,573,723

See accompanying notes to the financial statements.	11

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010	2009		2008
Net asset value, beginning of period	$7.83		$6.53		$4.55	$7.86		$9.68

Income (loss) from investment operations:
Net investment income (loss)†	0.15		0.11		0.10	0.14		0.18
Net realized and unrealized gain (loss)	0.41		1.30		1.98	(3.31)		(1.23)

Total from investment operations	0.56		1.41		2.08	(3.17)		(1.05)

Less distributions to shareholders:
From net investment income	(0.14)		(0.11)		(0.10)	(0.14)		(0.18)
From net realized gains	—		—		—	—		(0.59)

Total distributions	(0.14)		(0.11)		(0.10)	(0.14)		(0.77)

Net asset value, end of period	$8.25		$7.83		$6.53	$4.55		$7.86

Total Return(a)	7.28%		21.81	%(b)	45.95%	(40.83)%		(11.88)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$9,157		$8,574		$7,020	$4,838		$29,358
Net expenses to average daily net assets	0.46	%(c)	0.46	%(c)	0.46%	0.46	%(d)	0.46%
Net investment income (loss) to average daily net assets	1.89%		1.59%		1.70%	1.94%		1.93%
Portfolio turnover rate	74%		53%		54%	57%		75%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.98%		1.30%		1.22%	0.43%		0.23%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	Litigation proceeds received during the fiscal year had a positive impact on total return adding 1.35%.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
†	Calculated using average shares outstanding throughout the period.

12	See accompanying notes to the financial statements.

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO U.S. Intrinsic Value Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks long-term capital growth. The Manager seeks to achieve the Fund’s investment objective by investing in equities or groups of equities that the Manager believes will provide higher returns than the Russell 1000 Value Index.

The Manager uses active investment management methods, which means that equities are bought and sold according to the Manager’s evaluation of companies’ published financial information, securities’ prices, equity and bond markets, and the overall economy.

In selecting equities for the Fund, the Manager may use a combination of quantitative and qualitative investment methods to identify equities that the Manager believes present positive return potential relative to other equities. Some of these methods evaluate individual equities or a group of equities (e.g., equities of companies in a particular industry) based on the ratio of their price to historical financial information, including book value, cash flow and earnings, and forecasted financial information provided by industry analysts. The Manager may compare these ratios to industry or market averages in assessing the relative attractiveness of an equity or a group of equities. Other methods used by the Manager focus on evaluating patterns of price movement or volatility of an equity or group of equities relative to the Fund’s investment universe. The Manager also may adjust the Fund’s portfolio for factors such as position size, industry and sector exposure, and market capitalization.

As a substitute for direct investments in equities, the Manager may use exchange-traded and over-the-counter (“OTC”) derivatives. The Manager also may use derivatives: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund’s investment exposure; and (iii) to effect transactions intended as substitutes for securities lending. Derivatives used may include futures, options and swap contracts. In addition, the Fund may lend its portfolio securities.

The Fund typically invests directly and indirectly (e.g., through other GMO Funds (the “underlying funds”) or derivatives) in equities. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments tied economically to the U.S. The term “equities” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities and depositary receipts.

13

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

For cash management purposes, the Fund may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund normally does not take temporary defensive positions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The

14

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Common Stocks	$8,951,110	$ —	$ —	$8,951,110
Mutual Funds	167,995	—	—	167,995
Rights/Warrants	—	1,843	—	1,843
Short-Term Investments	49,100	—	—	49,100

Total Investments	9,168,205	1,843	—	9,170,048

Total	$9,168,205	$1,843	$ —	$9,170,048

15

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

All of the Fund’s common stocks held at year end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

On both February 29, 2012 and February 28, 2011, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes.

The Fund’s policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, losses on wash sale transactions and post-October capital losses.

16

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The tax character of distributions declared to shareholders is as follows:

	February 29, 2012	February 28, 2011
Ordinary income (including any net short-term capital gain)	$151,845	$114,113

Total distributions	$151,845	$114,113

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 29, 2012, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$31,608

Other Tax Attributes:
Capital loss carryforwards	$(2,019,715)
Post-October capital loss deferral	$(93,330)

As of February 29, 2012, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Due to recent tax law changes, net capital losses recognized in taxable years beginning after February 28, 2011 shall be carried forward indefinitely and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses realized in years beginning prior to February 28, 2011. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Utilization of the capital loss carryforwards, post-October capital losses, and losses realized subsequent to February 29, 2012, if any, could be subject to further limitations imposed by the Code related to share ownership activity. As of February 29, 2012, the capital loss carryforwards disclosed below were permanently reduced by $75,630 due to Fund share ownership activity. The Fund’s capital loss carryforwards expire as follows:

	Short-Term	Long-Term	Total
February 28, 2017	$(1,684,185)	Not Applicable	$(1,684,185)
February 28, 2018	(290,942)	Not Applicable	(290,942)
February 28, 2019	(44,588)	Not Applicable	(44,588)
No Expiration Date	—	$—	—

Total	$(2,019,715)	$—	$(2,019,715)

17

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$8,300,147	$949,607	$(79,706)	$869,901

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2009 through February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant share purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (See Note 5).

18

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the 1940 Act and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

19

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk and counterparty risk.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Focused Investment Risk — Focusing investments in sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.

20

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).

In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposure in excess of its net assets.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent

21

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

22

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the year.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the year.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a

23

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the year.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses in the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

24

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type

25

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 29, 2012, the Fund used total return swap agreements to achieve returns comparable to holding and lending a direct equity position. The Fund had no swap agreements outstanding at the end of the year.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the year ended February 29, 2012, the Fund held rights and/or warrants received as a result of corporate actions. Rights and/or warrants held by the Fund at the end of the year are listed in the Fund’s Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (rights and/or warrants)	$—	$—	$—	$1,843	$—	$1,843

Total	$—	$—	$—	$1,843	$—	$1,843

The Effect of Derivative Instruments on the Statement of Operations for the period ended February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Swap agreements	$—	$—	$—	$(1,283)	$—	$(1,283)

Total	$—	$—	$—	$(1,283)	$—	$(1,283)

26

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Effect of Derivative Instruments on the Statement of Operations for the period ended February 29, 2012^: continued

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Change in Unrealized Appreciation (Depreciation) on:
Investments (rights and/or warrants)	$—	$—	$—	$(1,105)	$—	$(1,105)
Swap agreements	—	—	—	960	—	960

Total	$—	$—	$—	$(145)	$—	$(145)

^	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

  As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (rights and/or warrants) or notional amounts (swap agreements) outstanding at each month-end, was as follows for the year ended February 29, 2012:

	Swap Agreements	Rights and/or Warrants
Average amount outstanding	$2,565	$1,593

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.31% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including shareholder service fees and certain other expenses) exceeds 0.31% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover specified costs that the Fund may incur as a result of investing in U.S. Treasury Fund. These

27

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

agreements will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $58 and $11, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2012, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
<0.001%	0.000%	<0.001%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2012 aggregated $6,533,314 and $6,381,284, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, 98.09% of the outstanding shares of the Fund were held by one shareholder. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, 0.36% of the shares of the Fund were held by senior management of the Manager and GMO Trust officers and none of the Fund’s shares were held by accounts for which the Manager had investment discretion.

28

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class III:	Shares	Amount	Shares	Amount
Shares sold	4,057	$32,135	5,305	$39,149
Shares issued to shareholders in reinvestment of distributions	19,761	151,119	16,949	113,504
Shares repurchased	(8,543)	(66,531)	(3,472)	(24,823)

Net increase (decrease)	15,275	$116,723	18,782	$127,830

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO U.S. Treasury Fund	$205,992	$155,000	$193,000	$80	$46	$167,995

29

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO U.S. Intrinsic Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Intrinsic Value Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

30

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

31

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *

Class III
1) Actual	0.47%	$1,000.00	$1,117.30	$2.47
2) Hypothetical	0.47%	$1,000.00	$1,022.53	$2.36

*	Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

32

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

For taxable, non-corporate shareholders, 100% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 98.33% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 qualified for the dividends-received deduction.

33

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 –March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

34

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).
Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

35

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 –present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 –present).

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

36

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 –present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 –present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 –present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 –present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 –present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 –present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 –December 2006), Fidelity Investments.

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

37

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President-Law and Clerk	Chief Legal Officer since October 2010; Vice President-Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 –present), Clerk (May 2011 –present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 –present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

38

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Quantitative Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Fund returned +4.5% for the fiscal year ended February 29, 2012, as compared with +0.7% for the Russell 2500 + Index1. On January 16, 2012, the Fund changed its name and investment strategy. In connection with those changes, the Fund also changed its benchmark from the Russell 2500 Value Index to the Russell 2500 Index.

Stock selection added to returns relative to the Russell 2500 + Index. Selections in Consumer Discretionary, Consumer Staples, and Health Care added to relative returns while selections in Utilities, Telecommunication Services, and Financials detracted. Overweight positions in Herbalife, PetSmart, and Kinetic Concepts added to relative returns. Overweight positions in ManpowerGroup, HollyFrontier, and DeVry detracted from relative returns.

Sector selection detracted from returns relative to the Russell 2500 + Index. Sector weightings negatively impacting relative performance included an underweight in Utilities and overweight positions in Information Technology and Health Care. Sector weightings positively impacting relative performance included an underweight in Energy and overweight positions in Consumer Discretionary and Consumer Staples.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

[1]	The Russell 2500 + Index represents the Russell 2500 Value Index prior to 1/16/2012 and the Russell 2500 Index thereafter.

Comparison of Change in Value of a $10,000,000 Investment in GMO U.S. Small/Mid Cap Fund (formerly the GMO U.S. Small/Mid Cap Value Fund) Class III Shares and the Russell 2500 + index

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and .50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

†	The Fund is the successor to GMO Small/Mid Cap Value Fund. Therefore, performance for the periods prior to September 16, 2005 is that of GMO Small/Mid Cap Value Fund.
*	The Russell 2500 + Index is comprised of Russell 2500 Value Index prior to 1/16/2012, and the Russell 2500 Index thereafter.

Russell Investments is the source and owner of the Russell index data contained or reflected in this material and all trademarks and copyrights related thereto. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is GMO’s presentation of the data. Russell Investment Group is not responsible for the formatting or configuration of this material or for any inaccuracy in GMO’s presentation thereof.

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	96.9%
Mutual Funds	2.8
Short-Term Investments	0.9
Other	(0.6)

100.0%

Industry Group Summary	% of Equity Investments*
Insurance	10.3%
Retailing	9.4
Health Care Equipment & Services	8.6
Software & Services	6.4
Capital Goods	6.1
Consumer Services	5.5
Technology Hardware & Equipment	5.4
Commercial & Professional Services	5.3
Materials	5.0
Consumer Durables & Apparel	5.0
Energy	4.1
Banks	4.0
Food, Beverage & Tobacco	3.9
Household & Personal Products	2.7
Utilities	2.7
Real Estate	2.6
Pharmaceuticals, Biotechnology & Life Sciences	2.4
Semiconductors & Semiconductor Equipment	2.2
Diversified Financials	2.1
Media	1.9
Automobiles & Components	1.4
Food & Staples Retailing	1.1
Transportation	1.1
Telecommunication Services	0.8

100.0%

*	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. The table excludes exposure to derivative contracts, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

1

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	COMMON STOCKS — 96.9%

	Automobiles & Components — 1.4%
400	American Axle & Manufacturing Holdings, Inc. *	4,556
300	Autoliv, Inc.	19,980
300	Cooper Tire & Rubber Co.	4,980
600	Federal-Mogul Corp. *	10,326
1,500	Goodyear Tire & Rubber Co. (The) *	19,290
600	Lear Corp.	27,126
800	Spartan Motors, Inc.	4,568
400	Standard Motor Products, Inc.	9,088
200	Tenneco, Inc. *	7,700
300	Thor Industries, Inc.	9,771
300	TRW Automotive Holdings Corp. *	13,722

	Total Automobiles & Components	131,107

	Banks — 3.9%
300	1st Source Corp.	7,365
200	Arrow Financial Corp.	4,812
800	Astoria Financial Corp.	7,024
100	Bancfirst Corp.	4,093
300	Banco Latinoamericano de Comercio Exterior SA	5,853
200	Berkshire Hills Bancorp, Inc.	4,398
500	BOK Financial Corp.	26,840
100	Camden National Corp.	3,535
200	Citizens & Northern Corp.	3,980
100	City Holding Co.	3,427
500	Commerce Bancshares, Inc.	19,305
300	Community Bank System, Inc.	8,196
200	Community Trust Bancorp	6,168
800	CVB Financial Corp.	8,616
400	Dime Community Bancshares	5,568
200	Federal Agricultural Mortgage Corp.-Class C	3,992
1,400	First BanCorp/Puerto Rico *	5,418
30	First Citizens BancShares, Inc.-Class A	5,284

2	See accompanying notes to the financial statements.

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Banks — continued
100	First Financial Corp.	3,199
400	First Interstate Bancsystem, Inc.	5,440
500	First Merchants Corp.	5,540
1,200	First Niagara Financial Group, Inc.	11,472
400	Flushing Financial Corp.	5,180
900	FNB Corp.	10,611
800	Fulton Financial Corp.	7,840
2,100	Hudson City Bancorp, Inc.	14,385
3,400	Huntington Bancshares, Inc.	19,873
200	Independent Bank Corp/Rockland MA	5,498
700	International Bancshares Corp.	13,286
200	Lakeland Financial Corp.	5,044
500	MainSource Financial Group, Inc.	5,070
200	NBT Bancorp, Inc.	4,362
700	Ocwen Financial Corp. *	11,277
100	Park National Corp.	6,884
400	Prosperity Bancshares, Inc.	17,496
400	Provident Financial Services, Inc.	5,496
300	Republic Bancorp, Inc.-Class A	7,818
200	S&T Bancorp	4,242
200	Southside Bancshares, Inc.	4,262
500	TCF Financial Corp.	5,390
100	Tompkins Financial Corp.	4,110
900	Trustco Bank Corp. NY	4,824
400	Trustmark Corp.	9,432
300	UMB Financial Corp.	12,495
200	United Bankshares, Inc.	5,856
600	Virginia Commerce Bancorp, Inc. *	5,040
200	Washington Trust Bancorp, Inc.	4,702
400	Webster Financial Corp.	8,752
300	WesBanco, Inc.	5,850

	Total Banks	374,600

See accompanying notes to the financial statements.	3

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Capital Goods — 5.9%
300	AAR Corp.	6,615
900	Aircastle Ltd.	12,249
200	Alamo Group, Inc.	5,374
400	Albany International Corp.-Class A	9,568
300	Alliant Techsystems, Inc.	18,000
400	Applied Industrial Technologies, Inc.	16,068
100	AZZ, Inc.	5,020
400	Barnes Group, Inc.	11,080
300	Beacon Roofing Supply, Inc. *	7,074
200	Belden, Inc.	7,894
400	Brady Corp.-Class A	12,780
400	Briggs & Stratton Corp.	6,776
500	Carlisle Cos., Inc.	24,400
200	Ceradyne, Inc. *	6,182
500	Coleman Cable, Inc. *	5,685
400	Crane Co.	19,428
500	Curtiss-Wright Corp.	18,575
200	DXP Enterprises, Inc. *	7,400
300	EMCOR Group, Inc.	8,340
300	EnerSys *	10,074
100	EnPro Industries, Inc. *	3,781
100	Esterline Technologies Corp. *	6,495
100	GATX Corp.	4,349
200	General Cable Corp. *	6,194
300	Gibraltar Industries, Inc. *	4,146
300	Harsco Corp.	6,669
200	Hubbell, Inc.-Class B	15,044
200	Huntington Ingalls Industries, Inc. *	7,176
300	Interline Brands, Inc. *	6,168
300	John Bean Technologies Corp.	5,181
200	Kadant, Inc. *	4,368
200	Kaman Corp.	6,898
700	Manitowoc Co. (The), Inc.	11,018
500	MasTec, Inc. *	8,795

4	See accompanying notes to the financial statements.

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Capital Goods — continued
300	Moog, Inc.-Class A *	13,173
300	Mueller Industries, Inc.	13,800
90	NACCO Industries, Inc.-Class A	8,802
300	Navistar International Corp *	12,534
800	Oshkosh Corp. *	18,648
500	Pentair, Inc.	19,250
100	Preformed Line Products Co.	6,607
400	Primoris Services Corp.	6,152
14	Seaboard Corp. *	26,783
120	SPX Corp.	8,777
100	Standex International Corp.	3,821
300	Teledyne Technologies, Inc. *	17,880
200	Trinity Industries, Inc.	6,952
200	Triumph Group, Inc.	12,760
500	Tutor Perini Corp. *	7,890
300	United Rentals, Inc. *	12,504
200	Universal Forest Products, Inc.	6,428
500	URS Corp. *	21,825
200	Watts Water Technologies, Inc.-Class A	7,908
300	WESCO International, Inc. *	18,867

	Total Capital Goods	566,225

	Commercial & Professional Services — 5.1%
400	ABM Industries, Inc.	9,080
500	ACCO Brands Corp. *	5,900
900	Avery Dennison Corp.	27,450
500	Brink’s Co. (The)	12,625
800	CBIZ, Inc. *	5,200
300	CDI Corp.	4,503
1,400	Cintas Corp.	53,984
100	Consolidated Graphics, Inc. *	4,669
200	Copart, Inc. *	9,956
200	CRA International, Inc. *	4,762
700	Deluxe Corp.	17,269

See accompanying notes to the financial statements.	5

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Commercial & Professional Services — continued
300	Dun & Bradstreet Corp.	24,795
200	Encore Capital Group, Inc. *	4,456
1,400	EnergySolutions, Inc. *	5,894
300	Ennis, Inc.	5,028
800	Equifax, Inc.	33,632
400	FTI Consulting, Inc. *	16,028
300	G&K Services Inc.-Class A	9,999
200	HNI Corp.	5,056
200	Huron Consulting Group, Inc. *	7,636
200	ICF International, Inc. *	5,186
400	Intersections, Inc.	4,668
400	KAR Auction Services, Inc. *	6,428
400	Kelly Services, Inc.-Class A	6,000
800	Kimball International, Inc.-Class B	4,928
600	Manpower, Inc.	25,842
200	Mine Safety Appliances Co.	7,372
100	Multi-Color Corp.	2,187
600	Navigant Consulting, Inc. *	8,106
2,100	Pitney Bowes, Inc.	38,073
2,600	RR Donnelley & Sons Co.	35,932
900	Steelcase, Inc.-Class A	7,902
600	Sykes Enterprises, Inc. *	8,268
500	Towers Watson & Co.-Class A	31,970
200	UniFirst Corp.	12,016
600	United Stationers, Inc.	17,424

	Total Commercial & Professional Services	490,224

	Consumer Durables & Apparel — 4.8%
600	American Greetings Corp.-Class A	9,000
200	Arctic Cat, Inc. *	7,356
100	Blyth, Inc.	6,380
700	Carter’s, Inc. *	33,999
200	CSS Industries, Inc.	3,920
200	Ethan Allen Interiors, Inc.	5,050

6	See accompanying notes to the financial statements.

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Consumer Durables & Apparel — continued
200	Fossil, Inc. *	24,396
200	G-III Apparel Group Ltd. *	4,984
700	Hanesbrands, Inc. *	20,111
400	Helen of Troy Ltd. *	13,000
400	Iconix Brand Group, Inc. *	7,264
400	Jakks Pacific, Inc.	6,212
1,000	Jarden Corp.	35,270
1,000	Jones Group (The), Inc.	9,850
400	La-Z-Boy, Inc. *	5,716
1,200	Liz Claiborne, Inc. *	11,736
200	Mohawk Industries, Inc. *	12,702
300	Movado Group, Inc.	6,420
1,800	Newell Rubbermaid, Inc.	32,940
200	Oxford Industries, Inc.	10,080
300	Perry Ellis International, Inc. *	5,229
300	Polaris Industries, Inc.	19,818
500	PVH Corp.	42,505
1,100	Quiksilver, Inc. *	5,148
500	Skechers U.S.A., Inc. *	6,385
150	Steven Madden Ltd. *	6,477
100	Sturm, Ruger & Co., Inc.	4,178
200	Tempur-Pedic International, Inc. *	15,800
200	True Religion Apparel, Inc. *	5,274
600	Tupperware Brands Corp.	37,614
200	Warnaco Group (The), Inc. *	11,742
200	Whirlpool Corp.	15,114
500	Wolverine World Wide, Inc.	19,070

	Total Consumer Durables & Apparel	460,740

	Consumer Services — 5.4%
500	Ameristar Casinos, Inc.	9,920
400	Bob Evans Farms, Inc.	14,720
1,000	Boyd Gaming Corp. *	8,010
800	Bridgepoint Education, Inc. *	19,488

See accompanying notes to the financial statements.	7

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Consumer Services — continued
800	Brinker International, Inc.	22,072
1,100	Career Education Corp. *	9,482
400	Carrols Restaurant Group, Inc. *	4,752
200	CEC Entertainment, Inc.	7,632
300	Cracker Barrel Old Country Store, Inc.	16,701
900	DeVry, Inc.	31,977
200	DineEquity, Inc. *	10,676
600	Domino’s Pizza, Inc. *	23,076
1,400	Education Management Corp. *	25,298
3,700	H&R Block, Inc.	60,310
700	Hillenbrand, Inc.	16,079
400	ITT Educational Services, Inc. *	27,456
400	Jack in the Box, Inc. *	9,540
600	Lincoln Educational Services Corp.	5,076
400	Matthews International Corp.-Class A	12,408
300	Papa John’s International, Inc. *	11,148
300	Red Robin Gourmet Burgers, Inc. *	10,323
700	Regis Corp.	12,117
700	Ruby Tuesday, Inc. *	5,446
400	Scientific Games Corp.-Class A *	4,204
1,500	Service Corp. International	17,010
200	Six Flags Entertainment Corp.	9,052
300	Speedway Motorsports, Inc.	4,656
100	Steiner Leisure Ltd. *	5,004
50	Strayer Education, Inc.	5,145
600	Weight Watchers International, Inc.	46,788
1,700	Wendy’s Co. (The)	8,619
900	Wyndham Worldwide Corp.	39,591

	Total Consumer Services	513,776

	Diversified Financials — 2.1%
800	Advance America Cash Advance Centers, Inc.	8,296
1,700	American Capital Ltd. *	15,147
800	BGC Partners, Inc.-Class A	5,624

8	See accompanying notes to the financial statements.

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Diversified Financials — continued
400	Calamos Asset Management, Inc.	4,904
400	Cash America International, Inc.	18,552
100	Credit Acceptance Corp. *	9,626
300	DFC Global Corp. *	5,373
400	EZCORP, Inc.-Class A *	12,600
1,100	GFI Group, Inc.	4,224
400	Interactive Brokers Group, Inc.-Class A	6,344
200	INTL FCStone, Inc. *	4,530
400	Investment Technology Group, Inc. *	4,600
700	Janus Capital Group, Inc.	6,174
500	Knight Capital Group, Inc.-Class A *	6,625
1,800	NASDAQ OMX Group, Inc. (The) *	47,412
500	Nelnet, Inc.-Class A	13,210
600	PHH Corp. *	8,172
300	Walter Investment Management Corp. REIT	6,114
200	World Acceptance Corp.*	12,704

	Total Diversified Financials	200,231

	Energy — 4.0%
500	Alon USA Energy, Inc.	4,700
200	Bristow Group, Inc.	9,442
100	Cimarex Energy Co.	8,067
300	Cloud Peak Energy, Inc. *	5,316
400	Crosstex Energy, Inc.	5,492
700	CVR Energy, Inc. *	19,047
800	Delek US Holdings, Inc.	10,568
300	Energen Corp.	15,969
500	Exterran Holdings, Inc. *	7,200
500	Green Plains Renewable Energy, Inc. *	5,675
1,100	Hercules Offshore, Inc. *	5,588
1,700	HollyFrontier Corp.	55,471
200	Hornbeck Offshore Services, Inc. *	8,150
500	McDermott International, Inc. *	6,530
600	Newpark Resources, Inc. *	4,722

See accompanying notes to the financial statements.	9

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Energy — continued
100	Oil States International, Inc. *	8,122
800	Parker Drilling Co. *	5,064
200	PHI, Inc. *	4,420
600	Pioneer Drilling Co. *	5,976
200	REX American Resources Corp. *	6,134
300	SEACOR Holdings, Inc. *	29,664
200	Stone Energy Corp. *	6,390
600	Sunoco, Inc.	23,178
200	Teekay Corp.	5,760
1,500	Tesoro Corp. *	39,795
100	Unit Corp. *	4,757
600	W&T Offshore, Inc.	15,150
1,100	Western Refining, Inc.	19,965
900	World Fuel Services Corp.	37,494

	Total Energy	383,806

	Food & Staples Retailing — 1.1%
200	Andersons (The), Inc.	8,618
60	Arden Group, Inc.-Class A	5,372
300	Ingles Markets, Inc.-Class A	5,361
200	Nash Finch Co.	5,362
400	Pantry, Inc. *	4,972
600	Ruddick Corp.	24,576
400	Spartan Stores, Inc.	7,136
2,800	Supervalu, Inc.	18,284
100	Susser Holdings Corp. *	2,534
200	Village Super Market, Inc.	6,018
300	Weis Markets, Inc.	12,858

	Total Food & Staples Retailing	101,091

	Food, Beverage & Tobacco — 3.8%
1,700	Alliance One International, Inc. *	6,273
300	Cal-Maine Foods, Inc.	11,550
600	Chiquita Brands International, Inc. *	5,754

10	See accompanying notes to the financial statements.

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Food, Beverage & Tobacco — continued
100	Coca-Cola Bottling Co.	6,444
1,700	Constellation Brands, Inc.-Class A *	37,128
600	Corn Products International, Inc.	34,410
2,800	Dean Foods Co. *	34,328
1,100	Dole Food Co., Inc. *	10,538
1,100	Flowers Foods, Inc.	21,054
900	Fresh Del Monte Produce, Inc.	20,214
100	J&J Snack Foods Corp.	5,017
100	Lancaster Colony Corp.	6,517
500	Monster Beverage Corp. *	28,595
400	National Beverage Corp. *	6,404
1,100	Pilgrim’s Pride Corp. *	6,897
300	Post Holdings, Inc. *	9,342
600	Ralcorp Holdings, Inc. *	44,760
200	Seneca Foods Corp.-Class A *	5,124
1,800	Smithfield Foods, Inc. *	42,174
400	Universal Corp.	18,376

	Total Food, Beverage & Tobacco	360,899

	Health Care Equipment & Services — 8.3%
400	Alere, Inc. *	10,172
500	Amedisys, Inc. *	6,425
600	AMERIGROUP Corp. *	40,758
300	AmSurg Corp. *	7,839
900	BioScrip, Inc. *	5,706
300	Cantel Medical Corp.	6,057
500	Centene Corp. *	24,400
100	Chemed Corp.	6,182
800	Community Health Systems, Inc. *	20,192
400	Conmed Corp. *	11,936
400	Cooper Cos, Inc. (The)	31,792
2,100	Coventry Health Care, Inc. *	68,649
1,200	DENTSPLY International, Inc.	46,416
200	Ensign Group, Inc. (The)	5,482

See accompanying notes to the financial statements.	11

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Health Care Equipment & Services — continued
700	Gentiva Health Services, Inc. *	5,495
300	Greatbatch, Inc. *	7,425
100	Haemonetics Corp. *	6,703
800	Health Management Associates, Inc.-Class A *	5,904
1,100	Health Net, Inc. *	41,514
700	Healthways, Inc. *	5,565
300	Hill-Rom Holdings, Inc.	10,191
500	Hologic, Inc. *	10,365
100	ICU Medical, Inc. *	4,588
200	Integra LifeSciences Holdings Corp. *	6,320
500	Invacare Corp.	8,255
500	Kindred Healthcare, Inc. *	5,145
300	LHC Group, Inc. *	5,106
700	LifePoint Hospitals, Inc. *	27,279
500	Lincare Holdings, Inc.	13,430
300	Magellan Health Services, Inc. *	14,178
200	Mednax, Inc. *	14,878
541	Metropolitan Health Networks, Inc. *	4,523
650	Molina Healthcare, Inc. *	22,074
1,600	Omnicare, Inc.	56,288
200	Orthofix International (Non Voting) *	7,842
900	Owens & Minor, Inc.	26,964
800	Patterson Cos., Inc.	25,536
400	PharMerica Corp. *	4,904
500	PSS World Medical, Inc. *	12,115
1,200	Select Medical Holdings Corp. *	10,104
900	Skilled Healthcare Group Inc-Class A *	5,877
200	STERIS Corp.	6,276
600	Team Health Holdings, Inc. *	13,014
500	Teleflex, Inc.	29,635
400	Triple-S Management Corp.-Class B *	9,468
1,000	Universal American Corp.	11,340
200	Universal Health Services, Inc.-Class B	8,922
100	US Physical Therapy, Inc.	1,901

12	See accompanying notes to the financial statements.

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Health Care Equipment & Services — continued
600	WellCare Health Plans, Inc. *	40,716
300	West Pharmaceutical Services, Inc.	12,480
300	Wright Medical Group, Inc. *	4,968

	Total Health Care Equipment & Services	799,294

	Household & Personal Products — 2.6%
600	Central Garden & Pet Co.-Class A *	5,742
1,000	Church & Dwight Co., Inc.	47,740
400	Elizabeth Arden, Inc. *	14,860
500	Energizer Holdings, Inc. *	38,225
1,100	Herbalife Ltd.	72,831
300	Nature’s Sunshine Products, Inc. *	4,425
600	Nu Skin Enterprises, Inc.-Class A	34,656
400	Prestige Brands Holdings, Inc.*	6,600
500	Revlon, Inc.-Class A*	7,580
500	Spectrum Brands Holdings, Inc.*	14,210
100	USANA Health Sciences, Inc.*	3,710

	Total Household & Personal Products	250,579

	Insurance — 10.0%
400	Allied World Assurance Co Holdings Ltd.	26,388
600	Alterra Capital Holdings Ltd.	13,776
600	American Equity Investment Life Holding Co.	7,260
1,300	American Financial Group, Inc.	48,685
300	American National Insurance Co.	21,630
200	Amerisafe, Inc. *	4,512
900	AmTrust Financial Services, Inc.	24,309
1,200	Arch Capital Group Ltd. *	44,460
200	Argo Group International Holdings Ltd.	5,970
300	Aspen Insurance Holdings Ltd.	7,959
900	Assurant, Inc.	38,223
1,400	Assured Guaranty Ltd.	23,520
700	Axis Capital Holdings Ltd.	21,595
3,800	CNO Financial Group, Inc. *	28,196

See accompanying notes to the financial statements.	13

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Insurance — continued
900	Crawford & Co.-Class B	3,960
200	EMC Insurance Group, Inc.	4,214
300	Endurance Specialty Holdings Ltd.	11,538
100	Enstar Group Ltd. *	9,698
200	Everest Re Group Ltd.	17,570
400	FBL Financial Group, Inc.-Class A	13,588
2,300	Fidelity National Financial, Inc.-Class A	39,698
900	First American Financial Corp.	13,860
600	Flagstone Reinsurance Holdings SA	4,752
1,500	Genworth Financial, Inc.-Class A *	13,635
200	Hanover Insurance Group (The), Inc.	8,164
1,200	HCC Insurance Holdings, Inc.	36,648
400	Horace Mann Educators Corp.	6,932
100	Infinity Property & Casualty Corp.	5,483
200	Kansas City Life Insurance Co.	6,404
900	Kemper Corp.	25,758
800	Maiden Holdings Ltd.	6,920
1,100	MBIA, Inc. *	11,858
600	Meadowbrook Insurance Group, Inc.	5,712
200	Mercury General Corp.	8,576
400	Montpelier Re Holdings Ltd.	6,900
400	National Financial Partners Corp. *	6,104
200	National Interstate Corp.	4,830
30	National Western Life Insurance Co.-Class A	4,073
400	OneBeacon Insurance Group Ltd.-Class A	6,100
100	Platinum Underwriters Holdings Ltd.	3,556
400	Primerica, Inc.	10,008
300	ProAssurance Corp.	26,328
800	Protective Life Corp.	22,216
1,000	Reinsurance Group of America, Inc.	57,670
300	RenaissanceRe Holdings Ltd.	21,588
200	RLI Corp.	14,012
100	Safety Insurance Group, Inc.	4,268
500	Selective Insurance Group, Inc.	8,590

14	See accompanying notes to the financial statements.

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Insurance — continued
400	StanCorp Financial Group, Inc.	15,904
400	State Auto Financial Corp.	5,592
400	Stewart Information Services Corp.	5,256
1,300	Symetra Financial Corp.	12,922
1,200	Torchmark Corp.	58,128
500	Tower Group, Inc.	11,525
900	Validus Holdings Ltd.	27,441
1,400	W.R. Berkley Corp.	50,050
300	XL Group Plc	6,240

	Total Insurance	960,752

	Materials — 4.9%
400	A Schulman, Inc.	10,336
200	AEP Industries, Inc. *	6,978
500	AK Steel Holding Corp.	3,960
300	American Vanguard Corp.	4,956
500	Ashland, Inc.	31,780
600	Ball Corp.	24,048
400	Bemis Co., Inc.	12,548
800	Boise, Inc.	6,584
200	Cabot Corp.	8,102
700	Commercial Metals Co.	9,303
200	Domtar Corp.	19,174
800	Ferro Corp. *	4,440
200	Georgia Gulf Corp. *	6,452
1,600	Graphic Packaging Holding Co. *	8,448
500	HB Fuller Co.	15,065
1,200	Huntsman Corp.	16,392
100	Innophos Holdings, Inc.	5,038
200	International Flavors & Fragrances, Inc.	11,406
100	Koppers Holdings, Inc.	3,763
200	Kraton Performance Polymers, Inc. *	5,558
400	Myers Industries, Inc.	5,328
200	Neenah Paper, Inc.	5,578

See accompanying notes to the financial statements.	15

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Materials — continued
90	NewMarket Corp.	16,419
200	OM Group, Inc. *	5,496
600	Owens-Illinois, Inc. *	14,340
500	PH Glatfelter Co.	7,805
400	PolyOne Corp.	5,372
100	Quaker Chemical Corp.	4,121
500	Reliance Steel & Aluminum Co.	26,860
100	Rock-Tenn Co-Class A	7,049
1,300	RPM International, Inc.	31,031
200	Schnitzer Steel Industries, Inc.-Class A	9,032
1,000	Sealed Air Corp.	19,630
300	Sensient Technologies Corp.	11,097
100	Silgan Holdings, Inc.	4,252
300	Sonoco Products Co.	9,852
1,100	Steel Dynamics, Inc.	16,291
100	Stepan Co.	8,743
200	TPC Group, Inc. *	6,948
200	Tredegar Corp.	4,648
300	Valspar Corp.	13,905
600	Wausau Paper Corp.	5,604
900	Worthington Industries, Inc.	15,183

	Total Materials	468,915

	Media — 1.8%
700	Belo Corp. - Class A	5,019
1,400	Cumulus Media, Inc.-Class A *	4,816
2,400	Gannett Co., Inc.	35,616
500	Harte-Hanks, Inc.	4,370
600	John Wiley and Sons, Inc.-Class A	27,240
700	Lions Gate Entertainment Corp. *	9,576
700	Live Nation Entertainment, Inc. *	6,524
300	Meredith Corp.	9,870
1,700	New York Times Co. (The)-Class A *	11,203
500	Scholastic Corp.	15,285

16	See accompanying notes to the financial statements.

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Media — continued
800	Sinclair Broadcast Group, Inc.	9,136
300	Valassis Communications, Inc. *	7,494
80	Washington Post Co. (The)-Class B	31,512

	Total Media	177,661

	Pharmaceuticals, Biotechnology & Life Sciences — 2.3%
200	Bio-Rad Laboratories, Inc. *	20,384
500	Charles River Laboratories International, Inc. *	17,565
200	Covance, Inc. *	9,546
400	Cubist Pharmaceuticals, Inc. *	17,144
1,400	Endo Pharmaceuticals Holdings, Inc. *	51,898
200	Hi-Tech Pharmacal Co., Inc. *	7,984
300	Impax Laboratories, Inc. *	7,005
500	Medicis Pharmaceutical Corp.-Class A	17,470
300	Par Pharmaceutical Cos., Inc. *	11,133
2,400	PDL BioPharma, Inc.	15,312
700	PerkinElmer, Inc.	18,900
500	Viropharma, Inc. *	16,030
700	Warner Chilcott Plc.-Class A *	11,711

	Total Pharmaceuticals, Biotechnology & Life Sciences	222,082

	Real Estate — 2.5%
1,900	American Capital Agency Corp. REIT	58,349
2,000	Anworth Mortgage Asset Corp. REIT	13,000
600	Ashford Hospitality Trust, Inc. REIT	5,064
1,300	Capstead Mortgage Corp. REIT	17,290
6,600	Chimera Investment Corp. REIT	20,262
500	CommonWealth REIT	9,300
500	CreXus Investment Corp. REIT	5,575
500	CYS Investments, Inc. REIT	6,785
900	Hatteras Financial Corp. REIT	25,632
1,200	Hospitality Properties Trust REIT	29,676
600	Invesco Mortgage Capital, Inc. REIT	10,278
1,900	MFA Financial, Inc. REIT	13,870

See accompanying notes to the financial statements.	17

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Real Estate — continued
1,500	Newcastle Investment Corp. REIT	8,175
1,000	NorthStar Realty Finance Corp. REIT	5,340
300	Pennymac Mortgage Investment Trust REIT	5,400
900	Resource Capital Corp. REIT	5,193

	Total Real Estate	239,189

	Retailing — 9.1%
900	Aaron’s, Inc.	25,146
700	Abercrombie & Fitch Co.-Class A	32,053
300	Advance Auto Parts, Inc.	25,611
600	Aeropostale, Inc. *	10,782
100	America’s Car-Mart, Inc. *	4,461
1,700	American Eagle Outfitters, Inc.	24,718
400	ANN, Inc. *	9,556
400	Asbury Automotive Group, Inc. *	10,372
900	Ascena Retail Group, Inc. *	34,740
900	AutoNation, Inc. *	30,672
500	Barnes & Noble, Inc. *	6,655
600	Big Lots, Inc. *	26,310
500	Brown Shoe Co., Inc.	5,390
400	Buckle (The), Inc.	17,968
400	Cabela’s, Inc. *	14,192
400	Cato Corp. (The)-Class A	10,844
1,300	Charming Shoppes, Inc. *	7,345
1,500	Chico’s FAS, Inc.	22,515
100	Childrens Place Retail Stores (The), Inc. *	5,075
700	Collective Brands, Inc. *	12,614
500	Conn’s, Inc. *	6,630
100	Core-Mark Holding Co., Inc.	4,008
300	Destination Maternity Corp.	5,394
800	Dillard’s, Inc.-Class A	48,912
200	DSW, Inc.-Class A	11,280
600	Express, Inc. *	14,280
600	Finish Line (The), Inc.-Class A	13,794

18	See accompanying notes to the financial statements.

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Retailing — continued
800	Foot Locker, Inc.	23,336
400	Fred’s, Inc.-Class A	5,540
2,100	GameStop Corp.-Class A	47,838
400	Genesco, Inc. *	27,256
400	Group 1 Automotive, Inc.	20,628
300	Guess?, Inc.	10,395
700	Hot Topic, Inc.	6,244
200	HSN, Inc.	7,432
200	Jos. A. Bank Clothiers, Inc. *	10,298
400	Lithia Motors, Inc.-Class A	9,444
400	LKQ Corp. *	12,744
800	Men’s Wearhouse (The), Inc.	30,984
900	OfficeMax, Inc. *	5,040
1,500	Penske Auto Group, Inc.	36,120
400	Pep Boys-Manny Moe & Jack Co. (The)	6,016
700	PetSmart, Inc.	39,018
10	Priceline.com, Inc. *	6,270
800	RadioShack Corp.	5,672
1,000	Rent-A-Center, Inc.	35,420
300	Select Comfort Corp. *	8,877
100	Shoe Carnival, Inc. *	2,618
500	Sonic Automotive, Inc.	8,565
400	Stage Stores, Inc.	5,980
700	Stein Mart, Inc. *	5,019
700	Systemax, Inc. *	13,510
300	Tractor Supply Co.	25,641
400	VOXX International Corp. *	5,116
300	Williams-Sonoma, Inc.	11,580

	Total Retailing	873,918

	Semiconductors & Semiconductor Equipment — 2.1%
1,800	Amkor Technology, Inc. *	11,502
300	ATMI, Inc. *	6,609
500	Brooks Automation, Inc.	5,975

See accompanying notes to the financial statements.	19

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Semiconductors & Semiconductor Equipment — continued
100	Cymer, Inc. *	4,598
700	Entegris, Inc. *	6,328
1,000	Fairchild Semiconductor International, Inc. *	14,590
1,100	GT Advanced Technologies, Inc. *	9,416
1,000	Integrated Device Technology, Inc. *	6,910
600	Intersil Corp.-Class A	6,792
400	IXYS Corp. *	4,772
600	Kulicke & Soffa Industries, Inc. *	6,756
500	Lam Research Corp. *	20,850
3,500	LSI Corp. *	30,100
700	MKS Instruments, Inc.	20,965
1,300	ON Semiconductor Corp. *	11,791
700	Photronics, Inc. *	4,907
800	PMC-Sierra, Inc. *	5,496
700	Spansion, Inc. *	8,960
200	Standard Microsystems Corp. *	5,118
500	Teradyne, Inc. *	8,210

	Total Semiconductors & Semiconductor Equipment	200,645

	Software & Services — 6.2%
800	Actuate Corp. *	4,832
480	Alliance Data Systems Corp. *	58,253
1,500	Amdocs Ltd. *	46,005
800	AOL, Inc. *	14,368
300	Booz Allen Hamilton Holding Corp.	5,523
400	CACI International, Inc.-Class A *	23,656
1,200	CIBER, Inc. *	5,256
700	Computer Sciences Corp.	22,232
600	Compuware Corp. *	5,406
1,600	Convergys Corp. *	20,608
400	CoreLogic, Inc. *	6,152
400	CSG Systems International, Inc. *	6,404
500	DST Systems, Inc.	26,500
1,000	EarthLink, Inc.	7,470

20	See accompanying notes to the financial statements.

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Software & Services — continued
400	EPIQ Systems, Inc.	4,596
100	ePlus, Inc. *	3,202
300	Euronet Worldwide, Inc. *	5,787
400	Fair Isaac Corp.	16,192
1,000	Global Cash Access Holdings, Inc. *	5,560
500	Global Payments, Inc.	25,810
300	Heartland Payment Systems, Inc.	8,496
600	IAC/InterActiveCorp	27,360
200	Jack Henry & Associates, Inc.	6,748
400	JDA Software Group, Inc. *	10,024
600	Lender Processing Services, Inc.	13,224
100	Manhattan Associates, Inc. *	4,636
400	Mantech International Corp.-Class A	13,416
200	MAXIMUS, Inc.	8,342
600	Mentor Graphics Corp. *	9,096
70	MicroStrategy, Inc.-Class A *	9,491
300	MoneyGram International, Inc. *	5,376
200	NeuStar, Inc.-Class A *	7,010
200	Progress Software Corp. *	4,638
400	QAD, Inc.-Class A *	5,460
400	Quest Software, Inc. *	8,008
2,000	SAIC, Inc. *	24,440
700	Synopsys, Inc. *	21,329
300	TeleNav, Inc. *	2,016
400	TeleTech Holdings, Inc. *	6,108
300	TNS, Inc. *	5,499
2,200	Total System Services, Inc.	48,136
400	Unisys Corp. *	7,472
1,200	United Online, Inc.	6,072
400	Valueclick, Inc. *	8,320
200	Verint Systems, Inc. *	5,498
300	Websense, Inc. *	5,403

	Total Software & Services	595,430

See accompanying notes to the financial statements.	21

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Technology Hardware & Equipment — 5.2%
300	Anixter International, Inc. *	20,862
1,200	Arris Group, Inc. *	13,668
1,500	Arrow Electronics, Inc. *	60,225
1,600	Avnet, Inc. *	57,184
1,000	AVX Corp.	13,240
500	Benchmark Electronics, Inc. *	8,210
200	Black Box Corp.	5,384
800	Brightpoint, Inc. *	7,040
4,400	Brocade Communications Systems, Inc. *	25,432
300	Comtech Telecommunications Corp.	9,681
200	Diebold, Inc.	7,826
500	Emulex Corp. *	5,230
700	Harris Corp.	30,541
800	Imation Corp. *	5,000
2,100	Ingram Micro, Inc.-Class A *	40,173
700	Insight Enterprises, Inc. *	14,630
600	Jabil Circuit, Inc.	15,498
600	Lexmark International, Inc.	22,128
400	Molex, Inc.	10,840
900	NCR Corp. *	19,548
400	PC Connection, Inc.	3,576
500	QLogic Corp. *	8,595
800	Sanmina-SCI Corp. *	9,280
100	Scansource, Inc. *	3,700
500	SYNNEX Corp. *	20,615
600	Tech Data Corp. *	32,088
1,200	Tellabs, Inc.	4,752
1,500	Vishay Intertechnology, Inc. *	18,390
300	Xyratex Ltd.	5,136

	Total Technology Hardware & Equipment	498,472

	Telecommunication Services — 0.8%
3,300	Cincinnati Bell, Inc. *	12,375
300	Consolidated Communications Holdings, Inc.	5,691

22	See accompanying notes to the financial statements.

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Telecommunication Services — continued
600	IDT Corp.-Class B	5,430
600	Leap Wireless International, Inc. *	6,264
400	Neutral Tandem, Inc. *	4,464
700	Premiere Global Services, Inc. *	6,055
700	Telephone & Data Systems, Inc.	17,689
300	United States Cellular Corp. *	12,942
400	USA Mobility, Inc.	5,488

	Total Telecommunication Services	76,398

	Transportation — 1.0%
200	Alaska Air Group, Inc. *	13,714
400	Avis Budget Group, Inc. *	5,160
100	Copa Holdings SA	7,157
700	Genco Shipping & Trading Ltd *	4,795
100	Landstar System, Inc.	5,406
300	Macquarie Infrastructure Co. LLC	8,976
400	Quality Distribution, Inc. *	5,204
900	Republic Airways Holdings, Inc. *	4,779
300	Ryder System, Inc.	15,969
500	Skywest, Inc.	5,710
300	Universal Truckload Services, Inc.	4,677
1,700	US Airways Group, Inc. *	12,597
400	UTi Worldwide, Inc.	6,456

	Total Transportation	100,600

	Utilities — 2.6%
400	AGL Resources, Inc.	15,948
600	American Water Works Co., Inc.	20,568
500	Atmos Energy Corp.	15,365
500	Avista Corp.	12,350
300	Cleco Corp.	11,544
800	CMS Energy Corp.	17,128
200	El Paso Electric Co.	6,546
100	Laclede Group (The), Inc.	4,109

See accompanying notes to the financial statements.	23

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares	Description	Value ($)

	Utilities — continued
700	MDU Resources Group, Inc.	15,190
200	NorthWestern Corp.	6,946
1,900	NRG Energy, Inc. *	32,490
900	Pepco Holdings, Inc.	17,496
1,000	PNM Resources, Inc.	17,980
700	Portland General Electric Co.	17,248
200	SCANA Corp.	9,000
600	UGI Corp.	16,950
100	Unisource Energy Corp.	3,679
300	Vectren Corp.	8,766

	Total Utilities	249,303

	TOTAL COMMON STOCKS (COST $8,580,073)	9,295,937

	MUTUAL FUNDS — 2.8%

	Affiliated Issuers — 2.8%
10,840	GMO U.S. Treasury Fund	270,998

	TOTAL MUTUAL FUNDS (COST $270,998)	270,998

	SHORT-TERM INVESTMENTS — 0.9%

	Money Market Funds — 0.9%
84,775	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	84,775

	TOTAL SHORT-TERM INVESTMENTS (COST $84,775)	84,775

	TOTAL INVESTMENTS — 100.6% (Cost $8,935,846)	9,651,710
	Other Assets and Liabilities (net) — (0.6%)	(54,371)

	TOTAL NET ASSETS — 100.0%	$9,597,339

24	See accompanying notes to the financial statements.

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield, as of February 29, 2012. Note: Yield rounds to 0.00%.

See accompanying notes to the financial statements.	25

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments in unaffiliated issuers, at value (cost $8,664,848) (Note 2)	$9,380,712
Investments in affiliated issuers, at value (cost $270,998) (Notes 2 and 10)	270,998
Dividends receivable	9,363
Receivable for expenses reimbursed by Manager (Note 5)	3,277

Total assets	9,664,350

Liabilities:
Payable to affiliate for (Note 5):
Management fee	2,362
Shareholder service fee	1,143
Trustees and Trust Officers or agents unaffiliated with the Manager	18
Accrued expenses	63,488

Total liabilities	67,011

Net assets	$9,597,339

Net assets consist of:
Paid-in capital	$11,161,468
Accumulated undistributed net investment income	5,142
Accumulated net realized loss	(2,285,135)
Net unrealized appreciation	715,864

$9,597,339

Net assets attributable to:
Class III shares	$9,597,339

Shares outstanding:
Class III	1,127,713

Net asset value per share:
Class III	$8.51

26	See accompanying notes to the financial statements.

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Dividends from unaffiliated issuers	$75,959
Interest	84
Dividends from affiliated issuers (Note 10)	56

Total investment income	76,099

Expenses:
Management fee (Note 5)	19,057
Shareholder service fee – Class III (Note 5)	9,221
Audit and tax fees	53,458
Custodian, fund accounting agent and transfer agent fees	23,016
Registration fees	368
Legal fees	104
Trustees fees and related expenses (Note 5)	76
Miscellaneous	8,166

Total expenses	113,466
Fees and expenses reimbursed by Manager (Note 5)	(85,088)
Expense reductions (Note 2)	(1)

Net expenses	28,377

Net investment income (loss)	47,722

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,697,883
Investments in affiliated issuers	50
Realized gains distributions from affiliated issuers (Note 10)	26
Futures contracts	3,967

Net realized gain (loss)	2,701,926

Change in net unrealized appreciation (depreciation) on investments on:
Investments in unaffiliated issuers	(2,168,975)

Net realized and unrealized gain (loss)	532,951

Net increase (decrease) in net assets resulting from operations	$580,673

See accompanying notes to the financial statements.	27

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$47,722	$120,007
Net realized gain (loss)	2,701,926	1,894,568
Change in net unrealized appreciation (depreciation)	(2,168,975)	907,536

Net increase (decrease) in net assets from operations	580,673	2,922,111

Distributions to shareholders from:
Net investment income
Class III	(89,845)	(114,599)

Net share transactions (Note 9):
Class III	(4,017,221)	(998,002)
Purchase premiums and redemption fees (Notes 2 and 9):
Class III	64,064	6,265

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(3,953,157)	(991,737)

Total increase (decrease) in net assets	(3,462,329)	1,815,775

Net assets:
Beginning of period	13,059,668	11,243,893

End of period (including accumulated undistributed net investment income of $5,142 and $37,370, respectively)	$9,597,339	$13,059,668

28	See accompanying notes to the financial statements.

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010	2009	2008
Net asset value, beginning of period	$8.24		$6.53		$4.44	$7.36	$10.01

Income (loss) from investment operations:
Net investment income (loss)†	0.06		0.07		0.07	0.10	0.13
Net realized and unrealized gain (loss)	0.30		1.71		2.10	(2.92)	(1.87)

Total from investment operations	0.36		1.78		2.17	(2.82)	(1.74)

Less distributions to shareholders:
From net investment income	(0.09)		(0.07)		(0.08)	(0.10)	(0.13)
From net realized gains	—		—		—	—	(0.78)

Total distributions	(0.09)		(0.07)		(0.08)	(0.10)	(0.91)

Net asset value, end of period	$8.51		$8.24		$6.53	$4.44	$7.36

Total Return(a)	4.52%		27.43%		49.15%	(38.76)%	(18.73)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$9,597		$13,060		$11,244	$13,119	$35,230
Net expenses to average daily net assets	0.46	%(b)(c)	0.46	%(b)	0.46%	0.46%	0.46%
Net investment income (loss) to average daily net assets	0.78%		1.02%		1.27%	1.46%	1.44%
Portfolio turnover rate	172%		106%		175%	73%	63%
Fees and expenses reimbursed by the Manager to average daily net assets:	1.38%		0.81%		0.65%	0.43%	0.19%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.08		$0.00	(d)	$0.02	$0.02	$0.01

(a)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(b)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	29

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO U.S. Small/Mid Cap Fund is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks long-term capital growth. The Manager seeks to achieve the Fund’s investment objective by investing in equities or groups of equities that the Manager believes will provide higher returns than the Russell 2500 Index.

The Manager uses active investment management methods, which means that equities are bought and sold according to the Manager’s evaluation of companies’ published financial information, securities’ prices, equity and bond markets, and the overall economy.

In selecting equities for the Fund, the Manager may use a combination of quantitative and qualitative investment methods to identify equities that the Manager believes present positive return potential relative to other equities. Some of these methods evaluate individual equities or a group of equities (e.g., equities of companies in a particular industry) based on the ratio of their price to historical financial information, including book value, cash flow and earnings, and forecasted financial information provided by industry analysts. The Manager may compare these ratios to industry or market averages in assessing the relative attractiveness of an equity or a group of equities. Other methods used by the Manager focus on evaluating patterns of price movement or volatility of an equity or group of equities relative to the Fund’s investment universe. The Manager also may adjust the Fund’s portfolio for factors such as position size, industry and sector exposure, and market capitalization.

As a substitute for direct investments in equities, the Manager may use exchange-traded and over-the-counter (“OTC”) derivatives. The Manager also may use derivatives: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund’s investment exposure; and (iii) to effect transactions intended as substitutes for securities lending. Derivatives used may include futures, options and swap contracts. In addition, the Fund may lend its portfolio securities.

The Fund typically invests directly and indirectly (e.g., through other GMO Funds (the “underlying funds”) or derivatives) in equities of U.S. companies that issue stocks included in the Russell 2500 Index, a U.S. stock index, and in companies with similar market capitalizations (“small- and mid-cap companies”). Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in

30

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

investments in small- and mid-cap companies tied economically to the U.S. The term “equities” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities and depositary receipts.

For cash management purposes, the Fund may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund normally does not take temporary defensive positions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation”

31

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Common Stocks	$9,295,937	$—	$—	$9,295,937
Mutual Funds	270,998	—	—	270,998

32

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Short-Term Investments	$84,775	$—	$—	$84,775

Total Investments	9,651,710	—	—	9,651,710

Total	$9,651,710	$—	$—	$9,651,710

All of the Fund’s common stocks held at year end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

On both February 29, 2012 and February 28, 2011, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes.

The Fund’s policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from

33

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, losses on wash sale transactions, and differing treatment for litigation proceeds received.

The tax character of distributions declared to shareholders is as follows:

	February 29, 2012	February 28, 2011
Ordinary income (including any net short-term capital gain)	$89,845	$114,599

Total	$89,845	$114,599

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 29, 2012, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$6,834

Other Tax Attributes:
Capital loss carryforwards	$(2,229,098)

As of February 29, 2012, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Due to recent tax law changes, net capital losses recognized in taxable years beginning after February 28, 2011 shall be carried forward indefinitely and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses realized in years beginning prior to February 28, 2011. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Utilization of the capital loss carryforwards, post-October capital losses, and losses realized subsequent to February 29, 2012, if any, could be subject to further limitations imposed by the Code related to share ownership activity. As of

34

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

February 29, 2012, the capital loss carryforwards disclosed below were permanently reduced by $6,092,371 due to Fund share ownership activity. Such losses expire as follows:

	Short-Term	Long-Term	Total
February 28, 2017	$(1,614,315)	Not Applicable	$(1,614,315)
February 28, 2018	(614,783)	Not Applicable	(614,783)
No Expiration Date	—	$—	—

Total	$(2,229,098)	$—	$(2,229,098)

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$8,993,573	$829,608	$(171,471)	$658,137

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2009 through February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts.

35

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (See Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

For the year ended February 29, 2012, the premium on cash purchases and the fee on cash redemptions of Fund shares were each 0.50% of the amount invested or redeemed. Purchase premiums and redemption fees are paid to and retained by the Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds) as a result of the purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Fund’s net share transactions. The Fund may impose a new purchase premium and/or redemption fee or modify or eliminate an existing fee at any time.

Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).

If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion.

The Manager may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

36

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Manager will waive or reduce the purchase premium when securities are used to purchase the Fund’s shares except to the extent that the Fund incurs transaction costs (e.g., stamp duties or transfer fees) in connection with the transfer of those securities. The Fund may waive or reduce redemption fees when it uses portfolio securities to redeem its shares. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may nonetheless charge a redemption fee equal to known or estimated costs.

Purchase premiums or redemption fees generally will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund

37

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Liquidity Risk — Shares of small- and mid-cap companies often have lower trading volumes and a limited number or no market makers. Thus, a large position may limit or prevent the Fund from selling those shares or unwinding derivative positions on them at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk and counterparty risk.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Focused Investment Risk — Focusing investments in sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of

38

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).

In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the

Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposure in excess of its net assets.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be

39

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

40

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 29, 2012, the Fund used futures contracts to maintain the diversity and liquidity of the portfolio. The Fund had no futures contracts outstanding at the end of the year.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the year.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in

41

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the year.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses in the Statement of Operations.

42

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors and records the change in value, if any, as unrealized

43

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the year.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the year ended February 29, 2012, the Fund held rights and/or warrants, received as a result of corporate actions. The Fund held no rights or warrants at the end of the year.

44

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

The Effect of Derivative Instruments on the Statement of Operations for the year ended February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Investments (purchased options, rights and/or warrants)	$—	$—	$—	$(15,829)	$—	$(15,829)
Futures contracts	—	—	—	3,967	—	3,967

Total	$—	$—	$—	$(11,862)	$—	$(11,862)

Change in Unrealized Appreciation (Depreciation) on:
Investments (purchased options, rights and/or warrants)	$—	$—	$—	$8,073	$—	$8,073

Total	$—	$—	$—	$8,073	$—	$8,073

^	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (futures contracts, rights and/or warrants), notional amounts outstanding at each month-end, was as follows for the year ended February 29, 2012.

	Futures contracts	Rights and/ or warrants
Average amount outstanding	$15,016	$8,697

45

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.31% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including shareholder service fees and certain other expenses) exceeds 0.31% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover specified costs that the Fund may incur as a result of investing in U.S. Treasury Fund. These agreements will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $76 and $12, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2012, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
<0.001%	0.000%	<0.001%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2012 aggregated $11,119,031 and $14,754,589, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s

46

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, 84.33% of the outstanding shares of the Fund were held by four shareholders, each holding more than 10% of the Fund’s outstanding shares. One of the shareholders is another fund of the Trust. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, 1.62% of the shares of the Fund were held by senior management of the Manager and GMO Trust officers and 89.86% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class III:	Shares	Amount	Shares	Amount
Shares sold	568,712	$4,668,973	9,533	$74,379
Shares issued to shareholders in reinvestment of distributions	9,706	78,203	14,611	105,923
Shares repurchased	(1,036,151)	(8,764,397)	(161,695)	(1,178,304)
Purchase premiums	—	21,855	—	374
Redemption fees	—	42,209	—	5,891

Net increase (decrease)	(457,733)	$(3,953,157)	(137,551)	$(991,737)

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO U.S. Treasury Fund	$185,000	$1,006,000	$919,952	$56	$26	$270,998

47

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of GMO U.S. Small/Mid Cap Fund (formerly U.S. Small Cap/Mid Value Fund):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Small/Mid Cap Fund (formerly U.S. Small Cap/Mid Value Fund) (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

48

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

49

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *

Class III
1) Actual	0.46%	$1,000.00	$1,101.20	$2.40
2) Hypothetical	0.46%	$1,000.00	$1,022.58	$2.31

*	Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

50

GMO U.S. Small/Mid Cap Fund

(formerly GMO U.S. Small/Mid Cap Value Fund)

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

For taxable, non-corporate shareholders, 87.22% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 87.22% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 qualified for the dividends-received deduction.

51

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989-2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

52

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

53

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 –November 2006.

Treasurer and Chief Financial Officer, GMO Series Trust

(May 2011 – present); Head of Fund Administration

(December 2006 – present),

Fund Administration Staff

(June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.

Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company

(January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 –present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 –present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003–2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

54

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.

Assistant Treasurer, GMO Series Trust

(November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte

(August 2007 – August 2009); Audit Staff at Deloitte

(January 2005 – August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.

Chief Compliance Officer, GMO Series Trust

(August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 –present);

Senior Vice President and Deputy General Counsel

(January 2007 – July 2009),

Vice President and Associate General Counsel

(February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President-Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.

Vice President

(November 2011 – present),

Chief Legal Officer

(September 2011 – present),

Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC

(since February 2006 –present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

55

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.

Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC

(January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 –January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti – Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

56

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO U.S. Treasury Fund returned +0.1% for the fiscal year ended February 29, 2012, matching the +0.1% return of the Citigroup 3 Month Treasury Bill Index.

The Fund performed in line with the benchmark during the fiscal year, as the securities selected for the portfolio performed in line with those of the benchmark. Note that if GMO did not voluntarily waive the Fund’s management fee of 0.08%, the Fund would have underperformed its benchmark.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in
GMO U.S. Treasury Fund and the Citigroup 3 Month Treasury Bill Index
As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2012. All information is unaudited.

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary	% of Total Net Assets
Short-Term Investments	99.9%
Other	0.1

100.0%

1

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Shares / Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 99.9%

	U.S. Government — 99.9%
383,850,000	U.S. Treasury Bill, 0.02%, due 04/05/12 (b)	383,844,360
179,000,000	U.S. Treasury Bill, 0.02%, due 04/12/12 (b)	178,995,112
38,000,000	U.S. Treasury Bill, 0.10%, due 04/19/12 (b)	37,994,828
180,075,000	U.S. Treasury Bill, 0.05%, due 04/26/12 (b)	180,061,501
54,150,000	U.S. Treasury Bill, 0.06%, due 05/03/12 (b)	54,142,905
458,025,000	U.S. Treasury Bill, 0.08%, due 05/10/12 (b)	457,958,128
42,000,000	U.S. Treasury Bill, 0.10%, due 05/17/12 (b)	41,993,028
175,000,000	U.S. Treasury Bill, 0.03%, due 06/21/12 (b)	174,950,476
120,000,000	U.S. Treasury Bill, 0.11%, due 07/05/12 (b)	119,960,160
52,700,000	U.S. Treasury Bill, 0.11%, due 07/12/12 (b)	52,681,028
60,000,000	U.S. Treasury Note, 1.00%, due 03/31/12	60,047,287
125,000,000	U.S. Treasury Note, 1.00%, due 04/30/12	125,180,625
46,000,000	U.S. Treasury Note, 0.75%, due 05/31/12	46,073,692
40,000,000	U.S. Treasury Note, 4.75%, due 05/31/12	40,459,360
50,000,000	U.S. Treasury Note, 1.88%, due 06/15/12	50,253,900
50,000,000	U.S. Treasury Note, 0.63%, due 07/31/12	50,103,500

	Total U.S. Government	2,054,699,890

	Money Market Funds — 0.0%
55,060	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (a)	55,060

	TOTAL SHORT-TERM INVESTMENTS (COST $2,054,826,986)	2,054,754,950

	TOTAL INVESTMENTS — 99.9% (Cost $2,054,826,986)	2,054,754,950
	Other Assets and Liabilities (net) — 0.1%	1,586,743

	TOTAL NET ASSETS — 100.0%	$2,056,341,693

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of February 29, 2012. Note: Yield rounds to 0.00%.

(b)	Rate shown represents yield-to-maturity.

2	See accompanying notes to the financial statements.

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments, at value (cost $2,054,826,986) (Note 2)	$2,054,754,950
Receivable for investments sold	38,256,362
Interest receivable	1,457,082
Receivable for expenses reimbursed by Manager (Note 5)	159,964

Total assets	2,094,628,358

Liabilities:
Payable for investments purchased	37,994,828
Payable to affiliate for (Note 5):
Management fee	135,575
Trustees and Trust Officers or agents unaffiliated with the Manager	5,688
Distribution payable	37,961
Accrued expenses	112,613

Total liabilities	38,286,665

Net assets	$2,056,341,693

Net assets consist of:
Paid-in capital	$2,056,430,192
Accumulated net realized loss	(16,463)
Net unrealized depreciation	(72,036)

Net assets	$2,056,341,693

Shares outstanding:	82,252,564

Net asset value per share:	$25.00

See accompanying notes to the financial statements.	3

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Interest	$943,095
Dividends	317

Total investment income	943,412

Expenses:
Management fee (Note 5)	1,655,406
Custodian, fund accounting agent and transfer agent fees	233,473
Legal fees	64,412
Audit and tax fees	56,004
Trustees fees and related expenses (Note 5)	32,263
Registration fees	16,264
Miscellaneous	32,452

Total expenses	2,090,274
Fees and expenses reimbursed by Manager (Note 5)	(2,043,078)
Expense reductions (Note 2)	(956)

Net expenses	46,240

Net investment income (loss)	897,172

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	386,639

Change in net unrealized appreciation (depreciation) on investments	(68,890)

Net realized and unrealized gain (loss)	317,749

Net increase (decrease) in net assets resulting from operations	$1,214,921

4	See accompanying notes to the financial statements.

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$897,172	$1,400,258
Net realized gain (loss)	386,639	127,935
Change in net unrealized appreciation (depreciation)	(68,890)	31,094

Net increase (decrease) in net assets from operations	1,214,921	1,559,287

Distributions to shareholders from:
Net investment income	(897,172)	(1,400,258)
Net realized gains	(501,512)	(95,016)

	(1,398,684)	(1,495,274)

Net share transactions (Note 9):	241,972,379	1,268,413,134

Total increase (decrease) in net assets	241,788,616	1,268,477,147

Net assets:
Beginning of period	1,814,553,077	546,075,930

End of period	$2,056,341,693	$1,814,553,077

See accompanying notes to the financial statements.	5

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Financial Highlights

(For a share outstanding throughout the period)

	Year Ended February 28/29,				Period from March 17, 2009 (commencement of operations) through February 28, 2010
	2012		2011
Net asset value, beginning of period	$25.00		$25.00		$25.00

Income (loss) from investment operations:
Net investment income (loss)†	0.01		0.03		0.04
Net realized and unrealized gain (loss)	0.01		0.00	(a)	0.02

Total from investment operations	0.02		0.03		0.06

Less distributions to shareholders:
From net investment income	(0.01)		(0.03)		(0.05)
From net realized gains	(0.01)		(0.00	)(b)	(0.01)

Total distributions	(0.02)		(0.03)		(0.06)

Net asset value, end of period	$25.00		$25.00		$25.00

Total Return(c)	0.07%		0.15%		0.25	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,056,342		$1,814,553		$546,076
Net expenses to average daily net assets	0.00	%(d)(e)	0.00	%(d)	0.00	%(d)*
Net investment income (loss) to average daily net assets	0.04%		0.13%		0.18	%*
Portfolio turnover rate(f)	0%		0%		0	%**
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets	0.10%		0.11%		0.12	%*

(a)	Net realized and unrealized gain (loss) was less than $0.01 per share.
(b)	Distributions from net realized gains were less than $0.01 per share.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assume the effect of reinvested distribution. Without the waivers, total returns would have been (0.01%), 0.07% and 0.17%, respectively for the fiscal year and/or period ended February 29, 2012, February 28, 2011 and February 28, 2010.
(d)	Total net expenses were less than 0.01% to average daily net assets.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Portfolio turnover rate calculation excludes short-term investments.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

6	See accompanying notes to the financial statements.

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO U.S. Treasury Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks liquidity and safety of principal with current income as a secondary objective. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Direct U.S. Treasury Obligations and repurchase agreements collateralized by these Obligations. “Direct U.S. Treasury Obligations” include U.S. Treasury bills, bonds and notes and other securities issued by the U.S. Treasury, as well as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and other zero-coupon securities. The Manager normally seeks to maintain an interest rate duration of one year or less for the Fund’s portfolio.

The Fund may also enter into repurchase agreements, under which the Fund purchases a security backed by the full faith and credit of the U.S. government from a seller who simultaneously commits to repurchase, on an agreed upon date in the future, the security from the Fund at the original purchase price plus an agreed upon amount representing the original purchase price plus interest. The counterparties in repurchase agreements are typically broker-dealers and banks, and the safety of the arrangement is dependent on, among other things, the Fund having an interest in the security that can be realized in the event of the insolvency of the counterparty.

In addition to Direct U.S. Treasury Obligations, the Fund may invest in other fixed-income securities that are backed by the full faith and credit of the U.S. government, such as guaranteed securities issued by the Government National Mortgage Association (“GNMA”) and the Federal Deposit Insurance Corporation (“FDIC”). For cash management purposes, the Fund may invest in unaffiliated money market funds.

Although the fixed-income securities purchased by the Fund normally will have a stated or remaining maturity of one year or less, Direct U.S. Treasury Obligations purchased pursuant to repurchase agreements may not, and, therefore, if the counterparty to the repurchase agreement defaults, the Fund may end up owning a security with a stated or remaining maturity of more than one year.

The Fund is not a money market fund and is not subject to the duration, quality, diversification and other requirements applicable to money market funds.

In selecting U.S. Treasury securities for the Fund’s portfolio, the Manager focuses primarily on the relative attractiveness of different obligations (such as bonds, notes or bills), which can vary depending on the

7

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

general level of interest rates as well as supply/demand imbalances and other market conditions. The Fund’s benchmark is the Citigroup 3 Month Treasury Bill Index.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will genrally use a prior days’ quote to value that debt instrument. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

8

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs such as U.S. Treasury Obligations having sixty days or less to final maturity were valued using amortized cost.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Short-Term Investments	$1,213,811,862	$840,943,088	$—	$2,054,754,950

Total Investments	1,213,811,862	840,943,088	—	2,054,754,950

Total	$1,213,811,862	$840,943,088	$—	$2,054,754,950

At February 29, 2012, the Fund’s investments in U.S. Treasury Obligations having sixty days or less to final maturity were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, as the value is not obtained

9

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

from a quoted price in an active market. Securities valued at amortized cost are considered to be valued using Level 2 inputs.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

On both February 29, 2012 and February 28, 2011, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the year.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes.

The Fund’s policy is to declare distributions from net investment income daily, and will pay distributions on the first business day following the end of each month in which distributions were declared. The Fund’s policy is to declare and pay distributions from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net

10

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended February 29, 2012, there were no significant adjustments due to differences between U.S. GAAP and tax accounting.

The tax character of distributions declared to shareholders is as follows:

	February 29, 2012	February 28, 2011
Ordinary income (including any net short-term capital gain)	$1,398,684	$1,495,274

Total distributions	$1,398,684	$1,495,274

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 29, 2012, certain tax attributes consisted of the following:

Certain Tax Attributes:
Post-October capital loss deferral	$(16,464)

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,054,826,986	$—	$(72,036)	$(72,036)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012 the Fund did not have any unrecognized tax benefits in the financial statements. For

11

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2010 through the year ended February 29,2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant share purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds.

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Fixed Income Securities — Typically, the market value of the Fund’s U.S. Treasury and other fixed income securities will decline during periods of rising interest rates, and yields on the Fund’s securities may equal or approach zero under some market conditions.

12

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Credit Risk — Securities issued by the U.S. Treasury or U.S. government agencies generally present minimal credit risk. However, a security backed by the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate.

• Focused Investment Risk — Focusing investments in a particular type of security (e.g., Direct U.S. Treasury Obligations) creates additional risk.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

4.	Derivative financial instruments

At February 29, 2012, the Fund held no derivative financial instruments.

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.08% of average daily net assets. The Manager has voluntarily agreed to waive the Fund’s management fee and to reimburse the Fund to the extent the Fund’s total annual operating expenses exceed 0.00% of the Fund’s average daily net assets. The Manager may change or terminate these voluntary waivers and reimbursements at any time, and these voluntary waivers and reimbursements are in addition to the Manager’s contractual expense reimbursement agreement described below. During any period for which these voluntary waivers and reimbursements are in effect, the Fund will incur management fees at an annual rate lower than 0.08% of the Fund’s average daily net assets, and, as a result, total annual operating expenses after expense reimbursement for the Fund will be lower.

The Manager has contractually agreed to reimburse the Fund and/or waive its fees in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio

13

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

exceeds 0.08% of the Fund’s average daily net assets. This agreement will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $32,263 and $14,933, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

6.	Purchases and sales of securities

There were no purchases or sales of securities, excluding short-term investments, for the year ended February 29, 2012.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, 71.32% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund’s outstanding shares. Each of the shareholders are other funds of the Trust. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, 0.24% of the shares of the Fund were held by senior management of the Manager and GMO Trust officers and 99.71% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

14

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
	Shares	Amount	Shares	Amount
Shares sold	221,793,362	$5,546,537,229	167,092,973	$4,177,381,162
Shares issued to shareholders in reinvestment of distributions	26,809	670,323	43,739	1,093,488
Shares repurchased	(212,143,296)	(5,305,235,173)	(116,400,442)	(2,910,061,516)

Net increase (decrease)	9,676,875	$241,972,379	50,736,270	$1,268,413,134

15

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of GMO U.S. Treasury Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Treasury Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

16

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table below for each class provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

17

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *
1) Actual	0.00%	$1,000.00	$999.90	$0.00
2) Hypothetical	0.00%	$1,000.00	$1,024.86	$0.00

*	Annualized net expense ratios are less than 0.01%.
**	Expenses are calculated using the annualized net expense ratio for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

18

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

The Fund hereby designates $897,172 and $501,512 (unless determined to be different) as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 29, 2012.

Of the ordinary income distributions made by the Fund during the fiscal year ended February 29, 2012, 67.48% is derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

19

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 –March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

20

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 –2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).
Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

21

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.
[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

22

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President-Law and Clerk	Chief Legal Officer since October 2010; Vice President-Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 – present), Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

23

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

24

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO World Opportunities Equity Allocation Fund returned +3.1% for the fiscal year ended February 29, 2012, as compared with -1.7% for the Fund’s benchmark, the MSCI World Index.

Underlying fund implementation was positive, adding 4.9%, as GMO Quality Fund and GMO International Growth Equity Fund outperformed their respective benchmarks during the period.

Asset allocation detracted 0.1% from relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in

GMO World Opportunities Equity Allocation Fund Class III Shares and the

MSCI World Index

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2012. All information is unaudited.

MSCI	data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	95.9%
Short-Term Investments	2.8
Preferred Stocks	0.3
Forward Currency Contracts	0.1
Futures Contracts	0.1
Investment Funds	0.1
Swap Agreements	0.0	^
Rights/Warrants	0.0	^
Other	0.7

	100.0%

*	The table above shows indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

Country / Region Summary**	% of Investments
United States	45.3%
Japan	15.3
United Kingdom	12.7
France	5.7
Switzerland	4.4
Germany	3.9
Italy	2.5
Spain	2.3
Netherlands	1.5
Australia	1.3
Canada	1.2
Singapore	0.9
Hong Kong	0.7
Belgium	0.5
Sweden	0.3
Denmark	0.3
Austria	0.3
Ireland	0.3
Finland	0.2

1

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Investments Concentration Summary — (Continued)

February 29, 2012 (Unaudited)

Country / Region Summary**	% of Investments
New Zealand	0.2
Greece	0.1
Norway	0.1
Israel	0.0	^
Portugal	0.0	^

	100.0%

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes explosure through forward currency contracts.

^	Rounds to 0.0%.

2

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Shares / Par Value ($)	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
4,866,296	GMO Currency Hedged International Equity Fund, Class III	107,204,495
2,606,614	GMO Flexible Equities Fund, Class VI	49,265,004
6,445,615	GMO International Growth Equity Fund, Class IV	146,508,832
13,581,060	GMO International Intrinsic Value Fund, Class IV	276,646,189
23,343,133	GMO Quality Fund, Class VI	546,462,743
8,377,225	GMO U.S. Core Equity Fund, Class VI	109,071,465

	TOTAL MUTUAL FUNDS (COST $1,070,701,455)	1,235,158,728

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
29,468	State Street Eurodollar Time Deposit, 0.01%, due 03/01/12	29,468

	TOTAL SHORT-TERM INVESTMENTS (COST $29,468)	29,468

	TOTAL INVESTMENTS — 100.0% (Cost $1,070,730,923)	1,235,188,196
	Other Assets and Liabilities (net) — (0.0%)	(45,584)

	TOTAL NET ASSETS — 100.0%	$1,235,142,612

See accompanying notes to the financial statements.	3

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments in affiliated issuers, at value (cost $1,070,701,455) (Notes 2 and 10)	$1,235,158,728
Investments in unaffiliated issuers, at value (cost $29,468) (Note 2)	29,468
Receivable for expenses reimbursed by Manager (Note 5)	4,437

Total assets	1,235,192,633

Liabilities:
Payable to affiliate for (Note 5):
Trustees and Trust Officers or agents unaffiliated with the Manager	3,133
Accrued expenses	46,888

Total liabilities	50,021

Net assets	$1,235,142,612

Net assets consist of:
Paid-in capital	$1,353,965,223
Distributions in excess of net investment income	(3,235)
Accumulated net realized loss	(283,276,649)
Net unrealized appreciation	164,457,273

$1,235,142,612

Net assets attributable to:
Class III shares	$1,235,142,612

Shares outstanding:
Class III	63,384,103

Net asset value per share:
Class III	$19.49

4	See accompanying notes to the financial statements.

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Dividends from affiliated issuers (Note 10)	$25,084,898
Interest	4

Total investment income	25,084,902

Expenses:
Custodian, fund accounting agent and transfer agent fees	52,163
Legal fees	35,085
Audit and tax fees	25,575
Trustees fees and related expenses (Note 5)	18,968
Registration fees	2,350
Miscellaneous	23,648

Total expenses	157,789
Fees and expenses reimbursed by Manager (Note 5)	(130,313)
Expense reductions (Note 2)	(180)

Net expenses	27,296

Net investment income (loss)	25,057,606

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(93,267,895)
Realized gains distributions from affiliated issuers (Note 10)	3,561,101

Net realized gain (loss)	(89,706,794)

Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	100,083,265

Net realized and unrealized gain (loss)	10,376,471

Net increase (decrease) in net assets resulting from operations	$35,434,077

See accompanying notes to the financial statements.	5

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$25,057,606	$17,971,383
Net realized gain (loss)	(89,706,794)	(57,573,804)
Change in net unrealized appreciation (depreciation)	100,083,265	224,406,335

Net increase (decrease) in net assets from operations	35,434,077	184,803,914

Distributions to shareholders from:
Net investment income
Class III	(25,283,398)	(17,986,274)

Net share transactions (Note 9):
Class III	9,949,200	(11,614,518)

Total increase (decrease) in net assets	20,099,879	155,203,122

Net assets:
Beginning of period	1,215,042,733	1,059,839,611

End of period (including distributions in excess of net investment income of $3,235 and $0, respectively)	$1,235,142,612	$1,215,042,733

6	See accompanying notes to the financial statements.

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$19.32	$16.74	$12.29	$21.71	$24.25

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.40	0.28	0.42	0.53	0.43
Net realized and unrealized gain (loss)	0.18	2.59	4.47	(8.50)	0.01 (b)

Total from investment operations	0.58	2.87	4.89	(7.97)	0.44

Less distributions to shareholders:
From net investment income	(0.41)	(0.29)	(0.44)	(0.54)	(1.10)
From net realized gains	—	—	—	(0.91)	(1.88)

Total distributions	(0.41)	(0.29)	(0.44)	(1.45)	(2.98)

Net asset value, end of period	$19.49	$19.32	$16.74	$12.29	$21.71

Total Return(c)	3.14%	17.19%	39.64%	(38.63)%	0.72%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,235,143	$1,215,043	$1,059,840	$698,525	$944,374
Net expenses to average daily net assets(d)(e)(f)	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income (loss) to average daily net assets(a)	2.11%	1.61%	2.64%	2.89%	1.72%
Portfolio turnover rate	27%	20%	16%	35%	20%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%	0.01%	0.02%	0.01%	0.01%
Purchase premiums and redemption fees consisted of the following per share amounts:†	—	—	—	$0.00 (g)	$0.00 (g)

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	Net expenses to average daily net assets were less than 0.01%.
(f)	The net expense ratio does not include the effect of expense reductions (Note 2).
(g)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	7

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO World Opportunities Equity Allocation Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks total return greater than that of its benchmark, the MSCI World Index. The Fund is a fund of funds and invests primarily in shares of the GMO International Equity Funds and the GMO U.S. Equity Funds. The Fund also may invest in shares of other GMO Funds, including the GMO Fixed Income Funds, GMO Alpha Only Fund and GMO Alternative Asset Opportunity Fund (GMO Funds in which the Fund invests are collectively referred to as “underlying funds”). In addition, the Fund may hold securities directly. Although the Fund’s primary exposure is to foreign and U.S. equity investments (which may include emerging country equities, both growth and value style equities and equities of any market capitalization), the Fund also may have exposure to foreign and U.S. fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), the investment returns of commodities and, from time to time, other alternative asset classes. Under normal circumstances, the Fund invests (including through investment in the underlying funds) at least 80% of its assets in equity investments. The term “equity investments” refers to direct and indirect (e.g., through the underlying funds) investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities and depositary receipts.

The Manager uses multi-year forecasts of relative value and risk among asset classes (e.g., U.S. equity, foreign equity, emerging country equity, emerging country debt, foreign fixed income, U.S. fixed income and commodities) to select the underlying funds in which the Fund invests and to decide how much to invest in each. The Manager changes the Fund’s holdings of underlying funds in response to changes in its investment outlook and market valuations and may use redemption/purchase activity to rebalance the Fund’s investments.

For cash management purposes, the Fund may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Fund normally does not take temporary defensive positions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO’s website at www.gmo.com.

8

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows: Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.

The foregoing pricing methodologies are modified for the fair value of equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund, either directly or through investments in the underlying funds, that were valued using fair value prices obtained from an independent pricing service as of February 29, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below and as described in the disclosures of the underlying funds.

9

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Security Type	Percentage of Net Assets of the Fund
Equity Securities	50.2%
Futures Contracts	0.2%
Swap Agreements	(0.1)%

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

10

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds	$1,235,158,728	$—	$—	$1,235,158,728
Short-Term Investments	29,468	—	—	29,468

Total Investments	1,235,188,196	—	—	1,235,188,196

Total	$1,235,188,196	$—	$—	$1,235,188,196

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

On both February 29, 2012 and February 28, 2011, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from

11

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, losses on wash sale transactions and post-October capital losses.

The tax character of distributions declared to shareholders is as follows:

	February 29, 2012	February 28, 2011
Ordinary income (including any net short-term capital gain)	$25,283,398	$17,986,274

Total distributions	$25,283,398	$17,986,274

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 29, 2012, certain tax attributes consisted of the following:

Certain Tax Attributes:
Capital loss carryforwards	$(143,833,536)
Post-October capital loss deferral	$(30,472,875)
Late-year ordinary loss deferral	$(3,235)

As of February 29, 2012, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Due to recent tax law changes, net capital losses recognized in taxable years beginning after February 28, 2011 shall be carried forward indefinitely and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses realized in years beginning prior to February 28, 2011. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Utilization of the capital loss carryforwards, post-October capital losses, and losses realized subsequent to February 29, 2012, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Fund’s capital loss carryforwards expire as follows:

	Short-Term	Long-Term	Total
February 28, 2018	$(27,174,228)	Not Applicable	$(27,174,228)
February 28, 2019	(33,655,279)	Not Applicable	(33,655,279)
No Expiration Date	—	$(83,004,029)	(83,004,029)

Total	$(60,829,507)	$(83,004,029)	$(143,833,536)

12

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,179,701,160	$55,487,036	$—	$55,487,036

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2009 through February 29, 2012.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the

13

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the 1940 Act and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified. Selected risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If an underlying fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. An underlying fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund and the underlying funds normally do not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers.

14

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

15

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Commodities Risk — To the extent an underlying fund has exposure to global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies, or that the U.S. dollar will decline in value relative to the foreign currency being hedged.

• Leveraging Risk — The use of reverse repurchase agreements and other derivatives and securities lending may cause the Fund’s portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Real Estate Risk — To the extent an underlying fund concentrates its assets in real estate-related investments, the value of its portfolio is subject to factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.

• Short Sales Risk — The Fund runs the risk that an underlying fund’s loss on a short sale of securities that the underlying fund does not own is unlimited.

• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Natural Resources Risk — The Fund may invest in GMO Resources Fund (“Resources Fund”), another fund of GMO Trust. Resources Fund concentrates its investments in the natural resources sector, and so is

16

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

subject to greater risks than a fund that invests in a wider variety of industries. Resources Fund is particularly exposed to adverse developments affecting issuers in the natural resources sector. In addition, the securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand factors. As a result, companies in the natural resources sector often have limited pricing power over supplies or for the products they sell which can affect their profitability. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, the natural resources sector can be especially affected by events relating to international political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, the natural resource sector can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Resources Fund’s concentration in the securities of companies with substantial natural resource assets will expose it to the price movements of natural resources to a greater extent than a more broadly diversified mutual fund. Because Resources Fund invests primarily in this economic sector, there is the risk that the Fund will perform poorly during an economic downturn or a slump in demand for natural resources.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

4.	Derivative financial instruments

At February 29, 2012, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.

5.	Fees and other transactions with affiliates

The Manager decides how to allocate the assets of the Fund among underlying funds. The Manager does not charge the Fund a management fee or shareholder service fee, but it receives management and shareholder service fees from the underlying funds in which the Fund invests. Because those fees vary from fund to fund, the levels of indirect net expenses set forth below are affected by the Manager’s asset allocation decisions.

17

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Manager has contractually agreed to reimburse the Fund in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including certain other expenses) exceeds 0.00% of the Fund’s average daily net assets. This agreement will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $18,968 and $8,508, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2012, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.427%	0.072%	0.499%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 29, 2012 aggregated $343,448,751 and $330,173,756, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, 34.88% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

18

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

As of February 29, 2012, less than 0.01% of the shares of the Fund were held by senior management of the Manager and GMO Trust officers and none of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
Class III:	Shares	Amount	Shares	Amount
Shares sold	4,230,014	$78,755,526	4,301,923	$76,033,694
Shares issued to shareholders in reinvestment of distributions	1,315,879	23,949,004	920,278	17,052,753
Shares repurchased	(5,049,694)	(92,755,330)	(5,636,673)	(104,700,965)

Net increase (decrease)	496,199	$9,949,200	(414,472)	$(11,614,518)

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 29, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Currency Hedged International Equity Fund, Class III	$—	$100,850,808	$—	$742,052	$810,195	$107,204,495
GMO Emerging Markets Fund, Class VI	36,098,808	3,411,279	30,918,432	12,287	2,750,906	—
GMO Flexible Equities Fund, Class VI	13,135,642	37,487,546	1,990,803	—	—	49,265,004
GMO International Growth Equity Fund, Class IV	308,748,264	11,270,276	151,187,919	3,494,948	—	146,508,832
GMO International Intrinsic Value Fund, Class IV	308,871,163	90,932,480	88,636,571	9,265,400	—	276,646,189
GMO Quality Fund, Class VI	438,782,086	92,779,460	42,368,457	9,401,582	—	546,462,743
GMO U.S. Core Equity Fund, Class VI	109,432,403	6,716,902	15,071,574	2,168,629	—	109,071,465

Totals	$1,215,068,366	$343,448,751	$330,173,756	$25,084,898	$3,561,101	$1,235,158,728

19

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of GMO World Opportunities Equity Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO World Opportunities Equity Allocation Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

20

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including indirect management fees, indirect shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

21

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *

Class III
1) Actual	0.50%	$1,000.00	$1,069.60	$2.57
2) Hypothetical	0.50%	$1,000.00	$1,022.38	$2.51

*	Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

22

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2012 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2012 income tax forms in early 2013.

For the year ended February 29, 2012, the Fund expects to elect to treat foreign taxes of $1,541,821, attributed to foreign source income of $15,164,014 from certain of its underlying investments, as if incurred directly by the Fund’s shareholders.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 43.85% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 29, 2012 qualified for the dividends-received deduction.

23

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.
Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

24

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief Financial Officer, GMO Series Trust (May 2011 – present); Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

25

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

26

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, GMO Series Trust (August 2011 – present); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President-Law and Clerk	Chief Legal Officer since October 2010; Vice President-Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President (November 2011 – present), Chief Legal Officer (September 2011 – present), Clerk (May 2011 – present), GMO Series Trust; Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

27

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

28

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Annual Report

February 29, 2012

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a private placement memorandum, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The private placement memorandum can be obtained by calling 1-617-346-7646 (collect).

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO World Opportunity Overlay Fund returned +5.8% for the fiscal year ended February 29, 2012, as compared with +0.6% for the J.P. Morgan U.S. 3 Month Cash Index.

The Fund outperformed the benchmark during the fiscal year by 5.3%. All of the Fund’s outperformance was due to the Fund’s derivative overlay strategies (largely interest-rate swaps, exchange-traded futures, and, to a lesser extent, currency options and forwards) during the fiscal year. In particular, the Fund’s main yield curve strategy added value, aided by flattening yield curves in most markets.

The Fund’s asset-backed securities holdings detracted during the fiscal year. While many asset-backed securities performed well during the fiscal year, spreads on U.S. government guaranteed student loans widened in connection with the U.S. Treasury downgrade. Further, subprime mortgages were impacted negatively throughout the fiscal year. The Fund’s asset-backed holdings experienced credit downgrades during the fiscal year: The Fund had 22 securities downgraded during the fiscal year, representing about 7% of its market value from the beginning of the fiscal year. At fiscal year-end, about 23% of the Fund’s asset-backed holdings were rated AAA and 35% of the asset-backed holdings were rated below BBB.

The Fund’s duration at fiscal year-end was 0.1 years.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in

GMO World Opportunity Overlay Fund and the J.P. Morgan U.S. 3 Month Cash Index

As of February 29, 2012

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, please call (617) 330-7500. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2012. All information is unaudited.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 29, 2012 (Unaudited)

Asset Class Summary	% of Total Net Assets
Debt Obligations	94.2%
Short-Term Investments	16.7
Options Purchased	1.7
Written Options	0.0 ^
Swaps	(5.7)
Reverse Repurchase Agreements	(5.6)
Other	(1.3)

100.0%

Industry Summary	% of Debt Obligations
U.S. Government & Agencies	68.9%
Residential Asset-Backed Securities (United States)	8.9
Foreign Government Obligations	6.0
CMBS	3.5
Residential Mortgage-Backed Securities (European)	2.6
Credit Cards	1.6
Business Loans	1.5
Insured Auto Financing	1.3
Residential Mortgage-Backed Securities (Australian)	1.1
Auto Financing	0.8
Insured Other	0.7
Insured Residential Asset-Backed Securities (United States)	0.7
CMBS Collateralized Debt Obligations	0.6
Corporate Collateralized Debt Obligations	0.6
Insured Transportation	0.4
Student Loans	0.4
Insured Time Share	0.3
Insured Residential Mortgage-Backed Securities (United States)	0.1

100.0%

^	Rounds to 0.0%.

1

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 94.2%

	Asset-Backed Securities — 23.6%
	Auto Financing — 0.7%
4,747,507	Carmax Auto Owner Trust, Series 08-2, Class A4B, 1 mo. LIBOR + 1.65%, 1.90%, due 08/15/13	4,770,295
761,466	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	762,761
307,405	Merrill Auto Trust Securitization, Series 07-1, Class A4, 1 mo. LIBOR + .06%, 0.31%, due 12/15/13	307,344
311,256	Merrill Auto Trust Securitization, Series 08-1, Class A4B, 1 mo. LIBOR + 2.20%, 2.45%, due 04/15/15	311,629

	Total Auto Financing	6,152,029

	Business Loans — 1.4%
1,191,071	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.61%, due 01/25/35	929,036
1,697,684	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.63%, due 01/25/36	1,111,983
8,383,897	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.54%, due 12/25/37	6,204,084
1,215,452	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.49%, due 11/15/33	996,671
1,441,456	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.49%, due 02/25/30	1,231,940
976,588	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.49%, due 09/25/30	740,781
1,212,842	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.09%, due 10/25/37	985,676

	Total Business Loans	12,200,171

	CMBS — 3.3%
2,460,279	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, 1 mo. LIBOR + .12%, 0.37%, due 07/15/44	2,441,827
11,500,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.38%, due 12/15/20	10,580,000

2	See accompanying notes to the financial statements.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	CMBS — continued
1,261,020	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	1,261,020
2,735,992	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, 5.33%, due 03/10/44	2,735,992
2,944,919	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	2,981,270
3,550,553	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.62%, due 05/12/39	3,550,553
1,216,455	Morgan Stanley Capital I, Series 06-IQ11, Class A3, 5.70%, due 10/15/42	1,243,654
3,987,220	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.34%, due 09/15/21	3,787,859

	Total CMBS	28,582,175

	CMBS Collateralized Debt Obligations — 0.6%
6,777,455	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.29%, due 11/23/52	67,774
54,028	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .32%, 0.56%, due 08/26/30	53,893
6,063,062	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.57%, due 05/25/46	4,850,450

	Total CMBS Collateralized Debt Obligations	4,972,117

	Corporate Collateralized Debt Obligations — 0.5%
4,800,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.85%, due 06/20/13	4,675,200

	Credit Cards — 1.5%
7,700,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.50%, due 09/15/17	7,717,402
3,900,000	Discover Card Master Trust I, Series 05-4, Class A2, 1 mo. LIBOR + .09%, 0.34%, due 06/16/15	3,899,391
900,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.38%, due 02/15/17	894,753

	Total Credit Cards	12,511,546

See accompanying notes to the financial statements.	3

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	Insured Auto Financing — 1.2%
1,025,431	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.06%, due 06/06/14	1,025,094
2,525,617	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.76%, due 03/08/16	2,517,535
6,828,480	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.45%, due 07/14/14	6,856,477

	Total Insured Auto Financing	10,399,106

	Insured Other — 0.7%
2,592,148	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.45%, due 09/15/41	2,287,369
2,001,421	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.45%, due 12/15/41	1,774,228
1,631,680	TIB Card Receivables Fund, Series 2005-B,144A, FGIC, 3 mo. LIBOR + .25%, 0.83%, due 01/05/14	1,337,977
9,200,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	598,000

	Total Insured Other	5,997,574

	Insured Residential Asset-Backed Securities (United States)¿— 0.7%
6,824,719	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.66%, due 07/25/34	5,596,270

	Insured Residential Mortgage-Backed Securities (United States) — 0.1%
727,053	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.43%, due 11/25/35	664,163

	Insured Time Share — 0.3%
234,984	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.40%, due 05/20/18	233,769
2,092,408	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.25%, due 09/20/19	2,040,439

	Total Insured Time Share	2,274,208

4	See accompanying notes to the financial statements.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	Insured Transportation — 0.4%
3,389,871	CLI Funding LLC, Series 06-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .18%, 0.43%, due 08/18/21	3,122,919

	Residential Asset-Backed Securities (United States)¿— 8.4%
9,309,986	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.42%, due 10/25/36	2,792,996
1,056,616	ACE Securities Corp., Series 06-CW1, Class A2B, 1 mo. LIBOR + .10%, 0.34%, due 07/25/36	1,030,201
10,515,784	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.40%, due 05/25/36	5,586,510
359,316	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.33%, due 06/25/36	332,367
716,759	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.56%, due 09/25/35	229,363
1,797,344	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.34%, due 06/25/36	265,108
1,954,166	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.41%, due 06/25/36	268,698
1,076,942	ACE Securities Corp., Series 06-SL4, Class A1, 1 mo. LIBOR + .12%, 0.36%, due 09/25/36	207,311
4,207,445	ACE Securities Corp., Series 07-ASL1, Class A2, 1 mo. LIBOR + .17%, 0.45%, due 12/25/36	525,931
1,072,527	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.31%, due 11/25/36	321,758
9,588,343	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 07/25/36	2,567,878
5,449,313	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.35%, due 09/25/36	1,735,606
1,796,595	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.43%, due 03/25/36	601,859
1,957,892	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 06/25/36	535,973
2,488,273	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.39%, due 10/25/36	1,561,392
4,189,618	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.46%, due 05/25/37	3,435,487

See accompanying notes to the financial statements.	5

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	Residential Asset-Backed Securities (United States)¿— continued
3,454,071	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.24%, due 02/28/40	2,072,443
2,334,642	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.35%, due 11/25/36	1,465,688
5,400,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.44%, due 11/25/36	591,300
720,573	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.56%, due 02/25/37	114,499
1,678,694	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.40%, due 06/25/36	1,351,349
2,600,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.40%, due 12/25/36	910,000
6,600,000	Citigroup Mortgage Loan Trust, Inc., Series 06-WFH4, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 11/25/36	4,884,000
7,877,827	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.38%, due 02/25/37	6,046,233
4,153,584	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.40%, due 08/25/36	1,079,932
924,547	Household Home Equity Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .31%, 0.56%, due 01/20/35	790,198
352,101	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.54%, due 01/20/35	308,308
6,085,367	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.36%, due 12/25/36	1,856,037
216,595	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.49%, due 10/25/35	205,766
3,306,217	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.39%, due 03/25/36	1,454,735
2,660,892	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 06/25/36	957,921
5,461,195	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 08/25/36	1,665,664
3,017,850	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.40%, due 10/25/36	1,056,247
1,177,822	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.56%, due 03/25/36	141,339

6	See accompanying notes to the financial statements.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($)	Description	Value ($)

	Residential Asset-Backed Securities (United States)¿— continued
2,259,487	Merrill Lynch Mortgage Trust, Series 06-SD1, Class A, 1 mo. LIBOR + .28%, 0.52%, due 01/25/47	1,229,839
2,203,148	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 11/25/36	616,881
8,800,000	Nationstar Home Equity Loan Trust, Series 06-B, Class AV3, 1 mo. LIBOR + .17%, 0.41%, due 09/25/36	7,180,250
9,100,000	Nomura Home Equity Loan, Inc., Series 06-HE3, Class 2A3, 1 mo. LIBOR + .15%, 0.39%, due 07/25/36	3,466,531
1,475,773	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.50%, due 12/25/35	799,869
2,727,465	Saxon Asset Securities Trust, Series 06-3, Class A2, 1 mo. LIBOR + .11%, 0.35%, due 10/25/46	2,536,543
9,100,000	Securitized Asset-Backed Receivables LLC Trust, Series 06-HE1, Class A2C, 1 mo. LIBOR + .16%, 0.40%, due 07/25/36	3,157,700
2,600	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, 1 mo. LIBOR + .29%, 0.53%, due 10/25/36	2,587
242,170	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, 1 mo. LIBOR + .26%, 0.50%, due 10/25/35	235,268
877,927	Soundview Home Equity Loan Trust, Series 07-NS1, Class A1, 1 mo. LIBOR + .12%, 0.36%, due 01/25/37	804,127
3,600,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 06/25/37	1,674,000
1,313,394	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.44%, due 01/25/36	1,050,715
411,256	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.82%, due 11/25/35	344,427

	Total Residential Asset-Backed Securities (United States)	72,048,834

	Residential Mortgage-Backed Securities (Australian) — 1.0%
1,467,276	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.62%, due 07/20/38	1,425,190
3,646,439	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.94%, due 03/14/36	3,309,070
1,570,656	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.94%, due 12/08/36	1,429,297

See accompanying notes to the financial statements.	7

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($)		Description	Value ($)

		Residential Mortgage-Backed Securities (Australian) — continued
	911,044	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.59%, due 05/10/36	877,892
	2,109,150	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.56%, due 02/21/38	1,939,364

		Total Residential Mortgage-Backed Securities (Australian)	8,980,813

		Residential Mortgage-Backed Securities (European) — 2.4%
	6,163,695	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.67%, due 09/20/66	5,195,994
	3,817,063	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.68%, due 01/13/39	3,447,189
	2,278,885	Granite Master Issuer Plc, Series 06-3, Class A3, 1 mo. LIBOR + .04%, 0.29%, due 12/20/54	2,186,590
	3,756,610	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.60%, due 12/10/43	3,343,383
	2,736,606	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .22%, 0.72%, due 11/15/38	2,145,910
	2,493,863	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 0.65%, due 09/15/39	1,890,598
	2,700,000	Permanent Master Issuer Plc, Series 06-1, Class 5A, 3 mo. LIBOR + .11%, 0.68%, due 07/15/33	2,677,590

		Total Residential Mortgage-Backed Securities (European)	20,887,254

		Student Loans — 0.4%
	3,100,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.81%, due 01/25/24	3,022,500

		Total Asset-Backed Securities	202,086,879

		Foreign Government Obligations — 5.6%
GBP	25,000,000	U.K. Treasury Bond, 4.25%, due 12/07/46 (a)	48,176,431

		U.S. Government — 64.9%
	204,948,009	U.S. Treasury Inflation Indexed Note, 0.63%, due 04/15/13 (b)(c)	211,768,884
	55,394,731	U.S. Treasury Inflation Indexed Note, 2.00%, due 04/15/12 (b)(c)	55,853,455

8	See accompanying notes to the financial statements.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Par Value ($) / Principal Amount		Description	Value ($)

		U.S. Government — continued
	150,000,000	U.S. Treasury Note, 1.38%, due 01/15/13 (c)	151,540,950
	65,000,000	U.S. Treasury Strip Coupon, due 05/15/22	52,060,320
	105,000,000	U.S. Treasury Strip Coupon, due 08/15/22	83,235,810

		Total U.S. Government	554,459,419

		U.S. Government Agency — 0.1%
	800,000	U.S. Department of Transportation, 144A, 6.00%, due 12/07/21	898,600

		TOTAL DEBT OBLIGATIONS (COST $873,646,555)	805,621,329

		OPTIONS PURCHASED — 1.7%

		Currency Options — 0.0%
EUR	3,000,000	EUR Call/CHF Put, Expires 06/16/15, Strike 1.56 (OTC) (CP - JPMorgan Chase Bank, N.A.)	32,938

		Options on Interest Rate Swaps — 1.7%
USD	64,000,000	Swaption Straddle, Expires 04/10/18, Strike TBD Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 64,000,000 USD in which it will pay 3 month USD LIBOR and will receive a rate to be determined, maturing on April 12, 2023. (OTC) (CP - Morgan Stanley Capital Services, Inc.)	4,941,632
USD	64,000,000	Swaption Straddle, Expires 04/23/18, Strike TBD Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 64,000,000 USD in which it will pay 3 month USD LIBOR and will receive a rate to be determined, maturing on April 25, 2023. (OTC) (CP - Morgan Stanley Capital Services, Inc.)	4,916,480
USD	64,000,000	Swaption Straddle, Expires 05/01/18, Strike TBD Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 64,000,000 USD in which it will pay 3 month USD LIBOR and will receive a rate to be determined maturing on May 3, 2023. (OTC) (CP - Morgan Stanley Capital Services, Inc.)	4,894,912

		Total Options on Interest Rate Swaps	14,753,024

		TOTAL OPTIONS PURCHASED (COST $10,543,550)	14,785,962

See accompanying notes to the financial statements.	9

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2012

Shares / Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 16.7%

	Money Market Funds — 6.7%
41,950,006	State Street Institutional Liquid Reserve Fund-Institutional Class, 0.21% (d)	41,950,006
15,198,224	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (e)	15,198,224

	Total Money Market Funds	57,148,230

	U.S. Government — 10.0%
85,000,000	U.S. Treasury Bill, 0.08%, due 05/10/12 (f)	84,987,590

	TOTAL SHORT-TERM INVESTMENTS (COST $142,134,512)	142,135,820

	TOTAL INVESTMENTS — 112.6%
	(Cost $1,026,324,617)	962,543,111
	Other Assets and Liabilities (net) — (12.6%)	(107,367,307)

	TOTAL NET ASSETS — 100.0%	$855,175,804

A summary of outstanding financial instruments at February 29, 2012 is as follows:

Reverse Repurchase Agreements

Face Value		Description	Market Value

GBP	30,120,000	Barclays Bank PLC, 0.50%, dated 02/15/12, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 03/19/12.	$(47,926,561)

Average balance outstanding			$(43,456,740)
Average interest rate			(0.56)%
Maximum balance outstanding			$(48,647,471)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund has entered into reverse repurchase agreements.

10	See accompanying notes to the financial statements.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Written Options

A summary of open written option contracts for the Fund at February 29, 2012 is as follows:

Principal Amount		Expiration Date		Description	Premiums	Market Value
Call	(3,000,000)	6/14/2013	EUR	EUR Call/CHF Put, Strike 1.56%	$(1,097,998)	$(139,895)

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)
50,000,000	USD	12/20/2012	Morgan Stanley Capital Services LLC	(Pay)	1.93%	.330%	Reference security within CDX IG index	N/A		$(979,047)

96,449,886	USD	12/20/2012	Morgan Stanley Capital Services LLC	Receive	0.71%	.018%	Reference security within CDX IG index	96,449,886	USD	694,727

250,769,703	USD	12/20/2012	Morgan Stanley Capital Services LLC	Receive	0.71%	.010%	Reference security within CDX IG Index	250,769,703	USD	1,806,289

100,000,000	USD	12/20/2012	Morgan Stanley Capital Services LLC	(Pay)	1.20%	.052%	Reference security within CDX IG Index	N/A		(1,217,422)

										$304,547

							Premiums to (Pay) Receive			$—

^	Receive - Fund receives premium and sells credit protection.
(Pay) - Fund pays premium and buys credit protection.
(1)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of February 29, 2012, serve as an indicator of the current status of the payment/

See accompanying notes to the financial statements.	11

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
1,000,000,000	CHF	8/5/2012	Credit Suisse International	(Pay)	0.10%	3 Month CHF LIBOR	$(224,386)

225,000,000	CHF	8/5/2012	Deutsche Bank AG	(Pay)	0.10%	3 Month CHF LIBOR	(45,931)

1,500,000,000	CHF	8/5/2012	Merrill Lynch Capital Services	(Pay)	0.10%	3 Month CHF LIBOR	(319,479)

250,000,000	CHF	8/5/2012	Morgan Stanley Capital Services LLC	(Pay)	0.10%	3 Month CHF LIBOR	(60,372)

55,000,000	AUD	6/20/2014	Bank of America	(Pay)	3.75%	3 Month AUD BBSW	509,723

78,000,000	CAD	6/20/2014	Bank of America	Receive	1.00%	3 Month CAD BA’S	(543,225)

9,000,000	CHF	6/20/2014	Bank of America	Receive	0.25%	6 Month CHF LIBOR	25,420

100,000,000	EUR	6/20/2014	Bank of America	(Pay)	1.50%	6 Month EURIBOR	(1,544,925)

310,000,000	GBP	6/20/2014	Bank of America	(Pay)	1.50%	6 Month GBP LIBOR	(4,183,806)

81,000,000,000	JPY	6/20/2014	Bank of America	Receive	0.50%	6 Month JPY LIBOR	2,871,698

2,281,000,000	SEK	6/20/2014	Bank of America	Receive	1.75%	3 Month SEK STIBOR	(967,534)

218,000,000	AUD	6/20/2014	Barclays Bank PLC	Receive	3.75%	3 Month AUD BBSW	(2,020,357)

179,000,000	CHF	6/20/2014	Barclays Bank PLC	(Pay)	0.25%	6 Month CHF LIBOR	(505,585)

38,000,000	GBP	6/20/2014	Barclays Bank PLC	(Pay)	1.50%	6 Month GBP LIBOR	(512,854)

1,283,000,000	SEK	6/20/2014	Barclays Bank PLC	(Pay)	1.75%	3 Month SEK STIBOR	544,212

56,000,000	AUD	6/20/2014	Citibank N.A.	(Pay)	3.75%	3 Month AUD BBSW	518,991

23,400,000,000	JPY	6/20/2014	Citibank N.A.	Receive	0.50%	6 Month JPY LIBOR	829,602

565,000,000	CAD	6/20/2014	Deutsche Bank AG	(Pay)	1.00%	3 Month CAD BA’S	3,934,899

86,000,000	CHF	6/20/2014	Deutsche Bank AG	(Pay)	0.25%	6 Month CHF LIBOR	(242,907)

139,000,000	GBP	6/20/2014	Deutsche Bank AG	Receive	1.50%	6 Month GBP LIBOR	1,875,965

60,000,000	USD	6/20/2014	Deutsche Bank AG	(Pay)	1.00%	3 Month USD LIBOR	(459,207)

272,000,000	CHF	6/20/2014	Goldman Sachs International	(Pay)	0.25%	6 Month CHF LIBOR	(768,263)

91,000,000	EUR	6/20/2014	Goldman Sachs International	(Pay)	1.50%	6 Month EURIBOR	(1,405,881)

12	See accompanying notes to the financial statements.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

Interest Rate Swaps — (Continued)

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)

6,100,000,000	JPY	6/20/2014	Goldman Sachs International	Receive	0.50%	6 Month JPY LIBOR	$216,264

65,000,000	USD	5/15/2022	JPMorgan Chase Bank, N.A.	(Pay)	0.00%	3 Month USD LIBOR	(15,934,765)

14,000,000	AUD	6/20/2022	Bank of America	Receive	4.75%	6 Month AUD BBSW	(151,725)

18,000,000	CAD	6/20/2022	Bank of America	(Pay)	2.50%	3 Month CAD BA’S	(49,541)

2,000,000	CHF	6/20/2022	Bank of America	(Pay)	1.50%	6 Month CHF LIBOR	(87,721)

22,000,000	EUR	6/20/2022	Bank of America	Receive	3.00%	6 Month EURIBOR	1,761,276

69,000,000	GBP	6/20/2022	Bank of America	Receive	2.75%	6 Month GBP LIBOR	2,777,990

17,000,000,000	JPY	6/20/2022	Bank of America	(Pay)	1.25%	6 Month JPY LIBOR	(4,118,166)

528,000,000	SEK	6/20/2022	Bank of America	(Pay)	2.50%	3 Month SEK STIBOR	605,925

36,000,000	CHF	6/20/2022	Barclays Bank PLC	Receive	1.50%	6 Month CHF LIBOR	1,578,971

53,000,000	AUD	6/20/2022	Barclays Bank PLC	(Pay)	4.75%	6 Month AUD BBSW	574,388

8,000,000	GBP	6/20/2022	Barclays Bank PLC	Receive	2.75%	6 Month GBP LIBOR	322,086

268,000,000	SEK	6/20/2022	Barclays Bank PLC	Receive	2.50%	3 Month SEK STIBOR	(307,553)

14,000,000	AUD	6/20/2022	Citibank N.A.	Receive	4.75%	6 Month AUD BBSW	(151,725)

4,800,000,000	JPY	6/20/2022	Citibank N.A.	(Pay)	1.25%	6 Month JPY LIBOR	(1,162,776)

123,000,000	CAD	6/20/2022	Deutsche Bank AG	Receive	2.50%	3 Month CAD BA’S	338,533

19,000,000	CHF	6/20/2022	Deutsche Bank AG	Receive	1.50%	6 Month CHF LIBOR	833,346

31,000,000	GBP	6/20/2022	Deutsche Bank AG	(Pay)	2.75%	6 Month GBP LIBOR	(1,248,083)

13,000,000	USD	6/20/2022	Deutsche Bank AG	Receive	2.25%	3 Month USD LIBOR	117,000

58,000,000	CHF	6/20/2022	Goldman Sachs International	Receive	1.50%	6 Month CHF LIBOR	2,543,898

20,000,000	EUR	6/20/2022	Goldman Sachs International	Receive	3.00%	6 Month EURIBOR	1,601,160

1,200,000,000	JPY	6/20/2022	Goldman Sachs International	(Pay)	1.25%	6 Month JPY LIBOR	(290,694)

105,000,000	USD	8/15/2022	JPMorgan Chase Bank, N.A.	(Pay)	0.00%	3 Month USD LIBOR	(25,593,320)

25,000,000	GBP	12/7/2046	Merrill Lynch Capital Services	(Pay)	4.36%	6 Month GBP LIBOR	(10,436,538)

							$(48,955,972)

					Premiums to (Pay) Receive		$(4,511,792)

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

See accompanying notes to the financial statements.	13

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

As of February 29, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

BBSW - Bank Bill Swap Reference Rate

CAD BA - Canadian Bankers Acceptance Rate

CDO - Collateralized Debt Obligation

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

CMBS - Commercial Mortgage Backed Security

CP - Counterparty

EURIBOR - Euro Interbank Offered Rate

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

OTC - Over-the-Counter

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

STIBOR - Stockholm Interbank Offered Rate

TBD - To Be Determined

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

The rates shown on variable rate notes are the current interest rates at February 29, 2012, which are subject to change based on the terms of the security.

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

¿	These securities are primarily backed by subprime mortgages.

(a)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements (Note 2).

(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(c)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap contracts, forward currency contracts, and/or written options, if any.

(d)	The rate disclosed is the 7 day net yield as of February 29, 2012.

14	See accompanying notes to the financial statements.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2012

(e)	The rate disclosed is the 7 day net yield as of February 29, 2012. Note: Yield rounds to 0.00%.

(f)	The rate shown represents yield-to-maturity.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

SEK - Swedish Krona

USD - United States Dollar

See accompanying notes to the financial statements.	15

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2012

Assets:
Investments, at value (cost $1,026,324,617) (Note 2)	$962,543,111
Receivable for investments sold	50,677,911
Receivable for Fund shares sold	403,389
Interest receivable	1,702,938
Receivable for open swap agreements (Note 4)	26,882,363
Receivable for expenses reimbursed by Manager (Note 5)	18,096

Total assets	1,042,227,808

Liabilities:
Payable for investments purchased	58,824,914
Payable for Fund shares repurchased	403,389
Payable to affiliate for (Note 5):
Trustees and Trust Officers or agents unaffiliated with the Manager	2,264
Payable for variation margin on closed futures contracts (Note 4)	2,096,077
Interest payable for open swap agreements	1,981,670
Payable for open swap agreements (Note 4)	75,533,788
Payable for reverse repurchase agreements (Note 2)	47,926,561
Written options outstanding, at value (premiums $1,097,998) (Note 4)	139,895
Accrued expenses	143,446

Total liabilities	187,052,004

Net assets	$855,175,804

Shares outstanding:	35,635,339

Net asset value per share:	$24.00

16	See accompanying notes to the financial statements.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2012

Investment Income:
Interest	$13,719,873
Dividends	58,797

Total investment income	13,778,670

Expenses:
Interest expense	244,311
Custodian, fund accounting agent and transfer agent fees	158,980
Audit and tax fees	111,385
Legal fees	29,364
Trustees fees and related expenses (Note 5)	13,448
Miscellaneous	20,029

Total expenses	577,517
Fees and expenses reimbursed by Manager (Note 5)	(308,627)
Expense reductions (Note 2)	(663)

Net expenses	268,227

Net investment income (loss)	13,510,443

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(228,798)
Futures contracts	(50,662,894)
Written options	700,000
Swap agreements	49,743,169
Foreign currency, forward contracts and foreign currency related transactions	1,065,488

Net realized gain (loss)	616,965

Change in net unrealized appreciation (depreciation) on:
Investments	23,818,781
Futures contracts	28,954,010
Written options	(422,107)
Swap agreements	(18,375,274)
Foreign currency, forward contracts and foreign currency related transactions	(241,933)

Net unrealized gain (loss)	33,733,477

Net realized and unrealized gain (loss)	34,350,442

Net increase (decrease) in net assets resulting from operations	$47,860,885

See accompanying notes to the financial statements.	17

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$13,510,443	$15,510,599
Net realized gain (loss)	616,965	54,487,843
Change in net unrealized appreciation (depreciation)	33,733,477	(12,280,551)

Net increase (decrease) in net assets from operations	47,860,885	57,717,891

Net share transactions (Note 9):	(42,877,244)	(133,322,118)

Total increase (decrease) in net assets	4,983,641	(75,604,227)

Net assets:
Beginning of period	850,192,163	925,796,390

End of period	$855,175,804	$850,192,163

18	See accompanying notes to the financial statements.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Financial Highlights

(For a share outstanding throughout each period)

	Year Ended February 28/29,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$22.68		$21.30		$18.35		$25.68		$25.99

Income (loss) from investment operations:
Net investment income (loss)†	0.37		0.37		0.39		0.76		1.41
Net realized and unrealized gain (loss)	0.95		1.01		4.24		(8.09)		(1.72)

Total from investment operations	1.32		1.38		4.63		(7.33)		(0.31)

Less distributions to shareholders:
From cash distributions	—		—		(1.68)		—		—

Total distributions	—		—		(1.68)		—		—

Net asset value, end of period	$24.00		$22.68		$21.30		$18.35		$25.68

Total Return(a)	5.82%		6.48%		27.20%		(28.54)%		(1.19)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$855,176		$850,192		$925,796		$790,480		$1,478,176
Net operating expenses to average daily net assets(b)	0.00	%(c)	0.00	%(c)	0.00	%(c)	0.00%		0.00%
Interest expense to average daily net assets	0.03	%(d)	0.03	%(d)	0.05	%(d)	—		0.07	%(d)
Total net expenses to average daily net assets	0.03	%(c)	0.03	%(c)	0.05	%(c)	0.00	%(b)	0.07%
Net investment income (loss) to average daily net assets	1.59%		1.69%		1.98%		3.19%		5.38%
Portfolio turnover rate	46%		36%		55%		59%		41%
Fees and expenses reimbursed by the Manager to average daily net assets	0.04%		0.04%		0.04%		0.04%		0.02%
Redemption fees consisted of the following per share amounts:†	—		—		$0.00	(e)	$0.01		—

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b)	Ratio is less than 0.01%.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or payables owed to Lehman Brothers in connection with the termination of derivative contracts in 2008 is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(e)	There were no redemption fees during the period.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	19

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 29, 2012

1.	Organization

GMO World Opportunity Overlay Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

The Fund seeks total return greater than that of its benchmark, the J.P. Morgan U.S. 3 Month Cash Index. The Fund seeks to achieve its investment objective by using derivatives and direct investments in fixed income securities to seek to exploit misvaluations in global interest rate, credit and currency markets. The Fund’s direct investments in fixed income securities include U.S. and foreign asset-backed securities and other fixed income securities (including Separately Traded Registered Interest and Principal Securities (“STRIPS”), Inflation-Protected Securities issued by the U.S. Treasury (“TIPs”), Treasury Securities and global bonds).

The Fund seeks to achieve its investment objective by attempting to identify and estimate the relative misvaluation of global interest rate, credit and currency markets. Based on such estimates, the Fund establishes its positions across global interest rate, credit and currency markets. Derivative positions taken by the Fund are implemented primarily through interest rate swaps and/or futures contracts, currency forwards and/or options, and credit default swaps on single-issuers or indices. As a result of its derivative positions, the Fund typically will have a net notional value in excess of its net assets and will have a higher tracking error, along with concomitant volatility, relative to its benchmark. The Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivatives positions, and, as a result, the Fund may be leveraged in relation to its assets.

The Fund has a substantial investment in asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, the Fund may invest in government securities, corporate debt securities, money market instruments and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. The Fund’s fixed income securities may include all types of interest rate, payment and reset terms, including fixed rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

Because of the deterioration in credit markets that became acute in 2008, the Fund has and is expected to continue to have material exposure to below investment grade securities. If deemed prudent by the Manager, the Fund will take temporary defensive measures until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with the Fund’s

20

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

normal investment strategies. The Fund may not achieve its investment objective while it is taking temporary defensive measures. Because of the above-referenced deterioration in credit markets, the Fund has previously taken temporary defensive positions and has availed itself of the right to honor redemption requests in-kind.

Currently, shares of the Fund are not publicly offered and are principally available for purchase by other GMO Funds and certain other accredited investors.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Typically, the Fund values debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund. As of February 29, 2012, the total value of securities held for which no alternative pricing source was available represented 2.0% of the net assets of the Fund. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value.

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or, (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a prior days’ quote to value that debt instrument. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other

21

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. For the year ended February 29, 2012, the Fund did not reduce the value of any of its OTC derivatives contracts based on the creditworthiness of its counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Fair Value Measurements and Disclosures - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. The standard clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. The standard is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently evaluating the implications of the amendment and its impact on the financial statements.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs such as most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. The Fund also used third party valuation services (which use industry models and inputs from pricing vendors) to value certain credit default swaps.

22

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Level 3 – Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using quoted prices.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 29, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Debt Obligations
Asset-Backed Securities	$—	$14,011,871	$188,075,008	$202,086,879
Foreign Government Obligations	—	48,176,431	—	48,176,431
U.S. Government	151,540,950	402,918,469	—	554,459,419
U.S. Government Agency	—	898,600	—	898,600

TOTAL DEBT OBLIGATIONS	151,540,950	466,005,371	188,075,008	805,621,329

Options Purchased	—	14,785,962	—	14,785,962
Short-Term Investments	142,135,820	—	—	142,135,820

Total Investments	293,676,770	480,791,333	188,075,008	962,543,111

Derivatives *
Swap Agreements
Credit Risk	—	2,501,016	—	2,501,016
Interest Rate Risk	—	24,381,347	—	24,381,347

Total	$293,676,770	$507,673,696	$188,075,008	$989,425,474

23

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Derivatives *
Written Options
Foreign Currency Risk	$—	$(139,895)	$—	$(139,895)
Swap Agreements
Credit Risk	—	(2,196,469)	—	(2,196,469)
Interest Rate Risk	—	(73,337,319)	—	(73,337,319)

Total	$—	$(75,673,683)	$—	$(75,673,683)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The aggregate net values of the Fund’s direct investments in securities and derivative financial instruments using Level 3 inputs were 22.0% and 0.0% of total net assets, respectively.

For the year ended February 29, 2012, there were no significant transfers between Level 1 and Level 2.

24

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2011	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*	Transfer out of Level 3*		Balances as of February 29, 2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 29, 2012
Debt Obligations
Asset-Backed Securities	$293,962,357	$419	$(97,662,523)	$93,287	$(293,920)	$(8,024,612)	$—	$—		$188,075,008	$(8,033,651)
Purchased Options	12,123,200	—	—	—	—	2,629,824	—	(14,753,024	)**	—	—
Swap agreements	(57,502)	—	(28,243)	—	28,243	57,502	—	—		—	—

Total	$306,028,055	$419	$(97,690,766)	$93,287	$(265,677)	$(5,337,286)	$—	$(14,753,024)		$188,075,008	$(8,033,651)

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the year and transferred out of Level 3 at the value at the end of the year.
**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked

25

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the year.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. As of February 29, 2012, the Fund had received $47,286,891 from reverse repurchase agreements relating to securities with a market value, plus accrued interest, of $48,609,413. Reverse repurchase agreements outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an

26

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Taxes

The Fund has elected to be treated as a partnership for U.S. federal income tax purposes. As a partnership, the Fund is not itself subject to federal income tax. Instead, each shareholder is required to take into account in determining its tax liability, its distributive share of items of Fund income, gain, loss, deduction, credit, and tax preference for each taxable year substantially as though such items have been realized directly by the shareholder and without regard to whether any distribution by the Fund has been or will be received. The Fund trades securities for its own account and, as such, is generally not subject to U.S. tax on such earnings (other than certain withholding taxes). The Manager intends to conduct the business of the Fund to the maximum extent practicable so that the Fund’s activities do not constitute a U.S. trade or business. Accordingly, no provision (benefit) for U.S. federal and state income tax is reflected in the accompanying financial statements. Dividends and other revenue may be subject to withholding or similar taxes imposed by the country in which such dividends or other revenue originate. The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction based taxes imposed by certain countries in which it invests. Taxes and associated penalty and interest amounts related to capital gains realized during the year ended February 29, 2012, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes.

As of February 29, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,028,864,606	$45,008,013	$(111,329,508)	$(66,321,495)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions and non-U.S. taxes are provided for based on the Fund’s understanding of the tax rules that exist in the non-U.S. markets in which it invests. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and

27

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2009 through February 29, 2012.

Distributions

Because the Fund has elected to be treated as a partnership for U.S. federal income tax purposes, it is not required to make distributions to its shareholders. It is the policy of the Fund to declare and pay distributions as determined by the Trustees (or their delegates). Distributions made by the Fund, if any, other than distributions made in partial or complete redemption of shareholders’ interests in the Fund, are reported in the Fund’s Statement of Changes in Net Assets as cash distributions to shareholders.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds.

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance.

Earnings allowances are reported as a reduction of expenses in the Statement of Operations.

3.	Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment

28

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

company under the 1940 Act and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

• Liquidity Risk — Low trading volume, lack of a market maker, a large size position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

29

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another, such as the Fund’s investments in asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans), creates additional risk.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds, or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

30

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Fund invests in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments

31

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure

32

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund may be leveraged in terms of aggregate exposure of its assets, and its net long exposure may exceed 100% of its net assets.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment,

33

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

34

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the year ended February 29, 2012, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange-rate risk. The Fund had no forward currency contracts outstanding at the end of the year.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 29, 2012, the Fund used futures contracts to adjust interest rate exposure and maintain the diversity and liquidity of the portfolio. The Fund had no futures contracts outstanding at the end of the year.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of

35

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the year ended February 29, 2012, the Fund used purchased option contracts to adjust exposure to currencies and otherwise adjust currency exchange rate risk, as well as to enhance the diversity and liquidity of the portfolio and to adjust interest rate exposure. Option contracts purchased by the Fund and outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the year ended February 29, 2012, the Fund used written option contracts to adjust exposure to currencies and otherwise adjust currency exchange rate risk, as well as to enhance the diversity and liquidity of the portfolio and to adjust interest rate exposure. Written options outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

36

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

For the year ended February 29, 2012, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal Amount of Contracts	Number of Futures Contracts	Premiums	Principal Amount of Contracts	Number of Futures Contracts	Premiums
Outstanding, beginning of year	$—	—	$—	(503,000,000)	—	$(1,797,998)
Options written	—	—	—	—	—	—
Options bought back	—	—	—	—	—	—
Options expired	—	—	—	500,000,000	—	700,000

Outstanding, end of year	$—	—	$—	(3,000,000)	—	$(1,097,998)

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses in the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

37

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be

38

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 29, 2012, the Fund used swap agreements to hedge against default risk, to adjust interest rate exposure, and to achieve exposure to a reference entity’s credit. Swap agreements outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the year.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (purchased options)	$14,753,024	$32,938	$—	$—	$—	$14,785,962
Unrealized appreciation on swap agreements	24,381,347	—	2,501,016	—	—	26,882,363

Total	$39,134,371	$32,938	$2,501,016	$—	$—	$41,668,325

Liabilities:
Written options outstanding	$—	$(139,895)	$—	$—	$—	$(139,895)
Unrealized depreciation on swap agreements	(73,337,319)	—	(2,196,469)	—	—	(75,533,788)

Total	$(73,337,319)	$(139,895)	$(2,196,469)	$—	$—	$(75,673,683)

39

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 29, 2012^:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Net Realized Gain (Loss) on:
Investments (purchased options)	$(196,875)	$—	$(1,475,000)	$—	$—	$(1,671,875)
Written options	—	—	700,000	—	—	700,000
Forward Currency Contracts	—	1,183	—	—	—	1,183
Futures contracts	(50,662,894)	—	—	—	—	(50,662,894)
Swap agreements	49,410,497	—	332,672	—	—	49,743,169

Total	$(1,449,272)	$1,183	$(442,328)	$—	$—	$(1,890,417)

Change in Unrealized Appreciation (Depreciation) on:
Investments (purchased options)	$3,250,599	$(708,836)	$(1,397,500)	$—	$—	$1,144,263
Written options	—	272,393	(694,500)	—	—	(422,107)
Futures contracts	28,954,010	—	—	—	—	28,954,010
Swap agreements	(18,228,107)	—	(147,167)	—	—	(18,375,274)

Total	$13,976,502	$(436,443)	$(2,239,167)	$—	$—	$11,300,892

^	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (futures contracts), notional amounts (swap agreements) or principal amounts (options) outstanding at each month-end, was as follows for the year ended February 29, 2012.

	Forward currency contracts		Futures contracts	Swap agreements	Options
Average amount outstanding	$58,209	*	$4,433,606,740	$9,298,873,052	$275,331,374

*	During the year ended February 29, 2012, the Fund did not hold forward currency contracts at any month-end, therefore, the average amount outstanding was calculated using daily outstanding absolute values.

40

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

5.	Fees and other transactions with affiliates

GMO does not charge the Fund any management or service fees for its services. The Manager has contractually agreed to reimburse the Fund in order to cover the costs of specified Fund operating expenses (e.g., custody, accounting, transfer agency, audit, tax and non-investment related legal expenses) provided and to the extent that the Fund’s total expense ratio (not including certain other expenses) exceeds 0.00% of the Fund’s average daily net assets. This agreement will continue through at least June 30, 2012, and may not be terminated prior to that date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 29, 2012 was $13,448 and $6,272, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2012 were as follows:

	Purchases	Sales
U.S. Government Securities	$359,478,686	$215,327,501
Investments (non-U.S. Government securities)	—	154,773,737

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 29, 2012, 66.84% of the outstanding shares of the Fund were held by one shareholder. The shareholder is another fund of the Trust. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 29, 2012, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and all of the Fund’s shares were held by accounts for which the Manager had investment discretion.

41

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 29, 2012

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
	Shares	Amount	Shares	Amount
Shares sold	2,298,880	$52,352,107	467,420	$10,391,687
Shares repurchased	(4,150,178)	(95,229,351)	(6,455,254)	(143,713,805)

Net increase (decrease)	(1,851,298)	$(42,877,244)	(5,987,834)	$(133,322,118)

42

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO World Opportunity Overlay Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO World Opportunity Overlay Fund (the “Fund”) (a series of GMO Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2012

43

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Fund Expenses

February 29, 2012 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2012.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

44

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 29, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *
1) Actual	0.03%	$1,000.00	$1,047.60	$0.15
2) Hypothetical	0.03%	$1,000.00	$1,024.71	$0.15

*	Expenses are calculated using the annualized expense ratio (including interest expense and indirect expense incurred) for the six months ended February 29, 2012, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

45

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2012. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	67	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	67	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

[1]

As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011, these entities paid $1,238 and $230,579, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

46

Independent Trustees: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	67	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	85	None.

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

47

Other Officers:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Treasurer and Chief
Financial Officer, GMO
Series Trust (May 2011 –
present); Head of Fund
Administration
(December 2006 –
present), Fund
Administration Staff
(June 2004 –
November 2006),
Grantham, Mayo, Van
Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Assistant Treasurer, GMO Series Trust (November 2011 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Assistant Treasurer,
GMO Series Trust
(November 2011 –
present); Fund
Administrator, Grantham,
Mayo, Van Otterloo &
Co. LLC (April 2007 –
present); Vice President
and Senior Tax Manager,
Massachusetts Financial
Services Company
(January 2000 –
April 2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

48

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Assistant Treasurer, GMO
Series Trust
(November 2011 –
present); Fund
Administrator, Grantham,
Mayo, Van Otterloo &
Co. LLC (May 2009 –
present); Treasurer and
Chief Compliance
Officer, Hambrecht &
Quist Capital
Management LLC
(April 2007 –
April 2009); Senior
Manager,
PricewaterhouseCoopers
LLP (2003 – 2007).

Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Assistant Treasurer,
GMO Series Trust
(November 2011 –
present); Fund
Administrator, Grantham,
Mayo, Van Otterloo &
Co. LLC (August 2009 –
present); Audit Senior at
Deloitte (August 2007 –
August 2009); Audit
Staff at Deloitte
(January 2005 –
August 2007).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

49

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance
Officer, GMO Series
Trust (August 2011 –
present); Chief
Compliance Officer,
Grantham, Mayo, Van
Otterloo & Co. LLC (July
2009–present); Senior
Vice President and
Deputy General Counsel
(January 2007 – July
2009), Vice President and
Associate General
Counsel
(February 2006 –
December 2006), Fidelity
Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President-Law and Clerk	Chief Legal Officer since October 2010; Vice President-Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Vice President
(November 2011 –
present), Chief Legal
Officer (September 2011 –
present), Clerk
(May 2011 – present),
GMO Series Trust; Legal
Counsel, Grantham,
Mayo, Van Otterloo &
Co. LLC (since
February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

50

Other Officers: — (Continued)

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years[3]
Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Vice President and
Assistant Clerk, GMO
Series Trust (November
2011 – present); Legal
Counsel, Grantham,
Mayo, Van Otterloo &
Co. LLC (January 2007 –
present); Attorney,
Goodwin Procter LLP
(September 2003 –
January 2007).

Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Vice President and Assistant Clerk, GMO Series Trust (November 2011 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Anti-Money Laundering Officer, GMO Series Trust (November 2011 – present); Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[3]

Each of Messrs. Burnett, Bohan, Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

51

Item 2. Code of Ethics.

As of February 29, 2012, the registrant has adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. During the year ended February 29, 2012, there were no amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics. A copy of the registrant's Code of Ethics is filed with this Form N-CSR under item 12 (a).

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that the registrant does not have an "audit committee financial expert" (as such term has been defined in Form N-CSR) serving on its audit committee. The registrant's Board believes that, although none of its members individually meets all required elements of the definition of an "audit committee financial expert", the members of the registrant's audit committee collectively possess the knowledge and experience necessary to execute all of the audit committee's functions, duties and powers.

Item 4. Principal Accountant Fees and Services. *

(a)	AUDIT FEES: The aggregate fees billed to the registrant for professional services rendered by its independent auditors, PricewaterhouseCoopers LLP for the audit of the registrant’s annual financial statements for 2012 and 2011 were $2,439,200 and $2,480,460, respectively.

(b)	AUDIT-RELATED FEES: The aggregate fees billed to the registrant in 2012 and 2011 for engagements for audit-related services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $45,600 and $45,500, respectively. The aggregate fees billed in 2012 and 2011 to the registrant’s Investment Advisor, and any entity controlling, controlled, or under common control with the Advisor that provides ongoing services to the Funds (each, a “Service Affiliate”) for engagements for audit-related services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $375,000 and $452,320, respectively.

(c)	TAX FEES: The aggregate fees billed to the registrant in 2012 and 2011 for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning, including the preparation of Form 1120 RIC, Form 8613 and review of excise tax distribution calculations, were $1,373,439 and $1,077,010, respectively. The aggregate fees billed in 2012 and 2011 to the registrant’s Service Affiliates for engagements for tax services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $20,838 and $13,590, respectively.

(d)	ALL OTHER FEES: No such fees were billed by PricewaterhouseCoopers LLP to the registrant or to the registrant’s Service Affiliates that related directly to the operations and financial reporting of the Funds in 2012 or 2011.

(e)	(1) The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services to be performed by the independent auditor are to be preapproved. Under the Policy, the Audit Committee pre-approves, on an annual basis, the following services: (1) the engagement, scope and terms of the annual audit; (2) certain audit-related services; (3) certain tax services that the Committee believes would not impair, and are consistent with the SEC’s rules on auditor independence; and (4) certain permissible non-audit services that the Committee believes are routine and recurring services and that would not impair, and are consistent with the SEC’s rules on auditor independence, subject to certain limitations on the projected fees associated with each service. All other types of services not included on the schedule to the policy, or for which the projected fees exceed those provided in the schedule, require the specific pre-approval by the Audit Committee or the Chairperson of the Committee (if timing necessitates that preapproval is required before the Committee’s next regularly scheduled meeting) if they are to be provided by the independent auditor.

(e)	(2) None.

(f)	Not applicable.

(g)	NON-AUDIT FEES: The aggregate fees billed by PricewaterhouseCoopers LLP in 2012 and 2011 for non-audit services rendered to the registrant, the registrant's Service Affiliates were $1,814,877 and $1,588,420, respectively. For the fiscal year ended February 29, 2012, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $0 in fees billed to the Funds’ Service Affiliates for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended February 28, 2011, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $0 in fees billed to the Funds’ Service Affiliates for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h)	The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant's Investment Advisor, and any entity controlling, controlled, or under common control with the Advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

*Includes information regarding all series of GMO Trust.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

The complete schedule of investments for each series of the registrant is included as part of the annual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant's Principal Executive Officer and Principal Financial Officer have concluded as of a date within 90 days of the filing of this report, based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics described in Item 2 is attached hereto as EX-99.CODEETH.

(a)(2)	Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as EX-99.CERT.

(a)(3)	Not applicable to this registrant.

(b)	Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GMO Trust

By (Signature and Title):	/s/ J.B. Kittredge
J.B. Kittredge, Chief Executive Officer

	Date:	May 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ J.B. Kittredge
J.B. Kittredge, Principal Executive Officer

	Date:	May 2, 2012

By (Signature and Title):	/s/ Sheppard N. Burnett
Sheppard N. Burnett, Principal Financial Officer

	Date:	May 2, 2012